UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2007 through June 30, 2008 for all funds except for JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund which are July 31, 2007 through June 30, 2008, JPMorgan Value Discovery Fund which is September 28, 2007 through June 30, 2008 and JPMorgan Dynamic Growth Fund, JPMorgan Dynamic Small Cap Core Fund and JPMorgan U.S. Large Cap Value Plus Fund which are November 30, 2007 through June 30, 2008 and JPMorgan Intrinsic Value Fund which is February 28, 2008 through June 30, 2008.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT JUNE 30, 2008

JPMorgan Funds

Small Cap

Funds

JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Micro Cap Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Small Company Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Dynamic Small Cap Growth Fund	2
JPMorgan Micro Cap Fund	4
JPMorgan Small Cap Core Fund	6
JPMorgan Small Cap Equity Fund	8
JPMorgan Small Cap Growth Fund	10
JPMorgan Small Cap Value Fund	12
JPMorgan Strategic Small Cap Value Fund	14
JPMorgan U.S. Small Company Fund	16
Schedules of Portfolio Investments	18
Financial Statements	52
Financial Highlights	68
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	91
Trustees	92
Officers	94
Schedule of Shareholder Expenses	95
Tax Letter	98

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this annual report for the JPMorgan Small Cap Funds. Inside, you’ll find information detailing the performance of the Funds for the 12-month period ended June 30, 2008, along with a report from the portfolio managers.

“Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the 12 months, as negative news affected the financial markets and U.S. economy. For most of 2007, stock performance was generally healthy. But, late in the calendar year, problems in other segments of the economy — including fallout from the weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the stock market.

As these problems gained momentum, volatility increased and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth. The Fed launched an aggressive easing campaign in September 2007 that cut the fed funds target rate from 5.25% to 2.00% by the end of the reporting period.

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

Stock returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –13.12%, while large-, mid- and small-cap stocks returned –12.36%, –11.19% and –16.19%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   1

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 19, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$198,133
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Dynamic Small Cap Growth Fund, which seeks capital growth over the long term,* returned –12.00%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2008, compared to the –10.83% return for the Russell 2000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the consumer staples, financial service and consumer discretionary sectors. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Chemed Corp. detracted from performance. The company operates in two segments: one segment provides hospice services for patients with severe and life-limiting illness, and the other offers plumbing and maintenance services to residential and commercial customers. The company’s shares declined after analysts cut profit estimates, believing customers would delay non-vital repairs due to the slowing U.S. economy. Smith & Wesson Holding Corp., a producer of handguns as well as law enforcement, firearm safety and security products, hurt returns. The company reduced its annual profit and revenue forecasts in 2007 due to increased marketing costs and an autumn hunting season compressed by warm weather. Marlin Business Services Corp., a nationwide provider of equipment leasing and working capital solutions to small businesses, hindered performance. The company reported a decline in net income for fiscal 2007.

On the positive side, stock selection in the producer durables and an underweight in the energy and auto/transportation sectors helped returns. At the individual stock level, Forest Oil Corp., a natural gas exploration and production name, contributed to performance. The company’s shares advanced on its discovery of a natural gas deposit in Quebec, which is believed to hold as much as 4.1 trillion cubic feet of reserves. Bucyrus International Inc., which designs and manufactures mining equipment, also helped returns. The company’s shares rose after it reported that cash flow from operations had hit a nine-year high at the end of 2007. Penn Virginia Corp., another oil and gas exploration and production company, aided performance. The company’s shares advanced after an East Texas well showed the ability to produce significantly more natural gas than previously anticipated. In addition, production rates at another of the company’s controlled natural-gas wells doubled analysts’ estimates.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis. We believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	FTI Consulting, Inc.	2.8%
2.	Forest Oil Corp.	2.6
3.	Bucyrus International, Inc.	2.6
4.	Powell Industries, Inc.	2.5
5.	Kaydon Corp.	2.4
6.	Flir Systems, Inc.	2.3
7.	Penn Virginia Corp.	2.3
8.	Oceaneering International, Inc.	2.2
9.	ViaSat, Inc.	2.2
10.	Psychiatric Solutions, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	22.6%
Information Technology	22.0
Industrials	21.0
Consumer Discretionary	12.1
Energy	11.5
Financials	6.8
Consumer Staples	2.2
Short-Term Investment	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –16.62%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		(12.00)%	9.65%	5.48%
With Sales Charge*		(16.62)	8.47	4.92
CLASS B SHARES	5/19/97
Without CDSC		(12.47)	9.00	4.94
With CDSC**		(17.47)	8.72	4.94
CLASS C SHARES	1/7/98
Without CDSC		(12.50)	9.00	4.82
With CDSC***		(13.50)	9.00	4.82
SELECT CLASS SHARES	4/5/99	(11.62)	10.10	5.87

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Select Class Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   3

JPMorgan Micro Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 31, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$19,564
Primary Benchmark	Russell Microcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Micro Cap Fund, which seeks capital growth over the long term,* returned –28.71%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –25.47% return for the Russell Microcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to an overweight in the consumer discretionary and energy sectors as well as stock selection in the technology sector. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, BluePhoenix Solutions Ltd., a software solutions provider, detracted from performance. The company’s shares declined when it decided to sell its holdings in its subsidiary Mainsoft. As a result, the company incurred a one-time non-cash charge of $7.0 million due to ‘impairment of goodwill.’ Magma Design Automation Inc., which provides electronic design automation software products, also hurt returns. The company’s shares fell after it announced that it expected first-quarter 2008 profits to be well below Wall Street expectations. Smith & Wesson Holding Corp., a producer of handguns as well as law enforcement, firearm safety and security products, hindered performance. The company reduced its annual profit and revenue forecasts in 2007 due to increased marketing costs and an autumn hunting season compressed by warm weather.

On the positive side, stock selection and an underweight in the financial service sector as well as stock selection in the healthcare and auto/transportation sectors contributed to results. At the individual stock level, Third Wave Technologies Inc., which develops and markets molecular diagnostic products, helped performance. The company’s shares rose after it reported a tenth-consecutive quarter of clinical revenue growth in the first quarter of 2008. Concur Technologies Inc., an e-commerce software and service provider, also helped returns. The company’s shares rose after strong demand for its expense report software and tighter cost controls led to increased first-quarter earnings. Illumina Inc., which provides systems that analyze genetic variation and biological function, aided performance. The company’s stock advanced on news that it had signed a coveted contract to process more than 6,500 samples for researchers of the Type 1 Diabetes Genetics Consortium.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify micro-cap companies with durable franchises and management teams with a proven track record. Our research separated companies with strong long-term prospects from those that exhibited deteriorating business fundamentals or experienced deep cyclicality. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Imax Corp., (Canada)	3.0%
2.	Wet Seal, Inc. (The), Class A	3.0
3.	Cornell Cos., Inc.	2.8
4.	Callidus Software, Inc.	2.7
5.	PDF Solutions, Inc.	2.6
6.	Vocus, Inc.	2.5
7.	Enzo Biochem, Inc.	2.5
8.	Five Star Quality Care, Inc.	2.4
9.	Synergetics USA, Inc.	2.4
10.	Gaylord Entertainment Co.	2.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	30.5%
Consumer Discretionary	21.6
Health Care	15.7
Industrials	11.4
Financials	8.6
Energy	4.2
Consumer Staples	3.5
Materials	1.5
Short-Term Investment	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	10/31/05
Without Sales Charge		(28.91)%	(6.42)%
With Sales Charge*		(32.63)	(8.29)
CLASS C SHARES	10/31/05
Without CDSC		(29.22)	(6.88)
With CDSC**		(30.22)	(6.88)
SELECT CLASS SHARES	10/31/05	(28.71)	(6.16)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/31/05 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 31, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Micro Cap Fund, the Russell Microcap Index, the Lipper Micro-Cap Funds Index and the Lipper Small-Cap Core Funds Index from October 31, 2005 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Microcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Micro-Cap Funds Index and the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Microcap Index is an unmanaged index which measures the performance of the smallest 1,000 stocks in the small cap Russell 2000 Index plus an additional 1,000 smaller companies. The Lipper Micro-Cap Funds Index and Lipper Small-Cap Core Funds Index are indices based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through November 30, 2006, the Fund did not experience any shareholder purchase and sales activity. If such activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   5

JPMorgan Small Cap Core Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$558,129
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Core Fund, which seeks capital growth over the long term,* returned –18.20%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –16.19% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the industrial cyclical and energy sectors. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Ceradyne Inc., a ceramic product manufacturer, detracted from performance. The company’s shares declined as the outlook for body armor and vehicle armor contracts from the U.S. Department of Defense became unclear. Horizon Lines Inc., a container shipping company, also hurt returns. The company missed earnings and lowered its guidance, citing weakness in the Puerto Rican economy and higher fuel costs.

On the positive side, stock selection in the basic materials, and software and services sectors helped returns. At the individual stock level, CF Industries Holdings Inc., a fertilizer maker, contributed to performance. Higher prices of agricultural products increased demand for fertilizer, which makes farming more efficient. Priceline.com Inc., a discount travel website, also helped. The company benefited from strong bookings growth in Europe as well as innovative domestic products.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector that exhibited strong momentum while trading at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Digital Realty Trust, Inc.	1.3%
2.	Wabtec Corp.	1.2
3.	GrafTech International Ltd.	1.2
4.	Tupperware Brands Corp.	1.2
5.	Premiere Global Services, Inc.	1.1
6.	Gulfmark Offshore, Inc.	1.1
7.	McMoRan Exploration Co.	1.1
8.	Lexington Realty Trust	1.0
9.	Stone Energy Corp.	1.0
10.	Cash America International, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	19.1%
Industrials	18.2
Information Technology	16.3
Consumer Discretionary	12.1
Health Care	11.8
Energy	7.4
Materials	4.4
Utilities	3.1
Consumer Staples	2.8
Telecommunication Services	2.7
Short-Term Investments	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

6   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(18.20)%	9.61%	3.91%

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investor’s cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 20, 1994
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$1,190,672
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term,* returned –11.77%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2008, compared to the –16.19% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial service, technology and materials/processing sectors. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Compass Minerals International Inc., which produces inorganic mineral products, contributed to performance. The company’s shares advanced when it reported an increase in full-year sales due to strong demand for de-icing salt and specialty fertilizers. FMC Technologies Inc., which designs, manufactures and services machinery and systems for the energy, food processing and air transportation industries, also helped returns. The company benefited from a surge in offshore oil production. This surge, spurred by record-high oil prices, resulted in increased demand for subsea oil systems, one of the company’s primary products. PharMerica Corp., a pharmaceutical services firm, aided performance. The company’s shares rose after it reported 2008 first-quarter profits and revenues that were significantly higher than Wall Street estimates.

On the negative side, stock selection in the consumer discretionary and consumer staples sectors and an underweight in the energy sector hurt returns. At the individual stock level, Jarden Corp., a consumer product firm, detracted from performance. The company’s shares fell after decreased demand for its consumables and consumer solutions units led to disappointing sales figures. Travelzoo Inc., an online marketing solutions provider, also hurt returns. The company was hurt by large non-tax deductible losses from international operations, which caused fourth-quarter 2007 earnings to fall. HFF Inc., a commercial real estate and capital markets services provider, hindered performance. The company’s shares declined after a drop in its operating income from 2006 to 2007. Increased costs associated with the expansion of the new business accounted for the decline in operating income.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify undervalued small-cap companies with leading competitive positions and strong management. The research process was designed to identify companies that exhibit sustainable free cash flow, are in industries with high barriers to entry and have a proven management team. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ProAssurance Corp.	2.8%
2.	Exterran Holdings, Inc.	2.6
3.	Silgan Holdings, Inc.	2.4
4.	Northwest Natural Gas Co.	2.0
5.	PSS World Medical, Inc.	2.0
6.	PharMerica Corp.	1.9
7.	Compass Minerals International, Inc.	1.9
8.	Waste Connections, Inc.	1.9
9.	Solera Holdings, Inc.	1.9
10.	Papa John’s International, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	15.5%
Information Technology	15.2
Industrials	12.1
Health Care	11.4
Materials	9.6
Consumer Discretionary	7.9
Energy	7.3
Utilities	4.0
Consumer Staples	3.9
Telecommunication Services	3.2
Short-Term Investment	9.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –16.41%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

8   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		(11.77)%	15.15%	7.84%
With Sales Charge*		(16.41)	13.91	7.26
CLASS B SHARES	3/28/95
Without CDSC		(12.21)	14.48	7.24
With CDSC**		(17.21)	14.25	7.24
CLASS C SHARES	2/19/05
Without CDSC		(12.21)	14.47	7.12
With CDSC***		(13.21)	14.47	7.12
CLASS R5 SHARES****	5/15/06	(11.32)	15.74	8.41
SELECT CLASS SHARES	5/7/96	(11.51)	15.64	8.36

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 1, 1991
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$445,659
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Growth Fund, which seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies,* returned –12.98%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2008, compared to the –10.83% return for the Russell 2000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the producer durables, consumer discretionary and financial service sectors. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, TurboChef Technologies Inc., which provides equipment, technology and services that focus on the high-speed preparation of food products, detracted from performance. The company’s shares declined after it reported a higher-than-expected first-quarter loss. The company’s initiation of spending cuts and employee layoffs also factored into the stock’s fall. Tessera Technologies Inc., which develops and licenses miniaturization technologies for the electronics industry, also hurt returns. The company was hurt when patent-infringement complaints against Motorola Inc., Qualcomm Inc. and other chipmakers were put on hold pending review of the patents, a process that could last over a year. Smith & Wesson Holding Corp., a producer of handguns as well as law enforcement, firearm safety and security products, hindered performance. The company reduced its annual profit and revenue forecasts in 2007 due to increased marketing costs and an autumn hunting season compressed by warm weather.

On the positive side, stock selection in the healthcare and energy sector and an underweight in the auto/transportation sector helped returns. At the individual stock level, Penn Virginia Corp., an oil and gas exploration and production company, contributed to performance. The company’s shares advanced after an East Texas well showed the ability to produce significantly more natural gas than previously anticipated. In addition, production rates at another of the company’s controlled natural-gas wells doubled analysts’ estimates. ANSYS Inc., an engineering simulation software developer, also helped returns. The company benefited from its intention to acquire Ansoft, allowing the company to enter the highly competitive market of microprocessor-design software. Comstock Resources Inc., another oil and natural gas company, aided performance. The company’s shares advanced after its 2008 first-quarter profit and sales figures topped analysts’ average estimates.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis. We believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Penn Virginia Corp.	2.4%
2.	ANSYS, Inc.	2.3
3.	Enzo Biochem, Inc.	1.7
4.	Oceaneering International, Inc.	1.7
5.	Cabot Oil & Gas Corp.	1.7
6.	Comstock Resources, Inc.	1.6
7.	Nuance Communications, Inc.	1.6
8.	MedAssets, Inc.	1.6
9.	Switch & Data Facilities Co., Inc.	1.6
10.	Blackboard, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	24.4%
Health Care	21.3
Consumer Discretionary	14.7
Industrials	11.6
Energy	11.2
Financials	8.0
Materials	3.2
Consumer Staples	1.6
Telecommunication Services	1.1
Short-Term Investment	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –17.51%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

10   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		(12.98)%	11.38%	5.57%
With Sales Charge*		(17.51)	10.17	5.00
CLASS B SHARES	9/12/94
Without CDSC		(13.45)	10.68	4.93
With CDSC**		(18.45)	10.41	4.93
CLASS C SHARES	11/4/97
Without CDSC		(13.46)	10.68	4.83
With CDSC***		(14.46)	10.68	4.83
SELECT CLASS SHARES	3/26/96	(12.72)	11.67	5.80
INSTITUTIONAL CLASS SHARES	2/19/05	(12.51)	11.79	5.86

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   11

JPMorgan Small Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 27, 1995
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$594,872
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Value Fund, which seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies,* returned –18.15%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –21.63% return for the Russell 2000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial and basic materials sectors. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Cleveland-Cliffs Inc., an iron ore miner, contributed to performance. The company benefited from higher steel prices. UMB Financial Corp. also helped returns. The bank was able to beat analysts’ expectations, despite turmoil in the credit market. In addition, the company grew deposits and loans, while avoiding troubled assets that have hurt its industry peers.

On the negative side, stock selection in the energy, and software and services sectors hurt returns. At the individual stock level, oil refiner Holly Corp. detracted from performance. The company’s shares fell on weak demand, citing the slackening economy and record oil prices that squeezed profitability from the refining industry. Checkbook maker Deluxe Corp. also hurt returns. The company’s first-quarter earnings dragged down performance. In addition, its small business segment missed expectations against a soft economic backdrop.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector which exhibited high earnings quality and effective capital deployment decisions while trading at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Nicor, Inc.	1.5%
2.	Stone Energy Corp.	1.4
3.	Big Lots, Inc.	1.3
4.	UMB Financial Corp.	1.3
5.	EMCOR Group, Inc.	1.2
6.	Nash Finch Co.	1.1
7.	Worthington Industries, Inc.	1.1
8.	Lexington Realty Trust	1.1
9.	Harleysville Group, Inc.	1.0
10.	Trico Marine Services, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	30.4%
Consumer Discretionary	13.7
Information Technology	12.8
Industrials	12.3
Materials	6.7
Utilities	5.9
Energy	5.8
Health Care	4.5
Consumer Staples	3.2
Telecommunication Services	1.2
Short-Term Investments	3.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

12   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		(18.39)%	10.51%	7.80%
With Sales Charge*		(22.67)	9.33	7.22
CLASS B SHARES	1/27/95
Without CDSC		(18.88)	9.79	7.18
With CDSC**		(23.88)	9.52	7.18
CLASS C SHARES	3/22/99
Without CDSC		(18.90)	9.80	7.05
With CDSC***		(19.90)	9.80	7.05
CLASS R5 SHARES****	5/15/06	(18.08)	10.84	8.08
SELECT CLASS SHARES	1/27/95	(18.15)	10.80	8.06
ULTRA SHARES	2/22/05	(18.07)	10.91	8.11

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data includes the performance of the Pegasus Small Cap Opportunity Fund and its predecessors for the period before the consolidation with the Fund on March 22, 1999.

Returns for Class C, Class R5 Shares and Ultra Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Class R5 Shares and Ultra Shares would have been different than those shown because Class R5 Shares and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   13

JPMorgan Strategic Small Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$11,769
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Small Cap Value Fund, which seeks capital growth over the long term,* returned –25.87%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –21.63% return for the Russell 2000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financial service, materials/processing and healthcare sectors. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Security Capital Assurance Ltd., which provides financial guaranty insurance, reinsurance and other credit enhancement products, detracted from performance. The company’s shares declined after it reported a net loss for the third quarter of 2007 due to significant write-downs on credit derivatives. American Dental Partners Inc., which provides dental practice management services, also hurt returns. The company’s shares declined when it lost a lawsuit over the management of dental clinics and had to transfer the rights to 25 dental facilities, which were expected to generate $88 million in revenue. Marlin Business Services Corp., a nationwide provider of equipment leasing and working capital solutions to small businesses, hindered performance. The company reported a decline in net income for fiscal 2007.

On the positive side, stock selection in the consumer discretionary, producer durables and energy sectors helped returns. At the individual stock level, Comstock Resources Inc., an oil and natural gas company, contributed to performance. The company’s shares advanced after its 2008 first-quarter profit and sales figures topped analysts’ average estimates. Oceaneering International Inc., a global provider of engineered services and products to the offshore oil and gas industry, also helped returns. The company’s shares advanced on news of three new contracts for underwater drilling control systems with a combined value in excess of $30 million. Powell Industries Inc., which provides electrical energy equipment and systems, aided performance as well. The company’s shares rose when it announced that second-quarter profit in 2008 more than doubled from the previous year due to strong demand for electrical power products.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The strategy attempted to achieve superior stock selection by departing from the consensus view of future cash flow. Potential investments were subjected to rigorous financial analysis.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Vector Group Ltd.	4.0%
2.	Comstock Resources, Inc.	3.1
3.	WSFS Financial Corp.	3.0
4.	PGT, Inc.	2.7
5.	Penn Virginia Corp.	2.5
6.	Kaydon Corp.	2.5
7.	Silgan Holdings, Inc.	2.5
8.	John Wiley & Sons, Inc., Class A	2.5
9.	ArvinMeritor, Inc.	2.2
10.	Castlepoint Holdings Ltd., (Bermuda)	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.5%
Consumer Discretionary	16.1
Industrials	16.0
Energy	10.1
Information Technology	9.1
Materials	7.1
Consumer Staples	6.3
Health Care	5.7
Utilities	1.6
Telecommunication Services	1.0
Short-Term Investment	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

14   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/06
Without Sales Charge		(26.13)%	(5.43)%
With Sales Charge*		(30.02)	(7.59)
CLASS C SHARES	2/28/06
Without CDSC		(26.61)	(5.97)
With CDSC**		(27.61)	(5.97)
CLASS R5 SHARES***	7/31/07	(25.64)	(5.03)
SELECT CLASS SHARES	2/28/06	(25.87)	(5.16)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

***	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

LIFE OF FUND PERFORMANCE (02/28/06 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2006.

Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares, the original class offered. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses then Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from February 28, 2006 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through March 23, 2007, the Fund did not experience any shareholder purchase and sales activity. If such activity had occurred the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   15

JPMorgan U.S. Small Company Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$49,321
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks,* returned –19.41%** (Institutional Class Shares) for the 12 months ended June 30, 2008, compared to the –16.19% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the consumer cyclical and energy sectors. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Sturm, Ruger & Co., an arms dealer, detracted from performance. The company’s shares fell when a restructuring of its manufacturing process led to production issues. Great Southern Bancorp, Inc. also hurt returns. The company announced an earnings loss, citing credit market difficulties.

On the positive side, stock selection in the basic materials and industrial cyclical sectors helped returns. At the individual stock level, Cleveland-Cliffs Inc., an iron ore miner, contributed to performance. The company benefited from higher steel prices. Terra Industries Inc., which makes fertilizer products, also helped returns. Higher prices for agricultural products increased demand for fertilizer, which made farming more efficient.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector which exhibited high earnings quality and effective capital deployment decisions while trading at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Nicor, Inc.	1.5%
2.	Stone Energy Corp.	1.5
3.	Nordson Corp.	1.5
4.	ION Geophysical Corp.	1.4
5.	Pacer International, Inc.	1.4
6.	BancFirst Corp.	1.4
7.	Invacare Corp.	1.3
8.	Big Lots, Inc.	1.3
9.	Coherent, Inc.	1.3
10.	Aspen Technology, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	18.0%
Information Technology	17.8
Industrials	15.5
Health Care	13.3
Consumer Discretionary	11.9
Energy	8.2
Materials	4.4
Utilities	3.1
Consumer Staples	2.6
Telecommunication Services	1.2
Short-Term Investments	4.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

16   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
Without Sales Charge	11/1/07	(19.73)%	7.99%	3.51%
With Sales Charge*		(23.96)	6.83	2.96
CLASS C SHARES
Without CDSC	11/1/07	(20.01)	7.91	3.48
With CDSC**		(21.01)	7.91	3.48
SELECT CLASS SHARES	9/10/01	(19.62)	8.02	3.53
INSTITUTIONAL CLASS SHARES	11/4/93	(19.41)	8.22	3.71

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to its inception date are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from December 31, 1997 to September 10, 2001.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Institutional Class Shares, the original class offered. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses then Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   17

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Common Stocks — 97.5%
	Aerospace & Defense — 1.0%
63	HEICO Corp. (c)	2,056
	Auto Components — 1.3%
54	WABCO Holdings, Inc.	2,527
	Biotechnology — 3.5%
15	Alexion Pharmaceuticals, Inc. (a) (c)	1,087
110	BioMarin Pharmaceutical, Inc. (a)	3,194
59	Myriad Genetics, Inc. (a) (c)	2,704
		6,985
	Capital Markets — 4.5%
27	Affiliated Managers Group, Inc. (a)	2,441
127	Calamos Asset Management, Inc., Class A	2,165
49	Investment Technology Group, Inc. (a)	1,631
50	Lazard Ltd., (Bermuda), Class A	1,690
56	Och-Ziff Capital Management Group LLC, Class A	1,072
		8,999
	Commercial Services & Supplies — 5.5%
75	Corrections Corp. of America (a)	2,055
80	FTI Consulting, Inc. (a)	5,450
38	Stericycle, Inc. (a)	1,949
43	Waste Connections, Inc. (a)	1,363
		10,817
	Communications Equipment — 4.3%
141	Foundry Networks, Inc. (a)	1,661
143	Neutral Tandem, Inc. (a)	2,509
211	ViaSat, Inc. (a)	4,259
		8,429
	Computers & Peripherals — 0.9%
46	Synaptics, Inc. (a) (c)	1,724
	Construction & Engineering — 0.8%
26	Shaw Group, Inc. (The) (a)	1,607
	Distributors — 1.9%
209	LKQ Corp. (a)	3,773
	Diversified Consumer Services — 1.2%
28	American Public Education, Inc. (a)	1,103
195	thinkorswim Group, Inc. (a) (c)	1,371
		2,474
	Diversified Financial Services — 1.4%
76	MSCI, Inc., Class A (a)	2,769
	Electrical Equipment — 7.0%
114	EnerSys (a)	3,892
48	General Cable Corp. (a)	2,936
99	Powell Industries, Inc. (a)	4,995
31	Roper Industries, Inc.	2,069
		13,892
	Electronic Equipment & Instruments — 2.3%
111	Flir Systems, Inc. (a) (c)	4,511
	Energy Equipment & Services — 5.2%
33	Exterran Holdings, Inc. (a)	2,334
63	Hornbeck Offshore Services, Inc. (a) (c)	3,583
57	Oceaneering International, Inc. (a)	4,388
		10,305
	Food & Staples Retailing — 1.0%
59	Susser Holdings Corp. (a)	575
57	Whole Foods Market, Inc. (c)	1,355
		1,930
	Health Care Equipment & Supplies — 5.9%
132	Hologic, Inc. (a)	2,876
40	IDEXX Laboratories, Inc. (a)	1,940
93	Masimo Corp. (a)	3,208
134	Meridian Bioscience, Inc.	3,607
		11,631
	Health Care Providers & Services — 4.6%
36	Coventry Health Care, Inc. (a)	1,080
40	DaVita, Inc. (a)	2,104
110	Psychiatric Solutions, Inc. (a) (c)	4,143
64	VCA Antech, Inc. (a)	1,789
		9,116
	Health Care Technology — 2.7%
44	Cerner Corp. (a)	1,997
257	Omnicell, Inc. (a)	3,389
		5,386
	Hotels, Restaurants & Leisure — 2.8%
43	Bally Technologies, Inc. (a)	1,467
113	Red Robin Gourmet Burgers, Inc. (a) (c)	3,140
32	Scientific Games Corp., Class A (a)	939
		5,546
	Insurance — 0.8%
32	ProAssurance Corp. (a)	1,515

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 2.7%
620	Art Technology Group, Inc. (a) (c)	1,983
50	Bankrate, Inc. (a) (c)	1,938
98	DealerTrack Holdings, Inc. (a) (c)	1,379
		5,300
	IT Services — 1.9%
110	Syntel, Inc. (c)	3,696
	Life Sciences Tools & Services — 4.2%
22	Covance, Inc. (a)	1,919
41	Icon plc, (Ireland), ADR (a)	3,081
39	Illumina, Inc. (a) (c)	3,419
		8,419
	Machinery — 5.0%
70	Bucyrus International, Inc.	5,112
93	Kaydon Corp.	4,781
		9,893
	Media — 1.1%
32	Morningstar, Inc. (a)	2,269
	Oil, Gas & Consumable Fuels — 6.2%
38	Cabot Oil & Gas Corp.	2,601
69	Forest Oil Corp. (a)	5,148
60	Penn Virginia Corp.	4,510
		12,259
	Personal Products — 1.2%
128	Bare Escentuals, Inc. (a) (c)	2,392
	Pharmaceuticals — 1.5%
276	Sucampo Pharmaceuticals, Inc., Class A (a) (c)	2,963
	Road & Rail — 1.5%
59	J.B. Hunt Transport Services, Inc.	1,960
34	Old Dominion Freight Line, Inc. (a)	1,021
		2,981
	Semiconductors & Semiconductor Equipment — 5.1%
117	Diodes, Inc. (a) (c)	3,228
75	Hittite Microwave Corp. (a)	2,668
164	Microsemi Corp. (a)	4,134
		10,030
	Software — 4.9%
160	Magma Design Automation, Inc. (a) (c)	973
77	NetSuite, Inc. (a) (c)	1,569
257	Nuance Communications, Inc. (a)	4,027
158	Taleo Corp., Class A (a)	3,090
		9,659
	Specialty Retail — 1.2%
74	J Crew Group, Inc. (a) (c)	2,456
	Textiles, Apparel & Luxury Goods — 2.4%
14	Deckers Outdoor Corp. (a)	1,956
236	Iconix Brand Group, Inc. (a) (c)	2,847
		4,803
	Total Long-Term Investments (Cost $181,614)	193,112
Short-Term Investment — 1.8%
	Investment Company — 1.8%
3,567	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $3,567)	3,567

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 16.2%
	Corporate Notes — 5.7%
1,150	Alliance and Leicester plc, (United Kingdom), VAR, 2.47%, 09/05/08	1,150
2,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08 (e)	2,000
2,100	CDC Financial Products, Inc., VAR, 2.65%, 07/07/08	2,100
1,500	Citigroup Global Markets, Inc., VAR, 2.80%, 07/07/08	1,500
2,500	Metropolitan Life Global Funding I, VAR, 2.48%, 08/21/08 (e)	2,500
2,000	Nationwide Building Society, (United Kingdom), VAR, 2.51%, 07/03/08	2,000
		11,250
	Repurchase Agreements — 10.5%
5,000	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $5,000, collateralized by U.S. Government Agency Mortgages	5,000
5,920	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $5,921, collateralized by U.S. Government Agency Mortgages	5,920
5,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $5,000, collateralized by U.S. Government Agency Mortgages	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   19

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — Continued
5,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $5,001, collateralized by U.S. Government Agency Mortgages	5,000
		20,920
	Total Investments of Cash Collateral for Securities on Loan (Cost $32,170)	32,170
	Total Investments — 115.5% (Cost $217,351)	228,849
	Liabilities in Excess of Other Assets — (15.5)%	(30,716)
	NET ASSETS — 100.0%	$198,133

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Common Stocks — 97.0%
	Air Freight & Logistics — 2.2%
12	Forward Air Corp.	426
	Biotechnology — 0.8%
4	Myriad Genetics, Inc. (a)	165
	Capital Markets — 2.1%
18	American Physicians Service Group, Inc.	407
	Chemicals — 1.5%
20	Zep, Inc.	299
	Commercial Banks — 0.2%
5	Horizon Financial Corp.	31
	Commercial Services & Supplies — 3.8%
23	Cornell Cos., Inc. (a)	548
16	Interface, Inc., Class A	198
		746
	Communications Equipment — 1.4%
16	Neutral Tandem, Inc. (a)	280
	Diversified Consumer Services — 1.6%
14	Nobel Learning Communities, Inc. (a)	195
17	thinkorswim Group, Inc. (a)	122
		317
	Electrical Equipment — 0.7%
50	Microvision, Inc. (a)	138
	Electronic Equipment & Instruments — 2.2%
37	Mercury Computer Systems, Inc. (a)	278
5	ScanSource, Inc. (a)	143
		421
	Energy Equipment & Services — 1.1%
3	Lufkin Industries, Inc.	221
	Food & Staples Retailing — 0.2%
4	Susser Holdings Corp. (a)	35
	Food Products — 1.9%
66	Cuisine Solutions, Inc. (a)	142
9	J & J Snack Foods Corp.	238
		380
	Health Care Equipment & Supplies — 4.6%
20	NMT Medical, Inc. (a)	93
60	Power Medical Interventions, Inc. (a)	333
180	Synergetics USA, Inc. (a)	477
		903
	Health Care Providers & Services — 5.6%
101	Five Star Quality Care, Inc. (a)	478
12	Genoptix, Inc. (a)	385
11	IPC The Hospitalist Co., Inc. (a)	215
		1,078
	Hotels, Restaurants & Leisure — 6.4%
4	Benihana, Inc., (a)	26
22	Benihana, Inc., Class A (a)	138
18	Carrols Restaurant Group, Inc. (a)	92
20	Gaylord Entertainment Co. (a)	471
27	Great Wolf Resorts, Inc. (a)	119
8	Monarch Casino & Resort, Inc. (a)	98
7	Ruby Tuesday, Inc.	38
202	Youbet.com, Inc. (a)	256
		1,238
	Insurance — 5.2%
4	Darwin Professional Underwriters, Inc. (a)	118
32	Meadowbrook Insurance Group, Inc.	167
8	ProAssurance Corp. (a)	379
7	RLI Corp.	364
		1,028
	Internet Software & Services — 14.3%
5	Equinix, Inc. (a)	468
16	Greenfield Online, Inc. (a)	233
18	Knot, Inc. (The) (a)	173
23	Liquidity Services, Inc. (a)	269
69	SoundBite Communications, Inc. (a)	240
94	Spark Networks, Inc. (a)	391
17	Switch & Data Facilities Co., Inc. (a)	280
554	Think Partnership, Inc. (a)	244
15	Vocus, Inc. (a)	497
		2,795
	Leisure Equipment & Products — 2.8%
29	Smith & Wesson Holding Corp. (a)	150
97	Summer Infant, Inc. (a)	404
		554
	Life Sciences Tools & Services — 4.0%
43	Enzo Biochem, Inc. (a)	483
3	Illumina, Inc. (a)	300
		783

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   21

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 1.3%
9	Altra Holdings, Inc. (a)	153
3	RBC Bearings, Inc. (a)	96
		249
	Media — 6.1%
58	Alloy, Inc. (a)	416
87	Imax Corp., (Canada) (a)	597
24	MDC Partners, Inc., (Canada), Class A (a)	172
		1,185
	Oil, Gas & Consumable Fuels — 3.1%
12	Approach Resources, Inc. (a)	326
4	GMX Resources, Inc. (a)	276
		602
	Personal Products — 1.4%
28	Physicians Formula Holdings, Inc. (a)	265
	Pharmaceuticals — 0.8%
32	Somaxon Pharmaceuticals, Inc. (a)	153
	Real Estate Management & Development — 0.7%
10	FirstService Corp., (Canada) (a)	141
	Road & Rail — 2.2%
15	Knight Transportation, Inc.	281
10	Marten Transport Ltd. (a)	158
		439
	Semiconductors & Semiconductor Equipment — 2.6%
87	PDF Solutions, Inc. (a)	517
	Software — 10.1%
56	BluePhoenix Solutions Ltd., (Israel) (a)	257
107	Callidus Software, Inc. (a)	534
9	Concur Technologies, Inc. (a)	294
23	DemandTec, Inc. (a)	176
72	Magma Design Automation, Inc. (a)	440
27	Scientific Learning Corp. (a)	104
20	SumTotal Systems, Inc. (a)	95
10	Unica Corp. (a)	82
		1,982
	Specialty Retail — 3.0%
29	Shoe Pavilion, Inc. (a)	6
123	Wet Seal, Inc. (The), Class A (a)	587
		593
	Textiles, Apparel & Luxury Goods — 1.8%
102	Ashworth, Inc. (a)	357
	Trading Companies & Distributors — 1.3%
16	Interline Brands, Inc. (a)	248
	Total Common Stocks (Cost $21,830)	18,976
	Preferred Stock — 0.5%
	Real Estate Management & Development — 0.5%
5	FirstService Corp., (Canada), 7.00%, 08/04/08 (Cost $68) (m) (x)	91
	Total Long-Term Investments (Cost $21,898)	19,067
Short-Term Investment — 3.0%
	Investment Company — 3.0%
593	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $593)	593
	Total Investments — 100.5% (Cost $22,491)	19,660
	Liabilities in Excess of Other Assets — (0.5)%	(96)
	NET ASSETS — 100.0%	$19,564

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 90.7%
	Common Stocks — 90.7%
	Aerospace & Defense — 2.0%
112	Ceradyne, Inc. (a)	3,849
13	Curtiss-Wright Corp. (c)	564
73	Esterline Technologies Corp. (a)	3,596
14	HEICO Corp. (c)	452
65	Moog, Inc., Class A (a) (c)	2,411
11	Triumph Group, Inc.	513
		11,385
	Air Freight & Logistics — 0.5%
25	Atlas Air Worldwide Holdings, Inc. (a)	1,217
50	Hub Group, Inc., Class A (a)	1,696
		2,913
	Airlines — 0.5%
15	Hawaiian Holdings, Inc. (a)	106
158	Republic Airways Holdings, Inc. (a)	1,372
104	SkyWest, Inc.	1,318
		2,796
	Auto Components — 0.8%
14	American Axle & Manufacturing Holdings, Inc. (c)	110
59	ATC Technology Corp. (a)	1,367
33	Cooper Tire & Rubber Co. (c)	255
149	Lear Corp. (a)	2,114
18	Standard Motor Products, Inc.	149
50	Tenneco, Inc. (a)	678
		4,673
	Biotechnology — 2.7%
30	Alexion Pharmaceuticals, Inc. (a) (c)	2,204
53	Alkermes, Inc. (a)	659
58	Arena Pharmaceuticals, Inc. (a) (c)	298
111	Bionovo, Inc. (a) (c)	135
36	Cell Genesys, Inc. (a) (c)	95
26	Combinatorx, Inc. (a) (c)	91
38	GTx, Inc. (a) (c)	550
124	Human Genome Sciences, Inc. (a) (c)	648
52	Keryx Biopharmaceuticals, Inc. (a)	25
69	Medarex, Inc. (a) (c)	459
41	Myriad Genetics, Inc. (a) (c)	1,848
41	Onyx Pharmaceuticals, Inc. (a)	1,449
29	Progenics Pharmaceuticals, Inc. (a) (c)	459
50	Protalix BioTherapeutics, Inc., (Israel) (a) (c)	134
65	Regeneron Pharmaceuticals, Inc. (a)	931
21	Rigel Pharmaceuticals, Inc. (a) (c)	480
122	Seattle Genetics, Inc. (a) (c)	1,036
31	Telik, Inc. (a) (c)	38
39	Third Wave Technologies, Inc. (a) (c)	439
33	United Therapeutics Corp. (a)	3,255
		15,233
	Building Products — 0.7%
123	INSTEEL Industries, Inc. (c)	2,258
73	Quanex Building Products Corp.	1,086
18	Universal Forest Products, Inc. (c)	527
		3,871
	Capital Markets — 1.0%
30	BGC Partners, Inc., Class A (a) (c)	227
15	Calamos Asset Management, Inc., Class A	252
118	Knight Capital Group, Inc., Class A (a)	2,123
41	Kohlberg Capital Corp. (c)	407
42	MCG Capital Corp. (c)	165
17	optionsXpress Holdings, Inc.	375
17	Patriot Capital Funding, Inc. (c)	107
98	SWS Group, Inc.	1,630
51	TICC Capital Corp. (c)	277
10	TradeStation Group, Inc. (a)	97
3	US Global Investors, Inc., Class A	57
		5,717
	Chemicals — 1.8%
14	Balchem Corp. (c)	334
8	CF Industries Holdings, Inc.	1,161
52	H.B. Fuller Co. (c)	1,171
130	Hercules, Inc.	2,201
29	Innophos Holdings, Inc.	930
59	Koppers Holdings, Inc.	2,462
54	PolyOne Corp. (a)	375
57	W.R. Grace & Co. (a) (c)	1,330
19	Zep, Inc.	278
		10,242
	Commercial Banks — 4.4%
8	1st Source Corp.	122
34	Ameris Bancorp (c)	295
7	Associated Banc-Corp.	127
8	BancFirst Corp. (c)	351
35	Banco Latinoamericano de Exportaciones S.A., (Panama), Class E (c)	567
34	Central Pacific Financial Corp. (c)	358
14	Citizens Republic Bancorp, Inc. (c)	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
40	City Bank (c)	346
37	City Holding Co.	1,492
278	Colonial BancGroup, Inc. (The) (c)	1,227
20	Columbia Banking System, Inc. (c)	385
51	Community Bank System, Inc. (c)	1,060
15	Community Trust Bancorp, Inc. (c)	400
37	East West Bancorp, Inc. (c)	261
134	First Bancorp (c)	848
6	First Bancorp (c)	78
19	First Community Bancshares, Inc. (c)	541
29	Glacier Bancorp, Inc. (c)	456
17	Green Bankshares, Inc. (c)	237
150	Hanmi Financial Corp. (c)	780
7	Heritage Commerce Corp. (c)	70
68	IBERIABANK Corp. (c)	3,002
37	International Bancshares Corp. (c)	789
20	Lakeland Financial Corp. (c)	382
8	MainSource Financial Group, Inc. (c)	122
131	Nara Bancorp, Inc. (c)	1,402
20	NBT Bancorp, Inc.	420
22	Oriental Financial Group, Inc.	312
77	Pacific Capital Bancorp (c)	1,067
20	Peoples Bancorp, Inc.	380
8	Prosperity Bancshares, Inc.	222
6	Renasant Corp. (c)	94
5	Republic Bancorp, Inc., Class A (c)	119
7	Sierra Bancorp (c)	112
11	Simmons First National Corp., Class A	294
51	Southwest Bancorp, Inc.	588
151	Sterling Bancshares, Inc.	1,368
51	Sterling Financial Corp. (c)	212
19	Taylor Capital Group, Inc.	141
11	TriCo Bancshares (c)	115
73	W Holding Co., Inc. (c)	62
50	West Coast Bancorp (c)	435
52	Westamerica Bancorp (c)	2,750
29	Wilshire Bancorp, Inc. (c)	248
		24,677
	Commercial Services & Supplies — 3.8%
11	Bowne & Co., Inc.	134
154	Comfort Systems USA, Inc.	2,072
29	COMSYS IT Partners, Inc. (a)	260
55	Consolidated Graphics, Inc. (a)	2,710
220	Deluxe Corp.	3,927
30	Ennis, Inc.	476
63	GEO Group, Inc. (The) (a)	1,420
35	Heidrick & Struggles International, Inc. (c)	962
70	Herman Miller, Inc.	1,730
7	HNI Corp.	115
187	IKON Office Solutions, Inc. (c)	2,113
146	Kforce, Inc. (a)	1,240
84	Knoll, Inc.	1,016
59	Korn/Ferry International (a)	934
24	Navigant Consulting, Inc. (a)	478
64	TrueBlue, Inc. (a)	843
20	United Stationers, Inc. (a) (c)	746
1	Waste Connections, Inc. (a)	29
		21,205
	Communications Equipment — 2.4%
127	3Com Corp. (a)	269
210	Arris Group, Inc. (a)	1,777
42	Avocent Corp. (a)	777
28	Black Box Corp.	767
26	Blue Coat Systems, Inc. (a)	370
34	Comtech Telecommunications Corp. (a)	1,676
7	Digi International, Inc. (a) (c)	57
164	Emulex Corp. (a)	1,915
27	Extreme Networks, Inc. (a) (c)	78
125	Finisar Corp. (a) (c)	148
23	Foundry Networks, Inc. (a)	266
70	Harmonic, Inc. (a)	670
72	MRV Communications, Inc. (a)	85
30	NETGEAR, Inc. (a)	420
70	Plantronics, Inc.	1,567
40	Polycom, Inc. (a)	974
34	Powerwave Technologies, Inc. (a) (c)	142
27	Sonus Networks, Inc. (a) (c)	93
84	Symmetricom, Inc. (a) (c)	321
45	Tekelec (a)	658
16	UTStarcom, Inc. (a) (c)	88
		13,118
	Computers & Peripherals — 0.7%
30	Adaptec, Inc. (a) (c)	96
11	Electronics for Imaging, Inc. (a)	165
19	Hypercom Corp. (a) (c)	83
46	Imation Corp. (c)	1,047
6	Intevac, Inc. (a)	63
122	Novatel Wireless, Inc. (a) (c)	1,355

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Computers & Peripherals — Continued
23	Palm, Inc. (c)	121
130	Quantum Corp. (a) (c)	176
22	Synaptics, Inc. (a) (c)	830
		3,936
	Construction & Engineering — 0.7%
11	EMCOR Group, Inc. (a)	300
16	MasTec, Inc. (a)	165
104	Perini Corp. (a)	3,440
		3,905
	Construction Materials — 0.1%
24	Headwaters, Inc. (a) (c)	282
	Consumer Finance — 1.9%
61	Advance America Cash Advance Centers, Inc.	312
161	Cash America International, Inc.	4,997
122	Dollar Financial Corp. (a)	1,838
56	EZCORP, Inc., Class A (a) (c)	718
21	First Cash Financial Services, Inc. (a) (c)	310
39	First Marblehead Corp. (The)	100
33	Nelnet, Inc., Class A (c)	367
61	World Acceptance Corp. (a) (c)	2,034
		10,676
	Containers & Packaging — 1.5%
9	AEP Industries, Inc. (a)	156
137	Myers Industries, Inc.	1,117
163	Rock-Tenn Co., Class A	4,894
44	Silgan Holdings, Inc.	2,248
		8,415
	Diversified Consumer Services — 0.0% (g)
8	thinkorswim Group, Inc. (a)	56
	Diversified Financial Services — 0.6%
13	Compass Diversified Holdings	146
19	Encore Capital Group, Inc. (a) (c)	170
26	Financial Federal Corp. (c)	562
75	Interactive Brokers Group, Inc. (a)	2,407
		3,285
	Diversified Telecommunication Services — 1.6%
830	Cincinnati Bell, Inc. (a)	3,304
404	Premiere Global Services, Inc. (a)	5,883
		9,187
	Electric Utilities — 1.4%
102	El Paso Electric Co. (a)	2,010
132	Portland General Electric Co.	2,968
9	UIL Holdings Corp. (c)	251
131	Westar Energy, Inc.	2,824
		8,053
	Electrical Equipment — 2.8%
21	A.O. Smith Corp. (c)	703
48	Acuity Brands, Inc.	2,308
41	Evergreen Solar, Inc. (a) (c)	398
229	GrafTech International Ltd. (a)	6,155
19	Power-One, Inc. (a) (c)	37
84	Regal-Beloit Corp. (c)	3,553
53	Superior Essex, Inc. (a)	2,356
		15,510
	Electronic Equipment & Instruments — 2.0%
68	Anixter International, Inc. (a)	4,045
71	Benchmark Electronics, Inc. (a)	1,163
25	Checkpoint Systems, Inc. (a) (c)	520
52	CTS Corp.	524
39	Insight Enterprises, Inc. (a)	461
27	Methode Electronics, Inc.	284
41	Plexus Corp. (a)	1,129
19	Rofin-Sinar Technologies, Inc. (a) (c)	580
497	Sanmina-SCI Corp. (a)	637
41	Technitrol, Inc.	688
79	TTM Technologies, Inc. (a)	1,044
		11,075
	Energy Equipment & Services — 3.4%
77	Allis-Chalmers Energy, Inc. (a) (c)	1,372
22	Basic Energy Services, Inc. (a) (c)	677
178	Grey Wolf, Inc. (a) (c)	1,606
96	Gulfmark Offshore, Inc. (a) (c)	5,609
44	ION Geophysical Corp. (a)	766
16	Lufkin Industries, Inc.	1,341
19	Matrix Service Co. (a)	441
20	Newpark Resources (a) (c)	155
112	Parker Drilling Co. (a) (c)	1,124
22	T-3 Energy Services, Inc. (a)	1,756
98	Trico Marine Services, Inc. (a) (c)	3,555
33	Union Drilling, Inc. (a)	707
		19,109

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 1.2%
29	Casey’s General Stores, Inc.	672
100	Nash Finch Co. (c)	3,441
105	Spartan Stores, Inc.	2,422
		6,535
	Food Products — 0.6%
150	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	3,538
	Gas Utilities — 1.2%
52	Laclede Group, Inc. (The)	2,099
54	New Jersey Resources Corp. (c)	1,778
28	Northwest Natural Gas Co. (c)	1,277
41	WGL Holdings, Inc.	1,424
		6,578
	Health Care Equipment & Supplies — 2.7%
83	CONMED Corp. (a)	2,190
103	Greatbatch, Inc. (a) (c)	1,784
3	Haemonetics Corp. (a)	139
27	Integra LifeSciences Holdings Corp. (a) (c)	1,214
123	Invacare Corp.	2,520
29	Medical Action Industries, Inc. (a)	301
17	Mentor Corp. (c)	467
40	NeuroMetrix, Inc. (a) (c)	56
13	Palomar Medical Technologies, Inc. (a) (c)	127
24	Power Medical Interventions, Inc. (a) (c)	130
92	Quidel Corp. (a)	1,520
101	STERIS Corp.	2,911
14	SurModics, Inc. (a) (c)	610
74	Thoratec Corp. (a)	1,289
		15,258
	Health Care Providers & Services — 3.2%
98	Alliance Imaging, Inc. (a) (c)	852
30	Amedisys, Inc. (a)	1,508
61	AMERIGROUP Corp. (a)	1,258
73	AMN Healthcare Services, Inc. (a)	1,235
46	Apria Healthcare Group, Inc. (a)	882
66	Centene Corp. (a)	1,103
39	Chemed Corp.	1,413
24	Emergency Medical Services Corp., Class A (a) (c)	534
66	Five Star Quality Care, Inc. (a) (c)	314
155	Gentiva Health Services, Inc. (a)	2,957
14	Hanger Orthopedic Group, Inc. (a)	229
18	inVentiv Health, Inc. (a)	498
8	Molina Healthcare, Inc. (a) (c)	190
41	Owens & Minor, Inc.	1,864
67	PSS World Medical, Inc. (a)	1,094
30	Psychiatric Solutions, Inc. (a) (c)	1,139
41	Res-Care, Inc. (a)	724
18	US Physical Therapy, Inc. (a)	292
		18,086
	Health Care Technology — 0.6%
24	MedAssets, Inc. (a)	406
113	Omnicell, Inc. (a)	1,492
66	Trizetto Group (a) (c)	1,400
		3,298
	Hotels, Restaurants & Leisure — 0.9%
20	Bob Evans Farms, Inc. (c)	569
29	CBRL Group, Inc.	721
262	Denny’s Corp. (a)	745
33	Domino’s Pizza, Inc. (a) (c)	378
103	Jack in the Box, Inc. (a)	2,310
9	Rick’s Cabaret International, Inc. (a)	148
		4,871
	Household Durables — 1.6%
87	Champion Enterprises, Inc. (a) (c)	511
1	CSS Industries, Inc.	24
45	Helen of Troy Ltd., (Bermuda) (a)	732
33	Hooker Furniture Corp. (c)	568
17	Jarden Corp. (a)	317
71	Tempur-Pedic International, Inc. (c)	551
177	Tupperware Brands Corp.	6,060
		8,763
	Insurance — 3.2%
22	American Physicians Capital, Inc.	1,041
31	Amerisafe, Inc. (a)	494
21	Argo Group International Holdings Ltd., (Bermuda) (a)	708
98	Aspen Insurance Holdings Ltd., (Bermuda)	2,317
52	Assured Guaranty Ltd., (Bermuda)	939
32	Delphi Financial Group, Inc., Class A	747
27	First Mercury Financial Corp. (a)	475
24	Flagstone Reinsurance Holdings Ltd., (Bermuda)	279
13	Hallmark Financial Services (a)	124
37	Max Capital Group Ltd., (Bermuda)	791
93	Meadowbrook Insurance Group, Inc. (c)	495
20	National Financial Partners Corp. (c)	404

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
3	Navigators Group, Inc. (a)	146
69	Platinum Underwriters Holdings Ltd., (Bermuda)	2,250
184	PMA Capital Corp., Class A (a) (c)	1,693
55	Safety Insurance Group, Inc.	1,947
32	SeaBright Insurance Holdings, Inc. (a)	459
53	Selective Insurance Group (c)	989
44	Zenith National Insurance Corp.	1,542
		17,840
	Internet & Catalog Retail — 0.2%
84	FTD Group, Inc.	1,117
2	NutriSystem, Inc.	28
		1,145
	Internet Software & Services — 1.3%
20	Ariba, Inc. (a) (c)	292
25	Art Technology Group, Inc. (a)	78
34	AsiaInfo Holdings, Inc., (China) (a)	402
20	Chordiant Software, Inc. (a)	101
30	CMGI, Inc. (a) (c)	320
10	Digital River, Inc. (a)	386
194	EarthLink, Inc. (a)	1,675
47	Interwoven, Inc. (a)	560
49	j2 Global Communications, Inc. (a) (c)	1,134
160	United Online, Inc.	1,606
59	ValueClick, Inc. (a)	900
		7,454
	IT Services — 1.9%
84	Acxiom Corp.	960
35	CACI International, Inc., Class A (a)	1,602
107	CIBER, Inc. (a)	666
33	CSG Systems International, Inc. (a)	365
86	Cybersource Corp. (a)	1,442
36	Gartner, Inc. (a)	748
20	Hackett Group, Inc. (The) (a)	116
14	iGate Corp. (a)	117
35	infoGROUP, Inc.	154
5	Integral Systems, Inc.	174
43	Mantech International Corp., Class A (a)	2,079
17	MAXIMUS, Inc. (c)	585
13	NCI, Inc., Class A (a)	295
74	Perot Systems Corp., Class A (a) (c)	1,117
		10,420
	Leisure Equipment & Products — 1.0%
195	JAKKS Pacific, Inc. (a) (c)	4,267
50	RC2 Corp. (a) (c)	928
13	Steinway Musical Instruments (a)	354
		5,549
	Life Sciences Tools & Services — 0.6%
12	AMAG Pharmaceuticals, Inc. (a) (c)	416
7	Bio-Rad Laboratories, Inc., Class A (a)	534
81	Bruker Corp. (a)	1,037
13	Enzo Biochem, Inc. (a)	141
31	Exelixis, Inc. (a)	153
10	Kendle International, Inc. (a)	374
51	Medivation, Inc. (a) (c)	605
		3,260
	Machinery — 3.9%
45	Accuride Corp. (a) (c)	192
43	Astec Industries, Inc. (a)	1,372
103	Barnes Group, Inc. (c)	2,374
27	Cascade Corp. (c)	1,155
16	Chart Industries, Inc. (a)	778
54	CIRCOR International, Inc.	2,650
70	Columbus McKinnon Corp. (a)	1,693
111	EnPro Industries, Inc. (a) (c)	4,156
14	Middleby Corp. (a) (c)	624
129	Wabtec Corp.	6,272
11	Watts Water Technologies, Inc., Class A (c)	262
		21,528
	Marine — 0.8%
43	Genco Shipping & Trading Ltd. (c)	2,791
132	Horizon Lines, Inc., Class A (c)	1,312
3	TBS International Ltd., (Bermuda), Class A (a)	104
		4,207
	Media — 1.5%
20	Belo Corp., Class A	148
27	Entercom Communications Corp., Class A (c)	187
57	Harte-Hanks, Inc.	655
27	Lee Enterprises, Inc. (c)	108
67	LIN TV Corp., Class A (a) (c)	400
32	Marvel Entertainment, Inc. (a) (c)	1,041
29	McClatchy Co., Class A	199
38	Scholastic Corp. (a) (c)	1,095
528	Sinclair Broadcast Group, Inc., Class A (c)	4,011
27	Valassis Communications, Inc. (a) (c)	336
		8,180

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   27

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — 0.5%
4	Compass Minerals International, Inc.	314
23	Olympic Steel, Inc.	1,731
7	Schnitzer Steel Industries, Inc.	848
		2,893
	Multi-Utilities — 0.3%
22	Black Hills Corp.	702
77	PNM Resources, Inc. (c)	925
		1,627
	Oil, Gas & Consumable Fuels — 3.4%
5	APCO Argentina, Inc. (c)	148
11	ATP Oil & Gas Corp. (a)	414
27	Bois d’Arc Energy, Inc. (a) (c)	644
34	Callon Petroleum Co. (a)	941
125	Gran Tierra Energy, Inc., (Canada) (a)	996
203	McMoRan Exploration Co. (a) (c)	5,573
33	Penn Virginia Corp.	2,481
77	Stone Energy Corp. (a)	5,088
28	Swift Energy Co. (a)	1,830
111	VAALCO Energy, Inc. (a)	943
— (h)	Whiting Petroleum Corp. (a)	11
		19,069
	Paper & Forest Products — 0.2%
110	Buckeye Technologies, Inc. (a)	928
	Personal Products — 0.1%
75	American Oriental Bioengineering, Inc., (China) (a) (c)	738
	Pharmaceuticals — 1.1%
30	Alpharma, Inc., Class A (a)	674
7	Auxilium Pharmaceuticals, Inc. (a) (c)	235
25	Barrier Therapeutics, Inc. (a)	100
17	Bentley Pharmaceuticals, Inc. (a) (c)	268
46	Cardiome Pharma Corp., (Canada) (a) (c)	408
41	Cypress Bioscience, Inc. (a) (c)	293
39	DURECT Corp. (a)	142
22	Par Pharmaceutical Cos., Inc. (a)	360
12	Salix Pharmaceuticals Ltd. (a) (c)	81
33	ULURU, Inc. (a) (c)	28
31	Valeant Pharmaceuticals International (a) (c)	529
153	ViroPharma, Inc. (a) (c)	1,689
27	XenoPort, Inc. (a)	1,038
		5,845
	Real Estate Investment Trusts (REITs) — 5.7%
10	American Campus Communities, Inc.	281
92	Anthracite Capital, Inc. (c)	646
36	Ashford Hospitality Trust, Inc.	165
50	Associated Estates Realty Corp. (c)	532
16	BioMed Realty Trust, Inc.	388
29	Capstead Mortgage Corp.	309
277	DCT Industrial Trust, Inc.	2,296
162	Digital Realty Trust, Inc. (c)	6,636
60	Glimcher Realty Trust (c)	667
41	Gramercy Capital Corp. (m)	472
59	Hersha Hospitality Trust	449
16	Home Properties, Inc.	764
13	LaSalle Hotel Properties (c)	334
380	Lexington Realty Trust (c)	5,178
41	Maguire Properties, Inc. (c)	495
371	MFA Mortgage Investments, Inc.	2,416
16	Mission West Properties	174
85	National Retail Properties, Inc.	1,772
15	Nationwide Health Properties, Inc. (c)	463
53	Omega Healthcare Investors, Inc.	878
18	Parkway Properties, Inc.	614
103	Pennsylvania Real Estate Investment Trust (c)	2,393
19	PS Business Parks, Inc.	975
28	RAIT Financial Trust (c)	206
16	Saul Centers, Inc. (c)	747
84	Senior Housing Properties Trust	1,646
		31,896
	Real Estate Management & Development — 0.1%
21	Forestar Real Estate Group, Inc. (a)	398
	Road & Rail — 0.3%
21	Arkansas Best Corp.	773
56	YRC Worldwide, Inc. (a)	836
		1,609
	Semiconductors & Semiconductor Equipment — 4.1%
5	Actel Corp. (a)	91
36	Advanced Energy Industries, Inc. (a)	489
428	Amkor Technology, Inc. (a) (c)	4,459
24	Applied Micro Circuits Corp. (a) (c)	206
19	Asyst Technologies, Inc. (a)	68
22	Axcelis Technologies, Inc. (a)	109
21	Brooks Automation, Inc. (a)	172
96	Cirrus Logic, Inc. (a)	536
46	Diodes, Inc. (a)	1,267

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
65	Entegris, Inc. (a)	423
15	IXYS Corp. (a)	184
65	Kulicke & Soffa Industries, Inc. (a) (c)	475
27	Lattice Semiconductor Corp. (a)	85
11	LTX Corp. (a) (c)	23
27	Mattson Technology, Inc. (a) (c)	129
75	Micrel, Inc.	686
25	Microsemi Corp. (a)	634
70	MIPS Technologies, Inc. (a)	261
39	MKS Instruments, Inc. (a)	850
17	OmniVision Technologies, Inc. (a) (c)	207
13	Photronics, Inc. (a)	94
185	PMC-Sierra, Inc. (a) (c)	1,414
64	RF Micro Devices, Inc. (a) (c)	186
9	Semitool, Inc. (a) (c)	68
41	Semtech Corp. (a)	573
3	Sigma Designs, Inc. (a) (c)	47
79	Silicon Image, Inc. (a) (c)	569
56	Silicon Storage Technology, Inc. (a)	156
388	Skyworks Solutions, Inc. (a)	3,828
23	Standard Microsystems Corp. (a)	624
5	Supertex, Inc. (a) (c)	105
80	Techwell, Inc. (a) (c)	989
216	TriQuint Semiconductor, Inc. (a)	1,311
148	Zoran Corp. (a)	1,726
		23,044
	Software — 2.8%
101	Actuate Corp. (a)	395
13	Ansoft Corp. (a)	473
244	Aspen Technology, Inc. (a)	3,245
29	Epicor Software Corp. (a) (c)	203
14	EPIQ Systems, Inc. (a)	203
60	Informatica Corp. (a)	895
11	InterVoice, Inc. (a)	60
75	JDA Software Group, Inc. (a)	1,359
14	Macrovision Solutions Corp. (a)	206
16	Magma Design Automation, Inc. (a)	97
14	Manhattan Associates, Inc. (a)	339
50	Mentor Graphics Corp. (a) (c)	787
7	Net 1 UEPS Technologies, Inc., (South Africa) (a)	173
98	Parametric Technology Corp. (a)	1,626
6	Pegasystems, Inc.	86
80	Progress Software Corp. (a) (c)	2,038
23	Secure Computing Corp. (a)	93
18	Smith Micro Software, Inc. (a) (c)	103
10	SPSS, Inc. (a)	346
91	Sybase, Inc. (a)	2,674
		15,401
	Specialty Retail — 3.2%
47	Aeropostale, Inc. (a)	1,479
105	Brown Shoe Co., Inc.	1,425
27	Buckle, Inc. (The)	1,248
58	Collective Brands, Inc. (a) (c)	669
115	Gymboree Corp. (a)	4,600
62	JOS A Bank Clothiers, Inc. (a) (c)	1,661
123	Men’s Wearhouse, Inc. (c)	2,000
227	Rent-A-Center, Inc. (a)	4,663
		17,745
	Textiles, Apparel & Luxury Goods — 2.0%
22	Columbia Sportswear Co. (c)	805
23	Deckers Outdoor Corp. (a) (c)	3,243
174	Maidenform Brands, Inc. (a) (c)	2,346
37	Movado Group, Inc.	733
8	Oxford Industries, Inc.	157
107	Perry Ellis International, Inc. (a)	2,266
19	Steven Madden Ltd. (a)	353
32	UniFirst Corp.	1,447
		11,350
	Thrifts & Mortgage Finance — 0.7%
17	Federal Agricultural Mortgage Corp., Class C (c)	419
69	First Niagara Financial Group, Inc.	890
11	First Place Financial Corp. (c)	103
21	Guaranty Financial Group, Inc. (a)	112
4	Imperial Capital Bancorp, Inc.	24
5	OceanFirst Financial Corp.	81
116	Ocwen Financial Corp. (a) (c)	538
62	PMI Group, Inc. (The)	121
66	Trustco Bank Corp. (c)	491
49	United Community Financial Corp. (c)	185
25	WSFS Financial Corp.	1,115
		4,079
	Tobacco — 0.7%
572	Alliance One International, Inc. (a)	2,924
20	Universal Corp.	922
		3,846

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   29

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Trading Companies & Distributors — 1.0%
194	Applied Industrial Technologies, Inc.	4,682
29	Kaman Corp.	665
		5,347
	Wireless Telecommunication Services — 0.8%
232	Centennial Communications Corp. (a)	1,625
188	Syniverse Holdings, Inc. (a)	3,052
		4,677
	Total Long-Term Investments (Cost $530,962)	506,321
Short-Term Investments — 2.0%
	Investment Company — 1.3%
7,375	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $7,375)	7,375

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.7%
3,565	U.S. Treasury Note, 4.63%, 11/30/08 (k) (n) (Cost $3,599)	3,604
	Total Short-Term Investments (Cost $10,974)	10,979
Investments of Cash Collateral for Securities on Loan — 18.4%
	Corporate Notes — 14.7%
5,000	Alliance and Leicester plc, (United Kingdom), VAR, 2.47%, 09/05/08	5,000
5,000	American Express Centurion Bank, VAR, 2.89%, 09/17/08	4,998
5,000	ANZ National Bank Ltd., (New Zealand), VAR, 2.92%, 04/09/09	4,997
300	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08 (e)	300
12,000	Beta Finance, Inc., VAR, 2.13%, 02/20/09 (e) (i) (s)	11,851
13,000	Goldman Sachs Group, Inc., VAR, 2.63%, 02/13/09	13,000
14,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08 (e)	14,000
12,000	Nationwide Building Society, (United Kingdom), VAR, 2.51%, 07/03/08	12,000
5,000	Pricoa Global Funding I, VAR, 2.48%, 08/27/08 (e)	5,000
6,000	Santander U.S. Debt S.A. Unipersonal, (Spain), VAR, 2.96%, 10/21/08 (e)	5,998
5,000	Svenska HandelsBanken AB, (Sweden), VAR, 2.94%, 02/06/09 (e)	5,000
		82,144
	Repurchase Agreements — 3.7%
5,740	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $5,740, collateralized by U.S. Government Agency Mortgages	5,740
15,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $15,001, collateralized by U.S. Government Agency Mortgages	15,000
		20,740
	Total Investments of Cash Collateral for Securities on Loan (Cost $103,034)	102,884
	Total Investments — 111.1% (Cost $644,970)	620,184
	Liabilities in Excess of Other Assets — (11.1)%	(62,055)
	NET ASSETS — 100.0%	$558,129

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
147	Russell 2000 Index	September, 2008	$50,840	$(985)

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.6%
	Common Stocks — 95.6%
	Aerospace & Defense — 3.1%
196	Alliant Techsystems, Inc. (a)	19,936
498	TransDigm Group, Inc. (a) (c)	16,734
		36,670
	Biotechnology — 1.8%
482	Myriad Genetics, Inc. (a) (c)	21,941
	Capital Markets — 4.1%
1,003	Calamos Asset Management, Inc., Class A (c)	17,089
1,642	HFF, Inc., Class A (a) (c)	9,341
1,018	optionsXpress Holdings, Inc.	22,736
		49,166
	Chemicals — 2.4%
314	Airgas, Inc.	18,346
47	Intrepid Potash, Inc. (a)	3,072
430	Scotts Miracle-Gro Co. (The), Class A	7,546
		28,964
	Commercial Banks — 1.7%
313	Hancock Holding Co. (c)	12,309
372	S.Y. Bancorp, Inc. (c)	7,943
		20,252
	Commercial Services & Supplies — 5.0%
899	Comfort Systems USA, Inc.	12,087
160	CoStar Group, Inc. (a) (c)	7,094
124	FTI Consulting, Inc. (a)	8,455
722	Hudson Highland Group, Inc. (a)	7,559
749	Waste Connections, Inc. (a)	23,901
		59,096
	Communications Equipment — 1.3%
910	Neutral Tandem, Inc. (a)	15,925
	Containers & Packaging — 4.4%
505	AptarGroup, Inc.	21,181
607	Silgan Holdings, Inc. (c)	30,814
		51,995
	Diversified Telecommunication Services — 2.7%
930	Cbeyond, Inc. (a) (c)	14,891
683	NTELOS Holdings Corp.	17,320
		32,211
	Electric Utilities — 0.9%
221	ITC Holdings Corp. (c)	11,295
	Electrical Equipment — 1.9%
374	General Cable Corp. (a)	22,746
	Electronic Equipment & Instruments — 1.9%
377	Anixter International, Inc. (a) (c)	22,451
	Energy Equipment & Services — 4.1%
464	Exterran Holdings, Inc. (a)	33,136
211	FMC Technologies, Inc. (a)	16,232
		49,368
	Food & Staples Retailing — 1.5%
1,146	Winn-Dixie Stores, Inc. (a) (c)	18,360
	Food Products — 1.4%
1,728	B&G Foods, Inc., Class A	16,143
	Gas Utilities — 3.3%
489	Atmos Energy Corp.	13,482
547	Northwest Natural Gas Co. (c)	25,313
		38,795
	Health Care Equipment & Supplies — 1.2%
285	IDEXX Laboratories, Inc. (a)	13,871
	Health Care Providers & Services — 8.7%
848	AMN Healthcare Services, Inc. (a)	14,343
430	HealthExtras, Inc. (a)	12,957
400	MWI Veterinary Supply, Inc. (a) (c)	13,251
1,087	PharMerica Corp. (a) (c)	24,562
1,546	PSS World Medical, Inc. (a) (c)	25,192
345	Psychiatric Solutions, Inc. (a) (c)	13,051
		103,356
	Health Care Technology — 0.4%
344	Omnicell, Inc. (a) (c)	4,527
	Hotels, Restaurants & Leisure — 1.9%
856	Papa John’s International, Inc. (a)	22,754
	Household Durables — 1.3%
819	Jarden Corp. (a)	14,946
	Industrial Conglomerates — 1.2%
1,076	Reddy Ice Holdings, Inc. (c)	14,714
	Insurance — 5.4%
107	American Physicians Capital, Inc.	5,201
255	eHealth, Inc. (a)	4,503
731	ProAssurance Corp. (a)	35,149
401	RLI Corp. (c)	19,833
		64,686

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   31

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 4.0%
2,464	Dice Holdings, Inc. (a) (c)	20,350
1,448	Liquidity Services, Inc. (a) (c)	16,693
1,271	Travelzoo, Inc. (a) (c)	10,890
		47,933
	Leisure Equipment & Products — 1.1%
754	Pool Corp. (c)	13,395
	Machinery — 2.1%
214	Kaydon Corp. (c)	11,012
117	Oshkosh Corp.	2,415
339	RBC Bearings, Inc. (a) (c)	11,280
		24,707
	Media — 2.4%
974	Cinemark Holdings, Inc. (c)	12,714
423	Interactive Data Corp.	10,635
66	Morningstar, Inc. (a)	4,749
		28,098
	Metals & Mining — 3.4%
421	Commercial Metals Co.	15,868
303	Compass Minerals International, Inc.	24,426
		40,294
	Oil, Gas & Consumable Fuels — 3.6%
160	Penn Virginia Corp.	12,044
254	Southwestern Energy Co. (a)	12,088
283	St. Mary Land & Exploration Co.	18,300
		42,432
	Real Estate Investment Trusts (REITs) — 4.0%
80	Alexandria Real Estate Equities, Inc.	7,816
237	EastGroup Properties, Inc. (c)	10,176
824	Franklin Street Properties Corp. (c)	10,417
387	Mid-America Apartment Communities, Inc. (c)	19,773
		48,182
	Real Estate Management & Development — 1.2%
232	Jones Lang LaSalle, Inc.	13,964
	Road & Rail — 0.8%
184	Landstar System, Inc.	10,160
	Semiconductors & Semiconductor Equipment — 0.5%
214	Standard Microsystems Corp. (a)	5,799
	Software — 8.5%
1,146	Aspen Technology, Inc. (a)	15,245
425	Blackboard, Inc. (a) (c)	16,263
628	MICROS Systems, Inc. (a)	19,160
690	Monotype Imaging Holdings, Inc. (a)	8,408
801	Nuance Communications, Inc. (a) (c)	12,553
847	Solera Holdings, Inc. (a)	23,439
525	SuccessFactors, Inc. (a) (c)	5,750
		100,818
	Specialty Retail — 1.2%
577	Barnes & Noble, Inc.	14,343
	Textiles, Apparel & Luxury Goods — 0.5%
476	Iconix Brand Group, Inc. (a) (c)	5,748
	Wireless Telecommunication Services — 0.7%
1,253	Centennial Communications Corp. (a) (c)	8,761
	Total Long-Term Investments (Cost $1,043,733)	1,138,866
Short-Term Investment — 10.6%
	Investment Company — 10.6%
125,824	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $125,824)	125,824

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 13.6%
	Corporate Notes — 9.1%
5,000	Alliance and Leicester plc (United Kingdom), VAR, 2.47%, 09/05/08	5,000
2,000	Allstate Life Global Funding Trusts, VAR, 2.51%, 08/27/08	2,000
5,000	American Express Centurion Bank, VAR, 2.89%, 09/17/08	4,998
9,000	Anglo Irish Bank Corp. plc (Ireland), VAR, 2.49%, 09/05/08	9,000
5,000	ANZ National Bank Ltd., (New Zealand), VAR, 2.92%, 04/09/09	4,997
6,200	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08 (e)	6,200
6,998	Beta Finance, Inc., VAR, 2.13%, 02/20/09 (e) (i) (s)	6,913
8,000	Citigroup Global Markets, Inc., VAR, 2.80%, 07/07/08	8,000
13,000	First Tennessee Bank N.A., VAR, 2.50%, 08/15/08	13,000
9,500	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08 (e)	9,500
8,000	Metropolitan Life Global Funding I, VAR, 2.96%, 02/09/09 (e)	8,000

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — Continued
8,000	National Rural Utilities Cooperative Finance Corp., VAR, 2.47%, 09/04/08	8,000
5,000	Pricoa Global Funding I, VAR, 2.48%, 08/27/08 (e)	5,000
5,000	Svenska HandelsBanken AB, (Sweden), VAR, 2.94%, 02/06/09 (e)	5,000
12,000	Wachovia Bank N.A., VAR, 2.11%, 02/23/09	12,000
		107,608
	Repurchase Agreements — 4.5%
24,353	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $24,356, collateralized by U.S. Government Agency Mortgages	24,353
20,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $20,001, collateralized by U.S. Government Agency Mortgages	20,000
10,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
		54,353
	Total Investments of Cash Collateral for Securities on Loan (Cost $162,049)	161,961
	Total Investments — 119.8% (Cost $1,331,606)	1,426,651
	Liabilities in Excess of Other Assets — (19.8)%	(235,979)
	NET ASSETS — 100.0%	$1,190,672

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   33

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
	Common Stocks — 97.1%
	Aerospace & Defense — 0.7%
93	HEICO Corp. (c)	3,031
	Air Freight & Logistics — 0.7%
145	UTI Worldwide, Inc., (United Kingdom)	2,898
	Biotechnology — 3.4%
34	Alexion Pharmaceuticals, Inc. (a)	2,487
186	BioMarin Pharmaceutical, Inc. (a)	5,384
131	Myriad Genetics, Inc. (a) (c)	5,972
126	Theravance, Inc. (a) (c)	1,500
		15,343
	Capital Markets — 2.7%
39	Affiliated Managers Group, Inc. (a)	3,494
287	Calamos Asset Management, Inc., Class A	4,881
108	Investment Technology Group, Inc. (a)	3,605
		11,980
	Chemicals — 0.7%
165	Innospec, Inc., (United Kingdom)	3,114
	Commercial Banks — 0.3%
163	Bancorp, Inc. (The) (a) (c)	1,242
	Commercial Services & Supplies — 3.2%
99	FTI Consulting, Inc. (a)	6,802
190	GEO Group, Inc. (The) (a)	4,269
96	Waste Connections, Inc. (a)	3,062
		14,133
	Communications Equipment — 2.9%
277	Acme Packet, Inc. (a)	2,148
303	Neutral Tandem, Inc. (a)	5,298
267	ViaSat, Inc. (a)	5,397
		12,843
	Computers & Peripherals — 0.4%
50	Synaptics, Inc. (a) (c)	1,890
	Construction Materials — 0.8%
132	Eagle Materials, Inc. (c)	3,333
	Distributors — 1.1%
274	LKQ Corp. (a)	4,958
	Diversified Consumer Services — 1.4%
66	American Public Education, Inc. (a)	2,594
508	thinkorswim Group, Inc. (a) (c)	3,581
		6,175
	Diversified Financial Services — 1.5%
183	MSCI, Inc., Class A (a)	6,627
	Diversified Telecommunication Services — 1.1%
208	Cbeyond, Inc. (a)	3,336
121	Cogent Communications Group, Inc. (a) (c)	1,619
		4,955
	Electrical Equipment — 2.8%
127	EnerSys (a)	4,352
73	General Cable Corp. (a)	4,443
77	Powell Industries, Inc. (a)	3,887
		12,682
	Electronic Equipment & Instruments — 2.1%
161	Flir Systems, Inc. (a)	6,530
138	IPG Photonics Corp. (a) (c)	2,602
		9,132
	Energy Equipment & Services — 4.8%
76	Exterran Holdings, Inc. (a)	5,422
73	Hornbeck Offshore Services, Inc. (a) (c)	4,103
98	Oceaneering International, Inc. (a)	7,582
46	W-H Energy Services, Inc., Class H (a)	4,433
		21,540
	Food & Staples Retailing — 0.4%
194	Susser Holdings Corp. (a)	1,882
	Health Care Equipment & Supplies — 5.0%
230	Hologic, Inc. (a) (c)	5,003
221	Insulet Corp. (a) (c)	3,483
126	Masimo Corp. (a) (c)	4,342
157	Meridian Bioscience, Inc.	4,231
289	Thoratec Corp. (a) (c)	5,018
		22,077
	Health Care Providers & Services — 3.2%
334	Gentiva Health Services, Inc. (a)	6,359
110	Healthways, Inc. (a) (c)	3,255
124	Psychiatric Solutions, Inc. (a) (c)	4,703
		14,317
	Health Care Technology — 3.4%
187	Allscripts Healthcare Solutions, Inc. (a) (c)	2,318
421	MedAssets, Inc. (a)	7,184
415	Omnicell, Inc. (a)	5,465
		14,967
	Hotels, Restaurants & Leisure — 2.5%
102	Bally Technologies, Inc. (a)	3,434
301	California Pizza Kitchen, Inc. (a) (c)	3,373
152	Red Robin Gourmet Burgers, Inc. (a) (c)	4,210
		11,017

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 2.4%
455	Castlepoint Holdings Ltd., (Bermuda)	4,132
148	National Financial Partners Corp. (c)	2,929
76	ProAssurance Corp. (a)	3,678
		10,739
	Internet Software & Services — 4.5%
806	Art Technology Group, Inc. (a)	2,580
62	Bankrate, Inc. (a) (c)	2,408
149	DealerTrack Holdings, Inc. (a)	2,099
94	Digital River, Inc. (a) (c)	3,632
196	LoopNet, Inc. (a) (c)	2,211
419	Switch & Data Facilities Co., Inc. (a) (c)	7,118
		20,048
	IT Services — 1.8%
159	Syntel, Inc. (c)	5,351
226	VeriFone Holdings, Inc. (a) (c)	2,695
		8,046
	Leisure Equipment & Products — 0.9%
740	Smith & Wesson Holding Corp. (a) (c)	3,854
	Life Sciences Tools & Services — 5.0%
681	Enzo Biochem, Inc. (a) (c)	7,641
267	Exelixis, Inc. (a) (c)	1,333
82	Icon plc, (Ireland), ADR (a)	6,206
59	Illumina, Inc. (a)	5,118
152	Medivation, Inc. (a) (c)	1,801
		22,099
	Machinery — 3.7%
90	Bucyrus International, Inc.	6,550
112	Kaydon Corp. (c)	5,745
878	TurboChef Technologies, Inc. (a) (c)	4,196
		16,491
	Media — 0.8%
52	Morningstar, Inc. (a)	3,746
	Metals & Mining — 1.7%
24	Allegheny Technologies, Inc.	1,435
95	Century Aluminum Co. (a)	6,328
		7,763
	Oil, Gas & Consumable Fuels — 6.3%
110	Cabot Oil & Gas Corp.	7,420
86	Comstock Resources, Inc. (a)	7,286
139	Penn Virginia Corp.	10,498
137	World Fuel Services Corp. (c)	2,996
		28,200
	Personal Products — 1.2%
290	Bare Escentuals, Inc. (a) (c)	5,427
	Pharmaceuticals — 1.4%
313	Sucampo Pharmaceuticals, Inc., Class A (a)	3,359
255	ViroPharma, Inc. (a) (c)	2,824
		6,183
	Real Estate Investment Trusts (REITs) — 0.5%
327	Resource Capital Corp. (c)	2,355
	Road & Rail — 0.5%
80	Old Dominion Freight Line, Inc. (a)	2,394
	Semiconductors & Semiconductor Equipment — 4.9%
334	Anadigics, Inc. (a) (c)	3,285
101	Diodes, Inc. (a) (c)	2,784
104	Hittite Microwave Corp. (a)	3,688
225	Microsemi Corp. (a) (c)	5,664
261	Tessera Technologies, Inc. (a)	4,277
57	Varian Semiconductor Equipment Associates, Inc. (a)	1,992
		21,690
	Software — 7.8%
218	ANSYS, Inc. (a)	10,263
186	Blackboard, Inc. (a)	7,092
484	Magma Design Automation, Inc. (a)	2,936
178	NetSuite, Inc. (a) (c)	3,651
464	Nuance Communications, Inc. (a)	7,264
190	Taleo Corp., Class A (a)	3,719
		34,925
	Specialty Retail — 3.7%
317	Finish Line, Inc., Class A (a)	2,754
116	J Crew Group, Inc. (a) (c)	3,821
414	Pacific Sunwear of California, Inc. (a)	3,529
565	Ulta Salon Cosmetics & Fragrance, Inc. (a)	6,345
		16,449
	Textiles, Apparel & Luxury Goods — 4.3%
457	American Apparel, Inc. (a) (c)	3,041
32	Deckers Outdoor Corp. (a)	4,426
485	Iconix Brand Group, Inc. (a) (c)	5,854
246	Volcom, Inc. (a)	5,886
		19,207
	Thrifts & Mortgage Finance — 0.6%
63	WSFS Financial Corp.	2,828
	Total Long-Term Investments (Cost $419,669)	432,580

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   35

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
12,891	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $12,891)	12,891

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 19.4%
	Certificate of Deposit — 0.8%
3,500	Calyon, New York, VAR, 2.15%, 03/15/10	3,457
	Corporate Notes — 16.3%
7,000	Anglo Irish Bank Corp. plc (Ireland), VAR, 2.49%, 09/05/08	7,000
7,698	Bank of Scotland Group plc, (United Kingdom), VAR, 2.53%, 08/29/08	7,698
6,000	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10 (e)	5,978
7,000	Beta Finance, Inc., VAR, 2.13%, 02/20/09 (e) (i) (s)	6,912
7,000	First Tennessee Bank N.A., VAR, 2.50%, 08/15/08	7,000
7,000	General Electric Capital Corp., VAR, 2.15%, 03/12/10	6,860
3,000	Goldman Sachs Group, Inc., VAR, 2.63%, 02/13/09	3,000
7,250	Metropolitan Life Global Funding I, VAR, 2.48%, 08/21/08 (e)	7,250
1,000	Monumental Global Funding III, VAR, 2.15%, 03/26/10 (e)	939
6,000	Monumental Global Funding III, VAR, 2.69%, 05/24/10 (e)	5,896
7,000	National Rural Utilities Cooperative Finance Corp., VAR, 2.47%, 09/04/08	7,000
2,000	Pricoa Global Funding I, VAR, 2.16%, 12/15/09 (e)	2,000
5,000	Pricoa Global Funding I, VAR, 2.48%, 08/27/08 (e)	5,000
		72,533
	Repurchase Agreements — 2.3%
636	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $636, collateralized by U.S. Government Agency Mortgages	636
10,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
		10,636
	Total Investments of Cash Collateral for Securities on Loan (Cost $87,082)	86,626
	Total Investments — 119.4% (Cost $519,642)	532,097
	Liabilities in Excess of Other Assets — (19.4)%	(86,438)
	NET ASSETS — 100.0%	$445,659

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.9%
	Common Stocks — 94.9%
	Aerospace & Defense — 1.1%
44	Cubic Corp.	985
248	Orbital Sciences Corp. (a) (c)	5,843
		6,828
	Air Freight & Logistics — 1.1%
30	Atlas Air Worldwide Holdings, Inc. (a)	1,464
239	Pacer International, Inc.	5,147
		6,611
	Airlines — 0.4%
198	Continental Airlines, Inc., Class B (a) (c)	2,005
84	ExpressJet Holdings, Inc. (a) (c)	46
71	Republic Airways Holdings, Inc. (a)	610
		2,661
	Auto Components — 0.9%
209	ArvinMeritor, Inc. (c)	2,602
20	Autoliv, Inc., (Sweden)	932
84	Modine Manufacturing Co.	1,038
37	Superior Industries International, Inc. (c)	616
143	Visteon Corp. (a) (c)	376
		5,564
	Biotechnology — 0.5%
34	Arena Pharmaceuticals, Inc. (a)	174
89	Bionovo, Inc. (a) (c)	108
43	Keryx Biopharmaceuticals, Inc. (a)	21
53	Protalix BioTherapeutics, Inc., (Israel) (a) (c)	142
26	Regeneron Pharmaceuticals, Inc. (a)	368
10	Rigel Pharmaceuticals, Inc. (a) (c)	220
30	Seattle Genetics, Inc. (a) (c)	257
26	Third Wave Technologies, Inc. (a) (c)	287
14	United Therapeutics Corp. (a)	1,320
		2,897
	Building Products — 0.6%
51	Gibraltar Industries, Inc.	816
18	INSTEEL Industries, Inc.	322
38	NCI Building Systems, Inc. (a) (c)	1,381
56	Quanex Building Products Corp.	829
		3,348
	Capital Markets — 1.2%
29	Affiliated Managers Group, Inc. (a)	2,612
29	Federated Investors, Inc., Class B	1,008
65	Investment Technology Group, Inc. (a)	2,172
48	Janus Capital Group, Inc.	1,276
		7,068
	Chemicals — 3.0%
14	GenTek, Inc. (a) (c)	366
202	H.B. Fuller Co. (c)	4,533
65	Innophos Holdings, Inc. (c)	2,086
22	Sensient Technologies Corp.	622
155	Spartech Corp.	1,459
57	Stepan Co.	2,609
108	Terra Industries, Inc.	5,350
42	Zep, Inc.	624
		17,649
	Commercial Banks — 9.2%
53	1st Source Corp.	845
34	AMCORE Financial, Inc. (c)	194
43	BancFirst Corp. (c)	1,840
114	Bank of Hawaii Corp.	5,440
80	Cathay General Bancorp (c)	865
39	Chemical Financial Corp. (c)	796
93	City Holding Co. (c)	3,804
127	Commerce Bancshares, Inc.	5,031
114	Community Bank System, Inc. (c)	2,351
63	Community Trust Bancorp, Inc. (c)	1,644
58	Cullen/Frost Bankers, Inc.	2,901
98	First Bancorp (c)	620
5	First Citizens BancShares, Inc., Class A	684
22	First Community Bancshares, Inc. (c)	629
12	First Financial Bankshares, Inc. (c)	545
14	First Merchants Corp. (c)	249
211	FirstMerit Corp. (c)	3,441
1	Fulton Financial Corp.	11
29	Heartland Financial USA, Inc. (c)	526
56	Lakeland Bancorp, Inc. (c)	685
15	Lakeland Financial Corp. (c)	286
19	Old National Bancorp (c)	277
13	Old Second Bancorp, Inc. (c)	152
57	Pacific Capital Bancorp (c)	779
65	Provident Bankshares Corp. (c)	412
11	Santander BanCorp (c)	118
11	SCBT Financial Corp. (c)	309
10	Sierra Bancorp	167

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
54	Simmons First National Corp., Class A	1,496
26	Southwest Bancorp, Inc.	300
9	StellarOne Corp.	129
10	Suffolk Bancorp (c)	291
21	Taylor Capital Group, Inc.	157
214	TCF Financial Corp.	2,579
19	Tompkins Financial Corp. (c)	707
149	UMB Financial Corp. (c)	7,655
55	Umpqua Holdings Corp. (c)	661
212	W Holding Co., Inc. (c)	180
82	Washington Trust Bancorp, Inc. (c)	1,623
30	Westamerica Bancorp (c)	1,567
108	Whitney Holding Corp. (c)	1,978
		54,924
	Commercial Services & Supplies — 2.1%
9	Amrep Corp.	433
65	Compx International, Inc.	379
29	COMSYS IT Partners, Inc. (a)	260
200	Deluxe Corp.	3,566
87	HNI Corp. (c)	1,531
118	IKON Office Solutions, Inc.	1,326
198	Standard Register Co. (The) (c)	1,863
186	Steelcase, Inc., Class A	1,866
40	United Stationers, Inc. (a)	1,463
		12,687
	Communications Equipment — 1.6%
64	Avocent Corp. (a)	1,194
19	Bel Fuse, Inc., Class B	471
82	Black Box Corp.	2,216
79	CommScope, Inc. (a)	4,179
100	Emulex Corp. (a)	1,170
12	InterDigital, Inc. (a) (c)	287
26	UTStarcom, Inc. (a) (c)	139
		9,656
	Computers & Peripherals — 0.8%
239	Electronics for Imaging, Inc. (a)	3,491
51	Imation Corp. (c)	1,166
		4,657
	Construction & Engineering — 1.2%
243	EMCOR Group, Inc. (a)	6,921
	Construction Materials — 0.1%
40	Headwaters, Inc. (a) (c)	473
	Consumer Finance — 1.4%
127	AmeriCredit Corp. (a) (c)	1,095
13	Credit Acceptance Corp. (a) (c)	323
127	Dollar Financial Corp. (a) (c)	1,919
141	World Acceptance Corp. (a) (c)	4,734
		8,071
	Containers & Packaging — 1.3%
272	Graphic Packaging Holding Co. (a) (c)	549
160	Myers Industries, Inc.	1,305
88	Rock-Tenn Co., Class A	2,651
59	Silgan Holdings, Inc.	3,004
49	Smurfit-Stone Container Corp. (a)	201
		7,710
	Diversified Consumer Services — 1.0%
92	Coinstar, Inc. (a)	3,023
75	Jackson Hewitt Tax Service, Inc. (c)	920
244	Stewart Enterprises, Inc., Class A (c)	1,756
		5,699
	Diversified Financial Services — 0.2%
48	Financial Federal Corp. (c)	1,061
	Diversified Telecommunication Services — 0.9%
51	CenturyTel, Inc.	1,822
244	Citizens Communications Co.	2,768
60	Consolidated Communications Holdings, Inc. (c)	889
		5,479
	Electric Utilities — 0.8%
219	El Paso Electric Co. (a)	4,332
14	Great Plains Energy, Inc.	364
		4,696
	Electrical Equipment — 0.9%
84	Acuity Brands, Inc. (c)	4,029
137	LSI Industries, Inc.	1,115
		5,144
	Electronic Equipment & Instruments — 3.0%
79	Benchmark Electronics, Inc. (a)	1,283
114	Cognex Corp.	2,632
165	Coherent, Inc. (a)	4,938
331	CTS Corp.	3,323
150	Park Electrochemical Corp.	3,644
188	Sanmina-SCI Corp. (a)	240
58	Tech Data Corp. (a)	1,972
		18,032

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 1.9%
96	Global Industries Ltd. (a)	1,727
305	Grey Wolf, Inc. (a) (c)	2,753
20	Patterson-UTI Energy, Inc.	714
164	Trico Marine Services, Inc. (a) (c)	5,980
		11,174
	Food & Staples Retailing — 1.1%
189	Nash Finch Co. (c)	6,473
33	Pantry, Inc. (The) (a) (c)	350
		6,823
	Gas Utilities — 1.6%
203	Nicor, Inc.	8,633
18	ONEOK, Inc.	879
		9,512
	Health Care Equipment & Supplies — 0.9%
228	Invacare Corp. (c)	4,650
13	Power Medical Interventions, Inc. (a) (c)	72
49	Quidel Corp. (a)	810
		5,532
	Health Care Providers & Services — 2.1%
206	Gentiva Health Services, Inc. (a)	3,915
112	Magellan Health Services, Inc. (a)	4,147
169	Omnicare, Inc.	4,431
		12,493
	Health Care Technology — 0.1%
26	MedAssets, Inc. (a)	436
	Hotels, Restaurants & Leisure — 1.1%
384	Denny’s Corp. (a)	1,091
51	Domino’s Pizza, Inc. (a) (c)	588
143	Jack in the Box, Inc. (a)	3,205
110	Wyndham Worldwide Corp.	1,961
		6,845
	Household Durables — 2.6%
289	American Greetings Corp., Class A (c)	3,565
165	Blyth, Inc.	1,989
105	Furniture Brands International, Inc. (c)	1,396
206	Leggett & Platt, Inc.	3,456
145	Tupperware Brands Corp.	4,965
		15,371
	Industrial Conglomerates — 1.2%
175	Reddy Ice Holdings, Inc.	2,387
62	Teleflex, Inc.	3,463
101	Tredegar Corp.	1,489
		7,339
	Insurance — 6.4%
191	Ambac Financial Group, Inc.	256
19	Arch Capital Group Ltd., (Bermuda) (a)	1,287
130	Aspen Insurance Holdings Ltd., (Bermuda)	3,072
48	Axis Capital Holdings Ltd., (Bermuda)	1,422
398	Conseco, Inc. (a)	3,949
102	Crawford & Co., Class B (a) (c)	811
160	Delphi Financial Group, Inc., Class A	3,710
17	FBL Financial Group, Inc., Class A	336
177	Harleysville Group, Inc.	5,991
243	Horace Mann Educators Corp.	3,408
66	LandAmerica Financial Group, Inc. (c)	1,465
75	Meadowbrook Insurance Group, Inc. (c)	395
110	Platinum Underwriters Holdings Ltd., (Bermuda)	3,571
43	ProAssurance Corp. (a)	2,049
75	Protective Life Corp.	2,839
24	RenaissanceRe Holdings Ltd., (Bermuda)	1,068
48	StanCorp Financial Group, Inc.	2,231
		37,860
	Internet Software & Services — 0.6%
277	SonicWALL, Inc. (a)	1,789
132	United Online, Inc. (c)	1,319
39	Vignette Corp. (a)	473
		3,581
	IT Services — 1.2%
200	Acxiom Corp.	2,298
280	CSG Systems International, Inc. (a)	3,081
414	Unisys Corp. (a)	1,635
		7,014
	Leisure Equipment & Products — 1.4%
161	Hasbro, Inc.	5,737
119	JAKKS Pacific, Inc. (a) (c)	2,589
		8,326
	Life Sciences Tools & Services — 0.3%
92	Enzo Biochem, Inc. (a) (c)	1,032
101	Exelixis, Inc. (a) (c)	503
		1,535

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   39

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 2.1%
18	Accuride Corp. (a) (c)	76
94	AGCO Corp. (a)	4,942
14	CIRCOR International, Inc.	671
10	Flowserve Corp.	1,340
13	NACCO Industries, Inc., Class A	966
29	Tecumseh Products Co., Class A (a)	951
107	Wabash National Corp.	812
59	Wabtec Corp.	2,868
		12,626
	Media — 1.6%
29	AH Belo Corp., Class A	164
144	Belo Corp., Class A	1,052
157	Cumulus Media, Inc., Class A (a)	618
121	John Wiley & Sons, Inc., Class A	5,467
89	RCN Corp. (a)	960
137	Sinclair Broadcast Group, Inc., Class A (c)	1,039
201	Westwood One, Inc. (a)	249
		9,549
	Metals & Mining — 1.7%
30	Reliance Steel & Aluminum Co.	2,290
31	Steel Dynamics, Inc.	1,203
313	Worthington Industries, Inc. (c)	6,423
		9,916
	Multiline Retail — 1.3%
248	Big Lots, Inc. (a) (c)	7,735
	Multi-Utilities — 3.4%
254	Avista Corp.	5,455
372	CenterPoint Energy, Inc.	5,975
44	NorthWestern Corp.	1,129
195	Puget Energy, Inc.	4,680
99	Vectren Corp.	3,087
		20,326
	Oil, Gas & Consumable Fuels — 3.8%
9	Brigham Exploration Co. (a)	144
72	Energy Partners, Ltd. (a) (c)	1,068
18	Frontline Ltd., (Bermuda) (c)	1,256
25	General Maritime Corp. (c)	657
58	Holly Corp. (c)	2,123
54	Mariner Energy, Inc. (a)	1,984
120	Meridian Resource Corp. (a)	353
18	Overseas Shipholding Group, Inc.	1,455
124	Stone Energy Corp. (a)	8,186
37	Swift Energy Co. (a)	2,431
181	VAALCO Energy, Inc. (a)	1,531
17	W&T Offshore, Inc.	1,012
9	Westmoreland Coal Co. (a)	196
		22,396
	Paper & Forest Products — 0.6%
239	Buckeye Technologies, Inc. (a)	2,022
96	Neenah Paper, Inc. (c)	1,611
		3,633
	Personal Products — 0.4%
75	NBTY, Inc. (a)	2,408
	Pharmaceuticals — 0.6%
41	Alpharma, Inc., Class A (a) (c)	928
14	Auxilium Pharmaceuticals, Inc. (a) (c)	472
28	Barrier Therapeutics, Inc. (a) (c)	112
30	Cypress Bioscience, Inc. (a) (c)	212
42	Perrigo Co.	1,319
56	ULURU, Inc. (a) (c)	48
46	ViroPharma, Inc. (a) (c)	511
		3,602
	Real Estate Investment Trusts (REITs) — 9.1%
364	Anworth Mortgage Asset Corp.	2,367
104	Apartment Investment & Management Co., Class A	3,528
27	Brandywine Realty Trust	427
38	Cousins Properties, Inc. (c)	866
377	DCT Industrial Trust, Inc.	3,122
178	DiamondRock Hospitality Co.	1,935
40	DuPont Fabros Technology, Inc.	747
73	Extra Space Storage, Inc.	1,120
65	Home Properties, Inc. (c)	3,124
37	Hospitality Properties Trust	895
59	LaSalle Hotel Properties (c)	1,478
465	Lexington Realty Trust (c)	6,334
148	LTC Properties, Inc.	3,775
541	MFA Mortgage Investments, Inc.	3,524
136	Mission West Properties (c)	1,486
9	Pennsylvania Real Estate Investment Trust (c)	197
104	PS Business Parks, Inc.	5,371
148	Ramco-Gershenson Properties Trust	3,046
177	Senior Housing Properties Trust	3,451
82	Strategic Hotels & Resorts, Inc. (c)	772
292	Sunstone Hotel Investors, Inc. (c)	4,839
63	Universal Health Realty Income Trust (c)	1,887
		54,291

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Regional Malls — 0.6%
74	Taubman Centers, Inc.	3,595
	Road & Rail — 0.3%
42	Arkansas Best Corp. (c)	1,546
25	Saia, Inc. (a)	268
		1,814
	Semiconductors & Semiconductor Equipment — 2.5%
439	Asyst Technologies, Inc. (a) (c)	1,568
115	Axcelis Technologies, Inc. (a)	563
504	Cirrus Logic, Inc. (a)	2,802
64	Cohu, Inc. (c)	938
108	Fairchild Semiconductor International, Inc. (a)	1,271
107	Integrated Device Technology, Inc. (a)	1,065
227	Lattice Semiconductor Corp. (a)	709
86	Novellus Systems, Inc. (a) (c)	1,824
119	OmniVision Technologies, Inc. (a) (c)	1,433
40	Semtech Corp. (a)	560
221	Silicon Storage Technology, Inc. (a)	611
102	TriQuint Semiconductor, Inc. (a)	616
64	Ultratech, Inc. (a)	990
10	Zoran Corp. (a)	111
		15,061
	Software — 2.9%
395	Aspen Technology, Inc. (a)	5,256
366	EPIQ Systems, Inc. (a) (c)	5,196
16	Fair Isaac Corp. (c)	330
52	JDA Software Group, Inc. (a)	936
97	Magma Design Automation, Inc. (a) (c)	589
27	MicroStrategy, Inc., Class A (a)	1,748
28	Progress Software Corp. (a)	706
10	SPSS, Inc. (a)	357
65	Sybase, Inc. (a)	1,924
		17,042
	Specialty Retail — 3.3%
70	Advance Auto Parts, Inc.	2,710
87	Barnes & Noble, Inc. (c)	2,169
95	Cache, Inc. (a)	1,014
172	Charlotte Russe Holding, Inc. (a)	3,051
116	Collective Brands, Inc. (a) (c)	1,349
260	CSK Auto Corp. (a)	2,720
470	Finish Line, Inc., Class A (a)	4,091
194	Midas, Inc. (a) (c)	2,620
		19,724
	Textiles, Apparel & Luxury Goods — 0.2%
47	Maidenform Brands, Inc. (a)	639
22	Wolverine World Wide, Inc.	592
		1,231
	Thrifts & Mortgage Finance — 1.9%
213	Astoria Financial Corp.	4,271
39	Corus Bankshares, Inc. (c)	164
137	Federal Agricultural Mortgage Corp., Class C (c)	3,397
15	First Financial Holdings, Inc.	258
162	First Niagara Financial Group, Inc. (c)	2,085
44	FirstFed Financial Corp. (a) (c)	353
31	United Community Financial Corp. (c)	117
13	WSFS Financial Corp.	566
		11,211
	Tobacco — 1.1%
628	Alliance One International, Inc. (a)	3,208
79	Universal Corp.	3,590
		6,798
	Trading Companies & Distributors — 1.4%
116	Applied Industrial Technologies, Inc. (c)	2,793
109	BlueLinx Holdings, Inc. (c)	387
134	WESCO International, Inc. (a)	5,349
		8,529
	Wireless Telecommunication Services — 0.3%
221	Centennial Communications Corp. (a)	1,543
	Total Long-Term Investments (Cost $595,450)	564,707
Short-Term Investments — 3.4%
	Investment Company — 3.0%
18,000	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $18,000)	18,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.4%
2,405	U.S. Treasury Note, 4.63%, 11/30/08 (k) (n) (Cost $2,426)	2,432
	Total Short-Term Investments (Cost $20,426)	20,432
Investments of Cash Collateral for Securities on Loan — 15.3%
	Certificate of Deposit — 0.8%
5,000	Calyon, New York, VAR, 2.15%, 03/15/10	4,938

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   41

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — 13.7%
2,000	Allstate Life Global Funding Trusts, VAR, 2.51%, 08/27/08	2,000
1,520	Bank of Scotland plc, (United Kingdom), VAR, 2.53%, 08/29/08	1,520
9,000	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10 (e)	8,967
4,000	Beta Finance, Inc., VAR, 2.13%, 02/20/09 (e) (i) (s)	3,950
2,000	Fifth Third Bancorp, VAR, 2.49%, 08/22/08 (e)	2,000
10,000	General Electric Capital Corp., VAR, 2.15%, 03/12/10	9,800
4,000	Goldman Sachs Group, Inc., VAR, 2.63%, 02/13/09	4,000
10,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08 (e)	10,000
8,500	Metropolitan Life Global Funding I, VAR, 2.48%, 08/21/08 (e)	8,500
500	Monumental Global Funding III, VAR, 2.15%, 03/26/10 (e)	470
10,050	Monumental Global Funding III, VAR, 2.69%, 05/24/10 (e)	9,876
5,000	Pricoa Global Funding I, VAR, 2.16%, 12/15/09 (e)	5,000
5,000	Pricoa Global Funding I, VAR, 2.48%, 08/27/08 (e)	5,000
10,000	Wachovia Bank N.A., VAR, 2.11%, 02/23/09	10,000
		81,083
	Repurchase Agreement — 0.8%
4,762	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $4,762, collateralized by U.S. Government Agency Mortgages	4,762
	Total Investments of Cash Collateral for Securities on Loan (Cost $91,331)	90,783
	Total Investments — 113.6% (Cost $707,207)	675,922
	Liabilities in Excess of Other Assets — (13.6)%	(81,050)
	NET ASSETS — 100.0%	$594,872

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
95	Russell 2000 Index	September, 2008	$32,856	$(1,266)

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 1.5%
13	AAR Corp. (a)	180
	Auto Components — 2.1%
20	ArvinMeritor, Inc.	252
	Biotechnology — 0.3%
3	Theravance, Inc. (a)	37
	Building Products — 2.7%
93	PGT, Inc. (a)	320
	Capital Markets — 3.6%
11	Calamos Asset Management, Inc., Class A	190
3	Investment Technology Group, Inc. (a)	104
18	PennantPark Investment Corp.	130
		424
	Commercial Banks — 2.4%
11	Bancorp, Inc. (The) (a)	85
3	East West Bancorp, Inc.	22
20	West Coast Bancorp	176
		283
	Commercial Services & Supplies — 2.0%
5	Robert Half International, Inc.	124
25	Spherion Corp. (a)	114
		238
	Communications Equipment — 2.7%
4	CommScope, Inc. (a)	190
9	Tekelec (a)	125
		315
	Consumer Finance — 0.7%
6	First Cash Financial Services, Inc. (a)	82
	Containers & Packaging — 2.5%
6	Silgan Holdings, Inc.	293
	Diversified Financial Services — 1.5%
26	Marlin Business Services Corp. (a)	178
	Diversified Telecommunication Services — 1.0%
10	Alaska Communications Systems Group, Inc.	113
	Electrical Equipment — 5.0%
7	EnerSys (a)	230
3	General Cable Corp. (a)	177
4	Powell Industries, Inc. (a)	183
		590
	Energy Equipment & Services — 4.5%
2	Exterran Holdings, Inc. (a)	172
3	Oceaneering International, Inc. (a)	195
9	Pioneer Drilling Co. (a)	162
		529
	Food & Staples Retailing — 1.8%
6	Ruddick Corp.	206
	Gas Utilities — 1.6%
2	Energen Corp.	186
	Health Care Equipment & Supplies — 1.6%
8	Hologic, Inc. (a)	184
	Health Care Providers & Services — 3.3%
7	Kindred Healthcare, Inc. (a)	203
14	Sun Healthcare Group, Inc. (a)	186
		389
	Hotels, Restaurants & Leisure — 0.8%
2	Vail Resorts, Inc. (a)	94
	Household Durables — 3.9%
13	Centex Corp.	170
15	Champion Enterprises, Inc. (a)	86
6	Tupperware Brands Corp.	204
		460
	Insurance — 7.5%
27	Castlepoint Holdings Ltd., (Bermuda)	250
4	Hanover Insurance Group, Inc. (The)	153
35	Meadowbrook Insurance Group, Inc.	183
3	National Financial Partners Corp.	67
5	ProAssurance Corp. (a)	225
		878
	Internet Software & Services — 3.0%
4	Digital River, Inc. (a)	135
13	Switch & Data Facilities Co., Inc. (a)	227
		362
	IT Services — 1.0%
8	RightNow Technologies, Inc. (a)	112
	Machinery — 3.8%
6	Kaydon Corp.	293
5	Toro Co.	153
		446

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   43

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 2.5%
7	John Wiley & Sons, Inc., Class A	293
	Metals & Mining — 2.9%
3	Century Aluminum Co. (a)	175
4	Commercial Metals Co.	163
		338
	Multiline Retail — 1.7%
18	Fred’s, Inc., Class A	203
	Oil, Gas & Consumable Fuels — 5.6%
4	Comstock Resources, Inc. (a)	363
4	Penn Virginia Corp.	294
		657
	Paper & Forest Products — 1.7%
15	AbitibiBowater, Inc., (Canada)	137
12	Domtar Corp., (Canada) (a)	64
		201
	Pharmaceuticals — 0.4%
11	Somaxon Pharmaceuticals, Inc. (a)	52
	Real Estate Investment Trusts (REITs) — 6.6%
10	Associated Estates Realty Corp.	102
8	Brandywine Realty Trust	129
29	MFA Mortgage Investments, Inc.	189
23	Resource Capital Corp.	163
11	Sun Communities, Inc.	191
		774
	Road & Rail — 0.7%
3	Old Dominion Freight Line, Inc. (a)	78
	Semiconductors & Semiconductor Equipment — 1.4%
10	Tessera Technologies, Inc. (a)	165
	Software — 0.9%
15	Lawson Software, Inc. (a)	108
	Specialty Retail — 4.3%
69	Blockbuster, Inc., Class A (a)	172
8	Charlotte Russe Holding, Inc. (a)	135
5	Collective Brands, Inc. (a)	57
7	Rent-A-Center, Inc. (a)	140
		504
	Textiles, Apparel & Luxury Goods — 0.7%
3	Hanesbrands, Inc. (a)	79
	Thrifts & Mortgage Finance — 4.1%
6	FirstFed Financial Corp. (a)	50
16	Ocwen Financial Corp. (a)	73
8	WSFS Financial Corp.	356
		479
	Tobacco — 4.5%
15	Alliance One International, Inc. (a)	74
29	Vector Group Ltd.	463
		537
	Trading Companies & Distributors — 0.2%
7	BlueLinx Holdings, Inc.	25
	Total Long-Term Investments (Cost $12,263)	11,644
Short-Term Investment — 0.5%
	Investment Company — 0.5%
64	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $64)	64
	Total Investments — 99.5% (Cost $12,327)	11,708
	Other Assets in Excess of Liabilities — 0.5%	61
	NET ASSETS — 100.0%	$11,769

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.6%
	Common Stocks — 93.6%
	Aerospace & Defense — 1.2%
25	Orbital Sciences Corp. (a) (c)	577
	Air Freight & Logistics — 1.4%
32	Pacer International, Inc.	678
	Airlines — 0.4%
19	Continental Airlines, Inc., Class B (a)	195
1	UAL Corp. (c)	5
		200
	Auto Components — 1.0%
14	ArvinMeritor, Inc. (c)	172
8	ATC Technology Corp. (a)	193
8	Drew Industries, Inc. (a) (c)	134
		499
	Biotechnology — 3.2%
3	Alexion Pharmaceuticals, Inc. (a) (c)	232
4	Alkermes, Inc. (a)	47
6	Arena Pharmaceuticals, Inc. (a) (c)	31
6	BioMarin Pharmaceutical, Inc. (a)	168
9	Bionovo, Inc. (a) (c)	10
1	Cephalon, Inc. (a)	60
3	Combinatorx, Inc. (a)	9
11	Human Genome Sciences, Inc. (a) (c)	58
6	Keryx Biopharmaceuticals, Inc. (a)	3
1	Martek Biosciences Corp. (a) (c)	24
2	Myriad Genetics, Inc. (a)	82
2	Onyx Pharmaceuticals, Inc. (a)	82
3	Progenics Pharmaceuticals, Inc. (a) (c)	51
27	Protalix BioTherapeutics, Inc., (Israel) (a) (c)	72
7	Regeneron Pharmaceuticals, Inc. (a)	100
2	Rigel Pharmaceuticals, Inc. (a) (c)	48
11	Seattle Genetics, Inc. (a) (c)	90
9	Third Wave Technologies, Inc. (a) (c)	101
3	United Therapeutics Corp. (a)	293
		1,561
	Building Products — 1.4%
3	Gibraltar Industries, Inc.	48
10	INSTEEL Industries, Inc.	188
10	NCI Building Systems, Inc. (a)	353
8	Quanex Building Products Corp.	119
		708
	Capital Markets — 1.8%
5	Affiliated Managers Group, Inc. (a)	405
13	Federated Investors, Inc., Class B	430
1	Janus Capital Group, Inc.	13
4	LaBranche & Co., Inc. (a)	31
		879
	Chemicals — 1.8%
15	Innospec, Inc., (United Kingdom)	288
7	Spartech Corp.	65
11	Terra Industries, Inc.	548
		901
	Commercial Banks — 4.7%
2	1st Source Corp.	31
15	BancFirst Corp. (c)	655
6	City Holding Co.	249
2	Commerce Bancshares, Inc.	79
2	First Merchants Corp. (c)	29
1	Lakeland Financial Corp. (c)	21
2	Sierra Bancorp	35
20	Simmons First National Corp., Class A	562
2	StellarOne Corp.	33
14	Suffolk Bancorp (c)	399
19	TCF Financial Corp.	228
8	W Holding Co., Inc. (c)	7
		2,328
	Commercial Services & Supplies — 3.5%
14	Administaff, Inc.	382
4	COMSYS IT Partners, Inc. (a)	32
10	Deluxe Corp.	177
46	Diamond Management & Technology Consultants, Inc. (c)	240
42	IKON Office Solutions, Inc.	469
3	Standard Parking Corp. (a)	47
39	Standard Register Co. (The) (c)	363
2	Steelcase, Inc., Class A	20
		1,730
	Communications Equipment — 3.8%
7	Adtran, Inc.	177
12	Avocent Corp. (a)	225
12	Black Box Corp.	326
5	CommScope, Inc. (a)	259
42	Emulex Corp. (a)	487
16	InterDigital, Inc. (a) (c)	379
3	Tellabs, Inc. (a) (c)	15
		1,868

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   45

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Computers & Peripherals — 0.9%
15	Imation Corp. (c)	339
2	QLogic Corp. (a)	22
4	Rackable Systems, Inc. (a) (c)	56
		417
	Construction & Engineering — 1.5%
5	Dycom Industries, Inc. (a)	68
20	EMCOR Group, Inc. (a)	571
1	Integrated Electrical Services, Inc. (a) (c)	19
2	KBR, Inc.	73
		731
	Construction Materials — 0.0% (g)
1	Headwaters, Inc. (a)	13
	Consumer Finance — 1.1%
5	Advance America Cash Advance Centers, Inc.	23
12	AmeriCredit Corp. (a) (c)	107
3	Credit Acceptance Corp. (a) (c)	64
12	Dollar Financial Corp. (a)	181
5	World Acceptance Corp. (a) (c)	182
		557
	Containers & Packaging — 1.0%
74	Graphic Packaging Holding Co. (a)	150
5	Myers Industries, Inc.	40
6	Rock-Tenn Co., Class A	192
28	Smurfit-Stone Container Corp. (a)	116
		498
	Diversified Consumer Services — 0.3%
4	Coinstar, Inc. (a)	141
	Diversified Telecommunication Services — 0.8%
14	Citizens Communications Co.	162
17	Consolidated Communications Holdings, Inc. (c)	253
		415
	Electric Utilities — 0.8%
8	El Paso Electric Co. (a)	160
6	Portland General Electric Co.	140
3	UniSource Energy Corp.	96
		396
	Electrical Equipment — 0.1%
7	LSI Industries, Inc. (c)	57
	Electronic Equipment & Instruments — 2.4%
5	Benchmark Electronics, Inc. (a)	75
20	Coherent, Inc. (a)	607
23	Methode Electronics, Inc.	241
2	Mettler-Toledo International, Inc. (a)	142
86	Sanmina-SCI Corp. (a)	110
1	Tech Data Corp. (a)	24
		1,199
	Energy Equipment & Services — 2.6%
20	Global Industries Ltd. (a)	364
14	Grey Wolf, Inc. (a) (c)	130
39	ION Geophysical Corp. (a) (c)	687
2	Patterson-UTI Energy, Inc.	83
		1,264
	Food & Staples Retailing — 1.0%
14	Nash Finch Co. (c)	487
	Gas Utilities — 1.5%
18	Nicor, Inc.	745
	Health Care Equipment & Supplies — 2.4%
7	Datascope Corp.	310
31	Invacare Corp. (c)	634
4	Power Medical Interventions, Inc. (a) (c)	23
6	Quidel Corp. (a)	106
7	Thoratec Corp. (a)	125
		1,198
	Health Care Providers & Services — 4.0%
11	Apria Healthcare Group, Inc. (a)	211
11	Landauer, Inc. (c)	591
13	Magellan Health Services, Inc. (a)	478
10	Medcath Corp. (a)	174
20	Omnicare, Inc.	524
		1,978
	Health Care Technology — 0.2%
5	MedAssets, Inc. (a)	84
	Hotels, Restaurants & Leisure — 1.3%
25	AFC Enterprises, Inc. (a) (c)	197
79	Denny’s Corp. (a)	223
9	Domino’s Pizza, Inc. (a) (c)	104
10	Monarch Casino & Resort, Inc. (a) (c)	112
		636
	Household Durables — 2.2%
27	American Greetings Corp., Class A (c)	328
7	Blyth, Inc.	82
2	CSS Industries, Inc.	55
8	Furniture Brands International, Inc.	105

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — Continued
3	Helen of Troy Ltd., (Bermuda) (a)	47
17	Leggett & Platt, Inc.	292
5	Standard Pacific Corp.	16
4	Tupperware Brands Corp.	144
		1,069
	Industrial Conglomerates — 1.1%
10	Teleflex, Inc.	561
	Insurance — 3.3%
4	Argo Group International Holdings Ltd., (Bermuda) (a) (c)	149
9	Aspen Insurance Holdings Ltd., (Bermuda)	215
2	Axis Capital Holdings Ltd., (Bermuda)	69
12	Conseco, Inc. (a)	123
8	Harleysville Group, Inc.	277
1	LandAmerica Financial Group, Inc. (c)	27
6	Meadowbrook Insurance Group, Inc. (c)	31
5	Navigators Group, Inc. (a)	287
7	Platinum Underwriters Holdings Ltd., (Bermuda)	241
3	ProAssurance Corp. (a)	149
1	RenaissanceRe Holdings Ltd., (Bermuda)	58
		1,626
	Internet Software & Services — 0.9%
6	AsiaInfo Holdings, Inc., (China) (a) (c)	65
2	CMGI, Inc. (a) (c)	25
23	ValueClick, Inc. (a)	355
		445
	IT Services — 0.7%
3	Acxiom Corp.	36
6	CSG Systems International, Inc. (a)	61
1	Cybersource Corp. (a)	19
6	Hackett Group, Inc. (The) (a)	35
1	Hewitt Associates, Inc., Class A (a)	27
39	Unisys Corp. (a)	153
		331
	Leisure Equipment & Products — 1.5%
16	Hasbro, Inc.	564
7	JAKKS Pacific, Inc. (a) (c)	153
		717
	Life Sciences Tools & Services — 1.8%
1	AMAG Pharmaceuticals, Inc. (a) (c)	48
6	Enzo Biochem, Inc. (a)	65
2	Illumina, Inc. (a)	131
8	Medivation, Inc. (a) (c)	92
21	PerkinElmer, Inc.	571
		907
	Machinery — 2.8%
3	AGCO Corp. (a)	168
10	Nordson Corp.	700
11	Tecumseh Products Co., Class A (a)	370
7	Wabash National Corp.	56
2	Wabtec Corp.	87
		1,381
	Media — 1.0%
26	Charter Communications, Inc., Class A (a) (c)	27
12	Cumulus Media, Inc., Class A (a)	45
7	Entercom Communications Corp., Class A (c)	47
48	Sinclair Broadcast Group, Inc., Class A (c)	363
		482
	Metals & Mining — 1.1%
1	Steel Dynamics, Inc.	55
25	Worthington Industries, Inc.	510
		565
	Multiline Retail — 1.5%
20	Big Lots, Inc. (a) (c)	622
10	Saks, Inc. (a) (c)	114
		736
	Multi-Utilities — 0.7%
13	NorthWestern Corp.	326
1	PNM Resources, Inc.	14
		340
	Oil, Gas & Consumable Fuels — 5.4%
4	Brigham Exploration Co. (a)	58
6	Energy Partners, Ltd. (a) (c)	88
7	Frontier Oil Corp.	165
3	Frontline Ltd., (Bermuda)	216
6	Mariner Energy, Inc. (a)	222
46	Meridian Resource Corp. (a)	136
7	Plains Exploration & Production Co. (a)	496
3	Rosetta Resources, Inc. (a)	91
11	Stone Energy Corp. (a)	725
4	Swift Energy Co. (a)	271
11	VAALCO Energy, Inc. (a)	97

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   47

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
1	W&T Offshore, Inc.	76
2	Westmoreland Coal Co. (a)	38
		2,679
	Paper & Forest Products — 0.3%
16	Buckeye Technologies, Inc. (a)	138
	Personal Products — 0.2%
4	NBTY, Inc. (a)	119
	Pharmaceuticals — 1.4%
2	Barrier Therapeutics, Inc. (a)	9
7	Cardiome Pharma Corp., (Canada) (a) (c)	64
5	Cypress Bioscience, Inc. (a) (c)	37
8	MDRNA, Inc. (a) (c)	10
3	Perrigo Co.	108
5	ULURU, Inc. (a) (c)	4
18	ViroPharma, Inc. (a) (c)	199
5	Watson Pharmaceuticals, Inc. (a)	133
3	XenoPort, Inc. (a)	109
		673
	Real Estate Investment Trusts (REITs) — 5.1%
23	Anthracite Capital, Inc. (c)	161
9	Anworth Mortgage Asset Corp.	56
17	DCT Industrial Trust, Inc.	138
3	Home Properties, Inc.	149
23	Lexington Realty Trust	308
14	LTC Properties, Inc.	358
36	MFA Mortgage Investments, Inc.	233
1	Mid-America Apartment Communities, Inc.	46
4	Pennsylvania Real Estate Investment Trust (c)	90
3	PS Business Parks, Inc.	176
17	Ramco-Gershenson Properties Trust	353
8	Strategic Hotels & Resorts, Inc. (c)	75
24	Sunstone Hotel Investors, Inc.	393
		2,536
	Regional Malls — 0.2%
2	Taubman Centers, Inc.	112
	Road & Rail — 0.7%
5	Con-way, Inc.	250
6	YRC Worldwide, Inc. (a)	82
		332
	Semiconductors & Semiconductor Equipment — 4.1%
8	Amkor Technology, Inc. (a) (c)	81
8	Asyst Technologies, Inc. (a)	29
6	Atmel Corp. (a)	22
5	Brooks Automation, Inc. (a)	43
39	Cirrus Logic, Inc. (a)	218
14	Cymer, Inc. (a) (c)	371
8	Integrated Device Technology, Inc. (a)	78
78	LSI Corp. (a)	481
37	Micrel, Inc.	339
6	OmniVision Technologies, Inc. (a) (c)	76
5	Semtech Corp. (a)	63
28	Silicon Storage Technology, Inc. (a)	78
5	Ultratech, Inc. (a)	79
4	Zoran Corp. (a)	49
		2,007
	Software — 4.7%
46	Aspen Technology, Inc. (a)	606
16	EPIQ Systems, Inc. (a) (c)	226
1	Fair Isaac Corp. (c)	17
2	JDA Software Group, Inc. (a)	43
2	Magma Design Automation, Inc. (a) (c)	10
4	MicroStrategy, Inc., Class A (a)	253
3	Net 1 UEPS Technologies, Inc., (South Africa) (a)	70
4	Pegasystems, Inc.	47
7	Secure Computing Corp. (a)	31
2	SPSS, Inc. (a)	76
14	Sybase, Inc. (a)	406
20	Synopsys, Inc. (a)	481
4	Wind River Systems, Inc. (a)	44
		2,310
	Specialty Retail — 3.0%
4	Advance Auto Parts, Inc.	167
12	Barnes & Noble, Inc. (c)	308
16	Cache, Inc. (a)	170
10	Collective Brands, Inc. (a) (c)	113
31	Finish Line, Inc., Class A (a)	268
32	Midas, Inc. (a)	437
		1,463
	Thrifts & Mortgage Finance — 1.2%
24	Federal Agricultural Mortgage Corp., Class C (c)	597
3	Ocwen Financial Corp. (a) (c)	12
		609

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Tobacco — 1.2%
92	Alliance One International, Inc. (a)	471
3	Universal Corp. (c)	136
		607
	Trading Companies & Distributors — 1.0%
12	WESCO International, Inc. (a)	497
	Wireless Telecommunication Services — 0.4%
23	Centennial Communications Corp. (a) (c)	159
3	USA Mobility, Inc. (a)	20
		179
	Total Long-Term Investments (Cost $50,706)	46,166
Short-Term Investments — 3.9%
	Investment Company — 3.5%
1,734	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $1,734)	1,734

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.4%
195	U.S. Treasury Note, 4.63%, 11/30/08 (k) (n) (Cost $197)	198
	Total Short-Term Investments (Cost $1,931)	1,932
Investments of Cash Collateral for Securities on Loan — 21.1%
	Corporate Notes — 8.8%
1,000	Alliance and Leicester plc, (United Kingdom), VAR, 2.47%, 09/05/08	1,000
1,500	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08 (e)	1,500
400	Citigroup Global Markets, Inc., VAR, 2.80%, 07/07/08	400
1,500	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08 (e)	1,500
		4,400
	Repurchase Agreements — 12.3%
1,600	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $1,600, collateralized by U.S. Government Agency Mortgages	1,600
1,187	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $1,187, collateralized by U.S. Government Agency Mortgages	1,187
1,600	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $1,600, collateralized by U.S. Government Agency Mortgages	1,600
1,600	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $1,600, collateralized by U.S. Government Agency Mortgages	1,600
		5,987
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,387)	10,387
	Total Investments — 118.6% (Cost $63,024)	58,485
	Liabilities in Excess of Other Assets — (18.6)%	(9,164)
	NET ASSETS — 100.0%	$49,321

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	Russell 2000 Index	September, 2008	$3,113	$(109)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   49

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

ADR	—	American Depositary Receipt

VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2008.

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	—	Amount rounds to less than 0.1%

(h)	—	Amount rounds to less than one thousand (shares or dollars).

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(n)	—	The rate shown is the effective yield at the date of purchase.

(s)	—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions

(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Micro Cap Fund		Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$225,282	$19,067		$612,809	$1,300,827
Investments in affiliates, at value	3,567	593		7,375	125,824
Total investment securities, at value	228,849	19,660		620,184	1,426,651
Cash	1	2		27	11
Receivables:
Investment securities sold	3,374	1		57,813	—
Fund shares sold	225	—	(c)	804	2,728
Interest and dividends	15	5		694	1,243
Total Assets	232,464	19,668		679,522	1,430,633

LIABILITIES:
Payables:
Investment securities purchased	1,231	21		17,201	74,119
Collateral for securities lending program	32,170	—		103,034	162,049
Fund shares redeemed	332	18		60	2,459
Variation margin on futures contracts	—	—		517	—
Accrued liabilities:
Investment advisory fees	39	10		317	485
Administration fees	8	1		39	88
Shareholder servicing fees	28	—	(c)	—	210
Distribution fees	72	—	(c)	—	130
Custodian and accounting fees	14	13		39	18
Trustees’ and Chief Compliance Officer’s fees	7	—	(c)	14	20
Other	430	41		172	383
Total Liabilities	34,331	104		121,393	239,961
Net Assets	$198,133	$19,564		$558,129	$1,190,672

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

	Dynamic Small Cap Growth Fund	Micro Cap Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$199,342	$25,325	$551,901	$1,141,016
Accumulated undistributed (distributions in excess of) net investment income	(10)	— (c)	2,064	589
Accumulated net realized gains (losses)	(12,697)	(2,930)	29,935	(45,978)
Net unrealized appreciation (depreciation)	11,498	(2,831)	(25,771)	95,045
Total Net Assets	$198,133	$19,564	$558,129	$1,190,672

Net Assets:
Class A	$77,384	$99	$—	$405,375
Class B	27,388	—	—	21,212
Class C	58,290	97	—	45,375
Class R5 (a)	—	—	—	73,737
Select Class	35,071	19,368	558,129	644,973
Total	$198,133	$19,564	$558,129	$1,190,672

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,647	8	—	14,782
Class B	1,812	—	—	888
Class C	3,864	8	—	1,902
Class R5 (a)	—	—	—	2,480
Select Class	2,011	1,624	15,604	21,728

Net Asset Value:
Class A — Redemption price per share	$16.65	$11.84	$—	$27.42
Class B — Offering price per share (b)	15.12	—	—	23.90
Class C — Offering price per share (b)	15.09	11.68	—	23.86
Class R5 (a) — Offering and redemption price per share	—	—	—	29.72
Select Class — Offering and redemption price per share	17.44	11.93	35.77	29.68
Class A maximum sales charge	5.25%	5.25%	—	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.57	$12.50	$—	$28.94

Cost of investments in non-affiliates	$213,784	$21,898	$637,595	$1,205,782
Cost of investments in affiliates	3,567	593	7,375	125,824
Value of securities on loan	30,826	—	98,496	155,767

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$519,206	$657,922	$11,644		$56,751
Investments in affiliates, at value	12,891	18,000	64		1,734
Total investment securities, at value	532,097	675,922	11,708		58,485
Cash	2	—	2		11
Receivables:
Investment securities sold	11,276	24,579	89		1,515
Fund shares sold	1,187	967	—	(c)	1
Interest and dividends	231	984	15		83
Due from Advisor	—	—	3		—
Total Assets	544,793	702,452	11,817		60,095

LIABILITIES:
Payables:
Due to custodian	—	538	—		—
Dividends	—	1,015	—		—
Investment securities purchased	7,445	9,649	—		239
Collateral for securities lending program	87,082	91,331	—		10,387
Fund shares redeemed	4,118	3,968	—		2
Variation margin on futures contracts	—	338	—		31
Accrued liabilities:
Investment advisory fees	231	331	—		20
Administration fees	19	12	—	(c)	3
Shareholder servicing fees	48	74	1		5
Distribution fees	47	68	—	(c)	—	(c)
Custodian and accounting fees	7	29	10		28
Trustees’ and Chief Compliance Officer’s fees	5	2	—	(c)	2
Other	132	225	37		57
Total Liabilities	99,134	107,580	48		10,774
Net Assets	$445,659	$594,872	$11,769		$49,321

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$440,153	$597,166	$13,843	$54,553
Accumulated undistributed (distributions in excess of) net investment income	(12)	(964)	35	140
Accumulated net realized gains (losses)	(6,937)	31,221	(1,490)	(724)
Net unrealized appreciation (depreciation)	12,455	(32,551)	(619)	(4,648)
Total Net Assets	$445,659	$594,872	$11,769	$49,321

Net Assets:
Class A	$120,723	$155,745	$642	$149
Class B	13,420	19,488	—	—
Class C	18,615	30,533	479	45
Class R5 (a)	—	10,077	7,048	—
Select Class	201,462	350,596	3,600	34,092
Institutional Class	91,439	—	—	15,035
Ultra	—	28,433	—	—
Total	$445,659	$594,872	$11,769	$49,321

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,498	8,927	51	18
Class B	1,785	1,240	—	—
Class C	2,374	1,956	39	5
Class R5 (a)	—	557	558	—
Select Class	21,664	19,380	286	4,057
Institutional Class	9,773	—	—	1,792
Ultra	—	1,572	—	—

Net Asset Value:
Class A — Redemption price per share	$8.94	$17.45	$12.53	$8.37
Class B — Offering price per share (b)	7.52	15.72	—	—
Class C — Offering price per share (b)	7.84	15.61	12.38	8.34
Class R5 (a) — Offering and redemption price per share	—	18.08	12.63	—
Select Class — Offering and redemption price per share	9.30	18.09	12.59	8.40
Institutional Class — Offering and redemption price per share	9.36	—	—	8.39
Ultra — Offering and redemption price per share	—	18.09	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.44	$18.42	$13.22	$8.83

Cost of investments in non-affiliates	$506,751	$689,207	$12,263	$61,290
Cost of investments in affiliates	12,891	18,000	64	1,734
Value of securities on loan	83,538	86,966	—	9,917

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   55

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Micro Cap Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$546	$54	$9,523	$14,640
Dividend income from affiliates (a)	221	37	693	2,368
Interest income	—	— (c)	75	—
Income from securities lending (net)	358	—	1,589	1,566
Total investment income	1,125	91	11,880	18,574

EXPENSES:
Investment advisory fees	1,434	256	4,932	8,497
Administration fees	220	20	754	1,302
Distribution fees:
Class A	222	1	—	1,143
Class B	244	—	—	193
Class C	509	4	—	415
Shareholder servicing fees:
Class A	222	1	—	1,143
Class B	81	—	—	64
Class C	170	1	—	138
Class R5 (b)	—	—	—	10
Select Class	78	49	1,897	1,875
Custodian and accounting fees	42	30	158	102
Interest expense	— (c)	1	—	—
Professional fees	55	45	69	69
Trustees’ and Chief Compliance Officer’s fees	3	1	9	15
Printing and mailing costs	72	— (c)	186	237
Registration and filing fees	122	19	8	114
Transfer agent fees	1,225	32	77	1,405
Other	9	5	18	23
Total expenses	4,708	465	8,108	16,745
Less amounts waived	(916)	(180)	(2,031)	(2,419)
Less earnings credits	(5)	— (c)	(7)	(17)
Net expenses	3,787	285	6,070	14,309
Net investment income (loss)	(2,662)	(194)	5,810	4,265

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(1,212)	(1,639)	48,832	(8,108)
Futures	—	—	(5,654)	—
Net realized gain (loss)	(1,212)	(1,639)	43,178	(8,108)
Change in net unrealized appreciation (depreciation) of:
Investments	(25,656)	(4,799)	(218,750)	(169,677)
Futures	—	—	(305)	—
Change in net unrealized appreciation (depreciation)	(25,656)	(4,799)	(219,055)	(169,677)
Net realized/unrealized gains (losses)	(26,868)	(6,438)	(175,877)	(177,785)
Change in net assets resulting from operations	$(29,530)	$(6,632)	$(170,067)	$(173,520)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income	$1,440	$13,713	$145	$972
Dividend income from affiliates (a)	532	965	15	74
Interest income	— (c)	67	—	9
Income from securities lending (net)	1,674	1,041	—	102
Total investment income	3,646	15,786	160	1,157

EXPENSES:
Investment advisory fees	3,520	4,998	93	432
Administration fees	539	766	9	72
Distribution fees:
Class A	301	441	2	— (c)
Class B	135	190	—	—
Class C	154	305	4	— (c)
Shareholder servicing fees:
Class A	301	441	2	— (c)
Class B	45	63	—	—
Class C	51	102	1	— (c)
Class R5 (b)	—	5	2	—
Select Class	81	1,174	10	122
Institutional Class	755	—	—	23
Custodian and accounting fees	47	110	34	98
Interest expense	— (c)	3	— (c)	3
Professional fees	46	47	57	51
Trustees’ and Chief Compliance Officer’s fees	6	9	— (c)	1
Printing and mailing costs	62	106	20	14
Registration and filing fees	88	81	53	57
Transfer agent fees	462	845	14	38
Other	19	23	12	6
Total expenses	6,612	9,709	313	917
Less amounts waived	(683)	(1,070)	(108)	(228)
Less earnings credits	(7)	(13)	— (c)	(1)
Less expense reimbursements	—	—	(81)	—
Less reimbursement for legal matters	— (c)	— (c)	—	—
Net expenses	5,922	8,626	124	688
Net investment income (loss)	(2,276)	7,160	36	469

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	29,611	64,960	(1,244)	12,079
Futures	—	(3,682)	—	47
Payment by affiliate (see Note 3)	17	24	—	—
Net realized gain (loss)	29,628	61,302	(1,244)	12,126
Change in net unrealized appreciation (depreciation) of:
Investments	(100,881)	(233,512)	(1,449)	(30,362)
Futures	—	(1,214)	—	(139)
Change in net unrealized appreciation (depreciation)	(100,881)	(234,726)	(1,449)	(30,501)
Net realized/unrealized gains (losses)	(71,253)	(173,424)	(2,693)	(18,375)
Change in net assets resulting from operations	$(73,529)	$(166,264)	$(2,657)	$(17,906)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Micro Cap Fund			Small Cap Core Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008		Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,662)	$(2,557)		$(194)	$(151)	$5,810	$5,213
Net realized gain (loss)	(1,212)	13,592		(1,639)	(574)	43,178	111,211
Change in net unrealized appreciation (depreciation)	(25,656)	24,448		(4,799)	1,854	(219,055)	40,401
Change in net assets resulting from operations	(29,530)	35,483		(6,632)	1,129	(170,067)	156,825

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(8,442)	(8,093)		(20)	(11)	—	—
Class B
From net realized gains	(3,288)	(3,714)		—	—	—	—
Class C
From net realized gains	(6,696)	(6,387)		(20)	(11)	—	—
Select Class
From net investment income	—	—		—	—	(5,185)	(4,887)
From net realized gains	(2,665)	(2,771)		(554)	(297)	(109,821)	(64,371)
Total distributions to shareholders	(21,091)	(20,965)		(594)	(319)	(115,006)	(69,258)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	21,619	6,790		3,750	16,806	(173,624)	(175,827)

NET ASSETS
Change in net assets	(29,002)	21,308		(3,476)	17,616	(458,697)	(88,260)
Beginning of period	227,135	205,827		23,040	5,424	1,016,826	1,105,086
End of period	$198,133	$227,135		$19,564	$23,040	$558,129	$1,016,826
Accumulated undistributed (distributions in excess of) net investment income	$(10)	$(9)	$	—(a)	$— (a)	$2,064	$2,297

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,265	$5,833	$(2,276)	$(2,757)	$7,160	$5,573
Net realized gain (loss)	(8,108)	41,341	29,628	64,834	61,302	93,357
Change in net unrealized appreciation (depreciation)	(169,677)	153,327	(100,881)	29,700	(234,726)	46,970
Change in net assets resulting from operations	(173,520)	200,501	(73,529)	91,777	(166,264)	145,900

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,926)	(22)	—	—	(1,473)	(1,140)
From net realized gains	(26,288)	(14,265)	(16,815)	(12,544)	(20,676)	(21,475)
Class B
From net investment income	—	—	—	—	(113)	(54)
From net realized gains	(1,721)	(1,149)	(3,122)	(3,561)	(3,242)	(4,378)
Class C
From net investment income	(54)	—	—	—	(182)	(90)
From net realized gains	(3,713)	(1,495)	(3,453)	(2,658)	(5,311)	(6,562)
Class R5 (a)
From net investment income	(139)	(35)	—	—	(120)	(64)
From net realized gains	(844)	(319)	—	—	(1,250)	(691)
Select Class
From net investment income	(4,860)	(1,388)	—	—	(4,219)	(4,687)
From net realized gains	(40,222)	(19,027)	(44,995)	(54,873)	(54,237)	(68,799)
Institutional Class
From net realized gains	—	—	(11,111)	(8,413)	—	—
Ultra
From net investment income	—	—	—	—	(522)	(577)
From net realized gains	—	—	—	—	(5,785)	(7,184)
Total distributions to shareholders	(79,767)	(37,700)	(79,496)	(82,049)	(97,130)	(115,701)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(66,270)	655,880	9,687	2,664	(100,691)	33,859

NET ASSETS
Change in net assets	(319,557)	818,681	(143,338)	12,392	(364,085)	64,058
Beginning of period	1,510,229	691,548	588,997	576,605	958,957	894,899
End of period	$1,190,672	$1,510,229	$445,659	$588,997	$594,872	$958,957
Accumulated undistributed (distributions in excess of) net investment income	$589	$4,779	$(12)	$(16)	$(964)	$(1,223)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$36	$— (d)	$469	$507
Net realized gain (loss)	(1,244)	74	12,126	18,213
Change in net unrealized appreciation (depreciation)	(1,449)	850	(30,501)	962
Change in net assets resulting from operations	(2,657)	924	(17,906)	19,682

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	—	(1)	— (d)	—
From net realized gains	(28)	(5)	— (d)	—
Class C (a)
From net investment income	—	—	(1)	—
From net realized gains	(21)	(5)	— (d)	—
Class R5 (b) (c)
From net realized gains	(117)	—	—	—
Select Class
From net investment income	—	(16)	(299)	(322)
From net realized gains	(156)	(41)	(15,163)	(11,335)
Institutional Class
From net investment income	—	—	(228)	(327)
From net realized gains	—	—	(7,566)	(6,147)
Total distributions to shareholders	(322)	(68)	(23,257)	(18,131)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	8,616	245	(31,400)	(29,536)

NET ASSETS
Change in net assets	5,637	1,101	(72,563)	(27,985)
Beginning of period	6,132	5,031	121,884	149,869
End of period	$11,769	$6,132	$49,321	$121,884
Accumulated undistributed (distributions in excess of) net investment income	$35	$(1)	$140	$233

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

	Dynamic Small Cap Growth Fund		Micro Cap Fund		Small Cap Core Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$30,826	$18,121	$—	$—	$—	$—
Dividends and distributions reinvested	7,249	6,789	20	11	—	—
Cost of shares redeemed	(27,410)	(26,029)	(340)	—	—	—
Redemption fees	—	—	— (a)	—	—	—
Change in net assets from Class A capital transactions	$10,665	$(1,119)	$(320)	$11	$—	$—
Class B
Proceeds from shares issued	$16,722	$16,452	$—	$—	$—	$—
Dividends and distributions reinvested	934	1,491	—	—	—	—
Cost of shares redeemed	(17,940)	(24,982)	—	—	—	—
Change in net assets from Class B capital transactions	$(284)	$(7,039)	$—	$—	$—	$—
Class C
Proceeds from shares issued	$39,166	$36,860	$—	$—	$—	$—
Dividends and distributions reinvested	515	561	20	11	—	—
Cost of shares redeemed	(38,461)	(23,491)	(330)	—	—	—
Redemption fees	—	—	— (a)	—	—	—
Change in net assets from Class C capital transactions	$1,220	$13,930	$(310)	$11	$—	$—
Select Class
Proceeds from shares issued	$20,607	$13,008	$12,677	$21,502	$32,335	$37,352
Dividends and distributions reinvested	2,618	1,171	549	296	73,947	38,021
Cost of shares redeemed	(13,207)	(13,161)	(8,849)	(5,017)	(279,906)	(251,200)
Redemption fees	—	—	3	3	—	—
Change in net assets from Select Class capital transactions	$10,018	$1,018	$4,380	$16,784	$(173,624)	$(175,827)

Total change in net assets from capital transactions	$21,619	$6,790	$3,750	$16,806	$(173,624)	$(175,827)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Micro Cap Fund		Small Cap Core Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	1,539	937	—	—	—	—
Reinvested	389	360	1	1	—	—
Redeemed	(1,495)	(1,349)	(27)	—	—	—
Change in Class A Shares	433	(52)	(26)	1	—	—
Class B
Issued	951	920	—	—	—	—
Reinvested	55	85	—	—	—	—
Redeemed	(1,046)	(1,394)	—	—	—	—
Change in Class B Shares	(40)	(389)	—	—	—	—
Class C
Issued	2,261	2,072	—	—	—	—
Reinvested	30	32	1	1	—	—
Redeemed	(2,249)	(1,310)	(27)	—	—	—
Change in Class C Shares	42	794	(26)	1	—	—
Select Class
Issued	1,099	656	931	1,268	790	772
Reinvested	134	60	39	17	1,971	792
Redeemed	(690)	(662)	(601)	(297)	(6,963)	(5,166)
Change in Select Class Shares	543	54	369	988	(4,202)	(3,602)

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$106,557	$266,671	$74,441	$40,160	$74,109	$80,148
Dividends and distributions reinvested	24,191	12,776	13,638	10,749	18,748	18,946
Cost of shares redeemed	(159,874)	(99,623)	(40,941)	(36,018)	(86,431)	(60,703)
Change in net assets from Class A capital transactions	$(29,126)	$179,824	$47,138	$14,891	$6,426	$38,391
Class B
Proceeds from shares issued	$612	$10,489	$2,194	$1,784	$1,925	$2,626
Dividends and distributions reinvested	1,509	1,030	2,881	3,367	3,027	3,941
Cost of shares redeemed	(6,369)	(6,926)	(6,917)	(8,468)	(9,733)	(8,067)
Change in net assets from Class B capital transactions	$(4,248)	$4,593	$(1,842)	$(3,317)	$(4,781)	$(1,500)
Class C
Proceeds from shares issued	$4,033	$40,292	$7,955	$6,121	$9,874	$13,640
Dividends and distributions reinvested	2,848	1,141	2,137	1,651	3,279	3,786
Cost of shares redeemed	(14,637)	(4,574)	(5,289)	(4,175)	(21,095)	(12,203)
Change in net assets from Class C capital transactions	$(7,756)	$36,859	$4,803	$3,597	$(7,942)	$5,223
Class R5 (a)
Proceeds from shares issued	$60,765	$12,883	$—	$—	$1,710	$9,137
Dividends and distributions reinvested	983	355	—	—	1,370	755
Cost of shares redeemed	(1,347)	(2,478)	—	—	(721)	(2,019)
Change in net assets from Class R5 capital transactions	$60,401	$10,760	$—	$—	$2,359	$7,873
Select Class
Proceeds from shares issued	$236,274	$540,026	$69,049	$94,593	$129,805	$116,479
Dividends and distributions reinvested	27,707	14,070	5,758	5,089	21,766	20,646
Cost of shares redeemed	(349,522)	(130,252)	(162,523)	(114,896)	(233,394)	(151,834)
Change in net assets from Select Class capital transactions	$(85,541)	$423,844	$(87,716)	$(15,214)	$(81,823)	$(14,709)
Institutional Class
Proceeds from shares issued	$—	$—	$65,612	$31,872	$—	$—
Dividends and distributions reinvested	—	—	5,514	2,851	—	—
Cost of shares redeemed	—	—	(23,822)	(32,016)	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$47,304	$2,707	$—	$—
Ultra
Proceeds from shares issued	$—	$—	$—	$—	$7,617	$6,333
Dividends and distributions reinvested	—	—	—	—	2,889	3,271
Cost of shares redeemed	—	—	—	—	(25,436)	(11,023)
Change in net assets from Ultra capital transactions	$—	$—	$—	$—	$(14,930)	$(1,419)

Total change in net assets from capital transactions	$(66,270)	$655,880	$9,687	$2,664	$(100,691)	$33,859

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	3,599	8,521	7,027	3,516	3,687	3,326
Reinvested	855	429	1,341	974	1,027	813
Redeemed	(5,427)	(3,233)	(3,883)	(3,113)	(4,288)	(2,523)
Change in Class A Shares	(973)	5,717	4,485	1,377	426	1,616
Class B
Issued	24	385	239	177	104	119
Reinvested	61	39	336	350	184	185
Redeemed	(252)	(258)	(781)	(836)	(531)	(364)
Change in Class B Shares	(167)	166	(206)	(309)	(243)	(60)
Class C
Issued	155	1,459	831	596	551	620
Reinvested	116	43	239	166	200	179
Redeemed	(585)	(169)	(578)	(397)	(1,176)	(553)
Change in Class C Shares	(314)	1,333	492	365	(425)	246
Class R5 (a)
Issued	2,021	388	—	—	77	370
Reinvested	32	11	—	—	72	31
Redeemed	(40)	(74)	—	—	(37)	(82)
Change in Class R5 Shares	2,013	325	—	—	112	319
Select Class
Issued	7,428	16,201	6,427	8,127	6,413	4,730
Reinvested	904	438	545	447	1,150	859
Redeemed	(11,129)	(3,918)	(15,483)	(9,707)	(11,580)	(6,113)
Change in Select Class Shares	(2,797)	12,721	(8,511)	(1,133)	(4,017)	(524)
Institutional Class
Issued	—	—	6,075	2,699	—	—
Reinvested	—	—	519	250	—	—
Redeemed	—	—	(2,205)	(2,665)	—	—
Change in Institutional Class Shares	—	—	4,389	284	—	—
Ultra
Issued	—	—	—	—	367	256
Reinvested	—	—	—	—	152	136
Redeemed	—	—	—	—	(1,303)	(437)
Change in Ultra Shares	—	—	—	—	(784)	(45)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

	Strategic Small Cap Value Fund			U.S. Small Company Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007		Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$266	$59		$156	$
Dividends and distributions reinvested	28	6		— (d)		—
Cost of shares redeemed	(54)	—	(d)	—		—
Change in net assets from Class A capital transactions	$240	$65		$156		$—
Class C (a)
Proceeds from shares issued	$26	$43		$64		$—
Dividends and distributions reinvested	21	5		1		—
Cost of shares redeemed	(8)	—		(15)		—
Change in net assets from Class C capital transactions	$39	$48		$50		$—
Class R5 (b) (c)
Proceeds from shares issued	$8,058	$—		$—		$—
Dividends and distributions reinvested	117	—		—		—
Cost of shares redeemed	(14)	—		—		—
Change in net assets from Class R5 capital transactions	$8,161	$—		$—		$—
Select Class
Proceeds from shares issued	$111	$75		$1,557		$8,990
Dividends and distributions reinvested	156	57		13,826		9,852
Cost of shares redeemed	(91)	—	(d)	(35,047)		(34,197)
Change in net assets from Select Class capital transactions	$176	$132		$(19,664)		$(15,355)
Institutional Class
Proceeds from shares issued	$—	$—		$2,879		$21,751
Dividends and distributions reinvested	—	—		3,352		3,518
Cost of shares redeemed	—	—		(18,173)		(39,450)
Change in net assets from Institutional Class capital transactions	$—	$—		$(11,942)		$(14,181)

Total change in net assets from capital transactions	$8,616	$245		$(31,400)		$(29,536)

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Small Cap Value Fund			U.S. Small Company Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007		Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A (a)
Issued	16	4		18	—
Reinvested	2	—	(d)	— (d)	—
Redeemed	(4)	—	(d)	—	—
Change in Class A Shares	14	4		18	—
Class C (a)
Issued	2	3		7	—
Reinvested	2	—	(d)	— (d)	—
Redeemed	(1)	—		(2)	—
Change in Class C Shares	3	3		5	—
Class R5 (b) (c)
Issued	551	—		—	—
Reinvested	8	—		—	—
Redeemed	(1)	—		—	—
Change in Class R5 Shares	558	—		—	—
Select Class
Issued	7	4		154	655
Reinvested	11	3		1,378	749
Redeemed	(6)	—	(d)	(3,257)	(2,485)
Change in Select Class Shares	12	7		(1,725)	(1,081)
Institutional Class
Issued	—	—		288	1,541
Reinvested	—	—		335	267
Redeemed	—	—		(1,739)	(2,826)
Change in Institutional Class Shares	—	—		(1,116)	(1,018)

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Net asset value end of period
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2008	$20.73	$(0.19	)(f)	$(2.09)	$(2.28)	$(1.80)	$16.65
Year Ended June 30, 2007	19.34	(0.19	)(f)	3.59	3.40	(2.01)	20.73
January 1, 2006 through June 30, 2006 (e)	18.12	(0.09	)(f)	1.31	1.22	—	19.34
Year Ended December 31, 2005	18.46	(0.21	)(f)	1.20	0.99	(1.33)	18.12
Year Ended December 31, 2004	16.81	(0.19	)(f)	1.84	1.65	—	18.46
Year Ended December 31, 2003	12.14	(0.16	)(f)	4.83	4.67	—	16.81

Class B
Year Ended June 30, 2008	19.09	(0.28	)(f)	(1.89)	(2.17)	(1.80)	15.12
Year Ended June 30, 2007	18.07	(0.29	)(f)	3.32	3.03	(2.01)	19.09
January 1, 2006 through June 30, 2006 (e)	16.97	(0.14	)(f)	1.24	1.10	—	18.07
Year Ended December 31, 2005	17.47	(0.29	)(f)	1.12	0.83	(1.33)	16.97
Year Ended December 31, 2004	16.01	(0.28	)(f)	1.74	1.46	—	17.47
Year Ended December 31, 2003	11.63	(0.24	)(f)	4.62	4.38	—	16.01

Class C
Year Ended June 30, 2008	19.06	(0.28	)(f)	(1.89)	(2.17)	(1.80)	15.09
Year Ended June 30, 2007	18.04	(0.29	)(f)	3.32	3.03	(2.01)	19.06
January 1, 2006 through June 30, 2006 (e)	16.95	(0.14	)(f)	1.23	1.09	—	18.04
Year Ended December 31, 2005	17.44	(0.30	)(f)	1.14	0.84	(1.33)	16.95
Year Ended December 31, 2004	15.98	(0.28	)(f)	1.74	1.46	—	17.44
Year Ended December 31, 2003	11.61	(0.25	)(f)	4.62	4.37	—	15.98

Select Class
Year Ended June 30, 2008	21.53	(0.12	)(f)	(2.17)	(2.29)	(1.80)	17.44
Year Ended June 30, 2007	19.95	(0.12	)(f)	3.71	3.59	(2.01)	21.53
January 1, 2006 through June 30, 2006 (e)	18.65	(0.05	)(f)	1.35	1.30	—	19.95
Year Ended December 31, 2005	18.89	(0.14	)(f)	1.23	1.09	(1.33)	18.65
Year Ended December 31, 2004	17.13	(0.13	)(f)	1.89	1.76	—	18.89
Year Ended December 31, 2003	12.32	(0.11	)(f)	4.92	4.81	—	17.13

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(11.92)%	$77,384	1.50%	(0.99)%	1.95%	122%
18.59	87,347	1.50	(1.00)	2.04	144
6.73	82,529	1.50	(0.94)	1.82	86
5.29	75,940	1.50	(1.16)	1.67	143
9.82	86,000	1.50	(1.14)	1.73	112
38.47	89,000	1.50	(1.19)	1.86	55

(12.38)	27,388	2.10	(1.59)	2.44	122
17.81	35,349	2.10	(1.61)	2.53	144
6.48	40,478	2.10	(1.54)	2.32	86
4.66	41,440	2.06	(1.72)	2.15	143
9.12	62,000	2.12	(1.76)	2.23	112
37.66	63,000	2.12	(1.81)	2.35	55

(12.40)	58,290	2.10	(1.59)	2.44	122
17.84	72,836	2.10	(1.60)	2.55	144
6.43	54,608	2.10	(1.54)	2.32	86
4.73	43,211	2.06	(1.72)	2.18	143
9.14	34,000	2.12	(1.76)	2.23	112
37.64	23,000	2.12	(1.82)	2.35	55

(11.50)	35,071	1.10	(0.60)	1.70	122
19.00	31,603	1.10	(0.60)	1.80	144
6.97	28,212	1.10	(0.54)	1.57	86
5.70	21,753	1.10	(0.77)	1.43	143
10.27	10,000	1.10	(0.74)	1.32	112
39.04	16,000	1.10	(0.79)	1.28	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Micro Cap Fund
Class A
Year Ended June 30, 2008	$17.35	$(0.18	)(g)	$(4.74)	$(4.92)	$—	$(0.59)	$(0.59)	$—	(h)
Year Ended June 30, 2007	16.26	(0.21)		1.62	1.41	—	(0.32)	(0.32)	—	(h)
January 1, 2006 through June 30, 2006 (e)	15.47	(0.11)		0.90	0.79	—	—	—	—
October 31, 2005 (f) through December 31, 2005	15.00	(0.04)		0.51	0.47	—	—	—	—

Class C
Year Ended June 30, 2008	17.21	(0.25	)(g)	(4.69)	(4.94)	—	(0.59)	(0.59)	—	(h)
Year Ended June 30, 2007	16.20	(0.29)		1.62	1.33	—	(0.32)	(0.32)	—	(h)
January 1, 2006 through June 30, 2006 (e)	15.46	(0.16)		0.90	0.74	—	—	—	—
October 31, 2005 (f) through December 31, 2005	15.00	(0.05)		0.51	0.46	—	—	—	—

Select Class
Year Ended June 30, 2008	17.43	(0.13	)(g)	(4.78)	(4.91)	—	(0.59)	(0.59)	—	(h)
Year Ended June 30, 2007	16.28	(0.12)		1.59	1.47	—	(0.32)	(0.32)	—	(h)
January 1, 2006 through June 30, 2006 (e)	15.48	(0.09)		0.89	0.80	—	—	—	—
October 31, 2005 (f) through December 31, 2005	15.00	(0.03)		0.51	0.48	—	—	—	—

Small Cap Core Fund
Select Class
Year Ended June 30, 2008	51.34	0.34		(9.43)	(9.09)	(0.27)	(6.21)	(6.48)	—
Year Ended June 30, 2007	47.21	0.25		7.07	7.32	(0.22)	(2.97)	(3.19)	—
January 1, 2006 through June 30, 2006 (e)	43.99	0.09		3.13	3.22	—	—	—	—
Year Ended December 31, 2005	43.46	0.18		1.52	1.70	(0.19)	(0.98)	(1.17)	—
Year Ended December 31, 2004	44.39	0.09		9.51	9.60	(0.07)	(10.46)	(10.53)	—
Year Ended December 31, 2003	33.35	0.02		11.70	11.72	(0.01)	(0.67)	(0.68)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.84	(28.91)%	$99	1.65%	(1.20)%	2.52%	117%
17.35	8.74	589	1.70	(1.27)	3.33	73
16.26	5.11	542	1.70	(1.38)	5.19	45
15.47	3.13	516	1.70	(1.48)	5.58	8

11.68	(29.26)	97	2.15	(1.70)	3.02	117
17.21	8.28	585	2.20	(1.77)	3.83	73
16.20	4.79	540	2.20	(1.88)	5.69	45
15.46	3.07	515	2.20	(1.93)	6.08	8

11.93	(28.71)	19,368	1.38	(0.93)	2.26	117
17.43	9.10	21,866	1.45	(0.98)	2.62	73
16.28	5.17	4,342	1.45	(1.13)	4.94	45
15.48	3.20	4,127	1.45	(1.18)	5.33	8

35.77	(18.23)	558,129	0.80	0.77	1.07	35
51.34	15.99	1,016,826	0.80	0.49	1.08	37
47.21	7.32	1,105,086	0.80	0.37	1.04	24
43.99	3.90	815,905	0.80	0.39	1.06	37
43.46	22.31	904,000	0.64	0.25	1.12	170
44.39	35.20	386,000	0.60	0.04	1.10	48

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2008	$33.16	$0.05	(h)	$(3.91)	$(3.86)	$(0.12)	$(1.76)	$(1.88)
Year Ended June 30, 2007	28.30	0.13	(h)	6.01	6.14	— (i)	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	26.30	(0.01	)(h)	2.01	2.00	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(h)	3.36	3.28	—	(3.42)	(3.42)
Year Ended December 31, 2004	24.11	(0.17	)(h)	6.33	6.16	—	(3.83)	(3.83)
Year Ended December 31, 2003	17.68	(0.15	)(h)	6.58	6.43	—	—	—

Class B
Year Ended June 30, 2008	29.17	(0.08	)(h)	(3.43)	(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(h)	5.32	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	23.44	(0.07	)(h)	1.79	1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(h)	3.05	2.85	—	(3.42)	(3.42)
Year Ended December 31, 2004	22.34	(0.34	)(h)	5.84	5.50	—	(3.83)	(3.83)
Year Ended December 31, 2003	16.50	(0.27	)(h)	6.11	5.84	—	—	—

Class C
Year Ended June 30, 2008	29.15	(0.08	)(h)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(h)	5.31	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	23.43	(0.06	)(h)	1.77	1.71	—	—	—
February 1, 2006 (f) through December 31, 2005	24.08	(0.14	)(h)	2.91	2.77	—	(3.42)	(3.42)

Class R5 (g)
Year Ended June 30, 2008	35.75	0.21	(h)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(h)	6.45	6.77	(0.12)	(1.28)	(1.40)
May 15, 2006 (f) through June 30, 2006 (e)	31.21	0.05	(h)	(0.88)	(0.83)	—	—	—

Select Class
Year Ended June 30, 2008	35.71	0.15	(h)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(h)	6.45	6.70	(0.09)	(1.28)	(1.37)
January 1, 2006 through June 30, 2006 (e)	28.17	0.06	(h)	2.15	2.21	—	—	—
Year Ended December 31, 2005	27.96	0.05	(h)	3.58	3.63	—	(3.42)	(3.42)
Year Ended December 31, 2004	25.18	(0.05	)(h)	6.66	6.61	—	(3.83)	(3.83)
Year Ended December 31, 2003	18.37	(0.04	)(h)	6.85	6.81	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$27.42	(11.80)%	$405,375	1.25%	0.18%	1.40%	52%
33.16	22.23	522,428	1.15	0.41	1.39	26
28.30	7.60	284,104	1.28	(0.05)	1.36	21
26.30	12.39	209,321	1.35	(0.28)	1.41	70
26.44	26.13	129,000	1.38	(0.66)	1.62	44
24.11	36.37	88,000	1.38	(0.75)	1.65	38

23.90	(12.21)	21,212	1.75	(0.32)	1.90	52
29.17	21.60	30,769	1.65	(0.10)	1.89	26
25.16	7.34	22,370	1.78	(0.55)	1.86	21
23.44	11.85	17,106	1.87	(0.83)	1.91	70
24.01	25.22	17,000	2.12	(1.43)	2.12	44
22.34	35.39	22,000	2.12	(1.49)	2.21	38

23.86	(12.21)	45,375	1.75	(0.32)	1.90	52
29.15	21.61	64,603	1.65	(0.07)	1.89	26
25.14	7.30	22,209	1.77	(0.51)	1.86	21
23.43	11.48	10,678	1.85	(0.49)	1.91	70

29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26
30.38	(2.66)	4,297	0.65	1.21	0.90	21

29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26
30.38	7.85	358,568	0.85	0.38	1.11	21
28.17	12.98	243,437	0.85	0.18	1.14	70
27.96	26.81	211,000	0.85	(0.17)	1.11	44
25.18	37.07	636,000	0.85	(0.22)	1.12	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Net asset value end of period
Small Cap Growth Fund
Class A
Year Ended June 30, 2008	$11.98	$(0.06	)(f)	$(1.28)	$(1.34)	$(1.70)	$8.94
Year Ended June 30, 2007	11.91	(0.07	)(f)	1.93	1.86	(1.79)	11.98
Year Ended June 30, 2006	12.54	(0.08)		2.03	1.95	(2.58)	11.91
Year Ended June 30, 2005	11.73	(0.11)		0.98	0.87	(0.06)	12.54
Year Ended June 30, 2004	8.76	(0.07)		3.04	2.97	—	11.73

Class B
Year Ended June 30, 2008	10.41	(0.11	)(f)	(1.08)	(1.19)	(1.70)	7.52
Year Ended June 30, 2007	10.62	(0.13	)(f)	1.71	1.58	(1.79)	10.41
Year Ended June 30, 2006	11.50	(0.23)		1.93	1.70	(2.58)	10.62
Year Ended June 30, 2005	10.84	(0.23)		0.95	0.72	(0.06)	11.50
Year Ended June 30, 2004	8.15	(0.15)		2.84	2.69	—	10.84

Class C
Year Ended June 30, 2008	10.78	(0.11	)(f)	(1.13)	(1.24)	(1.70)	7.84
Year Ended June 30, 2007	10.94	(0.13	)(f)	1.76	1.63	(1.79)	10.78
Year Ended June 30, 2006	11.77	(0.09)		1.84	1.75	(2.58)	10.94
Year Ended June 30, 2005	11.09	(0.15)		0.89	0.74	(0.06)	11.77
Year Ended June 30, 2004	8.34	(0.14)		2.89	2.75	—	11.09

Select Class
Year Ended June 30, 2008	12.37	(0.04	)(f)	(1.33)	(1.37)	(1.70)	9.30
Year Ended June 30, 2007	12.21	(0.05	)(f)	2.00	1.95	(1.79)	12.37
Year Ended June 30, 2006	12.77	(0.07)		2.09	2.02	(2.58)	12.21
Year Ended June 30, 2005	11.91	(0.06)		0.98	0.92	(0.06)	12.77
Year Ended June 30, 2004	8.87	(0.05)		3.09	3.04	—	11.91

Institutional Class
Year Ended June 30, 2008	12.41	(0.02	)(f)	(1.33)	(1.35)	(1.70)	9.36
Year Ended June 30, 2007	12.23	(0.03	)(f)	2.00	1.97	(1.79)	12.41
Year Ended June 30, 2006	12.77	(0.03)		2.07	2.04	(2.58)	12.23
February 19, 2005 (e) through June 30, 2005	12.57	(0.01)		0.21	0.20	—	12.77

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(12.93	)%(g)	$120,723	1.25%	(0.56)%	1.39%	71%
16.90		108,013	1.25	(0.65)	1.36	86
16.96		90,963	1.25	(0.82)	1.39	97
7.40		82,281	1.24	(0.78)	1.36	129
33.90		81,501	1.24	(0.72)	1.34	62

(13.48	)(g)	13,420	1.85	(1.18)	1.89	71
16.26		20,719	1.84	(1.25)	1.86	86
16.25		24,434	1.85	(1.43)	1.89	97
6.62		28,918	1.94	(1.48)	1.96	129
33.01		30,280	1.99	(1.47)	1.99	62

(13.49	)(g)	18,615	1.85	(1.17)	1.89	71
16.25		20,280	1.84	(1.24)	1.86	86
16.31		16,589	1.85	(1.42)	1.89	97
6.65		12,794	1.93	(1.47)	1.95	129
32.97		11,362	1.99	(1.47)	1.99	62

(12.74	)(g)	201,462	1.00	(0.34)	1.13	71
17.25		373,174	1.00	(0.40)	1.11	86
17.25		382,257	1.00	(0.58)	1.14	97
7.62		460,265	0.99	(0.53)	1.04	129
34.27		643,958	0.99	(0.47)	0.99	62

(12.53	)(g)	91,439	0.85	(0.15)	0.99	71
17.39		66,811	0.85	(0.25)	0.96	86
17.42		62,362	0.85	(0.42)	0.99	97
1.59		56,395	0.85	(0.37)	1.07	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2008	$24.56	$0.17	(g)	$(4.61)	$(4.44)	$(0.16)	$(2.51)	$(2.67)
Year Ended June 30, 2007	23.89	0.11	(g)	3.70	3.81	(0.14)	(3.00)	(3.14)
Year Ended June 30, 2006	25.00	0.11	(g)	3.11	3.22	(0.13)	(4.20)	(4.33)
Year Ended June 30, 2005	24.38	0.13		2.78	2.91	(0.11)	(2.18)	(2.29)
Year Ended June 30, 2004	18.05	0.02		6.33	6.35	(0.02)	—	(0.02)

Class B
Year Ended June 30, 2008	22.47	0.03	(g)	(4.18)	(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(g)	3.40	3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(g)	2.90	2.86	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.11	(0.09)		2.68	2.59	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.22	(0.13)		6.02	5.89	—	—	—

Class C
Year Ended June 30, 2008	22.34	0.03	(g)	(4.16)	(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(g)	3.39	3.36	(0.04)	(3.00)	(3.04)
Year Ended June 30, 2006	23.39	(0.04	)(g)	2.89	2.85	(2.00)	(4.20)	(4.22)
Year Ended June 30, 2005	23.02	(0.08)		2.66	2.58	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.15	(0.13)		6.00	5.87	—	—	—

Class R5 (e)
Year Ended June 30, 2008	25.32	0.24	(g)	(4.75)	(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(g)	3.80	4.00	(0.22)	(3.00)	(3.22)
May 15, 2006 (f) through June 30, 2006	24.98	0.08	(g)	(0.46)	(0.38)	(0.06)	—	(0.06)

Select Class
Year Ended June 30, 2008	25.33	0.22	(g)	(4.75)	(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(g)	3.79	3.97	(0.19)	(3.00)	(3.19)
Year Ended June 30, 2006	25.57	0.17	(g)	3.20	3.37	(0.19)	(4.20)	(4.39)
Year Ended June 30, 2005	24.87	0.21		2.83	3.04	(0.16)	(2.18)	(2.34)
Year Ended June 30, 2004	18.40	0.08		6.45	6.53	(0.06)	—	(0.06)

Ultra
Year Ended June 30, 2008	25.34	0.25	(g)	(4.76)	(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(g)	3.81	4.02	(0.23)	(3.00)	(3.23)
Year Ended June 30, 2006	25.57	0.21	(g)	3.19	3.40	(0.22)	(4.20)	(4.42)
February 22, 2005 (f) through June 30, 2005	24.63	0.12		0.92	1.04	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.45	(18.44	)%(h)	$155,745	1.25%	0.82%	1.41%	35%
24.56	16.73		208,767	1.24	0.47	1.35	38
23.89	14.07		164,506	1.25	0.43	1.36	45
25.00	12.20		149,283	1.25	0.53	1.37	57
24.38	35.21		152,126	1.23	0.10	1.35	41

15.72	(18.93	)(h)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38
22.13	13.36		34,158	1.85	(0.18)	1.86	45
23.49	11.42		34,648	1.94	(0.17)	1.96	57
23.11	34.20		40,608	1.98	(0.65)	2.00	41

15.61	(18.95	)(h)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38
22.02	13.38		47,012	1.85	(0.18)	1.86	45
23.39	11.42		44,749	1.92	(0.17)	1.95	57
23.02	34.23		52,934	1.98	(0.65)	2.00	41

18.08	(18.17	)(h)	10,077	0.91	1.17	0.96	35
25.32	17.10		11,270	0.89	0.81	0.91	38
24.54	(1.51)		3,087	0.91	2.71	0.91	45

18.09	(18.24	)(h)	350,596	1.00	1.05	1.16	35
25.33	16.98		592,724	0.99	0.71	1.10	38
24.55	14.37		587,203	1.00	0.68	1.11	45
25.57	12.50		611,925	0.98	0.75	1.02	57
24.87	35.55		819,264	0.98	0.36	1.00	41

18.09	(18.16	)(h)	28,433	0.86	1.21	0.91	35
25.34	17.19		59,684	0.84	0.86	0.85	38
24.55	14.52		58,933	0.85	0.83	0.85	45
25.57	4.21		33,520	0.82	1.30	0.86	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Strategic Small Cap Value Fund
Class A
Year Ended June 30, 2008	$17.63	$0.02	(i)	$(4.56)	$(4.54)	$—	$(0.56)	$(0.56)
Year Ended June 30, 2007	15.09	(0.02)		2.74	2.72	(0.03)	(0.15)	(0.18)
February 28, 2006 (e) through June 30, 2006	15.00	(0.01	)(i)	0.10	0.09	—	—	—

Class C
Year Ended June 30, 2008	17.54	(0.05	)(i)	(4.55)	(4.60)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.06	(0.09)		2.72	2.63	—	(0.15)	(0.15)
February 28, 2006 (e) through June 30, 2006	15.00	(0.03	)(i)	0.09	0.06	—	—	—

Class R5 (f)
July 31, 2007 (g) through June 30, 2008	16.49	0.07	(i)	(3.37)	(3.30)	—	(0.56)	(0.56)

Select Class
Year Ended June 30, 2008	17.65	0.05	(i)	(4.55)	(4.50)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.10	0.01		2.75	2.76	(0.06)	(0.15)	(0.21)
February 28, 2006 (e) through June 30, 2006	15.00	0.01	(i)	0.09	0.10	—	—	—

U.S. Small Company Fund
Class A
November 2, 2007 (g) through June 30, 2008	9.73	0.03	(i)	(1.14)	(1.11)	(0.08)	(0.17)	(0.25)

Class C
November 2, 2007 (g) through June 30, 2008	9.73	—	(i)(j)	(1.14)	(1.14)	(0.08)	(0.17)	(0.25)

Select Class
Year Ended June 30, 2008	14.03	0.06	(i)	(2.33)	(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(i)	2.02	2.06	(0.05)	(1.87)	(1.92)
January 1, 2006 through June 30, 2006 (h)	12.94	0.01		0.94	0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02	(i)	0.57	0.59	(0.01)	(1.42)	(1.43)
Year Ended December 31, 2004	13.90	(0.03	)(i)	1.91	1.88	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.97	0.02	(i)	3.94	3.96	(0.03)	—	(0.03)

Institutional Class
Year Ended June 30, 2008	14.02	0.08	(i)	(2.32)	(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(i)	2.01	2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006 (h)	12.93	0.01		0.96	0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(i)	0.56	0.61	(0.03)	(1.42)	(1.45)
Year Ended December 31, 2004	13.88	—	(i)(j)	1.89	1.89	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.95	0.04	(i)	3.94	3.98	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from December 31 to June 30.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

(k)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.53	(26.13)%	$642	1.60%		0.12%	3.81%	109%
17.63	18.12	654	1.60		(0.15)	4.88	103
15.09	0.60	503	1.60		(0.15)	6.50	28

12.38	(26.61)	479	2.10		(0.37)	4.33	109
17.54	17.57	633	2.10		(0.65)	5.38	103
15.06	0.40	502	2.10		(0.65)	7.00	28

12.63	(20.41)	7,048	1.15		0.57	2.91	109

12.59	(25.87)	3,600	1.35		0.35	3.59	109
17.65	18.43	4,845	1.35		0.09	4.63	103
15.10	0.67	4,026	1.35		0.10	6.25	28

8.37	(11.51)	149	1.26		0.56	1.62	130

8.34	(11.82)	45	1.75		0.03	2.18	130

8.40	(19.62)	34,092	1.02	(k)	0.59	1.33	130
14.03	15.87	81,115	1.01		0.31	1.14	46
13.89	7.34	95,318	1.01		0.18	1.17	22
12.94	4.18	102,003	1.01		0.18	1.14	32
13.78	13.73	119,000	1.01		(0.18)	1.15	129
13.90	39.72	156,000	1.01		0.15	1.11	78

8.39	(19.41)	15,035	0.84	(k)	0.78	1.18	130
14.02	16.06	40,769	0.83		0.49	0.99	46
13.90	7.50	54,551	0.83		0.37	1.02	22
12.93	4.34	46,690	0.83		0.39	0.98	32
13.77	13.82	92,000	0.83		—	0.97	129
13.88	40.03	183,000	0.83		0.33	0.95	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I
Micro Cap Fund	Class A, Class C and Select Class	JPM I
Small Cap Core Fund	Select Class	JPM I
Small Cap Equity Fund	Class A, Class B, Class C, Class R5 and Select Class	JPM I
Small Cap Growth Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM II
Small Cap Value Fund	Class A, Class B, Class C, Class R5, Select Class and Ultra	JPM II
Strategic Small Cap Value Fund	Class A, Class C, Class R5 and Select Class	JPM I
U.S. Small Company Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class R5 Shares commenced operations on July 31, 2007, for the Strategic Small Cap Value Fund.

Class A and Class C commenced operations on November 1, 2007, for the U.S. Small Company Fund.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A and Class C Shares of Micro Cap Fund currently are not publicly offered for investment. All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of these Funds unless they meet certain requirements as described in their prospectuses.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is

80   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the values and percentages of net assets of illiquid securities as of June 30, 2008 (amounts in thousands):

	Value	Percentage
Small Cap Core Fund	$11,851	2.1%
Small Cap Equity Fund	6,913	0.6
Small Cap Growth Fund	6,912	1.6
Small Cap Value Fund	3,950	0.7

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of June 30, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E.  Securities Lending — To generate additional income, each Fund, except for the Micro Cap Fund and Strategic Small Cap Value Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period, July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2008, the following Funds had securities with the following values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
Dynamic Small Cap Growth Fund	$30,826	$32,170	$23
Small Cap Core Fund	98,496	102,884	87
Small Cap Equity Fund	155,767	161,961	91
Small Cap Growth Fund	83,538	86,626	58
Small Cap Value Fund	86,966	90,783	62
U.S. Small Company Fund	9,917	10,387	8

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements.

I.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

82   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually, except for the Small Cap Growth Fund and Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Dynamic Small Cap Growth Fund	$(2,120)	$2,661	$(541)
Micro Cap Fund	(79)	194	(115)
Small Cap Core Fund	(1,804)	(858)	2,662
Small Cap Equity Fund	(32)	(1,476)	1,508
Small Cap Growth Fund	(2,361)	2,280	81
Small Cap Value Fund	(125)	(272)	397
Strategic Small Cap Value Fund	(1)	— (a)	1
U.S. Small Company Fund	2,458	(34)	(2,424)

(a) Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to investments in partnerships, net operating loss, taxable overdistributions (for Dynamic Small Cap Growth Fund, Micro Cap Fund and Small Cap Growth Fund), non-taxable special dividends (for Small Cap Core Fund, Small Cap Equity Fund, Small Cap Value Fund and Strategic Small Cap Value Fund), distribution reclassifications and tax equalization (for U.S. Small Company Fund).

K. Redemption Fees — Generally, shares of the Micro Cap Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

L. Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Dynamic Small Cap Growth Fund, Micro Cap Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Small Cap Growth Fund and Small Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Dynamic Small Cap Growth Fund	0.65%
Micro Cap Fund	1.25
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
Strategic Small Cap Value Fund	1.00
U.S. Small Company Fund	0.60

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2008 were as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$9
Micro Cap Fund	2
Small Cap Core Fund	28
Small Cap Equity Fund	105
Small Cap Growth Fund	22
Small Cap Value Fund	39
Strategic Small Cap Value Fund	1
U.S. Small Company Fund	3

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2008, the annual effective rate was 0.10% of each Funds’ average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%
Micro Cap Fund	0.25	n/a	0.75
Small Cap Equity Fund	0.25	0.75	0.75
Small Cap Growth Fund	0.25	0.75	0.75
Small Cap Value Fund	0.25	0.75	0.75
Strategic Small Cap Value Fund	0.25	n/a	0.75
U.S. Small Company Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$4		$7
Small Cap Equity Fund	14		65
Small Cap Growth Fund	25		3
Small Cap Value Fund	78		48
Strategic Small Cap Value Fund	—	(a)	—	(a)
U.S. Small Company Fund	—	(a)	—	(a)

(a) Amount rounds to less than $1,000.

84   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	0.25%	n/a
Micro Cap Fund	0.25	n/a	0.25	n/a	0.25	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	0.25	n/a
Small Cap Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
Small Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.10%
Small Cap Value Fund	0.25	0.25	0.25	0.05	0.25	n/a
Strategic Small Cap Value Fund	0.25	n/a	0.25	0.05	0.25	n/a
U.S. Small Company Fund	0.25	n/a	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class	Ultra
Dynamic Small Cap Growth Fund	1.50%	2.12%	2.12%	n/a	1.10%	n/a	n/a
Micro Cap Fund	1.50	n/a	2.00	n/a	1.25	n/a	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	1.00	n/a	n/a
Small Cap Equity Fund	1.38	2.12	2.12	0.80%	1.00	n/a	n/a
Small Cap Growth Fund	1.25	1.87	1.87	n/a	1.00	0.85%	n/a
Small Cap Value Fund	1.25	2.00	2.00	0.91	1.00	n/a	0.86%
Strategic Small Cap Value Fund	1.60	n/a	2.10	1.15	1.35	n/a	n/a
U.S. Small Company Fund	1.26	n/a	1.76	n/a	1.01	0.83	n/a

The contractual expense limitation agreements were in effect for the year ended June 30, 2008. The expense limitation percentages in the table above are in place until at least October 31, 2008, except for Micro Cap Fund which is in place until January 31, 2009.

Effective November 1, 2007, the contractual expense limitations for the Small Cap Equity Fund were changed from 0.65% to 0.80% and 0.85% to 1.00% for Class R5 and Select Class Shares, respectively.

Effective February 1, 2008, the contractual expense limitations for the Micro Cap Fund were changed from 1.70% to 1.50%, 2.20% to 2.00% and 1.45% to 1.25% for Class A, Class C and Select Class Shares, respectively.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

For the year ended June 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$675	$54	$167	$896	$—
Micro Cap Fund	151	8	21	180	—
Small Cap Core Fund	—	—	513	513	—
Small Cap Equity Fund	932	398	385	1,715	—
Small Cap Growth Fund	19	155	503	677	—
Small Cap Value Fund	25	304	711	1,040	—
Strategic Small Cap Value Fund	93	9	6	108	81
U.S. Small Company Fund	149	33	46	228	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$8	$12	$—	$20
Small Cap Core Fund	20	114	1,384	1,518
Small Cap Equity Fund	436	268	—	704
Small Cap Growth Fund	—	6	—	6
Small Cap Value Fund	2	28	—	30

The Payment by affiliate amount shown in the Statements of Operations represents a payment received by the Small Cap Growth Fund and Small Cap Value Fund, from their Advisor. This payment results from the resolution of a Securities and Exchange Commission (the “SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

86   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

4. Investment Transactions

During the year ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$263,864	$268,470
Micro Cap Fund	25,270	22,317
Small Cap Core Fund	257,498	557,726
Small Cap Equity Fund	658,631	785,611
Small Cap Growth Fund	375,322	449,912
Small Cap Value Fund	262,612	465,154
Strategic Small Cap Value Fund	18,690	10,037
U.S. Small Company Fund	91,804	146,630

During the year ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$218,635	$29,665	$19,451	$10,214
Micro Cap Fund	23,434	1,253	5,027	(3,774)
Small Cap Core Fund	648,290	70,335	98,441	(28,106)
Small Cap Equity Fund	1,332,899	214,833	121,081	93,752
Small Cap Growth Fund	526,579	80,482	74,964	5,518
Small Cap Value Fund	709,123	72,582	105,783	(33,201)
Strategic Small Cap Value Fund	12,867	1,035	2,194	(1,159)
U.S. Small Company Fund	63,655	4,107	9,277	(5,170)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable special dividends.

The tax character of distributions paid during the fiscal year ended June 30, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$4,998	$16,093	$21,091
Micro Cap Fund	94	500	594
Small Cap Core Fund	17,830	97,176	115,006
Small Cap Equity Fund	35,101	44,666	79,767
Small Cap Growth Fund	16,631	62,865	79,496
Small Cap Value Fund	16,880	80,250	97,130
Strategic Small Cap Value Fund	4	318	322
U.S. Small Company Fund	1,807	21,450	23,257

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains		Total Distributions Paid
Dynamic Small Cap Growth Fund	$13,645	$7,320		$20,965
Micro Cap Fund	319	—		319
Small Cap Core Fund	12,734	56,524		69,258
Small Cap Equity Fund	13,568	24,132		37,700
Small Cap Growth Fund	38,938	43,111		82,049
Small Cap Value Fund	19,325	96,376		115,701
Strategic Small Cap Value Fund	68	—	(a)	68
U.S. Small Company Fund	2,672	15,459		18,131

(a) Amount rounds to less than $1,000.

At June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$—	$—	$10,214
Micro Cap Fund	—	—	(3,774)
Small Cap Core Fund	2,094	32,270	(28,106)
Small Cap Equity Fund	620	—	93,752
Small Cap Growth Fund	—	—	5,518
Small Cap Value Fund	69	31,872	(33,201)
Strategic Small Cap Value Fund	107	—	(1,159)
U.S. Small Company Fund	144	297	(5,170)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post October loss deferrals, mark to market of futures contracts, and non-taxable special dividends (for Small Cap Core Fund, Small Cap Equity Fund, Small Cap Value Fund and Strategic Small Cap Value Fund).

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended year ended June 30, 2008, the Funds deferred to July 1, 2008 post October capital losses of (amounts in thousands):

Capital Losses
Dynamic Small Cap Growth Fund	$11,412
Micro Cap Fund	1,987
Small Cap Equity Fund	44,684
Strategic Small Cap Value Fund	1,023
U.S. Small Company Fund	499

During the year ended June 30, 2008, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Micro Cap Fund	$71
Small Cap Growth Fund	1,463

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

88   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2008. Average borrowings from the Facility for the year ended June 30, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Dynamic Small Cap Growth Fund	$524	1	$—	(a)
Micro Cap Fund	4,298	1	1
Small Cap Growth Fund	864	1	—	(a)
Small Cap Value Fund	9,654	4	3
U.S. Small Company Fund	3,317	6	3

(a) Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA, now known as JPMorgan Investment Advisors Inc., entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

90   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Micro Cap Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund, JPMorgan Strategic Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Fund, JPMorgan Micro Cap Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Strategic Small Cap Value Fund and JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I), and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate Fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”), at June 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2008

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   91

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	146	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	146	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	146
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	146	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	146	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	146	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	146	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

92   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	146	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	146	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	146	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	146	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	146

Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (146 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   93

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

94   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$855.20	$6.92	1.50%
Hypothetical	1,000.00	1,017.40	7.52	1.50
Class B
Actual	1,000.00	852.80	9.67	2.10
Hypothetical	1,000.00	1,014.42	10.52	2.10
Class C
Actual	1,000.00	853.00	9.68	2.10
Hypothetical	1,000.00	1,014.42	10.52	2.10
Select Class
Actual	1,000.00	857.00	5.08	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10

Micro Cap Fund
Class A
Actual	1,000.00	803.30	6.82	1.52
Hypothetical	1,000.00	1,017.30	7.62	1.52
Class C
Actual	1,000.00	801.60	9.05	2.02
Hypothetical	1,000.00	1,014.82	10.12	2.02
Select Class
Actual	1,000.00	804.50	5.65	1.26
Hypothetical	1,000.00	1,018.60	6.32	1.26

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   95

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio

Small Cap Core Fund
Select Class
Actual	$1,000.00	$931.00	$3.84	0.80%
Hypothetical	1,000.00	1,020.89	4.02	0.80

Small Cap Equity Fund
Class A
Actual	1,000.00	946.80	6.29	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30
Class B
Actual	1,000.00	944.70	8.70	1.80
Hypothetical	1,000.00	1,015.91	9.02	1.80
Class C
Actual	1,000.00	944.60	8.70	1.80
Hypothetical	1,000.00	1,015.91	9.02	1.80
Class R5 **
Actual	1,000.00	949.20	3.88	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Select Class
Actual	1,000.00	948.20	4.84	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Small Cap Growth Fund
Class A
Actual	1,000.00	842.60	5.73	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class B
Actual	1,000.00	840.20	8.46	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Class C
Actual	1,000.00	840.30	8.46	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Select Class
Actual	1,000.00	844.80	4.59	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Institutional Class
Actual	1,000.00	845.70	3.90	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85

Small Cap Value Fund
Class A
Actual	1,000.00	937.40	6.02	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class B
Actual	1,000.00	934.70	8.95	1.86
Hypothetical	1,000.00	1,015.61	9.32	1.86
Class C
Actual	1,000.00	934.20	8.95	1.86
Hypothetical	1,000.00	1,015.61	9.32	1.86

96   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio

Small Cap Value Fund — continued
Class R5**
Actual	$1,000.00	$938.70	$4.39	0.91%
Hypothetical	1,000.00	1,020.34	4.57	0.91
Select Class
Actual	1,000.00	939.20	4.82	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Ultra Class
Actual	1,000.00	938.90	4.15	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86

Strategic Small Cap Value Fund
Class A
Actual	1,000.00	865.90	7.42	1.60
Hypothetical	1,000.00	1,016.91	8.02	1.60
Class C
Actual	1,000.00	863.30	9.73	2.10
Hypothetical	1,000.00	1,014.42	10.52	2.10
Class R5**
Actual	1,000.00	869.20	5.34	1.15
Hypothetical	1,000.00	1,019.14	5.57	1.15
Select Class
Actual	1,000.00	867.70	6.27	1.35
Hypothetical	1,000.00	1,018.15	6.77	1.35

U.S. Small Company Fund
Class A
Actual	1,000.00	925.90	6.03	1.26
Hypothetical	1,000.00	1,018.60	6.32	1.26
Class C
Actual	1,000.00	923.60	8.42	1.76
Hypothetical	1,000.00	1,016.11	8.82	1.76
Select Class
Actual	1,000.00	926.10	4.84	1.01
Hypothetical	1,000.00	1,019.84	5.07	1.01
Institutional Class
Actual	1,000.00	928.10	3.98	0.83
Hypothetical	1,000.00	1,020.74	4.17	0.83

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

JUNE 30, 2008        JPMORGAN SMALL CAP FUNDS   97

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2008:

Dividend Received Deduction
Dynamic Small Cap Growth Fund	32.63%
Micro Cap Fund	100.00
Small Cap Core Fund	56.32
Small Cap Equity Fund	56.96
Small Cap Growth Fund	12.24
Small Cap Value Fund	76.72
Strategic Small Cap Value Fund	97.91
U.S. Small Company Fund	55.64

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Dynamic Small Cap Growth Fund	$4,998
Micro Cap Fund	55
Small Cap Core Fund	7,109
Small Cap Equity Fund	10,378
Small Cap Growth Fund	1,204
Small Cap Value Fund	16,881
Strategic Small Cap Value Fund	4
U.S. Small Company Fund	703

Long-Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2008 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$16,093
Micro Cap Fund	500
Small Cap Core Fund	97,175
Small Cap Equity Fund	44,665
Small Cap Growth Fund	62,864
Small Cap Value Fund	80,250
Strategic Small Cap Value Fund	318
U.S. Small Company Fund	21,669

Short-Term Capital Gain Designation

For the fiscal year ended June 30, 2008, the Funds designate the following amount of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short-Term Gain
Dynamic Small Cap Growth Fund	$4,998
Micro Cap Fund	94
Small Cap Core Fund	12,645
Small Cap Equity Fund	28,122
Small Cap Growth Fund	16,631
Small Cap Value Fund	10,176
Strategic Small Cap Value Fund	4
U.S. Small Company Fund	1,280

98   JPMORGAN SMALL CAP FUNDS        JUNE 30, 2008

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THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	AN-SC-608

ANNUAL REPORT JUNE 30, 2008

JPMorgan Funds

Mid Cap/

Multi-Cap

Funds

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	17
Schedules of Portfolio Investments	19
Financial Statements	56
Financial Highlights	74
Notes to Financial Statements	90
Report of Independent Registered Public Accounting Firm	100
Trustees	101
Officers	103
Schedule of Shareholder Expenses	104
Tax Letter	107

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this annual report for the JPMorgan Mid/Multi Cap Funds. Inside, you’ll find information detailing the performance of the Funds for the 12-month period ended June 30, 2008, along with a report from the portfolio managers.

“Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the 12 months, as negative news affected the financial markets and U.S. economy. For most of 2007, stock performance was generally healthy. But, late in the calendar year, problems in other segments of the economy — including fallout from the weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the stock market.

As these problems gained momentum, volatility increased and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth. The Fed launched an aggressive easing campaign in September 2007 that cut the fed funds target rate from 5.25% to 2.00% by the end of the reporting period.

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

Stock returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –13.12%, while large-, mid- and small-cap stocks returned –12.36%, –11.19% and –16.19%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$960,874
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term,* returned –3.02%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2008, compared to the –6.42% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, auto/transportation and producer durables sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Southwestern Energy Co., a natural gas exploration and production company, contributed to performance. The company’s shares rose in late April after it posted better-than-expected increases in earnings and net income for the first quarter, citing significant growth in production volumes from its Fayetteville Shale field and higher realized natural gas prices. Helmerich & Payne Inc., an oil and gas exploration and development company, also helped returns. The company’s shares rose after it signed new long-term contracts with three exploration and production companies to operate new FlexRigs, bringing the total number of FlexRigs contracts to 97 since March 2005. Forest Oil Corp., another natural gas exploration and production company, aided performance. The company’s shares advanced on its discovery of a natural gas deposit in Quebec, which is believed to hold as much as 4.1 trillion cubic feet of reserves.

On the negative side, an overweight in the healthcare sector and an underweight in both the technology and consumer staples sectors hurt performance. At the individual stock level, VeriFone Holdings Inc., a global technology provider, detracted from performance. The company’s shares declined after it had to restate earnings for the nine-month period ended July 31, 2007, due to accounting errors. In the restated earnings report, pre-tax profit was nearly $30 million lower then previously reported. Security Capital Assurance Ltd., which provides financial guaranty insurance, reinsurance and other credit enhancement products, also hurt returns. The company’s shares declined after it announced a net loss of $89.8 million in the third-quarter of 2007 due to significant write-downs on credit derivatives. National Financial Partners Corp., which distributes a range of financial products and services, hindered performance. The company slashed its expectations significantly for annual percentage profit growth due to lower-than-anticipated revenue at some large retail firms.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	MasterCard, Inc., Class A	2.7%
2.	Amphenol Corp., Class A	2.5
3.	Forest Oil Corp.	2.2
4.	Roper Industries, Inc.	2.0
5.	tw telecom, inc.	2.0
6.	Helmerich & Payne, Inc.	1.8
7.	Cabot Oil & Gas Corp.	1.8
8.	Questar Corp.	1.7
9.	Waste Connections, Inc.	1.7
10.	Corrections Corp. of America	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.5%
Industrials	20.2
Energy	13.8
Health Care	13.7
Consumer Discretionary	11.4
Financials	9.6
Materials	3.2
Telecommunication Services	2.0
Utilities	1.7
Consumer Services	1.5
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –8.12%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		(3.02)%	12.76%	5.76%
With Sales Charge*		(8.12)	11.55	5.19
CLASS B SHARES	11/4/93
Without CDSC		(3.53)	12.19	5.34
With CDSC**		(8.53)	11.94	5.34
CLASS C SHARES	1/2/98
Without CDSC		(3.51)	12.20	5.23
With CDSC***		(4.51)	12.20	5.23
SELECT CLASS SHARES	1/25/96	(2.75)	13.11	6.18

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, the Russell Midcap Growth Index, and the Lipper Mid-Cap Growth Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$1,024,435
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and, secondarily, current income by investing primarily in equity securities,* returned –2.97%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –6.42% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, auto/transportation and producer durables sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Southwestern Energy Co., a natural gas exploration and production company, contributed to performance. The company’s shares rose in late April after it posted better-than-expected increases in earnings and net income for the first quarter, citing significant growth in production volumes from its Fayetteville Shale field and higher realized natural gas prices. MasterCard Inc., which serves consumers and businesses with a range of payment services, also helped returns. The company’s shares rose after first-quarter profit for 2008 more than doubled due to increased consumer spending. Forest Oil Corp., another natural gas exploration and production company, aided performance. The company’s shares advanced on its discovery of a natural gas deposit in Quebec, which is believed to hold as much as 4.1 trillion cubic feet of reserves.

On the negative side, an overweight in the healthcare sector and an underweight in both the technology and consumer staples sectors hurt returns. At the individual stock level, VeriFone Holdings Inc., a global technology provider, detracted from performance. The company’s shares declined after it had to restate earnings for the nine-month period ended July 31, 2007, due to accounting errors. In the restated earnings report, pretax profit was nearly $30 million lower then previously reported. Security Capital Assurance Ltd., which provides financial guaranty insurance, reinsurance and other credit enhancement products, also hurt returns. The company’s shares declined after it announced a net loss of $89.8 million in the third-quarter of 2007 due to significant write-downs on credit derivatives. National Financial Partners Corp., which distributes a range of financial products and services, hindered performance. The company slashed its expectations significantly for annual percentage profit growth due to lower-than-anticipated revenue at some large retail firms.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	MasterCard, Inc., Class A	2.7%
2.	Amphenol Corp., Class A	2.5
3.	Forest Oil Corp.	2.2
4.	Roper Industries, Inc.	2.0
5.	tw telecom, inc.	2.0
6.	Helmerich & Payne, Inc.	1.8
7.	Cabot Oil & Gas Corp.	1.8
8.	Questar Corp.	1.7
9.	Waste Connections, Inc.	1.7
10.	Corrections Corp. of America	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.6%
Industrials	20.2
Energy	13.8
Health Care	13.7
Consumer Discretionary	11.4
Financials	9.6
Materials	3.2
Telecommunication Services	2.0
Utilities	1.7
Consumer Staples	1.4
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(3.22)%	11.24%	7.97%
With Sales Charge*		(8.30)	10.04	7.39
CLASS B SHARES	1/14/94
Without CDSC		(3.84)	10.49	7.35
With CDSC**		(8.84)	10.22	7.35
CLASS C SHARES	11/4/97
Without CDSC		(3.85)	10.48	7.28
With CDSC***		(4.85)	10.48	7.28
SELECT CLASS SHARES	3/2/89	(2.97)	11.51	8.27
ULTRA SHARES	2/22/05	(2.88)	11.60	8.31

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Ultra Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$303,368
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,* returned –15.59%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –17.09% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial and consumer discretionary sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Devon Energy Corp., an oil and natural gas exploration and production company, helped returns. The company’s shares rose on news that it delivered better-than-expected organic growth and raised its production targets. Additionally, the company continued to benefit from future production through discoveries in the Gulf of Mexico, Canadian oil sands and natural gas fields in Texas. Penn Virginia Corp., an oil and gas exploration and production company, also aided performance. The company’s shares rose on strong first-quarter earnings and future guidance, with expectations of increasing production volumes and lower costs. In addition, the company benefited from its geographically diverse business model, with operations in the central and eastern part of the United States.

On the negative side, stock selection and underweights in both the materials and energy sectors hurt returns. At the individual stock level, specialty vehicle maker Oshkosh Corp. detracted from performance. The company’s shares declined after management reduced guidance, citing lower-than-expected sales in North America and Europe due to softer residential construction and general economic weakness. The stock was impacted by the slowdown in construction activity and declining municipal budgets. FirstFed Financial Corp., a savings and loan holding company, also hurt returns. The company faced accelerating credit losses due to weak housing and credit markets. Additionally, net interest margins contracted while non-performing assets increased, causing the company to book higher loss reserves.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed to find quality companies that generally had a sustainable competitive position, high returns on invested capital and management committed to enhancing shareholder value. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Loews Corp.	1.6%
2.	AutoZone, Inc.	1.5
3.	Safeway, Inc.	1.5
4.	American Electric Power Co., Inc.	1.5
5.	Devon Energy Corp.	1.4
6.	Everest Re Group Ltd., (Bermuda)	1.4
7.	Alliant Techsystems, Inc.	1.4
8.	Community Health Systems, Inc.	1.4
9.	PG&E Corp.	1.3
10.	Fortune Brands, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.0%
Consumer Discretionary	19.3
Utilities	13.1
Energy	11.0
Industrials	8.0
Consumer Staples	7.0
Materials	6.0
Information Technology	5.0
Health Care	4.3
Telecommunication Services	2.1
Short-Term Investment	0.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

6   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(15.81)%	10.20%	7.53%
With Sales Charge*		(20.23)	9.02	6.95
CLASS B SHARES	1/14/94
Without CDSC		(16.25)	9.52	6.89
With CDSC**		(21.25)	9.25	6.89
CLASS C SHARES	3/22/99
Without CDSC		(16.32)	9.50	6.80
With CDSC***		(17.32)	9.50	6.80
SELECT CLASS SHARES	3/2/89	(15.59)	10.48	7.78
ULTRA SHARES	2/22/05	(15.50)	10.59	7.83

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$489,162
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned –0.61** (Class A Shares, no sales charge) for the 12 months ended June 30, 2008, compared to the –6.38% return for the Russell 3000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial service and energy sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Southwestern Energy Co., a natural gas exploration and production company, contributed to performance. The company’s shares rose in late April after it posted a better-than-expected increase in earnings and net income for the first quarter, citing significant growth in production volumes from its Fayetteville Shale field and higher realized natural gas prices. MasterCard Inc., which serves consumers and businesses with a range of payment services, also helped returns. The company’s shares rose after first-quarter profit for 2008 more than doubled due to an increase in consumer spending. Forest Oil Corp., another natural gas exploration and production company, aided performance. The company’s shares advanced on its discovery of a natural gas deposit in Quebec, which is believed to hold as much as 4.1 trillion cubic feet of reserves.

On the negative side, stock selection in the consumer staples sector and an underweight in the integrated oils sector hurt performance. At the individual stock level, VeriFone Holdings Inc., a global technology provider, detracted from performance. The company’s shares declined after it had to restate earnings for the nine-month period ended July 31, 2007, due to accounting errors. In the restated earnings report, pretax profit was nearly $30 million lower then previously reported. Whole Foods Market Inc., a natural and organic foods supermarket chain, also hurt returns. Expenses related to the acquisition and integration of Wild Oats Markets Inc., which caused profits to decline in the second quarter of 2008, hurt the company’s stock price. Cbeyond Inc., which provides managed Internet protocol-based communications services, hindered performance. The company’s shares fell after its 2008 revenue forecast trailed analysts’ average estimate.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	3.0%
2.	Monsanto Co.	2.3
3.	Amphenol Corp., Class A	2.3
4.	MasterCard, Inc., Class A	2.3
5.	Roper Industries, Inc.	2.1
6.	Microsoft Corp.	2.1
7.	Google, Inc., Class A	1.9
8.	Forest Oil Corp.	1.9
9.	Abbott Laboratories	1.8
10.	tw telecom, inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	26.7%
Industrials	17.3
Health Care	14.8
Consumer Discretionary	11.8
Financials	10.0
Energy	8.4
Materials	4.3
Telecommunication Services	1.7
Utilities	1.6
Short-Term Investment	3.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –5.79%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

8   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		(0.61)%	14.42%	(2.09)%
With Sales Charge*		(5.79)	13.20	(2.70)
CLASS B SHARES	10/29/99
Without CDSC		(1.29)	13.62	(2.71)
With CDSC**		(6.29)	13.38	(2.71)
CLASS C SHARES	5/1/06
Without CDSC		(1.16)	13.65	(2.75)
With CDSC***		(2.16)	13.65	(2.75)
SELECT CLASS SHARES	5/1/06	(0.49)	14.54	(2.04)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 29, 1999.

As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from October 29, 1999 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index, which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the since inception total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$189,589
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, whose objective is long-term capital growth,* returned –8.19%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –11.19% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Devon Energy Corp., an oil and natural gas exploration and production company, contributed to performance. The company’s shares rose on news that it delivered better-than-expected organic growth and raised its production targets. Additionally, the company continued to benefit from future production through discoveries in the Gulf of Mexico, Canadian oil sands and natural gas fields in Texas. Energen Corp., an energy holding company, also helped returns. The company’s shares rose on improved production and higher commodity prices due to increased demand for natural gas. In addition, the company hedged a significant amount of its production, which isolated earnings from the volatility of energy prices.

On the downside, stock selection and underweights in both the energy and materials sectors hurt returns. At the individual stock level, Coventry Health Care Inc., the sixth-largest U.S. health insurer by market value, detracted from performance. The company’s shares declined following profit warnings and reduced 2008 outlooks from several industry players. These events sparked a broad sell-off, as fears of a downturn in business fundamentals for the managed care industry increased. These trends eventually caught up to the company, as it announced higher medical costs in its Medicare and commercial risk businesses as well as reduced revenue growth expectations. Specialty vehicle maker Oshkosh Corp. also hurt returns. The company’s shares declined after management reduced guidance, citing lower-than-expected sales in North America and Europe due to softer residential construction and general economic weakness. The stock was impacted by the slowdown in construction activity and declining municipal budgets.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Questar Corp.	1.6%
2.	Amphenol Corp., Class A	1.6
3.	MasterCard, Inc., Class A	1.3
4.	Williams Cos., Inc.	1.2
5.	Forest Oil Corp.	1.1
6.	Roper Industries, Inc.	1.0
7.	tw telecom, inc.	1.0
8.	Assurant, Inc.	1.0
9.	Coventry Health Care, Inc.	0.9
10.	WABCO Holdings, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	16.5%
Consumer Discretionary	14.7
Industrials	13.8
Information Technology	13.1
Energy	11.0
Health Care	9.6
Utilities	7.4
Materials	4.2
Consumer Staples	3.6
Telecommunication Services	2.5
Short-Term Investment	3.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

10   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(8.19)%	11.89%	8.90%

TEN YEAR FUND PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Mid-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index, which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$5,847,024
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned –13.25%** (Institutional Class Shares) for the 12 months ended June 30, 2008, compared to the –17.09% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due mostly to stock selection in the financial and consumer discretionary sectors. We are very proud of the fact that shareholders have enjoyed positive returns in the Fund’s first ten calendar years of existence. However, for the last twelve months, the Fund has experienced losses largely associated with the volatility occurring within the financial sector.

Our stock selection within banks was a positive contributor to performance relative to the benchmark, despite the fact that the banks we own have been under downward pressure. We prefer banks with a low cost retail deposit base combined with a high quality commercial loan portfolio, preferably with minimal exposure to real estate construction. We continue to believe that Cullen Frost, M&T Bank, Wilmington Trust and People’s United have such desirable traits. Also within financials, the Fund’s insurance holdings have declined on concerns about the credit quality of their investment portfolios. For the most part, the insurance names we own have avoided many of the toxic investments associated with current credit market disruptions. As a result, our stock selection in insurance was also a positive contributor to our outperformance.

The Fund’s stock selection and underweight to the energy sector, as well as stock selection to the materials sector, were detractors to relative performance. While our energy holdings produced positive returns, our positioning in the exploration and production of natural gas as opposed to crude oil negatively impacted results.

As an investor facing volatile markets, one of the most difficult judgments is to differentiate between cyclical and secular forces. One area we believe this may be occurring is within the price of commodities, as not owning commodity driven businesses negatively impacted our results. The Fund tends not to invest in businesses whose revenues and earnings strongly correlate with commodity prices as it is our belief that the earnings and cash flow streams are too volatile for our investment criteria.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment process seeks to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. While significant headwinds remained, we were consistent in the application of our investment process. As value investors, we used opportunities of strength to trim holdings where we felt prudent to preserve gains and redeployed proceeds into areas that we deemed out of favor.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Williams Cos., Inc.	2.4%
2.	Assurant, Inc.	2.1
3.	Genuine Parts Co.	1.9
4.	Helix Energy Solutions Group, Inc.	1.8
5.	AutoZone, Inc.	1.8
6.	Fortune Brands, Inc.	1.8
7.	American Electric Power Co., Inc.	1.8
8.	M&T Bank Corp.	1.7
9.	Energen Corp.	1.7
10.	Old Republic International Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.3%
Consumer Discretionary	18.5
Utilities	13.4
Energy	8.4
Industrials	7.6
Information Technology	6.0
Consumer Staples	5.9
Health Care	5.7
Materials	5.4
Telecommunication Services	3.2
Short-Term Investment	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

12   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(13.70)%	10.49%	12.87%
With Sales Charge*		(18.25)	9.30	12.26
CLASS B SHARES	4/30/01
Without CDSC		(14.14)	9.89	12.38
With CDSC**		(19.14)	9.61	12.38
CLASS C SHARES	4/30/01
Without CDSC		(14.15)	9.88	12.40
With CDSC***		(15.15)	9.88	12.40
SELECT CLASS SHARES	10/31/01	(13.46)	10.77	13.09
INSTITUTIONAL CLASS SHARES	11/13/97	(13.25)	11.04	13.28

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, and the Lipper Mid-Cap Value Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$1,118,474
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance,* returned –3.73%** (Select Class Shares) over the 12 months ended June 30, 2008, compared to the 3.63% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The two main drivers of its stock selection process are valuation and fundamentals. The fundamentals component was effective in the Fund’s long and short portfolios, while the valuation component was ineffective in both strategies. Overall, the stock selection process contributed in the short strategy but detracted in the long portfolio.

We assign each of the Fund’s stocks to one of five super-sectors: consumer, financial, industrial, technology and healthcare. During the year, the stock selection process generated positive returns in two super-sectors: consumer and industrial.

We continued to follow a sector-neutral approach whereby we attempted to pick the best stocks and industries within each of 20 sectors. At fiscal year-end, our top three industry overweights included property and casualty insurance, apparel and footwear, and semiconductor contract manufacturing. Our top three industry underweights included brokers, core semiconductor companies, and food and drug.

Q:	HOW WAS THE FUND MANAGED?

A:	We ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 400 positions each on both the long and short sides of the Fund during the period. The Fund was extremely well diversified and sector-neutral. No individual stock had a material impact on the Fund. In essence, we went long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. Since the Fund’s inception (five years and one month), it has outperformed its benchmark by 0.45% net with a realized tracking error of 3.45%.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	ENSCO International, Inc.	0.5%
2.	Oil States International, Inc.	0.5
3.	Olin Corp.	0.5
4.	Unit Corp.	0.5
5.	Swift Energy Co.	0.5
6.	Gardner Denver, Inc.	0.5
7.	Noble Corp.	0.5
8.	Terra Industries, Inc.	0.5
9.	Grey Wolf, Inc.	0.5
10.	National Oilwell Varco, Inc.	0.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Flir Systems, Inc.	0.6%
2.	Energy Conversion Devices, Inc.	0.5
3.	Weatherford International, Inc.	0.5
4.	Savient Pharmaceuticals, Inc.	0.5
5.	IDEX Corp.	0.5
6.	Marsh & McLennan Cos., Inc.	0.5
7.	Bed Bath & Beyond, Inc.	0.5
8.	Dril-Quip, Inc.	0.4
9.	Knight Transportation, Inc.	0.4
10.	EXCO Resources, Inc.	0.4

14   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Industrials	16.8%
Consumer Discretionary	16.2
Information Technology	13.1
Energy	11.7
Financials	10.5
Health Care	10.5
Materials	7.2
Utilities	4.8
Consumer Staples	4.4
Telecommunication Services	1.3
Short-Term Investment	3.5

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****

Information Technology	16.2%
Industrials	15.6
Consumer Discretionary	12.9
Energy	12.0
Health Care	11.3
Financials	10.6
Materials	6.9
Utilities	6.6
Consumer Staples	6.2
Telecommunication Services	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of June 30, 2008. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of June 30, 2008. The Fund’s composition is subject to change.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(4.00)%	3.23%	3.26%
With Sales Charge*		(9.02)	2.11	2.18
CLASS B SHARES	5/23/03
Without CDSC		(4.77)	2.46	2.49
With CDSC**		(9.77)	2.10	2.32
CLASS C SHARES	5/23/03
Without CDSC		(4.71)	2.48	2.51
With CDSC***		(5.71)	2.48	2.51
SELECT CLASS SHARES	5/23/03	(3.73)	3.50	3.53

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market Neutral Funds Average from May 23, 2003 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. That issue is then held for one month, sold and rolled into a new bill. The Lipper Equity Market Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

16   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$403,923
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned –14.86%** (Class C Shares, no sales charge) for the 12 months ended June 30, 2008, compared to the –19.02% for the Russell 3000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial and information technology sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Devon Energy Corp., an oil and natural gas exploration and production company, helped returns. The company’s shares rose on news that it delivered better-than-expected organic growth and raised its production targets. Additionally, the company continued to benefit from future production through discoveries in the Gulf of Mexico, Canadian oil sands and natural gas fields in Texas. Cleveland-Cliffs Inc., a mining company, also contributed to performance. The company’s shares rose on higher global demand and stronger pricing for iron ore and coal. In addition, the company was able to initiate price increases on expiring contracts, bringing them in line with current market prices.

On the downside, an underweight in both the energy and utility sectors hurt returns. At the individual stock level, United Community Bank detracted from performance. Management lowered future guidance and announced a loan-loss provision due to the company’s exposure to a fraudulent residential developer in North Carolina. Earnings declined on slower loan growth, margin compression and higher credit costs. Additionally, the company provided a negative outlook as the housing and construction markets deteriorated further. Wachovia Bank, a diversified financial services company, also hindered returns. The company’s shares declined due to large write-downs related to its leveraged lending business and higher credit costs. In addition, the company restated first-quarter earnings due to a write-down in an insurance agreement that was applied retroactively.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Devon Energy Corp.	4.2%
2.	W.P. Carey & Co. LLC	3.3
3.	SEACOR Holdings, Inc.	3.0
4.	ProAssurance Corp.	3.0
5.	National Healthcare Corp.	2.7
6.	National Health Investors, Inc.	2.7
7.	Teekay Corp., (Bahamas)	2.6
8.	Williams Cos., Inc.	2.5
9.	Agree Realty Corp.	2.4
10.	Telephone & Data Systems, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	34.3%
Consumer Discretionary	17.6
Energy	16.0
Consumer Staples	6.0
Health Care	5.5
Industrials	5.1
Telecommunication Services	3.4
Materials	3.0
Information Technology	2.5
Utilities	2.2
Investment Company	1.3
Short-Term Investment	3.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class C Shares including a sales charge was –15.86%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		(14.42)%	5.44%	5.86%
With Sales Charge*		(18.90)	3.55	4.16
CLASS C SHARES	2/28/05
Without CDSC		(14.86)	4.92	5.33
With CDSC**		(15.86)	4.92	5.33
SELECT CLASS SHARES	2/28/05	(14.19)	5.72	6.13
INSTITUTIONAL CLASS SHARES	2/28/05	(13.97)	5.77	6.21

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $10,000 invested in Class C Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2008. The Fund has changed the class used in the graph from Class A to Class C because Class C is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class C Shares have a $1,000 minimum initial investment and carry a 1.00% CDSC for the one year period after investment and 0% thereafter.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 1.1%
113	Precision Castparts Corp.	10,936
	Auto Components — 3.1%
200	BorgWarner, Inc.	8,878
759	Gentex Corp. (c)	10,964
208	WABCO Holdings, Inc.	9,662
		29,504
	Automobiles — 1.0%
258	Harley-Davidson, Inc.	9,341
	Biotechnology — 2.0%
229	BioMarin Pharmaceutical, Inc. (a) (c)	6,642
193	Celgene Corp. (a)	12,341
		18,983
	Capital Markets — 6.3%
89	Affiliated Managers Group, Inc. (a)	8,021
334	Investment Technology Group, Inc. (a)	11,163
132	Northern Trust Corp.	9,025
655	Och-Ziff Capital Management Group LLC, Class A	12,443
161	T. Rowe Price Group, Inc.	9,094
616	TD AMERITRADE Holding Corp. (a)	11,143
		60,889
	Chemicals — 2.2%
238	Ecolab, Inc.	10,228
299	Rockwood Holdings, Inc. (a)	10,411
		20,639
	Commercial Services & Supplies — 5.4%
583	Corrections Corp. of America (a)	16,001
112	FTI Consulting, Inc. (a)	7,688
236	Stericycle, Inc. (a)	12,184
511	Waste Connections, Inc. (a)	16,320
		52,193
	Communications Equipment — 2.9%
202	CommScope, Inc. (a)	10,649
176	Harris Corp.	8,884
355	Juniper Networks, Inc. (a)	7,883
		27,416
	Computers & Peripherals — 0.7%
360	Seagate Technology, (Cayman Islands)	6,886
	Construction & Engineering — 1.4%
222	Shaw Group, Inc. (The) (a)	13,745
	Diversified Consumer Services — 0.8%
92	ITT Educational Services, Inc. (a) (c)	7,619
	Diversified Financial Services — 2.3%
422	Interactive Brokers Group, Inc. (a) (c)	13,568
77	IntercontinentalExchange, Inc. (a)	8,755
		22,323
	Diversified Telecommunication Services — 2.1%
1,232	tw telecom, inc. (a)	19,754
	Electrical Equipment — 4.0%
35	First Solar, Inc. (a)	9,415
152	General Cable Corp. (a)	9,238
303	Roper Industries, Inc.	19,940
		38,593
	Electronic Equipment & Instruments — 5.1%
553	Amphenol Corp., Class A	24,836
268	Dolby Laboratories, Inc., Class A (a)	10,805
328	Flir Systems, Inc. (a) (c)	13,313
		48,954
	Energy Equipment & Services — 7.2%
274	Cameron International Corp. (a)	15,170
162	Exterran Holdings, Inc. (a) (c)	11,576
240	Helmerich & Payne, Inc.	17,280
157	National Oilwell Varco, Inc. (a)	13,911
147	Oceaneering International, Inc. (a)	11,332
		69,269
	Food & Staples Retailing — 0.5%
203	Whole Foods Market, Inc. (c)	4,813
	Food Products — 1.0%
129	Wm. Wrigley, Jr., Co.	10,003
	Gas Utilities — 1.7%
231	Questar Corp.	16,445
	Health Care Equipment & Supplies — 3.5%
319	Dentsply International, Inc.	11,755
529	Hologic, Inc. (a) (c)	11,522
208	IDEXX Laboratories, Inc. (a)	10,156
		33,433
	Health Care Providers & Services — 3.8%
186	Coventry Health Care, Inc. (a)	5,657
224	DaVita, Inc. (a)	11,891
167	Humana, Inc. (a)	6,651
431	VCA Antech, Inc. (a)	11,973
		36,172

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.2%
252	Cerner Corp. (a) (c)	11,395
	Hotels, Restaurants & Leisure — 1.2%
115	Panera Bread Co., Class A (a)	5,320
191	WMS Industries, Inc. (a) (c)	5,689
		11,009
	Industrial Conglomerates — 1.2%
186	McDermott International, Inc. (a)	11,513
	Insurance — 1.1%
313	Philadelphia Consolidated Holding Co. (a)	10,646
	Internet Software & Services — 0.8%
218	Akamai Technologies, Inc. (a)	7,588
	IT Services — 3.8%
355	Genpact Ltd., (Bermuda) (a) (c)	5,300
99	MasterCard, Inc., Class A	26,194
413	VeriFone Holdings, Inc. (a) (c)	4,941
		36,435
	Life Sciences Tools & Services — 3.0%
155	Covance, Inc. (a)	13,371
182	Illumina, Inc. (a) (c)	15,855
		29,226
	Machinery — 5.1%
143	AGCO Corp. (a)	7,489
142	Bucyrus International, Inc.	10,391
139	Cummins, Inc.	9,137
257	Kaydon Corp. (c)	13,226
219	Pall Corp.	8,693
		48,936
	Media — 2.1%
298	John Wiley & Sons, Inc., Class A	13,397
100	Morningstar, Inc. (a) (c)	7,188
		20,585
	Metals & Mining — 1.1%
157	Century Aluminum Co. (a) (c)	10,464
	Oil, Gas & Consumable Fuels — 6.8%
253	Cabot Oil & Gas Corp.	17,168
293	Forest Oil Corp. (a)	21,812
118	Peabody Energy Corp.	10,376
336	Southwestern Energy Co. (a)	15,999
		65,355
	Pharmaceuticals — 0.5%
101	Shire plc, ADR (United Kingdom) (c)	4,957
	Road & Rail — 2.2%
321	J.B. Hunt Transport Services, Inc. (c)	10,672
164	Norfolk Southern Corp.	10,299
		20,971
	Semiconductors & Semiconductor Equipment — 3.9%
342	Broadcom Corp., Class A (a)	9,329
199	KLA-Tencor Corp.	8,088
177	MEMC Electronic Materials, Inc. (a)	10,889
490	NVIDIA Corp. (a)	9,165
		37,471
	Software — 3.7%
346	Amdocs Ltd., (United Kingdom) (a) (c)	10,166
253	ANSYS, Inc. (a) (c)	11,908
190	Electronic Arts, Inc. (a)	8,439
330	Nuance Communications, Inc. (a) (c)	5,171
		35,684
	Specialty Retail — 3.4%
92	Best Buy Co., Inc.	3,641
516	Foot Locker, Inc.	6,424
322	J Crew Group, Inc. (a) (c)	10,641
395	Urban Outfitters, Inc. (a)	12,328
		33,034
	Total Long-Term Investments (Cost $819,085)	953,179
Short-Term Investment — 2.5%
	Investment Company — 2.5%
23,659	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $23,659)	23,659

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 7.2%
	Corporate Notes — 3.1%
5,850	Alliance and Leicester plc, (United Kingdom), VAR, 2.47%, 09/05/08	5,850
6,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	6,000
7,000	Beta Finance, Inc., VAR, 2.13%, 02/20/09 (e) (i) (s)	6,913

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — Continued
6,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08	6,000
6,000	Metropolitan Life Global Funding I, VAR, 2.48%, 08/21/08	6,000

		30,763
	Repurchase Agreements — 4.1%
13,422	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $13,423, collateralized by U.S. Government Agency Mortgages	13,422
10,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
10,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
5,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $5,000, collateralized by U.S. Government Agency Mortgages	5,000
		38,422
	Total Investments of Cash Collateral for Securities on Loan (Cost $69,271)	69,185
	Total Investments — 108.9% (Cost $912,015)	1,046,023
	Liabilities in Excess of Other Assets — (8.9)%	(85,149)
	NET ASSETS — 100.0%	$960,874

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 99.5%
	Aerospace & Defense — 1.1%
121	Precision Castparts Corp.	11,687
	Auto Components — 3.1%
214	BorgWarner, Inc.	9,491
813	Gentex Corp.	11,746
222	WABCO Holdings, Inc.	10,323
		31,560
	Automobiles — 1.0%
275	Harley-Davidson, Inc. (c)	9,986
	Biotechnology — 2.0%
240	BioMarin Pharmaceutical, Inc. (a)	6,964
207	Celgene Corp. (a)	13,192
		20,156
	Capital Markets — 6.4%
95	Affiliated Managers Group, Inc. (a)	8,576
357	Investment Technology Group, Inc. (a)	11,933
141	Northern Trust Corp.	9,648
700	Och-Ziff Capital Management Group LLC, Class A	13,303
172	T. Rowe Price Group, Inc.	9,725
659	TD AMERITRADE Holding Corp. (a)	11,913
		65,098
	Chemicals — 2.2%
254	Ecolab, Inc.	10,934
320	Rockwood Holdings, Inc. (a)	11,129
		22,063
	Commercial Services & Supplies — 5.5%
625	Corrections Corp. of America (a)	17,159
120	FTI Consulting, Inc. (a)	8,215
252	Stericycle, Inc. (a)	13,023
546	Waste Connections, Inc. (a)	17,445
		55,842
	Communications Equipment — 2.9%
216	CommScope, Inc. (a)	11,384
188	Harris Corp.	9,495
380	Juniper Networks, Inc. (a)	8,426
		29,305
	Computers & Peripherals — 0.7%
390	Seagate Technology, (Cayman Islands) (c)	7,465
	Construction & Engineering — 1.4%
238	Shaw Group, Inc. (The) (a)	14,696
	Diversified Consumer Services — 0.8%
99	ITT Educational Services, Inc. (a) (c)	8,147
	Diversified Financial Services — 2.3%
451	Interactive Brokers Group, Inc. (a) (c)	14,505
82	IntercontinentalExchange, Inc. (a)	9,359
		23,864
	Diversified Telecommunication Services — 2.1%
1,317	tw telecom, inc. (a) (c)	21,119
	Electrical Equipment — 4.0%
37	First Solar, Inc. (a)	10,075
162	General Cable Corp. (a)	9,877
324	Roper Industries, Inc.	21,317
		41,269
	Electronic Equipment & Instruments — 5.1%
592	Amphenol Corp., Class A	26,550
287	Dolby Laboratories, Inc., Class A (a)	11,550
351	Flir Systems, Inc. (a)	14,233
		52,333
	Energy Equipment & Services — 7.2%
293	Cameron International Corp. (a)	16,216
173	Exterran Holdings, Inc. (a)	12,378
257	Helmerich & Payne, Inc.	18,473
168	National Oilwell Varco, Inc. (a)	14,869
155	Oceaneering International, Inc. (a)	11,923
		73,859
	Food & Staples Retailing — 0.5%
218	Whole Foods Market, Inc. (c)	5,167
	Food Products — 1.0%
138	Wm. Wrigley, Jr., Co.	10,718
	Gas Utilities — 1.7%
247	Questar Corp.	17,581
	Health Care Equipment & Supplies — 3.5%
341	Dentsply International, Inc.	12,565
565	Hologic, Inc. (a) (c)	12,317
221	IDEXX Laboratories, Inc. (a)	10,790
		35,672
	Health Care Providers & Services — 3.8%
195	Coventry Health Care, Inc. (a)	5,932
239	DaVita, Inc. (a)	12,711
176	Humana, Inc. (a)	6,987
461	VCA Antech, Inc. (a)	12,800
		38,430

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.2%
270	Cerner Corp. (a) (c)	12,184
	Hotels, Restaurants & Leisure — 1.1%
123	Panera Bread Co., Class A (a)	5,681
204	WMS Industries, Inc. (a)	6,082
		11,763
	Industrial Conglomerates — 1.2%
199	McDermott International, Inc. (a)	12,309
	Insurance — 1.1%
335	Philadelphia Consolidated Holding Co. (a)	11,380
	Internet Software & Services — 0.8%
233	Akamai Technologies, Inc. (a)	8,110
	IT Services — 3.8%
385	Genpact Ltd., (Bermuda) (a) (c)	5,749
105	MasterCard, Inc., Class A	27,994
457	VeriFone Holdings, Inc. (a) (c)	5,465
		39,208
	Life Sciences Tools & Services — 3.1%
166	Covance, Inc. (a)	14,298
195	Illumina, Inc. (a)	16,951
		31,249
	Machinery — 5.1%
153	AGCO Corp. (a)	8,003
152	Bucyrus International, Inc.	11,106
149	Cummins, Inc.	9,769
275	Kaydon Corp.	14,137
234	Pall Corp.	9,292
		52,307
	Media — 2.2%
318	John Wiley & Sons, Inc., Class A	14,323
107	Morningstar, Inc. (a)	7,686
		22,009
	Metals & Mining — 1.1%
168	Century Aluminum Co. (a)	11,189
	Oil, Gas & Consumable Fuels — 6.8%
271	Cabot Oil & Gas Corp.	18,354
313	Forest Oil Corp. (a)	23,324
126	Peabody Energy Corp.	11,090
359	Southwestern Energy Co. (a)	17,102
		69,870
	Pharmaceuticals — 0.5%
109	Shire plc, (United Kingdom), ADR (c)	5,372
	Road & Rail — 2.2%
343	J.B. Hunt Transport Services, Inc. (c)	11,408
176	Norfolk Southern Corp.	11,012
		22,420
	Semiconductors & Semiconductor Equipment — 3.9%
365	Broadcom Corp., Class A (a)	9,973
215	KLA-Tencor Corp.	8,765
189	MEMC Electronic Materials, Inc. (a)	11,644
523	NVIDIA Corp. (a)	9,798
		40,180
	Software — 3.7%
369	Amdocs Ltd., (United Kingdom) (a) (c)	10,867
270	ANSYS, Inc. (a)	12,732
203	Electronic Arts, Inc. (a)	9,020
353	Nuance Communications, Inc. (a) (c)	5,528
		38,147
	Specialty Retail — 3.4%
98	Best Buy Co., Inc.	3,889
552	Foot Locker, Inc.	6,868
345	J Crew Group, Inc. (a) (c)	11,374
423	Urban Outfitters, Inc. (a)	13,180
		35,311
	Total Long-Term Investments (Cost $872,097)	1,019,025
Short-Term Investment — 2.4%
	Investment Company — 2.4%
25,154	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $25,154)	25,154

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 7.2%
	Certificate of Deposit — 0.4%
4,500	Calyon, New York, VAR, 2.15%, 03/15/10	4,444
	Corporate Notes — 5.1%
5,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	5,000
5,000	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10 (e)	4,982
5,000	First Tennessee Bank N.A., VAR, 2.50%, 08/15/08	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — Continued
6,000	General Electric Capital Corp., VAR, 2.15%, 03/12/10	5,880
5,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08	5,000
1,000	Monumental Global Funding II, VAR, 2.15%, 03/26/10	938
7,000	Monumental Global Funding III, VAR, 2.69%, 05/24/10 (e)	6,879
5,000	National Rural Utilities Cooperative Finance Corp., VAR, 2.47%, 09/04/08	5,000
6,000	Nationwide Building Society, (United Kingdom), VAR, 2.51%, 07/03/08	6,000
2,000	Pricoa Global Funding I, VAR, 2.16%, 12/15/09	2,000
5,000	Pricoa Global Funding I, VAR, 2.48%, 08/27/08 (e)	5,000

		51,679
	Repurchase Agreements — 1.7%
7,828	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $7,829, collateralized by U.S. Government Agency Mortgages	7,828
10,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000

		17,828
	Total Investments of Cash Collateral for Securities on Loan (Cost $74,327)	73,951
	Total Investments — 109.1% (Cost $971,578)	1,118,130
	Liabilities in Excess of Other Assets — (9.1)%	(93,695)
	NET ASSETS — 100.0%	$1,024,435

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
	Common Stocks — 98.4%
	Aerospace & Defense — 2.4%
41	Alliant Techsystems, Inc. (a)	4,124
21	Precision Castparts Corp.	2,060
51	Spirit Aerosystems Holdings, Inc., Class A (a)	969
		7,153
	Auto Components — 0.6%
37	WABCO Holdings, Inc.	1,705
	Beverages — 1.5%
33	Brown-Forman Corp., Class B	2,499
42	Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	1,916
		4,415
	Building Products — 1.2%
155	Owens Corning, Inc. (a)	3,531
	Capital Markets — 3.3%
34	Affiliated Managers Group, Inc. (a)	3,062
89	Charles Schwab Corp. (The)	1,832
81	Cohen & Steers, Inc. (c)	2,101
13	Northern Trust Corp.	905
37	T. Rowe Price Group, Inc.	2,100
		10,000
	Chemicals — 4.0%
82	Albemarle Corp.	3,268
14	Intrepid Potash, Inc. (a)	915
35	Lubrizol Corp.	1,626
41	PPG Industries, Inc.	2,375
47	Rohm & Haas Co.	2,187
32	Sigma-Aldrich Corp.	1,729
		12,100
	Commercial Banks — 3.6%
47	City National Corp.	1,973
64	Cullen/Frost Bankers, Inc.	3,190
43	M&T Bank Corp.	3,032
276	Synovus Financial Corp. (c)	2,411
48	United Community Banks, Inc. (c)	412
		11,018
	Commercial Services & Supplies — 0.6%
61	Republic Services, Inc.	1,818
	Computers & Peripherals — 0.5%
64	NCR Corp. (a)	1,608
	Construction Materials — 0.9%
62	Cemex S.A.B. de C.V. ADR (Mexico) (a) (c)	1,519
22	Vulcan Materials Co. (c)	1,303
		2,822
	Containers & Packaging — 0.8%
35	Ball Corp.	1,681
71	Temple-Inland, Inc. (c)	802
		2,483
	Distributors — 1.1%
84	Genuine Parts Co.	3,345
	Diversified Telecommunication Services — 1.1%
53	CenturyTel, Inc.	1,879
128	Windstream Corp.	1,577
		3,456
	Electric Utilities — 4.1%
110	American Electric Power Co., Inc.	4,436
55	Edison International	2,812
34	FirstEnergy Corp.	2,766
114	Westar Energy, Inc.	2,448
		12,462
	Electrical Equipment — 0.7%
44	AMETEK, Inc.	2,056
	Electronic Equipment & Instruments — 1.9%
22	Amphenol Corp., Class A	992
92	Arrow Electronics, Inc. (a)	2,811
53	Tyco Electronics Ltd., (Bermuda)	1,912
		5,715
	Energy Equipment & Services — 2.1%
91	Helix Energy Solutions Group, Inc. (a)	3,806
29	Unit Corp. (a)	2,439
		6,245
	Food & Staples Retailing — 2.6%
57	Great Atlantic & Pacific Tea Co. (a) (c)	1,308
159	Safeway, Inc.	4,528
65	SUPERVALU, Inc.	2,014
		7,850
	Food Products — 1.4%
39	Archer-Daniels-Midland Co.	1,323
101	Dean Foods Co. (a)	1,978
41	Smithfield Foods, Inc. (a) (c)	813
		4,114

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 4.0%
40	Energen Corp.	3,090
18	Equitable Resources, Inc.	1,229
72	ONEOK, Inc.	3,516
33	Questar Corp.	2,373
72	UGI Corp.	2,061
		12,269
	Health Care Equipment & Supplies — 1.0%
36	Becton, Dickinson & Co.	2,943
	Health Care Providers & Services — 3.1%
125	Community Health Systems, Inc. (a)	4,113
59	Coventry Health Care, Inc. (a)	1,787
53	Lincare Holdings, Inc. (a)	1,497
73	VCA Antech, Inc. (a)	2,019
		9,416
	Hotels, Restaurants & Leisure — 3.8%
116	Burger King Holdings, Inc.	3,113
37	International Game Technology	932
126	Marriott International, Inc., Class A	3,317
33	Penn National Gaming, Inc. (a)	1,074
75	Vail Resorts, Inc. (a) (c)	3,212
		11,648
	Household Durables — 2.1%
61	Fortune Brands, Inc.	3,820
108	Jarden Corp. (a)	1,967
39	KB Home (c)	667
		6,454
	Household Products — 0.3%
17	Clorox Co.	906
	Industrial Conglomerates — 0.5%
55	Carlisle Cos., Inc.	1,583
	Insurance — 9.4%
54	Assurant, Inc.	3,592
67	Cincinnati Financial Corp.	1,692
53	Everest Re Group Ltd., (Bermuda)	4,197
105	Loews Corp. (c)	4,901
273	Old Republic International Corp. (c)	3,235
147	OneBeacon Insurance Group Ltd.	2,574
30	Principal Financial Group, Inc.	1,242
68	ProAssurance Corp. (a)	3,267
31	Protective Life Corp.	1,176
104	W.R. Berkley Corp.	2,515
		28,391
	Internet & Catalog Retail — 0.7%
16	Amazon.com, Inc. (a)	1,203
43	Expedia, Inc. (a)	792
		1,995
	IT Services — 2.0%
59	Fidelity National Information Services, Inc.	2,172
128	Total System Services, Inc.	2,840
47	Western Union Co. (The)	1,152
		6,164
	Machinery — 2.2%
35	Dover Corp.	1,690
28	Harsco Corp.	1,502
15	Joy Global, Inc.	1,107
53	Kennametal, Inc.	1,732
30	Oshkosh Corp.	617
		6,648
	Media — 2.8%
83	AH Belo Corp., Class A (c) (m)	473
78	Belo Corp., Class A (c)	570
79	Cablevision Systems Corp., Class A (a)	1,790
72	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,286
40	Lamar Advertising Co., Class A (a) (c)	1,423
53	Omnicom Group, Inc.	2,388
1	Washington Post Co. (The), Class B	710
		8,640
	Multi-Utilities — 4.5%
239	CMS Energy Corp.	3,555
64	MDU Resources Group, Inc.	2,228
54	NSTAR	1,823
100	PG&E Corp.	3,961
105	Xcel Energy, Inc.	2,097
		13,664
	Oil, Gas & Consumable Fuels — 8.3%
67	CVR Energy, Inc. (a) (c)	1,284
36	Devon Energy Corp.	4,282
64	Kinder Morgan Management LLC (a)	3,433
36	Murphy Oil Corp.	3,559
34	Newfield Exploration Co. (a)	2,225
45	Penn Virginia Corp.	3,417
84	Teekay Corp., (Bahamas) (c)	3,804
80	Williams Cos., Inc.	3,233
		25,237

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 0.3%
45	Warner Chilcott Ltd., Class A (Bermuda) (a)	761
	Real Estate Investment Trusts (REITs) — 4.4%
82	Cousins Properties, Inc. (c)	1,897
78	Kimco Realty Corp.	2,689
23	PS Business Parks, Inc.	1,161
25	Public Storage	2,035
37	Rayonier, Inc.	1,590
26	Regency Centers Corp.	1,513
28	Vornado Realty Trust	2,475
		13,360
	Real Estate Management & Development — 1.4%
65	Brookfield Asset Management, Inc., Class A (Canada)	2,125
121	Brookfield Properties Corp., (Canada)	2,161
		4,286
	Software — 0.5%
77	Jack Henry & Associates, Inc. (c)	1,664
	Specialty Retail — 5.9%
42	Abercrombie & Fitch Co., Class A (m)	2,614
38	AutoZone, Inc. (a)	4,574
58	Sherwin-Williams Co. (The)	2,681
127	Staples, Inc.	3,024
72	Tiffany & Co.	2,932
65	TJX Cos., Inc.	2,042
		17,867
	Textiles, Apparel & Luxury Goods — 2.3%
79	Coach, Inc. (a)	2,273
8	Columbia Sportswear Co. (c)	298
43	Phillips-Van Heusen Corp.	1,578
40	V.F. Corp.	2,872
		7,021
	Thrifts & Mortgage Finance — 2.2%
31	Fannie Mae	595
71	FirstFed Financial Corp. (a) (c)	569
42	Freddie Mac	695
109	Hudson City Bancorp, Inc.	1,820
202	People’s United Financial, Inc.	3,147
		6,826
	Tobacco — 1.0%
42	Lorillard, Inc. (a)	2,919
	Water Utilities — 0.4%
58	American Water Works Co., Inc. (a)	1,291
	Wireless Telecommunication Services — 0.9%
36	Telephone & Data Systems, Inc.	1,596
19	U.S. Cellular Corp. (a)	1,086
		2,682
	Total Long-Term Investments (Cost $274,576)	298,531
Short-Term Investment — 0.2%
	Investment Company — 0.2%
649	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $649)	649

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 9.8%
	Certificate of Deposit — 0.8%
2,500	Calyon, New York, VAR, 2.15%, 03/15/10	2,469
	Corporate Notes — 8.9%
2,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	2,000
4,000	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10 (e)	3,986
4,000	General Electric Capital Corp., VAR, 2.15%, 03/12/10	3,920
1,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08	1,000
2,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08	2,000
2,000	Metropolitan Life Global Funding I, VAR, 2.48%, 08/21/08	2,000
3,000	Monumental Global Funding III, VAR, 2.69%, 05/24/10 (e)	2,948
3,000	Pricoa Global Funding I, VAR, 2.16%, 12/15/09	3,000
3,000	Unicredito Italiano Bank Ireland plc (Ireland), VAR, 2.48%, 08/08/08	3,000
3,000	Wachovia Bank N.A., VAR, 2.11%, 02/23/09	3,000
		26,854

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreement — 0.1%
263	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $263, collateralized by U.S. Government Agency Mortgages	263
	Total Investments of Cash Collateral for Securities on Loan (Cost $29,763)	29,586
	Total Investments — 108.4% (Cost $304,988)	328,766
	Liabilities in Excess of Other Assets — (8.4)%	(25,398)
	NET ASSETS — 100.0%	$303,368

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
	Common Stocks — 97.1%
	Aerospace & Defense — 2.2%
58	Precision Castparts Corp.	5,546
86	United Technologies Corp.	5,319
		10,865
	Auto Components — 2.1%
374	Gentex Corp.	5,399
102	WABCO Holdings, Inc.	4,725
		10,124
	Biotechnology — 3.9%
105	BioMarin Pharmaceutical, Inc. (a) (c)	3,043
121	Celgene Corp. (a)	7,716
154	Gilead Sciences, Inc. (a)	8,175
		18,934
	Capital Markets — 6.2%
321	Calamos Asset Management, Inc., Class A	5,468
168	Investment Technology Group, Inc. (a)	5,628
281	Och-Ziff Capital Management Group LLC, Class A	5,338
62	State Street Corp.	3,936
78	T. Rowe Price Group, Inc.	4,377
300	TD AMERITRADE Holding Corp. (a)	5,423
		30,170
	Chemicals — 3.4%
91	Monsanto Co.	11,481
154	Rockwood Holdings, Inc. (a)	5,349
		16,830
	Commercial Services & Supplies — 4.5%
193	Corrections Corp. of America (a)	5,302
58	FTI Consulting, Inc. (a)	3,936
97	Stericycle, Inc. (a)	5,005
235	Waste Connections, Inc. (a)	7,518
		21,761
	Communications Equipment — 5.5%
250	Cisco Systems, Inc. (a)	5,817
101	CommScope, Inc. (a)	5,340
150	Corning, Inc.	3,453
105	QUALCOMM, Inc.	4,677
66	Research In Motion Ltd., (Canada) (a)	7,727
		27,014
	Computers & Peripherals — 4.2%
88	Apple, Inc. (a)	14,776
129	Hewlett-Packard Co.	5,690
		20,466
	Construction & Engineering — 1.2%
91	Shaw Group, Inc. (The) (a)	5,641
	Distributors — 0.9%
241	LKQ Corp. (a) (c)	4,348
	Diversified Consumer Services — 0.4%
26	ITT Educational Services, Inc. (a)	2,173
	Diversified Financial Services — 3.9%
8	CME Group, Inc.	2,874
236	Interactive Brokers Group, Inc. (a) (c)	7,579
29	IntercontinentalExchange, Inc. (a)	3,329
149	MSCI, Inc., Class A (a)	5,400
		19,182
	Diversified Telecommunication Services — 1.7%
526	tw telecom, inc. (a) (c)	8,424
	Electrical Equipment — 3.6%
12	First Solar, Inc. (a)	3,137
65	General Cable Corp. (a)	3,977
156	Roper Industries, Inc.	10,264
		17,378
	Electronic Equipment & Instruments — 4.4%
250	Amphenol Corp., Class A	11,220
129	Dolby Laboratories, Inc., Class A (a)	5,215
130	Flir Systems, Inc. (a) (c)	5,254
		21,689
	Energy Equipment & Services — 5.0%
112	Cameron International Corp. (a)	6,183
101	Helmerich & Payne, Inc.	7,281
74	Oceaneering International, Inc. (a)	5,717
148	ShawCor Ltd., Class A (Canada) (c)	5,248
		24,429
	Gas Utilities — 1.6%
109	Questar Corp.	7,751
	Health Care Equipment & Supplies — 2.3%
153	Dentsply International, Inc.	5,645
253	Hologic, Inc. (a) (c)	5,516
		11,161
	Health Care Providers & Services — 2.1%
216	Gentiva Health Services, Inc. (a)	4,105
223	VCA Antech, Inc. (a)	6,181
		10,286
	Health Care Technology — 0.6%
70	Cerner Corp. (a) (c)	3,167

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 0.6%
92	WMS Industries, Inc. (a)	2,745
	Industrial Conglomerates — 1.1%
84	McDermott International, Inc. (a)	5,174
	Internet & Catalog Retail — 0.9%
63	Amazon.com, Inc. (a)	4,612
	Internet Software & Services — 2.7%
109	Akamai Technologies, Inc. (a)	3,775
18	Google, Inc., Class A (a)	9,475
		13,250
	IT Services — 2.3%
42	MasterCard, Inc., Class A	11,046
	Life Sciences Tools & Services — 3.1%
103	Icon plc ADR (Ireland) (a) (c)	7,771
85	Illumina, Inc. (a) (c)	7,370
		15,141
	Machinery — 3.1%
71	Bucyrus International, Inc.	5,155
50	Deere & Co.	3,621
123	Kaydon Corp. (c)	6,313
		15,089
	Media — 2.6%
147	John Wiley & Sons, Inc., Class A	6,610
194	Walt Disney Co. (The)	6,050
		12,660
	Metals & Mining — 0.8%
62	Century Aluminum Co. (a)	4,096
	Oil, Gas & Consumable Fuels — 3.4%
123	Forest Oil Corp. (a)	9,156
162	Southwestern Energy Co. (a)	7,703
		16,859
	Pharmaceuticals — 2.9%
163	Abbott Laboratories	8,608
119	Teva Pharmaceutical Industries Ltd. ADR (Israel)	5,450
		14,058
	Road & Rail — 1.9%
50	Burlington Northern Santa Fe Corp.	4,945
131	J.B. Hunt Transport Services, Inc.	4,356
		9,301
	Semiconductors & Semiconductor Equipment — 1.8%
90	MEMC Electronic Materials, Inc. (a)	5,520
186	NVIDIA Corp. (a)	3,486
		9,006
	Software — 5.8%
118	ANSYS, Inc. (a) (c)	5,546
76	Electronic Arts, Inc. (a)	3,363
366	Microsoft Corp.	10,072
169	Nuance Communications, Inc. (a) (c)	2,645
332	Oracle Corp. (a)	6,980
		28,606
	Specialty Retail — 3.8%
46	Best Buy Co., Inc.	1,833
259	Foot Locker, Inc.	3,222
163	J Crew Group, Inc. (a) (c)	5,377
70	Staples, Inc.	1,670
203	Urban Outfitters, Inc. (a)	6,341
		18,443
	Textiles, Apparel & Luxury Goods — 0.6%
255	Iconix Brand Group, Inc. (a) (c)	3,074
	Total Long-Term Investments (Cost $454,465)	474,953
Short-Term Investment — 3.4%
	Investment Company — 3.4%
16,914	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $16,914)	16,914

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 4.2%
	Corporate Notes — 0.3%
300	Alliance & Leicester plc, (United Kingdom), VAR, 2.47%, 09/05/08	300
250	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	250
300	CDC Financial Products, Inc., VAR, 2.65%, 07/07/08	300
300	Citigroup Global Markets, Inc., VAR, 2.80%, 07/07/08	300
		1,150
	Repurchase Agreements — 3.9%
4,000	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — Continued
4,334	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $4,335, collateralized by U.S. Government Agency Mortgages	4,334
3,500	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $3,500, collateralized by U.S. Government Agency Mortgages	3,500
4,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000
3,500	UBS Securities LLC, 2.65%, dated 06/30/08, due 07/01/08, repurchase price $3,500, collateralized by U.S. Government Agency Mortgages	3,500
		19,334
	Total Investments of Cash Collateral for Securities on Loan (Cost $20,484)	20,484
	Total Investments — 104.7% (Cost $491,863)	512,351
	Liabilities in Excess of Other Assets — (4.7)%	(23,189)
	NET ASSETS — 100.0%	$489,162

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.7%
	Common Stocks — 96.7%
	Aerospace & Defense — 1.5%
14	Alliant Techsystems, Inc. (a)	1,404
16	Precision Castparts Corp.	1,519
		2,923
	Auto Components — 1.9%
20	BorgWarner, Inc.	867
69	Gentex Corp.	1,000
38	WABCO Holdings, Inc.	1,768
		3,635
	Automobiles — 0.5%
25	Harley-Davidson, Inc.	914
	Beverages — 0.7%
16	Brown-Forman Corp., Class B	1,237
	Biotechnology — 1.0%
22	BioMarin Pharmaceutical, Inc. (a) (c)	641
19	Celgene Corp. (a)	1,203
		1,844
	Building Products — 0.5%
43	Owens Corning, Inc. (a)	976
	Capital Markets — 4.2%
18	Affiliated Managers Group, Inc. (a)	1,624
32	Investment Technology Group, Inc. (a)	1,083
20	Northern Trust Corp.	1,399
64	Och-Ziff Capital Management Group LLC, Class A	1,217
29	T. Rowe Price Group, Inc.	1,629
60	TD AMERITRADE Holding Corp. (a)	1,089
		8,041
	Chemicals — 2.8%
37	Albemarle Corp.	1,470
23	Ecolab, Inc.	1,000
20	PPG Industries, Inc.	1,165
29	Rockwood Holdings, Inc. (a)	1,018
11	Sigma-Aldrich Corp.	565
		5,218
	Commercial Banks — 2.2%
19	Cullen/Frost Bankers, Inc.	937
22	M&T Bank Corp.	1,580
113	Synovus Financial Corp.	989
25	Wilmington Trust Corp.	664
		4,170
	Commercial Services & Supplies — 3.2%
55	Corrections Corp. of America (a)	1,498
11	FTI Consulting, Inc. (a)	746
38	Republic Services, Inc.	1,128
23	Stericycle, Inc. (a)	1,192
50	Waste Connections, Inc. (a)	1,593
		6,157
	Communications Equipment — 1.4%
20	CommScope, Inc. (a)	1,039
17	Harris Corp.	866
35	Juniper Networks, Inc. (a)	770
		2,675
	Computers & Peripherals — 0.6%
19	NCR Corp. (a)	476
31	Seagate Technology, (Cayman Islands)	602
		1,078
	Construction & Engineering — 0.7%
22	Shaw Group, Inc. (The) (a)	1,344
	Construction Materials — 0.2%
7	Vulcan Materials Co.	424
	Containers & Packaging — 0.7%
30	Ball Corp.	1,408
	Distributors — 0.9%
43	Genuine Parts Co.	1,722
	Diversified Consumer Services — 0.4%
9	ITT Educational Services, Inc. (a) (c)	744
	Diversified Financial Services — 1.2%
41	Interactive Brokers Group, Inc. (a) (c)	1,324
8	IntercontinentalExchange, Inc. (a)	855
		2,179
	Diversified Telecommunication Services — 1.9%
26	CenturyTel, Inc.	908
120	tw telecom, inc. (a) (c)	1,930
61	Windstream Corp.	751
		3,589
	Electric Utilities — 1.8%
41	American Electric Power Co., Inc.	1,633
10	FirstEnergy Corp.	832
41	Westar Energy, Inc.	875
		3,340
	Electrical Equipment — 2.3%
12	AMETEK, Inc.	585
3	First Solar, Inc. (a)	928

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — Continued
15	General Cable Corp. (a)	905
30	Roper Industries, Inc. (c)	1,951
		4,369
	Electronic Equipment & Instruments — 3.8%
66	Amphenol Corp., Class A	2,956
45	Arrow Electronics, Inc. (a)	1,377
26	Dolby Laboratories, Inc., Class A (a)	1,054
32	Flir Systems, Inc. (a) (c)	1,301
16	Tyco Electronics Ltd., (Bermuda)	573
		7,261
	Energy Equipment & Services — 4.4%
27	Cameron International Corp. (a)	1,472
16	Exterran Holdings, Inc. (a) (c)	1,133
40	Helix Energy Solutions Group, Inc. (a)	1,674
23	Helmerich & Payne, Inc.	1,691
15	National Oilwell Varco, Inc. (a)	1,358
14	Oceaneering International, Inc. (a)	1,087
		8,415
	Food & Staples Retailing — 1.4%
41	Safeway, Inc.	1,170
35	SUPERVALU, Inc.	1,075
20	Whole Foods Market, Inc. (c)	465
		2,710
	Food Products — 0.7%
18	Dean Foods Co. (a)	351
12	Wm. Wrigley, Jr., Co.	906
		1,257
	Gas Utilities — 3.4%
20	Energen Corp.	1,568
4	Equitable Resources, Inc.	276
21	ONEOK, Inc.	1,016
42	Questar Corp.	3,013
20	UGI Corp.	563
		6,436
	Health Care Equipment & Supplies — 2.1%
9	Becton, Dickinson & Co.	748
31	Dentsply International, Inc.	1,147
52	Hologic, Inc. (a) (c)	1,126
20	IDEXX Laboratories, Inc. (a)	980
		4,001
	Health Care Providers & Services — 3.8%
36	Community Health Systems, Inc. (a)	1,181
58	Coventry Health Care, Inc. (a)	1,778
22	DaVita, Inc. (a)	1,162
16	Humana, Inc. (a)	640
30	Lincare Holdings, Inc. (a)	840
57	VCA Antech, Inc. (a)	1,595
		7,196
	Health Care Technology — 0.6%
25	Cerner Corp. (a) (c)	1,111
	Hotels, Restaurants & Leisure — 1.5%
36	Burger King Holdings, Inc.	956
32	Marriott International, Inc., Class A	842
11	Panera Bread Co., Class A (a)	514
19	WMS Industries, Inc. (a) (c)	557
		2,869
	Household Durables — 1.0%
26	Fortune Brands, Inc.	1,641
19	Jarden Corp. (a)	343
		1,984
	Household Products — 0.4%
15	Clorox Co.	778
	Industrial Conglomerates — 1.1%
30	Carlisle Cos., Inc.	870
18	McDermott International, Inc. (a)	1,123
		1,993
	Insurance — 5.5%
29	Assurant, Inc.	1,919
48	Cincinnati Financial Corp.	1,213
18	Everest Re Group Ltd., (Bermuda)	1,451
129	Old Republic International Corp.	1,522
53	OneBeacon Insurance Group Ltd.	935
31	Philadelphia Consolidated Holding Co. (a)	1,040
22	Principal Financial Group, Inc.	928
60	W.R. Berkley Corp.	1,442
		10,450
	Internet Software & Services — 0.4%
21	Akamai Technologies, Inc. (a)	738
	IT Services — 2.7%
31	Genpact Ltd., (Bermuda) (a) (c)	463
10	MasterCard, Inc., Class A	2,552
41	Total System Services, Inc.	908

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — Continued
36	VeriFone Holdings, Inc. (a) (c)	432
33	Western Union Co. (The)	818
		5,173
	Life Sciences Tools & Services — 1.5%
15	Covance, Inc. (a)	1,310
18	Illumina, Inc. (a) (c)	1,550
		2,860
	Machinery — 3.4%
14	AGCO Corp. (a)	728
14	Bucyrus International, Inc.	1,016
14	Cummins, Inc.	892
25	Dover Corp.	1,224
25	Kaydon Corp. (c)	1,292
20	Oshkosh Corp.	418
21	Pall Corp.	851
		6,421
	Media — 2.9%
39	Cablevision Systems Corp., Class A (a)	888
30	Clear Channel Outdoor Holdings, Inc., Class A (a)	527
29	John Wiley & Sons, Inc., Class A	1,310
12	Lamar Advertising Co., Class A (a)	422
10	Morningstar, Inc. (a) (c)	703
18	Omnicom Group, Inc.	799
1	Washington Post Co. (The), Class B	787
		5,436
	Metals & Mining — 0.5%
15	Century Aluminum Co. (a) (c)	1,025
	Multi-Utilities — 2.0%
88	CMS Energy Corp.	1,313
37	PG&E Corp.	1,460
53	Xcel Energy, Inc.	1,056
		3,829
	Oil, Gas & Consumable Fuels — 6.6%
25	Cabot Oil & Gas Corp.	1,675
24	CVR Energy, Inc. (a)	466
9	Devon Energy Corp.	1,129
29	Forest Oil Corp. (a)	2,128
15	Kinder Morgan Management LLC (a)	832
12	Peabody Energy Corp.	1,013
33	Southwestern Energy Co. (a)	1,565
32	Teekay Corp., (Bahamas)	1,437
55	Williams Cos., Inc.	2,197
		12,442
	Pharmaceuticals — 0.7%
9	Shire plc ADR (United Kingdom) (c)	436
51	Warner Chilcott Ltd., Class A (Bermuda) (a)	868
		1,304
	Real Estate Investment Trusts (REITs) — 2.3%
16	Kimco Realty Corp.	545
11	Plum Creek Timber Co., Inc.	449
15	Public Storage	1,220
21	Rayonier, Inc.	872
4	Regency Centers Corp.	248
12	Vornado Realty Trust	1,065
		4,399
	Real Estate Management & Development — 0.6%
60	Brookfield Properties Corp., (Canada)	1,075
	Road & Rail — 1.1%
31	J.B. Hunt Transport Services, Inc. (c)	1,044
16	Norfolk Southern Corp.	1,009
		2,053
	Semiconductors & Semiconductor Equipment — 1.9%
33	Broadcom Corp., Class A (a)	912
19	KLA-Tencor Corp.	790
17	MEMC Electronic Materials, Inc. (a)	1,063
48	NVIDIA Corp. (a)	891
		3,656
	Software — 2.3%
34	Amdocs Ltd., (United Kingdom) (a) (c)	993
25	ANSYS, Inc. (a) (c)	1,166
19	Electronic Arts, Inc. (a)	826
37	Jack Henry & Associates, Inc.	792
32	Nuance Communications, Inc. (a) (c)	505
		4,282
	Specialty Retail — 4.6%
25	AutoNation, Inc. (a)	252
14	AutoZone, Inc. (a)	1,658
9	Best Buy Co., Inc.	354
50	Foot Locker, Inc.	627
31	J Crew Group, Inc. (a) (c)	1,039
10	Sherwin-Williams Co. (The)	468
58	Staples, Inc.	1,366
24	Tiffany & Co.	962
28	TJX Cos., Inc.	884
39	Urban Outfitters, Inc. (a)	1,204
		8,814

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 0.9%
7	Columbia Sportswear Co.	261
21	V.F. Corp.	1,488
		1,749
	Thrifts & Mortgage Finance — 0.6%
73	People’s United Financial, Inc.	1,140
	Tobacco — 0.5%
13	Lorillard, Inc. (a)	864
	Water Utilities — 0.2%
18	American Water Works Co., Inc. (a)	399
	Wireless Telecommunication Services — 0.7%
30	Telephone & Data Systems, Inc.	1,305
	Total Long-Term Investments (Cost $159,827)	183,412
Short-Term Investment — 3.6%
	Investment Company — 3.6%
6,781	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $6,781)	6,781

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 8.5%
	Corporate Notes — 1.2%
1,000	Alliance & Leicester PLC, (United Kingdom), VAR, 2.47%, 09/05/08	1,000
500	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	500
750	CDC Financial Products, Inc., VAR, 2.65%, 07/07/08	750
		2,250
	Repurchase Agreements — 7.3%
2,000	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
2,768	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $2,768, collateralized by U.S. Government Agency Mortgages	2,768
2,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
3,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $3,000, collateralized by U.S. Government Agency Mortgages	3,000
2,000	UBS Securities LLC, 2.65%, dated 06/30/08, due 07/01/08, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000

		13,768
	Total Investments of Cash Collateral for Securities on Loan (Cost $16,018)	16,018
	Total Investments — 108.8% (Cost $182,626)	206,211
	Liabilities in Excess of Other Assets — (8.8)%	(16,622)
	NET ASSETS — 100.0%	$189,589

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
	Common Stocks — 98.1%
	Aerospace & Defense — 2.0%
867	Alliant Techsystems, Inc. (a)	88,130
294	Precision Castparts Corp.	28,354
		116,484
	Auto Components — 0.9%
1,129	WABCO Holdings, Inc.	52,430
	Beverages — 1.3%
1,030	Brown-Forman Corp., Class B	77,802
	Building Products — 1.1%
2,702	Owens Corning, Inc. (a)	61,471
	Capital Markets — 2.3%
591	Affiliated Managers Group, Inc. (a)	53,266
469	Northern Trust Corp.	32,160
826	T. Rowe Price Group, Inc. (c)	46,627
		132,053
	Chemicals — 3.4%
2,318	Albemarle Corp. (c)	92,501
1,278	PPG Industries, Inc.	73,313
660	Sigma-Aldrich Corp.	35,547
		201,361
	Commercial Banks — 4.8%
1,379	Cullen/Frost Bankers, Inc.	68,723
1,410	M&T Bank Corp. (c)	99,433
7,132	Synovus Financial Corp. (c)	62,262
1,846	Wilmington Trust Corp. (c)	48,806
		279,224
	Commercial Services & Supplies — 1.2%
2,394	Republic Services, Inc.	71,106
	Computers & Peripherals — 0.5%
1,192	NCR Corp. (a)	30,036
	Construction Materials — 0.5%
445	Vulcan Materials Co. (c)	26,626
	Containers & Packaging — 1.5%
1,857	Ball Corp.	88,647
	Distributors — 1.9%
2,733	Genuine Parts Co.	108,461
	Diversified Telecommunication Services — 1.8%
1,606	CenturyTel, Inc.	57,157
3,833	Windstream Corp.	47,297
		104,454
	Electric Utilities — 3.6%
2,555	American Electric Power Co., Inc.	102,772
658	FirstEnergy Corp.	54,140
2,560	Westar Energy, Inc.	55,070
		211,982
	Electrical Equipment — 0.6%
781	AMETEK, Inc.	36,855
	Electronic Equipment & Instruments — 2.7%
762	Amphenol Corp., Class A	34,185
2,821	Arrow Electronics, Inc. (a)	86,671
1,009	Tyco Electronics Ltd., (Bermuda)	36,135
		156,991
	Energy Equipment & Services — 1.8%
2,533	Helix Energy Solutions Group, Inc. (a) (c)	105,470
	Food & Staples Retailing — 2.4%
2,578	Safeway, Inc.	73,607
2,190	SUPERVALU, Inc.	67,634
		141,241
	Food Products — 0.4%
1,129	Dean Foods Co. (a)	22,147
	Gas Utilities — 5.2%
1,267	Energen Corp.	98,872
254	Equitable Resources, Inc.	17,514
1,307	ONEOK, Inc.	63,826
1,244	Questar Corp.	88,345
1,270	UGI Corp.	36,460
		305,017
	Health Care Equipment & Supplies — 0.8%
577	Becton, Dickinson & Co.	46,878
	Health Care Providers & Services — 4.0%
2,254	Community Health Systems, Inc. (a)	74,335
2,550	Coventry Health Care, Inc. (a)	77,571
1,862	Lincare Holdings, Inc. (a)	52,889
963	VCA Antech, Inc. (a) (c)	26,747
		231,542
	Hotels, Restaurants & Leisure — 1.9%
2,247	Burger King Holdings, Inc. (c)	60,208
2,023	Marriott International, Inc., Class A	53,083
		113,291
	Household Durables — 2.1%
1,656	Fortune Brands, Inc.	103,357
1,181	Jarden Corp. (a)	21,536
		124,893

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 0.8%
935	Clorox Co.	48,828
	Industrial Conglomerates — 0.9%
1,887	Carlisle Cos., Inc. (c)	54,717
	Insurance — 10.1%
1,831	Assurant, Inc.	120,779
3,005	Cincinnati Financial Corp.	76,332
1,144	Everest Re Group Ltd., (Bermuda)	91,148
8,089	Old Republic International Corp.	95,770
3,347	OneBeacon Insurance Group Ltd. (c)	58,802
1,390	Principal Financial Group, Inc.	58,334
3,733	W.R. Berkley Corp.	90,177
		591,342
	IT Services — 1.9%
2,571	Total System Services, Inc.	57,128
2,143	Western Union Co. (The)	52,982
		110,110
	Machinery — 1.8%
1,596	Dover Corp.	77,218
1,269	Oshkosh Corp. (c)	26,262
		103,480
	Media — 3.7%
2,476	Cablevision Systems Corp., Class A (a)	55,948
1,862	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	33,200
738	Lamar Advertising Co., Class A (a) (c)	26,572
1,119	Omnicom Group, Inc.	50,216
83	Washington Post Co. (The), Class B	48,942
		214,878
	Multi-Utilities — 4.1%
5,545	CMS Energy Corp. (c)	82,613
2,316	PG&E Corp.	91,914
3,312	Xcel Energy, Inc. (c)	66,468
		240,995
	Oil, Gas & Consumable Fuels — 6.5%
1,526	CVR Energy, Inc. (a) (c)	29,374
590	Devon Energy Corp.	70,846
972	Kinder Morgan Management LLC (a) (c)	52,324
2,001	Teekay Corp., (Bahamas) (c)	90,419
3,430	Williams Cos., Inc.	138,267
		381,230
	Pharmaceuticals — 1.0%
3,338	Warner Chilcott Ltd., (Bermuda), Class A (a) (c)	56,581
	Real Estate Investment Trusts (REITs) — 4.7%
992	Kimco Realty Corp.	34,254
660	Plum Creek Timber Co., Inc.	28,197
948	Public Storage	76,618
1,292	Rayonier, Inc.	54,875
266	Regency Centers Corp.	15,720
759	Vornado Realty Trust	66,792
		276,456
	Real Estate Management & Development — 1.2%
3,807	Brookfield Properties Corp., (Canada)	67,724
	Software — 0.9%
2,301	Jack Henry & Associates, Inc.	49,794
	Specialty Retail — 6.0%
1,583	AutoNation, Inc. (a) (c)	15,863
862	AutoZone, Inc. (a)	104,353
639	Sherwin-Williams Co. (The)	29,354
3,619	Staples, Inc.	85,958
1,487	Tiffany & Co. (c)	60,612
1,767	TJX Cos., Inc.	55,595
		351,735
	Textiles, Apparel & Luxury Goods — 1.9%
445	Columbia Sportswear Co. (c)	16,361
1,316	V.F. Corp.	93,666
		110,027
	Thrifts & Mortgage Finance — 1.2%
4,603	People’s United Financial, Inc.	71,810
	Tobacco — 0.9%
785	Lorillard, Inc. (a)	54,256
	Water Utilities — 0.4%
1,113	American Water Works Co., Inc. (a)	24,691
	Wireless Telecommunication Services — 1.4%
1,864	Telephone & Data Systems, Inc.	82,207
	Total Long-Term Investments (Cost $5,468,296)	5,737,323
Short-Term Investment — 1.6%
	Investment Company — 1.6%
94,572	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $94,572)	94,572

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.4%
	Corporate Notes — 3.0%
1,000	Alliance & Leicester plc (United Kingdom), VAR, 2.47%, 09/05/08	1,000
1,000	Alliance & Leicester plc (United Kingdom), VAR, 2.47%, 09/05/08	1,000
10,000	American Express Centurion Bank, VAR, 2.89%, 09/17/08	9,996
15,000	Anglo Irish Bank Corp. plc (Ireland), VAR, 2.49%, 09/05/08	15,000
15,000	ANZ National Bank Ltd., (New Zealand), VAR, 2.92%, 04/09/09 (e)	14,991
16,050	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	16,050
10,000	BCP Finance Bank Ltd., (Cayman Islands), VAR, 2.52%, 09/02/08	10,000
2,500	Beta Finance, Inc., VAR, 2.13%, 02/20/09 (e) (i) (s)	2,469
5,000	First Tennessee Bank N.A., VAR, 2.50%, 08/15/08	5,000
17,000	General Electric Capital Corp., VAR, 2.82%, 12/12/08	16,987
9,000	Metropolitan Life Global Funding I, VAR, 2.48%, 08/21/08	9,000
5,000	Metropolitan Life Global Funding I, VAR, 2.96%, 02/09/09 (e)	5,000
15,000	National Australia Bank Ltd., (Australia), VAR, 2.88%, 04/06/09 (e)	14,992
15,000	National Rural Utilities Cooperative Finance Corp., VAR, 2.47%, 09/04/08	15,000
11,000	PACCAR Financial Corp., VAR, 2.68%, 09/02/08	10,996
5,000	Pricoa Global Funding I, VAR, 2.48%, 08/27/08 (e)	5,000
15,000	Svenska HandelsBanken AB, (Sweden), VAR, 2.94%, 02/06/09 (e)	15,000
10,000	Wachovia Bank N.A., VAR, 2.11%, 02/23/09	10,000
		177,481
	Repurchase Agreements — 0.4%
5,015	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $5,015, collateralized by U.S. Government Agency Mortgages	5,015
15,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $15,001, collateralized by U.S. Government Agency Mortgages	15,000
		20,015
	Total Investments of Cash Collateral for Securities on Loan (Cost $197,544)	197,496
	Total Investments — 103.1% (Cost $5,760,412)	6,029,391
	Liabilities in Excess of Other Assets — (3.1)%	(182,367)
	NET ASSETS — 100.0%	$5,847,024

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 93.9%
Long-Term Investments — 90.6%
	Common Stocks — 90.6%
	Aerospace & Defense — 2.2%
45	Boeing Co.	2,986
55	Esterline Technologies Corp. (a)	2,686
40	General Dynamics Corp.	3,395
63	Goodrich Corp.	2,974
34	L-3 Communications Holdings, Inc.	3,070
35	Lockheed Martin Corp.	3,457
66	Raytheon Co.	3,691
68	TransDigm Group, Inc. (a)	2,293
		24,552
	Air Freight & Logistics — 0.1%
24	Atlas Air Worldwide Holdings, Inc. (a)	1,169
	Airlines — 0.2%
66	SkyWest, Inc.	833
53	Southwest Airlines Co.	686
197	UAL Corp.	1,028
		2,547
	Auto Components — 0.7%
56	Autoliv, Inc., (Sweden)	2,599
79	Goodyear Tire & Rubber Co. (The) (a)	1,405
155	Lear Corp. (a)	2,193
117	TRW Automotive Holdings Corp. (a)	2,154
		8,351
	Automobiles — 0.3%
460	Ford Motor Co. (a)	2,211
38	Thor Industries, Inc.	801
		3,012
	Beverages — 0.4%
15	Brown-Forman Corp., Class B	1,133
125	Pepsi Bottling Group, Inc.	3,490
		4,623
	Biotechnology — 1.1%
101	Alkermes, Inc. (a)	1,254
61	Amgen, Inc. (a)	2,899
26	Biogen Idec, Inc. (a)	1,455
58	Cubist Pharmaceuticals, Inc. (a)	1,034
5	Martek Biosciences Corp. (a)	170
188	Medarex, Inc. (a)	1,241
126	PDL BioPharma, Inc.	1,337
36	United Therapeutics Corp. (a)	3,492
		12,882
	Building Products — 0.3%
62	Armstrong World Industries, Inc.	1,803
44	Lennox International, Inc.	1,280
		3,083
	Capital Markets — 0.8%
143	Allied Capital Corp.	1,982
194	GLG Partners, Inc.	1,509
77	Knight Capital Group, Inc., Class A (a)	1,387
20	Northern Trust Corp.	1,379
39	State Street Corp.	2,465
		8,722
	Chemicals — 3.3%
83	Celanese Corp., Class A	3,795
19	CF Industries Holdings, Inc.	2,965
49	Dow Chemical Co. (The)	1,700
144	H.B. Fuller Co.	3,226
154	Hercules, Inc.	2,599
54	Lubrizol Corp.	2,512
38	Minerals Technologies, Inc.	2,426
21	Monsanto Co.	2,656
198	Olin Corp.	5,177
72	OM Group, Inc. (a)	2,346
78	Rockwood Holdings, Inc. (a)	2,703
99	Terra Industries, Inc.	4,875
		36,980
	Commercial Banks — 2.2%
53	Bank of Hawaii Corp.	2,530
75	BB&T Corp.	1,715
250	Colonial BancGroup, Inc. (The)	1,105
40	Commerce Bancshares, Inc.	1,569
155	FirstMerit Corp.	2,524
78	Huntington Bancshares, Inc.	452
27	M&T Bank Corp.	1,893
147	Old National Bancorp	2,092
175	Regions Financial Corp.	1,904
86	SVB Financial Group (a)	4,136
73	Trustmark Corp.	1,294
88	Wells Fargo & Co.	2,086
44	Whitney Holding Corp.	810
		24,110
	Commercial Services & Supplies — 2.3%
279	Allied Waste Industries, Inc. (a)	3,521
29	Brink’s Co. (The)	1,888
16	Copart, Inc. (a)	697

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Services & Supplies — Continued
108	Herman Miller, Inc.	2,683
29	HNI Corp.	517
158	IKON Office Solutions, Inc.	1,783
59	Manpower, Inc.	3,413
143	MPS Group, Inc. (a)	1,523
90	R.R. Donnelley & Sons Co.	2,670
73	United Stationers, Inc. (a)	2,702
76	Watson Wyatt Worldwide, Inc., Class A	4,007
		25,404
	Communications Equipment — 2.0%
180	ADC Telecommunications, Inc. (a)	2,666
109	Avocent Corp. (a)	2,020
123	Ciena Corp. (a)	2,859
155	Emulex Corp. (a)	1,810
164	Infinera Corp. (a)	1,448
110	Juniper Networks, Inc. (a)	2,446
424	Nortel Networks Corp., (Canada) (a)	3,481
110	Plantronics, Inc.	2,445
632	Tellabs, Inc. (a)	2,939
		22,114
	Computers & Peripherals — 1.8%
64	Hewlett-Packard Co.	2,833
102	Lexmark International, Inc., Class A (a)	3,410
149	NCR Corp. (a)	3,753
179	QLogic Corp. (a)	2,607
182	Seagate Technology, (Cayman Islands)	3,476
104	Western Digital Corp. (a)	3,596
		19,675
	Construction & Engineering — 1.9%
155	EMCOR Group, Inc. (a)	4,434
20	Fluor Corp.	3,759
89	Granite Construction, Inc.	2,809
96	KBR, Inc.	3,364
93	Perini Corp. (a)	3,069
54	Shaw Group, Inc. (The) (a)	3,332
		20,767
	Consumer Finance — 0.6%
46	Capital One Financial Corp.	1,745
65	Cash America International, Inc.	2,010
202	Discover Financial Services	2,654
		6,409
	Containers & Packaging — 1.1%
41	Ball Corp.	1,953
25	Bemis Co., Inc.	553
67	Owens-Illinois, Inc. (a)	2,810
131	Rock-Tenn Co., Class A	3,920
84	Sonoco Products Co.	2,590
		11,826
	Diversified Consumer Services — 0.4%
48	DeVry, Inc.	2,586
46	Weight Watchers International, Inc.	1,636
		4,222
	Diversified Financial Services — 0.5%
212	CIT Group, Inc.	1,444
115	Interactive Brokers Group, Inc. (a)	3,680
		5,124
	Diversified Telecommunication Services — 0.8%
76	CenturyTel, Inc.	2,716
385	Cincinnati Bell, Inc. (a)	1,531
158	Cogent Communications Group, Inc. (a)	2,113
60	Embarq Corp.	2,838
		9,198
	Electric Utilities — 1.6%
64	DPL, Inc.	1,697
229	Duke Energy Corp.	3,976
69	Edison International	3,568
49	Hawaiian Electric Industries, Inc.	1,219
137	Pepco Holdings, Inc.	3,519
52	Pinnacle West Capital Corp.	1,605
122	Portland General Electric Co.	2,753
		18,337
	Electrical Equipment — 1.5%
86	Acuity Brands, Inc.	4,128
48	Belden, Inc.	1,623
10	First Solar, Inc. (a)	2,843
95	GrafTech International Ltd. (a)	2,548
85	Hubbell, Inc., Class B	3,378
64	Regal-Beloit Corp.	2,705
		17,225
	Electronic Equipment & Instruments — 1.9%
82	Arrow Electronics, Inc. (a)	2,516
119	Avnet, Inc. (a)	3,236

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Electronic Equipment & Instruments — Continued
165	Benchmark Electronics, Inc. (a)	2,697
367	Celestica, Inc., (Canada) (a)	3,090
27	Flextronics International Ltd., (Singapore) (a)	257
185	Flextronics International Ltd. (a)	1,744
203	Jabil Circuit, Inc.	3,332
1,159	Sanmina-SCI Corp. (a)	1,484
92	Tech Data Corp. (a)	3,132
		21,488
	Energy Equipment & Services — 5.0%
28	Atwood Oceanics, Inc. (a)	3,531
100	Complete Production Services, Inc. (a)	3,657
67	ENSCO International, Inc.	5,391
45	FMC Technologies, Inc. (a)	3,436
538	Grey Wolf, Inc. (a)	4,857
53	National Oilwell Varco, Inc. (a)	4,720
75	Noble Corp.	4,891
83	Oil States International, Inc. (a)	5,248
78	Pride International, Inc. (a)	3,710
66	Rowan Cos., Inc.	3,076
83	Superior Energy Services, Inc. (a)	4,573
58	Tidewater, Inc.	3,776
62	Unit Corp. (a)	5,151
		56,017
	Food & Staples Retailing — 0.5%
47	BJ’s Wholesale Club, Inc. (a)	1,810
98	Casey’s General Stores, Inc.	2,270
67	SUPERVALU, Inc.	2,062
		6,142
	Food Products — 1.7%
85	Archer-Daniels-Midland Co.	2,860
16	Bunge Ltd.	1,762
88	ConAgra Foods, Inc.	1,689
34	Corn Products International, Inc.	1,667
151	Darling International, Inc. (a)	2,491
294	Del Monte Foods Co.	2,089
148	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	3,487
54	JM Smucker Co. (The)	2,184
52	Sara Lee Corp.	638
		18,867
	Gas Utilities — 0.4%
14	Atmos Energy Corp.	381
14	ONEOK, Inc.	698
68	UGI Corp.	1,938
28	WGL Holdings, Inc.	973
		3,990
	Health Care Equipment & Supplies — 1.9%
295	Boston Scientific Corp. (a)	3,620
60	Edwards Lifesciences Corp (a)	3,719
37	Gen-Probe, Inc. (a)	1,735
16	Intuitive Surgical, Inc. (a)	4,409
76	Kinetic Concepts, Inc. (a)	3,039
37	STERIS Corp.	1,063
72	Varian Medical Systems, Inc. (a)	3,741
		21,326
	Health Care Providers & Services — 3.3%
135	AMERIGROUP Corp. (a)	2,806
79	AmerisourceBergen Corp.	3,169
66	Cigna Corp.	2,323
40	Express Scripts, Inc. (a)	2,502
81	Health Net, Inc. (a)	1,959
58	HealthExtras, Inc. (a)	1,754
8	Healthspring, Inc. (a)	143
44	Kindred Healthcare, Inc. (a)	1,251
106	LifePoint Hospitals, Inc. (a)	3,003
122	Lincare Holdings, Inc. (a)	3,478
22	Medco Health Solutions, Inc. (a)	1,056
43	Omnicare, Inc.	1,119
58	Owens & Minor, Inc.	2,650
64	Psychiatric Solutions, Inc. (a)	2,415
401	Tenet Healthcare Corp. (a)	2,232
33	Universal Health Services, Inc., Class B	2,088
89	WellCare Health Plans, Inc. (a)	3,228
		37,176
	Hotels, Restaurants & Leisure — 2.1%
78	Bally Technologies, Inc. (a)	2,653
103	Bob Evans Farms, Inc.	2,946
23	Boyd Gaming Corp.	289
60	Carnival Corp.	1,978
70	Choice Hotels International, Inc.	1,848
96	Darden Restaurants, Inc.	3,070
38	International Speedway Corp., Class A	1,479
130	Jack in the Box, Inc. (a)	2,922
68	McDonald’s Corp.	3,796

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Hotels, Restaurants & Leisure — Continued
78	Royal Caribbean Cruises Ltd.	1,742
39	Wyndham Worldwide Corp.	692
		23,415
	Household Durables — 1.7%
168	American Greetings Corp., Class A	2,078
49	Black & Decker Corp.	2,796
8	Garmin Ltd., (Cayman Islands)	350
124	Jarden Corp. (a)	2,257
168	Leggett & Platt, Inc.	2,814
7	NVR, Inc. (a)	3,263
217	Tempur-Pedic International, Inc.	1,691
71	Tupperware Brands Corp.	2,442
30	Whirlpool Corp.	1,854
		19,545
	Independent Power Producers & Energy Traders — 0.4%
161	AES Corp. (The) (a)	3,084
89	Reliant Energy, Inc. (a)	1,903
		4,987
	Industrial Conglomerates — 0.8%
33	McDermott International, Inc. (a)	2,020
75	Textron, Inc.	3,613
84	Tyco International Ltd., (Bermuda)	3,379
		9,012
	Insurance — 5.2%
46	ACE Ltd., (Bermuda)	2,516
44	Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,743
132	American Financial Group, Inc.	3,531
52	Arch Capital Group Ltd., (Bermuda) (a)	3,470
127	Aspen Insurance Holdings Ltd., (Bermuda)	3,003
50	Assurant, Inc.	3,323
51	Chubb Corp. (The)	2,493
21	CNA Financial Corp.	521
101	Endurance Specialty Holdings Ltd., (Bermuda)	3,117
40	Hartford Financial Services Group, Inc.	2,571
105	IPC Holdings Ltd., (Bermuda)	2,783
110	Max Capital Group Ltd., (Bermuda)	2,339
66	MetLife, Inc.	3,475
185	Montpelier Re Holdings Ltd., (Bermuda)	2,736
113	National Financial Partners Corp.	2,233
44	PartnerRe Ltd., (Bermuda)	3,056
109	Platinum Underwriters Holdings Ltd., (Bermuda)	3,563
64	RenaissanceRe Holdings Ltd., (Bermuda)	2,864
34	StanCorp Financial Group, Inc.	1,614
51	Travelers Cos., Inc. (The)	2,229
58	Unum Group	1,191
56	W.R. Berkley Corp.	1,362
108	XL Capital Ltd., Class A, (Bermuda)	2,213
		57,946
	Internet & Catalog Retail — 1.1%
26	Amazon.com, Inc. (a)	1,939
129	Expedia, Inc. (a)	2,375
114	IAC/InterActive Corp. (a)	2,202
97	Netflix, Inc. (a)	2,519
29	priceline.com, Inc. (a)	3,362
		12,397
	Internet Software & Services — 0.3%
54	Sohu.com, Inc., (China) (a)	3,791
	IT Services — 1.8%
108	Accenture Ltd., Class A, (Bermuda)	4,389
18	Alliance Data Systems Corp. (a)	1,012
75	Automatic Data Processing, Inc.	3,126
78	Computer Sciences Corp. (a)	3,648
56	Fiserv, Inc. (a)	2,539
87	Hewitt Associates, Inc., Class A (a)	3,335
69	Paychex, Inc.	2,160
		20,209
	Leisure Equipment & Products — 0.8%
130	Brunswick Corp.	1,377
116	Hasbro, Inc.	4,131
86	Polaris Industries, Inc.	3,472
		8,980
	Life Sciences Tools & Services — 0.8%
73	Applera Corp. - Applied Biosystems Group	2,429
85	Bruker Corp. (a)	1,094
83	Invitrogen Corp. (a)	3,260
23	Thermo Fisher Scientific, Inc. (a)	1,277
12	Waters Corp. (a)	792
		8,852
	Machinery — 3.4%
60	Actuant Corp., Class A	1,895
65	AGCO Corp. (a)	3,415
49	Chart Industries, Inc. (a)	2,376
80	Crane Co.	3,086

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Machinery — Continued
50	Cummins, Inc.	3,278
31	Dover Corp.	1,515
87	Gardner Denver, Inc. (a)	4,928
72	Ingersoll-Rand Co. Ltd., Class A, (Bermuda)	2,704
87	Oshkosh Corp.	1,799
35	Parker Hannifin Corp.	2,502
89	Robbins & Myers, Inc.	4,448
19	SPX Corp.	2,493
44	Terex Corp. (a)	2,248
54	Toro Co.	1,810
		38,497
	Marine — 0.6%
26	Alexander & Baldwin, Inc.	1,187
40	Genco Shipping & Trading Ltd.	2,609
62	Kirby Corp. (a)	2,995
		6,791
	Media — 2.0%
80	CBS Corp., Class B	1,567
129	DreamWorks Animation SKG, Inc., Class A (a)	3,836
33	E.W. Scripps Co., Class A	1,360
91	Liberty Global, Inc., Class A (a)	2,875
126	Liberty Media Corp. — Capital, Class A (a)	1,821
69	Meredith Corp.	1,939
85	Omnicom Group, Inc.	3,797
45	Regal Entertainment Group, Class A	686
109	Scholastic Corp. (a)	3,136
29	Viacom, Inc., Class B (a)	881
		21,898
	Metals & Mining — 2.3%
55	AK Steel Holding Corp.	3,806
54	Carpenter Technology Corp.	2,346
35	Freeport-McMoRan Copper & Gold, Inc.	4,120
24	Nucor Corp.	1,818
59	Reliance Steel & Aluminum Co.	4,541
15	Schnitzer Steel Industries, Inc.	1,754
92	Steel Dynamics, Inc.	3,600
168	Worthington Industries, Inc.	3,454
		25,439
	Multiline Retail — 0.7%
132	Big Lots, Inc. (a)	4,109
39	Dollar Tree, Inc. (a)	1,284
83	Family Dollar Stores, Inc.	1,651
62	Macy’s, Inc.	1,203
		8,247
	Multi-Utilities — 2.1%
214	CenterPoint Energy, Inc.	3,441
235	CMS Energy Corp.	3,497
36	Dominion Resources, Inc.	1,712
39	DTE Energy Co.	1,662
62	Integrys Energy Group, Inc.	3,164
105	MDU Resources Group, Inc.	3,654
67	OGE Energy Corp.	2,120
17	PG&E Corp.	686
84	SCANA Corp.	3,106
		23,042
	Oil, Gas & Consumable Fuels — 6.0%
25	Apache Corp.	3,499
24	Carrizo Oil & Gas, Inc. (a)	1,622
50	Comstock Resources, Inc. (a)	4,253
42	ConocoPhillips	3,960
5	Continental Resources, Inc. (a)	357
28	CVR Energy, Inc. (a)	546
49	Denbury Resources, Inc. (a)	1,771
12	Devon Energy Corp.	1,489
158	El Paso Corp.	3,440
44	Frontline Ltd., (Bermuda)	3,047
19	Holly Corp.	684
58	Mariner Energy, Inc. (a)	2,156
44	Massey Energy Co.	4,144
56	McMoRan Exploration Co. (a)	1,528
17	Murphy Oil Corp.	1,713
34	Noble Energy, Inc.	3,414
43	Occidental Petroleum Corp.	3,846
40	Overseas Shipholding Group, Inc.	3,170
22	Plains Exploration & Production Co. (a)	1,606
57	Southwestern Energy Co. (a)	2,734
54	Stone Energy Corp. (a)	3,535
78	Swift Energy Co. (a)	5,135
55	Valero Energy Corp.	2,246
66	W&T Offshore, Inc.	3,862
6	Whiting Petroleum Corp. (a)	675
58	Williams Cos., Inc.	2,354
		66,786
	Paper & Forest Products — 0.1%
267	Domtar Corp., (Canada) (a)	1,453

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Personal Products — 0.8%
146	Alberto-Culver Co.	3,843
15	Chattem, Inc. (a)	953
100	Herbalife Ltd., (Cayman Islands)	3,878
		8,674
	Pharmaceuticals — 2.7%
209	Biovail Corp., (Canada)	2,020
164	Bristol-Myers Squibb Co.	3,360
30	Eli Lilly & Co.	1,403
162	Endo Pharmaceuticals Holdings, Inc. (a)	3,929
372	King Pharmaceuticals, Inc. (a)	3,898
173	Medicis Pharmaceutical Corp., Class A	3,585
76	Merck & Co., Inc.	2,872
95	Perrigo Co.	3,008
43	Pfizer, Inc.	760
71	Sepracor, Inc. (a)	1,420
125	Watson Pharmaceuticals, Inc. (a)	3,409
		29,664
	Real Estate Investment Trusts (REITs) — 0.7%
11	AvalonBay Communities, Inc.	995
57	Brandywine Realty Trust	899
223	CapitalSource, Inc.	2,473
50	CBL & Associates Properties, Inc.	1,136
43	Liberty Property Trust	1,428
3	Simon Property Group, Inc.	264
7	Vornado Realty Trust	611
		7,806
	Road & Rail — 1.3%
61	Avis Budget Group, Inc. (a)	509
24	Burlington Northern Santa Fe Corp.	2,398
54	CSX Corp.	3,380
187	Hertz Global Holdings, Inc. (a)	1,797
15	Norfolk Southern Corp.	949
38	Ryder System, Inc.	2,601
18	Union Pacific Corp.	1,358
112	YRC Worldwide, Inc. (a)	1,658
		14,650
	Semiconductors & Semiconductor Equipment — 2.0%
316	Amkor Technology, Inc. (a)	3,286
110	Cymer, Inc. (a)	2,966
151	International Rectifier Corp. (a)	2,898
44	Intersil Corp., Class A	1,074
44	National Semiconductor Corp.	901
342	PMC-Sierra, Inc. (a)	2,618
422	Skyworks Solutions, Inc. (a)	4,162
320	STMicroelectronics N.V., Class Y, (Switzerland)	3,302
66	Teradyne, Inc. (a)	731
		21,938
	Software — 2.6%
87	Activision, Inc. (a)	2,955
118	BMC Software, Inc. (a)	4,257
277	Cadence Design Systems, Inc. (a)	2,796
234	Compuware Corp. (a)	2,235
70	Fair Isaac Corp.	1,446
76	Net 1 UEPS Technologies, Inc., (South Africa) (a)	1,842
139	Parametric Technology Corp. (a)	2,322
126	Sybase, Inc. (a)	3,693
150	Symantec Corp. (a)	2,906
155	Synopsys, Inc. (a)	3,716
11	VMware, Inc., Class A (a)	588
		28,756
	Specialty Retail — 3.5%
29	Abercrombie & Fitch Co., Class A	1,809
142	Aeropostale, Inc. (a)	4,463
181	American Eagle Outfitters, Inc.	2,462
96	AnnTaylor Stores Corp. (a)	2,296
34	AutoZone, Inc. (a)	4,162
83	Barnes & Noble, Inc.	2,053
77	Best Buy Co., Inc.	3,037
254	Dress Barn, Inc. (a)	3,398
85	Gap, Inc. (The)	1,424
146	OfficeMax, Inc.	2,029
131	Penske Auto Group, Inc.	1,928
211	RadioShack Corp.	2,591
69	Rent-A-Center, Inc. (a)	1,420
64	Sherwin-Williams Co. (The)	2,942
43	Tiffany & Co.	1,758
62	TJX Cos., Inc.	1,954
		39,726
	Textiles, Apparel & Luxury Goods — 1.8%
150	Carter’s, Inc. (a)	2,072
18	Columbia Sportswear Co.	653
31	Deckers Outdoor Corp. (a)	4,351
44	Fossil, Inc. (a)	1,275
190	Jones Apparel Group, Inc.	2,612

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Textiles, Apparel & Luxury Goods — Continued
65	Liz Claiborne, Inc.	924
27	Nike, Inc., Class B	1,625
38	Polo Ralph Lauren Corp.	2,366
83	Warnaco Group, Inc. (The) (a)	3,675
40	Wolverine World Wide, Inc.	1,080
		20,633
	Tobacco — 0.7%
99	Altria Group, Inc.	2,032
26	Philip Morris International, Inc.	1,292
41	Reynolds American, Inc.	1,912
65	Universal Corp.	2,956
		8,192
	Trading Companies & Distributors — 1.1%
60	Applied Industrial Technologies, Inc.	1,443
83	GATX Corp.	3,679
205	United Rentals, Inc. (a)	4,013
89	WESCO International, Inc. (a)	3,574
		12,709
	Wireless Telecommunication Services — 0.4%
59	Leap Wireless International, Inc. (a)	2,529
109	MetroPCS Communications, Inc. (a)	1,937
		4,466
	Total Long-Term Investments (Cost $1,011,553)	1,013,839
Short-Term Investment — 3.3%
	Investment Company — 3.3%
36,963	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $36,963)	36,963
	Total Long Positions — 93.9% (Cost $1,048,516)	1,050,802
	Other Assets in Excess of Liabilities — 6.1%	67,672
	NET ASSETS — 100.0%	$1,118,474
Short Positions — 89.4%
	Common Stocks — 89.4%
	Aerospace & Defense — 1.4%
103	BE Aerospace, Inc. (a)	2,397
59	Curtiss-Wright Corp.	2,645
187	Hexcel Corp. (a)	3,601
46	Moog, Inc., Class A (a)	1,707
47	Rockwell Collins, Inc.	2,270
149	Spirit Aerosystems Holdings, Inc., Class A (a)	2,857
		15,477
	Air Freight & Logistics — 0.7%
24	C.H. Robinson Worldwide, Inc.	1,324
87	Expeditors International of Washington, Inc.	3,724
8	Hub Group, Inc., Class A (a)	285
40	United Parcel Service, Inc., Class B	2,474
		7,807
	Airlines — 0.2%
417	Northwest Airlines Corp. (a)	2,779
	Auto Components — 0.2%
43	WABCO Holdings, Inc.	1,993
	Automobiles — 0.1%
25	Harley-Davidson, Inc.	899
	Beverages — 1.0%
51	Central European Distribution Corp. (a)	3,788
56	Coca-Cola Co. (The)	2,918
44	Coca-Cola Enterprises, Inc.	755
211	Constellation Brands, Inc., Class A (a)	4,184
		11,645
	Biotechnology — 1.7%
38	Celgene Corp. (a)	2,433
50	Cepheid, Inc. (a)	1,406
39	Genentech, Inc. (a)	2,985
27	ImClone Systems, Inc. (a)	1,100
32	Myriad Genetics, Inc. (a)	1,479
36	Onyx Pharmaceuticals, Inc. (a)	1,287
44	OSI Pharmaceuticals, Inc. (a)	1,824
185	Savient Pharmaceuticals, Inc. (a)	4,674
47	Vertex Pharmaceuticals, Inc. (a)	1,563
		18,751
	Building Products — 0.2%
122	Owens Corning, Inc. (a)	2,777
	Capital Markets — 2.2%
22	Affiliated Managers Group, Inc. (a)	1,972
76	Bank of New York Mellon Corp. (The)	2,873
71	Cohen & Steers, Inc.	1,833
42	Federated Investors, Inc., Class B	1,445
15	Franklin Resources, Inc.	1,387
125	Janus Capital Group, Inc.	3,303
212	Jefferies Group, Inc.	3,571

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Capital Markets — Continued
64	Legg Mason, Inc.	2,773
26	Merrill Lynch & Co., Inc.	825
97	SEI Investments Co.	2,286
72	Waddell & Reed Financial, Inc., Class A	2,526
		24,794
	Chemicals — 2.2%
13	Air Products & Chemicals, Inc.	1,261
86	Albemarle Corp.	3,427
82	Cabot Corp.	1,996
56	E.l. du Pont de Nemours & Co.	2,422
91	Ecolab, Inc.	3,909
50	FMC Corp.	3,869
55	International Flavors & Fragrances, Inc.	2,150
26	Mosaic Co. (The) (a)	3,691
101	Valspar Corp.	1,902
		24,627
	Commercial Banks — 1.6%
50	City National Corp.	2,103
32	Cullen/Frost Bankers, Inc.	1,612
176	First Horizon National Corp.	1,308
109	First Midwest Bancorp, Inc.	2,025
57	Glacier Bancorp, Inc.	909
366	Popular, Inc.	2,410
68	SunTrust Banks, Inc.	2,452
109	Synovus Financial Corp.	951
75	UnionBanCal Corp.	3,013
22	Wilmington Trust Corp.	580
		17,363
	Commercial Services & Supplies — 4.0%
46	Advisory Board Co. (The) (a)	1,824
62	Avery Dennison Corp.	2,715
31	Cintas Corp.	828
50	Clean Harbors, Inc. (a)	3,545
72	Corporate Executive Board Co. (The)	3,009
138	Corrections Corp. of America (a)	3,792
160	Covanta Holding Corp. (a)	4,266
102	EnergySolutions, Inc.	2,268
120	Equifax, Inc.	4,026
132	GEO Group, Inc. (The) (a)	2,978
55	Mine Safety Appliances Co.	2,199
113	Resources Connection, Inc.	2,302
61	Stericycle, Inc. (a)	3,167
170	Tetra Tech, Inc. (a)	3,855
109	Waste Connections, Inc. (a)	3,494
		44,268
	Communications Equipment — 1.5%
92	Adtran, Inc.	2,183
313	Brocade Communications Systems, Inc. (a)	2,581
62	CommScope, Inc. (a)	3,294
84	F5 Networks, Inc. (a)	2,394
383	Motorola, Inc.	2,812
16	QUALCOMM, Inc.	692
930	Sonus Networks, Inc. (a)	3,181
		17,137
	Computers & Peripherals — 0.8%
96	Dell, Inc. (a)	2,103
185	EMC Corp. (a)	2,721
111	SanDisk Corp. (a)	2,080
68	Teradata Corp. (a)	1,562
		8,466
	Construction & Engineering — 1.3%
46	Aecom Technology Corp. (a)	1,489
57	Foster Wheeler Ltd. (a)	4,159
16	Jacobs Engineering Group, Inc. (a)	1,273
121	Quanta Services, Inc. (a)	4,039
87	URS Corp. (a)	3,642
		14,602
	Construction Materials — 1.1%
117	Eagle Materials, Inc.	2,956
30	Martin Marietta Materials, Inc.	3,153
54	Texas Industries, Inc.	3,033
53	Vulcan Materials Co.	3,198
		12,340
	Containers & Packaging — 1.2%
58	AptarGroup, Inc.	2,450
91	Crown Holdings, Inc. (a)	2,372
12	Greif, Inc., Class A	784
88	Packaging Corp. of America	1,892
124	Pactiv Corp. (a)	2,625
43	Sealed Air Corp.	815
21	Smurfit-Stone Container Corp. (a)	87
221	Temple-Inland, Inc.	2,490
		13,515
	Distributors — 0.2%
49	Genuine Parts Co.	1,932

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Diversified Consumer Services — 0.5%
16	Apollo Group, Inc., Class A (a)	698
141	Career Education Corp. (a)	2,054
123	Sotheby’s	3,243
		5,995
	Diversified Financial Services — 1.4%
75	Bank of America Corp.	1,802
143	Citigroup, Inc.	2,390
70	Leucadia National Corp.	3,286
92	Moody’s Corp.	3,177
82	Nasdaq OMX Group (The) (a)	2,169
56	NYSE Euronext	2,832
		15,656
	Diversified Telecommunication Services — 0.7%
80	AT&T, Inc.	2,692
188	Citizens Communications Co.	2,135
770	Level 3 Communications, Inc. (a)	2,273
193	Qwest Communications International, Inc.	759
		7,859
	Electric Utilities — 3.0%
69	Allegheny Energy, Inc.	3,462
124	Cleco Corp.	2,887
30	Entergy Corp.	3,606
43	Exelon Corp.	3,888
34	FPL Group, Inc.	2,247
23	Idacorp, Inc.	656
129	Northeast Utilities	3,291
64	PPL Corp.	3,328
144	Sierra Pacific Resources	1,831
71	Southern Co.	2,490
115	UniSource Energy Corp.	3,575
82	Westar Energy, Inc.	1,764
		33,025
	Electrical Equipment — 0.9%
67	Energy Conversion Devices, Inc. (a)	4,948
53	Roper Industries, Inc.	3,462
45	Woodward Governor Co.	1,604
		10,014
	Electronic Equipment & Instruments — 1.9%
61	Amphenol Corp., Class A	2,736
34	Cogent, Inc. (a)	381
65	Dolby Laboratories, Inc., Class A (a)	2,624
135	Flir Systems, Inc. (a)	5,493
33	Itron, Inc. (a)	3,247
121	Molex, Inc.	2,953
58	National Instruments Corp.	1,636
79	Rofin-Sinar Technologies, Inc. (a)	2,387
		21,457
	Energy Equipment & Services — 4.1%
26	Baker Hughes, Inc.	2,288
32	BJ Services Co.	1,031
201	Cal Dive International, Inc. (a)	2,871
71	CARBO Ceramics, Inc.	4,135
7	Diamond Offshore Drilling, Inc.	971
70	Dril-Quip, Inc. (a)	4,381
45	Exterran Holdings, Inc. (a)	3,184
67	Helix Energy Solutions Group, Inc. (a)	2,772
107	Hercules Offshore, Inc. (a)	4,069
51	Hornbeck Offshore Services, Inc. (a)	2,858
15	IHS, Inc., Class A (a)	1,072
214	ION Geophysical Corp. (a)	3,726
32	RPC, Inc.	534
38	Schlumberger Ltd.	4,115
126	Tetra Technologies, Inc. (a)	2,988
98	Weatherford International Ltd. (a)	4,881
		45,876
	Food & Staples Retailing — 1.3%
146	Great Atlantic & Pacific Tea Co. (a)	3,323
1,219	Rite Aid Corp. (a)	1,938
60	Ruddick Corp.	2,065
139	United Natural Foods, Inc. (a)	2,699
85	Walgreen Co.	2,768
90	Whole Foods Market, Inc.	2,141
		14,934
	Food Products — 1.9%
121	Campbell Soup Co.	4,035
133	Dean Foods Co. (a)	2,609
98	Hershey Co. (The)	3,214
51	Kellogg Co.	2,456
127	Kraft Foods, Inc., Class A	3,601
138	Smithfield Foods, Inc. (a)	2,739
192	Tyson Foods, Inc., Class A	2,863
		21,517
	Gas Utilities — 1.2%
28	Energen Corp.	2,196
44	Equitable Resources, Inc.	3,027
53	Northwest Natural Gas Co.	2,471

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Gas Utilities — Continued
31	Piedmont Natural Gas Co.	805
46	Questar Corp.	3,299
41	Southwest Gas Corp.	1,210
		13,008
	Health Care Equipment & Supplies — 2.9%
95	Advanced Medical Optics, Inc. (a)	1,776
25	Alcon, Inc., (Switzerland)	4,103
69	American Medical Systems Holdings, Inc. (a)	1,033
57	Haemonetics Corp. (a)	3,179
82	Hologic, Inc. (a)	1,798
30	IDEXX Laboratories, Inc. (a)	1,465
142	Immucor, Inc. (a)	3,686
106	Inverness Medical Innovations, Inc. (a)	3,501
66	Meridian Bioscience, Inc.	1,783
89	NuVasive, Inc. (a)	3,955
91	ResMed, Inc. (a)	3,252
35	Stryker Corp.	2,215
25	West Pharmaceutical Services, Inc.	1,083
		32,829
	Health Care Providers & Services — 2.5%
65	Amedisys, Inc. (a)	3,264
148	Brookdale Senior Living, Inc.	3,023
64	Community Health Systems, Inc. (a)	2,116
43	DaVita, Inc. (a)	2,270
91	Healthways, Inc. (a)	2,697
36	Patterson Cos., Inc. (a)	1,063
15	Pediatrix Medical Group, Inc. (a)	732
139	PSS World Medical, Inc. (a)	2,258
58	Quest Diagnostics, Inc.	2,787
91	Sunrise Senior Living, Inc. (a)	2,056
133	UnitedHealth Group, Inc.	3,489
87	VCA Antech, Inc. (a)	2,406
		28,161
	Health Care Technology — 0.4%
57	Cerner Corp. (a)	2,574
127	Eclipsys Corp. (a)	2,340
		4,914
	Hotels, Restaurants & Leisure — 2.1%
33	Ameristar Casinos, Inc.	449
55	Burger King Holdings, Inc.	1,476
63	Cheesecake Factory, Inc. (The) (a)	998
102	Gaylord Entertainment Co. (a)	2,439
25	Las Vegas Sands Corp. (a)	1,200
76	Life Time Fitness, Inc. (a)	2,260
70	MGM Mirage (a)	2,359
197	Pinnacle Entertainment, Inc. (a)	2,070
110	Scientific Games Corp., Class A (a)	3,270
84	Sonic Corp. (a)	1,242
209	Starbucks Corp. (a)	3,296
66	Tim Hortons, Inc., (Canada)	1,884
2	Yum! Brands, Inc.	85
		23,028
	Household Durables — 1.4%
205	D.R. Horton, Inc.	2,229
34	Fortune Brands, Inc.	2,130
68	Harman International Industries, Inc.	2,827
167	KB Home	2,819
179	Lennar Corp., Class A	2,208
23	MDC Holdings, Inc.	918
132	Pulte Homes, Inc.	1,270
97	Toll Brothers, Inc. (a)	1,818
		16,219
	Household Products — 0.7%
56	Clorox Co.	2,939
20	Colgate-Palmolive Co.	1,358
44	Energizer Holdings, Inc. (a)	3,182
		7,479
	Independent Power Producers & Energy Traders — 0.8%
38	Constellation Energy Group, Inc.	3,160
392	Dynegy, Inc., Class A (a)	3,349
53	Ormat Technologies, Inc.	2,616
		9,125
	Industrial Conglomerates — 0.5%
39	3M Co.	2,736
99	General Electric Co.	2,651
		5,387
	Insurance — 2.9%
72	American International Group, Inc.	1,895
92	Arthur J. Gallagher & Co.	2,212
139	Assured Guaranty Ltd., (Bermuda)	2,497
137	Brown & Brown, Inc.	2,386
84	Delphi Financial Group, Inc., Class A	1,942
184	Fidelity National Financial, Inc., Class A	2,321
73	First American Corp.	1,916
28	Hilb, Rogal & Hobbs Co.	1,212
16	Lincoln National Corp.	724

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Insurance — Continued
2	Markel Corp. (a)	827
173	Marsh & McLennan Cos., Inc.	4,586
59	Odyssey Re Holdings Corp.	2,108
265	Old Republic International Corp.	3,142
75	Phoenix Cos., Inc. (The)	568
44	Principal Financial Group, Inc.	1,836
120	Progressive Corp. (The)	2,238
		32,410
	Internet & Catalog Retail — 0.3%
201	Liberty Media Corp. - Interactive, Class A (a)	2,967
	Internet Software & Services — 1.4%
112	Akamai Technologies, Inc. (a)	3,913
45	Equinix, Inc. (a)	3,978
5	Google, Inc., Class A (a)	2,717
151	Omniture, Inc. (a)	2,810
160	SAVVIS, Inc. (a)	2,060
		15,478
	IT Services — 2.3%
33	Broadridge Financial Solutions, Inc.	687
109	Cognizant Technology Solutions Corp., Class A (a)	3,552
51	DST Systems, Inc. (a)	2,834
87	Euronet Worldwide, Inc. (a)	1,477
80	Fidelity National Information Services, Inc.	2,957
2	Gartner, Inc. (a)	36
106	Iron Mountain, Inc. (a)	2,806
27	Perot Systems Corp., Class A (a)	399
34	Syntel, Inc.	1,152
115	TeleTech Holdings, Inc. (a)	2,294
94	Total System Services, Inc.	2,086
208	VeriFone Holdings, Inc. (a)	2,486
51	Western Union Co. (The)	1,273
86	Wright Express Corp. (a)	2,130
		26,169
	Leisure Equipment & Products — 0.6%
178	Eastman Kodak Co.	2,569
137	Mattel, Inc.	2,347
91	Pool Corp.	1,622
		6,538
	Life Sciences Tools & Services — 0.9%
31	Dionex Corp. (a)	2,068
53	Millipore Corp. (a)	3,607
91	Parexel International Corp. (a)	2,398
50	Varian, Inc. (a)	2,567
		10,640
	Machinery — 3.5%
30	Barnes Group, Inc.	701
19	Bucyrus International, Inc.	1,413
70	Clarcor, Inc.	2,461
46	Danaher Corp.	3,528
61	Donaldson Co., Inc.	2,738
84	ESCO Technologies, Inc. (a)	3,954
103	Graco, Inc.	3,919
125	IDEX Corp.	4,615
46	Joy Global, Inc.	3,479
69	Kaydon Corp.	3,534
22	Lincoln Electric Holdings, Inc.	1,739
91	PACCAR, Inc.	3,809
76	Pall Corp.	3,003
		38,893
	Media — 2.1%
82	Arbitron, Inc.	3,896
150	Discovery Holding Co., Class A (a)	3,294
79	Lamar Advertising Co., Class A (a)	2,842
189	Live Nation, Inc. (a)	2,001
89	Marvel Entertainment, Inc. (a)	2,856
808	Sirius Satellite Radio, Inc. (a)	1,551
143	Time Warner, Inc.	2,119
210	Virgin Media, Inc.	2,858
13	Walt Disney Co. (The)	403
3	Washington Post Co. (The), Class B	1,596
		23,416
	Metals & Mining — 1.2%
31	Century Aluminum Co. (a)	2,069
34	Cleveland-Cliffs, Inc.	4,025
753	Coeur d’Alene Mines Corp. (a)	2,184
62	RTI International Metals, Inc. (a)	2,196
195	Titanium Metals Corp.	2,735
		13,209
	Multiline Retail — 1.3%
231	Dillard’s, Inc., Class A	2,672
60	Kohl’s Corp. (a)	2,402
98	Nordstrom, Inc.	2,965
197	Saks, Inc. (a)	2,167
10	Sears Holdings Corp. (a)	751
72	Target Corp.	3,367
		14,324

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Multi-Utilities — 0.7%
64	Ameren Corp.	2,698
97	Black Hills Corp.	3,096
115	TECO Energy, Inc.	2,469
		8,263
	Office Electronics — 0.3%
89	Zebra Technologies Corp., Class A (a)	2,901
	Oil, Gas & Consumable Fuels — 6.6%
35	Alpha Natural Resources, Inc. (a)	3,665
55	Arch Coal, Inc.	4,127
74	Arena Resources, Inc. (a)	3,883
67	Atlas America, Inc.	3,009
40	BPZ Resources, Inc. (a)	1,168
60	Cabot Oil & Gas Corp.	4,065
69	CNX Gas Corp. (a)	2,887
35	Consol Energy, Inc.	3,979
121	Delta Petroleum Corp. (a)	3,081
117	EXCO Resources, Inc. (a)	4,302
19	Foundation Coal Holdings, Inc.	1,679
84	Frontier Oil Corp.	2,009
33	Goodrich Petroleum Corp. (a)	2,709
13	Hess Corp.	1,629
43	Peabody Energy Corp.	3,780
48	Penn Virginia Corp.	3,584
86	PetroHawk Energy Corp. (a)	3,993
36	Petroleum Development Corp. (a)	2,395
101	Quicksilver Resources, Inc. (a)	3,916
48	Range Resources Corp.	3,155
39	SandRidge Energy, Inc. (a)	2,541
33	Spectra Energy Corp.	953
71	Teekay Corp., (Bahamas)	3,216
29	Tesoro Corp.	582
51	XTO Energy, Inc.	3,509
		73,816
	Paper & Forest Products — 0.5%
316	Louisiana-Pacific Corp.	2,683
56	Weyerhaeuser Co.	2,845
		5,528
	Personal Products — 0.5%
91	Avon Products, Inc.	3,269
46	Estee Lauder Cos., Inc. (The), Class A	2,118
		5,387
	Pharmaceuticals — 1.6%
176	Alpharma, Inc., Class A (a)	3,955
97	Auxilium Pharmaceuticals, Inc. (a)	3,261
83	Barr Pharmaceuticals, Inc. (a)	3,745
201	Mylan, Inc. (a)	2,431
244	Valeant Pharmaceuticals International (a)	4,172
		17,564
	Real Estate Investment Trusts (REITs) — 0.5%
5	Boston Properties, Inc.	495
47	First Industrial Realty Trust, Inc.	1,294
22	General Growth Properties, Inc.	775
50	Potlatch Corp.	2,263
12	ProLogis	649
23	UDR, Inc.	505
		5,981
	Road & Rail — 0.9%
87	Genesee & Wyoming, Inc., Class A (a)	2,955
152	Heartland Express, Inc.	2,260
239	Knight Transportation, Inc.	4,378
		9,593
	Semiconductors & Semiconductor Equipment — 3.6%
105	Applied Materials, Inc.	2,003
119	Atheros Communications, Inc. (a)	3,580
463	Atmel Corp. (a)	1,610
121	ATMI, Inc. (a)	3,380
137	Cypress Semiconductor Corp. (a)	3,403
131	Fairchild Semiconductor International, Inc. (a)	1,532
160	FormFactor, Inc. (a)	2,955
44	Hittite Microwave Corp. (a)	1,572
554	Micron Technology, Inc. (a)	3,324
142	Microsemi Corp. (a)	3,571
93	Novellus Systems, Inc. (a)	1,965
278	ON Semiconductor Corp. (a)	2,551
203	Rambus, Inc. (a)	3,865
100	Tessera Technologies, Inc. (a)	1,632
104	Varian Semiconductor Equipment Associates, Inc. (a)	3,635
		40,578
	Software — 2.7%
61	Blackbaud, Inc.	1,312
69	Blackboard, Inc. (a)	2,621
96	Citrix Systems, Inc. (a)	2,817
107	Concur Technologies, Inc. (a)	3,570
91	Electronic Arts, Inc. (a)	4,041

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Software — Continued
160	Jack Henry & Associates, Inc.	3,464
269	Lawson Software, Inc. (a)	1,956
232	Nuance Communications, Inc. (a)	3,634
146	Red Hat, Inc. (a)	3,020
200	THQ, Inc. (a)	4,051
		30,486
	Specialty Retail — 2.7%
96	Aaron Rents, Inc.	2,136
160	Bed Bath & Beyond, Inc. (a)	4,498
112	Cabela’s, Inc. (a)	1,236
228	CarMax, Inc. (a)	3,230
501	Chico’s FAS, Inc. (a)	2,689
135	Dick’s Sporting Goods, Inc. (a)	2,388
74	J Crew Group, Inc. (a)	2,440
68	Limited Brands, Inc.	1,151
64	Lowe’s Cos., Inc.	1,320
207	Men’s Wearhouse, Inc.	3,367
287	Office Depot, Inc. (a)	3,139
132	O’Reilly Automotive, Inc. (a)	2,948
		30,542
	Textiles, Apparel & Luxury Goods — 0.1%
40	Under Armour, Inc., Class A (a)	1,027
	Thrifts & Mortgage Finance — 0.9%
73	Fannie Mae	1,429
121	Freddie Mac	1,982
74	MGIC Investment Corp.	450
264	People’s United Financial, Inc.	4,116
462	Washington Mutual, Inc.	2,278
		10,255
	Tobacco — 0.1%
11	Lorillard, Inc. (a)	791
	Trading Companies & Distributors — 0.4%
39	Aircastle Ltd.	324
94	Fastenal Co.	4,061
		4,385
	Water Utilities — 0.2%
172	Aqua America, Inc.	2,746
	Wireless Telecommunication Services — 0.8%
101	American Tower Corp., Class A (a)	4,255
56	NII Holdings, Inc. (a)	2,663
33	U.S. Cellular Corp. (a)	1,889
		8,807
	Total Short Positions — 89.4% (Proceeds $1,148,684)	$1,000,349

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.3%
		Common Stocks — 95.0%
		Beverages — 3.1%
100		Anheuser-Busch Cos., Inc.	6,212
55		Diageo plc ADR (United Kingdom)	4,063
50		Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	2,275
			12,550
		Capital Markets — 4.6%
270		Charles Schwab Corp. (The)	5,546
459		W.P. Carey & Co. LLC	13,186
			18,732
		Chemicals — 1.2%
120		Albemarle Corp.	4,789
		Commercial Banks — 5.2%
50		M&T Bank Corp.	3,527
500		Synovus Financial Corp.	4,365
375		United Community Banks, Inc.	3,199
459		Wachovia Corp.	7,123
100		Wilmington Trust Corp.	2,644
			20,858
		Communications Equipment — 0.3%
30		QUALCOMM, Inc.	1,331
		Construction & Engineering — 0.3%
40		KHD Humboldt Wedag International Ltd., (Hong Kong) (a)	1,261
		Construction Materials — 1.3%
126		Cemex S.A.B. de C.V. ADR (Mexico) (a)	3,112
35		Vulcan Materials Co.	2,092
			5,204
		Consumer Finance — 0.4%
48		American Express Co.	1,793
		Containers & Packaging — 0.5%
65		Rock-Tenn Co., Class A	1,949
		Distributors — 1.2%
122		Genuine Parts Co.	4,853
		Diversified Financial Services — 0.6%
80		Onex Corp., (Canada)	2,368
		Diversified Telecommunication Services — 1.5%
357		Alaska Communications Systems Group, Inc.	4,260
148		Windstream Corp.	1,829
			6,089
		Electric Utilities — 0.5%
100		Brookfield Infrastructure Partners LP	1,960
		Electrical Equipment — 0.9%
105		Baldor Electric Co.	3,666
		Energy Equipment & Services — 3.9%
225		RPC, Inc.	3,780
135		SEACOR Holdings, Inc. (a)	12,084
			15,864
		Food & Staples Retailing — 1.4%
60		Great Atlantic & Pacific Tea Co. (a)	1,369
60		Longs Drug Stores Corp.	2,527
60		SUPERVALU, Inc.	1,853
			5,749
		Food Products — 0.9%
200		B&G Foods, Inc., Class A	1,868
90		Smithfield Foods, Inc. (a)	1,789
			3,657
		Gas Utilities — 1.0%
85		ONEOK, Inc.	4,151
		Health Care Providers & Services — 4.8%
105		Community Health Systems, Inc. (a)	3,463
172		Coventry Health Care, Inc. (a)	5,223
237		National Healthcare Corp.	10,870
			19,556
		Hotels, Restaurants & Leisure — 0.7%
250		Monarch Casino & Resort, Inc. (a)	2,950
		Household Durables — 1.5%
100		Fortune Brands, Inc.	6,241
		Independent Power Producers & Energy Traders — 0.7%
80		TransAlta Corp., (Canada)	2,899
		Industrial Conglomerates — 1.4%
200		Carlisle Cos., Inc.	5,800
		Insurance — 13.2%
55		Assurant, Inc.	3,628
—	(h)	Berkshire Hathaway, Inc., Class A (a)	5,313
80		Everest Re Group Ltd., (Bermuda)	6,377
100		Loews Corp.	4,690
600		Old Republic International Corp.	7,104
318		OneBeacon Insurance Group Ltd.	5,586
247		ProAssurance Corp. (a)	11,902
120		Unitrin, Inc.	3,308
226		W.R. Berkley Corp.	5,465
			53,373

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 1.2%
38	Amazon.com, Inc. (a)	2,805
100	Expedia, Inc. (a)	1,838
		4,643
	IT Services — 1.5%
272	Total System Services, Inc.	6,049
	Machinery — 1.7%
130	Kennametal, Inc.	4,232
123	Oshkosh Corp.	2,551
		6,783
	Media — 7.2%
853	AH Belo Corp., Class A	4,862
600	Belo Corp., Class A	4,386
125	Cablevision Systems Corp., Class A (a)	2,825
190	Clear Channel Communications, Inc.	6,688
235	Clear Channel Outdoor Holdings, Inc., Class A (a)	4,190
282	Entercom Communications Corp., Class A	1,978
170	LIN TV Corp., Class A (a)	1,013
5	Washington Post Co. (The), Class B	2,934
		28,876
	Multiline Retail — 1.0%
55	Sears Holdings Corp. (a)	4,051
	Oil, Gas & Consumable Fuels — 12.0%
139	Devon Energy Corp.	16,696
160	Energy Transfer Equity LP	4,639
47	Kinder Morgan Management LLC (a)	2,517
175	NuStar GP Holdings LLC	3,792
235	Teekay Corp., (Bahamas)	10,617
250	Williams Cos., Inc.	10,078
		48,339
	Pharmaceuticals — 0.6%
65	Merck & Co., Inc.	2,442
	Real Estate Investment Trusts (REITs) — 6.5%
441	Agree Realty Corp.	9,716
65	Cousins Properties, Inc.	1,502
150	Getty Realty Corp.	2,161
375	National Health Investors, Inc.	10,691
25	Public Storage	2,004
		26,074
	Real Estate Management & Development — 2.1%
150	Brookfield Asset Management, Inc., Class A, (Canada)	4,881
125	Brookfield Properties Corp., (Canada)	2,224
65	Forestar Real Estate Group, Inc. (a)	1,238
		8,343
	Software — 0.7%
100	Microsoft Corp.	2,751
	Specialty Retail — 4.2%
250	AutoNation, Inc. (a)	2,505
50	AutoZone, Inc. (a)	6,051
64	Bed Bath & Beyond, Inc. (a)	1,790
130	Home Depot, Inc.	3,045
100	Staples, Inc.	2,375
35	TJX Cos., Inc.	1,101
		16,867
	Textiles, Apparel & Luxury Goods — 0.5%
28	V.F. Corp.	1,993
	Thrifts & Mortgage Finance — 1.5%
140	FirstFed Financial Corp. (a)	1,125
328	People’s United Financial, Inc.	5,117
		6,242
	Tobacco — 0.5%
100	Altria Group, Inc.	2,056
	Trading Companies & Distributors — 0.8%
70	GATX Corp.	3,103
	Wireless Telecommunication Services — 1.9%
170	Telephone & Data Systems, Inc.	7,506
	Total Common Stocks (Cost $420,219)	383,761
	Investment Company — 1.3%
222	Cohen & Steers Select Utility Fund, Inc. (Cost $5,244)	5,423
	Total Long-Term Investments (Cost $425,463)	389,184
Short-Term Investment — 3.1%
	Investment Company — 3.1%
12,497	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $12,497)	12,497
	Total Investments — 99.4% (Cost $437,960)	401,681
	Other Assets in Excess of Liabilities — 0.6%	2,242
	NET ASSETS — 100.0%	$403,923

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   53

JPMorgan Mid Cap/Multi Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

ADR—	American Depository Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors, Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008

(Amounts in thousands, except per share amounts)

	Capital Growth Fund		Diversified Mid Cap Growth Fund		Diversified Mid Cap Value Fund		Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$1,022,364		$1,092,976		$328,117		$495,437
Investments in affiliates, at value	23,659		25,154		649		16,914
Total investment securities, at value	1,046,023		1,118,130		328,766		512,351
Cash	11		4		18		4
Receivables:
Investment securities sold	7,510		7,853		9,634		2,790
Fund shares sold	1,939		494		86		1,552
Interest and dividends	144		157		384		101
Prepaid expenses and other assets	—	(b)	—	(b)	—	(b)	—
Total Assets	1,055,627		1,126,638		338,888		516,798

LIABILITIES:
Payables:
Investment securities purchased	23,598		25,202		2,940		6,168
Collateral for securities lending program	69,271		74,327		29,763		20,484
Fund shares redeemed	734		1,369		2,358		449
Accrued liabilities:
Investment advisory fees	327		568		173		267
Administration fees	96		82		5		43
Shareholder servicing fees	205		100		44		99
Distribution fees	126		144		59		27
Custodian and accounting fees	17		23		17		21
Trustees’ and Chief Compliance Officer’s fees	29		3		—	(b)	3
Other	350		385		161		75
Total Liabilities	94,753		102,203		35,520		27,636
Net Assets	$960,874		$1,024,435		$303,368		$489,162

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$839,570	$871,886	$266,469	$732,953
Accumulated undistributed (distributions in excess of) net investment income	(46)	(32)	(23)	(5)
Accumulated net realized gains (losses)	(12,658)	6,029	13,144	(264,274)
Net unrealized appreciation (depreciation)	134,008	146,552	23,778	20,488
Total Net Assets	$960,874	$1,024,435	$303,368	$489,162

Net Assets:
Class A	$472,848	$384,225	$130,114	$70,546
Class B	15,736	69,186	31,181	4,340
Class C	24,643	27,785	14,704	14,499
Select Class	447,647	539,292	123,635	399,777
Ultra	—	3,947	3,734	—
Total	$960,874	$1,024,435	$303,368	$489,162

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,199	18,781	14,472	8,669
Class B	458	4,205	3,783	566
Class C	731	1,486	1,784	1,889
Select Class	10,732	24,872	13,843	48,862
Ultra	—	181	417	—

Net Asset Value:
Class A — Redemption price per share	$38.76	$20.46	$8.99	$8.14
Class B — Offering price per share (a)	34.37	16.45	8.24	7.67
Class C — Offering price per share (a)	33.70	18.70	8.24	7.68
Select Class — Offering and redemption price per share	41.71	21.68	8.93	8.18
Ultra — Offering and redemption price per share	—	21.79	8.94	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$40.91	$21.59	$9.49	$8.59

Cost of investments in non-affiliates	$888,356	$946,424	$304,339	$474,949
Cost of investments in affiliates	23,659	25,154	649	16,914
Value of securities on loan	67,083	71,855	28,855	19,988

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$199,430	$5,934,819	$1,013,839		$389,184
Investments in affiliates, at value	6,781	94,572	36,963		12,497
Total investment securities, at value	206,211	6,029,391	1,050,802		401,681
Cash	8	536	74		63
Deposits with broker for securities sold short	—	—	1,071,439		—
Receivables:
Investment securities sold	1,214	30,415	—		10,294
Fund shares sold	933	6,190	529		1,113
Interest and dividends	173	9,799	2,399		1,225
Reimbursement for legal matters	—	—	—	(b)	—
Total Assets	208,539	6,076,331	2,125,243		414,376

LIABILITIES:
Payables:
Dividends	96	—	1,435		—
Dividends for securities sold short	—	—	747		—
Investment securities purchased	2,459	9,433	—		7,851
Securities sold short, at value	—	—	1,000,349		—
Collateral for securities lending program	16,018	197,544	—		—
Fund shares redeemed	182	14,946	2,647		2,006
Accrued Liabilities:
Investment advisory fees	102	2,588	1,051		173
Administration fees	17	299	78		14
Shareholder servicing fees	—	885	23		85
Distribution fees	—	1,027	83		155
Custodian and accounting fees	11	91	54		11
Trustees’ and Chief Compliance Officer’s fees	5	5	7		1
Other	60	2,489	295		157
Total Liabilities	18,950	229,307	1,006,769		10,453
Net Assets	$189,589	$5,847,024	$1,118,474		$403,923

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$158,359	$5,391,037	$1,150,363	$439,179
Accumulated undistributed (distributions in excess of) net investment income	(50)	24,875	(1,471)	2,605
Accumulated net realized gains (losses)	7,695	162,133	(181,039)	(1,582)
Net unrealized appreciation (depreciation)	23,585	268,979	150,621	(36,279)
Total Net Assets	$189,589	$5,847,024	$1,118,474	$403,923

Net Assets:
Class A	$—	$2,661,377	$77,838	$152,696
Class B	—	163,091	16,402	—
Class C	—	523,722	90,603	182,093
Select Class	189,589	721,777	933,631	49,262
Institutional Class	—	1,777,057	—	19,872
Total	$189,589	$5,847,024	$1,118,474	$403,923

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	121,449	7,605	9,321
Class B	—	7,624	1,623	—
Class C	—	24,421	8,954	11,202
Select Class	6,622	32,601	90,944	2,996
Institutional Class	—	79,655	—	1,212

Net Asset Value:
Class A — Redemption price per share	$—	$21.91	$10.23	$16.38
Class B — Offering price per share (a)	—	21.39	10.10	—
Class C — Offering price per share (a)	—	21.45	10.12	16.25
Select Class — Offering and redemption price per share	28.63	22.14	10.27	16.44
Institutional Class — Offering and redemption price per share	—	22.31	—	16.40
Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$23.12	$10.80	$17.29

Cost of investments in non-affiliates	$175,845	$5,665,840	$1,011,553	$425,463
Cost of investments in affiliates	6,781	94,572	36,963	12,497
Value of securities on loan	15,430	190,493	—	—
Proceeds from securities sold short	—	—	1,148,684	—

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008

(Amounts in thousands)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
INVESTMENT INCOME:
Dividend income	$3,524	$4,410	$8,882	$1,279
Dividend income from affiliates (a)	901	871	235	515
Income from securities lending (net)	457	807	390	70
Total investment income	4,882	6,088	9,507	1,864

EXPENSES:
Investment advisory fees	3,948	7,967	3,220	1,734
Administration fees	984	1,220	492	269
Distribution fees:
Class A	1,287	1,098	422	158
Class B	135	756	317	23
Class C	193	253	164	62
Shareholder servicing fees:
Class A	1,287	1,098	422	158
Class B	45	252	105	8
Class C	64	84	54	21
Select Class	1,071	1,623	650	480
Custodian and accounting fees	82	95	62	82
Interest expense	2	— (b)	20	1
Professional fees	63	62	52	49
Trustees’ and Chief Compliance Officer’s fees	10	14	6	4
Printing and mailing costs	238	78	38	32
Registration and filing fees	48	80	43	65
Transfer agent fees	875	1,266	491	71
Other	29	34	18	74
Total expenses	10,361	15,980	6,576	3,291
Less amounts waived	—	(1,540)	(681)	(138)
Less earnings credits	(12)	(15)	(8)	(2)
Less reimbursement for legal matters	—	— (b)	— (b)	—
Net expenses	10,349	14,425	5,887	3,151
Net investment income (loss)	(5,467)	(8,337)	3,620	(1,287)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	24,058	67,655	59,051	(31,747)
Payment by affiliate (See Note 3)	—	68	50	—
Net realized gain (loss)	24,058	67,723	59,101	(31,747)
Change in net unrealized appreciation (depreciation) of:
Investments	(50,298)	(97,988)	(147,138)	7,187
Securities Sold Short	—	—	—	(3)
Change in net unrealized appreciation (depreciation):	(50,298)	(97,988)	(147,138)	7,184
Net realized/unrealized gains (losses)	(26,240)	(30,265)	(88,037)	(24,563)
Change in net assets resulting from operations	$(31,707)	$(38,602)	$(84,417)	$(25,850)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income	$2,478	$129,809	$22,565	$13,509
Dividend income from affiliates (a)	209	4,885	3,648	1,075
Interest income	—	—	52,597	—
Income from securities lending (net)	48	2,321	—	—
Foreign taxes withheld	—	(80)	—	—
Total investment income	2,735	136,935	78,810	14,584

EXPENSES:
Investment advisory fees	1,456	46,776	19,480	3,042
Administration fees	223	7,166	1,549	466
Distribution fees:
Class A	—	8,127	328	450
Class B	—	1,502	152	—
Class C	—	5,026	1,018	1,689
Shareholder servicing fees:
Class A	—	8,126	328	450
Class B	—	501	51	—
Class C	—	1,675	339	563
Select Class	560	2,300	3,178	104
Institutional Class		2,155	—	21
Custodian and accounting fees	50	443	169	50
Interest expense	8	17	33	3
Professional fees	46	210	94	53
Trustees’ and Chief Compliance Officer’s fees	3	82	18	5
Printing and mailing costs	17	882	96	91
Registration and filing fees	13	205	65	77
Transfer agent fees	116	9,735	620	526
Dividend expense on securities sold short	—	—	15,847	—
Other	7	220	38	8
Total expenses	2,499	95,148	43,403	7,598
Less amounts waived	(473)	(13,827)	(6,143)	(824)
Less earnings credits	(2)	(75)	(9)	(7)
Less reimbursement for legal matters	—	—	— (b)	—
Net expenses	2,024	81,246	37,251	6,767
Net investment income (loss)	711	55,689	41,559	7,817

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	20,557	345,370	52,190	(3,534)
Securities sold short	—	—	(147,290)	—
Net realized gain (loss)	20,557	345,370	(95,100)	(3,534)
Change in net unrealized appreciation (depreciation) of:
Investments	(41,362)	(1,449,429)	(347,332)	(75,698)
Securities sold short	—	—	305,665	—
Change in net unrealized appreciation (depreciation)	(41,362)	(1,449,429)	(41,667)	(75,698)
Net realized/unrealized gains (losses)	(20,805)	(1,104,059)	(136,767)	(79,232)
Change in net assets resulting from operations	$(20,094)	$(1,048,370)	$(95,208)	$(71,415)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,467)	$(4,548)	$(8,337)	$(9,044)
Net realized gain (loss)	24,058	101,852	67,723	225,078
Change in net unrealized appreciation (depreciation)	(50,298)	59,558	(97,988)	10,761
Change in net assets resulting from operations	(31,707)	156,862	(38,602)	226,795

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net realized gains	(55,966)	(37,430)	(73,492)	(70,626)
Class B Shares
From net realized gains	(2,169)	(2,088)	(19,720)	(25,785)
Class C Shares
From net realized gains	(3,222)	(1,859)	(5,686)	(6,792)
Select Class Shares
From net investment income	—	(74)	—	—
From net realized gains	(43,643)	(25,344)	(97,118)	(107,952)
Institutional Class Shares
From net realized gains	—	—	(400)	(1,418)
Total distributions to shareholders	(105,000)	(66,795)	(196,416)	(212,573)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	128,989	37,496	(126,172)	(62,785)

NET ASSETS
Change in net assets	(7,718)	127,563	(361,190)	(48,563)
Beginning of period	968,592	841,029	1,385,625	1,434,188
End of period	$960,874	$968,592	$1,024,435	$1,385,625
Accumulated undistributed (distributions in excess of) net investment income	$(46)	$(45)	$(32)	$(23)

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,620	$7,035	$(1,287)	$(498)
Net realized gain (loss)	59,101	156,003	(31,747)	10,762
Change in net unrealized appreciation (depreciation)	(147,138)	(6,646)	7,184	4,914
Change in net assets resulting from operations	(84,417)	156,392	(25,850)	15,178

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	(613)	(1,948)	—	—
From net realized gains	(55,891)	(37,633)	—	—
Class B Shares
From net investment income	(76)	(228)	—	—
From net realized gains	(14,795)	(9,974)	—	—
Class C Shares
From net investment income	(35)	(124)	—	—
From net realized gains	(7,793)	(5,288)	—	—
Select Class Shares
From net investment income	(1,077)	(5,575)	—	—
From net realized gains	(80,906)	(92,296)	—	—
Ultra Class Shares
From net investment income	(10)	(38)	—	—
From net realized gains	(800)	(483)	—	—
Total distributions to shareholders	(161,996)	(153,587)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(189,599)	(192,190)	452,493	(25,455)

NET ASSETS
Change in net assets	(436,012)	(189,385)	426,643	(10,277)
Beginning of period	739,380	928,765	62,519	72,796
End of period	$303,368	$739,380	$489,162	$62,519
Accumulated undistributed (distributions in excess of) net investment income	$(23)	$(1,590)	$(5)	$(2)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$711	$1,017	$55,689	$65,981
Net realized gain (loss)	20,557	37,615	345,370	488,854
Change in net unrealized appreciation (depreciation)	(41,362)	12,225	(1,449,429)	789,575
Change in net assets resulting from operations	(20,094)	50,857	(1,048,370)	1,344,410

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	(17,155)	(33,796)
From net realized gains	—	—	(263,331)	(145,970)
Class B Shares
From net investment income	—	—	—	(1,118)
From net realized gains	—	—	(16,458)	(10,457)
Class C Shares
From net investment income	—	—	—	(3,695)
From net realized gains	—	—	(55,482)	(35,418)
Select Class Shares
From net investment income	(695)	(827)	(6,750)	(14,785)
From net realized gains	(41,318)	(23,004)	(74,470)	(55,110)
Institutional Class Shares
From net investment income	—	—	(22,463)	(31,824)
From net realized gains	—	—	(169,310)	(95,197)
Total distributions to shareholders	(42,013)	(23,831)	(625,419)	(427,370)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(32,850)	(40,584)	(1,107,894)	424,154

NET ASSETS
Change in net assets	(94,957)	(13,558)	(2,781,683)	1,341,194
Beginning of period	284,546	298,104	8,628,707	7,287,513
End of period	$189,589	$284,546	$5,847,024	$8,628,707
Accumulated undistributed (distributions in excess of) net investment income	$(50)	$40	$24,875	$21,673

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,559	$71,876	$7,817	$3,843
Net realized gain (loss)	(95,100)	(65,025)	(3,534)	24,756
Change in net unrealized appreciation (depreciation)	(41,667)	105,853	(75,698)	31,286
Change in net assets resulting from operations	(95,208)	112,704	(71,415)	59,885

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	(6,015)	(5,486)	(2,316)	(748)
Return of capital	(139)	—	—	—
From net realized gains	—	—	(9,329)	(1,731)
Class B Shares
From net investment income	(810)	(515)	—	—
Return of capital	(19)	—	—	—
From net realized gains	—	—	—	—
Class C Shares
From net investment income	(5,194)	(3,745)	(1,899)	(533)
Return of capital	(120)	—	—	—
From net realized gains	—	—	(11,897)	(2,199)
Select Class Shares
From net investment income	(63,749)	(51,420)	(558)	(221)
Return of capital	(1,474)	—	—	—
From net realized gains	—	—	(1,869)	(389)
Institutional Class Shares
From net investment income	—	—	(363)	(76)
From net realized gains	—	—	(1,031)	(116)
Total distributions to shareholders	(77,520)	(61,166)	(29,262)	(6,013)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(977,522)	340,365	(5,939)	289,151

NET ASSETS
Change in net assets	(1,150,250)	391,903	(106,616)	343,023
Beginning of period	2,268,724	1,876,821	510,539	167,516
End of period	$1,118,474	$2,268,724	$403,923	$510,539
Accumulated undistributed (distributions in excess of) net investment income	$(1,471)	$36,056	$2,605	$1,773

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$92,344	$66,012	$113,532	$91,587
Dividends and distributions reinvested	52,254	34,864	66,742	63,206
Cost of shares redeemed	(125,559)	(93,518)	(191,365)	(132,338)
Change in net assets from Class A capital transactions	$19,039	$7,358	$(11,091)	$22,455

Class B
Proceeds from shares issued	$2,599	$2,399	$4,166	$4,435
Dividends and distributions reinvested	1,820	1,754	18,946	24,710
Cost of shares redeemed	(6,115)	(13,705)	(54,179)	(57,020)
Change in net assets from Class B capital transactions	$(1,696)	$(9,552)	$(31,067)	$(27,875)

Class C
Proceeds from shares issued	$5,192	$5,975	$2,954	$3,330
Dividends and distributions reinvested	2,096	1,230	4,516	5,265
Cost of shares redeemed	(4,077)	(4,331)	(11,477)	(11,972)
Change in net assets from Class C capital transactions	$3,211	$2,874	$(4,007)	$(3,377)

Select Class
Proceeds from shares issued	$140,784	$81,512	$167,436	$202,985
Dividends and distributions reinvested	42,403	24,390	20,424	16,561
Cost of shares redeemed	(74,752)	(69,086)	(269,667)	(260,625)
Change in net assets from Select Class capital transactions	$108,435	$36,816	$(81,807)	$(41,079)

Ultra
Proceeds from shares issued	$—	$—	$2,300	$1,213
Dividends and distributions reinvested	—	—	— (a)	—
Cost of shares redeemed	—	—	(500)	(14,122)
Change in net assets from Ultra capital transactions	$—	$—	$1,800	$(12,909)

Total change in net assets from capital transactions	$128,989	$37,496	$(126,172)	$(62,785)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	2,184	1,589	5,002	3,821
Reinvested	1,284	862	3,104	2,784
Redeemed	(3,037)	(2,251)	(8,609)	(5,492)
Change in Class A Shares	431	200	(503)	1,113

Class B
Issued	71	64	224	218
Reinvested	50	48	1,092	1,294
Redeemed	(163)	(365)	(3,040)	(2,776)
Change in Class B Shares	(42)	(253)	(1,724)	(1,264)

Class C
Issued	139	163	139	150
Reinvested	59	34	229	248
Redeemed	(114)	(118)	(554)	(527)
Change in Class C Shares	84	79	(186)	(129)

Select Class
Issued	3,164	1,850	7,213	8,196
Reinvested	970	567	897	697
Redeemed	(1,726)	(1,563)	(11,596)	(10,352)
Change in Select Class Shares	2,408	854	(3,486)	(1,459)

Ultra
Issued	—	—	101	50
Reinvested	—	—	— (a)	—
Redeemed	—	—	(25)	(538)
Change in Ultra Shares	—	—	76	(488)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$16,199	$30,190	$43,459	$3,407
Dividends and distributions reinvested	53,000	36,920	—	—
Cost of shares redeemed	(66,174)	(81,934)	(20,283)	(37,514)
Change in net assets from Class A capital transactions	$3,025	$(14,824)	$23,176	$(34,107)

Class B
Proceeds from shares issued	$873	$1,373	$3,770	$396
Dividends and distributions reinvested	14,264	9,628	—	—
Cost of shares redeemed	(15,457)	(16,655)	(709)	(396)
Change in net assets from Class B capital transactions	$(320)	$(5,654)	$3,061	$—

Class C
Proceeds from shares issued	$1,620	$1,573	$18,074	$260
Dividends and distributions reinvested	5,942	4,220	—	—
Cost of shares redeemed	(10,670)	(8,959)	(2,523)	(40)
Change in net assets from Class C capital transactions	$(3,108)	$(3,166)	$15,551	$220

Select Class
Proceeds from shares issued	$59,150	$74,337	$445,526	$24,360
Dividends and distributions reinvested	10,017	5,663	—	—
Cost of shares redeemed	(260,862)	(243,125)	(34,821)	(15,928)
Change in net assets from Select Class capital transactions	$(191,695)	$(163,125)	$410,705	$8,432

Ultra
Proceeds from shares issued	$3,600	$—	$—	$—
Dividends and distributions reinvested	— (a)	—	—	—
Cost of shares redeemed	(1,101)	(5,421)	—	—
Change in net assets from Ultra capital transactions	$2,499	$(5,421)	$—	$—

Total change in net assets from capital transactions	$(189,599)	$(192,190)	$452,493	$(25,455)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	1,430	1,904	4,990	465
Reinvested	5,370	2,472	—	—
Redeemed	(5,742)	(5,140)	(2,408)	(5,160)
Change in Class A Shares	1,058	(764)	2,582	(4,695)

Class B
Issued	89	92	460	56
Reinvested	1,573	682	—	—
Redeemed	(1,466)	(1,102)	(88)	(56)
Change in Class B Shares	196	(328)	372	—

Class C
Issued	175	108	2,179	35
Reinvested	656	299	—	—
Redeemed	(1,018)	(587)	(322)	(5)
Change in Class C Shares	(187)	(180)	1,857	30

Select Class
Issued	5,862	4,969	51,638	3,344
Reinvested	1,022	381	—	—
Redeemed	(20,992)	(15,427)	(4,115)	(2,007)
Change in Select Class Shares	(14,108)	(10,077)	47,523	1,337

Ultra
Issued	370	— (a)	—	—
Reinvested	— (a)	—	—	—
Redeemed	(122)	(322)	—	—
Change in Ultra Shares	248	(322)	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$562,042	$1,034,419
Dividends and distributions reinvested	—	—	255,309	161,657
Cost of shares redeemed	—	—	(1,220,196)	(765,918)
Change in net assets from Class A capital transactions	$—	$—	$(402,845)	$430,158

Class B
Proceeds from shares issued	$—	$—	$5,312	$9,136
Dividends and distributions reinvested	—	—	13,830	9,616
Cost of shares redeemed	—	—	(47,140)	(37,761)
Change in net assets from Class B capital transactions	$—	$—	$(27,998)	$(19,009)

Class C
Proceeds from shares issued	$—	$—	$32,862	$42,240
Dividends and distributions reinvested	—	—	38,842	27,199
Cost of shares redeemed	—	—	(209,276)	(132,764)
Change in net assets from Class C capital transactions	$—	$—	$(137,572)	$(63,325)

Select Class
Proceeds from shares issued	$52,668	$34,107	$85,545	$181,275
Dividends and distributions reinvested	13,816	6,210	36,585	31,011
Cost of shares redeemed	(99,334)	(80,901)	(367,286)	(429,576)
Change in net assets from Select Class capital transactions	$(32,850)	$(40,584)	$(245,156)	$(217,290)

Institutional Class
Proceeds from shares issued	$—	$—	$320,236	$688,235
Dividends and distributions reinvested	—	—	157,226	100,503
Cost of shares redeemed	—	—	(771,785)	(495,118)
Change in net assets from Institutional Class capital transactions	$—	$—	$(294,323)	$293,620

Total change in net assets from capital transactions	$(32,850)	$(40,584)	$(1,107,894)	$424,154

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Mid Cap Equity Fund		Mid Cap Value Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	—	—	22,589	39,369
Reinvested	—	—	10,634	6,236
Redeemed	—	—	(49,723)	(29,046)
Change in Class A Shares	—	—	(16,500)	16,559

Class B
Issued	—	—	224	358
Reinvested	—	—	592	380
Redeemed	—	—	(1,963)	(1,467)
Change in Class B Shares	—	—	(1,147)	(729)

Class C
Issued	—	—	1,398	1,648
Reinvested	—	—	1,658	1,072
Redeemed	—	—	(8,754)	(5,195)
Change in Class C Shares	—	—	(5,698)	(2,475)

Select Class
Issued	1,698	959	3,444	6,808
Reinvested	451	178	1,507	1,186
Redeemed	(3,029)	(2,273)	(14,684)	(16,049)
Change in Select Class Shares	(880)	(1,136)	(9,733)	(8,055)

Institutional Class
Issued	—	—	12,933	25,631
Reinvested	—	—	6,416	3,814
Redeemed	—	—	(30,783)	(18,403)
Change in Institutional Class Shares	—	—	(11,434)	11,042

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,825	$106,779	$62,486	$127,656
Dividends and distributions reinvested	3,854	2,524	9,217	1,939
Cost of shares redeemed	(145,421)	(100,921)	(80,773)	(27,429)
Change in net assets from Class A capital transactions	$(111,742)	$8,382	$(9,070)	$102,166

Class B
Proceeds from shares issued	$1,080	$2,218	$—	$—
Dividends and distributions reinvested	408	251	—	—
Cost of shares redeemed	(8,089)	(6,264)	—	—
Change in net assets from Class B capital transactions	$(6,601)	$(3,795)	$—	$—

Class C
Proceeds from shares issued	$10,774	$41,272	$47,072	$152,709
Dividends and distributions reinvested	2,563	1,678	10,498	2,028
Cost of shares redeemed	(96,336)	(60,511)	(74,918)	(16,771)
Change in net assets from Class C capital transactions	$(82,999)	$(17,561)	$(17,348)	$137,966

Select Class
Proceeds from shares issued	$211,302	$662,742	$35,339	$31,389
Dividends and distributions reinvested	7,496	2,685	1,132	236
Cost of shares redeemed	(994,978)	(312,088)	(15,947)	(4,807)
Change in net assets from Select Class capital transactions	$(776,180)	$353,339	$20,524	$26,818

Institutional Class
Proceeds from shares issued	$—	$—	$9,506	$23,082
Dividends and distributions reinvested	—	—	1,353	179
Cost of shares redeemed	—	—	(10,904)	(1,060)
Change in net assets from Institutional Class capital transactions	$—	$—	$(45)	$22,201

Total change in net assets from capital transactions	$(977,522)	$340,365	$(5,939)	$289,151

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	2,798	9,631	3,346	6,704
Reinvested	378	230	509	102
Redeemed	(13,723)	(9,099)	(4,368)	(1,496)
Change in Class A Shares	(10,547)	762	(513)	5,310

Class B
Issued	103	203	—	—
Reinvested	40	23	—	—
Redeemed	(777)	(574)	—	—
Change in Class B Shares	(634)	(348)	—	—

Class C
Issued	1,025	3,779	2,512	8,078
Reinvested	254	155	585	107
Redeemed	(9,272)	(5,545)	(4,094)	(886)
Change in Class C Shares	(7,993)	(1,611)	(997)	7,299

Select Class
Issued	19,665	59,506	1,982	1,725
Reinvested	734	244	62	12
Redeemed	(93,277)	(27,997)	(845)	(246)
Change in Select Class Shares	(72,878)	31,753	1,199	1,491

Institutional Class
Issued	—	—	519	1,207
Reinvested	—	—	75	9
Redeemed	—	—	(589)	(54)
Change in Institutional Class Shares	—	—	5	1,162

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Class A
Year Ended June 30, 2008	$44.71	$(0.27	)(f)	$(0.85)	$(1.12)	$—	$(4.83)	$(4.83)
Year Ended June 30, 2007	40.68	(0.24	)(f)	7.57	7.33	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	39.13	(0.01	)(f)	1.56	1.55	—	—	—
Year Ended December 31, 2005	38.51	(0.23	)(f)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(f)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(f)	10.61	10.27	—	(1.40)	(1.40)

Class B
Year Ended June 30, 2008	40.38	(0.43	)(f)	(0.75)	(1.18)	—	(4.83)	(4.83)
Year Ended June 30, 2007	37.22	(0.41	)(f)	6.87	6.46	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.89	(0.09	)(f)	1.42	1.33	—	—	—
Year Ended December 31, 2005	35.73	(0.40	)(f)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(f)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(f)	10.02	9.54	—	(1.40)	(1.40)

Class C
Year Ended June 30, 2008	39.68	(0.42	)(f)	(0.73)	(1.15)	—	(4.83)	(4.83)
Year Ended June 30, 2007	36.63	(0.40	)(f)	6.75	6.35	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.32	(0.10	)(f)	1.41	1.31	—	—	—
Year Ended December 31, 2005	35.20	(0.38	)(f)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(f)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(f)	9.85	9.38	—	(1.40)	(1.40)

Select
Year Ended June 30, 2008	47.64	(0.18	)(f)	(0.92)	(1.10)	—	(4.83)	(4.83)
Year Ended June 30, 2007	43.05	(0.15	)(f)	8.05	7.90	(0.01)	(3.30)	(3.31)
January 1, 2006 through June 30, 2006 (e)	41.36	0.04	(f)	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)(f)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(f)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2004	29.57	(0.21	)(f)	10.99	10.78	—	(1.40)	(1.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$38.76	(3.02)%	$472,848	1.14%	(0.64)%	1.14%	107%
44.71	19.01	526,157	1.14	(0.59)	1.14	121
40.68	3.96	470,613	1.14	(0.03)	1.17	63
39.13	9.77	458,716	1.17	(0.60)	1.17	119
38.51	16.90	441,000	1.35	(0.61)	1.37	122
37.47	36.10	412,000	1.35	(1.05)	1.46	68

34.37	(3.53)	15,736	1.64	(1.14)	1.64	107
40.38	18.41	20,189	1.64	(1.09)	1.64	121
37.22	3.71	28,031	1.64	(0.50)	1.66	63
35.89	9.23	34,126	1.67	(1.11)	1.67	119
35.73	16.31	51,000	1.85	(1.10)	1.88	122
35.27	35.37	61,000	1.85	(1.55)	1.96	68

33.70	(3.51)	24,643	1.64	(1.14)	1.64	107
39.68	18.41	25,672	1.64	(1.09)	1.64	121
36.63	3.71	20,817	1.64	(0.56)	1.67	63
35.32	9.26	17,120	1.65	(1.07)	1.66	119
35.20	16.32	7,000	1.85	(1.09)	1.87	122
34.81	35.17	4,000	1.85	(1.55)	1.96	68

41.71	(2.78)	447,647	0.89	(0.39)	0.89	107
47.64	19.30	396,574	0.89	(0.34)	0.89	121
43.05	4.09	321,568	0.89	0.19	0.92	63
41.36	10.10	275,518	0.90	(0.33)	0.90	119
40.42	17.37	43,000	0.93	(0.21)	1.30	122
38.95	36.64	4,000	0.93	(0.63)	1.54	68

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains
Diversified Mid Cap Growth Fund
Class A
Year Ended June 30, 2008	$24.89	$(0.17	)(f)	$(0.45)	$(0.62)	$(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41	4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97	2.87	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35	2.15	—
Year Ended June 30, 2004	18.15	(0.14)		3.83	3.69	—

Class B
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)	(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76	3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09	2.39	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44	1.77	—
Year Ended June 30, 2004	16.29	(0.28)		3.43	3.15	—

Class C
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)	(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14	3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03	2.60	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68	1.91	—
Year Ended June 30, 2004	17.65	(0.31)		3.73	3.42	—

Select Class
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)	(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60	4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94	3.04	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29	2.28	—
Year Ended June 30, 2004	18.66	(0.10)		3.94	3.84	—

Ultra
Year Ended June 30, 2008	26.19	(0.09	)(f)	(0.50)	(0.59)	(3.81)
Year Ended June 30, 2007	25.85	(0.09	)(f)	4.62	4.53	(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14	3.07	(2.01)
February 22, 2005 (e) through June 30, 2005	23.72	(0.04)		1.11	1.07	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$20.46	(3.22	)%(g)	$384,225	1.24%	(0.75)%	1.39%	95%
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112
23.99	9.84		436,185	1.24	(0.76)	1.37	119
21.84	20.33		544,217	1.22	(0.69)	1.33	48

16.45	(3.90	)(g)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112
21.21	9.10		195,917	1.96	(1.48)	1.98	119
19.44	19.34		238,738	1.97	(1.44)	1.98	48

18.70	(3.85	)(g)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112
22.98	9.06		46,607	1.96	(1.48)	1.98	119
21.07	19.38		67,274	1.97	(1.44)	1.98	48

21.68	(3.02	)(g)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112
24.78	10.13		1,040,265	0.99	(0.50)	1.05	119
22.50	20.58		1,764,404	0.97	(0.44)	0.98	48

21.79	(2.92	)(g)	3,947	0.88	(0.39)	0.89	95
26.19	19.13		2,749	0.86	(0.34)	0.86	119
25.85	12.63		15,333	0.88	(0.06)	0.91	112
24.79	4.51		11,641	0.88	(0.44)	0.90	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Value Fund
Class A
Year Ended June 30, 2008	$15.85	$0.09	(f)	$(2.19)	$(2.10)	$(0.04)	$(4.72)	$(4.76)
Year Ended June 30, 2007	15.92	0.12	(f)	2.80	2.92	(0.14)	(2.85)	(2.99)
Year Ended June 30, 2006	19.15	0.12		1.49	1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29	2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87	3.93	(0.06)	—	(0.06)

Class B
Year Ended June 30, 2008	15.01	0.01	(f)	(2.04)	(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.03		1.43	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24	2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—

Class C
Year Ended June 30, 2008	15.01	0.01	(f)	(2.04)	(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.06		1.40	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20	2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—

Select Class
Year Ended June 30, 2008	15.77	0.11	(f)	(2.17)	(2.06)	(0.06)	(4.72)	(4.78)
Year Ended June 30, 2007	15.85	0.16	(f)	2.78	2.94	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2006	19.07	0.17		1.49	1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25	2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86	3.96	(0.10)	—	(0.10)

Ultra
Year Ended June 30, 2008	15.77	0.14	(f)	(2.18)	(2.04)	(0.07)	(4.72)	(4.79)
Year Ended June 30, 2007	15.85	0.17	(f)	2.80	2.97	(0.20)	(2.85)	(3.05)
Year Ended June 30, 2006	19.08	0.18		1.49	1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (e) through June 30, 2005	18.06	0.11		1.02	1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	Includes interest expense of 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.99	(15.81	)%(g)	$130,114	1.25	%(h)	0.72%	1.40%	58%
15.85	19.66		212,613	1.22		0.73	1.33	47
15.92	9.45		225,776	1.24		0.70	1.36	52
19.15	14.17		238,939	1.22		0.78	1.33	67
17.41	29.06		231,511	1.19		0.40	1.31	24

8.24	(16.35	)(g)	31,181	1.85		0.11	1.91	58
15.01	18.89		53,843	1.83		0.13	1.83	47
15.24	8.89		59,652	1.84		0.09	1.86	52
18.54	13.40		68,550	1.90		(0.03)	1.93	67
16.92	28.08		69,874	1.94		(0.35)	1.96	24

8.24	(16.32	)(g)	14,704	1.85		0.09	1.90	58
15.01	18.89		29,590	1.83		0.13	1.83	47
15.24	8.89		32,775	1.84		0.11	1.86	52
18.54	13.43		29,777	1.90		0.11	1.93	67
16.92	28.08		23,155	1.94		(0.35)	1.96	24

8.93	(15.64	)(g)	123,635	1.00	(h)	0.89	1.15	58
15.77	19.97		440,662	0.97		0.98	1.08	47
15.85	9.79		602,775	0.99		0.92	1.11	52
19.07	14.46		959,801	0.96		0.87	1.01	67
17.34	29.43		1,541,179	0.94		0.65	0.96	24

8.94	(15.50	)(g)	3,734	0.85	(h)	1.21	0.91	58
15.77	20.13		2,672	0.83		1.05	0.83	47
15.85	9.89		7,787	0.84		1.09	0.86	52
19.08	6.25		12,499	0.81		1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Year Ended June 30, 2008	$8.18	$(0.05	)(g)	$0.01	$(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(g)	1.60	1.55
January 1, 2006 through June 30, 2006 (e)	6.35	(0.01	)(g)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	)(g)	0.66	0.61
Year Ended December 31, 2004	4.91	(0.03	)(g)	0.86	0.83
Year Ended December 31, 2003	3.57	(0.04	)(g)	1.38	1.34

Class B
Year Ended June 30, 2008	7.76	(0.09	)(g)	— (h)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(g)	1.53	1.43
January 1, 2006 through June 30, 2006 (e)	6.08	(0.03	)(g)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09)		0.63	0.54
Year Ended December 31, 2004	4.77	(0.07	)(g)	0.84	0.77
Year Ended December 31, 2003	3.49	(0.07	)(g)	1.35	1.28

Class C
Year Ended June 30, 2008	7.76	(0.09	)(g)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(g)	1.53	1.42
May 1, 2006 (f) through June 30, 2006 (e)	6.80	(0.04	)(g)	(0.42)	(0.46)

Select Class
Year Ended June 30, 2008	8.20	(0.03	)(g)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(g)	1.60	1.56
May 1, 2006 (f) through June 30, 2006 (e)	7.11	(0.01	)(g)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.14	(0.49)%	$70,546	1.34%		(0.58)%	1.47%	118%
8.18	23.38	49,782	1.36	(i)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118
4.91	37.53	58,000	1.35		(1.05)	1.77	69

7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(i)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118
4.77	36.68	3,000	2.05		(1.75)	2.33	69

7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(i)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(i)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Equity Fund
Select Class
Year Ended June 30, 2008	$37.93	$0.11		$(2.80)	$(2.69)	$(0.11)	$(6.50)	$(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (e)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$28.63	(8.19)%	$189,589	0.91%	0.32%	1.12%	79%
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102
31.18	32.29	194,000	0.90	0.48	1.14	62

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2008	$27.71	$0.16		$(3.78)	$(3.62)	$(0.12)	$(2.06)	$(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (e)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(f)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(f)	3.71	3.78	(0.04)	(0.31)	(0.35)
Year Ended December 31, 2003	14.44	0.09	(f)	4.25	4.34	(0.05)	(0.11)	(0.16)

Class B
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(f) (g)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.32	(0.03)		4.19	4.16	—	(0.11)	(0.11)

Class C
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(f) (g)	1.81	1.81	— (g)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.35	(0.03)		4.20	4.17	— (g)	(0.11)	(0.11)

Select Class
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (e)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(f)	1.85	2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(f)	3.74	3.86	(0.07)	(0.31)	(0.38)
Year Ended December 31, 2003	14.48	0.12	(f)	4.27	4.39	(0.06)	(0.11)	(0.17)

Institutional Class
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (e)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(f)	4.27	4.44	(0.08)	(0.11)	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$21.91	(13.70)%	$2,661,377	1.25%	0.66%	1.42%	31%
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41
18.62	30.07	275,000	1.25	0.51	1.65	32

21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41
18.37	29.06	68,000	1.95	(0.21)	2.19	32

21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41
18.41	29.09	103,000	1.95	(0.19)	2.19	32

22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41
18.70	30.34	76,000	1.00	0.74	1.24	32

22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41
18.77	30.62	334,000	0.75	1.00	1.07	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2008	$11.24	$0.28 (d)	$(0.74)	$(0.46)	$(0.54)	$—	$(0.01)	$(0.55)	$—
Year Ended June 30, 2007	10.98	0.37	0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26	0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(c)
Year Ended June 30, 2005	10.61	0.04	0.40	0.44	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)	0.64	0.59	—	(0.03)	—	(0.03)	—

Class B
Year Ended June 30, 2008	11.07	0.17 (d)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29	0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17	0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(c)
Year Ended June 30, 2005	10.53	(0.02)	0.37	0.35	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)	0.64	0.52	—	(0.03)	—	(0.03)	—

Class C
Year Ended June 30, 2008	11.07	0.19 (d)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29	0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17	0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(c)
Year Ended June 30, 2005	10.53	(0.01)	0.37	0.36	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)	0.62	0.52	—	(0.03)	—	(0.03)	—

Select Class
Year Ended June 30, 2008	11.31	0.30 (d)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36	0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24	0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(c)
Year Ended June 30, 2005	10.64	0.07	0.40	0.47	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)	0.66	0.62	—	(0.03)	—	(0.03)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(c)	Amount rounds to less than $0.01.

(d)	Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (b)	Net expenses (excluding dividend expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate

$10.23	(4.00)%	$77,838	2.52%	1.51%	2.62%	2.94%	1.93%	116%
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73	1.85	257

10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198
10.53	5.14	29,222	3.13	.2.25	(1.65)	3.43	2.55	257

10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40	2.55	257

10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198
10.64	6.13	629,820	2.13	1.25	(0.63)	2.42	1.54	257

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Value Advantage
Class A
Year Ended June 30, 2008	$20.45	$0.35		$(3.19)	$(2.84)	$(0.24)	$(0.99)	$(1.23)
Year Ended June 30, 2007	17.17	0.26	(g)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006 (e)	15.88	0.10	(g)	1.19	1.29	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.13	(g)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(g)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006 (e)	15.85	0.05	(g)	1.20	1.25	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.06	(g)	1.00	1.06	(0.03)	(0.18)	(0.21)

Select Class
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(g)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006 (e)	15.91	0.12	(g)	1.19	1.31	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.15	(g)	1.01	1.16	(0.07)	(0.18)	(0.25)

Institutional Class
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(g)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (e)	15.83	0.25	(g)	1.08	1.33	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.38	(14.42)%	$152,696	1.25%	1.87%	1.43%	103%
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Capital Growth Fund	Class A, Class B, Class C and Select Class	JPM I
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Growth Advantage Fund	Class A, Class B, Class C and Select Class	JPMMFIT
Mid Cap Equity Fund	Select Class	JPM I
Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPMFMFG
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent

90   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the values and percentage of net assets of illiquid securities as of June 30, 2008 (amounts in thousands):

	Value	Percentage
Capital Growth Fund	$6,913	0.7%
Mid Cap Value Fund	2,469	—	(a)

(a)	Less than 0.1%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Short Sales — The Funds (except Diversified Mid Cap Growth Fund and Diversified Mid Cap Value Fund) may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

As of June 30, 2008, the Multi-Cap Market Neutral fund had outstanding short sales as listed on its Schedule of Investments.

E. Securities Lending — To generate additional income, each Fund (except the Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2008, the following Funds had securities with the following values on loan, received the following collateral, and for the year then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
Capital Growth Fund	$67,083	$69,185	$40
Diversified Mid Cap Growth Fund	71,855	73,951	66
Diversified Mid Cap Value Fund	28,855	29,586	19
Growth Advantage Fund	19,988	20,484	6
Mid Cap Equity Fund	15,430	16,018	6
Mid Cap Value Fund	190,493	197,496	128

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Diversified Mid Cap Growth, Diversified Mid Cap Value and Mid Cap Equity Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting

92   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Capital Growth Fund	$(2,791)	$5,466	$(2,675)
Diversified Mid Cap Growth Fund	10,731	8,328	(19,059)
Diversified Mid Cap Value Fund	3,503	(242)	(3,261)
Growth Advantage Fund	(1,285)	1,284	1
Mid Cap Equity Fund	519	(106)	(413)
Mid Cap Value Fund	(774)	(6,119)	6,893
Multi-Cap Market Neutral Fund	(1,752)	(1,566)	3,318
Value Advantage Fund	—	(1,849)	1,849

The reclassifications for the Funds relate primarily to net operating loss (for Capital Growth Fund, Diversified Mid Cap Growth Fund and Growth Advantage Fund), tax equalization (for Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Equity Fund), investments in partnerships, Taxable overdistribution (for Capital Growth Fund), non-taxable special dividends, distributions from investments in real estate investment trusts (for Multi-Cap Market Neutral Fund), dividend expense for securities sold short (for Multi-Cap Market Neutral Fund), distribution reclassification (for Diversified Mid Cap Value Fund and Mid Cap Value Fund) and tax returns of capital (for Multi-Cap Market Neutral Fund).

K. Recent Accounting Pronouncements — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by their Advisors or their affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2008 were as follows (amounts in thousands):

Capital Growth Fund	$41
Diversified Mid Cap Growth Fund	37
Diversified Mid Cap Value Fund	9
Growth Advantage Fund	24
Mid Cap Equity Fund	10
Mid Cap Value Fund	210
Multi-Cap Market Neutral Fund	137
Value Advantage Fund	45

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75
Diversified Mid Cap Value Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Multi-Cap Market Neutral Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Capital Growth Fund	$25	$14
Diversified Mid Cap Growth Fund	20	62
Diversified Mid Cap Value Fund	5	45
Growth Advantage Fund	48	47
Mid Cap Value Fund	38	380
Multi-Cap Market Neutral Fund	6	6
Value Advantage Fund	64	50

The Distributor waived Distribution fees as outlined in Note 3.F.

94   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a
Growth Advantage Fund	0.25	0.25	0.25	0.25	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10%
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	0.25	n/a
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the year ended June 30, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2008.

For the year ended June 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$31	$1,505	$1,536
Diversified Mid Cap Value Fund	—	218	429	647
Growth Advantage Fund	37	4	97	138
Mid Cap Equity Fund	—	—	249	249
Mid Cap Value Fund	7,559	2,704	2,155	12,418
Multi-Cap Market Neutral Fund	—	—	2,372	2,372
Value Advantage Fund	531	272	21	824

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$4	$—	$4
Diversified Mid Cap Value Fund	—	34	—	34
Mid Cap Equity Fund	—	29	195	224
Mid Cap Value Fund	1,039	370	—	1,409
Multi-Cap Market Neutral Fund	2,287	350	1,134	3,771

The Payment by affiliate amount shown in the Statements of Operations represents a payment received by the Diversified Mid Cap Growth Fund and the Diversified Mid Cap Value Fund from their Advisor. This payment results from the resolution of a Securities and Exchange Commission (the “SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G. Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 20, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2008, the Funds, with the exception of Diversified Mid Cap Growth Fund, did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors. For the year ended June 30, 2008, the Diversified Mid Cap Growth Fund incurred approximately $462 in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$1,050,870	$1,038,245	$—	$—
Diversified Mid Cap Growth Fund	1,147,459	1,462,792	—	—
Diversified Mid Cap Value Fund	283,330	630,572	—	—
Growth Advantage Fund	743,115	305,672	—	—
Mid Cap Equity Fund	172,876	248,081	—	—
Mid Cap Value Fund	2,219,466	3,745,566	—	—
Multi-Cap Market Neutral Fund	1,665,214	2,433,828	1,838,233	2,740,757
Value Advantage Fund	470,197	455,407	—	—

During the year ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows (amounts in thousands):

96   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$920,124	$182,384	$56,485	$125,899
Diversified Mid Cap Growth Fund	981,280	197,952	61,102	136,850
Diversified Mid Cap Value Fund	309,407	48,852	29,493	19,359
Growth Advantage Fund	501,007	37,586	26,242	11,344
Mid Cap Equity Fund	184,864	32,482	11,135	21,347
Mid Cap Value Fund	5,766,598	826,043	563,250	262,793
Multi-Cap Market Neutral Fund	1,057,305	125,924	132,427	(6,503)
Value Advantage Fund	441,609	27,360	67,288	(39,928)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, non-taxable special dividends and partnership basis outstanding (for Value Advantage Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Capital Growth Fund	$48,137	$56,863	—	$105,000
Diversified Mid Cap Growth Fund	58,753	137,663	—	196,416
Diversified Mid Cap Value Fund	15,718	146,278	—	161,996
Mid Cap Equity Fund	11,265	30,748	—	42,013
Mid Cap Value Fund	71,846	553,573	—	625,419
Multi-Cap Market Neutral Fund	75,768	—	1,752	77,520
Value Advantage Fund	23,349	5,913	—	29,262

The tax character of distributions paid during the fiscal year ended June 30, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Capital Growth Fund	$10,997	$55,798	$66,795
Diversified Mid Cap Growth Fund	30,732	181,841	212,573
Diversified Mid Cap Value Fund	19,413	134,174	153,587
Mid Cap Equity Fund	5,748	18,083	23,831
Mid Cap Value Fund	212,636	214,734	427,370
Multi-Cap Market Neutral Fund	61,166	—	61,166
Value Advantage Fund	5,857	156	6,013

At June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Capital Growth Fund	$—	$(225)	$125,899
Diversified Mid Cap Growth Fund	—	15,730	136,850
Diversified Mid Cap Value Fund	—	17,563	19,359
Growth Advantage Fund	—	(228,887)	11,344
Mid Cap Equity Fund	57	9,934	21,347
Mid Cap Value Fund	25,023	168,318	262,793
Multi-Cap Market Neutral Fund	—	(141,022)	127,316
Value Advantage Fund	2,892	1,783	(39,928)

For the Funds, cumulative timing differences primarily consist of Post-October loss deferrals (For Capital Growth Fund, Growth Advantage Fund and Multi-Cap Market Neutral Fund), wash sale loss deferrals, non-taxable special dividends and partnership basis outstanding (for Value Advantage Fund).

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

As of June 30, 2008, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2009	2010	2011	2015	2016	Total
*Capital Growth Fund	$—	$—	$225	$—	$—	$225
Growth Advantage Fund	197,996	28,364	2,527	—	—	228,887
Multi-Cap Market Neutral Fund	—	—	—	43,987	97,035	141,022

*	Subject to limitation under Code sections 381-384

During the year ended June 30, 2008, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Capital Growth Fund	$113
Growth Advantage Fund	3,487

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2008, the Funds deferred to July 1, 2008 post October capital losses of (amounts in thousands):

Capital Losses
Capital Growth Fund	$4,323
Growth Advantage Fund	26,243
Multi-Cap Market Neutral Fund	16,713

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2008, the Funds deferred to July 1, 2008 post October currency losses of (amounts in thousands):

Currency Losses
Diversified Mid Cap Growth Fund	—	(a)
Mid Cap Value Fund	—	(a)

(a)	Amount rounds to less than $1,000.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2008. The outstanding borrowings from another fund and average borrowings from the Facility for the year ended June 30, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Diversified Mid Cap Growth Fund	$939	2	$—	(a)
Diversified Mid Cap Value Fund	4,110	38	18
Growth Advantage Fund	370	1	—	(a)
Mid Cap Equity Fund	2,977	17	6
Mid Cap Value Fund	44,653	4	17
Multi-Cap Market Neutral Fund	2,880	4	2
Value Advantage Fund	1,735	7	1

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

98   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, Growth Advantage Fund, Mid Cap Equity Fund and Multi-Cap Market Neutral Fund, one or more affiliates of the Funds’ investment adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   99

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Mutual Fund Investment Trust, JPMorgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of the JPMorgan Capital Growth Fund, JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Diversified Mid Cap Value Fund, JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund, and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JPMorgan Capital Growth Fund, JPMorgan Mid Cap Equity Fund, and JPMorgan Value Advantage Fund (each a separate Fund of JPMorgan Trust I), JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Diversified Mid Cap Value Fund, and JPMorgan Multi-Cap Market Neutral Fund (each a separate Fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate Fund of JPMorgan Mutual Fund Investment Trust), and JPMorgan Mid Cap Value Fund (a separate Fund of JPMorgan Fleming Mutual Fund Group, Inc) hereafter collectively referred to as the “Funds”, at June 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2008

100   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	146	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	146	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	146
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	146	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	146	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	146	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	146	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   101

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	146	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	146	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	146	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	146	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	146
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (146 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

102   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual	$1,000.00	$925.10	$5.50	1.15%
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class B
Actual	1,000.00	922.70	7.89	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Class C
Actual	1,000.00	922.80	7.89	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Select Class
Actual	1,000.00	926.10	4.31	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90

Diversified Mid Cap Growth Fund
Class A
Actual	1,000.00	924.10	5.93	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class B
Actual	1,000.00	921.10	8.98	1.88
Hypothetical	1,000.00	1,015.51	9.42	1.88
Class C
Actual	1,000.00	921.20	8.98	1.88
Hypothetical	1,000.00	1,015.51	9.42	1.88

104   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$924.90	$4.74	0.99%
Hypothetical	1,000.00	1,019.94	4.97	0.99
Ultra
Actual	1,000.00	925.70	4.21	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88

Diversified Mid Cap Value Fund
Class A
Actual	1,000.00	901.30	5.91	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class B
Actual	1,000.00	898.60	8.73	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Class C
Actual	1,000.00	898.50	8.73	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Select Class
Actual	1,000.00	902.20	4.73	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Ultra
Actual	1,000.00	898.50	4.01	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85

Growth Advantage Fund
Class A
Actual	1,000.00	896.50	6.27	1.33
Hypothetical	1,000.00	1,018.25	6.67	1.33
Class B
Actual	1,000.00	893.90	8.66	1.84
Hypothetical	1,000.00	1,015.71	9.22	1.84
Class C
Actual	1,000.00	894.10	8.67	1.84
Hypothetical	1,000.00	1,015.71	9.22	1.84
Select Class
Actual	1,000.00	896.90	5.09	1.08
Hypothetical	1,000.00	1,019.49	5.42	1.08

Mid Cap Equity Fund
Select Class
Actual	1,000.00	917.90	4.34	0.91
Hypothetical	1,000.00	1,020.34	4.57	0.91

Mid Cap Value Fund
Class A
Actual	1,000.00	906.90	5.93	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class B
Actual	1,000.00	905.10	8.29	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class C
Actual	$1,000.00	$904.60	$8.29	1.75%
Hypothetical	1,000.00	1,016.16	8.77	1.75
Select Class
Actual	1,000.00	908.50	4.75	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Institutional Class
Actual	1,000.00	909.50	3.56	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,012.60	6.46	1.29
Hypothetical	1,000.00	1,018.45	6.47	1.29
Class B
Actual	1,000.00	1,008.70	10.29	2.06
Hypothetical	1,000.00	1,014.62	10.32	2.06
Class C
Actual	1,000.00	1,008.60	10.19	2.04
Hypothetical	1,000.00	1,014.72	10.22	2.04
Select Class
Actual	1,000.00	1,014.00	5.36	1.07
Hypothetical	1,000.00	1,019.54	5.37	1.07

Value Advantage Fund
Class A
Actual	1,000.00	896.10	5.89	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	893.80	8.24	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Select Class
Actual	1,000.00	897.40	4.72	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Institutional Class
Actual	1,000.00	898.60	3.54	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period).

106   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2008:

Dividend Received Deduction
Capital Growth Fund	13.51%
Diversified Mid Cap Growth Fund	14.44
Diversified Mid Cap Value Fund	62.49
Mid Cap Equity Fund	36.75
Mid Cap Value Fund	99.40
Multi Cap Market Neutral Fund	44.86
Value Advantage Fund	30.77

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Capital Growth Fund	$3,909
Diversified Mid Cap Growth Fund	7,420
Diversified Mid Cap Value Fund	15,957
Mid Cap Equity Fund	11,265
Mid Cap Value Fund	71,846
Multi Cap Market Neutral Fund	75,767
Value Advantage Fund	6,161

Long-Term Capital Gain Designation —15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2008 (amounts in thousands):

Long-Term Capital Gain Distribution
Capital Growth Fund	$56,863
Diversified Mid Cap Growth Fund	139,144
Diversified Mid Cap Value Fund	149,957
Mid Cap Equity Fund	31,295
Mid Cap Value Fund	553,573
Value Advantage Fund	5,913

Short-Term Capital Gain Designation

For the fiscal year ended June 30, 2008, the Funds designate the following amount of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short-Term Gain
Capital Growth Fund	$48,137
Diversified Mid Cap Growth Fund	58,753
Diversified Mid Cap Value Fund	14,146
Mid Cap Equity Fund	10,545
Mid Cap Value Fund	26,224
Value Advantage Fund	18,090

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   107

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	AN-MC-608

ANNUAL REPORT JUNE 30, 2008

JPMorgan Funds

Large Cap

Funds

JPMorgan Disciplined Equity Fund
JPMorgan Equity Income Fund
JPMorgan Equity Income II Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Disciplined Equity Fund	2
JPMorgan Equity Income Fund	4
JPMorgan Equity Income II Fund	6
JPMorgan Growth and Income Fund	8
JPMorgan Large Cap Growth Fund	10
JPMorgan Large Cap Value Fund	12
JPMorgan U.S. Equity Fund	14
JPMorgan U.S. Large Cap Core Plus Fund	16
Schedules of Portfolio Investments	19
Financial Statements	48
Financial Highlights	64
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	91
Trustees	92
Officers	94
Schedule of Shareholder Expenses	95
Tax Letter	98

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this annual report for the JPMorgan Large Cap Funds. Inside, you’ll find information detailing the performance of the Funds for the 12-month period ended June 30, 2008, along with a report from the portfolio managers.

“Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the 12 months, as negative news affected the financial markets and U.S. economy. For most of 2007, stock performance was generally healthy. But, late in the calendar year, problems in other segments of the economy — including fallout from the weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the stock market.

As these problems gained momentum, volatility increased and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth. The Fed launched an aggressive easing campaign in September 2007 that cut the fed funds target rate from 5.25% to 2.00% by the end of the reporting period.

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

Stock returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –13.12%, while large-, mid- and small-cap stocks returned –12.36%, –11.19% and –16.19%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   1

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 3, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$204,494
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index,* returned –14.83%** (Institutional Class Shares) for the 12 months ended June 30, 2008, compared to the –13.12% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the insurance, capital markets and energy sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Ambac Financial Group Inc. and MBIA Inc. detracted from performance. Credit-related issues plagued these two financial guarantors since last summer. The marking-to-market of credit derivative securities and collateralized debt obligations (CDOs), including CDOs backed by other CDOs and mortgages, led to significant write-downs and bottom line losses. Additionally, further bad news came when rating agency Fitch downgraded both firms from AAA to AA. An overweight in CIT Group Inc., a secured commercial and consumer finance company, also hurt returns. The company struggled with liquidity issues due primarily to its exposure to risky sub-prime mortgages. The company’s shares stumbled on speculation about a possible buy-out and on a ratings downgrade from Moody’s.

On the positive side, stock selection in the media, systems/network hardware and semiconductor sectors helped returns. At the individual stock level, railroad operator Norfolk Southern Corp. contributed to performance. The company reported strong earnings due to increased profits, despite higher fuel costs driven by improved core pricing and operating margin expansion. Although the railroad industry faced market headwinds during the period, the company remained more competitive than other forms of service transportation, including trucking, due to improved operational efficiency and investment in new tracks. An underweight in American International Group Inc., an insurance and financial services company, also aided returns. The company’s shares sold off due to credit-related write-downs, management shakeups and a number of credit downgrades by ratings agencies. An overweight in United States Steel Corp. helped performance. The company consistently reported solid quarterly earnings due to higher steel prices and was supported by a number of tailwinds, including rising steel prices in China due to growing consumption, higher iron ore prices and increased industry discipline.

Q:	HOW WAS THE FUND MANAGED?

A:	We managed the Fund to its objective. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the S&P 500 Index. During the period, the Fund had a higher growth rate than the index and a lower 12-month forward price/earnings (P/E) ratio. We continued to seek investment opportunities in companies that were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.1%
2.	Chevron Corp.	2.5
3.	Microsoft Corp.	2.5
4.	Procter & Gamble Co.	2.1
5.	General Electric Co.	2.0
6.	International Business Machines Corp.	1.9
7.	Coca-Cola Co. (The)	1.9
8.	AT&T, Inc.	1.8
9.	Abbott Laboratories	1.8
10.	Verizon Communications, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	16.3%
Energy	15.8
Financials	14.1
Health Care	11.7
Consumer Staples	10.9
Industrials	10.1
Consumer Discretionary	7.8
Utilities	4.2
Materials	4.1
Telecommunication Services	3.7
U.S. Treasury Obligation	0.1
Short-Term Investment	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(15.18)%	6.76%	1.70%
With Sales Charge*		(19.62)	5.62	1.15
SELECT CLASS SHARES	9/10/01	(14.93)	7.06	1.88
INSTITUTIONAL CLASS SHARES	1/3/97	(14.83)	7.21	2.11
ULTRA SHARES	3/24/03	(14.78)	7.32	2.17

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01, operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares from 12/31/97 to 9/7/01 reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Ultra Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   3

JPMorgan Equity Income Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1987
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$183,855
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income Fund, which seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities,* returned –16.26%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –13.12% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the materials and energy sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Freddie Mac, the government-sponsored enterprise providing support to the U.S. residential mortgage market, detracted from performance. The company’s shares declined due to higher credit costs from increased loan delinquencies and continued housing market woes that have affected its mortgage portfolio. Diversified financial services company Citigroup Inc. also hindered returns. The company was hurt by several industry-wide headwinds, including disruptions in the market for mortgage backed securities and deteriorating consumer credit. The company lowered its future guidance on rising credit costs and additional asset write-downs resulting for mortgage-related investment activity. Furthermore, credit losses continued to accelerate due to difficulties in its residential real estate-secured lending, autos and credit card divisions.

On the positive side, an overweight in the consumer staples sector and an underweight in the consumer discretionary sector helped returns. At the individual stock level, Chevron Corp., an integrated oil company, contributed to performance. The company benefited from strong energy prices. The company realized solid exploration success rates that bolstered its reserve base. Growth drivers included discoveries made in the Gulf of Mexico and natural gas development projects in Australia and Asia. The company also upgraded its Asian refining facilities to more efficiently process heavier grades of crude and facilitate the expected growth within the region. Additionally, management maintained a strong track record of returning capital to shareholders via raising dividend payments. ConocoPhillips, an integrated energy company, also aided returns. The company’s shares rose due to record first-quarter earnings on higher oil and gas prices. Additionally, the company realized greater income from its investment in Lukoil.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remained on stock selection, believing that quality companies trading at attractive valuations would have the greatest potential to outperform in the long-term. As the Fund aimed to purchase stocks that had above-average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	6.0%
2.	Chevron Corp.	3.6
3.	ConocoPhillips	3.0
4.	AT&T, Inc.	2.5
5.	Lorillard, Inc.	2.2
6.	Johnson & Johnson	2.1
7.	Chubb Corp. (The)	2.0
8.	Verizon Communications, Inc.	1.9
9.	V.F. Corp.	1.9
10.	Procter & Gamble Co.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	19.7%
Energy	15.6
Consumer Staples	15.6
Health Care	8.8
Industrials	8.4
Utilities	8.2
Consumer Discretionary	7.1
Telecommunication Services	6.3
Materials	5.3
Information Technology	1.4
Short-Term Investment	3.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(16.48)%	7.23%	2.68%
With Sales Charge*		(20.88)	6.08	2.12
CLASS B SHARES	1/14/94
Without CDSC		(16.90)	6.61	2.11
With CDSC**		(21.90)	6.30	2.11
CLASS C SHARES	11/4/97
Without CDSC		(16.92)	6.60	2.02
With CDSC***		(17.92)	6.60	2.02
SELECT CLASS SHARES	7/2/87	(16.26)	7.52	2.96

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the S&P 500 Index and the Lipper Equity Income Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   5

JPMorgan Equity Income II Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$50,715
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income II Fund, which seeks current income and as a secondary objective, capital appreciation,* returned –16.24%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –13.12% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the materials and energy sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Freddie Mac, the government-sponsored enterprise providing support to the U.S. residential mortgage market, detracted from performance. The company’s shares declined due to higher credit costs from increased loan delinquencies and continued housing market woes that have affected its mortgage portfolio. Diversified financial services company Citigroup Inc. also hindered returns. The company was hurt by several industry-wide headwinds, including disruptions in the market for mortgage backed securities and deteriorating consumer credit. The company lowered its future guidance on rising credit costs and additional asset write-downs resulting for mortgage-related investment activity. Furthermore, credit losses continued to accelerate due to difficulties in its residential real estate-secured lending, autos and credit card divisions.

On the positive side, an overweight in the consumer staples sector and an underweight in the consumer discretionary sector helped returns. At the individual stock level, Chevron Corp., an integrated oil company, contributed to performance. The company benefited from strong energy prices. The company realized solid exploration success rates that bolstered its reserve base. Growth drivers included discoveries made in the Gulf of Mexico and natural gas development projects in Australia and Asia. The company also upgraded its Asian refining facilities to more efficiently process heavier grades of crude and facilitate the expected growth within the region. Additionally, management maintained a strong track record of returning capital to shareholders via raising dividend payments. ConocoPhillips, an integrated energy company, also aided returns. The company’s shares rose due to record first-quarter earnings on higher oil and gas prices. Additionally, the company realized greater income from its investment in Lukoil.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remained on stock selection, believing that quality companies trading at attractive valuations would have the greatest potential to outperform in the long-term. As the Fund aimed to purchase stocks that had above-average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	6.0%
2.	Chevron Corp.	3.7
3.	ConocoPhillips	3.1
4.	AT&T, Inc.	2.6
5.	Lorillard, Inc.	2.2
6.	Johnson & Johnson	2.1
7.	Chubb Corp. (The)	2.0
8.	Verizon Communications, Inc.	2.0
9.	V.F. Corp.	1.9
10.	Procter & Gamble Co.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.0%
Consumer Staples	15.8
Energy	15.8
Health Care	8.9
Industrials	8.5
Utilities	8.3
Consumer Discretionary	7.2
Telecommunication Services	6.4
Materials	5.4
Information Technology	1.4
Short-Term Investment	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

6   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(16.24)%	8.33%	2.18%

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2006, the Fund’s investment objective and strategies changed and the Fund is no longer managed in a tax-sensitive manner. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

As of September 15, 2006, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Tax Aware Large Cap Value. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to September 15, 2006 might be less pertinent for investors considering whether to purchase shares of the Fund.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income II Fund, S&P 500 Index and Lipper Equity Income Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on the net asset value calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   7

JPMorgan Growth and Income Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$438,001
Primary Benchmark	S&P 500/Citigroup Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends,* returned –18.43%** (Class A Shares, no sales charge) over the 12 months ended June 30, 2008, compared to the –20.25% return for the S&P 500/Citigroup Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to an overweight in the energy sector as well as stock selection and an underweight in the financial sector. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash). At the individual stock level, Devon Energy Corp., an oil and natural gas exploration and production company, helped returns. The company’s shares rose on news that the company delivered better-than-expected organic growth and raised its production targets. Additionally, the company continued to benefit from future production through discoveries in the Gulf of Mexico, Canadian oil sands and natural gas fields in Texas. Chevron Corp., an integrated oil company, also helped returns. The company benefited from strong energy prices. The company realized solid exploration success rates that bolstered its reserve base. Growth drivers included discoveries made in the Gulf of Mexico and natural gas development projects in Australia and Asia. The company also upgraded its Asian refining facilities to more efficiently process heavier grades of crude oil and facilitate the expected growth within the region. Additionally, management maintained a strong track record of returning capital to shareholders via raising dividend payments.

On the negative side, an underweight in the industrial sector as well as stock selection and an underweight in the utility sector hurt results. At the individual stock level, Freddie Mac, the government-sponsored enterprise providing support to the U.S. residential mortgage market, detracted from performance. The company’s shares declined due to higher credit costs from increased loan delinquencies and continued housing market woes that have affected its mortgage portfolio. Diversified financial services company Citigroup Inc. also hindered returns. The company was hurt by multiple industry headwinds, including disruptions in the market for mortgage backed securities and deteriorating consumer credit. The company lowered its future guidance on rising credit costs and additional asset write-downs resulting from mortgage-related investment activity. Furthermore, credit losses continued to accelerate due to difficulties in its residential real estate-secured lending, autos and credit card divisions.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio manager aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments included companies that the portfolio manager believed to possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.6%
2.	Chevron Corp.	2.5
3.	Microsoft Corp.	2.4
4.	Teekay Corp., (Bahamas)	2.2
5.	ConocoPhillips	2.1
6.	Chubb Corp. (The)	2.1
7.	Edison International	2.1
8.	Verizon Communications, Inc.	1.9
9.	AT&T, Inc.	1.6
10.	Devon Energy Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.0%
Energy	15.7
Consumer Discretionary	10.9
Health Care	10.3
Consumer Staples	9.3
Information Technology	8.1
Industrials	6.4
Utilities	5.9
Materials	5.3
Telecommunication Services	3.5
Short-Term Investment	3.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –22.71%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

8   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		(18.43)%	7.00%	2.10%
With Sales Charge*		(22.71)	5.85	1.55
CLASS B SHARES	11/4/93
Without CDSC		(18.84)	6.47	1.69
With CDSC**		(23.84)	6.16	1.69
CLASS C SHARES	1/2/98
Without CDSC		(18.85)	6.47	1.59
With CDSC***		(19.85)	6.47	1.59
SELECT CLASS SHARES	1/24/96	(18.23)	7.36	2.63

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index and Lipper Large-Cap Value Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   9

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 1992
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$910,406
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Growth Fund, which seeks long-term capital appreciation and growth of income by investing primarily in equity securities,* returned 4.71%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –5.96% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the materials/processing, technology and financial service sectors. At the individual stock level, Monsanto Co., a technology-based solutions and agricultural products provider, contributed to performance. The company’s shares advanced after it announced that it expected the gross profit potential of its business to double by 2012. This was supported by growing demand for the company’s seed products. Potash Corp. of Saskatchewan, which produces fertilizers and feed products, also helped returns. The company benefited from continued increases in fertilizer prices. MasterCard Inc., which serves consumers and businesses with a range of payment services, aided performance. The company’s shares rose after its first-quarter profit for 2008 more than doubled due to an increase in consumer spending.

On the negative side, stock selection in the energy and utility sector as well as an underweight in the consumer staples sector hurt returns. At the individual stock level, VMware Inc., which develops virtual infrastructure solutions, detracted from performance. The company’s shares declined after fourth-quarter sales trailed analyst estimates. A slowdown in software license sales due to competition from Microsoft Corp. and Citrix Systems led to the disappointing sales figures. Goldman Sachs & Co., a global financial services firm, also hurt results. The company’s shares fell after analysts forecasted it would have to write off an additional $1 billion in loans for leveraged buyouts. Celgene Corp., a pharmaceutical company geared toward cancer and immune/inflammatory-related disease treatments, hindered performance. The company was negatively affected when a new study found that its Revlimid did not eliminate signs of multiple myeloma in as many patients as analysts thought it would. Instead, the study favored a competitor’s product.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Potential investments were subjected to rigorous financial analysis and a disciplined approach which attempts to identify companies with strong fundamentals that are not fully appreciated by the market. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	MasterCard, Inc., Class A	5.0%
2.	Monsanto Co.	4.5
3.	Potash Corp. of Saskatchewan, Inc., (Canada)	4.2
4.	Google, Inc., Class A	4.2
5.	Apple, Inc.	4.1
6.	Gilead Sciences, Inc.	3.1
7.	Research In Motion Ltd. , (Canada)	3.0
8.	Burlington Northern Santa Fe Corp.	2.6
9.	Lockheed Martin Corp.	2.6
10.	McDonald’s Corp.	2.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	26.9%
Industrials	15.3
Materials	13.9
Health Care	13.6
Energy	11.4
Consumer Discretionary	8.5
Consumer Staples	5.2
Financials	3.5
Telecommunication Services	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

10   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		4.44%	8.62%	0.86%
With Sales Charge*		(1.06)	7.45	0.31
CLASS B SHARES	1/14/94
Without CDSC		3.88	7.96	0.30
With CDSC**		(1.12)	7.66	0.30
CLASS C SHARES	11/4/97
Without CDSC		3.92	7.96	0.19
With CDSC***		2.92	7.96	0.19
SELECT CLASS SHARES	2/28/92	4.71	8.88	1.11
ULTRA SHARES	2/22/05	4.96	9.04	1.19

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Ultra Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   11

JPMorgan Large Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1991
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$580,015
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Value Fund, which seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities,* returned –23.43%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –18.78% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the insurance, financial and healthcare sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds). Financials have been at the center of the recent market downturn due to potential sub-prime exposure in insurance company investment portfolios, financial guarantors attempting to avoid ratings downgrades by raising additional capital, and uncertainty about the effectiveness of government-sponsored entities. At the beginning of the period, the financial sector made up approximately 34% of the Russell 1000 Value Index, which is a large part of our stock universe. By period-end, the financial sector made up about 25% of the Index. At the individual stock level, MGIC Investment Corp., a provider of private mortgage insurance coverage, detracted from performance. The company continued to face deteriorating credit trends due to housing price declines and higher delinquencies in California and Florida. Freddie Mac, the government-sponsored enterprise providing support to the U.S. residential mortgage market, also hurt returns. The company’s shares declined due to higher credit costs from increased loan delinquencies and continued housing market woes that have affected its mortgage portfolio.

On the positive side, stock selection in the technology, auto/transportation and consumer staples sectors contributed to returns. At the individual stock level, Corning Inc. contributed to performance. The company’s shares rose on strong demand for LCD panels and continued margin expansion due to improved manufacturing and favorable currency exchange rates. Additionally, the company looked to return value to shareholders in a recent reinstatement of its quarterly dividend and new share buyback program. Norfolk Southern Corp., a railroad operator, also aided returns. The company reported strong earnings due to increased profits, despite higher fuel costs, driven by improved core pricing and operating margin expansion. Although the railroad industry faced market headwinds during the period, the company remained more competitive than other forms of service transportation, including trucking, due to improved operational efficiency and investment in new tracks. In addition, railroad companies benefited from domestic and global expansion and the resulting flow of goods.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio management team focused on stock selection as its primary driver of excess returns. Sector bets were relatively constrained; however, within broad sectors, we established positions in companies that reflected broader themes. One of the larger sector overweights was in autos and transportation, where we maintained a constructive view on railroads. Railroad companies benefited from both domestic and global expansion and the resulting flow of goods. We believe the sector is experiencing a secular rebirth after decades of under-investment and low returns on capital. Alternatively, one of our larger sector underweights continued to be in real estate investment trusts based on unattractive valuation combined with increasing long term rates. Additionally, we were underweight in energy on valuation as many companies’ stock has greatly appreciated amidst an environment where oil has made record highs.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.9%
2.	Verizon Communications, Inc.	4.7
3.	Chevron Corp.	3.0
4.	Bank of America Corp.	2.7
5.	Genworth Financial, Inc., Class A	2.6
6.	Safeway, Inc.	2.5
7.	Merck & Co., Inc.	2.3
8.	Procter & Gamble Co.	2.3
9.	General Electric Co.	2.2
10.	ConocoPhillips	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Financials	22.1%
Energy	16.6
Health Care	10.7
Industrials	8.5
Consumer Staples	7.9
Consumer Discretionary	7.5
Utilities	5.7
Information Technology	5.0
Telecommunication Services	4.7
Materials	3.5
Short-Term Investment	7.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

12   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(23.52)%	6.50%	2.18%
With Sales Charge*		(27.55)	5.37	1.63
CLASS B SHARES	1/14/94
Without CDSC		(24.04)	5.86	1.60
With CDSC**		(29.04)	5.54	1.60
CLASS C SHARES	3/22/99
Without CDSC		(24.06)	5.84	1.47
With CDSC***		(25.06)	5.84	1.47
CLASS R5 SHARES****	5/15/06	(23.26)	6.85	2.45
SELECT CLASS SHARES	3/1/91	(23.43)	6.76	2.41

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to the Class C Shares, prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   13

JPMorgan U.S. Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 17, 1993
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$1,475,451
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities,* returned –10.20%** (Institutional Class Shares) for the 12 months ended June 30, 2008, compared to the –12.12% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the basic materials, financial and media sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds). At the individual stock level, Norfolk Southern Corp. contributed to performance. The company reported in-line first-quarter earnings despite higher-than-expected fuel costs, which benefited from continued strength in shipping volumes for coal and agricultural products. United States Steel Corp. also helped returns. The company consistently reported solid quarterly earnings due to higher steel prices, and was supported by a number of tailwinds, including rising steel prices in China due to growing consumption, higher iron ore prices and increased industry discipline. An overweight in Yahoo Inc. aided performance. The company’s shares rose following Microsoft’s bid to buy the Internet company.

On the negative side, stock selection in the pharmaceutical/medical technology, insurance and capital markets sectors hurt returns. At the individual stock level, bond insurer Ambac Financial Group Inc. detracted from performance. The company announced worse-than-expected credit-related write downs in the face of a difficult credit environment. Schering-Plough Corp. also hurt returns. The company was hurt by negative news surrounding its cholesterol drug Vytorin, which combines Zetia with traditional statin drug simvastatin. Reports stated that the Vytorin may be no more effective than statins currently on the market and could potentially cause more liver problems than reported earlier. An overweight in Domtar Corp., a paper manufacturer, hindered performance. Softening demand and higher maintenance expenses weighed on the stock.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was constructed based on the period’s underlying theme that includes several potential economic scenarios for the coming periods. One scenario that we monitor very closely is an inflationary environment, resulting from rising commodity prices and upside wage pressures in emerging market economies.

The Fund utilized active stock selection with a systematic valuation process, investing in a diversified portfolio of U.S. large-cap equities. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the S&P 500 Index. We also remained fully invested at all times, with the Fund limiting the amount of uninvested cash it holds.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.0%
2.	Cisco Systems, Inc.	3.3
3.	Merck & Co., Inc.	2.5
4.	Safeway, Inc.	2.5
5.	Norfolk Southern Corp.	2.4
6.	Microsoft Corp.	2.3
7.	Procter & Gamble Co.	1.9
8.	Hewlett-Packard Co.	1.8
9.	United Technologies Corp.	1.8
10.	Johnson Controls, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	16.9%
Energy	15.8
Financials	12.9
Consumer Staples	12.1
Health Care	11.2
Industrials	9.0
Consumer Discretionary	8.7
Utilities	4.0
Telecommunication Services	3.2
Materials	2.8
Short-Term Investment	3.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

14   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(10.55)%	8.27%	2.66%
With Sales Charge*		(15.22)	7.12	2.11
CLASS B SHARES	9/10/01
Without CDSC		(10.99)	7.68	2.24
With CDSC**		(15.99)	7.38	2.24
CLASS C SHARES	9/10/01
Without CDSC		(11.03)	7.66	2.23
With CDSC***		(12.03)	7.66	2.23
CLASS R5 SHARES****	5/15/06	(10.16)	8.74	3.06
SELECT CLASS SHARES	9/10/01	(10.34)	8.54	2.87
INSTITUTIONAL CLASS SHARES	9/17/93	(10.20)	8.72	3.05

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 12/31/97 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses). Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   15

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$3,589,480
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Core Plus Fund, which seeks to provide a high total return from a portfolio of selected equity securities,* returned –8.07%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –13.12% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the basic materials, energy and autos/transportation sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds). At the individual stock level, Norfolk Southern Corp. contributed to performance. The company reported in-line first-quarter earnings despite higher-than-expected fuel costs, which benefited from continued strength in shipping volumes for coal and agricultural products. United States Steel Corp. also helped returns. The company consistently reported solid quarterly earnings due to higher steel prices, and was supported by a number of tailwinds, including rising steel prices in China due to growing consumption, higher iron ore prices and increased industry discipline. An overweight in Yahoo Inc. aided performance. The company’s shares rose following Microsoft’s bid to buy the Internet company.

On the negative side, stock selection in the pharmaceutical/medical technology, utility and insurance sectors hurt returns. At the individual stock level, bond insurer Ambac Financial Group Inc. detracted from performance. The company announced worse-than-expected credit-related write-downs in the face of a difficult credit environment. Morgan Stanley & Co. Inc. also hurt returns. The company was hurt by concerns about the deteriorating credit market. Media conglomerate News Corp. hindered returns. The company’s shares sold off on investor concerns about potential weakness in MySpace and local advertising.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was constructed based on the period’s underlying theme that includes several potential economic scenarios for the coming periods. One scenario that we monitor very closely is an inflationary environment, resulting from rising commodity prices and upside wage pressures in emerging market economies.

The Fund aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for the long positions, offset by short positions on stocks that were overvalued on their own or relative to similar stocks in the same sector. The Fund was managed to be close to 100% invested in the stock market at all times. The average long-to-short exposure over the period was 118% to 18%.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

16   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.4%
2.	Cisco Systems, Inc.	3.0
3.	Norfolk Southern Corp.	2.9
4.	Safeway, Inc.	2.3
5.	Merck & Co., Inc.	2.2
6.	United Technologies Corp.	2.1
7.	Microsoft Corp.	2.0
8.	News Corp., Class A	1.8
9.	Abbott Laboratories	1.8
10.	Johnson Controls, Inc.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	15.4%
Energy	14.8
Financials	13.0
Health Care	12.4
Consumer Staples	11.5
Industrials	10.2
Consumer Discretionary	9.4
Utilities	4.0
Materials	3.6
Telecommunication Services	2.8
Short-Term Investment	2.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	ENSCO International, Inc.	5.0%
2.	CSX Corp.	3.9
3.	ITT Corp.	3.7
4.	Illinois Tool Works, Inc.	3.1
5.	General Dynamics Corp.	3.1
6.	Becton, Dickinson & Co.	2.8
7.	E.W. Scripps Co., Class A	2.8
8.	St. Jude Medical, Inc.	2.7
9.	Nucor Corp.	2.7
10.	Hudson City Bancorp, Inc.	2.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Industrials	24.1%
Health Care	17.7
Consumer Discretionary	14.0
Financials	12.7
Materials	12.2
Consumer Staples	6.6
Energy	6.1
Information Technology	3.7
Utilities	2.9

***	Percentages indicated are based upon total long investments as of June 30, 2008. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of June 30, 2008. The Fund’s composition is subject to change.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   17

JPMorgan U.S. Large Cap Core Plus Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		(8.36)%	10.21%
With Sales Charge*		(13.16)	8.00
CLASS C SHARES	11/1/05
Without CDSC		(8.74)	9.68
With CDSC**		(9.74)	9.68
CLASS R5 SHARES***	5/15/06	(7.90)	10.68
SELECT CLASS SHARES	11/1/05	(8.07)	10.50

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

***	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

LIFE OF FUND PERFORMANCE (11/1/05 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Long/Short Equity Funds Average from November 1, 2005 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Long/Short Equity Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
		Common Stocks — 98.2%
		Aerospace & Defense — 3.2%
27		Boeing Co.	1,781
16		Goodrich Corp.	740
25		Northrop Grumman Corp.	1,666
39		United Technologies Corp.	2,382
			6,569
		Air Freight & Logistics — 0.2%
1		FedEx Corp.	47
6		United Parcel Service, Inc., Class B	351
			398
		Auto Components — 0.6%
45		Johnson Controls, Inc.	1,299
		Beverages — 2.0%
74		Coca-Cola Co. (The)	3,852
18		Coca-Cola Enterprises, Inc.	304
			4,156
		Biotechnology — 2.0%
3		Alexion Pharmaceuticals, Inc. (a) (c)	196
14		Amgen, Inc. (a)	679
24		Celgene Corp. (a)	1,533
33		Gilead Sciences, Inc. (a)	1,742
			4,150
		Capital Markets — 3.1%
16		Bank of New York Mellon Corp. (The)	605
10		Goldman Sachs Group, Inc. (The)	1,714
18		Lehman Brothers Holdings, Inc.	356
28		Merrill Lynch & Co., Inc.	885
38		Morgan Stanley	1,385
13		State Street Corp.	832
35		TD AMERITRADE Holding Corp. (a)	635
			6,412
		Chemicals — 3.0%
43		Dow Chemical Co. (The)	1,498
7		E.l. du Pont de Nemours & Co.	283
8		Monsanto Co.	1,024
11		PPG Industries, Inc.	625
9		Praxair, Inc.	839
39		Rohm & Haas Co.	1,830
			6,099
		Commercial Banks — 2.1%
16		Comerica, Inc.	413
36		Huntington Bancshares, Inc. (c)	210
17		KeyCorp	181
17		National City Corp. (c)	82
—	(h)	Popular, Inc. (c)	2
—	(h)	Regions Financial Corp.	4
1		SunTrust Banks, Inc.	18
12		Synovus Financial Corp. (c)	101
13		TCF Financial Corp. (c)	160
41		U.S. Bancorp	1,132
34		Wachovia Corp.	527
38		Wells Fargo & Co.	900
18		Zions Bancorp (c)	576
			4,306
		Communications Equipment — 3.6%
141		Cisco Systems, Inc. (a)	3,275
66		Corning, Inc.	1,514
22		Juniper Networks, Inc. (a)	495
45		QUALCOMM, Inc.	1,979
			7,263
		Computers & Peripherals — 4.6%
16		Apple, Inc. (a)	2,662
16		EMC Corp. (a)	237
57		Hewlett-Packard Co.	2,520
33		International Business Machines Corp.	3,923
5		SanDisk Corp. (a)	94
			9,436
		Construction & Engineering — 0.1%
1		Fluor Corp.	112
1		Jacobs Engineering Group, Inc. (a)	56
			168
		Consumer Finance — 0.5%
14		American Express Co.	535
12		Capital One Financial Corp.	445
			980
		Diversified Consumer Services — 0.2%
1		Apollo Group, Inc., Class A (a)	27
4		ITT Educational Services, Inc. (a) (c)	322
			349

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Diversified Financial Services — 3.1%
129		Bank of America Corp.	3,084
34		CIT Group, Inc. (c)	233
85		Citigroup, Inc.	1,420
1		CME Group, Inc.	498
2		IntercontinentalExchange, Inc. (a)	171
17		NYSE Euronext	851
			6,257
		Diversified Telecommunication Services — 3.6%
112		AT&T, Inc.	3,763
99		Verizon Communications, Inc. (m)	3,512
			7,275
		Electric Utilities — 3.2%
2		Allegheny Energy, Inc.	80
34		American Electric Power Co., Inc.	1,372
35		Edison International	1,819
12		Exelon Corp.	1,115
12		FirstEnergy Corp.	1,013
3		FPL Group, Inc.	197
11		PPL Corp.	580
25		Sierra Pacific Resources	314
			6,490
		Electrical Equipment — 0.1%
6		Cooper Industries Ltd., Class A	249
—	(h)	Sunpower Corp., Class A (a) (c)	21
			270
		Electronic Equipment & Instruments — 0.6%
35		Tyco Electronics Ltd., (Bermuda)	1,236
		Energy Equipment & Services — 3.6%
12		Baker Hughes, Inc. (m)	1,013
36		Halliburton Co.	1,895
7		National Oilwell Varco, Inc. (a)	612
31		Schlumberger Ltd.	3,277
1		Smith International, Inc.	41
3		Transocean, Inc. (a)	442
			7,280
		Food & Staples Retailing — 3.2%
43		CVS/Caremark Corp.	1,702
58		Safeway, Inc.	1,662
30		SYSCO Corp.	814
43		Wal-Mart Stores, Inc.	2,433
			6,611
		Food Products — 1.6%
19		General Mills, Inc.	1,179
7		Kellogg Co.	345
60		Kraft Foods, Inc., Class A	1,710
			3,234
		Health Care Equipment & Supplies — 1.8%
3		Baxter International, Inc.	173
16		Boston Scientific Corp. (a)	199
11		Covidien Ltd.	527
10		CR Bard, Inc.	879
26		Medtronic, Inc.	1,330
1		Stryker Corp.	31
8		Zimmer Holdings, Inc. (a)	538
			3,677
		Health Care Providers & Services — 1.7%
26		Aetna, Inc.	1,050
7		Cardinal Health, Inc.	366
20		Cigna Corp.	690
—	(h)	Coventry Health Care, Inc. (a)	6
6		Laboratory Corp. of America Holdings (a)	390
7		McKesson Corp.	386
6		UnitedHealth Group, Inc.	155
8		WellPoint, Inc. (a)	362
			3,405
		Hotels, Restaurants & Leisure — 1.2%
8		Carnival Corp.	257
7		Darden Restaurants, Inc.	217
28		International Game Technology	692
8		McDonald’s Corp.	472
3		Royal Caribbean Cruises Ltd. (c)	63
11		Starwood Hotels & Resorts Worldwide, Inc.	453
16		Wyndham Worldwide Corp.	294
			2,448
		Household Durables — 0.2%
10		Centex Corp.	131
1		D.R. Horton, Inc.	9
15		Lennar Corp., Class A (c)	190
—	(h)	Mohawk Industries, Inc. (a)	6
			336
		Household Products — 2.8%
12		Colgate-Palmolive Co.	836
12		Kimberly-Clark Corp.	688
69		Procter & Gamble Co.	4,220
			5,744

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Independent Power Producers & Energy Traders — 0.4%
10		Constellation Energy Group, Inc.	796
		Industrial Conglomerates — 2.4%
12		3M Co.	849
152		General Electric Co.	4,068
			4,917
		Insurance — 3.4%
5		Aflac, Inc.	333
21		American International Group, Inc.	561
4		Assurant, Inc.	244
28		Axis Capital Holdings Ltd., (Bermuda)	835
20		Genworth Financial, Inc., Class A	356
7		Hartford Financial Services Group, Inc.	465
10		Lincoln National Corp.	440
9		MBIA, Inc.	38
18		MetLife, Inc.	944
12		Protective Life Corp.	449
11		Prudential Financial, Inc.	663
10		RenaissanceRe Holdings Ltd., (Bermuda)	429
23		Travelers Cos., Inc. (The)	994
13		Unum Group	260
1		XL Capital Ltd., Class A, (Bermuda)	20
			7,031
		Internet & Catalog Retail — 0.4%
9		Amazon.com, Inc. (a)	645
15		Expedia, Inc. (a)	274
			919
		Internet Software & Services — 1.4%
7		eBay, Inc. (a) (c)	202
5		Google, Inc., Class A (a)	2,422
12		Yahoo!, Inc. (a)	246
			2,870
		IT Services — 0.8%
7		Affiliated Computer Services, Inc., Class A (a)	374
3		Cognizant Technology Solutions Corp., Class A (a)	94
19		Genpact Ltd., (Bermuda) (a) (c)	276
29		Paychex, Inc.	920
			1,664
		Machinery — 2.4%
19		Caterpillar, Inc.	1,366
9		Danaher Corp.	727
16		Dover Corp.	759
7		Eaton Corp.	612
8		Illinois Tool Works, Inc.	389
10		Ingersoll-Rand Co. Ltd., Class A, (Bermuda)	355
19		PACCAR, Inc. (c)	774
			4,982
		Media — 2.6%
3		DISH Network Corp., Class A (a)	91
109		News Corp., Class A	1,639
79		Time Warner, Inc.	1,169
—	(h)	Viacom, Inc., Class B (a)	6
77		Walt Disney Co. (The)	2,393
			5,298
		Metals & Mining — 0.9%
19		Alcoa, Inc.	666
2		Freeport-McMoRan Copper & Gold, Inc.	211
5		United States Steel Corp.	979
			1,856
		Multiline Retail — 0.4%
11		Family Dollar Stores, Inc.	219
12		Kohl’s Corp. (a)	497
			716
		Multi-Utilities — 0.6%
79		CMS Energy Corp.	1,179
		Oil, Gas & Consumable Fuels — 12.2%
15		Anadarko Petroleum Corp.	1,085
3		Apache Corp.	347
52		Chevron Corp.	5,165
31		ConocoPhillips	2,936
12		Devon Energy Corp.	1,418
3		EOG Resources, Inc.	394
96		Exxon Mobil Corp.	8,434
4		Hess Corp.	530
13		Marathon Oil Corp.	648
15		Occidental Petroleum Corp.	1,348
2		Ultra Petroleum Corp. (a)	216
34		XTO Energy, Inc.	2,350
			24,871
		Paper & Forest Products — 0.2%
65		Domtar Corp., (Canada) (a)	355
		Pharmaceuticals — 6.1%
68		Abbott Laboratories	3,612
68		Bristol-Myers Squibb Co.	1,396
1		Eli Lilly & Co.	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Pharmaceuticals — Continued
12		Forest Laboratories, Inc. (a)	417
20		Johnson & Johnson	1,300
75		Merck & Co., Inc.	2,819
48		Pfizer, Inc.	833
71		Schering-Plough Corp.	1,390
15		Wyeth	710
			12,514
		Real Estate Investment Trusts (REITs) — 1.3%
10		Apartment Investment & Management Co., Class A	327
4		Camden Property Trust	195
6		Digital Realty Trust, Inc. (c)	262
7		Duke Realty Corp. (c)	159
26		Hospitality Properties Trust	636
2		Kimco Realty Corp.	76
20		ProLogis	1,098
			2,753
		Road & Rail — 1.6%
4		Burlington Northern Santa Fe Corp.	420
41		Norfolk Southern Corp.	2,594
3		Union Pacific Corp.	204
			3,218
		Semiconductors & Semiconductor Equipment — 2.2%
25		Altera Corp.	509
17		Broadcom Corp., Class A (a)	475
11		Intel Corp.	239
8		KLA-Tencor Corp.	334
17		National Semiconductor Corp.	345
5		NVIDIA Corp. (a)	90
44		Texas Instruments, Inc.	1,236
53		Xilinx, Inc.	1,328
			4,556
		Software — 3.0%
2		Adobe Systems, Inc. (a)	94
184		Microsoft Corp.	5,073
50		Oracle Corp. (a)	1,052
			6,219
		Specialty Retail — 1.1%
6		Abercrombie & Fitch Co., Class A	395
12		Advance Auto Parts, Inc.	470
—	(h)	AutoZone, Inc. (a)	12
15		CarMax, Inc. (a) (c)	211
20		Dick’s Sporting Goods, Inc. (a)	360
2		GameStop Corp., Class A (a)	73
2		Limited Brands, Inc.	39
1		Lowe’s Cos., Inc.	13
26		Staples, Inc.	610
1		TJX Cos., Inc.	41
			2,224
		Textiles, Apparel & Luxury Goods — 1.1%
3		Coach, Inc. (a)	81
20		Nike, Inc., Class B	1,198
4		Phillips-Van Heusen Corp.	146
3		Polo Ralph Lauren Corp.	182
9		V.F. Corp.	634
			2,241
		Thrifts & Mortgage Finance — 0.5%
28		Fannie Mae	548
26		Freddie Mac	423
3		MGIC Investment Corp.	18
14		Washington Mutual, Inc. (c)	71
			1,060
		Tobacco — 1.2%
112		Altria Group, Inc.	2,305
5		Philip Morris International, Inc.	232
			2,537
		Wireless Telecommunication Services — 0.1%
24		Sprint Nextel Corp.	224
		Total Common Stocks (Cost $164,338)	200,848

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.1%
135	U.S. Treasury Note, 4.88%, 06/30/09 (k) (Cost $138)	138
	Total Long-Term Investments (Cost $164,476)	200,986

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.2%
	Investment Company — 1.2%
2,437	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $2,437)	2,437

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 1.5%
	Corporate Notes — 1.5%
1,000	Alliance and Leicester plc, (United Kingdom), VAR, 2.47%, 09/05/08	1,000
1,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08 (e)	1,000
1,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08 (e)	1,000
		3,000
	Repurchase Agreements — 0.0% (g)
127	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $127, collateralized by U.S. Government Agency Mortgages	127
75	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $75, collateralized by U.S. Government Agency Mortgages	75
		202
	Total Investments of Cash Collateral for Securities on Loan (Cost $3,202)	3,202
	Total Investments — 101.0% (Cost $170,115)	206,625
	Liabilities in Excess of Other Assets — (1.0)%	(2,131)
	NET ASSETS — 100.0%	$204,494

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	S&P 500 Index	September, 2008	$3,523	$(113)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   23

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.5%
	Common Stocks — 96.5%
	Aerospace & Defense — 1.6%
48	United Technologies Corp.	2,937
	Beverages — 3.6%
42	Anheuser-Busch Cos., Inc.	2,603
55	Coca-Cola Co. (The)	2,864
17	PepsiCo, Inc.	1,094
		6,561
	Capital Markets — 3.1%
86	Bank of New York Mellon Corp. (The)	3,264
33	Morgan Stanley	1,205
45	W.P. Carey & Co. LLC	1,295
		5,764
	Chemicals — 2.9%
16	Air Products & Chemicals, Inc.	1,582
23	PPG Industries, Inc.	1,331
52	Rohm & Haas Co.	2,396
		5,309
	Commercial Banks — 2.3%
11	M&T Bank Corp.	741
24	SunTrust Banks, Inc.	873
72	Synovus Financial Corp. (c)	631
83	TCF Financial Corp.	998
27	Wachovia Corp.	424
26	Wells Fargo & Co.	608
		4,275
	Commercial Services & Supplies — 1.1%
57	Pitney Bowes, Inc.	1,930
	Construction Materials — 2.0%
88	Cemex S.A.B. de C.V., ADR, (Mexico), (a) (c)	2,183
26	Vulcan Materials Co. (c)	1,525
		3,708
	Containers & Packaging — 0.4%
64	Temple-Inland, Inc. (c)	721
	Distributors — 1.3%
60	Genuine Parts Co.	2,389
	Diversified Financial Services — 1.6%
57	Bank of America Corp.	1,358
98	Citigroup, Inc.	1,651
		3,009
	Diversified Telecommunication Services — 5.9%
138	AT&T, Inc.	4,647
85	Consolidated Communications Holdings, Inc. (c)	1,260
101	Verizon Communications, Inc.	3,572
114	Windstream Corp.	1,401
		10,880
	Electric Utilities — 4.0%
54	American Electric Power Co., Inc.	2,152
31	FirstEnergy Corp.	2,536
103	Northeast Utilities	2,627
		7,315
	Electrical Equipment — 1.6%
60	Emerson Electric Co.	2,982
	Food & Staples Retailing — 0.4%
22	SUPERVALU, Inc.	673
	Food Products — 5.1%
148	B&G Foods, Inc., Class A	1,380
37	General Mills, Inc.	2,273
41	Kellogg Co.	1,983
76	Kraft Foods, Inc., Class A	2,169
20	Wm. Wrigley, Jr., Co.	1,556
		9,361
	Household Durables — 1.7%
17	Black & Decker Corp.	1,001
33	Fortune Brands, Inc.	2,047
		3,048
	Household Products — 1.8%
55	Procter & Gamble Co.	3,369
	Industrial Conglomerates — 2.2%
10	3M Co.	689
124	General Electric Co.	3,304
		3,993
	Insurance — 6.5%
53	Allstate Corp. (The)	2,412
74	Chubb Corp. (The)	3,622
23	Hartford Financial Services Group, Inc.	1,491
49	IPC Holdings Ltd., (Bermuda)	1,290
24	Old Republic International Corp.	283
64	OneBeacon Insurance Group Ltd.	1,116
41	Travelers Cos., Inc. (The)	1,775
		11,989

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Marine — 1.7%
128	Seaspan Corp. (Hong Kong)	3,070
	Media — 1.3%
72	Belo Corp., Class A	523
122	Regal Entertainment Group, Class A (c)	1,859
		2,382
	Multi-Utilities — 4.0%
98	CMS Energy Corp.	1,460
84	PG&E Corp.	3,326
130	Xcel Energy, Inc.	2,603
		7,389
	Oil, Gas & Consumable Fuels — 15.6%
68	Chevron Corp.	6,696
59	ConocoPhillips	5,550
70	Energy Transfer Equity LP	2,035
125	Exxon Mobil Corp.	10,990
61	NuStar GP Holdings LLC	1,311
26	Royal Dutch Shell plc ADR (Netherlands)	2,117
		28,699
	Pharmaceuticals — 8.8%
48	Abbott Laboratories	2,521
60	Johnson & Johnson	3,873
81	Merck & Co., Inc.	3,060
50	Novartis AG ADR, (Switzerland)	2,725
135	Pfizer, Inc.	2,350
35	Wyeth	1,655
		16,184
	Real Estate Investment Trusts (REITs) — 3.9%
19	Agree Realty Corp. (c)	417
23	Plum Creek Timber Co., Inc.	978
24	Public Storage	1,947
45	Rayonier, Inc. (c)	1,912
33	Regency Centers Corp.	1,939
		7,193
	Real Estate Management & Development — 0.2%
21	Forestar Real Estate Group, Inc. (a)	405
	Semiconductors & Semiconductor Equipment — 1.4%
117	Intel Corp.	2,509
	Specialty Retail — 1.0%
74	Limited Brands, Inc.	1,244
14	Sherwin-Williams Co. (The)	638
		1,882
	Textiles, Apparel & Luxury Goods — 1.9%
48	V.F. Corp.	3,424
	Thrifts & Mortgage Finance — 2.0%
69	Freddie Mac	1,133
161	People’s United Financial, Inc.	2,518
		3,651
	Tobacco — 4.7%
67	Altria Group, Inc.	1,375
58	Lorillard, Inc. (a)	3,977
67	Philip Morris International, Inc.	3,304
		8,656
	Transportation Infrastructure — 0.3%
23	Macquarie Infrastructure Co. LLC (c)	572
	Water Utilities — 0.2%
19	American Water Works Co., Inc. (a)	410
	Wireless Telecommunication Services — 0.4%
20	Crown Castle International Corp. (a)	766
	Total Long-Term Investments (Cost $130,192)	177,405
Short-Term Investment — 3.6%
	Investment Company — 3.6%
6,554	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $6,554)	6,554

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 2.3%
	Corporate Note — 0.1%
235	Bank of Scotland plc, (United Kingdom), VAR, 2.53%, 08/29/08	235
	Repurchase Agreements — 2.2%
900	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $900, collateralized by U.S. Government Agency Mortgages	900
479	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $479, collateralized by U.S. Government Agency Mortgages	479
900	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $900, collateralized by U.S. Government Agency Mortgages	900

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   25

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
900	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $900, collateralized by U.S. Government Agency Mortgages	900
900	UBS Securities LLC, 2.65%, dated 06/30/08, due 07/01/08, repurchase price $900, collateralized by U.S. Government Agency Mortgages	900
		4,079
	Total Investments of Cash Collateral for Securities on Loan (Cost $4,314)	4,314
	Total Investments — 102.4% (Cost $141,060)	188,273
	Liabilities in Excess of Other Assets — (2.4)%	(4,418)
	NET ASSETS — 100.0%	$183,855

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

JPMorgan Equity Income II Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.9%
	Common Stocks — 97.9%
	Aerospace & Defense — 1.6%
13	United Technologies Corp.	824
	Beverages — 3.6%
12	Anheuser-Busch Cos., Inc.	733
15	Coca-Cola Co. (The)	801
5	PepsiCo, Inc.	305
		1,839
	Capital Markets — 3.2%
24	Bank of New York Mellon Corp. (The)	912
9	Morgan Stanley	336
13	W.P. Carey & Co. LLC	362
		1,610
	Chemicals — 2.9%
5	Air Products & Chemicals, Inc.	445
7	PPG Industries, Inc.	373
14	Rohm & Haas Co.	668
		1,486
	Commercial Banks — 2.4%
3	M&T Bank Corp.	212
7	SunTrust Banks, Inc.	246
21	Synovus Financial Corp.	183
24	TCF Financial Corp.	286
8	Wachovia Corp.	124
6	Wells Fargo & Co.	143
		1,194
	Commercial Services & Supplies — 1.1%
16	Pitney Bowes, Inc.	539
	Construction Materials — 2.1%
25	Cemex S.A.B. de C.V., ADR, (Mexico) (a)	611
7	Vulcan Materials Co.	430
		1,041
	Containers & Packaging — 0.4%
18	Temple-Inland, Inc.	202
	Distributors — 1.3%
17	Genuine Parts Co.	667
	Diversified Financial Services — 1.7%
16	Bank of America Corp.	383
28	Citigroup, Inc.	461
		844
	Diversified Telecommunication Services — 6.0%
39	AT&T, Inc.	1,301
24	Consolidated Communications Holdings, Inc.	353
28	Verizon Communications, Inc.	997
32	Windstream Corp.	395
		3,046
	Electric Utilities — 4.0%
15	American Electric Power Co., Inc.	603
9	FirstEnergy Corp.	708
29	Northeast Utilities	735
		2,046
	Electrical Equipment — 1.6%
17	Emerson Electric Co.	836
	Food & Staples Retailing — 0.4%
6	SUPERVALU, Inc.	188
	Food Products — 5.2%
41	B&G Foods, Inc., Class A	386
11	General Mills, Inc.	638
12	Kellogg Co.	557
21	Kraft Foods, Inc., Class A	607
6	Wm. Wrigley, Jr., Co.	436
		2,624
	Household Durables — 1.7%
5	Black & Decker Corp.	282
9	Fortune Brands, Inc.	574
		856
	Household Products — 1.9%
16	Procter & Gamble Co.	943
	Industrial Conglomerates — 2.2%
3	3M Co.	209
35	General Electric Co.	923
		1,132
	Insurance — 6.6%
15	Allstate Corp. (The)	675
21	Chubb Corp. (The)	1,014
7	Hartford Financial Services Group, Inc.	420
14	IPC Holdings Ltd., (Bermuda)	361
7	Old Republic International Corp.	79
18	OneBeacon Insurance Group Ltd.	313
11	Travelers Cos., Inc. (The)	495
		3,357
	Marine — 1.7%
36	Seaspan Corp. (Hong Kong)	858

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   27

JPMorgan Equity Income II Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 1.3%
21	Belo Corp., Class A	155
34	Regal Entertainment Group, Class A	519
		674
	Multi-Utilities — 4.1%
27	CMS Energy Corp.	408
23	PG&E Corp.	929
36	Xcel Energy, Inc.	729
		2,066
	Oil, Gas & Consumable Fuels — 15.8%
19	Chevron Corp.	1,870
16	ConocoPhillips	1,551
20	Energy Transfer Equity LP	568
35	Exxon Mobil Corp.	3,071
17	NuStar GP Holdings LLC	366
7	Royal Dutch Shell plc, ADR, (Netherlands)	588
		8,014
	Pharmaceuticals — 8.9%
13	Abbott Laboratories	704
17	Johnson & Johnson	1,081
23	Merck & Co., Inc.	856
14	Novartis AG, ADR, (Switzerland)	759
38	Pfizer, Inc.	657
10	Wyeth	462
		4,519
	Real Estate Investment Trusts (REITs) — 4.0%
5	Agree Realty Corp.	117
6	Plum Creek Timber Co., Inc.	273
7	Public Storage	541
13	Rayonier, Inc.	535
9	Regency Centers Corp.	544
		2,010
	Real Estate Management & Development — 0.2%
6	Forestar Real Estate Group, Inc. (a)	114
	Semiconductors & Semiconductor Equipment — 1.4%
33	Intel Corp.	702
	Specialty Retail — 1.0%
21	Limited Brands, Inc.	347
4	Sherwin-Williams Co. (The)	179
		526
	Textiles, Apparel & Luxury Goods — 1.9%
14	V.F. Corp.	961
	Thrifts & Mortgage Finance — 2.0%
19	Freddie Mac	316
45	People’s United Financial, Inc.	704
		1,020
	Tobacco — 4.8%
19	Altria Group, Inc.	386
16	Lorillard, Inc. (a)	1,113
19	Philip Morris International, Inc.	926
		2,425
	Transportation Infrastructure — 0.3%
6	Macquarie Infrastructure Co. LLC	159
	Water Utilities — 0.2%
5	American Water Works Co., Inc. (a)	118
	Wireless Telecommunication Services — 0.4%
6	Crown Castle International Corp. (a)	220
	Total Long-Term Investments (Cost $44,636)	49,660

Short-Term Investment — 2.3%
	Investment Company — 2.3%
1,152	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $1,152)	1,152
	Total Investments — 100.2% (Cost $45,788)	50,812
	Liabilities in Excess of Other Assets — (0.2)%	(97)
	NET ASSETS — 100.0%	$50,715

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.8%
	Common Stocks — 96.8%
	Aerospace & Defense — 2.4%
23	Precision Castparts Corp. (m)	2,245
92	Spirit Aerosystems Holdings, Inc., Class A (a)	1,767
103	United Technologies Corp.	6,330
		10,342
	Beverages — 1.6%
86	Anheuser-Busch Cos., Inc.	5,330
41	Fomento Economico Mexicano S.A.B. de C.V., ADR, (Mexico)	1,884
		7,214
	Capital Markets — 1.8%
27	Bank of New York Mellon Corp. (The)	1,018
109	Morgan Stanley	3,939
52	T. Rowe Price Group, Inc.	2,942
		7,899
	Chemicals — 1.5%
139	Rohm & Haas Co.	6,446
	Commercial Banks — 1.9%
28	M&T Bank Corp.	1,954
251	Synovus Financial Corp.	2,192
164	TCF Financial Corp. (c)	1,973
65	Wachovia Corp.	1,011
51	Wells Fargo & Co.	1,209
		8,339
	Communications Equipment — 0.8%
145	Cisco Systems, Inc. (a)	3,377
	Computers & Peripherals — 1.8%
15	Apple, Inc. (a)	2,529
41	Hewlett-Packard Co.	1,830
32	International Business Machines Corp.	3,769
		8,128
	Construction Materials — 2.1%
265	Cemex S.A.B. de C.V., ADR, (Mexico) (a)	6,535
45	Vulcan Materials Co. (c)	2,696
		9,231
	Consumer Finance — 1.0%
114	American Express Co.	4,283
	Containers & Packaging — 0.7%
60	Pactiv Corp. (a)	1,276
160	Temple-Inland, Inc.	1,806
		3,082
	Diversified Financial Services — 2.1%
205	Bank of America Corp.	4,905
266	Citigroup, Inc.	4,453
		9,358
	Diversified Telecommunication Services — 3.5%
213	AT&T, Inc.	7,186
234	Verizon Communications, Inc.	8,295
		15,481
	Electric Utilities — 3.9%
117	American Electric Power Co., Inc.	4,691
176	Edison International	9,017
51	FPL Group, Inc.	3,338
		17,046
	Electrical Equipment — 0.8%
73	Emerson Electric Co.	3,605
	Electronic Equipment & Instruments — 1.0%
119	Tyco Electronics Ltd., (Bermuda)	4,253
	Energy Equipment & Services — 0.9%
53	Helmerich & Payne, Inc.	3,788
	Food & Staples Retailing — 2.7%
193	Safeway, Inc.	5,504
114	Wal-Mart Stores, Inc.	6,407
		11,911
	Food Products — 1.1%
81	General Mills, Inc.	4,941
	Health Care Equipment & Supplies — 1.4%
59	Baxter International, Inc.	3,772
48	Covidien Ltd.	2,310
		6,082
	Health Care Providers & Services — 2.6%
112	Cardinal Health, Inc.	5,767
97	Lincare Holdings, Inc. (a)	2,760
104	UnitedHealth Group, Inc.	2,722
		11,249
	Hotels, Restaurants & Leisure — 1.8%
139	Marriott International, Inc., Class A	3,647
74	McDonald’s Corp.	4,138
		7,785
	Household Durables — 0.8%
45	Fortune Brands, Inc.	2,815
47	KB Home (c)	787
		3,602

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   29

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 0.8%
56	Procter & Gamble Co.	3,393
	Industrial Conglomerates — 0.8%
140	General Electric Co.	3,734
	Insurance — 8.8%
185	Chubb Corp. (The)	9,047
72	Hartford Financial Services Group, Inc.	4,675
155	IPC Holdings Ltd., (Bermuda)	4,121
119	Loews Corp.	5,590
98	MetLife, Inc.	5,161
76	Prudential Financial, Inc.	4,540
70	Travelers Cos., Inc. (The)	3,038
97	W.R. Berkley Corp.	2,339
		38,511
	Internet & Catalog Retail — 1.2%
110	Expedia, Inc. (a)	2,014
208	Liberty Media Corp. — Interactive, Class A (a)	3,076
		5,090
	IT Services — 1.1%
194	Western Union Co. (The)	4,786
	Marine — 1.0%
176	Seaspan Corp., (Hong Kong)	4,225
	Media — 4.1%
146	AH Belo Corp., Class A	833
208	Belo Corp., Class A	1,520
99	Clear Channel Communications, Inc.	3,495
134	Comcast Corp., Class A	2,540
109	Liberty Media Corp. — Entertainment, Class A (a)	2,634
61	Omnicom Group, Inc.	2,733
287	Time Warner, Inc.	4,245
		18,000
	Metals & Mining — 1.0%
129	Alcoa, Inc.	4,595
	Multiline Retail — 0.5%
107	Macy’s, Inc.	2,070
	Multi-Utilities — 1.8%
314	CMS Energy Corp.	4,671
80	PG&E Corp.	3,183
		7,854
	Oil, Gas & Consumable Fuels — 14.9%
112	Chevron Corp.	11,078
99	ConocoPhillips	9,342
60	Devon Energy Corp.	7,174
228	Exxon Mobil Corp.	20,084
84	Marathon Oil Corp.	4,341
211	Teekay Corp., (Bahamas) (c)	9,551
95	Williams Cos., Inc.	3,813
		65,383
	Pharmaceuticals — 6.3%
64	Abbott Laboratories	3,390
69	Johnson & Johnson (m)	4,407
183	Merck & Co., Inc.	6,886
117	Novartis AG, ADR, (Switzerland)	6,440
116	Schering-Plough Corp.	2,286
91	Wyeth	4,379
		27,788
	Real Estate Investment Trusts (REITs) — 0.9%
284	iStar Financial, Inc.	3,750
	Real Estate Management & Development — 3.6%
169	Brookfield Asset Management, Inc., Class A, (Canada)	5,506
359	Brookfield Properties Corp., (Canada)	6,382
69	Forestar Real Estate Group, Inc. (a)	1,305
41	Jones Lang LaSalle, Inc.	2,462
		15,655
	Road & Rail — 0.7%
52	Norfolk Southern Corp.	3,227
	Semiconductors & Semiconductor Equipment — 1.0%
199	Intel Corp.	4,277
	Software — 2.4%
389	Microsoft Corp.	10,710
	Specialty Retail — 1.2%
19	AutoZone, Inc. (a)	2,299
94	Lowe’s Cos., Inc.	1,951
22	Sherwin-Williams Co. (The)	987
		5,237
	Textiles, Apparel & Luxury Goods — 1.4%
86	V.F. Corp.	6,093
	Thrifts & Mortgage Finance — 1.1%
96	Fannie Mae	1,865
173	Freddie Mac	2,831
		4,696
	Tobacco — 3.1%
121	Altria Group, Inc.	2,490
73	Lorillard, Inc. (a)	5,028

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Tobacco — Continued
121	Philip Morris International, Inc.	5,981
		13,499
	Transportation Infrastructure — 0.7%
125	Macquarie Infrastructure Co. LLC	3,149
	Water Utilities — 0.2%
45	American Water Works Co., Inc. (a)	991
	Total Long-Term Investments (Cost $410,010)	424,155
Short-Term Investment — 3.6%
	Investment Company — 3.6%
15,667	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $15,667)	15,667

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 0.4%
	Repurchase Agreements — 0.4%
360	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $360, collateralized by U.S. Government AgencyMortgages	360
357	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $357, collateralized by U.S. Government Agency Mortgages	357
360	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $360, collateralized by U.S. Government Agency Mortgages	360
360	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $360, collateralized by U.S. Government Agency Mortgages	360
360	UBS Securities LLC, 2.65%, dated 06/30/08, due 07/01/08, repurchase price $360, collateralized by U.S. Government Agency Mortgages	360
	Total Investments of Cash Collateral for Securities on Loan (Cost $1,797)	1,797
	Total Investments — 100.8% (Cost $427,474)	441,619
	Liabilities in Excess of Other Assets — (0.8)%	(3,618)
	NET ASSETS — 100.0%	$438,001

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.8%
	Common Stocks — 100.8%
	Aerospace & Defense — 5.5%
263	General Dynamics Corp.	22,168
244	Lockheed Martin Corp.	24,107
44	Precision Castparts Corp.	4,248
		50,523
	Air Freight & Logistics — 0.7%
115	C.H. Robinson Worldwide, Inc.	6,323
	Biotechnology — 3.2%
544	Gilead Sciences, Inc. (a)	28,809
	Capital Markets — 2.0%
91	Goldman Sachs Group, Inc. (The)	15,890
81	Lazard Ltd., Class A, (Bermuda)	2,754
		18,644
	Chemicals — 10.2%
326	Monsanto Co.	41,216
169	Potash Corp. of Saskatchewan, Inc., (Canada)	38,678
138	Praxair, Inc.	12,958
		92,852
	Communications Equipment — 4.0%
336	Cisco Systems, Inc. (a)	7,806
72	Nokia OYJ, ADR, (Finland)	1,763
233	Research In Motion Ltd., (Canada) (a)	27,274
		36,843
	Computers & Peripherals — 8.3%
223	Apple, Inc. (a)	37,284
491	Hewlett-Packard Co.	21,690
142	International Business Machines Corp.	16,876
		75,850
	Construction & Engineering — 2.3%
173	Jacobs Engineering Group, Inc. (a)	13,922
113	Shaw Group, Inc. (The) (a)	6,971
		20,893
	Diversified Financial Services — 1.5%
17	CME Group, Inc.	6,499
59	IntercontinentalExchange, Inc. (a)	6,729
		13,228
	Diversified Telecommunication Services — 0.9%
287	Vimpel-Communications, ADR, (Russia)	8,503
	Electrical Equipment — 2.2%
74	First Solar, Inc. (a)	20,170
	Energy Equipment & Services — 5.8%
180	National Oilwell Varco, Inc. (a)	15,941
167	Schlumberger Ltd.	17,992
93	Transocean, Inc. (a)	14,170
101	Weatherford International Ltd. (a)	5,029
		53,132
	Food & Staples Retailing — 1.8%
49	Costco Wholesale Corp.	3,451
327	CVS/Caremark Corp.	12,931
		16,382
	Health Care Equipment & Supplies — 2.6%
295	Baxter International, Inc.	18,849
19	Intuitive Surgical, Inc. (a)	5,020
		23,869
	Health Care Providers & Services — 3.0%
333	Express Scripts, Inc. (a)	20,859
141	Medco Health Solutions, Inc. (a)	6,660
		27,519
	Hotels, Restaurants & Leisure — 2.5%
400	McDonald’s Corp.	22,513
	Household Products — 0.7%
93	Colgate-Palmolive Co.	6,447
	Internet & Catalog Retail — 1.2%
143	Amazon.com, Inc. (a)	10,496
	Internet Software & Services — 4.2%
72	Google, Inc., Class A (a)	38,105
	IT Services — 6.5%
173	MasterCard, Inc., Class A	45,863
162	Visa, Inc., Class A (a)	13,189
		59,052
	Life Sciences Tools & Services — 1.9%
317	Thermo Fisher Scientific, Inc. (a)	17,657
	Machinery — 2.0%
52	Bucyrus International, Inc.	3,805
200	Deere & Co.	14,445
		18,250
	Media — 1.4%
487	DIRECTV Group, Inc. (The) (a)	12,624
	Metals & Mining — 3.8%
346	Companhia Vale do Rio Doce, ADR, (Brazil) (c)	12,377
121	United States Steel Corp.	22,377
		34,754

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 5.7%
136	Hess Corp.	17,175
118	Occidental Petroleum Corp.	10,630
141	Petroleo Brasileiro S.A., ADR, (Brazil)	9,987
204	XTO Energy, Inc.	13,979
		51,771
	Pharmaceuticals — 3.0%
261	Abbott Laboratories (m)	13,847
291	Teva Pharmaceutical Industries Ltd., ADR, (Israel)	13,323
		27,170
	Road & Rail — 2.7%
242	Burlington Northern Santa Fe Corp.	24,170
	Semiconductors & Semiconductor Equipment — 1.9%
221	MEMC Electronic Materials, Inc. (a)	13,622
204	NVIDIA Corp. (a)	3,817
		17,439
	Software — 2.1%
200	Microsoft Corp.	5,491
666	Oracle Corp. (a)	13,994
		19,485
	Specialty Retail — 2.8%
42	Abercrombie & Fitch Co., Class A	2,620
258	GameStop Corp., Class A (a)	10,408
55	Tiffany & Co.	2,259
331	TJX Cos., Inc.	10,401
		25,688
	Textiles, Apparel & Luxury Goods — 0.8%
116	Nike, Inc., Class B	6,903
	Tobacco — 2.8%
292	Altria Group, Inc.	6,001
388	Philip Morris International, Inc.	19,169
		25,170
	Wireless Telecommunication Services — 0.8%
91	Mobile Telesystems OJSC, ADR, (Russia)	6,956
	Total Long-Term Investments (Cost $641,989)	918,190

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 1.2%
	Certificate of Deposit — 0.2%
2,000	Calyon, New York, VAR, 2.15%, 03/15/10	1,975
	Corporate Notes — 0.9%
2,000	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10 (e)	1,993
2,999	Beta Finance, Inc., VAR, 2.13%, 02/20/09 (e) (i) (s)	2,962
3,500	Monumental Global Funding III, VAR, 2.69%, 05/24/10 (e)	3,440
		8,395
	Repurchase Agreement — 0.1%
376	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $376, collateralized by U.S. Government Agency Mortgages	376
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,875)	10,746
	Total Investments — 102.0% (Cost $652,864)	928,936
	Liabilities in Excess of Other Assets — (2.0)%	(18,530)
	NET ASSETS — 100.0%	$910,406

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Common Stocks — 97.5%
	Aerospace & Defense — 2.2%
50	Boeing Co.	3,312
196	Spirit Aerosystems Holdings, Inc., Class A (a)	3,761
92	United Technologies Corp.	5,652
		12,725
	Auto Components — 0.9%
123	Johnson Controls, Inc.	3,527
81	TRW Automotive Holdings Corp. (a)	1,487
		5,014
	Beverages — 0.5%
60	Coca-Cola Co. (The)	3,103
	Capital Markets — 4.6%
32	Goldman Sachs Group, Inc. (The)	5,597
126	Lehman Brothers Holdings, Inc.	2,496
85	Merrill Lynch & Co., Inc.	2,679
181	Morgan Stanley	6,543
512	TD AMERITRADE Holding Corp. (a)	9,255
		26,570
	Chemicals — 1.6%
205	Rohm & Haas Co.	9,506
	Commercial Banks — 2.1%
134	KeyCorp	1,471
185	Wachovia Corp.	2,867
222	Wells Fargo & Co.	5,268
74	Zions Bancorp	2,324
		11,930
	Communications Equipment — 1.9%
287	Cisco Systems, Inc. (a)	6,678
175	Corning, Inc.	4,027
		10,705
	Consumer Finance — 0.7%
102	Capital One Financial Corp.	3,881
	Containers & Packaging — 0.6%
97	Pactiv Corp. (a)	2,048
86	Sealed Air Corp.	1,637
		3,685
	Diversified Consumer Services — 0.5%
36	ITT Educational Services, Inc. (a) (c)	2,950
	Diversified Financial Services — 5.2%
683	Bank of America Corp.	16,299
196	CIT Group, Inc.	1,335
	Diversified Financial Services — Continued
747	Citigroup, Inc.	12,523
		30,157
	Diversified Telecommunication Services — 4.9%
810	Verizon Communications, Inc.	28,678
	Electric Utilities — 4.3%
168	American Electric Power Co., Inc. (m)	6,751
158	Edison International	8,118
37	Exelon Corp.	3,320
27	FirstEnergy Corp.	2,239
339	Sierra Pacific Resources	4,312
		24,740
	Electronic Equipment & Instruments — 1.2%
164	Avnet, Inc. (a)	4,460
72	Tyco Electronics Ltd., (Bermuda)	2,588
		7,048
	Energy Equipment & Services — 1.8%
16	Baker Hughes, Inc.	1,397
100	Halliburton Co.	5,286
37	Schlumberger Ltd.	3,943
		10,626
	Food & Staples Retailing — 3.4%
60	CVS/Caremark Corp.	2,382
548	Safeway, Inc.	15,640
64	SYSCO Corp.	1,758
		19,780
	Food Products — 2.0%
80	General Mills, Inc.	4,862
64	Kellogg Co.	3,068
132	Kraft Foods, Inc., Class A	3,761
		11,691
	Health Care Providers & Services — 2.9%
85	Aetna, Inc. (m)	3,437
57	Cardinal Health, Inc.	2,919
52	McKesson Corp.	2,885
155	WellPoint, Inc. (a)	7,378
		16,619
	Hotels, Restaurants & Leisure — 0.8%
78	International Game Technology	1,936
128	Royal Caribbean Cruises Ltd. (c)	2,874
		4,810

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 2.5%
234	Procter & Gamble Co.	14,205
	Industrial Conglomerates — 2.7%
503	General Electric Co.	13,415
56	Tyco International Ltd., (Bermuda)	2,240
		15,655
	Insurance — 5.7%
83	Allstate Corp. (The) (m)	3,784
83	American International Group, Inc.	2,193
26	Assurant, Inc.	1,746
881	Genworth Financial, Inc., Class A	15,698
33	Hartford Financial Services Group, Inc.	2,105
33	Prudential Financial, Inc.	1,983
30	RenaissanceRe Holdings Ltd., (Bermuda)	1,318
100	Travelers Cos., Inc. (The)	4,323
		33,150
	Machinery — 1.9%
55	Dover Corp.	2,680
38	Joy Global, Inc.	2,889
172	Kennametal, Inc.	5,582
		11,151
	Media — 5.2%
532	News Corp., Class A	7,998
255	Time Warner Cable, Inc., Class A (a)	6,739
518	Time Warner, Inc.	7,670
244	Walt Disney Co. (The)	7,616
		30,023
	Metals & Mining — 0.6%
18	United States Steel Corp.	3,289
	Multi-Utilities — 1.8%
408	CMS Energy Corp.	6,073
221	Xcel Energy, Inc.	4,442
		10,515
	Oil, Gas & Consumable Fuels — 15.7%
49	Anadarko Petroleum Corp.	3,682
188	Chevron Corp.	18,646
141	ConocoPhillips	13,287
30	Devon Energy Corp.	3,545
414	Exxon Mobil Corp.	36,517
189	Marathon Oil Corp.	9,788
84	XTO Energy, Inc.	5,751
		91,216
	Paper & Forest Products — 0.8%
889	Domtar Corp., (Canada) (a)	4,844
	Pharmaceuticals — 8.4%
200	Abbott Laboratories (m)	10,583
280	Bristol-Myers Squibb Co.	5,755
379	Merck & Co., Inc.	14,273
450	Pfizer, Inc.	7,867
527	Schering-Plough Corp.	10,375
		48,853
	Real Estate Investment Trusts (REITs) — 1.6%
23	Alexandria Real Estate Equities, Inc. (c) (m)	2,278
96	Apartment Investment & Management Co., Class A	3,260
58	Kimco Realty Corp.	1,995
58	Liberty Property Trust	1,916
		9,449
	Road & Rail — 2.2%
281	Hertz Global Holdings, Inc. (a)	2,697
162	Norfolk Southern Corp.	10,171
		12,868
	Semiconductors & Semiconductor Equipment — 0.5%
109	Xilinx, Inc.	2,747
	Software — 1.7%
123	CA, Inc.	2,828
105	Microsoft Corp.	2,875
219	Symantec Corp. (a)	4,236
		9,939
	Specialty Retail — 0.6%
137	Staples, Inc.	3,244
	Thrifts & Mortgage Finance — 3.5%
92	Doral Financial Corp. (a) (c)	1,251
159	Fannie Mae	3,106
706	Freddie Mac	11,572
742	MGIC Investment Corp. (c)	4,535
		20,464
	Total Long-Term Investments (Cost $589,444)	565,830
Short-Term Investment — 8.3%
	Investment Company — 8.3%
47,915	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $47,915)	47,915

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 1.9%
	Certificate of Deposit — 0.2%
1,250	Calyon, New York, VAR, 2.15%, 03/15/10	1,234
	Corporate Notes — 1.1%
739	Bank of Scotland plc, (United Kingdom), VAR, 2.53%, 08/29/08	739
1,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08 (e)	1,000
2,000	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10 (e)	1,993
1,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08 (e)	1,000
1,500	Monumental Global Funding III, VAR, 2.69%, 05/24/10 (e)	1,474
		6,206
	Repurchase Agreements — 0.6%
1,979	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $1,979, collateralized by U.S. Government Agency Mortgages	1,979
	Repurchase Agreements — Continued
1,500	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages	1,500
		3,479
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,968)	10,919
	Total Investments — 107.7% (Cost $648,327)	624,664
	Liabilities in Excess of Other Assets — (7.7)%	(44,649)
	NET ASSETS — 100.0%	$580,015

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
		Common Stocks — 98.9%
		Aerospace & Defense — 3.1%
215		Boeing Co.	14,128
72		Northrop Grumman Corp.	4,790
441		United Technologies Corp.	27,183
			46,101
		Air Freight & Logistics — 0.0% (g)
1		FedEx Corp.	84
		Auto Components — 1.8%
936		Johnson Controls, Inc.	26,840
		Beverages — 1.6%
453		Coca-Cola Co. (The)	23,561
12		PepsiCo, Inc.	732
			24,293
		Biotechnology — 1.8%
69		Amgen, Inc. (a)	3,250
188		Celgene Corp. (a)	11,999
203		Gilead Sciences, Inc. (a)	10,764
			26,013
		Capital Markets — 3.7%
65		Ameriprise Financial, Inc.	2,650
157		Bank of New York Mellon Corp. (The)	5,933
108		Goldman Sachs Group, Inc. (The)	18,806
65		Lehman Brothers Holdings, Inc.	1,284
161		Merrill Lynch & Co., Inc.	5,105
354		Morgan Stanley	12,751
71		State Street Corp.	4,539
169		TD AMERITRADE Holding Corp. (a)	3,052
			54,120
		Chemicals — 1.7%
74		Monsanto Co.	9,398
128		Praxair, Inc.	12,096
68		Rohm & Haas Co.	3,149
			24,643
		Commercial Banks — 2.8%
46		Comerica, Inc.	1,174
5		Huntington Bancshares, Inc. (c)	31
329		KeyCorp	3,614
21		SunTrust Banks, Inc.	776
411		U.S. Bancorp	11,461
275		Wachovia Corp.	4,267
778		Wells Fargo & Co.	18,470
62		Zions Bancorp (c)	1,959
			41,752
		Communications Equipment — 5.5%
2,118		Cisco Systems, Inc. (a)	49,257
772		Corning, Inc.	17,792
334		QUALCOMM, Inc.	14,829
			81,878
		Computers & Peripherals — 5.3%
114		Apple, Inc. (a)	19,021
207		Dell, Inc. (a) (c)	4,520
625		Hewlett-Packard Co.	27,633
224		International Business Machines Corp.	26,552
39		NetApp, Inc. (a)	845
			78,571
		Construction & Engineering — 0.1%
11		Fluor Corp.	2,084
		Consumer Finance — 0.5%
134		American Express Co.	5,032
76		Capital One Financial Corp.	2,876
			7,908
		Diversified Consumer Services — 0.4%
67		ITT Educational Services, Inc. (a) (c)	5,573
		Diversified Financial Services — 2.7%
928		Bank of America Corp.	22,147
85		CIT Group, Inc.	580
665		Citigroup, Inc.	11,150
6		CME Group, Inc.	2,367
77		NYSE Euronext	3,919
			40,163
		Diversified Telecommunication Services — 3.2%
660		AT&T, Inc.	22,226
—	(h)	Fairpoint Communications, Inc. (c)	—	(h)
698		Verizon Communications, Inc.	24,703
			46,929
		Electric Utilities — 3.0%
195		American Electric Power Co., Inc.	7,858
126		Edison International	6,480
131		Exelon Corp.	11,827
148		FirstEnergy Corp.	12,146
46		FPL Group, Inc.	3,016
1		Northeast Utilities	19
239		Sierra Pacific Resources	3,041
			44,387

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Electronic Equipment & Instruments — 0.0% (g)
1		Tyco Electronics Ltd., (Bermuda)	42
		Energy Equipment & Services — 4.1%
132		Baker Hughes, Inc.	11,528
218		Halliburton Co.	11,560
123		National Oilwell Varco, Inc. (a)	10,895
221		Schlumberger Ltd.	23,754
15		Transocean, Inc. (a)	2,331
			60,068
		Food & Staples Retailing — 5.6%
366		CVS/Caremark Corp.	14,499
1,308		Safeway, Inc.	37,346
1		SUPERVALU, Inc.	40
552		SYSCO Corp.	15,180
275		Wal-Mart Stores, Inc.	15,470
			82,535
		Food Products — 1.0%
105		General Mills, Inc.	6,359
283		Kraft Foods, Inc., Class A	8,047
			14,406
		Health Care Equipment & Supplies — 1.5%
85		CR Bard, Inc.	7,488
208		Medtronic, Inc.	10,739
52		Zimmer Holdings, Inc. (a)	3,551
			21,778
		Health Care Providers & Services — 1.6%
15		Aetna, Inc.	588
218		Cardinal Health, Inc.	11,231
—	(h)	Laboratory Corp. of America Holdings (a)	14
1		McKesson Corp.	39
1		Medco Health Solutions, Inc. (a)	35
233		WellPoint, Inc. (a)	11,109
			23,016
		Hotels, Restaurants & Leisure — 1.0%
—	(h)	Burger King Holdings, Inc.	12
1		Darden Restaurants, Inc.	23
467		International Game Technology	11,667
69		Yum! Brands, Inc.	2,430
			14,132
		Household Durables — 0.1%
48		Toll Brothers, Inc. (a) (c)	893
		Household Products — 2.7%
166		Colgate-Palmolive Co.	11,447
477		Procter & Gamble Co.	29,007
			40,454
		Independent Power Producers & Energy Traders — 0.4%
40		Constellation Energy Group, Inc.	3,277
71		NRG Energy, Inc. (a)	3,025
			6,302
		Industrial Conglomerates — 1.7%
934		General Electric Co.	24,939
		Insurance — 2.9%
64		Aflac, Inc.	4,039
45		Allstate Corp. (The)	2,052
1		Assurant, Inc.	34
89		Axis Capital Holdings Ltd., (Bermuda)	2,650
121		Genworth Financial, Inc., Class A	2,148
49		Hartford Financial Services Group, Inc.	3,164
29		Lincoln National Corp.	1,299
267		MetLife, Inc.	14,080
89		Principal Financial Group, Inc.	3,750
1		Protective Life Corp.	20
200		RenaissanceRe Holdings Ltd., (Bermuda)	8,931
			42,167
		Internet & Catalog Retail — 0.0% (g)
—	(h)	Amazon.com, Inc. (a)	26
		Internet Software & Services — 1.0%
21		Google, Inc., Class A (a)	11,176
181		Yahoo!, Inc. (a)	3,749
			14,925
		IT Services — 0.1%
1		Genpact Ltd., (Bermuda) (a) (c)	16
45		Paychex, Inc.	1,408
			1,424
		Machinery — 1.8%
127		Caterpillar, Inc.	9,376
197		Danaher Corp.	15,224
43		PACCAR, Inc.	1,818
			26,418
		Media — 3.8%
1,528		News Corp., Class A	22,975
1,153		Time Warner, Inc.	17,069
517		Walt Disney Co. (The)	16,143
			56,187

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Metals & Mining — 1.1%
50		Freeport-McMoRan Copper & Gold, Inc.	5,888
60		United States Steel Corp.	11,018
			16,906
		Multiline Retail — 0.6%
147		Family Dollar Stores, Inc.	2,936
142		Kohl’s Corp. (a)	5,673
			8,609
		Multi-Utilities — 0.7%
672		CMS Energy Corp. (c)	10,008
		Oil, Gas & Consumable Fuels — 12.0%
77		Anadarko Petroleum Corp.	5,740
97		Apache Corp.	13,422
256		Chevron Corp.	25,370
148		ConocoPhillips	13,982
37		Devon Energy Corp.	4,485
677		Exxon Mobil Corp.	59,661
111		Marathon Oil Corp.	5,747
292		Occidental Petroleum Corp.	26,227
18		Ultra Petroleum Corp. (a)	1,807
311		XTO Energy, Inc.	21,293
			177,734
		Paper & Forest Products — 0.0% (g)
6		Domtar Corp., (Canada) (a)	32
		Pharmaceuticals — 6.7%
488		Abbott Laboratories	25,848
742		Bristol-Myers Squibb Co.	15,224
996		Merck & Co., Inc.	37,544
138		Pfizer, Inc.	2,410
889		Schering-Plough Corp.	17,509
			98,535
		Real Estate Investment Trusts (REITs) — 0.3%
119		Apartment Investment & Management Co., Class A	4,063
3		MFA Mortgage Investments, Inc.	21
			4,084
		Road & Rail — 2.5%
588		Norfolk Southern Corp.	36,876
		Semiconductors & Semiconductor Equipment — 2.2%
283		Altera Corp.	5,865
79		Applied Materials, Inc.	1,502
57		Broadcom Corp., Class A (a)	1,551
2		Intel Corp.	52
156		KLA-Tencor Corp.	6,367
1		Tessera Technologies, Inc. (a)	19
144		Texas Instruments, Inc.	4,054
529		Xilinx, Inc. (c)	13,363
			32,773
		Software — 3.1%
1,266		Microsoft Corp.	34,822
512		Oracle Corp. (a)	10,751
			45,573
		Specialty Retail — 0.8%
68		Advance Auto Parts, Inc.	2,655
58		Dick’s Sporting Goods, Inc. (a) (c)	1,027
—	(h)	J Crew Group, Inc. (a) (c)	10
319		Staples, Inc.	7,579
—	(h)	TJX Cos., Inc.	15
			11,286
		Textiles, Apparel & Luxury Goods — 0.6%
60		Nike, Inc., Class B	3,561
—	(h)	Polo Ralph Lauren Corp.	16
67		V.F. Corp.	4,733
			8,310
		Thrifts & Mortgage Finance — 0.3%
130		Fannie Mae	2,545
129		Freddie Mac	2,112
			4,657
		Tobacco — 1.4%
342		Altria Group, Inc.	7,024
279		Philip Morris International, Inc.	13,757
			20,781
		Wireless Telecommunication Services — 0.1%
166		Sprint Nextel Corp.	1,573
		Total Long-Term Investments (Cost $1,311,899)	1,458,788
Short-Term Investment — 3.4%
		Investment Company — 3.4%
50,629		JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $50,629)	50,629

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 0.9%
	Corporate Notes — 0.5%
5,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08 (e)	5,000
2,000	Unicredito Italiano Bank Ireland plc, (Ireland), VAR, 2.48%, 08/08/08 (e)	2,000
		7,000
	Repurchase Agreements — 0.4%
2,250	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $2,250, collateralized by U.S. Government Agency Mortgages	2,250
223	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $223, collateralized by U.S. Government Agency Mortgages	223
1,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages	1,000
2,250	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $2,250, collateralized by U.S. Government Agency Mortgages	2,250
		5,723
	Total Investments of Cash Collateral for Securities on Loan (Cost $12,723)	12,723
	Total Investments — 103.2% (Cost $1,375,251)	1,522,140
	Liabilities in Excess of Other Assets — (3.2)%	(46,689)
	NET ASSETS — 100.0%	$1,475,451

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
63	S&P 500 Index	September, 2008	$20,177	$(575)

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Positions — 115.8% (j)
Long-Term Investments — 112.4%
		Common Stocks — 112.4%
		Aerospace & Defense — 4.0%
520		Boeing Co.	34,163
335		Northrop Grumman Corp.	22,425
1,397		United Technologies Corp.	86,202
			142,790
		Auto Components — 2.0%
2,519		Johnson Controls, Inc.	72,244
		Beverages — 1.7%
1,142		Coca-Cola Co. (The)	59,377
		Biotechnology — 1.9%
175		Amgen, Inc. (a)	8,264
457		Celgene Corp. (a)	29,207
583		Gilead Sciences, Inc. (a)	30,851
			68,322
		Capital Markets — 4.1%
143		Ameriprise Financial, Inc.	5,814
461		Bank of New York Mellon Corp. (The)	17,452
320		Goldman Sachs Group, Inc. (The)	55,990
163		Lehman Brothers Holdings, Inc.	3,228
367		Merrill Lynch & Co., Inc.	11,625
915		Morgan Stanley	33,015
179		State Street Corp.	11,479
489		TD AMERITRADE Holding Corp. (a)	8,841
			147,444
		Chemicals — 2.2%
25		CF Industries Holdings, Inc.	3,774
179		Monsanto Co.	22,656
36		Potash Corp. of Saskatchewan, Inc., (Canada)	8,217
373		Praxair, Inc.	35,142
169		Rohm & Haas Co.	7,855
			77,644
		Commercial Banks — 3.2%
1,727		Colonial BancGroup, Inc. (The)	7,632
114		Comerica, Inc.	2,918
985		KeyCorp	10,814
55		SunTrust Banks, Inc.	1,993
966		U.S. Bancorp	26,931
664		Wachovia Corp.	10,309
1,870		Wells Fargo & Co.	44,423
369		Zions Bancorp	11,622
			116,642
		Communications Equipment — 5.7%
5,428		Cisco Systems, Inc. (a)	126,254
1,865		Corning, Inc.	42,999
782		QUALCOMM, Inc.	34,718
			203,971
		Computers & Peripherals — 5.6%
271		Apple, Inc. (a)	45,358
525		Dell, Inc. (a)	11,494
1,627		Hewlett-Packard Co.	71,908
581		International Business Machines Corp.	68,884
99		NetApp, Inc. (a)	2,149
			199,793
		Construction & Engineering — 0.1%
29		Fluor Corp.	5,322
		Consumer Finance — 0.6%
338		American Express Co.	12,728
192		Capital One Financial Corp.	7,308
			20,036
		Diversified Consumer Services — 0.4%
172		ITT Educational Services, Inc. (a)	14,195
		Diversified Financial Services — 2.9%
2,236		Bank of America Corp.	53,379
211		CIT Group, Inc.	1,434
1,613		Citigroup, Inc.	27,035
16		CME Group, Inc.	5,959
297		NYSE Euronext	15,071
			102,878
		Diversified Telecommunication Services — 3.1%
1,575		AT&T, Inc.	53,075
—	(h)	Fairpoint Communications, Inc.	—	(h)
1,674		Verizon Communications, Inc.	59,273
			112,348
		Electric Utilities — 3.3%
622		American Electric Power Co., Inc.	25,040
287		Edison International	14,739
326		Exelon Corp.	29,348
336		FirstEnergy Corp.	27,629
195		FPL Group, Inc.	12,810
608		Sierra Pacific Resources	7,734
			117,300
		Energy Equipment & Services — 4.9%
322		Baker Hughes, Inc.	28,143
729		Halliburton Co.	38,702
416		National Oilwell Varco, Inc. (a)	36,915

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   41

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 4.9%
138	Noble Corp.	8,958
534	Schlumberger Ltd.	57,406
39	Transocean, Inc. (a)	5,960
		176,084
	Food & Staples Retailing — 5.9%
874	CVS/Caremark Corp.	34,577
3,388	Safeway, Inc.	96,724
1,550	SYSCO Corp.	42,628
658	Wal-Mart Stores, Inc.	36,977
		210,906
	Food Products — 1.6%
557	General Mills, Inc.	33,852
822	Kraft Foods, Inc., Class A	23,385
		57,237
	Health Care Equipment & Supplies — 2.7%
374	Covidien Ltd.	17,916
195	CR Bard, Inc.	17,139
469	Hologic, Inc. (a)	10,232
860	Medtronic, Inc.	44,482
133	Zimmer Holdings, Inc. (a)	9,023
		98,792
	Health Care Providers & Services — 2.5%
80	Aetna, Inc.	3,258
655	Cardinal Health, Inc.	33,778
36	Cigna Corp.	1,286
50	Laboratory Corp. of America Holdings (a)	3,447
95	McKesson Corp.	5,329
228	Medco Health Solutions, Inc. (a)	10,762
674	WellPoint, Inc. (a)	32,143
		90,003
	Hotels, Restaurants & Leisure — 0.9%
1,161	International Game Technology	29,014
147	Yum! Brands, Inc.	5,170
		34,184
	Household Durables — 0.1%
152	Toll Brothers, Inc. (a)	2,845
	Household Products — 2.8%
445	Colgate-Palmolive Co.	30,774
1,146	Procter & Gamble Co.	69,679
		100,453
	Independent Power Producers & Energy Traders — 0.4%
101	Constellation Energy Group, Inc.	8,325
179	NRG Energy, Inc. (a)	7,694
		16,019
	Industrial Conglomerates — 1.4%
1,845	General Electric Co.	49,240
	Insurance — 3.0%
138	Aflac, Inc.	8,682
114	Allstate Corp. (The)	5,176
224	Axis Capital Holdings Ltd., (Bermuda)	6,663
307	Genworth Financial, Inc., Class A	5,462
100	Hartford Financial Services Group, Inc.	6,441
73	Lincoln National Corp.	3,299
678	MetLife, Inc.	35,771
217	Principal Financial Group, Inc.	9,098
641	RenaissanceRe Holdings Ltd., (Bermuda)	28,611
		109,203
	Internet & Catalog Retail — 0.2%
88	Amazon.com, Inc. (a)	6,441
	Internet Software & Services — 1.0%
49	Google, Inc., Class A (a)	25,909
421	Yahoo!, Inc. (a)	8,700
		34,609
	IT Services — 0.1%
115	Paychex, Inc.	3,594
	Machinery — 2.7%
344	Caterpillar, Inc.	25,413
730	Danaher Corp.	56,460
357	PACCAR, Inc.	14,937
		96,810
	Media — 4.5%
154	Gannett Co., Inc.	3,339
4,889	News Corp., Class A	73,529
2,813	Time Warner, Inc.	41,639
111	Viacom, Inc., Class B (a)	3,388
1,235	Walt Disney Co. (The)	38,540
		160,435
	Metals & Mining — 2.0%
220	Freeport-McMoRan Copper & Gold, Inc.	25,780
243	United States Steel Corp.	44,948
		70,728

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multiline Retail — 0.7%
570	Family Dollar Stores, Inc.	11,367
334	Kohl’s Corp. (a)	13,374
		24,741
	Multi-Utilities — 0.9%
2,259	CMS Energy Corp.	33,664
	Oil, Gas & Consumable Fuels — 12.2%
195	Anadarko Petroleum Corp.	14,610
226	Apache Corp.	31,429
647	Chevron Corp.	64,132
373	ConocoPhillips	35,246
74	Devon Energy Corp.	8,843
1,594	Exxon Mobil Corp.	140,447
255	Marathon Oil Corp.	13,211
742	Occidental Petroleum Corp.	66,657
82	Ultra Petroleum Corp. (a)	8,029
804	XTO Energy, Inc.	55,107
		437,711
	Pharmaceuticals — 7.1%
1,378	Abbott Laboratories	72,999
2,173	Bristol-Myers Squibb Co.	44,614
2,408	Merck & Co., Inc.	90,753
351	Pfizer, Inc.	6,130
2,129	Schering-Plough Corp.	41,914
		256,410
	Real Estate Investment Trusts (REITs) — 0.9%
143	Alexandria Real Estate Equities, Inc.	13,959
577	Apartment Investment & Management Co., Class A	19,659
		33,618
	Road & Rail — 3.7%
51	Burlington Northern Santa Fe Corp.	5,094
1,929	Norfolk Southern Corp.	120,873
72	Union Pacific Corp.	5,439
		131,406
	Semiconductors & Semiconductor Equipment — 2.5%
722	Altera Corp.	14,947
200	Applied Materials, Inc.	3,809
143	Broadcom Corp., Class A (a)	3,899
512	KLA-Tencor Corp.	20,857
364	Texas Instruments, Inc.	10,247
1,388	Xilinx, Inc.	35,048
		88,807
	Software — 3.0%
3,038	Microsoft Corp.	83,574
1,240	Oracle Corp. (a)	26,037
		109,611
	Specialty Retail — 1.3%
49	Abercrombie & Fitch Co., Class A	3,041
230	Advance Auto Parts, Inc.	8,943
146	Dick’s Sporting Goods, Inc. (a)	2,582
266	Penske Auto Group, Inc.	3,923
820	Staples, Inc.	19,483
289	TJX Cos., Inc.	9,109
		47,081
	Textiles, Apparel & Luxury Goods — 0.8%
122	Nike, Inc., Class B	7,286
159	Phillips-Van Heusen Corp.	5,829
232	V.F. Corp.	16,517
		29,632
	Thrifts & Mortgage Finance — 0.3%
299	Fannie Mae	5,832
322	Freddie Mac	5,285
		11,117
	Tobacco — 1.4%
867	Altria Group, Inc.	17,818
660	Philip Morris International, Inc.	32,621
		50,439
	Wireless Telecommunication Services — 0.1%
421	Sprint Nextel Corp.	4,000
	Total Long-Term Investments (Cost $4,140,963)	4,036,126
Short-Term Investment — 3.4%
	Investment Company — 3.4%
120,851	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $120,851)	120,851
	Total Investments — 115.8% (Cost $4,261,814)	4,156,977
	Liabilities in Excess of Other Assets — (15.8)%	(567,497)
	NET ASSETS — 100.0%	$3,589,480

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   43

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 16.4%
	Common Stocks — 16.4%
	Aerospace & Defense — 0.5%
214	General Dynamics Corp.	17,977
	Automobiles — 0.4%
2,945	Ford Motor Co. (a)	14,165
	Beverages — 0.4%
294	Pepsi Bottling Group, Inc.	8,209
87	PepsiCo, Inc.	5,539
		13,748
	Biotechnology — 0.3%
81	Genentech, Inc. (a)	6,178
32	Genzyme Corp. (a)	2,326
92	ImClone Systems, Inc. (a)	3,704
		12,208
	Capital Markets — 0.2%
246	Federated Investors, Inc., Class B	8,457
	Chemicals — 1.2%
562	H.B. Fuller Co.	12,602
156	Nalco Holding Co.	3,291
441	Nova Chemicals Corp., (Canada)	10,876
129	OM Group, Inc. (a)	4,216
258	Terra Industries, Inc.	12,734
		43,719
	Commercial Banks — 0.4%
63	Associated Banc-Corp.	1,208
162	BancorpSouth, Inc.	2,839
74	BB&T Corp.	1,683
276	Wilmington Trust Corp.	7,296
		13,026
	Diversified Financial Services — 0.1%
188	Nasdaq OMX Group (The) (a)	4,999
	Electric Utilities — 0.5%
488	Duke Energy Corp.	8,488
250	Southern Co.	8,743
		17,231
	Electrical Equipment — 0.4%
265	Emerson Electric Co.	13,083
	Energy Equipment & Services — 1.0%
367	ENSCO International, Inc.	29,625
132	Rowan Cos., Inc.	6,152
		35,777
	Food & Staples Retailing — 0.2%
166	SUPERVALU, Inc.	5,114
	Food Products — 0.3%
460	ConAgra Foods, Inc.	8,859
	Health Care Equipment & Supplies — 1.2%
202	Becton, Dickinson & Co.	16,390
396	St. Jude Medical, Inc. (a)	16,172
230	Varian Medical Systems, Inc. (a)	11,924
		44,486
	Health Care Providers & Services — 0.9%
273	AmerisourceBergen Corp.	10,920
161	Express Scripts, Inc. (a)	10,068
227	Humana, Inc. (a)	9,036
71	Quest Diagnostics, Inc.	3,456
		33,480
	Industrial Conglomerates — 0.3%
266	Tyco International Ltd., (Bermuda)	10,667
	Internet Software & Services — 0.1%
128	eBay, Inc. (a)	3,492
	Machinery — 1.6%
71	Deere & Co.	5,127
389	Illinois Tool Works, Inc.	18,478
187	Ingersoll-Rand Co. Ltd., Class A, (Bermuda)	6,983
344	ITT Corp.	21,763
79	Parker Hannifin Corp.	5,628
		57,979
	Media — 0.8%
610	CBS Corp., Class B	11,885
394	E.W. Scripps Co., Class A	16,362
		28,247
	Metals & Mining — 0.5%
212	Nucor Corp.	15,831
	Multiline Retail — 0.4%
214	Nordstrom, Inc.	6,498
183	Target Corp.	8,513
		15,011
	Paper & Forest Products — 0.3%
513	International Paper Co.	11,951
	Personal Products — 0.3%
235	Estee Lauder Cos., Inc. (The), Class A	10,916
	Pharmaceuticals — 0.4%
159	Johnson & Johnson	10,198
189	Medicines Co. (The) (a)	3,744
		13,942

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Real Estate Investment Trusts (REITs) — 0.9%
474	Douglas Emmett, Inc.	10,419
315	Equity Residential	12,067
102	Home Properties, Inc.	4,907
74	Public Storage	5,954
		33,347
	Road & Rail — 1.2%
363	CSX Corp.	22,816
517	Heartland Express, Inc.	7,702
110	J.B. Hunt Transport Services, Inc.	3,674
192	Knight Transportation, Inc.	3,518
239	Werner Enterprises, Inc.	4,434
		42,144
	Semiconductors & Semiconductor Equipment — 0.5%
329	Intel Corp.	7,070
376	Microchip Technology, Inc.	11,468
		18,538
	Specialty Retail — 0.6%
345	AutoNation, Inc. (a)	3,461
184	Gap, Inc. (The)	3,069
256	Ross Stores, Inc.	9,086
64	Tiffany & Co.	2,624
115	Urban Outfitters, Inc. (a)	3,578
		21,818
	Textiles, Apparel & Luxury Goods — 0.1%
200	Liz Claiborne, Inc.	2,834
	Thrifts & Mortgage Finance — 0.4%
907	Hudson City Bancorp, Inc.	15,122
	Total Short Positions (Proceeds $627,941)	$588,168

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
310	S&P 500 Index	September, 2008	$99,285	$(3,769)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   45

JPMorgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Equity Income Fund	Equity Income II Fund		Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$204,188		$181,719	$49,660		$425,952
Investments in affiliates, at value	2,437		6,554	1,152		15,667
Total investment securities, at value	206,625		188,273	50,812		441,619
Cash	10		27	—	(b)	53
Receivables:
Investment securities sold	853		—	—		1,095
Fund shares sold	1,221		107	5		52
Interest and dividends	300		498	120		560
Total Assets	209,009		188,905	50,937		443,379

LIABILITIES:
Payables:
Dividends	55		127	69		101
Investment securities purchased	951		—	—		2,378
Collateral for securities lending program	3,202		4,314	—		1,797
Fund shares redeemed	130		320	52		397
Variation margin on futures contracts	3		—	—		—
Accrued liabilities:
Investment advisory fees	45		68	18		152
Administration fees	20		18	—		39
Shareholder servicing fees	11		42	4		95
Distribution fees	—	(b)	36	—		100
Custodian and accounting fees	13		8	12		8
Trustees’ and Chief Compliance Officer’s fees	2		5	24		27
Other	83		112	43		284
Total Liabilities	4,515		5,050	222		5,378
Net Assets	$204,494		$183,855	$50,715		$438,001

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Disciplined Equity Fund	Equity Income Fund	Equity Income II Fund	Growth and Income Fund
NET ASSETS:
Paid in capital	$444,464	$128,533	$38,488	$429,766
Accumulated undistributed (distributions in excess of) net investment income	(68)	(191)	(85)	(141)
Accumulated net realized gains (losses)	(276,299)	8,300	7,288	(5,769)
Net unrealized appreciation (depreciation)	36,397	47,213	5,024	14,145
Total Net Assets	$204,494	$183,855	$50,715	$438,001
Net Assets:
Class A	$1,487	$97,572	$—	$413,710
Class B	—	14,129	—	12,097
Class C	—	4,425	—	3,598
Select Class	17,063	67,729	50,715	8,596
Institutional Class	73,219	—	—	—
Ultra	112,725	—	—	—
Total	$204,494	$183,855	$50,715	$438,001

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	96	10,713	—	14,792
Class B	—	1,560	—	442
Class C	—	489	—	138
Select Class	1,102	7,364	4,619	296
Institutional Class	4,739	—	—	—
Ultra	7,296	—	—	—

Net Asset Value:
Class A — Redemption price per share	$15.44	$9.11	$—	$27.97
Class B — Offering price per share (a)	—	9.05	—	27.36
Class C — Offering price per share (a)	—	9.05	—	26.13
Select Class — Offering and redemption price per share	15.48	9.20	10.98	29.02
Institutional Class — Offering and redemption price per share	15.45	—	—	—
Ultra — Offering and redemption price per share	15.45	—	—	—
Class A maximum sales charge	5.25%	5.25%	—	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.30	$9.61	$—	$29.52

Cost of investments in non-affiliates	$167,678	$134,506	$44,636	$411,807
Cost of investments in affiliates	2,437	6,554	1,152	15,667
Value of securities on loan	3,048	4,143	—	1,702

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund		U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$928,936	$576,749	$1,471,511		$4,036,126
Investments in affiliates, at value	—	47,915	50,629		120,851
Total investment securities, at value	928,936	624,664	1,522,140		4,156,977
Cash	—	7	54		19
Deposits with broker for futures	—	—	2,844		7,200
Receivables:
Investment securities sold	2,804	42,429	17,581		73,131
Fund shares sold	460	261	14,998		11,668
Interest and dividends	947	738	2,145		5,622
Variation margin on futures contracts	—	—	13		85
Prepaid expenses and other assets	—	—	—	(c)	—
Total Assets	933,147	668,099	1,559,775		4,254,702

LIABILITIES:
Payables:
Due to custodian	2,209	—	—		—
Dividends	—	2,292	3,073		—
Dividends for securities sold short	—	—	—		831
Investment securities purchased	—	73,649	54,612		69,356
Securities sold short, at value	—	—	—		588,168
Collateral for securities lending program	10,875	10,968	12,723		—
Fund shares redeemed	8,377	620	12,621		3,700
Accrued liabilities:
Investment advisory fees	396	193	502		2,081
Administration fees	81	52	134		265
Shareholder servicing fees	180	115	255		602
Distribution fees	102	14	40		45
Custodian and accounting fees	18	17	32		44
Trustees’ and Chief Compliance Officer’s fees	5	4	10		9
Other	498	160	322		121
Total Liabilities	22,741	88,084	84,324		665,222
Net Assets	$910,406	$580,015	$1,475,451		$3,589,480

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid in capital	$984,146	$630,146	$1,355,380	$3,816,995
Accumulated undistributed (distributions in excess of) net investment income	(34)	(223)	40	18,081
Accumulated net realized gains (losses)	(349,778)	(26,245)	(26,283)	(176,763)
Net unrealized appreciation (depreciation)	276,072	(23,663)	146,314	(68,833)
Total Net Assets	$910,406	$580,015	$1,475,451	$3,589,480
Net Assets:
Class A	$251,333	$31,227	$120,365	$107,496
Class B	60,623	7,337	12,548	—
Class C	12,465	2,830	8,589	36,663
Class R5 (a)	—	30,165	96,194	57,411
Select Class	581,830	508,456	987,949	3,387,910
Institutional Class	—	—	249,806	—
Ultra	4,155	—	—	—
Total	$910,406	$580,015	$1,475,451	$3,589,480

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,887	2,929	12,593	5,791
Class B	3,435	697	1,327	—
Class C	712	270	909	1,996
Class R5 (a)	—	2,867	10,070	3,074
Select Class	30,104	48,277	103,523	181,878
Institutional Class	—	—	26,157	—
Ultra	213	—	—	—

Net Asset Value:
Class A — Redemption price per share	$19.50	$10.66	$9.56	$18.56
Class B — Offering price per share (b)	17.65	10.52	9.45	—
Class C — Offering price per share (b)	17.50	10.47	9.44	18.37
Class R5 (a) — Offering and redemption price per share	—	10.52	9.55	18.68
Select Class — Offering and redemption price per share	19.33	10.53	9.54	18.63
Institutional Class — Offering and redemption price per share	—	—	9.55	—
Ultra — Offering and redemption price per share	19.45	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$20.58	$11.25	$10.09	$19.59

Cost of investments in non-affiliates	$652,864	$600,412	$1,324,622	$4,140,963
Cost of investments in affiliates	—	47,915	50,629	120,851
Value of securities on loan	10,746	10,003	12,172	—
Proceeds from securities sold short	—	—	—	627,941

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   51

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008

(Amounts in thousands)

	Disciplined Equity Fund	Equity Income Fund	Equity Income II Fund	Growth and Income Fund
INVESTMENT INCOME:
Dividend income	$5,314	$9,650	$3,791	$11,312
Dividend income from affiliates (a)	121	533	73	851
Interest income	19	153	83	—
Income from securities lending (net)	42	65	—	43
Total investment income	5,496	10,401	3,947	12,206
EXPENSES:
Investment advisory fees	654	1,105	457	2,119
Administration fees	261	275	113	528
Distribution fees:
Class A	4	409	—	1,247
Class B	—	153	—	123
Class C	—	45	—	33
Shareholder servicing fees:
Class A	4	409	—	1,247
Class B	—	51	—	41
Class C	—	15	—	11
Select Class	78	216	286	26
Institutional Class	102	—	—	—
Custodian and accounting fees	63	36	37	36
Interest expense	5	— (b)	15	—
Professional fees	49	46	51	50
Trustees’ and Chief Compliance Officer’s fees	3	3	4	5
Printing and mailing costs	13	17	16	13
Registration and filing fees	28	47	20	45
Transfer agent fees	29	333	38	671
Other	5	13	5	19
Total expenses	1,298	3,173	1,042	6,214
Less amounts waived	(188)	(34)	(55)	(1)
Less earnings credits	(1)	(6)	— (b)	(8)
Less expense reimbursements for legal matters	—	— (b)	—	—
Net expenses	1,109	3,133	987	6,205
Net investment income (loss)	4,387	7,268	2,960	6,001
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	35,790	14,624	17,918	18,428
Futures	(365)	—	—	—
Payment by affiliate (See Note 3)	—	16	—	—
Net realized gain (loss)	35,425	14,640	17,918	18,428
Change in net unrealized appreciation (depreciation) of:
Investments	(78,967)	(64,840)	(38,088)	(130,891)
Futures	(153)	—	—	—
Securities sold short	(5)	—	—	—
Change in net unrealized appreciation (depreciation)	(79,125)	(64,840)	(38,088)	(130,891)
Net realized/unrealized gains (losses)	(43,700)	(50,200)	(20,170)	(112,463)
Change in net assets resulting from operations	$(39,313)	$(42,932)	$(17,210)	$(106,462)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Dividend income	$8,263	$16,590	$28,124	$55,503 (d)
Dividend income from affiliates (a)	353	546	1,361	3,271
Income from securities lending (net)	209	230	196	—
Total investment income	8,825	17,366	29,681	58,774

EXPENSES:
Investment advisory fees	4,981	2,794	6,051	25,879
Administration fees	993	696	1,509	2,597
Distribution fees:
Class A	615	101	338	115
Class B	663	83	136	—
Class C	97	29	69	121
Shareholder servicing fees:
Class A	615	101	338	115
Class B	221	28	45	—
Class C	32	10	23	40
Class R5 (b)	—	17	40	26
Select Class	1,613	1,515	2,522	6,184
Institutional Class	—	—	262	—
Custodian and accounting fees	70	63	131	175
Interest expense	8	— (c)	3	1
Professional fees	39	32	85	101
Trustees’ and Chief Compliance Officer’s fees	11	8	17	36
Printing and mailing costs	38	20	21	47
Registration and filing fees	49	55	29	122
Transfer agent fees	1,511	423	689	361
Dividend expense on securities sold short	—	—	—	8,225
Other	19	20	23	64
Total expenses	11,575	5,995	12,331	44,209
Less amounts waived	(299)	(11)	(361)	(9,958)
Less earnings credits	(11)	(6)	(6)	(13)
Less expense reimbursements for legal matters	— (c)	— (c)	— (c)	—
Net expenses	11,265	5,978	11,964	34,238
Net investment income (loss)	(2,440)	11,388	17,717	24,536

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	96,806	(3,409)	46,833	(162,569)
Futures	—	—	(310)	(13,868)
Securities sold short	—	—	—	53,070
Payment by affiliate (See Note 3)	69	41	60	—
Net realized gain (loss)	96,875	(3,368)	46,583	(123,367)
Change in net unrealized appreciation (depreciation) of:
Investments	(44,911)	(183,149)	(221,911)	(186,874)
Futures	—	—	(671)	(3,805)
Securities sold short	—	(22)	(74)	33,968
Change in net unrealized appreciation (depreciation)	(44,911)	(183,171)	(222,656)	(156,711)
Net realized/unrealized gains (losses)	51,964	(186,539)	(176,073)	(280,078)
Change in net assets resulting from operations	$49,524	$(175,151)	$(158,356)	$(255,542)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(c)	Amount rounds to less than $1,000.

(d)	Includes broker borrowing fees paid in relation to short sale transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund		Equity Income II Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Period Ended 6/30/2007 (a)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,387	$7,228	$7,268	$6,163	$2,960	$4,419	$8,003
Net realized gain (loss)	35,425	101,153	14,640	33,137	17,918	58,182	114,032
Change in net unrealized appreciation (depreciation)	(79,125)	(906)	(64,840)	17,144	(38,088)	(31,600)	(39,149)
Change in net assets resulting from operations	(39,313)	107,475	(42,932)	56,444	(17,210)	31,001	82,886

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(21)	(17)	(4,040)	(2,863)	—	—	—
From net realized gains	—	—	(16,644)	(19,045)	—	—	—
Class B
From net investment income	—	—	(370)	(477)	—	—	—
From net realized gains	—	—	(2,150)	(4,578)	—	—	—
Class C
From net investment income	—	—	(112)	(113)	—	—	—
From net realized gains	—	—	(600)	(1,058)	—	—	—
Select Class
From net investment income	(355)	(2,559)	(2,286)	(2,534)	(2,722)	(4,403)	(7,560)
From net realized gains	—	—	(8,762)	(16,142)	(48,438)	(62,466)	—
Institutional Class
From net investment income	(1,625)	(2,556)	—	—	—	—	—
Ultra
From net investment income	(2,280)	(2,194)	—	—	—	—	—
Total distributions to shareholders	(4,281)	(7,326)	(34,964)	(46,810)	(51,160)	(66,869)	(7,560)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(72,844)	(408,104)	(27,433)	(13,977)	(84,324)	(127,488)	(265,132)

NET ASSETS
Change in net assets	(116,438)	(307,955)	(105,329)	(4,343)	(152,694)	(163,356)	(189,806)
Beginning of period	320,932	628,887	289,184	293,527	203,409	366,765	556,571
End of period	$204,494	$320,932	$183,855	$289,184	$50,715	$203,409	$366,765
Accumulated undistributed (distributions in excess of) net investment income	$(68)	$(41)	$(191)	$(218)	$(85)	$(216)	$15

(a)	The Fund changed its fiscal year end from October 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Growth and Income Fund		Large Cap Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,001	$5,472	$(2,440)	$(2,102)
Net realized gain (loss)	18,428	64,930	96,875	121,735
Change in net unrealized appreciation (depreciation)	(130,891)	53,630	(44,911)	52,685
Change in net assets resulting from operations	(106,462)	124,032	49,524	172,318

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,513)	(5,150)	—	—
From net realized gains	(71,487)	(25,605)	—	—
Class B
From net investment income	(96)	(100)	—	—
From net realized gains	(2,405)	(1,210)	—	—
Class C
From net investment income	(31)	(27)	—	—
From net realized gains	(691)	(265)	—	—
Select Class
From net investment income	(139)	(82)	—	—
From net realized gains	(1,637)	(239)	—	—
Total distributions to shareholders	(81,999)	(32,678)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	8,529	(33,995)	(158,510)	(372,171)

NET ASSETS
Change in net assets	(179,932)	57,359	(108,986)	(199,853)
Beginning of period	617,933	560,574	1,019,392	1,219,245
End of period	$438,001	$617,933	$910,406	$1,019,392
Accumulated undistributed (distributions in excess of) net investment income	$(141)	$(106)	$(34)	$(27)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,388	$14,811	$17,717	$16,401	$24,536	$3,885
Net realized gain (loss)	(3,368)	180,235	46,583	173,095	(123,367)	14,388
Change in net unrealized appreciation (depreciation)	(183,171)	17,485	(222,656)	134,164	(156,711)	87,656
Change in net assets resulting from operations	(175,151)	212,531	(158,356)	323,660	(255,542)	105,929

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(510)	(610)	(1,151)	(1,206)	(137)	— (b)
From net realized gains	(9,870)	(3,812)	(17,774)	(15,909)	(1,049)	(5)
Class B
From net investment income	(80)	(130)	(50)	(84)	—	—
From net realized gains	(2,730)	(1,327)	(2,436)	(2,970)	—	—
Class C
From net investment income	(29)	(42)	(34)	(33)	(31)	—
From net realized gains	(947)	(404)	(1,282)	(1,051)	(356)	(5)
Class R5 (a)
From net investment income	(665)	(450)	(1,131)	(309)	(227)	(71)
From net realized gains	(10,874)	(1,963)	(9,727)	(1,894)	(1,351)	(119)
Select Class
From net investment income	(9,533)	(13,216)	(11,367)	(11,757)	(8,033)	(730)
From net realized gains	(144,152)	(76,579)	(123,717)	(119,730)	(64,146)	(1,402)
Institutional Class
From net investment income	—	—	(3,440)	(2,993)	—	—
From net realized gains	—	—	(35,935)	(28,324)	—	—
Ultra
From net investment income	(29)	(166)	—	—	—	—
From net realized gains	(693)	(641)	—	—	—	—
Total distributions to shareholders	(180,112)	(99,340)	(208,044)	(186,260)	(75,330)	(2,332)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	111,268	(274,828)	299,792	(46,686)	2,494,455	1,253,059

NET ASSETS
Change in net assets	(243,995)	(161,637)	(66,608)	90,714	2,163,583	1,356,656
Beginning of period	824,010	985,647	1,542,059	1,451,345	1,425,897	69,241
End of period	$580,015	$824,010	$1,475,451	$1,542,059	$3,589,480	$1,425,897
Accumulated undistributed (distributions in excess of) net investment income	$(223)	$(376)	$40	$(144)	$18,081	$3,313

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Disciplined Equity Fund		Equity Income Fund		Equity Income II Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007 (a)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$483	$644	$110,508	$44,220	$—	$—	$—
Dividends and distributions reinvested	21	16	19,875	20,583	—	—	—
Cost of shares redeemed	(355)	(418)	(144,781)	(36,677)	—	—	—
Change in net assets from Class A capital transactions	$149	$242	$(14,398)	$28,126	$—	$—	$—
Class B
Proceeds from shares issued	$—	$—	$1,906	$5,564	$—	$—	$—
Dividends and distributions reinvested	—	—	2,368	4,701	—	—	—
Cost of shares redeemed	—	—	(11,378)	(17,764)	—	—	—
Change in net assets from Class B capital transactions	$—	$—	$(7,104)	$(7,499)	$—	$—	$—
Class C
Proceeds from shares issued	$—	$—	$1,111	$1,905	$—	$—	$—
Dividends and distributions reinvested	—	—	637	990	—	—	—
Cost of shares redeemed	—	—	(2,675)	(2,343)	—	—	—
Change in net assets from Class C capital transactions	$—	$—	$(927)	$552	$—	$—	$—
Select Class
Proceeds from shares issued	$6,868	$38,805	$40,854	$49,829	$24,353	$16,877	$39,292
Subscriptions in-kind (See Note 9)	—	—	—	—	—	—	122,843
Dividends and distributions reinvested	283	478	3,839	6,405	9,189	5,219	450
Cost of shares redeemed	(54,127)	(266,841)	(49,697)	(91,390)	(117,866)	(149,584)	(388,112)
Redemptions in-kind (See Note 9)	—	—	—	—	—	—	(39,605)
Change in net assets from Select Class capital transactions	$(46,976)	$(227,558)	$(5,004)	$(35,156)	$(84,324)	$(127,488)	$(265,132)
Institutional Class
Proceeds from shares issued	$10,052	$13,845	$—	$—	$—	$—	$—
Dividends and distributions reinvested	1,420	2,089	—	—	—	—	—
Cost of shares redeemed	(36,239)	(154,894)	—	—	—	—	—
Change in net assets from Institutional Class capital transactions	$(24,767)	$(138,960)	$—	$—	$—	$—	$—
Ultra
Proceeds from shares issued	$9,061	$5,835	$—	$—	$—	$—	$—
Dividends and distributions reinvested	2,280	2,194	—	—	—	—	—
Cost of shares redeemed	(12,591)	(49,857)	—	—	—	—	—
Change in net assets from Ultra capital transactions	$(1,250)	$(41,828)	$—	$—	$—	$—	$—
Total change in net assets from capital transactions	$(72,844)	$(408,104)	$(27,433)	$(13,977)	$(84,324)	$(127,488)	$(265,132)

(a)	The Fund changed its fiscal year end from October 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund		Equity Income II Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007 (a)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	28	37	10,222	3,556	—	—	—
Reinvested	1	1	1,903	1,732	—	—	—
Redeemed	(21)	(24)	(13,987)	(2,934)	—	—	—
Change in Class A Shares	8	14	(1,862)	2,354	—	—	—
Class B
Issued	—	—	178	450	—	—	—
Reinvested	—	—	228	399	—	—	—
Redeemed	—	—	(1,051)	(1,432)	—	—	—
Change in Class B Shares	—	—	(645)	(583)	—	—	—
Class C
Issued	—	—	99	157	—	—	—
Reinvested	—	—	61	84	—	—	—
Redeemed	—	—	(249)	(192)	—	—	—
Change in Class C Shares	—	—	(89)	49	—	—	—
Select Class
Issued	385	2,427	3,674	4,050	1,639	757	1,652
Subscriptions in-kind (See Note 9)	—	—	—	—	—	—	5,212
Reinvested	17	28	364	536	728	236	19
Redeemed	(2,997)	(15,327)	(4,542)	(7,376)	(6,515)	(6,105)	(16,107)
Redemption in-kind (See Note 9)	—	—	—	—	—	—	(1,610)
Change in Select Class Shares	(2,595)	(12,872)	(504)	(2,790)	(4,148)	(5,112)	(10,834)
Institutional Class
Issued	554	853	—	—	—	—	—
Reinvested	83	122	—	—	—	—	—
Redeemed	(2,136)	(9,081)	—	—	—	—	—
Change in Institutional Class Shares	(1,499)	(8,106)	—	—	—	—	—
Ultra
Issued	530	352	—	—	—	—	—
Reinvested	135	127	—	—	—	—	—
Redeemed	(722)	(3,146)	—	—	—	—	—
Change in Ultra Shares	(57)	(2,667)	—	—	—	—	—

(a)	The Fund changed its fiscal year end from October 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Growth and Income Fund		Large Cap Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,308	$24,020	$68,787	$53,906
Dividends and distributions reinvested	72,250	28,822	—	—
Cost of shares redeemed	(74,657)	(79,867)	(55,175)	(65,667)
Change in net assets from Class A capital transactions	$8,901	$(27,025)	$13,612	$(11,761)
Class B
Proceeds from shares issued	$1,740	$2,678	$7,540	$4,851
Dividends and distributions reinvested	2,383	1,208	—	—
Cost of shares redeemed	(7,495)	(15,195)	(58,030)	(79,114)
Change in net assets from Class B capital transactions	$(3,372)	$(11,309)	$(50,490)	$(74,263)
Class C
Proceeds from shares issued	$706	$704	$5,183	$2,701
Dividends and distributions reinvested	666	272	—	—
Cost of shares redeemed	(1,467)	(1,738)	(4,534)	(3,875)
Change in net assets from Class C capital transactions	$(95)	$(762)	$649	$(1,174)
Select Class
Proceeds from shares issued	$6,365	$6,604	$135,469	$47,916
Dividends and distributions reinvested	1,492	198	—	—
Cost of shares redeemed	(4,762)	(1,701)	(258,550)	(320,138)
Change in net assets from Select Class capital transactions	$3,095	$5,101	$(123,081)	$(272,222)
Ultra
Proceeds from shares issued	$—	$—	$800	$— (a)
Cost of shares redeemed	—	—	—	(12,751)
Change in net assets from Ultra capital transactions	$—	$—	$800	$(12,751)

Total change in net assets from capital transactions	$8,529	$(33,995)	$(158,510)	$(372,171)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Large Cap Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	336	647	3,512	3,088
Reinvested	2,276	770	—	—
Redeemed	(2,213)	(2,114)	(2,810)	(3,825)
Change in Class A Shares	399	(697)	702	(737)
Class B
Issued	54	72	423	309
Reinvested	77	33	—	—
Redeemed	(227)	(411)	(3,289)	(5,026)
Change in Class B Shares	(96)	(306)	(2,866)	(4,717)
Class C
Issued	23	20	286	170
Reinvested	22	7	—	—
Redeemed	(47)	(49)	(263)	(250)
Change in Class C Shares	(2)	(22)	23	(80)
Select Class
Issued	168	168	7,158	2,827
Reinvested	45	5	—	—
Redeemed	(143)	(43)	(13,347)	(18,710)
Change in Select Class Shares	70	130	(6,189)	(15,883)
Ultra
Issued	—	—	37	— (a)
Redeemed	—	—	—	(770)
Change in Ultra Shares	—	—	37	(770)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Large Cap Value Fund		U.S. Equity Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,450	$9,906	$21,635	$14,463	$125,379	$3,088
Dividends and distributions reinvested	8,660	3,668	17,099	14,867	1,109	5
Cost of shares redeemed	(12,263)	(14,559)	(28,429)	(36,907)	(12,966)	(743)
Change in net assets from Class A capital transactions	$3,847	$(985)	$10,305	$(7,577)	$113,522	$2,350
Class B
Proceeds from shares issued	$851	$2,454	$1,564	$1,208	$—	$—
Dividends and distributions reinvested	2,539	1,355	2,198	2,614	—	—
Cost of shares redeemed	(5,244)	(6,162)	(9,322)	(12,218)	—	—
Change in net assets from Class B capital transactions	$(1,854)	$(2,353)	$(5,560)	$(8,396)	$—	$—
Class C
Proceeds from shares issued	$595	$626	$2,884	$791	$40,356	$992
Dividends and distributions reinvested	850	392	1,132	858	356	5
Cost of shares redeemed	(1,758)	(1,283)	(2,432)	(2,467)	(1,840)	(692)
Change in net assets from Class C capital transactions	$(313)	$(265)	$1,584	$(818)	$38,872	$305
Class R5 (a)
Proceeds from shares issued	$24,970	$29,930	$75,007	$44,238	$31,027	$30,099
Dividends and distributions reinvested	11,539	2,413	10,857	2,203	1,578	190
Cost of shares redeemed	(23,258)	(6,707)	(12,383)	(9,144)	(13,682)	(18)
Change in net assets from Class R5 capital transactions	$13,251	$25,636	$73,481	$37,297	$18,923	$30,271
Select Class
Proceeds from shares issued	$169,373	$56,700	$283,900	$150,908	$2,540,704	$1,237,617
Subscription in-kind (Note 9)	—	—	—	—	2,500	—
Dividends and distributions reinvested	107,821	42,819	97,889	85,014	22,190	859
Cost of shares redeemed	(174,340)	(388,981)	(255,767)	(283,632)	(242,256)	(18,343)
Change in net assets from Select Class capital transactions	$102,854	$(289,462)	$126,022	$(47,710)	$2,323,138	$1,220,133
Institutional Class
Proceeds from shares issued	$—	$—	$136,604	$84,630	$—	$—
Dividends and distributions reinvested	—	—	17,495	11,251	—	—
Cost of shares redeemed	—	—	(60,139)	(115,363)	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$93,960	$(19,482)	$—	$—
Ultra
Proceeds from shares issued	$694	$102	$—	$—	$—	$—
Dividends and distributions reinvested	— (b)	—	—	—	—	—
Cost of shares redeemed	(7,211)	(7,501)	—	—	—	—
Change in net assets from Ultra capital transactions	$(6,517)	$(7,399)	$—	$—	$—	$—
Total change in net assets from capital transactions	$111,268	$(274,828)	$299,792	$(46,686)	$2,494,455	$1,253,059

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	517	555	1,936	1,234	6,256	151
Reinvested	682	210	1,606	1,298	54	— (b)
Redeemed	(873)	(828)	(2,550)	(3,126)	(666)	(37)
Change in Class A Shares	326	(63)	992	(594)	5,644	114
Class B
Issued	60	141	144	103	—	—
Reinvested	202	78	209	231	—	—
Redeemed	(374)	(350)	(854)	(1,052)	—	—
Change in Class B Shares	(112)	(131)	(501)	(718)	—	—
Class C
Issued	44	36	250	68	2,026	48
Reinvested	68	23	107	76	18	— (b)
Redeemed	(123)	(74)	(218)	(212)	(95)	(34)
Change in Class C Shares	(11)	(15)	139	(68)	1,949	14
Class R5 (a)
Issued	1,753	1,690	6,636	3,737	1,527	1,577
Reinvested	917	139	1,022	192	77	10
Redeemed	(1,836)	(389)	(1,138)	(786)	(641)	(1)
Change in Class R5 Shares	834	1,440	6,520	3,143	963	1,586
Select Class
Issued	13,128	3,293	27,689	12,709	127,028	62,905
Subscription in-kind (See Note 9)	—	—	—	—	121	—
Reinvested	8,566	2,476	9,196	7,436	1,077	45
Redeemed	(12,058)	(21,810)	(22,406)	(24,290)	(11,968)	(936)
Change in Select Class Shares	9,636	(16,041)	14,479	(4,145)	116,258	62,014
Institutional Class
Issued	—	—	11,992	7,212	—	—
Reinvested	—	—	1,643	983	—	—
Redeemed	—	—	(5,602)	(9,739)	—	—
Change in Institutional Class Shares	—	—	8,033	(1,544)	—	—
Ultra
Issued	55	6	—	—	—	—
Reinvested	— (b)	—	—	—	—	—
Redeemed	(480)	(414)	—	—	—	—
Change in Ultra Shares	(425)	(408)	—	—	—	—

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2008

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows used by operating activities:
Net decrease in net assets from operations	$(255,542)

Adjustments to reconcile net decrease in net assets from operations to net cash used by operating activities:
Purchase of investment securities	(6,361,181)
Proceeds from disposition of investment securities	3,683,855
Covers of investment securities sold short	(1,304,985)
Proceeds from disposition of investment securities sold short	1,671,980
Purchases of short-term investments, net	(48,021)
Unrealized appreciation/depreciation on investments	186,874
Unrealized appreciation/depreciation on investment securities sold short	(33,968)
Realized gain/loss on investments	162,569
Realized gain/loss on investment securities sold short	(53,070)
Increase in deposits with broker for futures contracts	(4,962)
Increase in receivable for investments sold	(13,932)
Increase in dividends and interest receivable	(3,621)
Increase in variation margin receivable	(84)
Decrease in payable for investments purchased	(48,110)
Increase in dividends payable for securities sold short	597
Increase in accrued expenses and other liabilities	1,937
Net cash used by operating activities	(2,419,664)

Cash flows provided by financing activities:
Net proceeds from shares issued	2,735,514
Net cost of shares redeemed	(267,110)
Cash distributions paid (net of reinvestments of dividends of $25,233)	(50,097)
Net cash provided by financing activities	2,418,307
Net increase in cash	(1,357)

Cash:
Beginning of period	1,376
End of period	$19

Supplemental disclosure of cash flow information:

Non cash operating and financing activities not included herein consist of a subscription in kind of $2,463.

Interest expense paid during the year was $1.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital		Total distributions	Redemption fees
Disciplined Equity Fund
Class A
Year Ended June 30, 2008	$18.45	$0.22	(g)	$(3.00)	$(2.78)	$(0.23)	$—		$(0.23)	$—
Year Ended June 30, 2007	15.33	0.18	(g)	3.15	3.33	(0.21)	—		(0.21)	—
January 1, 2006 through June 30, 2006 (e)	15.14	0.09	(g)	0.18	0.27	(0.08)	—		(0.08)	—	(h)
Year Ended December 31, 2005	14.78	0.13	(g)	0.36	0.49	(0.13)	—		(0.13)	—
Year Ended December 31, 2004	13.50	0.13		1.30	1.43	(0.15)	—		(0.15)	—
Year Ended December 31, 2003	10.54	0.05		2.99	3.04	(0.08)	—	(h)	(0.08)	—

Select Class
Year Ended June 30, 2008	18.48	0.26	(g)	(3.00)	(2.74)	(0.26)	—		(0.26)	—
Year Ended June 30, 2007	15.34	0.22	(g)	3.16	3.38	(0.24)	—		(0.24)	—
January 1, 2006 through June 30, 2006 (e)	15.16	0.11	(g)	0.17	0.28	(0.10)	—		(0.10)	—	(h)
Year Ended December 31, 2005	14.80	0.17	(g)	0.36	0.53	(0.17)	—		(0.17)	—
Year Ended December 31, 2004	13.51	0.18		1.30	1.48	(0.19)	—		(0.19)	—
Year Ended December 31, 2003	10.55	0.11		2.98	3.09	(0.13)	—		(0.13)	—

Institutional Class
Year Ended June 30, 2008	18.47	0.29	(g)	(3.01)	(2.72)	(0.30)	—		(0.30)	—
Year Ended June 30, 2007	15.33	0.25	(g)	3.16	3.41	(0.27)	—		(0.27)	—
January 1, 2006 through June 30, 2006 (e)	15.15	0.12	(g)	0.17	0.29	(0.11)	—		(0.11)	—	(h)
Year Ended December 31, 2005	14.78	0.19	(g)	0.37	0.56	(0.19)	—		(0.19)	—
Year Ended December 31, 2004	13.49	0.22		1.28	1.50	(0.21)	—		(0.21)	—
Year Ended December 31, 2003	10.55	0.18		2.92	3.10	(0.16)	—	(h)	(0.16)	—

Ultra
Year Ended June 30, 2008	18.47	0.31	(g)	(3.02)	(2.71)	(0.31)	—		(0.31)	—
Year Ended June 30, 2007	15.33	0.26	(g)	3.17	3.43	(0.29)	—		(0.29)	—
January 1, 2006 through June 30, 2006 (e)	15.15	0.12	(g)	0.18	0.30	(0.12)	—		(0.12)	—	(h)
Year Ended December 31, 2005	14.79	0.21	(g)	0.36	0.57	(0.21)	—		(0.21)	—
Year Ended December 31, 2004	13.50	0.22		1.30	1.52	(0.23)	—		(0.23)	—
March 24, 2003 (f) through December 31, 2003	10.77	0.12		2.75	2.87	(0.14)	—	(h)	(0.14)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.44	(15.18)%	$1,487	0.85%	1.26%	0.92%	72%
18.45	21.82	1,628	0.85	1.07	0.92	59
15.33	1.78	1,141	0.85	1.14	0.95	34
15.14	3.33	957	0.87	0.87	1.04	44
14.78	10.64	1,847	0.95	1.01	1.67	49
13.50	28.96	2,000	0.95	0.74	2.31	77

15.48	(14.93)	17,063	0.60	1.45	0.68	72
18.48	22.16	68,341	0.60	1.32	0.66	59
15.34	1.85	254,182	0.60	1.42	0.70	34
15.16	3.61	90,359	0.60	1.17	0.68	44
14.80	11.03	79,342	0.63	1.37	0.78	49
13.51	29.45	78,000	0.67	1.02	0.80	77

15.45	(14.88)	73,219	0.45	1.66	0.52	72
18.47	22.40	115,178	0.45	1.47	0.51	59
15.33	1.89	219,916	0.45	1.54	0.54	34
15.15	3.84	310,294	0.45	1.31	0.52	44
14.78	11.23	341,641	0.45	1.52	0.60	49
13.49	29.60	418,000	0.45	1.24	0.60	77

15.45	(14.78)	112,725	0.35	1.76	0.42	72
18.47	22.53	135,785	0.35	1.55	0.42	59
15.33	1.95	153,648	0.35	1.62	0.45	34
15.15	3.87	125,344	0.35	1.41	0.43	44
14.79	11.33	102,817	0.35	1.59	0.55	49
13.50	26.75	108,000	0.35	1.28	0.54	77

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2008	$12.42	$0.28	(c)	$(2.17)	$(1.89)	$(0.26)	$(1.16)	$(1.42)
Year Ended June 30, 2007	12.10	0.26	(c)	2.26	2.52	(0.26)	(1.94)	(2.20)
Year Ended June 30, 2006	15.57	0.27	(c)	0.79	1.06	(0.30)	(4.23)	(4.53)
Year Ended June 30, 2005	16.60	0.30		1.43	1.73	(0.30)	(2.46)	(2.76)
Year Ended June 30, 2004	15.00	0.21		2.12	2.33	(0.21)	(0.52)	(0.73)

Class B
Year Ended June 30, 2008	12.36	0.22	(c)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(c)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.20	(c)	0.80	1.00	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.17		1.44	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.10		2.12	2.22	(0.11)	(0.52)	(0.63)

Class C
Year Ended June 30, 2008	12.35	0.22	(c)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(c)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.21	(c)	0.78	0.99	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.22		1.39	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.09		2.13	2.22	(0.11)	(0.52)	(0.63)

Select Class
Year Ended June 30, 2008	12.53	0.31	(c)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(c)	2.27	2.57	(0.29)	(1.94)	(2.23)
Year Ended June 30, 2006	15.65	0.32	(c)	0.79	1.11	(0.34)	(4.23)	(4.57)
Year Ended June 30, 2005	16.67	0.34		1.44	1.78	(0.34)	(2.46)	(2.80)
Year Ended June 30, 2004	15.06	0.25		2.13	2.38	(0.25)	(0.52)	(0.77)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(c)	Calculated based upon average shares outstanding.

(d)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.11	(16.48	)%(d)	$97,572	1.18%	2.61%	1.18%	49%
12.42	21.98		156,220	1.18	2.13	1.18	23
12.10	7.94		123,680	1.19	2.05	1.21	21
15.57	11.18		118,328	1.12	1.93	1.25	68
16.60	15.93		89,123	1.24	1.36	1.36	15

9.05	(16.99	)(d)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23
12.05	7.43		33,589	1.70	1.51	1.70	21
15.52	10.40		56,778	1.79	1.23	1.87	68
16.57	15.09		69,716	1.99	0.62	2.01	15

9.05	(16.92	)(d)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23
12.04	7.36		6,369	1.70	1.54	1.71	21
15.52	10.40		7,532	1.74	1.33	1.80	68
16.57	15.12		4,244	1.99	0.59	2.01	15

9.20	(16.26	)(d)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23
12.19	8.28		129,889	0.89	2.30	0.94	21
15.65	11.46		311,852	0.87	2.15	0.95	68
16.67	16.22		326,818	0.99	1.61	1.01	15

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

			Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income II Fund
Select Class
Year Ended June 30, 2008	$23.20	$0.47	$(3.22)	$(2.75)	$(0.44)	$(9.03)	$(9.47)
November 1, 2006 through June 30, 2007 (e)	26.43	0.42	2.31	2.73	(0.41)	(5.55)	(5.96)
Year ended October 31, 2006 (f)	22.52	0.39	3.89	4.28	(0.37)	—	(0.37)
Year ended October 31, 2005	21.19	0.29	1.33	1.62	(0.29)	—	(0.29)
Year ended October 31, 2004	18.65	0.25	2.56	2.81	(0.27)	—	(0.27)
Year ended October 31, 2003	16.01	0.26	2.64	2.90	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from October 31 to June 30.

(f)	Effective September 15, 2006, the Fund’s investment objective and strategies changed.

(g)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.98	(16.24)%	$50,715	0.87%(g)	2.60%	0.91%	29%
23.20	11.83	203,409	0.85	2.61	0.85	52
26.43	19.16	366,765	0.80	1.57	0.81	63
22.52	7.67	556,571	0.81	1.31	0.81	77
21.19	15.12	538,753	0.85	1.20	0.85	39
18.65	18.34	349,000	0.85	1.55	0.85	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2008	$40.42	$0.39	(f)	$(7.22)	$(6.83)	$(0.37)	$(5.25)	$(5.62)
Year Ended June 30, 2007	34.67	0.35	(f)	7.49	7.84	(0.35)	(1.74)	(2.09)
January 1, 2006 through June 30, 2006 (e)	33.55	0.15	(f)	1.11	1.26	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.00	0.23	(f)	0.99	1.22	(0.24)	(0.43)	(0.67)
Year Ended December 31, 2004	29.18	0.25	(f)	3.81	4.06	(0.24)	—	(0.24)
Year Ended December 31, 2003	23.31	0.21	(f)	5.88	6.09	(0.22)	—	(0.22)

Class B
Year Ended June 30, 2008	39.67	0.21	(f)	(7.07)	(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(f)	7.35	7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (e)	32.95	0.06	(f)	1.09	1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(f)	0.99	1.04	(0.07)	(0.43)	(0.50)
Year Ended December 31, 2004	28.67	0.10	(f)	3.73	3.83	(0.09)	—	(0.09)
Year Ended December 31, 2003	22.91	0.08	(f)	5.78	5.86	(0.10)	—	(0.10)

Class C
Year Ended June 30, 2008	38.18	0.21	(f)	(6.79)	(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(f)	7.08	7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (e)	31.81	0.06	(f)	1.05	1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(f)	0.95	1.01	(0.10)	(0.43)	(0.53)
Year Ended December 31, 2004	27.74	0.10	(f)	3.60	3.70	(0.11)	—	(0.11)
Year Ended December 31, 2003	22.19	0.08	(f)	5.59	5.67	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2008	41.71	0.50	(f)	(7.49)	(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(f)	7.72	8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (e)	34.55	0.22	(f)	1.14	1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(f)	1.01	1.38	(0.36)	(0.43)	(0.79)
Year Ended December 31, 2004	30.02	0.40	(f)	3.90	4.30	(0.36)	—	(0.36)
Year Ended December 31, 2003	23.98	0.32	(f)	6.05	6.37	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$27.97	(18.43)%	$413,710	1.16%	1.15%	1.16%	69%
40.42	23.20	581,817	1.17	0.94	1.17	49
34.67	3.76	523,111	1.26	0.85	1.30	16
33.55	3.72	543,010	1.24	0.68	1.24	41	(g)
33.00	13.98	601,100	1.30	0.84	1.41	44	(g)
29.18	26.27	610,000	1.30	0.83	1.45	37	(g)

27.36	(18.84)	12,097	1.66	0.62	1.66	69
39.67	22.61	21,336	1.67	0.43	1.67	49
34.05	3.50	28,724	1.76	0.34	1.80	16
32.95	3.21	38,820	1.74	0.16	1.74	41	(g)
32.41	13.38	63,113	1.80	0.32	1.91	44	(g)
28.67	25.66	76,000	1.80	0.32	2.00	37	(g)

26.13	(18.85)	3,598	1.66	0.64	1.66	69
38.18	22.61	5,349	1.67	0.44	1.67	49
32.86	3.50	5,324	1.76	0.34	1.80	16
31.81	3.21	5,645	1.74	0.19	1.74	41	(g)
31.33	13.38	6,027	1.80	0.34	1.91	44	(g)
27.74	25.64	6,000	1.80	0.32	2.00	37	(g)

29.02	(18.23)	8,596	0.90	1.45	0.91	69
41.71	23.57	9,431	0.87	1.22	0.90	49
35.71	3.95	3,415	0.90	1.24	1.05	16
34.55	4.08	3,692	0.90	1.09	1.06	41	(g)
33.96	14.42	1,426	0.90	1.27	2.31	44	(g)
30.02	26.78	1,000	0.90	1.22	1.00	37	(g)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Large Cap Growth Fund
Class A
Year Ended June 30, 2008	$18.67	$(0.07	)(f)	$0.90	$0.83	$—	$19.50
Year Ended June 30, 2007	16.03	(0.05	)(f)	2.69	2.64	—	18.67
Year Ended June 30, 2006	14.96	(0.06	)(f)	1.13	1.07	—	16.03
Year Ended June 30, 2005	14.82	0.01		0.16	0.17	(0.03)	14.96
Year Ended June 30, 2004	12.93	(0.04)		1.93	1.89	—	14.82

Class B
Year Ended June 30, 2008	16.99	(0.16	)(f)	0.82	0.66	—	17.65
Year Ended June 30, 2007	14.65	(0.13	)(f)	2.47	2.34	—	16.99
Year Ended June 30, 2006	13.75	(0.13	)(f)	1.03	0.90	—	14.65
Year Ended June 30, 2005	13.69	(0.55)		0.61	0.06	— (g)	13.75
Year Ended June 30, 2004	12.04	(0.15)		1.80	1.65	—	13.69

Class C
Year Ended June 30, 2008	16.84	(0.16	)(f)	0.82	0.66	—	17.50
Year Ended June 30, 2007	14.53	(0.13	)(f)	2.44	2.31	—	16.84
Year Ended June 30, 2006	13.63	(0.13	)(f)	1.03	0.90	—	14.53
Year Ended June 30, 2005	13.57	(0.60)		0.66	0.06	— (g)	13.63
Year Ended June 30, 2004	11.93	(0.14)		1.78	1.64	—	13.57

Select Class
Year Ended June 30, 2008	18.46	(0.02	)(f)	0.89	0.87	—	19.33
Year Ended June 30, 2007	15.80	(0.01	)(f)	2.67	2.66	—	18.46
Year Ended June 30, 2006	14.71	(0.02	)(f)	1.11	1.09	—	15.80
Year Ended June 30, 2005	14.56	0.17		0.02	0.19	(0.04)	14.71
Year Ended June 30, 2004	12.67	—		1.89	1.89	—	14.56

Ultra
Year Ended June 30, 2008	18.54	0.01	(f)	0.90	0.91	—	19.45
Year Ended June 30, 2007	15.84	0.03	(f)	2.67	2.70	—	18.54
Year Ended June 30, 2006	14.71	0.01	(f)	1.12	1.13	—	15.84
February 22, 2005 (e) through June 30, 2005	14.42	0.01		0.30	0.31	(0.02)	14.71

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

4.45	%(h)	$251,333	1.24%	(0.36)%	1.28%	52%
16.47		227,544	1.24	(0.29)	1.26	35
7.15		207,103	1.24	(0.36)	1.30	49
1.14		234,983	1.24	0.12	1.34	112
14.62		262,069	1.24	(0.25)	1.36	46

3.88	(h)	60,623	1.77	(0.88)	1.78	52
15.97		107,034	1.76	(0.81)	1.76	35
6.55		161,461	1.78	(0.90)	1.80	49
0.46		218,707	1.91	(0.54)	1.95	112
13.70		300,533	1.99	(1.00)	2.01	46

3.92	(h)	12,465	1.77	(0.88)	1.78	52
15.90		11,602	1.76	(0.81)	1.76	35
6.60		11,163	1.78	(0.89)	1.81	49
0.45		12,179	1.92	(0.55)	1.95	112
13.75		20,271	1.99	(1.00)	2.01	46

4.71	(h)	581,830	0.99	(0.10)	1.03	52
16.84		669,951	0.99	(0.04)	1.01	35
7.41		824,532	0.99	(0.12)	1.05	49
1.31		1,201,449	0.99	0.43	1.03	112
14.92		1,702,190	0.99	0.00	1.01	46

4.91	(h)	4,155	0.77	0.04	0.77	52
17.05		3,261	0.76	0.20	0.76	35
7.68		14,986	0.79	0.09	0.81	49
2.12		22,428	0.75	0.21	0.75	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2008	$18.54	$0.20	(g)	$(3.94)	$(3.74)	$(0.17)	$(3.97)	$(4.14)
Year Ended June 30, 2007	16.55	0.23	(g)	3.52	3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(g)	1.18	1.39	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2005	14.47	0.20		1.37	1.57	(0.20)	—	(0.20)
Year Ended June 30, 2004	12.16	0.13		2.31	2.44	(0.13)	—	(0.13)

Class B
Year Ended June 30, 2008	18.38	0.13	(g)	(3.92)	(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(g)	3.50	3.64	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.72	0.13	(g)	1.17	1.30	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.37	0.05		1.42	1.47	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.08	0.03		2.29	2.32	(0.03)	—	(0.03)

Class C
Year Ended June 30, 2008	18.32	0.13	(g)	(3.91)	(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(g)	3.50	3.63	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.69	0.13	(g)	1.15	1.28	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.35	0.09		1.37	1.46	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.06	0.03		2.29	2.32	(0.03)	—	(0.03)

Class R5 (e)
Year Ended June 30, 2008	18.37	0.27	(g)	(3.91)	(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(g)	3.50	3.80	(0.31)	(1.53)	(1.84)
May 15, 2006 (f) through June 30, 2006	16.65	0.04	(g)	(0.19)	(0.15)	(0.09)	—	(0.09)

Select Class
Year Ended June 30, 2008	18.39	0.24	(g)	(3.92)	(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(g)	3.50	3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(g)	1.17	1.42	(0.27)	(0.46)	(0.73)
Year Ended June 30, 2005	14.36	0.24		1.36	1.60	(0.23)	—	(0.23)
Year Ended June 30, 2004	12.06	0.17		2.30	2.47	(0.17)	—	(0.17)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.66	(23.52	)%(h)	$31,227	1.09%	1.39%	1.09%	93%
18.54	23.49		48,264	1.07	1.27	1.07	77
16.55	8.93		44,110	1.08	1.31	1.11	72
15.84	10.87		58,488	1.08	1.29	1.21	112
14.47	20.14		64,318	1.18	1.01	1.29	32

10.52	(24.04	)(h)	7,337	1.59	0.89	1.59	93
18.38	22.89		14,870	1.57	0.77	1.57	77
16.42	8.37		15,437	1.58	0.81	1.61	72
15.72	10.22		23,304	1.74	0.61	1.81	112
14.37	19.24		27,036	1.93	0.25	1.94	32

10.47	(24.06	)(h)	2,830	1.59	0.89	1.59	93
18.32	22.92		5,143	1.57	0.77	1.57	77
16.37	8.30		4,850	1.58	0.82	1.61	72
15.69	10.10		5,678	1.73	0.62	1.80	112
14.35	19.27		5,716	1.93	0.25	1.94	32

10.52	(23.26	)(h)	30,165	0.64	1.87	0.64	93
18.37	24.04		37,350	0.62	1.70	0.62	77
16.41	(0.92)		9,729	0.64	2.12	0.74	72

10.53	(23.43	)(h)	508,456	0.84	1.66	0.84	93
18.39	23.83		710,573	0.82	1.53	0.82	77
16.42	9.16		897,848	0.83	1.57	0.86	72
15.73	11.19		1,155,483	0.82	1.54	0.90	112
14.36	20.52		1,462,956	0.93	1.24	0.95	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2008	$12.36	$0.10	(h)	$(1.25)	$(1.15)	$(0.09)	$(1.56)	$(1.65)
Year Ended June 30, 2007	11.28	0.10	(h)	2.47	2.57	(0.10)	(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (e)	10.99	0.05	(h)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(h)	0.16	0.23	(0.07)	(0.16)	(0.23)
Year Ended December 31, 2004	10.01	0.08	(h)	0.97	1.05	(0.07)	—	(0.07)
Year Ended December 31, 2003	7.61	0.04	(h)	2.41	2.45	(0.05)	—	(0.05)

Class B
Year Ended June 30, 2008	12.24	0.04	(h)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(h)	2.45	2.49	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (e)	10.90	0.02	(h)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(h)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(h) (i)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(h)	2.39	2.37	— (i)	—	— (i)

Class C
Year Ended June 30, 2008	12.23	0.04	(h)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(h)	2.44	2.48	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (e)	10.90	0.02	(h)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(h)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(h) (i)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(h)	2.39	2.37	— (i)	—	—

Class R5 (f)
Year Ended June 30, 2008	12.35	0.15	(h)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(h)	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006 (g) through June 30, 2006	11.48	0.02	(h)	(0.19)	(0.17)	(0.04)	—	(0.04)

Select Class
Year Ended June 30, 2008	12.34	0.13	(h)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(h)	2.47	2.60	(0.13)	(1.39)	(1.52)
January 1, 2006 through June 30, 2006 (e)	10.98	0.06	(h)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(h)	0.17	0.27	(0.10)	(0.16)	(0.26)
Year Ended December 31, 2004	9.99	0.11	(h)	0.97	1.08	(0.10)	—	(0.10)
Year Ended December 31, 2003	7.61	0.07	(h)	2.39	2.46	(0.08)	—	(0.08)

Institutional Class
Year Ended June 30, 2008	12.35	0.15	(h)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(h)	2.47	2.62	(0.15)	(1.39)	(1.54)
January 1, 2006 through June 30, 2006 (e)	10.98	0.07	(h)	0.29	0.36	(0.07)	—	(0.07)
Year Ended December 31, 2005	10.97	0.12	(h)	0.17	0.29	(0.12)	(0.16)	(0.28)
Year Ended December 31, 2004	9.99	0.12	(h)	0.97	1.09	(0.11)	—	(0.11)
Year Ended December 31, 2003	7.61	0.09	(h)	2.38	2.47	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.56	(10.55	)%(j)	$120,365	1.05%	0.91%	1.07%	103%
12.36	24.09		143,393	1.05	0.85	1.10	112
11.28	3.10		137,548	1.05	0.81	1.12	85
10.99	2.11		151,595	1.04	0.69	1.07	83
10.99	10.50		52,893	1.05	0.80	1.46	82
10.01	32.32		50,000	1.05	0.50	1.54	101

9.45	(11.08	)(j)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112
11.18	2.76		28,469	1.57	0.28	1.62	85
10.90	1.62		35,022	1.56	0.16	1.58	83
10.90	9.74		24,746	1.75	0.03	1.97	82
9.95	31.29		29,000	1.75	(0.20)	2.04	101

9.44	(11.03	)(j)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112
11.18	2.77		9,372	1.57	0.29	1.62	85
10.90	1.64		10,257	1.56	0.17	1.58	83
10.90	9.74		4,376	1.75	0.04	1.96	82
9.95	31.29		5,000	1.75	(0.20)	2.04	101

9.55	(10.16	)(j)	96,194	0.59	1.42	0.62	103
12.35	24.66		43,851	0.59	1.31	0.65	112
11.27	(1.47)		4,585	0.59	1.25	0.73	85

9.54	(10.34	)(j)	987,949	0.79	1.17	0.82	103
12.34	24.44		1,099,173	0.79	1.11	0.85	112
11.26	3.14		1,049,744	0.79	1.07	0.87	85
10.98	2.45		1,340,801	0.78	0.95	0.81	83
10.97	10.80		339,811	0.79	1.04	0.90	82
9.99	32.42		312,000	0.79	0.76	0.92	101

9.55	(10.20	)(j)	249,806	0.64	1.33	0.67	103
12.35	24.60		223,850	0.64	1.27	0.70	112
11.27	3.31		221,627	0.64	1.22	0.72	85
10.98	2.62		208,614	0.64	1.12	0.67	83
10.97	10.96		63,670	0.64	1.20	0.74	82
9.99	32.63		76,000	0.64	0.91	0.76	101

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2008	$20.98	$0.07		$(1.76)	$(1.69)	$(0.08)	$(0.65)	$(0.73)	$18.56
Year Ended June 30, 2007	16.48	0.12	(h)	4.53	4.65	(0.01)	(0.14)	(0.15)	20.98
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.08	(h)	1.44	1.52	(0.04)	—	(0.04)	16.48

Class C
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)	18.37
Year Ended June 30, 2007	16.44	0.03	(h)	4.50	4.53	—	(0.14)	(0.14)	20.83
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.02	(h)	1.44	1.46	(0.02)	—	(0.02)	16.44

Class R5 (g)
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)	18.68
Year Ended June 30, 2007	16.50	0.21	(h)	4.54	4.75	(0.08)	(0.14)	(0.22)	21.03
November 1, 2005 (e) through June 30, 2006 (f)	16.68	0.02	(h)	(0.20)	(0.18)	—	—	—	16.50

Select Class
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)	18.63
Year Ended June 30, 2007	16.50	0.17	(h)	4.53	4.70	(0.07)	(0.14)	(0.21)	20.99
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.10	(h)	1.44	1.54	(0.04)	—	(0.04)	16.50

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from October 31 to June 30.

(g)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)

(8.36)%	$107,496	1.57%	1.25%	0.75%	1.96%	1.64%	124%
28.35	3,090	1.66	1.25	0.64	2.17	1.76	138
10.13	551	1.50	1.24	0.71	4.82	4.55	92

(8.74)	36,663	2.07	1.75	0.26	2.46	2.14	124
27.64	983	2.16	1.75	0.17	2.72	2.31	138
9.77	549	2.00	1.74	0.21	5.32	5.05	92

(7.90)	57,411	1.12	0.80	1.12	1.51	1.19	124
28.94	44,397	1.21	0.80	1.07	1.70	1.29	138
(1.08)	8,661	1.30	0.80	1.18	2.44	1.94	92

(8.07)	3,387,910	1.32	1.00	0.95	1.71	1.39	124
28.62	1,377,427	1.41	1.00	0.86	1.86	1.45	138
10.30	59,480	1.21	1.01	0.91	2.86	2.66	92

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Disciplined Equity Fund	Class A, Select Class, Institutional Class and Ultra	JPM I
Equity Income Fund	Class A, Class B, Class C and Select Class	JPM II
Equity Income II Fund	Select Class	JPM I
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I
Large Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Large Cap Value Fund	Class A, Class B, Class C, Class R5 and Select Class	JPM II
U.S. Equity Fund	Class A, Class B, Class C, Class R5, Select Class and Institutional Class	JPM I
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R5 and Select Class	JPM I

Ultra Shares of the Disciplined Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Ultra Shares unless they meet certain requirements as described in their prospectus.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Effective January 17, 2008, Ultra Shares of the Large Cap Value Fund were liquidated. Ultra Shares of Large Cap Value Fund are no longer available to investors.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is

80   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2008 (amounts in thousands):

	Value	Percentage
Large Cap Growth Fund	$2,962	0.3%

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of June 30, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E.  Short Sales — The Growth and Income Fund, Equity Income II Fund and U.S. Large Cap Core Plus Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the value of the short positions. The Funds are subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the price of the security declines between those dates.

F.  Securities Lending — To generate additional income, each Fund (except the Equity Income II Fund and U.S. Large Cap Core Plus Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
Disciplined Equity Fund	$3,048	$3,202	$3
Equity Income Fund	4,143	4,314	5
Growth and Income Fund	1,702	1,797	1
Large Cap Growth Fund	10,746	10,746	20
Large Cap Value Fund	10,003	10,919	11
U.S. Equity Fund	12,172	12,723	10

G.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

H.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements.

J.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

82   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

K.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Equity Income and Equity Income II Funds, which are declared and paid monthly and the U.S. Large Cap Core Plus Fund which are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Disciplined Equity Fund	$(10)	$(133)	$143
Equity Income Fund	(7)	(433)	440
Equity Income II Fund	19,646	(107)	(19,539)
Growth and Income Fund	(71)	(257)	328
Large Cap Growth Fund	(2,449)	2,433	16
Large Cap Value Fund	—	(389)	389
U.S. Equity Fund	— (a)	(360)	360
U.S. Large Cap Core Plus Fund	317	(1,340)	1,023

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts (for Disciplined Equity Fund, Growth and Income Fund, Large Cap Value Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund), taxable overdistributions (for Disciplined Equity Fund and Growth and Income Fund), investments in partnerships (for Equity Income Fund, Equity Income II Fund and Large Cap Growth Fund), non-taxable special dividends (for Equity Income Fund and Growth and Income Fund), tax equalization (for Equity Income II Fund and U.S. Large Cap Core Plus Fund), dividend expense for securities sold short (for U.S. Large Cap Core Plus Fund) and net operating losses (Large Cap Growth Fund).

L.  Recent Accounting Pronouncements — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Disciplined Equity Fund, Equity Income II Fund, Growth and Income Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Equity Income Fund	0.40
Equity Income II Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	1.00

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by their Advisors or their affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2008 were as follows (amounts in thousands):

Disciplined Equity Fund	$5
Equity Income Fund	21
Equity Income II Fund	3
Growth and Income Fund	37
Large Cap Growth Fund	15
Large Cap Value Fund	21
U.S. Equity Fund	61
U.S. Large Cap Core Plus Fund	151

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Disciplined Equity Fund	0.25%	n/a	n/a
Equity Income Fund	0.25	0.75%	0.75%
Growth and Income Fund	0.25	0.75	0.75
Large Cap Growth Fund	0.25	0.75	0.75
Large Cap Value Fund	0.25	0.75	0.75
U.S. Equity Fund	0.25	0.75	0.75
U.S. Large Cap Core Plus Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$1	$—
Equity Income Fund	18	31
Growth and Income Fund	26	28
Large Cap Growth Fund	27	58
Large Cap Value Fund	8	17
U.S. Equity Fund	15	13
U.S. Large Cap Core Plus Fund	120	13

84   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
Equity Income Fund	0.25	0.25%	0.25%	n/a	0.25	n/a
Equity Income II Fund	n/a	n/a	n/a	n/a	0.25	n/a
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	n/a
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	n/a
Large Cap Value Fund	0.25	0.25	0.25	0.05%	0.25	n/a
U.S. Equity Fund	0.25	0.25	0.25	0.05	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	n/a	0.25	0.05	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class	Ultra
Disciplined Equity Fund	0.95%	n/a	n/a	n/a	0.75%	0.45%	0.35%
Equity Income Fund	1.24	1.99%	1.99%	n/a	0.89	n/a	n/a
Equity Income II Fund	n/a	n/a	n/a	n/a	0.85	n/a	n/a
Growth and Income Fund	1.30	1.80	1.80	n/a	0.90	n/a	n/a
Large Cap Growth Fund	1.24	1.78	1.78	n/a	0.99	n/a	0.80
Large Cap Value Fund	1.24	1.99	1.99	0.79%	0.99	n/a	0.59	(a)
U.S. Equity Fund	1.05	1.57	1.57	0.59	0.79	0.64	n/a
U.S. Large Cap Core Plus Fund	1.25	n/a	1.75	0.80	1.00	n/a	n/a

(a)	Effective January 17, 2008, Ultra Shares of the Large Cap Value Fund were liquidated.

The contractual expense limitation agreements were in effect for the year ended June 30, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2008.

For the year ended June 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$59	$103	$—	$162
Equity Income Fund	—	1	31	32
Equity Income II Fund	7	14	34	55
Growth and Income Fund	—	—	1	1
Large Cap Growth Fund	—	17	282	299
U.S. Equity Fund	—	50	311	361
U.S. Large Cap Core Plus Fund	8,309	355	1,294	9,958

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$9	$17	$—	$26
Equity Income Fund	—	2	—	2
Large Cap Value Fund	—	5	6	11

The Payment by affiliate amount shown in the Statements of Operations represents a payment received by the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund from their Advisor. JPMIA was also advisor to a former One Group fund which was acquired by the U.S. Equity Fund. This payment results from the resolution of a Securities and Exchange Commission (the “SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Disciplined Equity Fund	$186,164	$256,744	$—	$—
Equity Income Fund	129,672	173,805	—	—
Equity Income II Fund	32,082	163,043	—	—
Growth and Income Fund	353,498	426,000	—	—
Large Cap Growth Fund	514,000	664,316	—	—
Large Cap Value Fund	635,071	675,569	—	—
U.S. Equity Fund	1,631,884	1,517,030	—	—
U.S. Large Cap Core Plus Fund	6,363,644	3,683,855	1,671,980	1,304,985

During the year ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

86   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$173,340	$46,229	$12,944	$33,285
Equity Income Fund	141,985	56,892	10,604	46,288
Equity Income II Fund	46,127	9,393	4,708	4,685
Growth and Income Fund	431,518	59,649	49,548	10,101
Large Cap Growth Fund	653,511	299,454	24,029	275,425
Large Cap Value Fund	666,728	60,899	102,963	(42,064)
U.S. Equity Fund	1,405,762	213,722	97,344	116,378
U.S. Large Cap Core Plus Fund	4,413,494	184,183	440,700	(256,517)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss, partnership basis outstanding (for Equity Income Fund and Equity Income II Fund) and the character for tax purposes in the allocation of the “master/feeder” takedown (for Growth and Income Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$4,281	$—	$4,281
Equity Income Fund	6,908	28,056	34,964
Equity Income II Fund	16,607	34,553	51,160
Growth and Income Fund	20,807	61,192	81,999
Large Cap Value Fund	77,539	102,573	180,112
U.S. Equity Fund	110,716	97,328	208,044
U.S. Large Cap Core Plus Fund	71,898	3,432	75,330

The tax character of distributions paid during the fiscal year ended June 30, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$7,326	$—	$7,326
Equity Income Fund	6,298	40,512	46,810
Equity Income II Fund	4,263	62,606	66,869
Growth and Income Fund	6,312	26,366	32,678
Large Cap Value Fund	39,725	59,615	99,340
U.S. Equity Fund	62,776	123,484	186,260
U.S. Large Cap Core Plus Fund	2,264	68	2,332

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

At June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$—	$(273,188)	$33,285
Equity Income Fund	50	9,124	46,288
Equity Income II Fund	116	7,530	4,685
Growth and Income Fund	—	—	10,101
Large Cap Growth Fund	—	(349,131)	275,425
Large Cap Value Fund	2,093	—	(42,064)
U.S. Equity Fund	3,157	9,688	116,378
U.S. Large Cap Core Plus Fund	18,085	—	(220,385)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, investments in partnerships (for Equity Income Fund and Equity Income II Fund), post-October loss deferrals (for Growth and Income Fund, Large Cap Value Fund and U.S. Large Cap Core Plus Fund), the character for tax purposes in the allocation of the “master/feeder” takedown (for Growth and Income Fund), limitations on capital loss carryforwards acquired in a merger (for Disciplined Equity Fund, Large Cap Growth Fund and U.S. Equity Fund) and distributions payable (for U.S. Equity Fund).

As of June 30, 2008, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2009	2010	2011	2012	2013	Total
Disciplined Equity Fund (a)	$30,526	$198,549	$44,113	$—	$—	$273,188
Large Cap Growth Fund (b)	—	6,513	340,984	737	897	349,131
U.S. Equity Fund (c)	419	5,615	—	—	—	6,034

(a)	Includes approximately $33,436,000 of losses acquired from JPMorgan SmartIndex Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381–384.

(b)	Includes approximately $8,175,000 of losses acquired from JPMorgan Equity Growth Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381–384.

(c)	Includes approximately $5,197,000 of losses acquired from JPMorgan Core Equity Fund and approximately $837,000 acquired from JPMorgan Focus Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381–384.

During the year ended June 30, 2008, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Disciplined Equity Fund	$34,760
Large Cap Growth Fund	96,477
U.S. Equity Fund	3,017

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2008, the Funds deferred to July 1, 2008 post October capital losses of (amounts in thousands):

Capital Losses
Growth and Income Fund	$1,725
Large Cap Value Fund	7,845
U.S. Large Cap Core Plus Fund	25,212

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank

88   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility or another fund at June 30, 2008. The average borrowings from the Facility for the year ended June 30, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Disciplined Equity Fund	$4,639	8	$4
Equity Income Fund	372	6	—	(a)
Equity Income II Fund	2,183	36	10
Large Cap Growth Fund	1,295	25	4
Large Cap Value Fund	665	1	—	(a)
U.S. Equity Fund	564	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Equity Income Fund, Equity Income II Fund, Large Cap Growth Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund, one or more affiliates of the Funds’ investment advisors have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, The One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund. The Reduced Rate Funds contained in this annual report are Equity Income Fund, Large Cap Value Fund and U.S. Equity Fund, and the Reduced Rate was implemented September 27, 2004.

9. Transfers-In-Kind

For the year ended June 30, 2008, certain shareholders of the U.S. Large Cap Core Plus Fund purchased shares and the U.S. Large Cap Core Plus Fund received portfolio securities primarily by means of a Subscription in-kind for shares of the U.S. Large Cap Core Plus Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Large Cap Core Plus Fund	12/21/07	$2,500	Subscription in-kind

For the period ended October 31, 2006, certain shareholders of the Equity Income II Fund redeemed Select Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Equity Income II Fund	3/22/06	$14,040	$4,722	Redemption in-kind
	5/12/06	25,565	8,037	Redemption in-kind
		39,605	12,759

After the close of business on February 3, 2006, the JPMorgan Chase Bank Equity Income Trust, a common trust fund managed by JPMCB, transferred securities in-kind to the Equity Income II Fund in a tax-free exchange. The JPMorgan Chase Bank Equity Income Trust purchased approximately 5,212,000 Select Class Shares of the Fund and the Fund received portfolio securities with a market value of approximately $122,843,000, including net unrealized appreciation of approximately $33,833,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the Fund is equal to the JPMorgan Chase Bank Equity Income Trust’s cost of the securities at the time of the in-kind transfer.

90   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Equity Income Fund, JPMorgan Equity Income II Fund, JPMorgan Growth and Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Equity Fund and JPMorgan U.S. Large Cap Core Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and of cash flows (for JPMorgan U.S. Large Cap Core Plus Fund) and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Equity Income II Fund, JPMorgan Growth and Income Fund, JPMorgan U.S. Equity Fund and JPMorgan U.S. Large Cap Core Plus Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”), at June 30, 2008, the results of each of their operations and the cash flows (for JPMorgan U.S. Large Cap Core Plus Fund) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2008

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   91

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	146	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	146	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	146
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	146	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	146	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	146	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	146	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

92   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)(3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	146	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	146	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	146	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	146	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	146
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (146 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   93

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

94   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008 and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$871.70	$3.96	0.85%
Hypothetical	1,000.00	1,020.64	4.27	0.85
Select Class
Actual	1,000.00	873.10	2.79	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Institutional Class
Actual	1,000.00	873.60	2.10	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Ultra
Actual	1,000.00	874.20	1.63	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35

Equity Income Fund
Class A
Actual	1,000.00	878.20	5.46	1.17
Hypothetical	1,000.00	1,019.05	5.87	1.17
Class B
Actual	1,000.00	875.30	7.79	1.67
Hypothetical	1,000.00	1,016.56	8.37	1.67
Class C
Actual	1,000.00	875.30	7.79	1.67
Hypothetical	1,000.00	1,016.56	8.37	1.67
Select Class
Actual	1,000.00	878.80	4.16	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   95

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Equity Income II Fund
Select Class
Actual	$1,000.00	$882.50	$4.03	0.86%
Hypothetical	1,000.00	1,020.59	4.32	0.86

Growth & Income Fund
Class A
Actual	1,000.00	879.30	5.37	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class B
Actual	1,000.00	876.90	7.70	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Class C
Actual	1,000.00	876.90	7.70	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Select Class
Actual	1,000.00	879.90	4.21	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90

Large Cap Growth Fund
Class A
Actual	1,000.00	922.00	5.93	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class B
Actual	1,000.00	919.70	8.40	1.76
Hypothetical	1,000.00	1,016.11	8.82	1.76
Class C
Actual	1,000.00	920.10	8.40	1.76
Hypothetical	1,000.00	1,016.11	8.82	1.76
Select Class
Actual	1,000.00	923.60	4.73	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Ultra
Actual	1,000.00	924.40	3.64	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76

Large Cap Value Fund
Class A
Actual	1,000.00	834.80	4.97	1.09
Hypothetical	1,000.00	1,019.44	5.47	1.09
Class B
Actual	1,000.00	831.10	7.24	1.59
Hypothetical	1,000.00	1,016.96	7.97	1.59
Class C
Actual	1,000.00	830.70	7.24	1.59
Hypothetical	1,000.00	1,016.96	7.97	1.59
Class R5**
Actual	1,000.00	835.80	2.92	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64
Select Class
Actual	1,000.00	835.00	3.83	0.84
Hypothetical	1,000.00	1,020.69	4.22	0.84

96   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
U.S. Equity Fund
Class A
Actual	$1,000.00	$889.60	$ 4.93	1.05%
Hypothetical	1,000.00	1,019.64	5.27	1.05
Class B
Actual	1,000.00	887.40	7.32	1.56
Hypothetical	1,000.00	1,017.11	7.82	1.56
Class C
Actual	1,000.00	887.70	7.32	1.56
Hypothetical	1,000.00	1,017.11	7.82	1.56
Class R5**
Actual	1,000.00	891.70	2.78	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Select Class
Actual	1,000.00	890.70	3.71	0.79
Hypothetical	1,000.00	1,020.93	3.97	0.79
Institutional Class
Actual	1,000.00	891.20	3.01	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	894.50	7.30	1.55
Hypothetical	1,000.00	1,017.16	7.77	1.55
Class C
Actual	1,000.00	892.60	9.65	2.05
Hypothetical	1,000.00	1,014.67	10.77	2.05
Class R5**
Actual	1,000.00	896.80	5.00	1.06
Hypothetical	1,000.00	1,019.59	5.32	1.06
Select Class
Actual	1,000.00	896.10	6.03	1.28
Hypothetical	1,000.00	1,018.50	6.42	1.28

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

JUNE 30, 2008        JPMORGAN LARGE CAP FUNDS   97

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2008:

Dividend Received Deduction
Disciplined Equity Fund	100.00%
Equity Income Fund	100.00
Equity Income II Fund	41.67
Growth and Income Fund	65.69
Large Cap Value Fund	48.18
U.S. Equity Fund	39.82
U.S. Large Cap Core Plus Fund	63.85

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$4,281
Equity Income Fund	6,908
Equity Income II Fund	16,608
Growth and Income Fund	20,807
Large Cap Value Fund	77,539
U.S. Equity Fund	110,716
U.S. Large Cap Core Plus Fund	23,479

Long-Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2008 (amounts in thousands):

Long-Term Capital Gain Distribution
Equity Income Fund	$28,056
Equity Income II Fund	39,466
Growth and Income Fund	61,191
Large Cap Value Fund	102,573
U.S. Equity Fund	97,328
U.S. Large Cap Core Plus Fund	3,432

Short-Term Capital Gain Designation

For the fiscal year ended June 30, 2008, the Funds designate the following amount of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short-Term Gain
Equity Income Fund	$100
Equity Income II Fund	13,886
Growth and Income Fund	15,028
Large Cap Value Fund	66,694
U.S. Equity Fund	93,558
U.S. Large Cap Core Plus Fund	63,469

98   JPMORGAN LARGE CAP FUNDS        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	AN-LCE-608

ANNUAL REPORT JUNE 30, 2008

JPMorgan Funds

U.S. Equity

Funds

JPMorgan Diversified Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	32
Financial Highlights	40
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	51
Trustees	52
Officers	54
Schedule of Shareholder Expenses	55
Tax Letter	56

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this annual report for the JPMorgan Diversified Fund. Inside, you’ll find information detailing the performance of the Fund for the 12-month period ended June 30, 2008, along with a report from the portfolio managers.

“Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth.”

Credit, housing problems fuel volatility

Investors faced significant challenges during the 12 months, as negative news impacted the financial markets and U.S. economy. In particular, the credit crisis became more widespread, and several companies revealed large losses from debt exposure. Additionally, recession fears, declining home values, soaring energy prices, a weak U.S. dollar and rising inflation kept investors on edge.

Volatility increased during the period, as market liquidity shrank. Investors shunned riskier assets in favor of the perceived safety of U.S. Treasury securities and other high-quality bonds. As investors flocked to Treasuries, yields plummeted and credit spreads widened to record levels. The two-year Treasury yield, for example, declined 224 basis points (bps) from 4.87% to 2.63% during the period, and the 10-year Treasury yield fell 104 bps from 5.03% to 3.99%.

Fed takes decisive action

Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth. The Fed launched an aggressive easing campaign in September 2007 that cut the fed funds target rate from 5.25% to 2.00% by the end of the reporting period.

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

Stock returns turn sharply negative

For most of 2007, stock performance was generally healthy. But, late in the calendar year, problems in other segments of the economy — including fallout from the weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the stock market.

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –13.12%, while large-, mid- and small-cap stocks returned –12.36%, –11.19% and –16.19%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

In the risk-averse climate, bond returns strongly surpassed stock returns for the 12-month period. The Lehman Brothers U.S. Aggregate Index returned 7.12%, with Treasuries offering the best performance. The Lehman Brothers U.S. Treasury Index returned 10.33% for the period. At the opposite end of the quality spectrum, high-yield bonds retreated, returning –2.26%, as measured by the Lehman U.S. Corporate High Yield Index.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   1

JPMorgan Diversified Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 10, 1993
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$489,889
Primary Benchmark	S&P 500 Index
Secondary Benchmark	Fund Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Fund, which seeks to provide a high total return from a diversified portfolio of stocks and bonds,* returned –5.20%** (Institutional Class Shares) for the 12 months ended June 30, 2008. The Fund’s performance is compared to both the S&P 500 Index, a broad-based equity index, which returned –13.12%, and the Fund’s customized benchmark which returned –5.25%. The customized benchmark is a blend of equity and fixed income benchmarks that is similar to the Fund’s allocation, consisting of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its primary benchmark, the S&P 500, for the period; in addition, the Fund outperformed its customized benchmark due primarily to stock selection in the financial and basic materials sectors. Market volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds). At the individual stock level, railroad operator Norfolk Southern Corp. contributed to performance. The company reported strong earnings due to increased profits despite higher fuel costs, driven by improved core pricing and operating margin expansion. On the downside, stock selection in the pharmaceutical/healthcare and utility sectors hurt returns. At the individual stock level, WellPoint Inc. detracted from performance. The company cut its 2008 profit outlook due to unexpectedly high costs, disappointing enrollment and worsening economic conditions.

On the fixed income side, most of the underperformance came in the first half of the reporting period, as credit conditions significantly deteriorated. Since the credit crisis began in the summer of 2007, investors have struggled with poor short-term financing in fixed income, broad based de-leveraging of securities, recession risk, and distress and distrust among financial companies. In this environment, the Fund’s positions in significantly distressed yet high-quality assets, including private mortgages, asset-backed securities, and corporate bonds, were punished. We continued to hold these securities throughout the credit crisis, because we believe the Fund’s holdings are worth considerably more than the value reflected in their market prices.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s assets were allocated among various investment options during the period, conforming to its model allocation of 45% large-cap equity, 6% small-cap equity, 36% fixed income and 13% international equity. The Fund tactically moved from an overweight to an underweight in equities versus bonds. With inflation concerns lingering, relief was unlikely to come in the form of major monetary policy stimulus. Neither did the U.S. consumer outlook hold much promise, despite the fiscal stimulus checks making their way to American households because many fundamental constraints still existed. Within the fixed income strategy, the team continued to closely monitor valuations during this unique fixed income environment when volatility created opportunities to identify companies with long-term value. The Fund was underweight in equities and bonds versus cash.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	1.6%
2.	U.S. Treasury Note, 2.63%, 05/31/10	1.5
3.	Federal Home Loan Mortgage Corp., TBA, 6.00%, 07/15/38	1.5
4.	U.S. Treasury Note, 3.25%, 01/15/09	1.4
5.	Federal National Mortgage Association, 30 Year Single Family, TBA, 6.50%, 07/25/36	1.1
6.	U.S. Treasury Bond, 7.88%, 02/15/21	1.0
7.	Microsoft Corp.	1.0
8.	Chevron Corp.	0.9
9.	Hewlett-Packard Co.	0.8
10.	U.S. Treasury Bond Coupon STRIPS, 2/15/15	0.8

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Financials	12.9%
Collateralized Mortgage Obligations	11.5
U.S. Treasury Obligations	9.9
Information Technology	9.3
Energy	8.4
Industrials	6.6
Health Care	6.4
Consumer Staples	6.2
Mortgage Pass-Through Securities	6.0
Consumer Discretionary	5.9
Materials	3.2
Utilities	3.1
Telecommunication Services	2.8
Asset-Backed Securities	1.2
Foreign Government Securities	1.0
Others (each less than 1.0%)	1.0
Short-Term Investments	4.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	3/24/03
Without Sales Charge		(5.74)%	7.09%	3.77%
With Sales Charge*		(10.69)	5.95	3.22
CLASS B SHARES	3/24/03
Without CDSC		(6.20)	6.50	3.46
With CDSC**		(11.20)	6.18	3.46
CLASS C SHARES	3/24/03
Without CDSC		(6.17)	6.51	3.47
With CDSC***		(7.17)	6.51	3.47
SELECT CLASS SHARES	9/10/01	(5.43)	7.39	3.93
INSTITUTIONAL CLASS SHARES	9/10/93	(5.20)	7.66	4.22

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to 9/7/01, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares before 9/10/01 reflect the performance of the institutional feeder of the Diversified Portfolio. The returns for the Select Class Shares before they were launched on 9/10/01 reflect the performance of the retail feeder of the Diversified Portfolio. The historical expenses for each of these classes are substantially similar to those of the feeder in which they were invested prior to 9/10/01.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the S&P 500 Index, the Fund Benchmark, and the Lipper Balanced Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Fund Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Balanced Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Fund Benchmark is comprised of 60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Index. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Balanced Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   3

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 102.5%
	Common Stocks — 61.9%
	Aerospace & Defense — 1.7%
79	BAE Systems plc, (United Kingdom)	693
17	Boeing Co. (m)	1,084
4	Ceradyne, Inc. (a) (m)	127
—(h)	Curtiss-Wright Corp. (m)	18
2	Esterline Technologies Corp. (a) (m)	113
14	General Dynamics Corp. (m)	1,210
1	Goodrich Corp. (m)	69
—(h)	Heico Corp. (m)	13
22	Honeywell International, Inc. (m)	1,089
11	Lockheed Martin Corp.	1,086
2	Moog, Inc., Class A (a)	78
8	Northrop Grumman Corp.	508
7	TransDigm Group, Inc. (a)	233
—(h)	Triumph Group, Inc.	11
33	United Technologies Corp.	2,026
		8,358
	Air Freight & Logistics — 0.1%
1	Atlas Air Worldwide Holdings, Inc. (a) (m)	35
—(h)	FedEx Corp. (m)	4
2	Hub Group, Inc., Class A (a) (m)	51
17	TNT N.V., (Netherlands)	572
1	United Parcel Service, Inc., Class B	40
		702
	Airlines — 0.0% (g)
1	Hawaiian Holdings, Inc. (a) (m)	5
5	Republic Airways Holdings, Inc. (a)	45
4	SkyWest, Inc.	49
		99
	Auto Components — 0.7%
—(h)	American Axle & Manufacturing Holdings, Inc. (m)	3
1	ATC Technology Corp. (a) (m)	33
6	Autoliv, Inc., (Sweden) (m)	277
8	Compagnie Generale des Etablissements Michelin, Class B, (France)	562
7	Continental AG, (Germany)	707
1	Cooper Tire & Rubber Co. (m)	7
66	Johnson Controls, Inc.	1,894
11	Lear Corp. (a)	157
1	Standard Motor Products, Inc.	5
2	Tenneco, Inc. (a)	22
		3,667
	Automobiles — 0.4%
10	Daimler AG, (Germany)	611
25	Toyota Motor Corp., (Japan)	1,156
		1,767
	Beverages — 0.6%
38	Coca-Cola Co. (The) (m)	1,990
2	Coca-Cola Enterprises, Inc. (m)	29
26	Kirin Holdings Co., Ltd., (Japan)	407
8	Pepsi Bottling Group, Inc.	216
6	PepsiAmericas, Inc.	122
		2,764
	Biotechnology — 0.9%
1	Alexion Pharmaceuticals, Inc. (a) (m)	91
2	Alkermes, Inc. (a) (m)	22
6	Amgen, Inc. (a) (m)	292
2	Arena Pharmaceuticals, Inc. (a) (m)	10
4	Bionovo, Inc. (a) (m)	5
15	Celgene Corp. (a) (m)	929
1	Cell Genesys, Inc. (a) (m)	3
1	Combinatorx, Inc. (a) (m)	2
5	Genentech, Inc. (a)	372
31	Gilead Sciences, Inc. (a) (m)	1,634
1	GTx, Inc. (a) (m)	13
4	Human Genome Sciences, Inc. (a) (m)	20
11	Intercell AG, (Austria) (a)	538
2	Keryx Biopharmaceuticals, Inc. (a)	1
3	Medarex, Inc. (a)	20
1	Myriad Genetics, Inc. (a)	59
1	Onyx Pharmaceuticals, Inc. (a)	43
1	Progenics Pharmaceuticals, Inc. (a)	11
2	Protalix BioTherapeutics, Inc., (Israel) (a)	4
3	Regeneron Pharmaceuticals, Inc. (a)	36
1	Rigel Pharmaceuticals, Inc. (a)	16
4	Seattle Genetics, Inc. (a)	33
1	Telik, Inc. (a)	2
1	Third Wave Technologies, Inc. (a)	13
1	United Therapeutics Corp. (a)	98
		4,267
	Building Products — 0.4%
15	Daikin Industries Ltd., (Japan)	738
4	INSTEEL Industries, Inc.	73
192	Nippon Sheet Glass Co., Ltd., (Japan)	952
2	Quanex Building Products Corp.	35
1	Universal Forest Products, Inc.	19
		1,817

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Capital Markets — 2.4%
4	Ameriprise Financial, Inc. (m)	154
31	Bank of New York Mellon Corp. (The) (m)	1,154
1	BGC Partners, Inc., Class A (a) (m)	11
—(h)	Calamos Asset Management, Inc., Class A (m)	7
28	Charles Schwab Corp. (The)	581
16	Credit Suisse Group AG, (Switzerland)	725
87	Daiwa Securities Group, Inc., (Japan)	800
4	Eaton Vance Corp. (m)	165
6	Federated Investors, Inc., Class B (m)	191
17	Goldman Sachs Group, Inc. (The) (m)	2,959
7	Invesco Ltd.	173
6	Investment Technology Group, Inc. (a)	191
4	Knight Capital Group, Inc., Class A (a)	72
1	Kohlberg Capital Corp.	9
11	Lehman Brothers Holdings, Inc.	210
1	MCG Capital Corp.	4
13	Merrill Lynch & Co., Inc.	403
42	Morgan Stanley	1,512
9	Northern Trust Corp.	644
—(h)	optionsXpress Holdings, Inc.	9
1	Patriot Capital Funding, Inc.	4
15	State Street Corp.	973
4	SWS Group, Inc.	61
22	TD AMERITRADE Holding Corp. (a)	402
2	TICC Capital Corp.	9
1	TradeStation Group, Inc. (a)	11
—(h)	US Global Investors, Inc., Class A	2
6	Waddell & Reed Financial, Inc., Class A	207
		11,643
	Chemicals — 1.4%
—(h)	Balchem Corp. (m)	10
6	Celanese Corp., Class A (m)	274
2	CF Industries Holdings, Inc. (m)	260
4	Dow Chemical Co. (The) (m)	152
1	E.l. du Pont de Nemours & Co. (m)	30
2	H.B. Fuller Co. (m)	38
4	Hercules, Inc. (m)	69
1	Innophos Holdings, Inc.	29
2	Koppers Holdings, Inc.	88
15	Lanxess AG, (Germany)	603
93	Makhteshim-Agan Industries Ltd., (Israel)	867
13	Monsanto Co.	1,599
3	Mosiac Co. (The) (a)	420
2	PolyOne Corp. (a)	14
3	Potash Corp. of Saskatchewan, (Canada)	651
1	PPG Industries, Inc.	57
12	Praxair, Inc.	1,134
9	Rohm & Haas Co.	397
6	Terra Industries, Inc.	291
2	W.R. Grace & Co. (a) (m)	40
—(h)	Zep, Inc.	7
		7,030
	Commercial Banks — 3.1%
—(h)	1st Source Corp. (m)	3
1	Ameris Bancorp (m)	7
—(h)	Associated Banc-Corp. (m)	2
31	Australia & New Zealand Banking Group Ltd., (Australia)	553
—(h)	BancFirst Corp. (m)	9
1	Banco Latinoamericano de Exportaciones S.A., (Panama)	18
76	Banco Santander S.A., (Spain)	1,379
6	Bank of Hawaii Corp. (m)	280
10	BNP Paribas, (France)	884
1	Central Pacific Financial Corp. (m)	10
117	China Merchants Bank Co., Ltd., Class H, (China)	368
—(h)	Citizens Republic Bancorp, Inc. (m)	1
1	City Bank (m)	9
1	City Holding Co. (m)	41
9	Colonial BancGroup, Inc. (The) (m)	39
1	Columbia Banking System, Inc. (m)	23
5	Comerica, Inc.(m)	126
1	Community Bank System, Inc. (m)	27
—(h)	Community Trust Bancorp, Inc. (m)	11
1	East West Bancorp, Inc. (m)	8
5	First Bancorp/Puerto Rico (m)	31
—(h)	First Bancorp/Troy, North Carolina (m)	3
1	First Community Bancshares, Inc. (m)	14
101	Fukuoka Financial Group, Inc., (Japan)	457
25	Fulton Financial Corp. (m)	255
1	Glacier Bancorp, Inc. (m)	10
1	Green Bancshares, Inc. (m)	7
17	Hana Financial Group, Inc., (South Korea)	651
6	Hanmi Financial Corp. (m)	32
—(h)	Heritage Commerce Corp. (m)	2
120	HSBC Holdings plc, (United Kingdom)	1,848
4	Huntington Bancshares, Inc. (m)	21
2	IBERIABANK Corp. (m)	72

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Commercial Banks — Continued
1	International Bancshares Corp.	21
138	Intesa Sanpaolo S.p.A., (Italy)	783
24	Keycorp	265
1	Lakeland Financial Corp.	15
—(h)	MainSource Financial Group, Inc.	5
27	Marfin Popular Bank Public Co., Ltd., Class B, (Cyprus)	197
84	Mitsubishi UFJ Financial Group, Inc., (Japan)	743
5	Nara Bancorp, Inc.	55
2	National City Corp.	8
1	NBT Bancorp, Inc.	10
1	Oriental Financial Group, Inc.,	10
3	Pacific Capital Bancorp	37
1	Peoples Bancorp, Inc.	10
—(h)	Prosperity Bancshares, Inc.	8
—(h)	Renasant Corp.	3
—(h)	Republic Bancorp, Inc., Class A	10
—(h)	Sierra Bancorp	3
—(h)	Simmons First National Corp., Class A	8
10	Societe Generale, (France)	825
1	Southwest Bancorp, Inc.	15
5	Sterling Bancshares, Inc.	45
1	Sterling Financial Corp.	5
—(h)	Sumitomo Mitsui Financial Group, Inc., (Japan)	692
2	SunTrust Banks, Inc.	56
1	Synovus Financial Corp.	11
1	Taylor Capital Group, Inc.	4
1	TCF Financial Corp.	13
—(h)	TriCo Bancshares	3
72	U.S. Bancorp	2,015
3	W Holding Co., Inc.	3
21	Wachovia Corp.	329
54	Wells Fargo & Co.	1,277
1	West Coast Bancorp	10
2	Westamerica Bancorp	79
3	Wilshire Bancorp, Inc.	26
6	Zions Bancorp	194
		14,994
	Commercial Services & Supplies — 0.2%
—(h)	Bowne & Co., Inc. (m)	4
5	Comfort Systems USA, Inc. (m)	66
1	COMSYS IT Partners, Inc. (a) (m)	6
2	Consolidated Graphics, Inc. (a) (m)	79
8	Deluxe Corp. (m)	135
1	Ennis, Inc. (m)	19
2	GEO Group, Inc. (The) (a) (m)	52
1	Heidrick & Struggles International, Inc. (m)	25
2	Herman Miller, Inc.	42
—(h)	HNI Corp.	4
6	IKON Office Solutions, Inc.	67
6	Kforce, Inc. (a)	49
3	Knoll, Inc.	35
2	Korn/Ferry International (a)	24
1	Navigant Consulting, Inc. (a)	17
8	Pitney Bowes, Inc.	259
3	TrueBlue, Inc. (a)	38
1	United Stationers, Inc. (a)	18
5	Watson Wyatt Worldwide, Inc., Class A	264
		1,203
	Communications Equipment — 2.1%
5	3Com Corp. (a)	11
7	Arris Group, Inc. (a) (m)	55
1	Avocent Corp. (a) (m)	19
1	Black Box Corp. (m)	22
1	Blue Coat Systems, Inc. (a) (m)	11
173	Cisco Systems, Inc. (a) (m)	4,018
5	CommScope, Inc. (a) (m)	256
1	Comtech Telecommunications Corp. (a) (m)	49
96	Corning, Inc. (m)	2,204
—(h)	Digi International, Inc. (a) (m)	2
5	Emulex Corp. (a) (m)	61
1	Extreme Networks, Inc. (a) (m)	2
4	Finisar Corp. (a) (m)	5
1	Foundry Networks, Inc. (a) (m)	8
2	Harmonic, Inc. (a) (m)	21
5	Harris Corp. (m)	250
2	Juniper Networks, Inc. (a)	53
4	MRV Communications, Inc. (a)	4
1	NETGEAR, Inc. (a)	11
33	Nokia OYJ, (Finland)	803
2	Plantronics, Inc.	45
1	Polycom, Inc. (a)	27
1	Powerwave Technologies, Inc. (a)	4
37	QUALCOMM, Inc.	1,626
7	Research In Motion Ltd., (Canada) (a)	853
1	Sonus Networks, Inc. (a)	3
1	Spirent Communications plc, (United Kingdom) (a)	1

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Communications Equipment — Continued
3	Symmetricom, Inc. (a)	12
1	Tekelec (a)	16
1	UTStarcom, Inc. (a)	3
		10,455
	Computers & Peripherals — 2.5%
1	Adaptec, Inc. (a) (m)	3
15	Apple, Inc. (a) (m)	2,520
14	Dell, Inc. (a) (m)	306
—(h)	Electronics for Imaging, Inc. (a) (m)	5
1	EMC Corp. (a) (m)	18
99	Hewlett-Packard Co. (m)	4,371
1	Hypercom Corp. (a) (m)	3
1	Imation Corp.	23
35	International Business Machines Corp.	4,164
—(h)	Intevac, Inc. (a)	2
3	NetApp, Inc. (a)	58
4	Novatel Wireless, Inc. (a)	46
1	Palm, Inc.	4
18	QLogic Corp. (a)	266
4	Quantum Corp. (a)	5
1	SanDisk Corp. (a)	9
13	Seagate Technology, (Cayman Islands)	252
—(h)	Synaptics, Inc. (a)	15
7	Western Digital Corp. (a)	247
		12,317
	Construction & Engineering — 0.3%
1	Acciona S.A., (Spain)	295
—(h)	EMCOR Group, Inc. (a) (m)	9
5	Fluor Corp. (m)	884
—(h)	Jacobs Engineering Group, Inc. (a)	4
1	MasTec, Inc. (a)	6
3	Perini Corp. (a)	109
		1,307
	Construction Materials — 0.2%
1	Headwaters, Inc. (a) (m)	12
5	Lafarge S.A., (France)	825
		837
	Consumer Finance — 0.2%
2	Advance America Cash Advance Centers, Inc. (m)	9
10	American Express Co. (m)	394
6	Capital One Financial Corp. (m)	228
5	Cash America International, Inc. (m)	158
12	Discover Financial Services (m)	152
4	Dollar Financial Corp. (a) (m)	65
2	EZCORP, Inc., Class A (a) (m)	22
1	First Cash Financial Services, Inc. (a) (m)	7
1	First Marblehead Corp. (The)	3
1	Nelnet, Inc., Class A	13
2	World Acceptance Corp. (a)	71
		1,122
	Containers & Packaging — 0.1%
—(h)	AEP Industries, Inc. (a) (m)	5
5	Myers Industries, Inc.	37
5	Rock-Tenn Co., Class A	156
1	Silgan Holdings, Inc.	56
		254
	Distributors — 0.1%
128	Li & Fung Ltd., (Hong Kong)	386

	Diversified Consumer Services — 0.1%
—(h)	Apollo Group, Inc., Class A (a) (m)	2
5	ITT Educational Services, Inc. (a) (m)	413
—(h)	thinkorswim Group, Inc. (a)	2
		417
	Diversified Financial Services — 1.1%
95	Bank of America Corp. (m)	2,265
9	CIT Group, Inc. (m)	62
61	Citigroup, Inc. (m)	1,020
1	CME Group, Inc. (m)	228
—(h)	Compass Diversified Holdings (m)	5
1	Encore Capital Group, Inc. (a) (m)	5
1	Financial Federal Corp. (m)	18
31	ING Groep N.V. CVA, (Netherlands)	989
2	Interactive Brokers Group, Inc. (a)	77
3	IntercontinentalExchange, Inc. (a)	359
7	Nasdaq OMX Group (The) (a)	194
7	NYSE Euronext	344
		5,566
	Diversified Telecommunication Services — 1.9%
117	AT&T, Inc. (m)	3,932
7	CenturyTel, Inc. (m)	259
30	Cincinnati Bell, Inc. (a) (m)	119
7	Embarq Corp. (m)	322
47	Koninklijke KPN N.V., (Netherlands)	807
13	Premiere Global Services, Inc. (a)	191

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
220	Singapore Telecommunications Ltd., (Singapore)	587
36	Telefonica S.A., (Spain)	941
56	Verizon Communications, Inc.	1,966
24	Windstream Corp.	291
		9,415
	Electric Utilities — 1.6%
—(h)	Allegheny Energy, Inc. (m)	2
42	American Electric Power Co., Inc. (m)	1,676
10	DPL, Inc. (m)	257
7	E.ON AG, (Germany)	1,493
32	Edison International (m)	1,667
4	El Paso Electric Co. (a) (m)	85
10	Exelon Corp. (m)	882
11	FirstEnergy Corp. (m)	873
4	FPL Group, Inc. (m)	236
4	Portland General Electric Co.	97
1	PPL Corp.	50
19	Sierra Pacific Resources	238
—(h)	UIL Holdings Corp.	5
5	Westar Energy, Inc.	99
		7,660
	Electrical Equipment — 0.6%
1	A.O. Smith Corp.	16
10	ABB Ltd. ADR, (Switzerland) (a)	272
2	Acuity Brands, Inc. (m)	72
5	Alstom, (France)	1,085
1	Cooper Industries Ltd., Class A	30
10	Emerson Electric Co.	480
2	Evergreen Solar, Inc. (a) (m)	22
1	First Solar, Inc. (a)	327
18	GrafTech International Ltd. (a) (m)	476
2	Power-One, Inc. (a)	4
3	Regal-Beloit Corp.	127
—(h)	Rockwell Automation, Inc.	2
2	Superior Essex, Inc. (a)	76
		2,989
	Electronic Equipment & Instruments — 0.4%
2	Anixter International, Inc. (a) (m)	125
2	Benchmark Electronics, Inc. (a) (m)	28
1	Checkpoint Systems, Inc. (a) (m)	27
1	CTS Corp. (m)	12
56	HON HAI Precision Industry Co., Ltd., GDR, (Taiwan)	556
1	Insight Enterprises, Inc. (a)	9
1	Methode Electronics, Inc.	9
1	Plexus Corp. (a)	36
85	Premier Farnell plc, (United Kingdom)	297
—(h)	Rofin-Sinar Technologies, Inc. (a)	12
16	Sanmina-SCI Corp. (a)	20
1	Technitrol, Inc.	19
4	TTM Technologies, Inc. (a)	53
23	Tyco Electronics Ltd., (Bermuda)	820
		2,023
	Energy Equipment & Services — 1.9%
3	Allis-Chalmers Energy, Inc. (a) (m)	48
10	Baker Hughes, Inc. (m)	869
1	Basic Energy Services, Inc. (a) (m)	19
17	Cie Generale de Geophysique-Veritas, (France) (a)	797
3	ENSCO International, Inc. (m)	275
6	Grey Wolf, Inc. (a) (m)	55
3	Gulfmark Offshore, Inc. (a) (m)	180
19	Halliburton Co. (m)	987
2	ION Geophysical Corp. (a)	40
—(h)	Lufkin Industries, Inc.	33
1	Matrix Service Co. (a)	11
26	National Oilwell Varco, Inc. (a)	2,289
1	Newpark Resources, Inc. (a)	8
5	Parker Drilling Co. (a)	47
18	Schlumberger Ltd.	1,918
—(h)	Smith International, Inc.	4
1	T-3 Energy Services, Inc. (a)	48
9	Transocean, Inc. (a)	1,387
4	Trico Marine Services, Inc. (a)	128
2	Union Drilling, Inc. (a)	43
		9,186
	Food & Staples Retailing — 2.1%
9	BJ’s Wholesale Club, Inc. (a) (m)	329
1	Casey’s General Stores, Inc. (m)	21
72	CVS/Caremark Corp. (m)	2,833
3	Nash Finch Co.	113
92	Safeway, Inc.	2,615
4	Spartan Stores, Inc.	80
9	SUPERVALU, Inc.	289
40	SYSCO Corp.	1,090
137	Tesco plc, (United Kingdom)	999

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Food & Staples Retailing — Continued
22	Wal-Mart Stores, Inc.	1,250
124	Wm Morrison Supermarkets plc, (United Kingdom)	654
		10,273
	Food Products — 0.7%
30	Cadbury plc, (United Kingdom)	378
16	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	381
9	General Mills, Inc. (m)	556
1	Kellogg Co.	34
26	Kraft Foods, Inc., Class A	727
32	Nestle S.A., (Switzerland)	1,432
		3,508
	Gas Utilities — 0.1%
5	Energen Corp. (m)	358
2	Laclede Group, Inc. (The)	73
2	New Jersey Resources Corp.	57
1	Northwest Natural Gas Co.	37
1	WGL Holdings, Inc.	31
		556
	Health Care Equipment & Supplies — 0.5%
—(h)	Baxter International, Inc. (m)	22
2	Boston Scientific Corp. (a) (m)	24
3	Conmed Corp. (a) (m)	82
1	Covidien Ltd.	53
6	CR Bard, Inc. (m)	545
3	Greatbatch, Inc. (a) (m)	59
—(h)	Haemonetics Corp. (a) (m)	6
1	Integra LifeSciences Holdings Corp. (a)	27
4	Invacare Corp.	80
1	Medical Action Industries, Inc. (a)	9
17	Medtronic, Inc.	882
1	Mentor Corp.	17
1	NeuroMetrix, Inc. (a)	2
—(h)	Palomar Medical Technologies, Inc. (a)	3
1	Power Medical Interventions, Inc. (a)	4
3	Quidel Corp. (a)	53
4	STERIS Corp.	103
—(h)	Stryker Corp.	3
—(h)	SurModics, Inc. (a)	13
2	Thoratec Corp. (a)	42
4	Zimmer Holdings, Inc. (a)	286
		2,315
	Health Care Providers & Services — 1.2%
24	Aetna, Inc. (m)	976
4	Alliance Imaging, Inc. (a) (m)	36
1	Amedisys, Inc. (a) (m)	45
10	AMERIGROUP Corp. (a) (m)	209
2	AMN Healthcare Services, Inc. (a) (m)	41
1	Apria Healthcare Group, Inc. (a) (m)	19
16	Cardinal Health, Inc. (m)	799
3	Centene Corp. (a) (m)	45
1	Chemed Corp. (m)	40
2	Cigna Corp. (m)	64
1	Emergency Medical Services Corp. (a) (m)	14
20	Express Scripts, Inc. (a) (m)	1,223
2	Five Star Quality Care, Inc. (a) (m)	11
6	Gentiva Health Services, Inc. (a) (m)	107
—(h)	Hanger Orthopedic Group, Inc. (a) (m)	7
1	inVentiv Health, Inc. (a)	17
1	Laboratory Corp. of America Holdings (a)	38
1	McKesson Corp.	39
22	Medco Health Solutions, Inc. (a)	1,024
—(h)	Molina Healthcare, Inc. (a)	5
7	Owens & Minor, Inc.	334
2	PSS World Medical, Inc. (a)	34
1	Psychiatric Solutions, Inc. (a)	34
1	Res-Care, Inc. (a)	23
—(h)	UnitedHealth Group, Inc.	5
1	US Physical Therapy, Inc. (a)	10
17	WellPoint, Inc. (a)	801
		6,000
	Health Care Technology — 0.0% (g)
1	MedAssets, Inc. (a)	12
4	Omnicell, Inc. (a)	49
2	Trizetto Group (a)	47
		108
	Hotels, Restaurants & Leisure — 0.9%
7	Bally Technologies, Inc. (a) (m)	237
1	Bob Evans Farms, Inc. (m)	14
1	Carnival Corp., Unit (m)	25
1	CBRL Group, Inc. (m)	22
1	Darden Restaurants, Inc. (m)	24
8	Denny’s Corp. (a) (m)	24
1	Domino’s Pizza, Inc. (a) (m)	11
28	Intercontinental Hotels Group plc, (United Kingdom)	376
34	International Game Technology	850

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
3	Jack in the Box, Inc. (a)	72
—(h)	Las Vegas Sands Corp. (a)	5
26	McDonald’s Corp.	1,469
—(h)	Rick’s Cabaret International, Inc. (a)	5
—(h)	Royal Caribbean Cruises Ltd.	7
10	Sodexho Alliance S.A., (France)	638
1	Starwood Hotels & Resorts Worldwide, Inc.	38
89	TUI Travel plc, (United Kingdom)	360
2	Wyndham Worldwide Corp.	36
4	Yum! Brands, Inc.	140
		4,353
	Household Durables — 0.1%
1	Centex Corp. (m)	13
4	Champion Enterprises, Inc. (a) (m)	21
—(h)	CSS Industries, Inc. (m)	—	(h)
—(h)	D.R. Horton, Inc. (m)	1
2	Helen of Troy Ltd., (Bermuda) (a)	24
1	Hooker Furniture Corp. (m)	17
—(h)	Jarden Corp. (a)	8
2	Lennar Corp., Class A	20
2	Tempur-Pedic International, Inc.	19
3	Toll Brothers, Inc. (a)	60
12	Tupperware Brands Corp.	399
		582
	Household Products — 1.2%
5	Church & Dwight Co., Inc. (m)	287
20	Colgate-Palmolive Co. (m)	1,347
16	Kimberly-Clark Corp.	933
42	Procter & Gamble Co.	2,551
17	Reckitt Benckiser Group plc, (United Kingdom)	861
		5,979
	Independent Power Producers & Energy Traders — 0.3%
4	Constellation Energy Group, Inc. (m)	296
103	International Power plc, (United Kingdom)	879
5	NRG Energy, Inc. (a)	206
		1,381
	Industrial Conglomerates — 0.8%
1	3M Co.	84
75	General Electric Co. (m)	2,013
25	Koninklijke Philips Electronics N.V., (Netherlands)	861
5	McDermott International, Inc. (a)	309
70	Ruukki Group OYJ, (Finland)	257
—(h)	Textron, Inc.	2
3	Walter Industries, Inc.	353
		3,879
	Insurance — 1.9%
19	ACE Ltd., (Bermuda)	1,028
4	Aflac, Inc. (m)	276
6	Allianz SE, (Germany)	1,045
3	Allstate Corp. (The) (m)	141
2	American International Group, Inc. (m)	64
—(h)	American Physicians Capital, Inc. (m)	22
1	Amerisafe, Inc. (a) (m)	16
1	Argo Group International Holdings Ltd., (Bermuda) (a)	19
3	Aspen Insurance Holdings Ltd., (Bermuda)	76
5	Assurant, Inc. (m)	303
2	Assured Guaranty Ltd., (Bermuda)	29
9	Axis Capital Holdings Ltd., (Bermuda)	262
17	Chubb Corp. (The) (m)	843
1	Delphi Financial Group, Inc., Class A (m)	23
1	First Mercury Financial Corp. (a) (m)	16
1	Flagstone Reinsurance Holdings Ltd., (Bermuda)	12
11	Genworth Financial, Inc., Class A (m)	192
—(h)	Hallmark Financial Services (a) (m)	4
3	Hartford Financial Services Group, Inc. (m)	200
3	Lincoln National Corp.	138
3	Loews Corp.	132
1	Max Capital Group Ltd., (Bermuda)	21
1	MBIA, Inc.	4
3	Meadowbrook Insurance Group, Inc.	15
20	MetLife, Inc.	1,050
6	Muenchener Rueckversicherungs AG, (Germany)	976
—(h)	National Financial Partners Corp.	8
2	Platinum Underwriters Holdings Ltd., (Bermuda)	78
6	PMA Capital Corp., Class A (a)	56
6	Principal Financial Group, Inc.	235
2	Protective Life Corp.	65
1	Prudential Financial, Inc.	60
15	RenaissanceRe Holdings Ltd., (Bermuda)	648
1	Safety Insurance Group, Inc.	46
1	SeaBright Insurance Holdings, Inc. (a)	14
2	Selective Insurance Group	34
20	Travelers Cos., Inc. (The)	875

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Insurance — Continued
1	Unum Group	25
—(h)	XL Capital Ltd., Class A, (Bermuda)	2
1	Zenith National Insurance Corp.	47
		9,100
	Internet & Catalog Retail — 0.2%
6	Amazon.com, Inc. (a) (m)	447
15	Expedia, Inc. (a) (m)	268
3	FTD Group, Inc. (m)	36
—(h)	NutriSystem, Inc.	1
3	priceline.com, Inc. (a)	312
		1,064
	Internet Software & Services — 0.6%
1	Ariba, Inc. (a) (m)	11
1	Art Technology Group, Inc. (a) (m)	3
1	AsiaInfo Holdings, Inc., (China) (a) (m)	12
1	Chordiant Software, Inc. (a) (m)	3
1	CMGI, Inc. (a) (m)	13
—(h)	Digital River, Inc. (a) (m)	11
6	EarthLink, Inc. (a) (m)	53
1	eBay, Inc. (a) (m)	33
4	Google, Inc., Class A (a) (m)	1,996
1	Interwoven, Inc. (a)	14
1	j2 Global Communications, Inc. (a)	28
4	Sohu.com, Inc. (China) (a)	261
5	United Online, Inc.	53
1	ValueClick, Inc. (a)	21
13	Yahoo!, Inc. (a)	258
		2,770
	IT Services — 0.5%
27	Accenture Ltd., Class A, (Bermuda)	1,097
3	Acxiom Corp.	30
1	Affiliated Computer Services, Inc., Class A (a) (m)	69
1	CACI International, Inc., Class A (a) (m)	41
5	CIBER, Inc. (a) (m)	29
—(h)	Cognizant Technology Solutions Corp., Class A (a) (m)	8
1	CSG Systems International, Inc. (a) (m)	8
3	Cybersource Corp. (a) (m)	48
1	Gartner, Inc. (a) (m)	17
3	Genpact Ltd., (Bermuda) (a)	42
1	Hackett Group, Inc. (The) (a)	3
7	Hewitt Associates, Inc., Class A (a) (m)	255
1	iGate Corp. (a)	4
1	infoGROUP, Inc.	4
—(h)	Integral Systems, Inc.	4
1	ManTech International Corp., Class A (a)	63
2	MasterCard, Inc., Class A	611
1	MAXIMUS, Inc.	17
—(h)	NCI, Inc., Class A (a)	9
6	Paychex, Inc.	174
3	Perot Systems Corp., Class A (a)	42
		2,575
	Leisure Equipment & Products — 0.0% (g)
6	JAKKS Pacific, Inc. (a)	135
1	RC2 Corp. (a)	24
—(h)	Steinway Musical Instruments, Inc. (a)	11
		170
	Life Sciences Tools & Services — 0.2%
—(h)	AMAG Pharmaceuticals, Inc. (a) (m)	10
—(h)	Bio-Rad Laboratories, Inc., Class A (a) (m)	16
3	Bruker Corp. (a) (m)	33
6	Covance, Inc. (a)	516
—(h)	Enzo Biochem, Inc. (a) (m)	5
1	Exelixis, Inc. (a) (m)	5
—(h)	Kendle International, Inc. (a)	15
2	Medivation, Inc. (a)	19
3	Thermo Fisher Scientific, Inc. (a)	190
		809
	Machinery — 1.6%
1	Accuride Corp. (a) (m)	5
5	AGCO Corp. (a) (m)	267
1	Astec Industries, Inc. (a) (m)	43
3	Barnes Group, Inc. (m)	79
1	Cascade Corp. (m)	25
26	Caterpillar, Inc. (m)	1,916
1	Chart Industries, Inc. (a) (m)	24
2	CIRCOR International, Inc. (m)	93
2	Columbus McKinnon Corp. (a) (m)	58
4	Cummins, Inc. (m)	271
13	Danaher Corp. (m)	1,036
12	Deere & Co. (m)	837
1	Dover Corp. (m)	58
1	Eaton Corp. (m)	93
4	EnPro Industries, Inc. (a) (m)	131
6	Gardner Denver, Inc. (a) (m)	329
22	Illinois Tool Works, Inc.	1,031

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Machinery — Continued
1	Ingersoll-Rand Co., Ltd., Class A, (Bermuda)	32
129	Kubota Corp., (Japan)	927
—(h)	Middleby Corp. (a)	18
4	PACCAR, Inc.	176
3	Parker-Hannifin Corp.	248
4	Wabtec Corp.	204
—(h)	Watts Water Technologies, Inc., Class A	7
		7,908
	Marine — 0.1%
5	Genco Shipping & Trading Ltd.	326
4	Horizon Lines Inc., Class A (m)	43
—(h)	TBS International Ltd., Class A, (Bermuda) (a)	4
		373
	Media — 1.6%
1	Belo Corp., Class A (m)	4
15	DIRECTV Group, Inc. (The) (a) (m)	381
—(h)	DISH Network Corp. Class A (a) (m)	13
1	Entercom Communications Corp., Class A (m)	7
2	Harte-Hanks, Inc.	21
1	Lee Enterprises, Inc.	4
2	Lin TV Corp., Class A (a)	14
1	Marvel Entertainment, Inc. (a)	29
1	McClatchy Co., Class A	6
111	News Corp., Class A	1,664
7	Omnicom Group, Inc.	302
1	Scholastic Corp. (a)	26
18	Sinclair Broadcast Group, Inc., Class A	138
83	Time Warner, Inc.	1,234
1	Valassis Communications, Inc. (a)	7
20	Viacom, Inc., Class B (a)	602
24	Vivendi, (France)	918
84	Walt Disney Co. (The) (m)	2,607
		7,977
	Metals & Mining — 1.5%
4	AK Steel Holding Corp. (m)	290
2	Alcoa, Inc. (m)	62
10	ArcelorMittal, (Luxembourg)	989
—(h)	Compass Minerals International, Inc. (m)	8
17	Freeport-McMoRan Copper & Gold, Inc. (m)	2,039
15	JFE Holdings, Inc., (Japan)	756
14	Nucor Corp.	1,057
1	Olympic Steel, Inc.	53
8	United States Steel Corp.	1,443
18	Vedanta Resources plc, (United Kingdom)	775
		7,472
	Multi-Utilities — 0.6%
—(h)	Black Hills Corp. (m)	13
52	CMS Energy Corp. (m)	775
27	Dominion Resources, Inc. (m)	1,258
3	PNM Resources, Inc.	30
16	Suez S.A., (France)	1,117
		3,193
	Multiline Retail — 0.3%
8	Big Lots, Inc. (a) (m)	255
11	Family Dollar Stores, Inc. (m)	225
10	Kohl’s Corp. (a)	419
58	Parkson Retail Group Ltd., (China)	425
		1,324
	Oil, Gas & Consumable Fuels — 6.7%
7	Anadarko Petroleum Corp. (m)	520
23	Apache Corp. (m)	3,162
—(h)	APCO Argentina, Inc. (m)	6
—(h)	ATP Oil & Gas Corp. (a) (m)	12
52	BG Group plc, (United Kingdom)	1,340
1	Bois d’Arc Energy, Inc. (a) (m)	22
1	Callon Petroleum Co. (a) (m)	38
47	Chevron Corp. (m)	4,673
34	ConocoPhillips (m)	3,186
3	Devon Energy Corp. (m)	379
—(h)	EOG Resources, Inc. (m)	26
98	Exxon Mobil Corp. (m)	8,663
4	Gran Tierra Energy, Inc., (Canada) (a) (m)	32
—(h)	Hess Corp. (m)	51
9	Marathon Oil Corp.	456
6	McMoRan Exploration Co. (a)	176
9	Murphy Oil Corp.	882
37	Occidental Petroleum Corp.	3,280
1	Penn Virginia Corp.	75
49	Royal Dutch Shell plc, Class A, (Netherlands)	1,991
3	Stone Energy Corp. (a)	178
1	Swift Energy Co. (a)	46
19	Total S.A., (France)	1,658
2	Ultra Petroleum Corp. (a)	147
4	VAALCO Energy, Inc. (a)	30
29	XTO Energy, Inc.	2,008
		33,037

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Paper & Forest Products — 0.0% (g)
4	Buckeye Technologies, Inc. (a) (m)	30
6	Domtar Corp., (Canada) (a) (m)	34
		64
	Personal Products — 0.2%
3	American Oriental Bioengineering, Inc., (China) (a) (m)	32
7	Herbalife Ltd., (Cayman Islands)	285
23	Shiseido Co., Ltd., (Japan)	527
		844
	Pharmaceuticals — 4.1%
38	Abbott Laboratories (m)	2,029
1	Alpharma, Inc., Class A (a) (m)	16
—(h)	Auxilium Pharmaceuticals, Inc. (a) (m)	7
1	Barrier Therapeutics, Inc. (a) (m)	4
16	Bayer AG, (Germany)	1,366
1	Bentley Pharmaceuticals, Inc. (a) (m)	8
57	Bristol-Myers Squibb Co. (m)	1,163
2	Cardiome Pharma Corp., (Canada) (a) (m)	17
48	Chugai Pharmaceutical Co., Ltd., (Japan)	774
1	Cypress Bioscience, Inc. (a) (m)	9
2	DURECT, Corp. (a) (m)	8
27	Eli Lilly & Co.	1,253
1	Forest Laboratories, Inc. (a) (m)	36
28	Johnson & Johnson	1,792
95	Merck & Co., Inc.	3,592
1	Par Pharmaceutical Cos., Inc. (a)	15
10	Perrigo Co.	314
111	Pfizer, Inc.	1,942
8	Roche Holding AG, (Switzerland)	1,514
1	Salix Pharmaceuticals Ltd. (a)	5
14	Sanofi-Aventis, S.A. (France)	945
64	Schering-Plough Corp.	1,259
21	Shire Ltd., (United Kingdom)	342
10	Shire Ltd. ADR, (United Kingdom)	491
12	Teva Pharmaceutical Industries Ltd. ADR, (Israel)	568
1	ULURU, Inc. (a)	1
1	Valeant Pharmaceuticals International (a)	21
5	ViroPharma, Inc. (a)	59
16	Warner Chilcott Ltd., Class A, (Bermuda)(a)	264
2	Wyeth	72
1	Xenoport, Inc. (a)	31
		19,917
	Real Estate Investment Trusts (REITs) — 0.7%
—(h)	American Campus Communities, Inc. (m)	9
18	Annaly Capital Management, Inc. (m)	278
3	Anthracite Capital, Inc. (m)	22
9	Apartment Investment & Management Co. (m)	309
1	Ashford Hospitality Trust, Inc. (m)	5
2	Associated Estates Realty Corp. (m)	17
—(h)	BioMed Realty Trust, Inc. (m)	10
1	Camden Property Trust (m)	22
223	CapitaMall Trust, (Singapore)	492
1	Capstead Mortgage Corp.	10
9	DCT Industrial Trust, Inc. (m)	73
6	Digital Realty Trust, Inc. (m)	233
1	Duke Realty Corp. (m)	18
2	Glimcher Realty Trust (m)	21
1	Gramercy Capital Corp. (m)	14
2	Hersha Hospitality Trust (m)	14
1	Home Properties, Inc. (m)	24
11	Hospitality Properties Trust (m)	274
—(h)	Kimco Realty Corp.	7
—(h)	LaSalle Hotel Properties	10
12	Lexington Realty Trust	168
1	Maguire Properties, Inc.	16
12	MFA Mortgage Investments, Inc.	76
1	Mission West Properties, Inc.	5
3	National Retail Properties, Inc.	59
—(h)	Nationwide Health Properties, Inc.	10
2	Omega Healthcare Investors, Inc.	28
1	Parkway Properties, Inc.	20
3	Pennsylvania Real Estate Investment Trust	79
20	ProLogis	1,066
1	PS Business Parks, Inc., Class A	31
2	RAIT Financial Trust	11
—(h)	Saul Centers, Inc.	19
3	Senior Housing Properties Trust	51
		3,501
	Real Estate Management & Development — 0.1%
1	Forestar Real Estate Group, Inc. (a)	13
31	Mitsubishi Estate Co., Ltd., (Japan)	710
		723
	Road & Rail — 0.8%
1	Arkansas Best Corp. (m)	32
1	Burlington Northern Santa Fe Corp. (m)	55
18	CSX Corp. (m)	1,140
46	Norfolk Southern Corp.	2,864

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Road & Rail — Continued
—(h)	Union Pacific Corp.	30
2	YRC Worldwide, Inc. (a)	27
		4,148
	Semiconductors & Semiconductor Equipment — 1.4%
—(h)	Actel Corp. (a) (m)	2
1	Advanced Energy Industries, Inc. (a) (m)	15
30	Altera Corp. (m)	619
40	Amkor Technology, Inc. (a) (m)	411
5	Applied Materials, Inc. (m)	103
1	Applied Micro Circuits Corp. (a) (m)	8
1	Asyst Technologies, Inc. (a) (m)	2
1	Axcelis Technologies, Inc. (a) (m)	3
6	Broadcom Corp., Class A (a) (m)	153
1	Brooks Automation, Inc. (a) (m)	6
4	Cirrus Logic, Inc. (a) (m)	23
2	Diodes, Inc. (a) (m)	41
2	Entegris, Inc. (a) (m)	14
16	Integrated Device Technology, Inc. (a)	160
17	Intel Corp.	365
1	IXYS Corp. (a)	6
11	KLA-Tencor Corp.	464
2	Kulicke & Soffa Industries, Inc. (a)	11
1	Lattice Semiconductor Corp. (a)	3
1	LTX Corp. (a)	1
1	Mattson Technology, Inc. (a)	4
15	MEMC Electronic Materials, Inc. (a)	915
3	Micrel, Inc.	27
1	Microsemi Corp. (a)	17
4	MIPS Technologies, Inc. (a)	13
1	MKS Instruments, Inc. (a)	20
10	National Semiconductor Corp.	206
11	NVIDIA Corp. (a)	199
1	OmniVision Technologies, Inc. (a)	6
20	ON Semiconductor Corp. (a)	183
—(h)	Photronics, Inc. (a)	2
6	PMC-Sierra, Inc. (a)	45
2	RF Micro Devices, Inc. (a)	5
1	Samsung Electronics Co., Ltd., (South Korea)	323
—(h)	Semitool, Inc. (a)	2
1	Semtech Corp. (a)	14
—(h)	Sigma Designs, Inc. (a)	1
3	Silicon Image, Inc. (a)	21
2	Silicon Storage Technology, Inc. (a)	6
12	Skyworks Solutions, Inc. (a)	121
1	Standard Microsystems Corp. (a)	19
—(h)	Supertex, Inc. (a)	2
59	Taiwan Semiconductor Manufacturing Co., Ltd. ADR, (Taiwan)	648
3	Techwell, Inc. (a)	36
14	Texas Instruments, Inc.	394
7	TriQuint Semiconductor, Inc. (a)	42
39	Xilinx, Inc.	981
5	Zoran Corp. (a)	55
		6,717
	Software — 2.3%
26	Activision, Inc. (a)	869
3	Actuate Corp. (a) (m)	13
13	Adobe Systems, Inc. (a) (m)	526
—(h)	Ansoft Corp. (a) (m)	7
8	Aspen Technology, Inc. (a) (m)	104
9	BMC Software, Inc. (a) (m)	316
8	Electronic Arts, Inc. (a)	342
1	Epicor Software Corp. (a) (m)	8
1	EPIQ Systems, Inc. (a) (m)	7
2	Informatica Corp. (a)	31
1	InterVoice, Inc. (a)	5
3	JDA Software Group, Inc. (a)	47
—(h)	Macrovision Solutions Corp. (a)	4
1	Magma Design Automation, Inc. (a)	3
—(h)	Manhattan Associates, Inc. (a)	7
2	Mentor Graphics Corp. (a)	24
185	Microsoft Corp.	5,086
—(h)	Net 1 UEPS Technologies Inc., (South Africa) (a)	5
2	Nintendo Co., Ltd., (Japan)	907
105	Oracle Corp. (a)	2,198
4	Parametric Technology Corp. (a)	62
1	Pegasystems, Inc.	9
3	Progress Software Corp. (a)	70
1	Secure Computing Corp. (a)	5
1	Smith Micro Software, Inc. (a)	3
—(h)	SPSS, Inc. (a)	11
12	Sybase, Inc. (a)	368
		11,037
	Specialty Retail — 0.8%
1	Abercrombie & Fitch Co., Class A (m)	44
5	Advance Auto Parts, Inc. (m)	190

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Specialty Retail — Continued
12	Aeropostale, Inc. (a) (m)	367
2	AutoZone, Inc. (a) (m)	284
3	Brown Shoe Co., Inc. (m)	46
1	Buckle, Inc. (The) (m)	41
2	CarMax, Inc. (a) (m)	26
2	Collective Brands, Inc. (a) (m)	22
6	Dick’s Sporting Goods, Inc. (a) (m)	106
6	GameStop Corp., Class A (a) (m)	259
16	Gap, Inc. (The) (m)	270
4	Gymboree Corp. (a) (m)	152
2	Jos. A. Bank Clothiers, Inc. (a)	56
—(h)	Limited Brands, Inc.	3
—(h)	Lowe’s Cos., Inc.	2
4	Men’s Wearhouse, Inc.	68
7	Rent-A-Center, Inc. (a)	140
7	Ross Stores, Inc.	256
25	Staples, Inc.	585
11	TJX Cos., Inc.	348
11	Urban Outfitters, Inc. (a)	352
5	Yamada Denki Co., Ltd., (Japan)	391
		4,008
	Textiles, Apparel & Luxury Goods — 0.4%
—(h)	Coach, Inc. (a) (m)	9
1	Columbia Sportswear Co. (m)	18
1	Deckers Outdoor Corp. (a) (m)	84
9	Hanesbrands, Inc. (a) (m)	255
6	Maidenform Brands, Inc. (a)	82
1	Movado Group, Inc.	22
16	Nike, Inc., Class B	960
—(h)	Oxford Industries, Inc.	4
4	Perry Ellis International, Inc. (a) (m)	78
1	Phillips-Van Heusen Corp.	22
—(h)	Polo Ralph Lauren Corp.	16
1	Steven Madden Ltd. (a)	9
1	UniFirst Corp.	36
5	V.F. Corp.	384
		1,979
	Thrifts & Mortgage Finance — 0.2%
11	Fannie Mae (m)	209
—(h)	Federal Agricultural Mortgage Corp., Class C (m)	10
2	First Niagara Financial Group, Inc. (m)	29
—(h)	First Place Financial Corp. (m)	3
11	Freddie Mac (m)	185
1	Guaranty Financial Group, Inc. (a)	4
—(h)	Imperial Capital Bancorp, Inc.	1
—(h)	MGIC Investment Corp.	1
—(h)	OceanFirst Financial Corp.	3
4	Ocwen Financial Corp. (a)	18
2	PMI Group, Inc. (The)	4
2	Trustco Bank Corp.	17
1	United Community Financial Corp.	5
13	Washington Federal, Inc.	242
2	Washington Mutual, Inc.	9
1	WSFS Financial Corp.	27
		767
	Tobacco — 1.5%
19	Alliance One International, Inc. (a) (m)	96
85	Altria Group, Inc. (m)	1,745
32	Imperial Tobacco Group plc, (United Kingdom)	1,170
—(h)	Japan Tobacco, Inc., (Japan)	840
6	Lorillard, Inc. (a)	435
46	Philip Morris International, Inc.	2,286
18	Reynolds American, Inc.	828
1	Universal Corp.	23
		7,423
	Trading Companies & Distributors — 0.1%
6	Applied Industrial Technologies, Inc. (m)	151
1	Kaman Corp.	21
18	Mitsui & Co., Ltd., (Japan)	397
		569
	Wireless Telecommunication Services — 0.6%
12	America Movil S.A.B. de C.V., ADR, (Mexico)	612
7	Centennial Communications Corp. (a) (m)	52
13	Sprint Nextel Corp.	126
6	Syniverse Holdings, Inc. (a)	97
648	Vodafone Group plc, (United Kingdom)	1,908
		2,795
	Total Common Stocks (Cost $271,329)	303,443

PRINCIPAL AMOUNT
	Asset-Backed Securities — 1.3%
	American Express Credit Account Master Trust,
450	Series 2004-3, Class A, 4.35%, 12/15/11	454
43	Series 2004-C, Class C, VAR, 2.97%, 02/15/12 (e) (m)	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
450	Bank of America Credit Card Trust, Series 2006-C4, Class C4, VAR, 2.70%, 11/15/11 (m)	441
	Capital One Auto Finance Trust,
235	Series 2006-B, Class A3A, 5.45%, 02/15/11	235
100	Series 2007-C, Class A3A, 5.13%, 04/16/12	95
1,365	Capital One Multi-Asset Execution Trust, Series 2007-A9, Class A9, 4.95%, 08/15/12 (m)	1,388
131	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.98%, 09/15/10	132
150	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.65%, 09/20/19	147
40	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	40
232	Countrywide Asset-Backed Certificates, Series 2003-5, Class MF1, VAR, 5.41%, 01/25/34 (m)	196
153	Countrywide Home Equity Loan Trust, Series 2004-I, Class A, VAR, 2.76%, 02/15/34 (m)	96
270	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, SUB, 5.89%, 02/25/37 (m)	268
63	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32	59
100	Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	100
175	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M3, VAR, 2.96%, 03/25/35 (m)	139
30	GE Equipment Small Ticket LLC, Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	30
3	GSAMP Trust, Series 2004-OPT, Class A1, VAR, 2.82%, 11/25/34 (m)	2
	Household Automotive Trust,
300	Series 2005-1 Class A4, 4.35%, 06/18/12	298
1,026	Series 2006-3, Class A3, 5.28%, 09/17/11 (m)	1,034
250	MASTR Asset Backed Securities Trust, Series 2005-OPT1, Class M1, VAR, 2.88%, 03/25/35	183
250	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 2.93%, 03/25/35	200
	Option One Mortgage Loan Trust,
76	Series 2003-1, Class A2, VAR, 3.32%, 02/25/33	63
544	Series 2007-6, Class 2A1, VAR, 2.54%, 07/25/37	524
	Residential Asset Securities Corp.,
20	Series 2002-KS4, Class AIIB, VAR, 2.98%, 07/25/32	18
34	Series 2003-KS5, Class AIIB, VAR, 3.06%, 07/25/33	24
34	Series 2003-KS9, Class A2B, VAR, 3.12%, 11/25/33	25
	Wachovia Asset Securitization, Inc.,
46	Series 2002-HE2, Class A, VAR, 2.91%, 12/25/32	35
76	Series 2003-HE2, Class AII1, VAR, 2.74%, 06/25/33	59
	Total Asset Backed Securities (Cost $6,638)	6,327
	Collateralized Mortgage Obligations — 12.4%
	Agency CMO — 10.1%
639	Federal Home Loan Mortgage Corp.-Government National Mortgage Association, Series 31, Class Z, 8.00%, 04/25/24	688
	Federal Home Loan Mortgage Corp., REMICS,
34	Series 50, Class I, 8.00%, 06/15/20	35
16	Series 1087, Class I, 8.50%, 06/15/21	17
13	Series 1136, Class H, 6.00%, 09/15/21	14
49	Series 1254, Class N, 8.00%, 04/15/22	49
400	Series 1617, Class PM, 6.50%, 11/15/23	422
31	Series 1708, Class E, 6.00%, 03/15/09	31
267	Series 1710, Class GH, 8.00%, 04/15/24	281
216	Series 1732, Class K, 6.50%, 05/15/24	227
272	Series 1843, Class Z, 7.00%, 04/15/26	288
334	Series 2033, Class K, 6.05%, 08/15/23	346
1,592	Series 2097, Class PD, 8.00%, 11/15/28	1,795
302	Series 2115, Class PE, 6.00%, 01/15/14	312
564	Series 2378, Class BD, 5.50%, 11/15/31	566
217	Series 2391, Class QR, 5.50%, 12/15/16	222
491	Series 2394, Class MC, 6.00%, 12/15/16	511
598	Series 2405, Class JF, 6.00%, 01/15/17	622
318	Series 2425, Class OB, 6.00%, 03/15/17	331
500	Series 2455, Class GK, 6.50%, 05/15/32	527
216	Series 2457, Class PE, 6.50%, 06/15/32	224
537	Series 2473, Class JZ, 6.50%, 07/15/32	563
85	Series 2503, Class TG, 5.50%, 09/15/17	87
91	Series 2508, Class AQ, 5.50%, 10/15/17	93
732	Series 2515, Class DE, 4.00%, 03/15/32	695
200	Series 2522, Class AH, 5.25%, 02/15/32	197
500	Series 2527, Class BP, 5.00%, 11/15/17	502
270	Series 2531, Class HN, 5.00%, 12/15/17	271
200	Series 2538, Class CB, 5.00%, 12/15/17	200
185	Series 2557, Class WJ, 5.00%, 07/15/14	187

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Agency CMO — Continued
250	Series 2594, Class OL, 5.00%, 04/15/18	250
129	Series 2595, Class HO, 4.50%, 03/15/23	120
412	Series 2614, Class TD, 3.50%, 05/15/16	408
431	Series 2617, Class TJ, 4.50%, 08/15/16	430
350	Series 2627, Class KM, 4.50%, 06/15/18	337
243	Series 2628, Class AD, 4.00%, 06/15/18	229
1,001	Series 2636, Class Z, 4.50%, 06/15/18	963
624	Series 2651, Class VZ, 4.50%, 07/15/18	600
180	Series 2657, Class ME, 5.00%, 10/15/22	178
400	Series 2663, Class VQ, 5.00%, 06/15/22	386
575	Series 2695, Class DE, 4.00%, 01/15/17	564
500	Series 2699, Class TC, 4.00%, 11/15/18	464
500	Series 2701, Class OD, 5.00%, 09/15/18	506
400	Series 2715, Class NG, 4.50%, 12/15/18	387
250	Series 2717, Class GR, 4.50%, 01/15/27	251
500	Series 2733, Class PC, 4.50%, 06/15/28	497
500	Series 2744, Class TU, 5.50%, 05/15/32	503
345	Series 2748, Class LE, 4.50%, 12/15/17	343
183	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	2
366	Series 2756, Class NA, 5.00%, 02/15/24	362
500	Series 2763, Class PD, 4.50%, 12/15/17	496
150	Series 2764, Class OE, 4.50%, 03/15/19	145
400	Series 2764, Class UC, 5.00%, 05/15/27	406
284	Series 2767, Class AH, 4.00%, 03/15/19	265
230	Series 2773, Class CD, 4.50%, 04/15/24	216
215	Series 2775, Class WA, 4.50%, 04/15/19	205
98	Series 2778, Class TD, 4.25%, 06/15/33	96
984	Series 2779, Class SM, IF, IO, 4.68%, 10/15/18 (m)	81
189	Series 2780, Class JA, 4.50%, 04/15/19	181
215	Series 2780, Class JG, 4.50%, 04/15/19	206
500	Series 2780, Class MD, 5.00%, 09/15/31	482
325	Series 2780, Class TH, 5.00%, 09/15/29	327
230	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	4
179	Series 2783, Class AT, 4.00%, 04/15/19	164
795	Series 2783, Class PD, 5.00%, 01/15/33	778
300	Series 2809, Class UB, 4.00%, 09/15/17	293
100	Series 2809, Class UC, 4.00%, 06/15/19	93
3,115	Series 2813, Class SB, IF, IO, 4.58%, 02/15/34 (m)	278
470	Series 2828, Class JK, 4.50%, 07/15/19	444
1,000	Series 2835, Class HB, 5.50%, 08/15/24	1,002
2,210	Series 2861, Class GS, IF, IO, 4.73%, 01/15/21 (m)	106
550	Series 2875, Class PE, 5.00%, 10/15/34 (m)	514
400	Series 2877, Class AD, 4.00%, 10/15/19	370
150	Series 2899, Class KB, 4.50%, 03/15/19	144
150	Series 2922, Class GA, 5.50%, 05/15/34	153
251	Series 2931, Class AM, 4.50%, 07/15/19	249
520	Series 2931, Class DC, 4.00%, 06/15/18	503
169	Series 2949, Class PA, 5.50%, 03/15/34	172
89	Series 2958, Class KB, 5.50%, 04/15/35	91
225	Series 2966, Class NC, 5.00%, 04/15/31	225
385	Series 2984, Class NC, 5.50%, 09/15/31	389
125	Series 3000, Class PB, 3.90%, 01/15/23	117
200	Series 3007, Class LB, 4.50%, 04/15/25	201
290	Series 3031, Class AG, 5.00%, 02/15/34	281
100	Series 3064, Class OG, 5.50%, 06/15/34	101
330	Series 3098, Class PE, 5.00%, 06/15/34	319
665	Series 3101, Class PD, 5.50%, 05/15/34	665
395	Series 3106, Class PD, 5.50%, 06/15/34	395
350	Series 3151, Class UC, 5.50%, 08/15/35	350
350	Series 3334, Class MB, 5.00%, 09/15/29	348
300	Series 3334, Class MC, 5.00%, 04/15/33	293
237	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.50%, 02/25/43	244
	Federal National Mortgage Association REMICS,
21	Series 1990-7, Class B, 8.50%, 01/25/20	23
11	Series 1990-35, Class E, 9.50%, 04/25/20	11
24	Series 1990-76, Class G, 7.00%, 07/25/20	25
73	Series 1990-106, Class J, 8.50%, 09/25/20	79
13	Series 1991-73, Class A, 8.00%, 07/25/21	14
216	Series 1992-112, Class GB, 7.00%, 07/25/22	228
82	Series 1992-195, Class C, 7.50%, 10/25/22	88
10	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	10
578	Series 1997-42, Class PG, 7.00%, 07/18/12	599
316	Series 1998-37, Class VZ, 6.00%, 06/17/28	326
155	Series 1998-66, Class B, 6.50%, 12/25/28	163
615	Series 2002-18, Class PC, 5.50%, 04/25/17	630
175	Series 2002-19, Class PE, 6.00%, 04/25/17	182
500	Series 2002-24, Class AJ, 6.00%, 04/25/17	519
430	Series 2002-55, Class PG, 5.50%, 09/25/32	419
112	Series 2002-63, Class KC, 5.00%, 10/25/17	113
400	Series 2002-63, Class LB, 5.50%, 10/25/17	409
254	Series 2003-33, Class AC, 4.25%, 03/25/33	246
426	Series 2003-35, Class DF, VAR, 2.88%, 02/25/33 (m)	425
500	Series 2003-39, Class PG, 5.50%, 05/25/23	493
650	Series 2003-47, Class PE, 5.75%, 06/25/33	639

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Agency CMO — Continued
218	Series 2003-53, Class JL, 5.00%, 12/25/31	213
410	Series 2003-55, Class CD, 5.00%, 06/25/23	402
201	Series 2003-58, Class AD, 3.25%, 07/25/33	183
167	Series 2003-63, Class PE, 3.50%, 07/25/33	152
242	Series 2003-67, Class VQ, 7.00%, 01/25/19	259
400	Series 2003-81, Class CB, 4.75%, 09/25/18	387
500	Series 2003-81, Class LC, 4.50%, 09/25/18	485
194	Series 2003-81, Class YC, 5.00%, 09/25/33	185
550	Series 2003-83, Class PG, 5.00%, 06/25/23	546
300	Series 2003-86, Class PX, 4.50%, 02/25/17	299
447	Series 2003-110, Class WA, 4.00%, 08/25/33	422
500	Series 2003-122, Class TE, 5.00%, 12/25/22	495
635	Series 2004-32, Class AY, 4.00%, 05/25/19	586
500	Series 2004-36, Class PC, 5.50%, 02/25/34	505
135	Series 2004-53, Class NC, 5.50%, 07/25/24	138
868	Series 2004-61, Class TS, IF, IO, 4.62%, 10/25/31 (m)	65
638	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	54
400	Series 2005-13, Class PC, 5.00%, 03/25/31	402
300	Series 2005-18, Class EG, 5.00%, 03/25/25	293
138	Series 2005-23, Class TG, 5.00%, 04/25/35	139
180	Series 2005-34, Class PC, 5.50%, 06/25/32	182
188	Series 2005-38, Class TB, 6.00%, 11/25/34	191
350	Series 2005-59, Class PC, 5.50%, 03/25/31	353
538	Series 2005-65, Class TD, 5.00%, 08/25/35	518
500	Series 2005-67, Class HG, 5.50%, 01/25/35	503
283	Series 2005-68, Class BC, 5.25%, 06/25/35	279
245	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	252
574	Series 2006-43, Class LB, 5.50%, 04/25/35	573
330	Series 2006-49, Class PA, 6.00%, 06/25/36	339
293	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	303
857	Series 2006-59, Class DC, 6.50%, 12/25/33 (m)	884
309	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	318
292	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	301
288	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	298
500	Series 2007-47, Class PC, 5.00%, 07/25/33	489
500	Series 2007-79, Class PC, 5.00%, 01/25/32	488
138	Series G92-35, Class E, 7.50%, 07/25/22	149
	Government National Mortgage Association,
23	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	—	(h)
261	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	6
798	Series 2008-43, Class NA, 5.50%, 11/20/37	808
		49,560
	Non-Agency CMO — 2.3%
	Adjustable Rate Mortgage Trust,
170	Series 2005-5, Class 6A21, VAR, 2.71%, 09/25/35 (m)	128
55	Series 2005-6A, Class 2A1, VAR, 2.79%, 11/25/35 (m)	43
645	American Home Mortgage Assets, Series 2006-2, Class 2A1, VAR, 2.67%, 09/25/46 (m)	459
154	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.25%, 10/25/33	149
475	Citigroup Mortgage Loan Trust, Inc. Series 2007-12, Class 2A1, 6.50%, 10/25/36 (e) (m)	434
422	CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A7, 6.00%, 01/25/37 (m)	359
	Countrywide Alternative Loan Trust,
220	Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	212
753	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	685
824	Series 2006-J5, Class 1A1, 6.50%, 09/25/36 (i)	681
1,165	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	1,163
273	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	273
515	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005- AR6, Class 2A1A, VAR, 2.77%, 10/19/45 (m)	401
470	First Horizon Alternative Mortgage Securities, Series 2006-FA4, Class 1A1, 6.00%, 08/25/36 (m)	419
74	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.91%, 02/25/35	72
180	Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, VAR, 2.79%, 10/25/45 (m)	143
498	Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, VAR, 2.72%, 06/19/35 (m)	374

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Indymac Index Mortgage Loan Trust,
109	Series 2004-AR7, Class A1, VAR, 2.92%, 09/25/34	87
473	Series 2005-AR14, Class 2A1A, VAR, 2.78%, 07/25/35	369
147	Lehman Mortgage Trust, Series 2007-4, Class 4A1, 6.00%, 05/25/37	139
63	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 05/25/18	63
190	Medallion Trust, Series 2005-2G, Class A, VAR, 2.70%, 08/22/36	180
	RESI Finance LP,
740	Series 2003-C, Class B3, VAR, 3.85%, 09/10/35 (e)	596
185	Series 2003-C, Class B4, VAR, 4.05%, 09/10/35 (e)	147
337	Series 2005-A, Class B3, VAR, 3.03%, 03/10/37 (e)	215
114	Series 2005-A, Class B4, VAR, 3.13%, 03/10/37 (e)	69
237	Series 2005-D, Class B4, VAR, 3.17%, 12/15/37 (e)	131
175	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.00%, 06/25/34	166
198	SACO I, Inc., Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (i)	199
243	Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, VAR, 2.71%, 05/25/45	192
	WaMu Mortgage Pass-Through Certificates,
110	Series 2005-AR2, Class 2A21, VAR, 2.81%, 01/25/45	85
254	Series 2005-AR9, Class A1A, VAR, 2.80%, 07/25/45	201
222	Series 2005-AR15, Class A1A1, VAR, 2.74%, 11/25/45	170
310	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1, 6.00%, 07/25/36	244
	Wells Fargo Mortgage Backed Securities Trust,
184	Series 2004-7, Class 2A2, 5.00%, 07/25/19	179
158	Series 2004-EE, Class 3A1, VAR, 4.02%, 12/25/34	156
350	Series 2004-S, Class A5, VAR, 3.54%, 09/25/34	346
253	Series 2007-5, Class 2A3, 5.50%, 05/25/22	236
602	Series 2007-7, Class A1, 6.00%, 06/25/37	584
469	Series 2007-11, Class A96, 6.00%, 08/25/37	447
		11,196
	Total Collateralized Mortgage Obligations (Cost $61,172)	60,756
	Commercial Mortgage-Backed Securities — 0.5%
400	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47	388
640	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, A3, VAR, 6.00%, 09/15/39 (m)	611
79	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	79
245	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, VAR, 6.08%, 06/15/38	241
1,250	Morgan Stanley Capital I, Series 2006-IQ11, Class A2, VAR, 5.69%, 10/15/42	1,249
150	TIAA Retail Commercial Trust, (Cayman Islands) Series 2007-C4, Class A3, VAR, 6.09%, 08/15/39	147
	Total Commercial Mortgage-Backed Securities (Cost $2,771)	2,715
	Corporate Bonds — 7.8%
	Aerospace & Defense — 0.0% (g)
45	L-3 Communications Corp., 5.88%, 01/15/15	42
	Airlines — 0.0% (g)
130	Continental Airlines, Inc., 7.06%, 09/15/09	126
	Auto Components — 0.0%
45	Tenneco, Inc., 8.13%, 11/15/15 (e)	41
15	TRW Automotive, Inc., 7.25%, 03/15/17 (e)	12
		53
	Automobiles — 0.1%
	Daimler Finance North America LLC,
200	7.20%, 09/01/09	206
400	VAR, 3.40%, 10/31/08 (m)	399
		605
	Beverages — 0.1%
75	Constellation Brands, Inc. 7.25%, 09/01/16 (m)	71
200	Diageo Capital plc, (United Kingdom) 5.75%, 10/23/17 (m)	197
160	Dr Pepper Snapple Group, Inc., 6.82%, 05/01/18 (e) (m)	161
		429

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Capital Markets — 0.8%
50	Biomet, Inc., 10.38%, 10/15/17 (e) (m)	53
150	Bear Stearns Cos., Inc. (The), 5.70%, 11/15/14 (y)	145
500	Credit Suisse USA, Inc., 6.50%, 01/15/12	519
120	Credit Suisse Guernsey Ltd., 5.86%, 05/15/17 (m) (x)	100
	Goldman Sachs Group, Inc. (The),
375	4.75%, 07/15/13	361
250	VAR, 2.89%, 06/23/09(m)	248
55	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., PIK, 8.88%, 04/01/15 (m)	55
255	Lehman Brothers Holdings Capital Trust V, 5.86%, 05/31/12 (x)	166
	Lehman Brothers Holdings, Inc.,
220	5.25%, 02/06/12	208
450	6.63%, 01/18/12	445
	Merrill Lynch & Co., Inc.,
150	4.13%, 01/15/09	148
100	6.88%, 04/25/18	95
250	VAR, 3.00%, 10/27/08 (m)	249
450	VAR, 3.07%, 11/01/11	407
	Morgan Stanley,
500	5.75%, 10/18/16	462
380	6.63%, 04/01/18	360
		4,021
	Chemicals — 0.1%
250	Dow Capital BV, 8.50%, 06/08/10	267
70	Huntsman LLC, 11.50%, 07/15/12 (m)	73
	Nalco Co.,
40	7.75%, 11/15/11	40
20	8.88%, 11/15/13	20
	PolyOnce Corp.
40	8.88%, 05/01/12 (e)	40
40	8.88%, 05/01/12	40
		480
	Commercial Banks — 1.2%
250	Barclays Bank plc, (United Kingdom) 7.43%, 12/15/17 (e) (m) (x)	235
150	Branch Banking & Trust Co., 4.88%, 01/15/13	145
380	Depfa ACS Bank, (Ireland) 5.13%, 03/16/37 (e) (m)	361
200	Deutsche Bank AG, (Germany) 5.38%, 10/12/12 (m)	203
440	FleetBoston Financial Corp., 7.38%, 12/01/09	457
175	Glitnir Banki HF, (Iceland) VAR, 2.87%, 10/15/08 (e) (m)	174
500	HBOS plc, (United Kingdom) VAR, 5.92%, 10/01/15 (e) (m)	356
250	ICICI Bank Ltd., (India) VAR, 3.25%, 01/12/10 (e)	242
290	Industrial Bank of Korea, (South Korea) VAR, 4.00%, 05/19/14 (e)	287
100	Keycorp, 4.70%, 05/21/09	99
340	Marshall & Ilsley Corp., 4.38%, 08/01/09	334
250	National City Corp 4.90%, 01/15/15	190
100	Royal Bank of Canada, (Canada) 3.88%, 05/04/09	100
	Royal Bank of Scotland Group plc, (United Kingdom)
200	6.99%, 10/05/17 (e) (x)	180
200	7.64%, 09/29/17 (x)	183
365	Shinsei Finance II, (Cayman Islands) 7.16%, 07/25/16 (e) (x)	257
200	Standard Chartered plc, (United Kingdom) 6.41%, 01/30/17 (e) (x)	160
300	SunTrust Banks, Inc., 5.00%, 09/01/15	274
50	UnionBanCal Corp., 5.25%, 12/16/13	47
	Wachovia Corp.,
200	3.63%, 02/17/09	198
250	5.50%, 05/01/13	239
300	Wells Fargo & Co., 6.38%, 08/01/11	312
185	Wells Fargo Capital XIII, 7.70%, 03/26/13 (x)	184
245	Woori Bank, (South Korea) VAR, 5.75%, 03/13/14 (e)	245
		5,462
	Commercial Services & Supplies — 0.1%
80	ACCO Brands Corp., 7.63%, 08/15/15 (m)	72
	Allied Waste North America, Inc.,
15	7.25%, 03/15/15 (m)	15
10	7.38%, 04/15/14 (m)	10
20	Corrections Corp of America, 6.25%, 03/15/13 (m)	19
150	Pitney Bowes, Inc., 3.88%, 06/15/13	142
		258
	Computers & Peripherals — 0.1%
270	Hewlett-Packard Co., 4.50%, 03/01/13 (m)	268
100	International Business Machines Corp., 4.38%, 06/01/09	101
		369

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Consumer Finance — 0.3%
	American General Finance Corp.,
240	4.00%, 03/15/11	223
130	4.63%, 05/15/09	129
75	Discover Financial Services, VAR, 3.32%, 06/11/10 (m)	64
45	Ford Motor Credit Co. LLC, 7.80%, 06/01/12 (m)	35
70	GMAC LLC, 6.88%, 08/28/12 (m)	48
600	HSBC Finance Corp., 8.00%, 07/15/10	628
	International Lease Finance Corp.,
100	5.00%, 04/15/10	97
275	VAR, 2.86%, 05/24/10	257
125	John Deere Capital Corp., 5.35%, 04/03/18 (m)	123
		1,604
	Containers & Packaging — 0.0% (g)
20	Owens Brockway Glass Container, Inc., 8.25%, 05/15/13	21
40	Smurfit-Stone Container Enterprises, Inc., 8.38%, 07/01/12	35
		56
	Diversified Consumer Services — 0.0% (g)
75	Service Corp International, 7.38%, 10/01/14	75
25	Stewart Enterprises, Inc., 6.25%, 02/15/13	24
		99
	Diversified Financial Services — 1.1%
230	Allstate Life Global Funding Trusts, 5.38%, 04/30/13 (m)	229
	Bank of America Corp.,
255	5.65%, 05/01/18 (m)	238
200	7.80%, 02/15/10	209
	Caterpillar Financial Services Corp.,
300	4.50%, 09/01/08	301
155	5.45%, 04/15/18 (m)	154
	Citigroup Inc.,
644	5.00%, 09/15/14	596
675	5.50%, 04/11/13 (m)	659
300	Conoco Funding Co., 6.35%, 10/15/11	317
	General Electric Capital Corp.,
100	3.13%, 04/01/09	100
550	5.88%, 02/15/12	571
355	5.88%, 01/14/38 (m)	322
305	Genworth Life Institutional Funding Trust, 5.88%, 05/03/13 (e) (m)	300
205	Goldman Sachs Capital II, 5.79%, 06/01/12 (m) (x)	143
250	Pemex Finance Ltd., (Cayman Islands) VAR, 4.51%, 10/15/09	253
135	QBE Capital Funding II LP, (United Kingdom) 6.80%, 06/01/17 (e) (x)	113
400	Textron Financial Corp., 4.60%, 05/03/10	403
136	TRAINS, VAR, 7.12%, 05/01/16 (e)	132
		5,040
	Diversified Telecommunication Services — 0.5%
	AT&T, Inc.,
250	5.88%, 02/01/12	256
270	6.40%, 05/15/38 (m)	258
265	VAR, 2.89%, 11/14/08 (m)	265
250	BellSouth Corp., 6.00%, 10/15/11	258
180	British Telecommunications plc, (United Kingdom) 8.63%, 12/15/10	193
140	Deutsche Telekom International Finance BV, (Netherlands) 8.50%, 06/15/10	148
60	France Telecom S.A., (France) 7.75%, 03/01/11	64
75	Nordic Telephone Co. Holdings ApS, (Denmark) 8.88%, 05/01/16 (e)	74
600	Nynex Capital Funding Co., SUB, 8.23%, 10/15/09	617
13	Qwest Communications International Inc., VAR, 6.18%, 02/15/09	13
15	Qwest Corp., 8.88%, 03/15/12 (e)	15
175	Sprint Capital Corp., 7.63%, 01/30/11	172
50	Telecom Italia Capital S.A., (Luxembourg) 7.72%, 06/04/38	51
170	Verizon Communications, Inc., 6.40%, 02/15/38	158
		2,542
	Electric Utilities — 0.5%
100	Carolina Power & Light Co., 5.13%, 09/15/13	101
90	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	90
55	Consolidated Edison Co. of New York, Inc., 4.70%, 06/15/09	56
500	Duke Energy Carolinas LLC, 6.25%, 01/15/12	522
195	E.ON International Finance BV, 5.80%, 04/30/18 (e) (m)	191
150	Exelon Corp., 6.75%, 05/01/11	154
	Ohio Power Co.,
120	6.00%, 06/01/16	119
275	VAR, 2.91%, 04/05/10	269
285	Pacificorp., 4.30%, 09/15/08 (m)	285

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Electric Utilities — Continued
235	PSEG Power LLC, 7.75%, 04/15/11	250
155	Virginia Electric and Power Co., 6.35%, 11/30/37	151
		2,188
	Electronic Equipment & Instruments — 0.0% (g)
10	Baldor Electric Co., 8.63%, 02/15/17 (m)	10
75	NXP BV/NXP Funding LLC, (Netherlands) 9.50%, 10/15/15	65
		75
	Energy Equipment & Services — 0.1%
55	Cameron International Corp., 7.00%, 07/15/38 (m)	55
125	Transocean, Inc., (Cayman Islands) 6.80%, 03/15/38	128
		183
	Food & Staples Retailing — 0.3%
164	CVS Pass-Through Trust 6.04%, 12/10/28 (e) (m)	153
	Kroger Co. (The)
120	6.40%, 08/15/17	122
250	8.05%, 02/01/10	262
2	Rite Aid Corp., 8.13%, 05/01/10	2
115	Safeway Inc., 6.35%, 08/15/17	118
	Wal-Mart Stores, Inc.,
200	4.13%, 02/15/11	201
110	5.25%, 09/01/35	96
210	5.38%, 04/05/17	212
55	6.50%, 08/15/37	57
		1,223
	Food Products — 0.0% (g)
20	Del Monte Corp., 6.75%, 02/15/15 (m)	19
	Gas Utilities — 0.1%
170	Nakilat, Inc., (Qatar) 6.07%, 12/31/33 (e)	150
60	Sonat, Inc., 7.63%, 07/15/11	61
		211
	Health Care Equipment & Supplies — 0.0% (g)
40	Cooper Cos., Inc. (The), 7.13%, 02/15/15 (m)	38
	Health Care Providers & Services — 0.0% (g)
40	Community Health Systems, Inc., 8.88%, 07/15/15 (m)	40
	HCA, Inc.,
40	9.25%, 11/15/16 (m)	41
80	PIK, 9.63%, 11/15/16 (m)	83
		164
	Hotels, Restaurants & Leisure — 0.0% (g)
65	McDonald’s Corp., 6.30%, 10/15/37	65
	MGM Mirage,
65	5.88%, 02/27/14	53
20	6.75%, 04/01/13	17
20	7.50%, 06/01/16	16
		151
	Household Durables — 0.0% (g)
11	Beazer Homes USA, Inc., 6.88%, 07/15/15 (m)	8
60	Jarden Corp., 7.50%, 05/01/17	52
60	Sealy Mattress Co., 8.25%, 06/15/14	49
		109
	Household Products — 0.0% (g)
	Visant Holding Corp.,
30	8.75%, 12/01/13	29
15	SUB, 0.00%, 12/01/13	15
		44
	Independent Power Producers & Energy Traders — 0.0% (g)
102	NRG Energy, Inc., 7.38%, 02/01/16	96
	Insurance — 0.5%
100	ACE INA Holdings, Inc., 5.88%, 06/15/14	100
350	Allstate Corp. (The) 6.13%, 02/15/12	364
125	American International Group, Inc., VAR, 8.17%, 05/15/58 (e) (m)	118
100	Berkshire Hathaway Finance Corp., 5.40%, 05/15/18 (e)	100
135	Liberty Mutual Group, Inc., 7.50%, 08/15/36 (e)	118
215	Lincoln National Corp., VAR, 7.00%, 05/17/66	196
240	Metropolitan Life Global Funding I, 5.13%, 04/10/13 (e)	236
80	Nationwide Financial Services, 6.75%, 05/15/37	63
	Principal Life Income Funding Trusts,
150	3.20%, 04/01/09	149
160	5.30%, 04/24/13	160
	Protective Life Secured Trusts,
60	4.00%, 10/07/09	60
150	4.00%, 04/01/11	146
150	Reinsurance Group of America, Inc., VAR, 6.75%, 12/15/65	118
240	Stingray Pass-Through Trust, 5.90%, 01/12/15 (e)	36

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Insurance — Continued
420	Swiss Re Capital I LP, (United Kingdom) 6.85%, 05/25/16 (e) (x)	370
305	XL Capital Ltd., (Cayman Islands) 6.50%, 04/15/17 (x)	206
		2,540
	Internet & Catalog Retail — 0.0% (g)
95	Visant Corp., 7.63%, 10/01/12	93
	IT Services — 0.0% (g)
75	Electronic Data Systems Corp., 6.50%, 08/01/13	77
70	Iron Mountain, Inc., 6.63%, 01/01/16	65
		142
	Leisure Equipment & Products — 0.0% (g)
20	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	18
	Machinery — 0.0% (g)
85	Terex Corp., 8.00%, 11/15/17	84
	Media — 0.4%
35	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	33
100	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	110
65	Comcast Corp., 6.95%, 08/15/37 (m)	64
100	COX Communications, Inc., 7.75%, 11/01/10	105
90	Dex Media West LLC/Dex Media Finance Co., 9.88%, 08/15/13 (m)	81
75	DIRECTV Holdings LLC, 6.38%, 06/15/15 (m)	70
105	Echostar DBS Corp., 7.13%, 02/01/16 (m)	97
250	Historic TW, Inc., 9.13%, 01/15/13	275
30	Intelsat Jackson Holdings Ltd., (Bermuda) 9.25%, 06/15/16	30
	News America Holdings, Inc.,
40	6.20%, 12/15/34	37
250	6.75%, 01/09/38	256
115	7.75%, 12/01/45	123
65	Quebecor Media, Inc., (Canada) 7.75%, 03/15/16	60
190	TCI Communications, Inc., 7.88%, 02/15/26	206
100	Thomson Reuters Corp., (Canada) 4.25%, 08/15/09	99
70	Time Warner Cable, Inc., 6.55%, 05/01/37	65
50	Time Warner Entertainment Co. LP, 8.38%, 07/15/33	54
195	Time Warner, Inc., 5.88%, 11/15/16	184
25	Videotron Ltee, (Canada) 6.88%, 01/15/14	24
		1,973
	Metals & Mining — 0.1%
65	Arch Western Finance LLC 6.75%, 07/01/13 (m)	64
75	Freeport-McMoRan Copper & Gold, Inc., 8.25%, 04/01/15 (m)	79
355	Rio Tinto Finance USA Ltd., (Australia) 5.88%, 07/15/13	357
		500
	Multi-Utilities — 0.3%
380	Abu Dhabi National Energy Co., (United Arab Emirates) 5.62%, 10/25/12 (e) (m)	383
210	Dominion Resources Inc., 6.25%, 06/30/12	217
400	DTE Energy Co., 6.65%, 04/15/09	406
185	Midamerican Energy Holdings Co., 6.13%, 04/01/36	177
30	Mirant North America LLC, 7.38%, 12/31/13	30
70	Veolia Environnement, (France) 6.00%, 06/01/18	70
		1,283
	Multiline Retail — 0.0% (g)
65	Neiman-Marcus Group, Inc. (The) PIK, 9.00%, 10/15/15	64
	Oil, Gas & Consumable Fuels — 0.4%
90	Anadarko Petroleum Corp., 6.45%, 09/15/36 (m)	89
90	Canadian Natural Resources Ltd., (Canada) 6.25%, 03/15/38 (m)	84
	Chesapeake Energy Corp.,
50	6.50%, 08/15/17 (m)	47
25	7.00%, 08/15/14 (m)	25
205	Enterprise Products Operating LP, 6.30%, 09/15/17 (m)	204
280	Gaz Capital S.A., (Russia) 7.29%, 08/16/37 (e) (m)	257
205	Gazprom International S.A., (Russia) 7.20%, 02/01/20	205
115	Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	109
125	Nexen, Inc., (Canada) 6.40%, 05/15/37	118
170	ONEOK Partners LP, 5.90%, 04/01/12	171
207	Qatar Petroleum, (Qatar) 5.58%, 05/30/11 (e)	211
255	Ras Laffan Liquefied Natural Gas Co Ltd III, (Qatar) 5.83%, 09/30/16 (e)	248

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
85	Suncor Energy, Inc., (Canada) 6.85%, 06/01/39	87
85	Valero Energy Corp., 6.63%, 06/15/37	78
105	XTO Energy, Inc., 6.38%, 06/15/38	100
		2,033
	Paper & Forest Products — 0.0% (g)
	Georgia-Pacific LLC,
30	7.00%, 01/15/15 (e) (m)	28
45	7.70%, 06/15/15 (m)	43
		71
	Pharmaceuticals — 0.0% (g)
120	GlaxoSmithKline Capital, Inc., 6.38%, 05/15/38 (m)	119
	Real Estate Investment Trusts (REITs) — 0.0% (g)
60	HRPT Properties Trust, 6.65%, 01/15/18	55
45	Host Hotels & Resorts LP, 7.13%, 11/01/13 (m)	42
		97
	Road & Rail — 0.2%
200	Burlington Northern Santa Fe Corp., 6.13%, 03/15/09	202
75	CSX Corp., 7.45%, 04/01/38 (m)	75
350	Norfolk Southern Corp., 7.05%, 05/01/37	378
250	Union Pacific Corp., 6.65%, 01/15/11	261
		916
	Semiconductor & Semiconductor Equipment — 0.0% (g)
25	Freescale Semiconductor, Inc., PIK, 9.13%, 12/15/14 (m)	19
50	Sensata Technologies BV, (Netherlands) 8.00%, 05/01/14	46
		65
	Software — 0.1%
	Oracle Corp.,
100	5.25%, 01/15/16	99
75	5.75%, 04/15/18	75
60	6.50%, 04/15/38	60
		234
	Specialty Retail — 0.0% (g)
170	Home Depot, Inc., 5.88%, 12/16/36 (m)	139
	Textiles, Apparel & Luxury Goods — 0.0% (g)
65	Hanesbrands, Inc., VAR, 6.51%, 12/15/14 (m)	60
	Thrifts & Mortgage Finance — 0.4%
300	Bancaja U.S. Debt S.A.U., (Spain) VAR, 2.86%, 07/10/09 (e) (m)	289
500	CAM U.S. Finance S.A. Sociedad Unipersonal, (Spain) VAR, 3.02%, 02/01/10 (m)	471
	Countrywide Financial Corp.,
125	5.80%, 06/07/12 (m)	118
20	VAR, 3.02%, 03/24/09(m)	19
300	Countrywide Home Loans, Inc., 4.00%, 03/22/11	273
350	Sovereign Bancorp, Inc., VAR, 2.96%, 03/01/09 (m)	335
250	Washington Mutual, Inc., 4.63%, 04/01/14	183
		1,688
	Tobacco — 0.0% (g)
65	Philip Morris International, Inc., 6.38%, 05/16/38	63
	Wireless Telecommunication Services — 0.0% (g)
150	New Cingular Wireless Services, Inc., 7.88%, 03/01/11	160
	Total Corporate Bonds (Cost $39,608)	38,029
	Foreign Government Securities — 1.1%
EUR 580	Bundesobligation, (Germany) 4.25%, 10/12/12	897
	Federal Republic of Brazil, (Brazil)
205	8.00%, 01/15/18	227
40	12.25%, 03/06/30	68
120	12.25%, 03/06/30	203
EUR 380	Government of France Treasury Note, (France) 4.50%, 07/12/12	592
	Government of Ukraine, (Ukraine)
605	6.58%, 11/21/16	537
140	6.58%, 11/21/16 (e)	124
185	IIRSA Norte Finance Ltd., (Peru) 8.75%, 05/30/24	205
400	Republic of Argentina, (Argentina) VAR, 3.00%, 04/30/13	190
170	Republic of Guatemala, (Guatemala) 9.25%, 08/01/13	194
140	Russian Federation, (Russia) 12.75%, VAR, 06/24/28	248
GBP 450	United Kingdom Gilt, (United Kingdom) 5.00%, 03/07/18	887
	United Mexican States, (Mexico)
60	6.38%, 01/16/13	63
195	8.00%, 09/24/22	237
500	VAR, 3.41%, 01/13/09	501
	Total Foreign Government Securities (Cost $5,304)	5,173

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — 6.5%
	Federal Home Loan Mortgage Corp.,
2	9.00%, 08/01/09	2
779	ARM, 5.84%, 11/01/36 (m)	793
482	ARM, 5.87%, 01/01/37 (m)	488
3,350	TBA, 5.00%, 07/15/38	3,210
1,357	TBA, 5.50%, 07/15/38	1,337
7,655	TBA, 6.00%, 07/15/38	7,732
	Federal Home Loan Mortgage Corp. Gold Pools,
	15 Year Single Family,
683	4.00%, 05/01/14 – 08/01/18	656
129	6.00%, 04/01/14	132
61	6.50%, 03/01/13 – 06/01/13	63
36	7.00%, 01/01/12 – 06/01/13	38
21	8.00%, 10/01/10	22
	30 Year Single Family,
76	6.00%, 02/01/35 (m)	77
12	6.50%, 02/01/26	13
13	7.00%, 02/01/26	13
32	7.50%, 05/01/26 – 08/01/27	35
25	8.00%, 04/01/25 – 05/01/25	28
18	8.50%, 07/01/26	20
	Other,
373	6.50%, 11/01/22 – 03/01/26	389
94	7.00%, 12/01/14 – 03/01/16	97
	Federal National Mortgage Association,
	15 Year Single Family,
583	4.50%, 07/01/18 – 11/01/19	570
125	5.00%, 10/01/20	125
101	6.00%, 01/01/14	104
137	6.50%, 05/01/11 – 04/01/13	143
70	7.00%, 06/01/13	74
17	7.50%, 08/01/09	17
1,950	TBA, 4.50%, 07/25/23	1,884
52	TBA, 5.50%, 07/25/23	52
270	TBA, 6.00%, 07/25/23	277
	30 Year Single Family,
748	5.50%, 07/01/33 – 12/01/33	741
325	6.00%, 05/01/33 – 08/01/33	331
5	6.50%, 02/01/26	5
69	7.00%, 03/01/26 – 05/01/26	74
46	7.50%, 05/01/26 – 11/01/26	49
101	8.00%, 11/01/22 – 06/01/24	110
56	8.50%, 11/01/18	60
35	9.00%, 08/01/24	38
1,100	TBA, 5.00%, 07/25/38	1,054
1,664	TBA, 5.50%, 08/25/38	1,636
125	TBA, 6.00%, 08/25/38	126
5,825	TBA, 6.50%, 07/25/36	5,996
	Government National Mortgage Association I Pools,
	15 Year Single Family,
180	6.50%, 05/15/09 – 09/15/13	187
	30 Year Single Family,
169	6.50%, 01/15/24 – 03/15/28	176
198	7.00%, 04/15/24 – 05/15/26	210
31	7.50%, 06/15/25 – 05/15/26	35
53	8.00%, 04/15/24 – 09/15/27	58
133	8.50%, 06/15/22 – 12/15/22	147
6	10.00%, 07/15/18	6
2	13.50%, 05/15/11	2
2,155	TBA, 6.50%, 07/15/38	2,226
	Government National Mortgage Association II Pools,
	15 Year Single Family,
27	5.50%, 04/20/11	27
	30 Year Single Family,
21	8.00%, 07/20/28	23
74	8.50%, 09/20/25	81
	Total Mortgage Pass-Through Securities (Cost $31,596)	31,789
	U.S. Government Agency Securities — 0.4%
	Federal National Mortgage Association,
1,350	5.38%, 11/15/11	1,421
500	7.13%, 01/15/30 (e) (m)	624
	Total U.S. Government Agency Securities (Cost $1,941)	2,045
	U.S. Treasury Obligations — 10.6%
	U.S. Treasury Bonds,
4,150	7.88%, 02/15/21	5,534
750	8.50%, 02/15/20	1,033
	U.S. Treasury Bonds Coupon STRIPS,
1,500	02/15/12	1,337
2,100	11/15/14	1,662
5,405	02/15/15	4,215
1,150	08/15/15	874
3,000	08/15/16	2,159
	U.S. Treasury Inflation Indexed Notes,
482	2.63%, 07/15/17	532
262	3.88%, 01/15/09	270

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
	U.S. Treasury Notes,
475	1.75%, 03/31/10 (m)	469
7,835	2.63%, 05/31/10	7,841
1,185	2.88%, 01/31/13 (m)	1,165
7,145	3.25%, 01/15/09 (k) (m)	7,193
1,915	3.50%, 05/31/13 (m)	1,929
95	3.50%, 02/15/18 (m)	90
4,000	3.88%, 10/31/12	4,102
1,545	3.88%, 05/15/18 (m)	1,532
210	4.25%, 09/30/12 (k) (m)	219
303	4.25%, 11/15/14 (k) (m)	316
1,865	4.25%, 11/15/17 (m)	1,905
131	4.63%, 11/30/08 (k) (m)	131
815	4.75%, 08/15/17 (m)	863
20	4.88%, 06/30/09 (k) (m)	21
3,000	4.88%, 08/15/16	3,216
50	5.00%, 05/15/37 (m)	54
80	6.38%, 08/15/27 (m)	98
2,600	8.13%, 08/15/19	3,473
	Total U.S. Treasury Obligations (Cost $51,663)	52,233
	Total Long-Term Investments (Cost $472,022)	502,510

NUMBER OF CONTRACTS
Options Purchased — 0.1%
	Call Options Purchased — 0.1%
16	90 Day Eurodollar Futures, Expiring 09/15/08 @$97.13, American Style	5
176	90 Day Eurodollar Futures, Expiring 12/15/08 @$97.25, American Style	62
22	90 Day Eurodollar Futures, Expiring 12/15/08 @$97.50, American Style	5
15	90 Day Eurodollar Futures, Expiring 12/15/08 @$96.88, American Style	11
15	90 Day Eurodollar Futures, Expiring 12/15/08 @$97.63, American Style	2
176	90 Day Eurodollar Futures, Expiring 12/15/08 @$96.50, American Style	231
45	1 Year Eurodollar Mid Curve Futures, Expiring 09/15/08 @$96.25, American Style	38
	Total Options Purchased (Cost $249)	354

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short Term Investments — 5.0%
	Commercial Paper — 1.3% (n)
1,000	Charta Corp., 2.61%, 07/29/08 (e) (m)	998
1,250	Citibank Credit Card Issuance Trust, 2.90%, 09/17/08 (e) (m)	1,242
1,000	Corporate Receivables Corp., 0.73%, 10/02/08 (e)	993
1,000	Enterprise Funding Co. LLC, 2.53%, 07/14/08 (e) (m)	999
1,000	Liberty Funding Co., 2.87%, 09/15/08 (m)	994
1,000	Variable Funding Capital, 2.46%, 07/11/08 (m)	1,000
	Total Commercial Paper (Cost $6,226)	6,226

SHARES
	Investment Companies — 3.7%
2,696	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b)	2,696
15,384	JPMorgan Prime Money Market Fund, Institutional Class (b) (m)	15,384
	Total Investment Companies (Cost $18,080)	18,080
	Total Short-Term Investments (Cost $24,306)	24,306
	Total Investments — 107.6% (Cost $496,577)	527,170
	Liabilities in Excess of Other Assets — (7.6)%	(37,281)
	NET ASSETS — 100.0%	489,889

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 6/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
35	Eurodollar	July, 2008	2,449	(120)
35	AEX Index	July, 2008	4,696	(367)
8	30 Day Federal Funds	August, 2008	3,264	(6)
12	30 Day Federal Funds	September, 2008	4,893	(8)
1	5 Year Swap	September, 2008	107	2
139	5 Year U.S. Treasury Note	September, 2008	15,367	142
45	10 Year U.S. Treasury Note	September, 2008	5,126	95
12	Dow Jones EURO STOXX 50 Index	September, 2008	639	(31)
172	Euro-Bobl	September, 2008	28,646	(446)
12	Eurodollar	September, 2008	2,912	— (h)
4	FTSE 100 Index	September, 2008	450	(12)
6	Russell 2000 Index	September, 2008	2,075	(57)
88	Russell Mini	September, 2008	6,087	(392)
39	S&P 500 E-mini	September, 2008	2,498	(29)
28	S&P/MIB Index	September, 2008	6,541	(300)
18	TOPIX Index	September, 2008	2,235	(135)
91	U.K. Treasury Gilt	September, 2008	18,922	(325)
8	U.S. Treasury Bond	September, 2008	925	15
17	30 Day Federal Funds	November, 2008	6,918	(15)

	Short Futures Outstanding
(16)	30 Day Federal Funds	July, 2008	(6,533)	10
(16)	Hang Seng Index	July, 2008	(2,270)	62
(4)	2 Year U.S. Treasury Note	September, 2008	(845)	— (h)
(426)	5 Year U.S. Treasury Note	September, 2008	(47,096)	(443)
(2)	10 Year Swap	September, 2008	(220)	(4)
(6)	10 Year U.S. Treasury Note	September, 2008	(684)	(15)
(346)	Dow Jones EURO STOXX 50 Index	September, 2008	(18,413)	956
(50)	Euro-Bund	September, 2008	(8,704)	130
(2)	FTSE 100 Index	September, 2008	(225)	7
(20)	SFE SPI 200 Index	September, 2008	(2,489)	80
(4)	Eurodollar	December, 2008	(968)	(1)
(4)	Eurodollar	March, 2009	(967)	— (h)
(4)	Eurodollar	June, 2009	(965)	2
(4)	Eurodollar	September, 2009	(962)	14
(4)	Eurodollar	December, 2009	(959)	10
				(1,181)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 6/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,754,779 AUD	08/28/08	3,561	3,572	11
1,077,434 CHF	08/28/08	1,048	1,055	7
455,000 EUR	08/28/08	707	713	6
722,458 GBP	08/28/08	1,420	1,433	13
6,852,287 HKD	08/28/08	880	880	— (h)
78,699,931 JPY	08/28/08	756	744	(12)
4,184,274 NOK	08/28/08	825	816	(9)
8,118,175 SEK	08/28/08	1,365	1,344	(21)
		10,562	10,557	(5)

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 6/30/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,515,920 EUR	08/28/08	7,053	7,089	(36)
988,100 EUR	08/29/08	1,536	1,551	(15)
389,928 GBP	08/28/08	761	773	(12)
452,100 GBP	08/29/08	887	896	(9)
50,000,000 JPY	08/28/08	477	472	5
769,562 SGD	08/28/08	568	567	1
		11,282	11,348	(66)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
(485)	FHLMC Gold, 30 Year Single Family, TBA, 5.50%, 08/15/38	(477)
(5,340)	FHLMC Gold, 30 Year Single Family, TBA, 6.50%, 07/15/38	(5,503)
(1,100)	FNMA, 30 Year Single Family, TBA, 5.00%, 08/15/38	(1,052)
(1,598)	FNMA, 30 Year Single Family, TBA, 5.50%, 07/15/38	(1,575)
(3,200)	FNMA, 30 Year Single Family, TBA, 6.00%, 07/15/38	(3,228)
(7,160)	FNMA, 30 Year Single Family, TBA, 6.50%, 08/15/38	(7,350)
(845)	GNMA, 30 Year Single Family, TBA, 5.50%, 07/15/38	(841)
	(Proceeds received of $20,019.)	(20,026)

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Options Written

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
1 Year Eurodollar Mid Curve Futures, American Style	96.50	09/15/08	45	(26)
90 Day Eurodollar Futures, American Style	97.25	09/15/08	6	(1)
90 Day Eurodollar Futures, American Style	97.50	09/15/08	4	— (h)
90 Day Eurodollar Futures, American Style	97.75	09/15/08	26	(1)
90 Day Eurodollar Futures, American Style	98.00	09/15/08	18	— (h)
90 Day Eurodollar Futures, American Style	97.13	12/15/08	15	(7)
90 Day Eurodollar Futures, American Style	98.00	12/15/08	44	(3)
90 Day Eurodollar Futures, American Style	97.38	12/15/08	15	(4)
90 Day Eurodollar Futures, American Style	97.00	12/15/08	176	(108)
90 Day Eurodollar Futures, American Style	96.75	12/15/08	176	(164)
				(314)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
1 Year Eurodollar Mid Curve Futures, American Style	95.75	07/14/08	26	(2)
(Premiums received of $229.)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAY/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
CDX.EM.9	Deutsche Bank AG, New York [1]	Buy	2.65% semi-annually	06/20/13	430	(2)
CDX.EM.9	HSBC Bank, N.A. [2]	Buy	2.65% semi-annually	06/20/13	250	(1)
CDX.EM.9	Barclays Bank plc [3]	Buy	2.65% semi-annually	06/20/13	140	(1)
CDX.EM.9	Merrill Lynch International [4]	Buy	2.65% semi-annually	06/20/13	440	(2)
CDX.EM.9	Lehman Brothers Special Financing [5]	Buy	2.65% semi-annually	06/20/13	210	(1)
CDX.EM.9	Citibank, N.A. [6]	Buy	2.65% semi-annually	06/20/13	480	(2)
CDX.NA.IG.9	Goldman Sachs Capital Management [7]	Buy	0.60% quarterly	12/20/12	2,500	83
CDX.NA.IG.9	Goldman Sachs Capital Management [8]	Buy	0.60% quarterly	12/20/12	2,000	67
CDX.NA.IG.10	Goldman Sachs Capital Management [9]	Buy	1.55% quarterly	06/20/13	2,500	(17)
CDX.NA.IG.HVOL.10	Goldman Sachs Capital Management [10]	Sell	3.50% quarterly	06/20/13	600	5
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.55% semi-annually	03/20/12	460	(21)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.54% semi-annually	03/20/12	450	(21)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	0.61% semi-annually	03/20/12	170	(7)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	0.60% semi-annually	03/20/12	230	(10)
Russia AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	0.76% semi-annually	02/20/09	910	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

Credit Default Swaps — Continued

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAY/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Russia AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	0.72% semi-annually	03/20/09	95	(1)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	0.31% semi-annually	02/20/09	910	— (h)
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Buy	0.30% semi-annually	03/20/09	95	— (h)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Sell	1.40% semi-annually	04/20/10	1,000	13
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	1.04%. semi-annually	06/20/10	120	1
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	1.01% semi-annually	07/20/10	1,070	9
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	0.53% semi-annually	12/20/11	300	(4)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	0.46% semi-annually	12/20/11	880	(14)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	0.46% semi-annually	12/20/11	960	(15)
United Mexican States, 7.50%, 04/08/33	Morgan Stanley Lynch Capital Services	Buy	1.12% semi-annually	04/20/10	1,000	(10)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	1.05% semi-annually	06/20/10	120	(1)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	0.96% semi-annually	07/20/10	1,070	(10)
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	0.64% semi-annually	05/20/12	190	(12)
						23

[1]	Premiums received of $2.

[2]	Premiums received of $1.

[3]	Premiums received of $—(h).

[4]	Premiums received of $1.

[5]	Premiums received of $2.

[6]	Premiums received of $1.

[7]	Premiums paid of $137.

[8]	Premiums paid of $88.

[9]	Premiums received of $57.

[10]	Premiums paid of $25.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York**	FHLMC, 4.50%, 01/15/14	99.90	07/21/08	2,735	26
Deutsche Bank AG, New York**	FNMA, 30 Year Single Family, TBA, 6.50%	103.13	07/07/08	22,500	(62)
Lehman Brothers Special Financing*	FNMA, 30 Year Single Family, TBA, 6.00%	101.19	07/07/08	2,600	9
Lehman Brothers Special Financing**	FNMA, 15 Year Single Family, TBA, 5.50%	100.69	07/10/08	2,400	(3)
					(30)

*	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price at expiration.

**	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock at expiration.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

ADR—	American Depositary Receipt

ARM—	Adjustable Rate Mortgage

AUD—	Australian Dollar

CHF—	Swiss Franc

CMO—	Collateralized Mortgage Obligation

CVA—	Dutch Certification

EUR—	Euro

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

GBP—	British Pound

GDR—	Global Depositary Receipt

GNMA—	Government National Mortgage Association

HKD—	Hong Kong Dollar

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2008. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY—	Japanese Yen

NOK—	Norwegian Krone

PIK—	Payment-In-Kind

REMICS—	Real Estate Mortgage Investment Conduits

SEK—	Swedish Krona

SGD—	Singapore Dollar

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2008.

TBA—	To Be Announced

TRAINS—	Targeted Return Index

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(e)—	Security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements, and forward currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(r)—	Rates shown are per annum and payments are as described.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2008.

(y)—	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

The value and percentage based on total investments of the investments that apply the fair valuation policy for the international investments as described in Note 2A are approximately $62,390,000 and 11.8%.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   31

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$509,090
Investments in affiliates, at value	18,080
Total investment securities, at value	527,170
Cash	2,078
Deposits with brokers for futures	121
Foreign currency, at value	77
Receivables:
Investment securities sold	64,230
Fund shares sold	329
Interest and dividends	2,157
Tax reclaims	102
Variation margin on futures contracts	918
Unrealized appreciation on forward foreign currency exchange contracts	43
Outstanding swap contracts, at value	213
Total Assets	597,438

LIABILITIES:
Payables:
Dividends	905
Investment securities purchased	77,273
Securities sold short, at value	20,026
Fund shares redeemed	7,540
Variation margin on futures contracts	548
Unrealized depreciation on forward foreign currency exchange contracts	114
Outstanding options written, at fair value	316
Outstanding swap contracts, at value	220
Accrued liabilities:
Investment advisory fees	113
Administration fees	37
Shareholder servicing fees	53
Distribution fees	55
Custodian and accounting fees	40
Trustees’ and Chief Compliance Officer’s fees	9
Other	300
Total Liabilities	107,549
Net Assets	$489,889

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Diversified Fund
NET ASSETS:
Paid in capital	$455,668
Accumulated undistributed (distributions in excess of) net investment income	(1,554)
Accumulated net realized gains (losses)	6,701
Net unrealized appreciation (depreciation)	29,074
Total Net Assets	$489,889

Net Assets:
Class A	$134,183
Class B	37,605
Class C	3,636
Select Class	77,601
Institutional Class	236,864
Total	$489,889

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,145
Class B	2,840
Class C	275
Select Class	5,853
Institutional Class	17,882

Net Asset Value:
Class A — Redemption price per share	$13.23
Class B — Offering price per share (a)	13.24
Class C — Offering price per share (a)	13.22
Select Class — Offering and redemption price per share	13.26
Institutional Class — Offering and redemption price per share	13.25
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.96

Cost of investments in non-affiliates	$478,497
Cost of investments in affiliates	18,080
Cost of foreign currency	69
Proceeds from securities sold short	20,019
Premiums received from options written	229
Premiums paid on swaps	250
Premiums received from swaps	64

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   33

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2008

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income	$9,627
Dividend income	7,043
Dividend income from affiliates (a)	643
Income from securities lending (net)	6
Foreign taxes withheld	(206)
Total investment income	17,113

EXPENSES:
Investment advisory fees	2,952
Administration fees	535
Distribution fees:
Class A	376
Class B	401
Class C	34
Shareholder servicing fees:
Class A	376
Class B	134
Class C	11
Select Class	227
Institutional Class	238
Custodian and accounting fees	278
Interest expense	4
Professional fees	136
Trustees’ and Chief Compliance Officer’s fees	6
Printing and mailing costs	33
Registration and filing fees	39
Transfer agent fees	411
Other	62
Total expenses	6,253
Less amounts waived	(1,182)
Less earnings credits	(43)
Less reimbursements for legal matters	— (b)
Net expenses	5,028
Net investment income (loss)	12,085

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Diversified Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$12,831
Futures	7,341
Written options	172
Foreign currency transactions	368
Securities sold short	(1,753)
Swaps	(491)
Payment by affiliate (See Note 3)	13
Net realized gain (loss)	18,481
Change in net unrealized appreciation (depreciation) of:
Investments	(57,933)
Futures	(1,324)
Written options	(105)
Foreign currency translations	(86)
Securities sold short	19
Swaps	(184)
Change in net unrealized appreciation (depreciation)	(59,613)
Net realized/unrealized gains (losses)	(41,132)
Change in net assets resulting from operations	$(29,047)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   35

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,085	$12,912
Net realized gain (loss)	18,481	53,870
Change in net unrealized appreciation (depreciation)	(59,613)	17,641
Change in net assets resulting from operations	(29,047)	84,423

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,164)	(3,065)
From net realized gains	(13,458)	(4,312)
Class B
From net investment income	(772)	(1,293)
From net realized gains	(4,705)	(2,782)
Class C
From net investment income	(69)	(75)
From net realized gains	(397)	(136)
Select Class
From net investment income	(2,073)	(2,321)
From net realized gains	(6,707)	(2,948)
Institutional Class
From net investment income	(6,240)	(5,685)
From net realized gains	(20,446)	(6,754)
Total distributions to shareholders	(58,031)	(29,371)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,965	(43,149)

NET ASSETS:
Change in net assets	(80,113)	11,903
Beginning of period	570,002	558,099
End of period	$489,889	$570,002
Accumulated undistributed (distributions in excess of) net investment income	$(1,554)	$(240)

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

	Diversified Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$27,100	$32,842
Dividends and distributions reinvested	15,705	6,971
Cost of shares redeemed	(43,037)	(34,733)
Change in net assets from Class A capital transactions	$(232)	$5,080
Class B
Proceeds from shares issued	$1,109	$1,721
Dividends and distributions reinvested	5,265	3,912
Cost of shares redeemed	(30,386)	(50,950)
Change in net assets from Class B capital transactions	$(24,012)	$(45,317)
Class C
Proceeds from shares issued	$919	$852
Dividends and distributions reinvested	394	177
Cost of shares redeemed	(1,955)	(946)
Change in net assets from Class C capital transactions	$(642)	$83
Select Class
Proceeds from shares issued	$22,013	$17,635
Dividends and distributions reinvested	7,335	4,393
Cost of shares redeemed	(46,296)	(22,439)
Change in net assets from Select Class capital transactions	$(16,948)	$(411)
Institutional Class
Proceeds from shares issued	$44,191	$17,642
Dividends and distributions reinvested	17,552	8,397
Cost of shares redeemed	(12,944)	(28,623)
Change in net assets from Institutional Class capital transactions	$48,799	$(2,584)

Total change in net assets from capital transactions	$6,965	$(43,149)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   37

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	1,856	2,152
Reinvested	1,112	461
Redeemed	(2,997)	(2,310)
Change in Class A Shares	(29)	303
Class B
Issued	75	114
Reinvested	373	259
Redeemed	(2,070)	(3,362)
Change in Class B Shares	(1,622)	(2,989)
Class C
Issued	63	55
Reinvested	28	12
Redeemed	(136)	(63)
Change in Class C Shares	(45)	4
Select Class
Issued	1,539	1,159
Reinvested	518	290
Redeemed	(3,075)	(1,488)
Change in Select Class Shares	(1,018)	(39)
Institutional Class
Issued	3,035	1,160
Reinvested	1,242	555
Redeemed	(879)	(1,862)
Change in Institutional Class Shares	3,398	(147)

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class A
Year Ended June 30, 2008	$15.68	$0.30		$(1.12)	$(0.82)	$(0.30)	$(1.33)	$(1.63)
Year Ended June 30, 2007	14.24	0.32		1.89	2.21	(0.31)	(0.46)	(0.77)
January 1, 2006 through June 30, 2006 (e)	14.04	0.14	(g)	0.21	0.35	(0.15)	—	(0.15)
Year Ended December 31, 2005	13.73	0.23	(g)	0.32	0.55	(0.24)	—	(0.24)
Year Ended December 31, 2004	12.79	0.17	(g)	0.96	1.13	(0.19)	—	(0.19)
March 24, 2003 (f) through December 31, 2003	10.77	0.09	(g)	2.06	2.15	(0.13)	—	(0.13)

Class B
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.23)	(0.46)	(0.69)
January 1, 2006 through June 30, 2006 (e)	14.03	0.11	(g)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.79	0.08	(g)	0.96	1.04	(0.11)	—	(0.11)
March 24, 2003 (f) through December 31, 2003	10.77	0.03	(g)	2.06	2.09	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.24)	(0.46)	(0.70)
January 1, 2006 through June 30, 2006 (e)	14.03	0.11	(g)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.80	0.08	(g)	0.95	1.03	(0.11)	—	(0.11)
March 24, 2003 (f) through December 31, 2003	10.77	0.03	(g)	2.07	2.10	(0.07)	—	(0.07)

Select Class
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)
Year Ended June 30, 2007	14.26	0.36		1.90	2.26	(0.35)	(0.46)	(0.81)
January 1, 2006 through June 30, 2006 (e)	14.06	0.16	(g)	0.21	0.37	(0.17)	—	(0.17)
Year Ended December 31, 2005	13.75	0.25	(g)	0.33	0.58	(0.27)	—	(0.27)
Year Ended December 31, 2004	12.81	0.22	(g)	0.96	1.18	(0.24)	—	(0.24)
Year Ended December 31, 2003	10.76	0.16	(g)	2.07	2.23	(0.18)	—	(0.18)

Institutional Class
Year Ended June 30, 2008	15.70	0.37		(1.11)	(0.74)	(0.38)	(1.33)	(1.71)
Year Ended June 30, 2007	14.25	0.40		1.89	2.29	(0.38)	(0.46)	(0.84)
January 1, 2006 through June 30, 2006 (e)	14.05	0.18	(g)	0.21	0.39	(0.19)	—	(0.19)
Year Ended December 31, 2005	13.74	0.29	(g)	0.33	0.62	(0.31)	—	(0.31)
Year Ended December 31, 2004	12.80	0.25	(g)	0.96	1.21	(0.27)	—	(0.27)
Year Ended December 31, 2003	10.76	0.19	(g)	2.07	2.26	(0.22)	—	(0.22)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.23	(5.68	)%(h)	$134,183	1.14%	2.04%	1.33%	234%
15.68	15.79		159,579	1.14	2.11	1.34	218
14.24	2.51		140,537	1.14	2.01	1.42	127
14.04	4.04		149,015	1.14	1.65	1.30	214
13.73	8.94		42,711	1.25	1.32	1.63	242
12.79	20.00		46,000	1.25	1.04	1.70	210

13.24	(6.20	)(h)	37,605	1.65	1.51	1.83	234
15.69	15.30		69,996	1.65	1.57	1.84	218
14.23	2.24		106,044	1.65	1.49	1.92	127
14.03	3.49		128,985	1.65	1.16	1.79	214
13.72	8.16		13,641	1.93	0.63	2.13	242
12.79	19.42		14,000	1.93	0.35	2.20	210

13.22	(6.24	)(h)	3,636	1.65	1.53	1.83	234
15.68	15.32		5,015	1.65	1.60	1.84	218
14.23	2.24		4,489	1.65	1.49	1.92	127
14.03	3.50		5,314	1.65	1.15	1.79	214
13.72	8.10		786	1.93	0.65	2.13	242
12.80	19.48		1,000	1.93	0.36	2.20	210

13.26	(5.43	)(h)	77,601	0.89	2.31	1.08	234
15.71	16.11		107,974	0.89	2.36	1.09	218
14.26	2.63		98,539	0.89	2.25	1.17	127
14.06	4.28		126,285	0.89	1.86	1.04	214
13.75	9.28		136,990	0.91	1.65	1.11	242
12.81	20.90		140,000	0.91	1.42	1.09	210

13.25	(5.20	)(h)	236,864	0.65	2.55	0.93	234
15.70	16.39		227,438	0.65	2.60	0.94	218
14.25	2.76		208,490	0.65	2.50	1.02	127
14.05	4.54		309,942	0.65	2.09	0.88	214
13.74	9.55		258,665	0.65	1.90	0.94	242
12.80	21.20		281,000	0.65	1.68	0.93	210

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Diversified Fund	Class A, Class B, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B.  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of June 30, 2008 were approximately $880,000 and 0.2%, respectively.

C.  Commitments — The Fund may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to

42   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

D.  Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of June 30, 2008, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

E.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F.  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of June 30, 2008, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

G.  Written Options — When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Fund writes options on futures. These options are settled for cash. Uncovered call options subject the Fund to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Fund to loss only to the extent of the value of the underlying security. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

As of June 30, 2008, the Fund had written options contracts outstanding as listed on its Schedule of Portfolio Investments. Transactions in written options during the year ended June 30, 2008 were as follows (amounts in thousands, except number of contracts):

	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at June 30, 2007	216	$28	$—	$—
Options written	1,415	564	3,193	26
Options terminated in closing purchase transactions	(1,080)	(363)	(3,193)	(26)
Options outstanding at June 30, 2008	551	$229	$—	$—

H. Swaps — The Fund may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk on the fixed income portion of its portfolio, or as alternatives to direct investments. The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions. The risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

The Fund may enter into credit default contracts where one party, the protection buyer, makes a periodic payment or pays a premium to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. A premium received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books. A premium paid by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event are recognized, net of a proportional amount of the premium, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. In the event that the referenced obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Premiums paid/received by the Fund are recognized as an asset/liability on the Statement of Assets and Liabilities and are recorded as a realized gain/loss on the termination date. The contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract.

As of June 30, 2008, the Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

I.  Short Sales — The Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

As of June 30, 2008, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

J. Dollar Rolls — The Fund may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Fund had TBA Dollar Rolls outstanding as of June 30, 2008, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Fund reserves assets with a current value at least equal to the amount of its TBA Dollar Rolls.

K. Securities Lending — To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its

44   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Fund. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Effective September 2, 2008, under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

At June 30, 2008, the Fund had no securities on loan.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Fund’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the implementation of the Interpretation did not have an impact on the Fund’s financial statements.

O. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

P. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Underdistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(1,081)	$1,081

The reclassifications relate primarily to differences in character for tax purposes of foreign currency gains and losses, investments in real estate investment trusts and foreign futures contracts.

Q. Recent Accounting Pronouncements — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2008, was approximately $31,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2008, the annual effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

46   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2008, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$7	$30

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Select Class	Institutional Class
0.25%	0.25%	0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Select Class	Institutional Class
1.14%	1.65%	1.65%	0.89%	0.65%

The contractual expense limitation agreements were in effect for the year ended June 30, 2008. The expense limitation percentages in the table above are in place until at least October 31, 2008.

For the year ended June 30, 2008, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$805	$115	$262	$1,182

The Payment by affiliate amount shown in the Statement of Operations represents a payment received by the Fund from JPMorgan Investment Advisors Inc. (“JPMIA”). JPMIA was the advisor to a former One Group Fund which was acquired by the Fund. This payment results from the resolution of a Securities and Exchange Commission (the “SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   47

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

connection with TOGSC’s provision of administration services for the fund acquired by the Fund. TOGSC served as the acquired fund’s Administrator until November 2000.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended June 30, 2008, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$1,321,772	$1,397,292	$38,799	$28,178

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$499,932	$53,298	$26,060	$27,238

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of passive foreign investment companies (PFICs).

The tax character of distributions paid during the fiscal year ended June 30, 2008 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$24,412	$33,619	$58,031

The tax character of distributions paid during the fiscal year ended June 30, 2007 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$12,439	$16,932	$29,371

48   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

As of June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,803	$8,472	$26,558

The cumulative timing differences primarily consist of wash sale loss deferrals, distributions payable, post-October losses, mark to market of futures contracts and mark to market on passive foreign investment companies (PFICs).

During the year ended June 30, 2008, the Fund utilized capital loss carryforwards of approximately $2,726,000.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2008, the Fund deferred to July 1, 2008 post-October currency losses of approximately $1,595,000.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because they are investment companies in the same “group of investment companies (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2008. Average borrowings from the Facility for the year ended June 30, 2008, were as follows (amounts in thousands):

Average Borrowings	Number of Days Outstanding	Interest Paid
$2,316	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   49

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced ”net management fee rates“ for certain funds (”Reduced Rate Funds“). ”Net Management Fee Rates“ means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as ”Reduced Rates.“ The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

50   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and Shareholders of
JPMorgan Diversified Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JPMorgan Diversified Fund (hereafter referred to as the “Fund”) at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2008

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   51

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	146	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	146	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	146
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	146	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	146	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	146	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	146	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

52   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	146	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	146	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	146	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	146	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	146
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (146 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   53

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

54   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$936.10	$5.49	1.14%
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class B
Actual	1,000.00	933.90	7.93	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Class C
Actual	1,000.00	933.40	7.93	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Select Class
Actual	1,000.00	937.50	4.29	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Institutional Class
Actual	1,000.00	938.60	3.13	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   55

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividend Received Deductions (DRD)

22.01% of ordinary income distributions is eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2008.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Diversified Fund	$6,878

Long-Term Capital Gain Designation — 15%

The Fund hereby designates approximately $33,619,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2008.

Short-Term Capital Gain Designation

The Fund designates approximately $12,094,000 of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gains.

Treasury Income

The percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended June 30, 2008 was 10.96%.

56   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	AN-DIV-608

ANNUAL REPORT JUNE 30, 2008

JPMorgan Funds

U.S. Equity

Funds

JPMorgan U.S. Large Cap Value Plus Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	10
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Trustees	24
Officers	26
Schedule of Shareholder Expenses	27
Tax Letter	28

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this annual report for the JPMorgan U.S. Large Cap Value Plus Fund. Inside, you’ll find information detailing the performance of the Fund for the period ended June 30, 2008, along with a report from the portfolio managers.

“Worried about the slowing economy, the Federal Reserve (the Fed) abandoned its inflation-fighting stance in favor of fostering growth.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges throughout the last several months, as negative news affected the financial markets and U.S. economy. For most of 2007, stock performance was generally healthy. But, late in the calendar year, problems in other segments of the economy — including fallout from the weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the stock market.

As these problems gained momentum, volatility increased and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Worried about the slowing economy, the Federal Reserve (the Fed) abandoned its inflation-fighting stance in favor of fostering growth. The Fed launched an aggressive easing campaign in September 2007 that cut the fed funds target rate from 5.25% to 2.00% by the end of June 2008.

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

Performance falls in June

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   1

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$3,447,801
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Value Plus Fund, which seeks long-term capital appreciation,* returned –18.29%** (Select Class Shares) for the period from inception on November 30, 2007 through June 30, 2008, compared to the –13.25% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the insurance, financial and healthcare sectors. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasuries and cash).

At the individual stock level, Freddie Mac, the government-sponsored enterprise providing support to the U.S. residential mortgage market, detracted from performance. The company’s shares declined due to higher credit costs from increased loan delinquencies and continued housing market woes that have affected its mortgage portfolio. MGIC Investment Corp. also hurt returns. The company continued to face deteriorating credit trends due to housing price declines and higher delinquencies in California and Florida.

On the positive side, stock selection in the technology, auto/ transportation and industrial cyclical sectors helped returns. At the individual stock level, an overweight in Xilinx Inc., a programmable logic leader, contributed to performance. The company’s shares rallied early in the year, as the company soundly beat consensus earnings estimates on strong new product sales. Furthermore, management raised its outlook for gross and operating margins. Norfolk Southern Corp., a railroad operator, also aided returns. The company reported strong earnings due to increased profits despite higher fuel costs, driven by improved core pricing and operating margin expansion. Although the railroad industry faced market headwinds during the period, the company remained more competitive than other forms of service transportation, including trucking, due to improved operational efficiency and investment in new tracks. In addition, railroad companies benefited from domestic and global expansion and the resulting flow of goods.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio team utilized active stock selection, with a systematic valuation process. The Fund invested in a diversified portfolio of approximately 120–180 long and 50–100 short U.S. large-cap equity positions. The Fund attempted to earn an annualized excess return above the Russell 1000 Value Index over a full market cycle (i.e., three to five years) before fees.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.0%
2.	Verizon Communications, Inc.	3.9
3.	Safeway, Inc.	2.8
4.	Chevron Corp.	2.6
5.	Genworth Financial, Inc., Class A	2.3
6.	Bank of America Corp.	2.2
7.	Rohm & Haas Co.	2.1
8.	Merck & Co., Inc.	2.0
9.	Procter & Gamble Co.	1.9
10.	Norfolk Southern Corp.	1.9

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Financials	22.9%
Energy	14.4
Health Care	10.8
Consumer Discretionary	9.4
Industrials	9.1
Consumer Staples	8.3
Materials	5.9
Utilities	5.7
Information Technology	5.7
Telecommunication Services	4.0
Short-Term Investment	3.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

TOP TEN SHORT POSITIONS OF THE PORTFOLIO†

1.	CSX Corp.	4.8%
2.	ITT Corp.	3.4
3.	E.W. Scripps Co., Class A	3.2
4.	Nalco Holding Co.	2.6
5.	St. Jude Medical, Inc.	2.6
6.	UMB Financial Corp.	2.6
7.	International Paper Co.	2.6
8.	Federated Investors, Inc., Class B	2.2
9.	Terra Industries, Inc.	2.2
10.	Southern Co.	2.2

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR†

Financials	25.1%
Consumer Discretionary	19.0
Materials	15.2
Industrials	12.1
Health Care	9.1
Information Technology	7.8
Consumer Staples	6.8
Utilities	3.9
Energy	1.0

†	Percentages indicated are based upon total short positions as of June 30, 2008. The Fund’s composition is subject to change.

TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		(18.44)%
With Sales Charge*		(22.72)
CLASS C SHARES	11/30/07
Without CDSC		(18.67)
With CDSC**		(19.67)
CLASS R5 SHARES	11/30/07	(18.22)
SELECT CLASS SHARES	11/30/07	(18.29)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Large Cap Value Plus Fund, the Russell 1000 Value Index and the Lipper Long/Short Equity Funds Index from November 30, 2007 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Long/Short Equity Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   3

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 123.9% (j)
Long-Term Investments — 119.2%
	Common Stocks — 119.2%
	Aerospace & Defense — 2.6%
295	Boeing Co.	19,387
1,155	Spirit Aerosystems Holdings, Inc., Class A (a)	22,153
775	United Technologies Corp.	47,818
		89,358
	Airlines — 0.2%
570	Southwest Airlines Co.	7,433
	Auto Components — 1.1%
980	Johnson Controls, Inc.	28,107
475	TRW Automotive Holdings Corp. (a)	8,773
		36,880
	Automobiles — 0.3%
835	General Motors Corp.	9,602
	Beverages — 1.2%
795	Coca-Cola Co. (The)	41,324
	Biotechnology — 1.2%
135	Alexion Pharmaceuticals, Inc. (a)	9,788
430	BioMarin Pharmaceutical, Inc. (a)	12,461
150	Celgene Corp. (a)	9,580
105	Gilead Sciences, Inc. (a)	5,560
60	United Therapeutics Corp. (a)	5,865
		43,254
	Capital Markets — 5.4%
290	Bank of New York Mellon Corp. (The)	10,971
190	Goldman Sachs Group, Inc. (The)	33,231
260	Legg Mason, Inc.	11,328
740	Lehman Brothers Holdings, Inc.	14,659
525	Merrill Lynch & Co., Inc.	16,648
1,210	Morgan Stanley	43,645
3,010	TD AMERITRADE Holding Corp. (a)	54,451
		184,933
	Chemicals — 4.0%
220	Air Products & Chemicals, Inc.	21,749
90	PPG Industries, Inc.	5,163
225	Praxair, Inc.	21,204
1,950	Rohm & Haas Co.	90,558
		138,674
	Commercial Banks — 2.4%
320	Commerce Bancshares, Inc.	12,691
800	KeyCorp	8,784
1,155	Wachovia Corp.	17,937
1,300	Wells Fargo & Co.	30,875
435	Zions Bancorp	13,698
		83,985
	Communications Equipment — 2.0%
1,895	Cisco Systems, Inc. (a)	44,078
1,025	Corning, Inc.	23,626
		67,704
	Consumer Finance — 0.7%
595	Capital One Financial Corp.	22,616
	Containers & Packaging — 0.6%
570	Pactiv Corp. (a)	12,101
505	Sealed Air Corp.	9,600
		21,701
	Diversified Consumer Services — 0.6%
270	ITT Educational Services, Inc. (a)	22,310
	Diversified Financial Services — 5.8%
4,015	Bank of America Corp.	95,838
1,405	CIT Group, Inc.	9,568
4,705	Citigroup, Inc.	78,856
280	NYSE Euronext	14,185
		198,447
	Diversified Telecommunication Services — 4.9%
4,765	Verizon Communications, Inc.	168,681
	Electric Utilities — 4.9%
1,300	American Electric Power Co., Inc.	52,299
930	Edison International	47,784
220	Exelon Corp.	19,791
270	FirstEnergy Corp.	22,229
1,990	Sierra Pacific Resources	25,293
		167,396
	Electronic Equipment & Instruments — 1.2%
970	Avnet, Inc. (a)	26,462
450	Tyco Electronics Ltd., (Bermuda)	16,119
		42,581
	Energy Equipment & Services — 2.1%
155	Baker Hughes, Inc.	13,537
20	Diamond Offshore Drilling, Inc.	2,783
615	Halliburton Co.	32,638
225	Schlumberger Ltd.	24,172
		73,130

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 4.5%
355	CVS/Caremark Corp.	14,047
4,215	Safeway, Inc.	120,338
815	SYSCO Corp.	22,421
		156,806
	Food Products — 2.1%
495	General Mills, Inc.	30,081
380	Kellogg Co.	18,248
825	Kraft Foods, Inc., Class A	23,471
		71,800
	Health Care Equipment & Supplies — 0.8%
290	Hologic, Inc. (a)	6,322
420	Medtronic, Inc.	21,735
		28,057
	Health Care Providers & Services — 2.8%
505	Aetna, Inc.	20,468
330	Cardinal Health, Inc.	17,021
305	McKesson Corp.	17,052
910	WellPoint, Inc. (a)	43,371
		97,912
	Hotels — 0.2%
820	Strategic Hotels & Resorts, Inc.	7,683
	Hotels, Restaurants & Leisure — 1.4%
710	International Game Technology	17,736
130	MGM Mirage (a)	4,406
1,150	Royal Caribbean Cruises Ltd.	25,840
		47,982
	Household Durables — 0.2%
420	Centex Corp.	5,615
	Household Products — 2.4%
1,365	Procter & Gamble Co.	83,006
	Industrial Conglomerates — 2.7%
2,950	General Electric Co.	78,736
325	Tyco International Ltd., (Bermuda)	13,013
		91,749
	Insurance — 6.6%
180	ACE Ltd., (Bermuda)	9,916
625	Allstate Corp. (The)	28,494
510	American International Group, Inc.	13,495
160	Assurant, Inc.	10,554
205	Axis Capital Holdings Ltd., (Bermuda)	6,111
5,410	Genworth Financial, Inc., Class A	96,352
195	Hartford Financial Services Group, Inc.	12,591
195	Prudential Financial, Inc.	11,649
315	RenaissanceRe Holdings Ltd., (Bermuda)	14,071
585	Travelers Cos., Inc. (The)	25,389
		228,622
	IT Services — 0.7%
110	Affiliated Computer Services, Inc., Class A (a)	5,884
750	Genpact Ltd., (Bermuda) (a)	11,190
200	Paychex, Inc.	6,256
		23,330
	Machinery — 2.3%
600	Dover Corp.	29,022
220	Joy Global, Inc.	16,682
1,005	Kennametal, Inc.	32,713
		78,417
	Media — 6.6%
125	Gannett Co., Inc.	2,709
360	New York Times Co. (The), Class A	5,540
4,415	News Corp., Class A	66,402
1,490	Time Warner Cable, Inc., Class A (a)	39,455
4,155	Time Warner, Inc.	61,494
1,655	Walt Disney Co. (The)	51,636
		227,236
	Metals & Mining — 1.1%
200	United States Steel Corp.	36,956
	Multiline Retail — 0.7%
730	Family Dollar Stores, Inc.	14,556
280	Kohl’s Corp. (a)	11,211
		25,767
	Multi-Utilities — 2.2%
3,400	CMS Energy Corp.	50,660
1,300	Xcel Energy, Inc.	26,091
		76,751
	Oil, Gas & Consumable Fuels — 15.8%
290	Anadarko Petroleum Corp.	21,703
1,105	Chevron Corp.	109,539
830	ConocoPhillips	78,344
170	Devon Energy Corp.	20,427
2,440	Exxon Mobil Corp.	215,037
1,255	Marathon Oil Corp.	65,097
490	XTO Energy, Inc.	33,570
		543,717

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   5

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Paper & Forest Products — 1.6%
10,070	Domtar Corp., (Canada) (a)	54,882
	Pharmaceuticals — 8.5%
1,255	Abbott Laboratories	66,477
1,645	Bristol-Myers Squibb Co.	33,772
2,225	Merck & Co., Inc.	83,860
2,645	Pfizer, Inc.	46,208
3,130	Schering-Plough Corp.	61,630
		291,947
	Real Estate Investment Trusts (REITs) — 3.7%
135	Alexandria Real Estate Equities, Inc.	13,141
952	Apartment Investment & Management Co., Class A	32,425
310	Camden Property Trust	13,721
380	Digital Realty Trust, Inc.	15,546
335	Kimco Realty Corp.	11,564
740	Liberty Property Trust	24,531
840	Senior Housing Properties Trust	16,405
		127,333
	Road & Rail — 3.5%
1,650	Hertz Global Holdings, Inc. (a)	15,840
1,320	Norfolk Southern Corp.	82,724
300	Union Pacific Corp.	22,650
		121,214
	Semiconductors & Semiconductor Equipment — 1.5%
230	Altera Corp.	4,761
120	Broadcom Corp., Class A (a)	3,275
180	KLA-Tencor Corp.	7,328
600	Tessera Technologies, Inc. (a)	9,822
210	Texas Instruments, Inc.	5,914
830	Xilinx, Inc.	20,957
		52,057
	Software — 1.7%
725	CA, Inc.	16,740
610	Microsoft Corp.	16,781
1,285	Symantec Corp. (a)	24,865
		58,386
	Specialty Retail — 0.5%
805	Staples, Inc.	19,119
	Textiles, Apparel & Luxury Goods — 0.2%
80	Phillips-Van Heusen Corp.	2,930
50	Polo Ralph Lauren Corp.	3,139
		6,069
	Thrifts & Mortgage Finance — 3.7%
714	Doral Financial Corp. (a)	9,667
935	Fannie Mae	18,242
4,310	Freddie Mac	70,684
4,570	MGIC Investment Corp.	27,923
		126,516
	Total Long-Term Investments (Cost $4,717,160)	4,108,938
Short-Term Investment — 4.7%
	Investment Company — 4.7%
161,998	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $161,998)	161,998
	Total Long Positions — 123.9% (Cost $4,879,158)	4,270,936
	Liabilities in Excess of Other Assets — (23.9)%	(823,135)
	NET ASSETS — 100.0%	$3,447,801
Short Positions — 22.5%
	Common Stocks — 22.5%
	Aerospace & Defense — 0.4%
290	Honeywell International, Inc.	14,581
	Automobiles — 0.6%
2,952	Ford Motor Co. (a)	14,199
210	Harley-Davidson, Inc.	7,615
		21,814
	Beverages — 0.4%
205	PepsiCo, Inc.	13,036
	Biotechnology — 0.9%
140	Amylin Pharmaceuticals, Inc.(a)	3,555
105	Genentech, Inc. (a)	7,969
200	Genzyme Corp. (a)	14,404
805	Trimeris, Inc.	3,800
		29,728
	Capital Markets — 1.0%
490	Federated Investors, Inc., Class B	16,866
290	T. Rowe Price Group, Inc.	16,376
		33,242
	Chemicals — 2.2%
70	CF Industries Holdings, Inc.	10,696
630	H.B. Fuller Co.	14,137
955	Nalco Holding Co.	20,198
110	Nova Chemicals Corp., (Canada)	2,714
335	OM Group, Inc. (a)	10,985

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Chemicals — Continued
340	Terra Industries, Inc.	16,779
		75,509
	Commercial Banks — 0.7%
390	UMB Financial Corp.	19,995
120	Wilmington Trust Corp.	3,173
		23,168
	Communications Equipment — 0.1%
365	Motorola, Inc.	2,679
	Diversified Financial Services — 0.4%
480	Nasdaq OMX Group (The) (a)	12,744
	Electric Utilities — 0.7%
390	Duke Energy Corp.	6,778
480	Southern Co.	16,762
		23,540
	Energy Equipment & Services — 0.2%
95	ENSCO International, Inc.	7,670
	Food & Staples Retailing — 0.8%
120	Costco Wholesale Corp.	8,417
255	Kroger Co. (The)	7,362
340	SUPERVALU, Inc.	10,502
		26,281
	Health Care — 0.4%
415	HCP, Inc.	13,201
	Health Care Equipment & Supplies — 0.8%
490	St. Jude Medical, Inc. (a)	20,031
140	Varian Medical Systems, Inc. (a)	7,259
		27,290
	Hotels, Restaurants & Leisure — 0.9%
270	Cheesecake Factory, Inc. (The) (a)	4,296
300	Starbucks Corp. (a)	4,722
140	Wynn Resorts Ltd.	11,389
260	Yum! Brands, Inc.	9,123
		29,530
	Household Durables — 0.4%
420	KB Home	7,111
430	Lennar Corp., Class A	5,306
		12,417
	Independent Power Producers & Energy Traders — 0.2%
330	Reliant Energy, Inc. (a)	7,019
	Insurance — 1.0%
110	AON Corp.	5,054
110	Chubb Corp. (The)	5,391
30	Markel Corp. (a)	11,010
100	Marsh & McLennan Cos., Inc.	2,655
375	Progressive Corp. (The)	7,020
160	Willis Group Holdings Ltd., (United Kingdom)	5,019
		36,149
	IT Services — 0.5%
390	Accenture Ltd., Class A, (Bermuda)	15,881
	Machinery — 0.9%
90	Illinois Tool Works, Inc.	4,276
415	ITT Corp.	26,282
		30,558
	Media — 1.1%
755	CBS Corp., Class B	14,715
600	E.W. Scripps Co., Class A	24,924
		39,639
	Metals & Mining — 0.6%
50	Freeport-McMoRan Copper & Gold, Inc.	5,860
220	Nucor Corp.	16,427
		22,287
	Multifamily — 0.3%
285	Equity Residential	10,907
	Multiline Retail — 0.2%
285	Nordstrom, Inc.	8,636
	Paper & Forest Products — 0.6%
855	International Paper Co.	19,922
	Personal Products — 0.4%
180	Avon Products, Inc.	6,484
150	Estee Lauder Cos., Inc. (The), Class A	6,967
		13,451
	Pharmaceuticals — 0.4%
670	Medicines Co. (The) (a)	13,279
	Real Estate Investment Trusts (REITs) — 1.4%
690	Douglas Emmett, Inc.	15,159
310	Health Care REIT, Inc.	13,795
200	Home Properties, Inc.	9,612
580	Sunstone Hotel Investors, Inc.	9,628
		48,194

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   7

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Road & Rail — 1.4%
590	CSX Corp.	37,058
420	Heartland Express, Inc.	6,262
270	Werner Enterprises, Inc.	5,017
		48,337
	Semiconductors & Semiconductor Equipment — 1.0%
390	Intersil Corp., Class A	9,485
380	Linear Technology Corp.	12,376
250	Microchip Technology, Inc.	7,635
225	Novellus Systems, Inc. (a)	4,768
		34,264
	Software — 0.2%
105	Salesforce.com, Inc. (a)	7,164
	Specialty Retail — 0.8%
395	Gap, Inc. (The)	6,585
620	RadioShack Corp.	7,607
220	Tiffany & Co.	8,965
170	Urban Outfitters, Inc. (a)	5,302
		28,459
	Storage — 0.2%
100	Public Storage	8,079
	Textiles, Apparel & Luxury Goods — 0.2%
145	Coach, Inc. (a)	4,188
190	Liz Claiborne, Inc.	2,688
		6,876
	Thrifts & Mortgage Finance — 0.2%
530	Hudson City Bancorp, Inc.	8,840
	Total Short Positions — 22.5% (Proceeds $827,623)	$774,371

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	—	All or a portion of these securities are segregated for short sales.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   9

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008

U.S. Large Cap Value Plus Fund
ASSETS:
Investments in non-affiliates, at value	$4,108,938
Investments in affiliates, at value	161,998
Total investment securities, at value	4,270,936
Cash	19
Receivables:
Investment securities sold	321,097
Interest and dividends	7,526
Due from advisor	9,442
Total Assets	4,609,020

LIABILITIES:
Payables:
Dividends for securities sold short	1,166
Investment securities purchased	350,119
Securities sold short, at value	774,371
Accrued liabilities:
Shareholder servicing fees	597
Distribution fees	117
Custodian and accounting fees	306
Trustees’ and Chief Compliance Officer’s fees	3
Other	34,540
Total Liabilities	1,161,219
Net Assets	$3,447,801

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

U.S. Large Cap Value Plus Fund
NET ASSETS:
Paid in capital	$4,102,215
Accumulated undistributed (distributions in excess of) net investment income	22,159
Accumulated net realized gains (losses)	(121,603)
Net unrealized appreciation (depreciation)	(554,970)
Total Net Assets	$3,447,801

Net Assets:
Class A	$95,610
Class C	158,532
Class R5	20,449
Select Class	3,173,210
Total	$3,447,801

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,834
Class C	13,025
Class R5	1,672
Select Class	259,676

Net Asset Value:
Class A — Redemption price per share	$12.20
Class C — Offering price per share (a)	12.17
Class R5 — Offering and redemption price per share	12.23
Select Class — Offering and redemption price per share	12.22
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.88

Cost of investments in non-affiliates	$4,717,160
Cost of investments in affiliates	161,998
Proceeds from securities sold short	827,623

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   11

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2008 (a)

U.S. Large Cap Value Plus Fund
INVESTMENT INCOME:
Dividend income	$54,819
Dividend income from affiliates (b)	3,296
Interest income	7,661
Total investment income	65,776

EXPENSES:
Investment advisory fees	18,695
Administration fees	1,890
Distribution fees:
Class A	139
Class C	615
Shareholder servicing fees:
Class A	139
Class C	205
Class R5	6
Select Class	4,297
Custodian and accounting fees	13,447
Interest expense	7,230
Professional fees	74,091
Trustees’ and Chief Compliance Officer’s fees	18
Printing and mailing costs	27,638
Registration and filing fees	69,726
Transfer agent fees	9,343
Dividend expense on securities sold short	9,474
Other	4,053
Total expenses	241,006
Less amounts waived	(21,519)
Less earnings credits	(11)
Less expense reimbursements	(183,348)
Net expenses	36,128
Net investment income (loss)	29,648

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(161,518)
Securities sold short	40,664
Net realized gain (loss)	(120,854)
Change in net unrealized appreciation (depreciation) of:
Investments	(608,222)
Securities sold short	53,252
Change in net unrealized appreciation (depreciation)	(554,970)
Net realized/unrealized gains (losses)	(675,824)
Change in net assets resulting from operations	$(646,176)

(a)	Commencement of operations was November 30, 2007.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (a)

U.S. Large Cap Value Plus Fund
Period Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,648
Net realized gain (loss)	(120,854)
Change in net unrealized appreciation (depreciation)	(554,970)
Change in net assets resulting from operations	(646,176)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(271)
Class C
From net investment income	(240)
Class R5
From net investment income	(75)
Select Class
From net investment income	(7,946)
Total distributions to shareholders	(8,532)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,102,509

NET ASSETS:
Change in net assets	3,447,801
Beginning of period	—
End of period	$3,447,801
Accumulated undistributed (distributions in excess of) net investment income	$22,159

(a)	Commencement of operations was November 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (a) (continued)

U.S. Large Cap Value Plus Fund
Period Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,870
Dividends and distributions reinvested	271
Redemptions	(2,619)
Change in net assets from Class A capital transactions	$115,522
Class C
Proceeds from shares issued	$204,284
Dividends and distributions reinvested	240
Redemptions	(14,616)
Change in net assets from Class C capital transactions	$189,908
Class R5
Proceeds from shares issued	$25,014
Dividends and distributions reinvested	75
Change in net assets from Class R5 capital transactions	$25,089
Select Class
Proceeds from shares issued	$3,766,831
Dividends and distributions reinvested	7,946
Redemptions	(2,787)
Change in net assets from Select Class capital transactions	$3,771,990

Total change in net assets from capital transactions	$4,102,509

SHARE TRANSACTIONS:
Class A
Issued	8,011
Reinvested	18
Redeemed	(195)
Change in Class A Shares	7,834
Class C
Issued	14,056
Reinvested	16
Redeemed	(1,047)
Change in Class C Shares	13,025
Class R5
Issued	1,667
Reinvested	5
Change in Class R5 Shares	1,672
Select Class
Issued	259,327
Reinvested	544
Redeemed	(195)
Change in Select Class Shares	259,676

(a)	Commencement of operations was November 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED JUNE 30, 2008

U.S. Large Cap Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows used by operating activities:
Net decrease in net assets from operations	$(646,176)
Adjustments to reconcile net decrease in net assets from operations to net cash used by operating activities:
Purchase of investment securities	(7,130,986)
Proceeds from disposition of investment securities	2,248,406
Covers of investment securities sold short	(854,772)
Proceeds from disposition of investment securities sold short	1,724,071
Purchases of short-term investments, net	(159,108)
Unrealized appreciation/depreciation on investments	608,222
Unrealized appreciation/depreciation on investment securities sold short	(53,252)
Realized gain/loss on investments	161,518
Realized gain/loss on investment securities sold short	(40,664)
Increase in due from advisor	(9,442)
Increase in receivable for investments sold	(321,097)
Increase in dividends and interest receivable	(7,526)
Increase in payable for investments purchased	350,119
Increase in dividends payable for securities sold short	1,166
Increase in accrued expenses and other liabilities	35,563
Net cash used by operating activities	(4,093,958)

Cash flows provided by financing activities:
Net proceeds from shares issued	4,113,999
Net cost of shares redeemed	(20,022)
Net cash provided by financing activities	4,093,977
Net increase in cash	19

Cash:
Beginning of period	—
End of period	$19

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $8,532.

Interest expense paid during the period was $7,230.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Class A
November 30, 2007 (f) through June 30, 2008	$15.00	$0.11	$(2.87)	$(2.76)	$(0.04)	$12.20
Class C
November 30, 2007 (f) through June 30, 2008	15.00	0.07	(2.86)	(2.79)	(0.04)	12.17
Class R5
November 30, 2007 (f) through June 30, 2008	15.00	0.15	(2.88)	(2.73)	(0.04)	12.23
Select Class
November 30, 2007 (f) through June 30, 2008	15.00	0.12	(2.86)	(2.74)	(0.04)	12.22

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The calculation of portfolio turnover rate excludes securities sold short and covers on securities sold short.

(f)	Commencement of operations.

(g)	Includes interest expense of 0.39%.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)		Net expenses (excluding dividend expense for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)		Portfolio turnover rate (b)(e)

(18.44)%	$96	2.15	%(g)	1.64	%(g)	1.41%	13.57	%(h)	13.06	%(h)	57%

(18.67)	159	2.65	(g)	2.14	(g)	0.82	14.12	(h)	13.61	(h)	57

(18.22)	20	1.70	(g)	1.19	(g)	1.86	13.36	(h)	12.85	(h)	57

(18.29)	3,173	1.90	(g)	1.39	(g)	1.63	12.83	(h)	12.32	(h)	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
U.S. Large Cap Value Plus Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on November 30, 2007.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short	Other Financial Instruments*
Level 1	$4,270,936	$774,371	$—
Level 2	—	—	—
Level 3	—	—	—
Total	$4,270,936	$774,371	$—

*	Other financial instruments include futures, forwards and swap contracts.

B. Short Sales — The Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the implementation of the Interpretation did not have an impact on the Fund’s financial statements.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(294)	$1,043	$(749)

The reclassifications for the Fund relate primarily to non-deductible expenses (12b-1 fees) and dividend expense for securities sold short.

G. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.00% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the period ended June 30, 2008 was $205.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2008 the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2008, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

20   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.25%	1.75%	0.80%	1.00%

The contractual expense limitation agreements were in effect for the period ended June 30, 2008. The expense limitation percentages in the table above are in place until at least November 30, 2008.

For the period ended June 30, 2008, the Fund’s service providers waived fees and reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$18,695	$1,890	$934	$21,519	$183,348

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended June 30, 2008, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$7,130,986	$2,248,406	$1,724,071	$854,772

During the period ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,938,320	$112,988	$780,372	$(667,384)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the period ended June 30, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$8,532	$8,532

At June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Unrealized Appreciation (Depreciation)
$22,162	$(619,657)

The cumulative timing differences primarily consist of wash sale loss deferrals, loss deferrals on unsettled short sales and post October loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended June 30, 2008, the Fund deferred to July 1, 2008 post October capital losses of $56,916.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding at June 30, 2008, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

22   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of
JPMorgan U.S. Large Cap Value Plus Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the JPMorgan U.S. Large Cap Value Plus Fund (hereafter referred to as the “Fund”) at June 30, 2008, the result of its operations, change in its net assets, cash flows and the financial highlights for the period November 30, 2007 (commencement of operations) through June 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2008

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   23

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	146	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	146	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	146
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	146	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	146	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	146	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	146	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

24   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	146	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	146	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	146	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	146	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	146
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (146 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   25

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

26   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$831.10	$10.06	2.21%
Hypothetical	1,000.00	1,013.87	11.07	2.21
Class C
Actual	1,000.00	829.00	12.23	2.69
Hypothetical	1,000.00	1,011.49	13.45	2.69
Class R5
Actual	1,000.00	832.50	8.02	1.76
Hypothetical	1,000.00	1,016.11	8.82	1.76
Select Class
Actual	1,000.00	831.90	8.88	1.95
Hypothetical	1,000.00	1,015.17	9.77	1.95

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   27

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividend Received Deductions (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended June 30, 2008.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
U.S. Large Cap Value Plus Fund	$6,795

28   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	AN-USLCVP-608

ANNUAL REPORT JUNE 30, 2008

JPMorgan Funds

Intrepid

Funds

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Plus Fund
    (formerly JPMorgan Intrepid Long/Short Fund)
JPMorgan Intrepid Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Intrepid America Fund	2
JPMorgan Intrepid Growth Fund	4
JPMorgan Intrepid Mid Cap Fund	6
JPMorgan Intrepid Multi Cap Fund	8
JPMorgan Intrepid Plus Fund (formerly Intrepid Long/Short Fund)	10
JPMorgan Intrepid Value Fund	12
Schedules of Portfolio Investments	14
Financial Statements	38
Financial Highlights	54
Notes to Financial Statements	66
Report of Independent Registered Public Accounting Firm	75
Trustees	76
Officers	78
Schedule of Shareholder Expenses	79
Tax Letter	82

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this annual report for the JPMorgan Intrepid Funds. Inside, you’ll find information detailing the performance of the Funds for the 12-month period ended June 30, 2008, along with a report from the portfolio managers.

“Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the 12 months, as negative news affected the financial markets and U.S. economy. For most of 2007, stock performance was generally healthy. But, late in the calendar year, problems in other segments of the economy — including fallout from the weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the stock market.

As these problems gained momentum, volatility increased and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth. The Fed launched an aggressive easing campaign in September 2007 that cut the fed funds target rate from 5.25% to 2.00% by the end of the reporting period.

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

Stock returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –13.12%, while large-, mid- and small-cap stocks returned –12.36%, –11.19% and –16.19%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   1

JPMorgan Intrepid America Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$3,468,921
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid America Fund, which seeks to provide long-term capital growth,* returned –13.42%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –12.36% return for the Russell 1000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Market volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds).

The Fund was negatively impacted by stock selection in the energy and consumer staples sectors. Within the energy sector, oil refiners saw their profit margins deteriorate due to record crude oil prices. Food product companies in the consumer staples sector were hurt by a combination of bad weather, supply constraints and rising commodity prices, which squeezed profit margins. In addition, food makers were unable to raise prices fast enough to keep up with the rising costs of wheat, corn, soybeans and fuel.

On the upside, performance was helped by stock selection in the industrial and materials sectors. Within the industrial sector, the Fund was aided by strong stock selection in the transportation industry. As diesel gas prices soared to all-time highs, railroads benefited from an increase in freight shipments due to their fuel efficiency. Performance in the materials sector was aided by a surge in steel and copper prices. The rally in metal prices was driven by voracious BRIC-country (Brazil, Russia, India and China) demand coupled with a tight supply chain.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund attempted to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.5%
2.	Microsoft Corp.	2.6
3.	Chevron Corp.	2.5
4.	AT&T, Inc.	2.4
5.	International Business Machines Corp.	2.2
6.	ConocoPhillips	2.1
7.	Pfizer, Inc.	1.9
8.	Johnson & Johnson	1.8
9.	Hewlett-Packard Co.	1.8
10.	McDonald’s Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	16.2%
Energy	15.4
Financials	13.4
Industrials	11.2
Health Care	10.5
Consumer Discretionary	9.3
Consumer Staples	8.6
Materials	5.0
Utilities	4.2
Telecommunication Services	3.3
Short-Term Investment	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(13.63)%	9.43%	12.17%
With Sales Charge*		(18.16)	8.25	11.04
CLASS C SHARES	2/19/05
Without CDSC		(14.02)	9.05	11.81
With CDSC**		(15.02)	9.05	11.81
CLASS R5 SHARES***	5/15/06	(13.23)	9.70	12.43
SELECT CLASS SHARES	2/28/03	(13.42)	9.60	12.34

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

***	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   3

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$2,226,305
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Growth Fund, which seeks to provide long-term capital growth,* returned –8.36%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –5.96% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Market volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds).

The Fund was negatively impacted by stock selection in the financial and consumer staples sectors. Within financials, concerns about the mortgage market and its effect on the availability of financing for companies, buyout firms and hedge funds hindered returns. Exposure to diversified financial companies, which came under pressure when problems in the sub-prime sector spread to higher-quality loans, was particularly detrimental. Performance in the consumer staples sector was hindered by ethanol producers that were impacted by massive flooding in the U.S. Midwest. The flooding caused irreparable damage to this year’s corn crop, the major raw material used to make ethanol.

On the upside, performance was helped by stock selection in the materials and industrial sectors. Performance in the materials sector was aided by a surge in steel and copper prices. The rally in metal prices was driven by voracious BRIC-country (Brazil, Russia, India and China) demand coupled with a tight supply chain. Within the industrial sector, the Fund was aided by strong stock selection in the transportation industry. As diesel gas prices soared to all-time highs, railroads benefited from an increase in freight shipments due to their fuel efficiency.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	4.1%
2.	International Business Machines Corp.	3.4
3.	Apple, Inc.	3.0
4.	Hewlett-Packard Co.	2.9
5.	Exxon Mobil Corp.	2.5
6.	Oracle Corp.	2.5
7.	Occidental Petroleum Corp.	2.3
8.	Gilead Sciences, Inc.	2.1
9.	McDonald’s Corp.	2.0
10.	Transocean, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	28.5%
Industrials	14.1
Energy	13.0
Health Care	12.2
Consumer Staples	11.3
Consumer Discretionary	8.2
Materials	4.7
Financials	4.2
Utilities	2.5
Telecommunication Services	0.6
Short-Term Investment	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(8.54)%	9.22%	11.36%
With Sales Charge*		(13.35)	8.05	10.24
CLASS C SHARES	2/19/05
Without CDSC		(9.03)	8.83	10.99
With CDSC**		(10.03)	8.83	10.99
CLASS R5 SHARES***	5/15/06	(8.15)	9.47	11.60
SELECT CLASS SHARES	2/28/03	(8.36)	9.39	11.52

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

***	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   5

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$646,142
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Mid Cap Fund, which seeks to provide long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations,* returned –12.83%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –11.19% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Market volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds).

The Fund was negatively impacted by stock selection in the healthcare and energy sectors. Results in the healthcare sector were hindered by managed care companies that have reported higher-than-expected medical costs and fewer-than-expected clients signing up for fully insured healthcare. The industry sold off due to concerns about deteriorating medical-cost ratios, or the percentage of premium revenue used to pay patient medical bills. Within the energy sector, oil refiners detracted from performance. Refiners convert raw crude oil into gasoline, diesel and jet fuel, and have seen their profit margins deteriorate as a result of record crude oil prices.

On the upside, performance was helped by stock selection in the materials and industrial sectors. Performance in the materials sector was aided by a surge in steel and copper prices. The rally in metal prices was driven by voracious BRIC-country (Brazil, Russia, India and China) demand coupled with a tight supply chain. Within the industrial sector, the Fund was aided by strong stock selection in the transportation industry. As diesel gas prices soared to all-time highs, railroads benefited from an increase in freight shipments due to their fuel efficiency.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Murphy Oil Corp.	1.0%
2.	Noble Energy, Inc.	0.9
3.	Edison International	0.9
4.	Cummins, Inc.	0.8
5.	ENSCO International, Inc.	0.8
6.	Xerox Corp.	0.8
7.	Cleveland-Cliffs, Inc.	0.8
8.	McDermott International, Inc.	0.8
9.	Assurant, Inc.	0.8
10.	Mirant Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	16.2%
Consumer Discretionary	14.1
Information Technology	13.4
Industrials	13.3
Energy	11.4
Utilities	8.8
Health Care	7.5
Materials	6.2
Consumer Staples	4.6
Telecommunication Services	2.4
Short-Term Investment	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

6   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/01/92
Without Sales Charge		(13.02)%	11.25%	6.67%
With Sales Charge*		(17.59)	10.05	6.09
CLASS B SHARES	9/23/96
Without CDSC		(13.55)	10.53	6.05
With CDSC**		(18.55)	10.26	6.05
CLASS C SHARES	3/22/99
Without CDSC		(13.53)	10.53	5.93
With CDSC***		(14.53)	10.53	5.93
SELECT CLASS SHARES	6/01/91	(12.83)	11.52	6.93
ULTRA SHARES	2/22/05	(12.63)	11.65	6.99

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Fund prior to March 22, 1999 reflect the performance of the Pegasus Mid Cap Opportunity Fund and its predecessor. Returns for Class C and Ultra Shares prior to their inception date are based on the performance of the Select Class Shares. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   7

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$21,670
Primary Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Multi Cap Fund, which seeks to provide long-term capital appreciation,* returned –17.67%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –12.69% return for the Russell 3000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Market volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds).

The Fund was negatively impacted by stock selection in the energy and healthcare sectors. Within the energy sector, oil refiners detracted from performance. Refiners convert raw crude oil into gasoline, diesel and jet fuel, and have seen their profit margins deteriorate as result of record crude oil prices. Results in the healthcare sector were hindered by managed care companies that have reported higher-than-expected medical costs and fewer-than-expected clients signing up for fully insured healthcare. The industry sold off due to concerns about deteriorating medical-cost ratios, or the percentage of premium revenue used to pay patient medical bills.

On the upside, performance was helped by stock selection in the material and industrial sectors. Performance in the materials sector was aided by a surge in steel and copper prices. The rally in metal prices was driven by voracious BRIC-country (Brazil, Russia, India and China) demand coupled with a tight supply chain. Within the industrial sector, the Fund was aided by strong stock selection in the transportation industry. As diesel gas prices soared to all-time highs, railroads benefited from an increase in freight shipments due to their fuel efficiency.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital appreciation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	National Oilwell Varco, Inc.	1.9%
2.	ConocoPhillips	1.8
3.	Exxon Mobil Corp.	1.7
4.	Chevron Corp.	1.7
5.	Occidental Petroleum Corp.	1.7
6.	Accenture Ltd., Class A, (Bermuda)	1.7
7.	Apache Corp.	1.6
8.	International Business Machines Corp.	1.6
9.	Hewlett-Packard Co.	1.6
10.	Oracle Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	15.7%
Energy	14.8
Financials	14.1
Industrials	11.9
Health Care	11.0
Consumer Staples	8.9
Consumer Discretionary	8.6
Materials	5.0
Utilities	4.3
Telecommunication Services	3.3
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

8   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(17.88)%	8.71%	11.67%
With Sales Charge*		(22.19)	7.54	10.55
CLASS C SHARES	2/19/05
Without CDSC		(18.31)	8.34	11.31
With CDSC**		(19.31)	8.34	11.31
SELECT CLASS SHARES	2/28/03	(17.67)	8.90	11.85

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   9

JPMorgan Intrepid Plus Fund
    (formerly JPMorgan Intrepid Long/Short Fund)

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 31, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$63,018
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Plus Fund, which seeks to provide long-term capital growth,* returned –14.87%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –12.36% return for the Russell 1000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Market volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds).

The Fund was negatively impacted by stock selection in the energy and healthcare sectors. Within the energy sector, oil refiners detracted from performance. Refiners convert raw crude oil into gasoline, diesel and jet fuel, and have seen their profit margins deteriorate as a result of record crude oil prices. Returns in the healthcare sector were hindered by managed care companies that reported higher-than-expected medical costs and fewer-than-expected clients signing up for fully insured healthcare. The industry sold off due to concerns about deteriorating medical-cost ratios, or the percentage of premium revenue used to pay patient medical bills.

On the upside, performance was helped by stock selection in the materials and information technology sectors. Performance in the materials sector was aided by a surge in steel and copper prices. The rally in metal prices was driven by voracious BRIC-country (Brazil, Russia, India and China) demand coupled with a tight supply chain. Within the information technology sector, strong stock selection in the technology hardware and equipment industries helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Accenture Ltd., Class A, (Bermuda)	1.2%
2.	AT&T, Inc.	1.2
3.	Oracle Corp.	1.2
4.	Hewlett-Packard Co.	1.1
5.	Microsoft Corp.	1.1
6.	Symantec Corp.	1.1
7.	International Business Machines Corp.	1.1
8.	Murphy Oil Corp.	1.1
9.	Occidental Petroleum Corp.	1.1
10.	McDonald’s Corp.	1.1

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	17.2%
Energy	13.9
Financials	13.2
Industrials	12.3
Health Care	10.7
Consumer Discretionary	9.1
Consumer Staples	9.0
Materials	5.6
Telecommunication Services	4.3
Utilities	4.1
Short-Term Investment	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of June 30, 2008. The Fund’s composition is subject to change.

10   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

TOP TEN SHORT POSITIONS OF THE PORTFOLIOˆ

1.	Sprint Nextel Corp.	3.2%
2.	Electronic Arts, Inc.	3.2
3.	Alcatel-Lucent ADR, (France)	3.1
4.	Motorola, Inc.	2.7
5.	Helix Energy Solutions Group, Inc.	1.8
6.	Exterran Holdings, Inc.	1.8
7.	BJ Services Co.	1.8
8.	GATX Corp.	1.7
9.	Pall Corp.	1.7
10.	Vertex Pharmaceuticals, Inc.	1.7

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTORˆ

Information Technology	23.0%
Industrials	14.4
Consumer Discretionary	12.1
Financials	9.9
Telecommunication Services	9.9
Health Care	8.0
Materials	7.6
Energy	6.9
Consumer Staples	5.9
Utilities	2.3

ˆ	Percentages indicated are based upon total short positions as of June 30, 2008. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		(15.08)%	0.72%
With Sales Charge*		(19.56)	(1.51)
CLASS C SHARES	1/31/06
Without CDSC		(15.52)	0.22
With CDSC**		(16.52)	0.22
SELECT CLASS SHARES	1/31/06	(14.87)	0.97

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Plus Fund, the Russell 1000 Index and the Lipper Long/Short Equity Funds Index from January 31, 2006 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Long/Short Equity Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   11

JPMorgan Intrepid Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$363,835
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Value Fund, which seeks to provide long-term capital appreciation,* returned –17.51%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –18.78% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Market volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equity stocks, high-yield bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds).

The Fund was positively impacted by stock selection in the financial and materials sectors. Within financials, an underweight in the banking industry aided results. Banks experienced continued difficulty due to turmoil in the credit markets and rising potential for a prolonged economic slowdown. Performance in the materials sector was aided by a surge in steel and copper prices. The rally in metal prices was driven by voracious BRIC-country (Brazil, Russia, India and China) demand coupled with a tight supply chain.

On the downside, performance was hurt by stock selection in the energy and healthcare sectors. Within the energy sector, oil refiners detracted from performance. Refiners convert raw crude oil into gasoline, diesel and jet fuel and have seen their profit margins deteriorate as result of record crude oil prices. Results in the healthcare sector were hindered by managed care companies that have reported higher-than-expected medical costs and fewer-than-expected clients signing up for fully insured healthcare. The industry sold off due to concerns about deteriorating medical-cost ratios, or the percentage of premium revenues used to pay patient medical bills.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital appreciation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	7.3%
2.	AT&T, Inc.	4.4
3.	Chevron Corp.	4.3
4.	ConocoPhillips	3.3
5.	Pfizer, Inc.	3.1
6.	Bank of America Corp.	2.4
7.	General Electric Co.	2.3
8.	Wells Fargo & Co.	1.9
9.	Eli Lilly & Co.	1.9
10.	U.S. Bancorp	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.5%
Energy	18.8
Health Care	10.2
Industrials	9.6
Consumer Discretionary	9.0
Consumer Staples	7.0
Utilities	6.1
Telecommunication Services	5.7
Materials	4.5
Information Technology	4.0
Short-Term Investment	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

12   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(17.70)%	10.45%	13.22%
With Sales Charge*		(22.02)	9.26	12.08
CLASS C SHARES	2/19/05
Without CDSC		(18.13)	10.07	12.85
With CDSC**		(19.13)	10.07	12.85
CLASS R5 SHARES***	5/15/06	(17.34)	10.72	13.48
SELECT CLASS SHARES	2/28/03	(17.51)	10.63	13.39

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

***	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
	Common Stocks — 97.1%
	Aerospace & Defense — 3.9%
511	General Dynamics Corp.	42,983
831	Honeywell International, Inc.	41,758
422	Lockheed Martin Corp.	41,605
267	TransDigm Group, Inc. (a)	8,952
		135,298
	Auto Components — 0.4%
227	Autoliv, Inc., (Sweden)	10,592
270	Lear Corp. (a)	3,829
		14,421
	Beverages — 0.4%
296	Pepsi Bottling Group, Inc.	8,276
236	PepsiAmericas, Inc.	4,662
		12,938
	Capital Markets — 5.0%
758	Bank of New York Mellon Corp. (The)	28,671
159	Eaton Vance Corp.	6,310
213	Federated Investors, Inc., Class B	7,338
214	Goldman Sachs Group, Inc. (The)	37,446
276	Invesco Ltd.	6,628
234	Investment Technology Group, Inc. (a)	7,826
165	Lehman Brothers Holdings, Inc.	3,271
562	Morgan Stanley	20,257
360	Northern Trust Corp.	24,651
338	State Street Corp.	21,641
363	TD AMERITRADE Holding Corp. (a)	6,570
226	Waddell & Reed Financial, Inc., Class A	7,909
		178,518
	Chemicals — 1.6%
231	Celanese Corp., Class A	10,547
62	CF Industries Holdings, Inc.	9,443
158	Mosaic Co. (The) (a)	22,805
225	Terra Industries, Inc.	11,119
		53,914
	Commercial Banks — 1.9%
224	Bank of Hawaii Corp.	10,683
973	Fulton Financial Corp.	9,778
1,615	U.S. Bancorp	45,040
		65,501
	Commercial Services & Supplies — 0.6%
291	Pitney Bowes, Inc.	9,920
192	Watson Wyatt Worldwide, Inc., Class A	10,149
		20,069
	Communications Equipment — 1.5%
187	CommScope, Inc. (a)	9,852
1,489	Corning, Inc.	34,330
189	Harris Corp.	9,548
		53,730
	Computers & Peripherals — 4.8%
1,390	Hewlett-Packard Co.	61,452
637	International Business Machines Corp.	75,538
701	QLogic Corp. (a)	10,222
504	Seagate Technology, (Cayman Islands)	9,642
275	Western Digital Corp. (a)	9,492
		166,346
	Consumer Finance — 0.2%
444	Discover Financial Services	5,841
	Diversified Financial Services — 1.0%
876	Bank of America Corp.	20,910
351	Citigroup, Inc.	5,886
280	Nasdaq OMX Group (The) (a)	7,437
		34,233
	Diversified Telecommunication Services — 3.3%
2,430	AT&T, Inc.	81,856
279	CenturyTel, Inc.	9,937
262	Embarq Corp.	12,366
903	Windstream Corp.	11,141
		115,300
	Electric Utilities — 2.6%
973	American Electric Power Co., Inc.	39,128
375	DPL, Inc.	9,879
815	Edison International	41,895
		90,902
	Electrical Equipment — 0.3%
396	GrafTech International Ltd. (a)	10,633
	Electronic Equipment & Instruments — 0.8%
747	Tyco Electronics Ltd., (Bermuda)	26,765
	Energy Equipment & Services — 2.4%
130	ENSCO International, Inc.	10,520
449	National Oilwell Varco, Inc. (a)	39,801
222	Transocean, Inc. (a)	33,815
		84,136
	Food & Staples Retailing — 2.0%
326	BJ’s Wholesale Club, Inc. (a)	12,632
1,146	CVS/Caremark Corp.	45,346

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — Continued
359	SUPERVALU, Inc.	11,090
		69,068
	Food Products — 0.3%
428	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	10,093
	Gas Utilities — 0.4%
176	Energen Corp.	13,710
	Health Care Providers & Services — 3.3%
809	Aetna, Inc.	32,785
308	AMERIGROUP Corp. (a)	6,402
595	Express Scripts, Inc. (a)	37,338
615	Medco Health Solutions, Inc. (a)	29,004
223	Owens & Minor, Inc.	10,193
		115,722
	Health Care Technology — 0.3%
448	IMS Health, Inc.	10,427
	Hotels, Restaurants & Leisure — 1.9%
269	Bally Technologies, Inc. (a)	9,099
981	McDonald’s Corp.	55,124
		64,223
	Household Durables — 0.2%
228	Tupperware Brands Corp.	7,799
	Household Products — 1.6%
195	Church & Dwight Co., Inc.	10,983
556	Kimberly-Clark Corp.	33,213
161	Procter & Gamble Co.	9,760
		53,956
	Industrial Conglomerates — 0.7%
191	McDermott International, Inc. (a)	11,840
124	Walter Industries, Inc.	13,531
		25,371
	Insurance — 3.4%
716	ACE Ltd., (Bermuda)	39,433
170	Assurant, Inc.	11,220
660	Chubb Corp. (The)	32,342
107	Loews Corp.	4,998
685	Travelers Cos., Inc. (The)	29,720
		117,713
	Internet & Catalog Retail — 0.6%
500	Expedia, Inc. (a)	9,190
104	priceline.com, Inc. (a)	12,042
		21,232
	Internet Software & Services — 0.6%
400	eBay, Inc. (a)	10,932
142	Sohu.com, Inc., (China) (a)	10,024
		20,956
	IT Services — 1.5%
1,033	Accenture Ltd., Class A, (Bermuda)	42,068
256	Hewitt Associates, Inc., Class A (a)	9,797
		51,865
	Life Sciences Tools & Services — 0.2%
131	Thermo Fisher Scientific, Inc. (a)	7,301
	Machinery — 3.9%
195	AGCO Corp. (a)	10,236
616	Caterpillar, Inc.	45,503
159	Cummins, Inc.	10,418
88	Deere & Co.	6,340
222	Gardner Denver, Inc. (a)	12,581
821	Illinois Tool Works, Inc.	38,991
134	Parker Hannifin Corp.	9,585
		133,654
	Marine — 0.3%
149	Genco Shipping & Trading Ltd.	9,741
	Media — 3.0%
563	DIRECTV Group, Inc. (The) (a)	14,598
349	DISH Network Corp., Class A (a)	10,225
257	Omnicom Group, Inc.	11,548
543	Viacom, Inc., Class B (a)	16,589
1,632	Walt Disney Co. (The)	50,902
		103,862
	Metals & Mining — 3.4%
161	AK Steel Holding Corp.	11,088
392	Freeport-McMoRan Copper & Gold, Inc.	45,892
543	Nucor Corp.	40,516
126	United States Steel Corp.	23,190
		120,686
	Multiline Retail — 0.3%
313	Big Lots, Inc. (a)	9,772
	Multi-Utilities — 1.2%
866	Dominion Resources, Inc.	41,107
	Oil, Gas & Consumable Fuels — 13.0%
313	Apache Corp.	43,465
887	Chevron Corp.	87,918
768	ConocoPhillips	72,510
1,770	Exxon Mobil Corp.	155,956

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
346	Murphy Oil Corp.	33,915
613	Occidental Petroleum Corp.	55,120
		448,884
	Personal Products — 0.3%
283	Herbalife Ltd., (Cayman Islands)	10,955
	Pharmaceuticals — 6.7%
1,038	Eli Lilly & Co.	47,909
990	Johnson & Johnson	63,703
835	Merck & Co., Inc.	31,452
380	Perrigo Co.	12,060
3,702	Pfizer, Inc.	64,679
598	Warner Chilcott Ltd., Class A, (Bermuda) (a)	10,128
		229,931
	Real Estate Investment Trusts (REITs) — 1.6%
687	Annaly Capital Management, Inc.	10,652
328	Hospitality Properties Trust	8,020
672	ProLogis	36,546
		55,218
	Road & Rail — 1.5%
697	CSX Corp.	43,766
137	Norfolk Southern Corp.	8,586
		52,352
	Semiconductors & Semiconductor Equipment — 2.2%
307	Altera Corp.	6,351
640	Amkor Technology, Inc. (a)	6,659
616	Integrated Device Technology, Inc. (a)	6,120
608	Intel Corp.	13,049
393	MEMC Electronic Materials, Inc. (a)	24,180
311	National Semiconductor Corp.	6,388
389	NVIDIA Corp. (a)	7,276
764	ON Semiconductor Corp. (a)	7,004
		77,027
	Software — 4.8%
338	BMC Software, Inc. (a)	12,150
3,250	Microsoft Corp.	89,405
2,562	Oracle Corp. (a)	53,796
365	Sybase, Inc. (a)	10,738
		166,089
	Specialty Retail — 1.9%
396	Aeropostale, Inc. (a)	12,397
91	AutoZone, Inc. (a)	10,976
237	GameStop Corp., Class A (a)	9,579
621	Gap, Inc. (The)	10,350
277	Ross Stores, Inc.	9,825
419	TJX Cos., Inc.	13,183
		66,310
	Textiles, Apparel & Luxury Goods — 1.0%
360	Hanesbrands, Inc. (a)	9,760
411	Nike, Inc., Class B	24,517
		34,277
	Thrifts & Mortgage Finance — 0.3%
511	Washington Federal, Inc.	9,256
	Tobacco — 4.0%
1,924	Altria Group, Inc.	39,562
241	Lorillard, Inc. (a)	16,654
1,079	Philip Morris International, Inc.	53,291
681	Reynolds American, Inc.	31,773
		141,280
	Total Long-Term Investments (Cost $3,139,444)	3,368,382
Short-Term Investment — 2.9%
	Investment Company — 2.9%
100,082	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $100,082)	100,082
	Total Investments — 100.0% (Cost $3,239,526)	3,468,464
	Other Assets in Excess of Liabilities — 0.0% (g)	457
	NET ASSETS — 100.0%	$3,468,921

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
255	S&P 500 Index	September, 2008	$81,670	$(2,283)

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.6%
	Common Stocks — 99.6%
	Aerospace & Defense — 4.5%
243	General Dynamics Corp.	20,477
685	Honeywell International, Inc.	34,452
372	Lockheed Martin Corp.	36,693
119	Precision Castparts Corp.	11,439
		103,061
	Auto Components — 0.3%
133	Autoliv, Inc., (Sweden)	6,182
	Beverages — 1.3%
96	Central European Distribution Corp. (a)	7,126
210	Coca-Cola Co. (The)	10,889
122	Molson Coors Brewing Co., Class B	6,645
183	Pepsi Bottling Group, Inc.	5,098
		29,758
	Biotechnology — 3.7%
505	Biogen Idec, Inc. (a)	28,202
880	Gilead Sciences, Inc. (a)	46,591
178	OSI Pharmaceuticals, Inc. (a)	7,351
		82,144
	Capital Markets — 2.7%
51	BlackRock, Inc.	8,974
92	Investment Technology Group, Inc. (a)	3,085
239	Northern Trust Corp.	16,388
297	State Street Corp.	18,980
371	TD AMERITRADE Holding Corp. (a)	6,710
139	Waddell & Reed Financial, Inc., Class A	4,880
		59,017
	Chemicals — 2.9%
158	Celanese Corp., Class A	7,233
52	CF Industries Holdings, Inc.	8,007
255	Mosaic Co. (The) (a)	36,898
150	Rockwood Holdings, Inc. (a)	5,220
133	Terra Industries, Inc.	6,578
		63,936
	Commercial Services & Supplies — 0.9%
100	Brink’s Co. (The)	6,535
104	FTI Consulting, Inc. (a)	7,100
124	Watson Wyatt Worldwide, Inc., Class A	6,569
		20,204
	Communications Equipment — 1.7%
1,355	Corning, Inc.	31,230
136	Harris Corp.	6,867
		38,097
	Computers & Peripherals — 9.5%
407	Apple, Inc. (a)	68,115
1,451	Hewlett-Packard Co.	64,140
639	International Business Machines Corp.	75,692
173	Western Digital Corp. (a)	5,970
		213,917
	Construction & Engineering — 1.0%
115	Fluor Corp.	21,388
	Containers & Packaging — 0.2%
122	Owens-Illinois, Inc. (a)	5,070
	Diversified Consumer Services — 0.3%
114	DeVry, Inc.	6,107
	Diversified Financial Services — 0.1%
110	Nasdaq OMX Group (The) (a)	2,926
	Diversified Telecommunication Services — 0.6%
156	Embarq Corp.	7,374
533	Windstream Corp.	6,582
		13,956
	Electric Utilities — 0.9%
251	DPL, Inc.	6,611
261	Edison International	13,395
		20,006
	Electrical Equipment — 0.4%
293	GrafTech International Ltd. (a)	7,861
	Electronic Equipment & Instruments — 1.1%
21	Mettler-Toledo International, Inc. (a)	1,960
626	Tyco Electronics Ltd., (Bermuda)	22,413
		24,373
	Energy Equipment & Services — 2.2%
83	ENSCO International, Inc.	6,669
271	Transocean, Inc. (a)	41,359
		48,028
	Food & Staples Retailing — 3.0%
178	BJ’s Wholesale Club, Inc. (a)	6,881
968	CVS/Caremark Corp.	38,312
366	Wal-Mart Stores, Inc.	20,580
		65,773

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food Products — 1.8%
228	Bunge Ltd.	24,575
39	Corn Products International, Inc.	1,896
299	Flowers Foods, Inc.	8,485
257	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	6,048
		41,004
	Gas Utilities — 1.0%
112	Energen Corp.	8,709
115	National Fuel Gas Co.	6,864
106	Questar Corp.	7,544
		23,117
	Health Care Equipment & Supplies — 1.7%
609	Baxter International, Inc.	38,920
	Health Care Providers & Services — 3.5%
490	Express Scripts, Inc. (a)	30,708
77	Laboratory Corp. of America Holdings (a)	5,375
726	Medco Health Solutions, Inc. (a)	34,258
143	Owens & Minor, Inc.	6,511
		76,852
	Hotels, Restaurants & Leisure — 2.3%
181	Bally Technologies, Inc. (a)	6,104
804	McDonald’s Corp.	45,205
		51,309
	Household Products — 1.8%
135	Church & Dwight Co., Inc.	7,602
458	Colgate-Palmolive Co.	31,620
		39,222
	Industrial Conglomerates — 0.8%
133	McDermott International, Inc. (a)	8,219
85	Walter Industries, Inc.	9,202
		17,421
	Insurance — 0.8%
107	Assurant, Inc.	7,064
86	Chubb Corp. (The)	4,215
135	StanCorp Financial Group, Inc.	6,321
		17,600
	Internet & Catalog Retail — 0.3%
65	priceline.com, Inc. (a)	7,516
	Internet Software & Services — 0.3%
86	Sohu.com, Inc., (China) (a)	6,023
	IT Services — 4.1%
983	Accenture Ltd., Class A, (Bermuda)	40,044
182	Hewitt Associates, Inc., Class A (a)	6,968
119	MasterCard, Inc., Class A	31,544
538	Western Union Co. (The)	13,287
		91,843
	Life Sciences Tools & Services — 1.6%
177	Applera Corp. — Applied Biosystems Group	5,929
519	Thermo Fisher Scientific, Inc. (a)	28,902
		34,831
	Machinery — 3.6%
122	AGCO Corp. (a)	6,405
473	Caterpillar, Inc.	34,909
124	Cummins, Inc.	8,138
12	Deere & Co.	863
54	Flowserve Corp.	7,436
129	Gardner Denver, Inc. (a)	7,310
100	Joy Global, Inc.	7,591
101	Parker Hannifin Corp.	7,182
		79,834
	Marine — 0.5%
85	Genco Shipping & Trading Ltd.	5,562
121	Kirby Corp. (a)	5,788
		11,350
	Media — 2.3%
566	DIRECTV Group, Inc. (The) (a)	14,670
201	Marvel Entertainment, Inc. (a)	6,444
967	Walt Disney Co. (The)	30,177
		51,291
	Metals & Mining — 1.6%
78	Cleveland-Cliffs, Inc.	9,344
225	Freeport-McMoRan Copper & Gold, Inc.	26,325
		35,669
	Multi-Utilities — 0.6%
267	Dominion Resources, Inc.	12,670
	Oil, Gas & Consumable Fuels — 10.8%
73	Alpha Natural Resources, Inc. (a)	7,613
194	Apache Corp.	26,952
275	Chevron Corp.	27,271
290	ConocoPhillips	27,326
93	Encore Acquisition Co. (a)	6,978
631	Exxon Mobil Corp.	55,600
122	Murphy Oil Corp.	11,942
203	Noble Energy, Inc.	20,404
568	Occidental Petroleum Corp.	51,005

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
117	W&T Offshore, Inc.	6,822
		241,913
	Personal Products — 1.0%
437	Avon Products, Inc.	15,744
176	Herbalife Ltd., (Cayman Islands)	6,801
		22,545
	Pharmaceuticals — 1.8%
484	Eli Lilly & Co.	22,318
105	Johnson & Johnson	6,775
216	Perrigo Co.	6,856
274	Warner Chilcott Ltd., Class A, (Bermuda) (a)	4,651
		40,600
	Real Estate Investment Trusts (REITs) — 0.7%
414	Annaly Capital Management, Inc.	6,415
200	Hospitality Properties Trust	4,899
74	ProLogis	4,022
		15,336
	Road & Rail — 2.4%
496	CSX Corp.	31,159
265	Norfolk Southern Corp.	16,608
78	Ryder System, Inc.	5,380
		53,147
	Semiconductors & Semiconductor Equipment — 3.9%
206	Altera Corp.	4,266
584	Amkor Technology, Inc. (a)	6,075
176	Broadcom Corp., Class A (a)	4,811
373	Integrated Device Technology, Inc. (a)	3,706
1,241	Intel Corp.	26,645
137	Linear Technology Corp.	4,446
256	MEMC Electronic Materials, Inc. (a)	15,773
202	National Semiconductor Corp.	4,149
210	NVIDIA Corp. (a)	3,940
489	ON Semiconductor Corp. (a)	4,488
339	Texas Instruments, Inc.	9,538
		87,837
	Software — 7.9%
258	Activision, Inc. (a)	8,780
3,293	Microsoft Corp.	90,584
2,611	Oracle Corp. (a)	54,829
212	Sybase, Inc. (a)	6,226
787	Symantec Corp. (a)	15,236
		175,655
	Specialty Retail — 1.9%
247	Aeropostale, Inc. (a)	7,749
63	AutoZone, Inc. (a)	7,575
150	GameStop Corp., Class A (a)	6,076
406	Gap, Inc. (The)	6,765
183	Ross Stores, Inc.	6,482
222	TJX Cos., Inc.	6,986
		41,633
	Textiles, Apparel & Luxury Goods — 0.9%
335	Nike, Inc., Class B	19,969
	Tobacco — 2.4%
719	Altria Group, Inc.	14,776
719	Philip Morris International, Inc.	35,497
50	Reynolds American, Inc.	2,332
		52,605
	Total Long-Term Investments (Cost $2,048,804)	2,219,516
Short-Term Investment — 0.7%
	Investment Company — 0.7%
14,558	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $14,558)	14,558
	Total Investments — 100.3% (Cost $2,063,362)	2,234,074
	Liabilities in Excess of Other Assets — (0.3)%	(7,769)
	NET ASSETS — 100.0%	$2,226,305

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.1%
	Common Stocks — 100.1%
	Aerospace & Defense — 1.6%
85	Goodrich Corp.	4,029
26	L-3 Communications Holdings, Inc.	2,326
35	Northrop Grumman Corp.	2,355
51	TransDigm Group, Inc. (a) (c)	1,700
		10,410
	Auto Components — 1.2%
80	Autoliv, Inc., (Sweden)	3,735
59	BorgWarner, Inc.	2,596
81	Lear Corp. (a)	1,144
		7,475
	Beverages — 1.0%
55	Coca-Cola Enterprises, Inc.	955
137	Pepsi Bottling Group, Inc.	3,833
92	PepsiAmericas, Inc.	1,816
		6,604
	Building Products — 0.3%
66	Lennox International, Inc.	1,917
	Capital Markets — 2.8%
81	Apollo Investment Corp. (c)	1,154
39	Eaton Vance Corp. (c)	1,547
93	Federated Investors, Inc., Class B	3,191
169	Invesco Ltd.	4,047
51	Investment Technology Group, Inc. (a)	1,703
111	Raymond James Financial, Inc.	2,940
180	TD AMERITRADE Holding Corp. (a)	3,249
		17,831
	Chemicals — 1.7%
82	Celanese Corp., Class A	3,730
25	CF Industries Holdings, Inc.	3,759
76	Terra Industries, Inc.	3,726
		11,215
	Commercial Banks — 1.8%
95	BancorpSouth, Inc. (c)	1,665
56	Bank of Hawaii Corp.	2,662
71	BOK Financial Corp. (c)	3,790
184	Fulton Financial Corp.	1,848
124	TCF Financial Corp.	1,487
		11,452
	Commercial Services & Supplies — 1.9%
200	Allied Waste Industries, Inc. (a)	2,523
55	Manpower, Inc.	3,192
161	R.R. Donnelley & Sons Co.	4,786
38	Watson Wyatt Worldwide, Inc., Class A (c)	2,005
		12,506
	Communications Equipment — 1.3%
74	CommScope, Inc. (a)	3,916
87	Harris Corp.	4,372
		8,288
	Computers & Peripherals — 1.5%
153	QLogic Corp. (a)	2,235
158	Seagate Technology, (Cayman Islands)	3,023
129	Western Digital Corp. (a)	4,444
		9,702
	Consumer Finance — 0.5%
257	Discover Financial Services	3,379
	Containers & Packaging — 0.8%
23	Greif, Inc., Class A (c)	1,441
88	Owens-Illinois, Inc. (a)	3,673
		5,114
	Diversified Consumer Services — 1.3%
66	DeVry, Inc.	3,561
9	Strayer Education, Inc.	1,944
77	Weight Watchers International, Inc. (c)	2,756
		8,261
	Diversified Financial Services — 0.5%
114	Nasdaq OMX Group (The) (a)	3,024
	Diversified Telecommunication Services — 2.4%
108	CenturyTel, Inc.	3,833
96	Embarq Corp.	4,547
705	Qwest Communications International, Inc.	2,769
369	Windstream Corp.	4,551
		15,700
	Electric Utilities — 1.9%
95	DPL, Inc. (c)	2,496
110	Edison International	5,662
162	Pepco Holdings, Inc.	4,150
		12,308
	Electrical Equipment — 1.4%
45	Acuity Brands, Inc. (c)	2,149
55	Brady Corp., Class A	1,899
92	GrafTech International Ltd. (a)	2,464
60	Hubbell, Inc., Class B	2,376
		8,888

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electronic Equipment & Instruments — 0.7%
137	Arrow Electronics, Inc. (a)	4,209
	Energy Equipment & Services — 4.3%
66	ENSCO International, Inc.	5,297
43	FMC Technologies, Inc. (a)	3,300
63	Helmerich & Payne, Inc.	4,508
37	National Oilwell Varco, Inc. (a)	3,293
49	Oil States International, Inc. (a)	3,134
136	Patterson-UTI Energy, Inc.	4,887
41	Unit Corp. (a)	3,435
		27,854
	Food & Staples Retailing — 0.4%
70	BJ’s Wholesale Club, Inc. (a)	2,705
	Food Products — 0.6%
91	Flowers Foods, Inc. (c)	2,575
68	Fresh Del Monte Produce, Inc., (Cayman Islands) (a) (c)	1,598
		4,173
	Gas Utilities — 2.6%
94	Atmos Energy Corp.	2,589
56	Energen Corp.	4,335
70	National Fuel Gas Co.	4,187
68	ONEOK, Inc.	3,335
30	Questar Corp.	2,145
		16,591
	Health Care — 0.6%
94	Ventas, Inc.	4,014
	Health Care Equipment & Supplies — 0.4%
61	Kinetic Concepts, Inc. (a) (c)	2,435
	Health Care Providers & Services — 4.4%
65	Aetna, Inc.	2,651
57	AMERIGROUP Corp. (a) (c)	1,181
140	Cigna Corp.	4,949
51	Express Scripts, Inc. (a)	3,192
65	Laboratory Corp. of America Holdings (a)	4,512
30	Medco Health Solutions, Inc. (a)	1,392
99	Omnicare, Inc.	2,593
100	Patterson Cos., Inc. (a)	2,927
97	Quest Diagnostics, Inc.	4,721
		28,118
	Hotels, Restaurants & Leisure — 1.7%
58	Bally Technologies, Inc. (a)	1,964
109	Burger King Holdings, Inc.	2,907
128	Darden Restaurants, Inc.	4,094
55	International Speedway Corp., Class A	2,131
		11,096
	Household Durables — 1.3%
2	Garmin Ltd., (Cayman Islands) (c)	69
50	Snap-On, Inc.	2,616
91	Stanley Works (The)	4,088
53	Tupperware Brands Corp.	1,814
		8,587
	Household Products — 0.5%
61	Church & Dwight Co., Inc.	3,420
	Independent Power Producers & Energy Traders — 0.8%
127	Mirant Corp. (a) (c)	4,976
	Industrial Conglomerates — 1.5%
83	McDermott International, Inc. (a)	5,130
42	Walter Industries, Inc.	4,547
		9,677
	Insurance — 4.9%
56	Allied World Assurance Co. Holdings Ltd., (Bermuda)	2,231
47	American Financial Group, Inc.	1,260
60	Arch Capital Group Ltd., (Bermuda) (a)	3,953
81	Aspen Insurance Holdings Ltd., (Bermuda)	1,927
76	Assurant, Inc.	5,000
119	Axis Capital Holdings Ltd., (Bermuda)	3,553
72	Endurance Specialty Holdings Ltd., (Bermuda) (c)	2,226
54	PartnerRe Ltd., (Bermuda)	3,733
62	Platinum Underwriters Holdings Ltd., (Bermuda)	2,006
51	RenaissanceRe Holdings Ltd., (Bermuda)	2,287
48	StanCorp Financial Group, Inc.	2,240
27	Transatlantic Holdings, Inc.	1,530
		31,946
	Internet & Catalog Retail — 1.1%
195	Expedia, Inc. (a)	3,575
28	priceline.com, Inc. (a)	3,221
		6,796
	IT Services — 3.3%
74	Accenture Ltd., (Bermuda), Class A	2,997
83	Affiliated Computer Services, Inc., Class A (a)	4,434
74	Alliance Data Systems Corp. (a)	4,196
113	Broadridge Financial Solutions, Inc.	2,372

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — Continued
104	Hewitt Associates, Inc., Class A (a)	3,975
12	MasterCard, Inc., Class A	3,107
		21,081
	Leisure Equipment & Products — 0.7%
120	Hasbro, Inc.	4,301
	Life Sciences Tools & Services — 1.1%
137	Applera Corp. - Applied Biosystems Group	4,587
49	Thermo Fisher Scientific, Inc. (a)	2,753
		7,340
	Machinery — 5.1%
76	AGCO Corp. (a) (c)	4,004
81	Cummins, Inc.	5,300
57	Eaton Corp.	4,835
51	Gardner Denver, Inc. (a)	2,908
34	Lincoln Electric Holdings, Inc.	2,636
111	Manitowoc Co., Inc. (The)	3,617
68	Parker Hannifin Corp.	4,839
35	SPX Corp.	4,545
		32,684
	Marine — 0.6%
26	Genco Shipping & Trading Ltd.	1,695
49	Kirby Corp. (a)	2,371
		4,066
	Media — 2.3%
80	CBS Corp., Class B	1,555
79	DreamWorks Animation SKG, Inc., Class A (a)	2,340
45	E.W. Scripps Co., Class A	1,869
93	Interactive Data Corp.	2,327
57	Marvel Entertainment, Inc. (a)	1,838
61	Omnicom Group, Inc.	2,757
86	Viacom, Inc., Class B (a)	2,623
		15,309
	Metals & Mining — 3.8%
68	AK Steel Holding Corp.	4,657
43	Cleveland-Cliffs, Inc.	5,148
55	Reliance Steel & Aluminum Co.	4,271
25	Schnitzer Steel Industries, Inc.	2,831
111	Steel Dynamics, Inc.	4,325
18	United States Steel Corp.	3,234
		24,466
	Multiline Retail — 0.4%
76	Big Lots, Inc. (a) (c)	2,377
	Multi-Utilities — 3.7%
116	Alliant Energy Corp.	3,981
262	CenterPoint Energy, Inc.	4,197
63	Dominion Resources, Inc.	2,973
48	DTE Energy Co.	2,041
132	MDU Resources Group, Inc.	4,602
69	SCANA Corp.	2,564
188	TECO Energy, Inc.	4,029
		24,387
	Office Electronics — 0.8%
381	Xerox Corp.	5,170
	Oil, Gas & Consumable Fuels — 7.4%
21	Apache Corp.	2,919
40	Berry Petroleum Co., Class A	2,379
61	Cimarex Energy Co. (c)	4,257
47	Encore Acquisition Co. (a)	3,496
61	Forest Oil Corp. (a)	4,507
56	Frontline Ltd., (Bermuda) (c)	3,880
74	Mariner Energy, Inc. (a)	2,743
46	Massey Energy Co.	4,331
65	Murphy Oil Corp. (c)	6,393
62	Noble Energy, Inc.	6,205
62	W&T Offshore, Inc.	3,604
26	Whiting Petroleum Corp. (a)	2,758
		47,472
	Personal Products — 0.4%
63	Herbalife Ltd., (Cayman Islands) (c)	2,453
	Pharmaceuticals — 1.8%
104	Endo Pharmaceuticals Holdings, Inc. (a)	2,518
87	Perrigo Co.	2,764
240	Warner Chilcott Ltd., Class A, (Bermuda) (a) (c)	4,068
87	Watson Pharmaceuticals, Inc. (a)	2,350
		11,700
	Real Estate Investment Trusts (REITs) — 4.3%
80	AMB Property Corp. (c)	4,051
294	Annaly Capital Management, Inc.	4,565
88	Health Care REIT, Inc.	3,912
91	Hospitality Properties Trust	2,221
48	Kimco Realty Corp.	1,667
98	Nationwide Health Properties, Inc. (c)	3,070
90	ProLogis	4,897
74	Realty Income Corp. (c)	1,673
97	Senior Housing Properties Trust (c)	1,900
		27,956

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Management & Development — 0.3%
31	Jones Lang LaSalle, Inc.	1,890
	Road & Rail — 1.2%
53	CSX Corp.	3,335
65	Ryder System, Inc.	4,505
		7,840
	Semiconductors & Semiconductor Equipment — 3.3%
146	Amkor Technology, Inc. (a) (c)	1,515
143	Integrated Device Technology, Inc. (a)	1,422
72	Intersil Corp., Class A	1,741
50	Linear Technology Corp. (c)	1,642
76	MEMC Electronic Materials, Inc. (a)	4,682
165	National Semiconductor Corp.	3,391
359	ON Semiconductor Corp. (a) (c)	3,294
162	Xilinx, Inc.	4,101
		21,788
	Software — 2.8%
122	BMC Software, Inc. (a)	4,398
231	Cadence Design Systems, Inc. (a)	2,334
251	Compuware Corp. (a)	2,398
116	Parametric Technology Corp. (a)	1,925
69	Sybase, Inc. (a)	2,040
159	Symantec Corp. (a)	3,084
87	Synopsys, Inc. (a)	2,090
		18,269
	Specialty Retail — 3.5%
73	Advance Auto Parts, Inc.	2,823
80	Aeropostale, Inc. (a)	2,500
39	AutoZone, Inc. (a)	4,720
77	GameStop Corp., Class A (a)	3,127
261	Gap, Inc. (The)	4,351
109	Penske Auto Group, Inc. (c)	1,602
112	Ross Stores, Inc.	3,968
		23,091
	Textiles, Apparel & Luxury Goods — 1.0%
70	Fossil, Inc. (a) (c)	2,029
75	Hanesbrands, Inc. (a)	2,027
48	Warnaco Group, Inc. (The) (a)	2,133
		6,189
	Thrifts & Mortgage Finance — 0.8%
193	New York Community Bancorp, Inc.	3,443
99	Washington Federal, Inc. (c)	1,790
		5,233
	Tobacco — 1.8%
68	Lorillard, Inc. (a)	4,681
37	Reynolds American, Inc.	1,745
85	UST, Inc.	4,626
		11,052
	Total Long-Term Investments (Cost $611,638)	646,785
Short-Term Investment — 2.1%
	Investment Company — 2.1%
13,793	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $13,793)	13,793

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 7.6%
	Certificate of Deposit — 0.4%
2,500	Calyon, New York, VAR, 2.15%, 03/15/10	2,469

	Corporate Notes — 5.4%
4,000	Anglo Irish Bank Corp. plc, (Ireland), VAR, 2.49%, 09/05/08	4,000
4,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	4,000
4,000	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10	3,986
5,000	General Electric Capital Corp., VAR, 2.15%, 03/12/10	4,900
4,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08 (e)	4,000
4,500	Monumental Global Funding III, VAR, 2.69%, 05/24/10	4,422
5,000	National Rural Utilities Cooperative Finance Corp., VAR, 2.47%, 09/04/08	5,000
5,000	Pricoa Global Funding I, VAR, 2.48%, 08/27/08 (e)	5,000
		35,308
	Repurchase Agreements — 1.8%
6,330	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $6,330, collateralized by U.S. Government Agency Mortgages	6,330
5,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $5,000, collateralized by U.S. Government Agency Mortgages	5,000
		11,330

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
Total Investments of Cash Collateral for Securities on Loan (Cost $49,330)	49,107
Total Investments — 109.8% (Cost $674,761)	709,685
Liabilities in Excess of Other Assets — (9.8)%	(63,543)
NET ASSETS — 100.0%	$646,142

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.7%
	Aerospace & Defense — 4.4%
4	General Dynamics Corp.	312
3	Lockheed Martin Corp.	315
1	Precision Castparts Corp.	116
3	Raytheon Co.	189
		932
	Auto Components — 0.3%
1	Autoliv, Inc., (Sweden)	37
2	Lear Corp. (a)	24
		61
	Beverages — 1.2%
6	Pepsi Bottling Group, Inc.	153
6	PepsiAmericas, Inc.	115
		268
	Capital Markets — 4.3%
4	Ares Capital Corp.	36
4	Bank of New York Mellon Corp. (The)	166
1	FCStone Group, Inc. (a)	34
1	Federated Investors, Inc., Class B	45
1	Goldman Sachs Group, Inc. (The)	183
3	Knight Capital Group, Inc., Class A (a)	49
3	Northern Trust Corp.	171
3	State Street Corp.	160
5	TD AMERITRADE Holding Corp. (a)	89
		933
	Chemicals — 1.3%
2	Celanese Corp., Class A	87
1	CF Industries Holdings, Inc.	92
2	Terra Industries, Inc.	103
		282
	Commercial Banks — 2.5%
3	Bank of Hawaii Corp.	134
13	Fulton Financial Corp.	127
3	National Penn Bancshares, Inc.	35
7	U.S. Bancorp	200
2	United Bancshares, Inc.	39
		535
	Commercial Services & Supplies — 0.6%
3	Allied Waste Industries, Inc. (a)	40
1	R.R. Donnelley & Sons Co.	43
1	Watson Wyatt Worldwide, Inc., Class A	53
		136
	Communications Equipment — 1.4%
4	CommScope, Inc. (a)	185
2	Harris Corp.	116
		301
	Computers & Peripherals — 5.3%
8	Hewlett-Packard Co.	338
3	International Business Machines Corp.	345
12	QLogic Corp. (a)	169
6	Seagate Technology, (Cayman Islands)	121
5	Western Digital Corp. (a)	174
		1,147
	Construction & Engineering — 0.2%
1	Perini Corp. (a)	46
	Consumer Finance — 0.2%
1	Cash America International, Inc.	40
	Diversified Consumer Services — 0.7%
2	DeVry, Inc.	80
2	Weight Watchers International, Inc.	75
		155
	Diversified Financial Services — 1.3%
7	Bank of America Corp.	163
1	Interactive Brokers Group, Inc. (a)	45
3	Nasdaq OMX Group (The) (a)	74
		282
	Diversified Telecommunication Services — 3.2%
9	AT&T, Inc.	287
5	CenturyTel, Inc.	167
4	Embarq Corp.	199
4	Windstream Corp.	51
		704
	Electric Utilities — 2.5%
3	DPL, Inc.	84
4	Edison International	227
2	FirstEnergy Corp.	165
2	Portland General Electric Co.	47
		523
	Electrical Equipment — 0.7%
5	GrafTech International Ltd. (a)	142
	Energy Equipment & Services — 4.2%
2	ENSCO International, Inc.	186
5	National Oilwell Varco, Inc. (a)	416
2	Transocean, Inc. (a)	305
		907

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 2.0%
4	BJ’s Wholesale Club, Inc. (a)	170
3	CVS/Caremark Corp.	111
5	SUPERVALU, Inc.	142
		423
	Food Products — 0.7%
3	Darling International, Inc. (a)	48
5	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	106
		154
	Gas Utilities — 0.5%
1	Energen Corp.	113
	Health Care Equipment & Supplies — 0.6%
4	Kinetic Concepts, Inc. (a)	140
	Health Care Providers & Services — 2.5%
6	Aetna, Inc.	233
2	AMERIGROUP Corp. (a)	37
3	Cigna Corp.	117
1	Owens & Minor, Inc.	46
3	WellCare Health Plans, Inc. (a)	101
		534
	Health Care Technology — 0.6%
6	IMS Health, Inc.	128
	Hotels, Restaurants & Leisure — 1.0%
4	McDonald’s Corp.	222
	Household Durables — 0.2%
2	Tupperware Brands Corp.	51
	Household Products — 0.8%
3	Church & Dwight Co., Inc.	180
	Independent Power Producers & Energy Traders — 0.4%
2	Mirant Corp. (a)	90
	Industrial Conglomerates — 0.7%
1	Walter Industries, Inc.	152
	Insurance — 3.8%
4	ACE Ltd., (Bermuda)	195
2	Allied World Assurance Co. Holdings Ltd., (Bermuda)	79
1	Assurant, Inc.	73
5	Chubb Corp. (The)	220
2	MetLife, Inc.	98
4	Travelers Cos., Inc. (The)	161
		826
	Internet & Catalog Retail — 0.7%
4	Expedia, Inc. (a)	75
1	priceline.com, Inc. (a)	81
		156
	Internet Software & Services — 0.2%
5	EarthLink, Inc. (a)	39
	IT Services — 2.9%
9	Accenture Ltd., Class A, (Bermuda)	366
3	Computer Sciences Corp. (a)	131
4	Hewitt Associates, Inc., Class A (a)	142
		639
	Leisure Equipment & Products — 0.2%
1	Hasbro, Inc.	41
	Life Sciences Tools & Services — 0.8%
5	Applera Corp. — Applied Biosystems Group	167
	Machinery — 3.4%
3	AGCO Corp. (a)	131
2	Caterpillar, Inc.	118
2	Cummins, Inc.	131
2	Eaton Corp.	149
3	Manitowoc Co., Inc. (The)	98
2	Parker Hannifin Corp.	119
		746
	Marine — 0.7%
1	Genco Shipping & Trading Ltd.	65
2	Kirby Corp. (a)	82
		147
	Media — 2.6%
4	Omnicom Group, Inc.	171
2	Scholastic Corp. (a)	46
5	Viacom, Inc., Class B (a)	147
6	Walt Disney Co. (The)	190
		554
	Metals & Mining — 3.7%
1	AK Steel Holding Corp.	48
1	Cleveland-Cliffs, Inc.	119
2	Freeport-McMoRan Copper & Gold, Inc.	244
1	Southern Copper Corp.	123
3	Steel Dynamics, Inc.	105
1	United States Steel Corp.	157
		796

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 0.9%
2	Dominion Resources, Inc.	114
4	TECO Energy, Inc.	88
		202
	Office Electronics — 0.2%
3	Xerox Corp.	41
	Oil, Gas & Consumable Fuels — 10.6%
3	Apache Corp.	348
4	Chevron Corp.	372
4	ConocoPhillips	387
4	Exxon Mobil Corp.	379
3	Frontline Ltd., (Bermuda)	209
4	Occidental Petroleum Corp.	368
1	Stone Energy Corp. (a)	53
3	W&T Offshore, Inc.	187
		2,303
	Personal Products — 1.5%
4	Avon Products, Inc.	126
1	Chattem, Inc. (a)	46
4	Herbalife Ltd., (Cayman Islands)	158
		330
	Pharmaceuticals — 6.5%
5	Eli Lilly & Co.	249
3	Endo Pharmaceuticals Holdings, Inc. (a)	60
3	Johnson & Johnson	180
6	Merck & Co., Inc.	226
5	Perrigo Co.	162
13	Pfizer, Inc.	223
11	Warner Chilcott Ltd., Class A, (Bermuda) (a)	180
5	Watson Pharmaceuticals, Inc. (a)	139
		1,419
	Real Estate Investment Trusts (REITs) — 1.8%
3	Annaly Capital Management, Inc.	43
2	Hospitality Properties Trust	42
2	National Retail Properties, Inc.	48
3	Omega Healthcare Investors, Inc.	42
4	ProLogis	217
		392
	Road & Rail — 1.3%
3	CSX Corp.	189
2	Norfolk Southern Corp.	100
		289
	Semiconductors & Semiconductor Equipment — 2.2%
4	Amkor Technology, Inc. (a)	39
4	Integrated Device Technology, Inc. (a)	43
5	Intel Corp.	101
1	MEMC Electronic Materials, Inc. (a)	46
2	National Semiconductor Corp.	39
2	NVIDIA Corp. (a)	39
3	OmniVision Technologies, Inc. (a)	31
5	ON Semiconductor Corp. (a)	44
3	Semtech Corp. (a)	38
6	Skyworks Solutions, Inc. (a)	57
		477
	Software — 3.6%
4	BMC Software, Inc. (a)	135
16	Oracle Corp. (a)	337
4	Sybase, Inc. (a)	132
9	Symantec Corp. (a)	168
		772
	Specialty Retail — 2.0%
3	Aeropostale, Inc. (a)	88
1	AutoZone, Inc. (a)	97
2	GameStop Corp., Class A (a)	81
10	Gap, Inc. (The)	163
		429
	Textiles, Apparel & Luxury Goods — 0.9%
1	Hanesbrands, Inc. (a)	35
2	Nike, Inc., Class B	126
1	Warnaco Group, Inc. (The) (a)	44
		205
	Thrifts & Mortgage Finance — 0.2%
3	Washington Federal, Inc.	51
	Tobacco — 2.7%
3	Altria Group, Inc.	59
2	Lorillard, Inc. (a)	169
3	Philip Morris International, Inc.	141
4	Reynolds American, Inc.	206
		575
	Total Long-Term Investments (Cost $19,613)	21,177

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   27

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.4%
	Investment Company — 2.4%
520	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $520)	520
	Total Investments — 100.1% (Cost $20,133)	21,697
	Liabilities in Excess of Other Assets — (0.1)%	(27)
	NET ASSETS — 100.0%	$21,670

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

JPMorgan Intrepid Plus Fund
    (formerly JPMorgan Intrepid Long/Short Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 124.4% (j)
Long-Term Investments — 123.7%
	Common Stocks — 123.7%
	Aerospace & Defense — 4.6%
9	General Dynamics Corp.	749
5	Goodrich Corp.	228
13	Honeywell International, Inc.	639
7	Lockheed Martin Corp.	710
5	Raytheon Co.	269
9	TransDigm Group, Inc. (a)	312
		2,907
	Auto Components — 0.7%
3	Autoliv, Inc., (Sweden)	126
3	BorgWarner, Inc.	129
5	Lear Corp. (a)	64
6	TRW Automotive Holdings Corp. (a)	103
		422
	Beverages — 0.7%
17	Pepsi Bottling Group, Inc.	469
	Building Products — 0.5%
10	Lennox International, Inc.	290
	Capital Markets — 4.8%
6	Bank of New York Mellon Corp. (The)	216
7	Federated Investors, Inc., Class B	251
2	Goldman Sachs Group, Inc. (The)	367
11	Invesco Ltd.	254
5	Investment Technology Group, Inc. (a)	174
3	Lehman Brothers Holdings, Inc.	56
5	Morgan Stanley	162
5	Northern Trust Corp.	364
11	Raymond James Financial, Inc.	277
6	State Street Corp.	352
15	TD AMERITRADE Holding Corp. (a)	264
8	Waddell & Reed Financial, Inc., Class A	273
		3,010
	Chemicals — 2.1%
6	Celanese Corp., Class A	273
2	CF Industries Holdings, Inc.	306
3	Mosaic Co. (The) (a)	434
6	Terra Industries, Inc.	301
		1,314
	Commercial Banks — 2.6%
5	Bank of Hawaii Corp.	249
19	BB&T Corp.	439
5	BOK Financial Corp.	273
24	Fulton Financial Corp.	239
17	U.S. Bancorp	466
		1,666
	Commercial Services & Supplies — 0.8%
2	Manpower, Inc.	122
4	Pitney Bowes, Inc.	119
4	R.R. Donnelley & Sons Co.	113
2	Watson Wyatt Worldwide, Inc., Class A	127
		481
	Communications Equipment — 2.8%
10	CommScope, Inc. (a)	538
34	Corning, Inc.	777
9	Harris Corp.	463
		1,778
	Computers & Peripherals — 5.9%
20	Hewlett-Packard Co.	901
7	International Business Machines Corp.	859
14	Lexmark International, Inc., Class A (a)	461
34	QLogic Corp. (a)	498
25	Seagate Technology, (Cayman Islands)	484
15	Western Digital Corp. (a)	514
		3,717
	Construction & Engineering — 0.5%
11	EMCOR Group, Inc. (a)	311
	Consumer Finance — 0.3%
5	Capital One Financial Corp.	171
	Containers & Packaging — 0.3%
5	Owens-Illinois, Inc. (a)	208
	Diversified Consumer Services — 0.4%
3	DeVry, Inc.	134
3	Weight Watchers International, Inc.	93
		227
	Diversified Financial Services — 1.2%
19	Bank of America Corp.	449
8	Citigroup, Inc.	130
7	Nasdaq OMX Group (The) (a)	194
		773
	Diversified Telecommunication Services — 5.4%
29	AT&T, Inc.	965
16	CenturyTel, Inc.	562
12	Embarq Corp.	553
122	Qwest Communications International, Inc.	480

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   29

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
10	Verizon Communications, Inc.	365
40	Windstream Corp.	489
		3,414
	Electric Utilities — 2.0%
12	American Electric Power Co., Inc.	487
9	DPL, Inc.	245
10	Edison International	519
		1,251
	Electrical Equipment — 1.6%
7	Acuity Brands, Inc.	356
16	GrafTech International Ltd. (a)	437
6	Hubbell, Inc., Class B	227
		1,020
	Energy Equipment & Services — 4.1%
7	ENSCO International, Inc.	600
9	Helmerich & Payne, Inc.	612
9	Oil States International, Inc. (a)	596
5	Transocean, Inc. (a)	762
		2,570
	Food & Staples Retailing — 2.6%
14	BJ’s Wholesale Club, Inc. (a)	523
18	CVS/Caremark Corp.	720
13	SUPERVALU, Inc.	386
		1,629
	Food Products — 2.4%
8	Archer-Daniels-Midland Co.	273
2	Bunge Ltd.	226
13	Corn Products International, Inc.	624
16	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	387
		1,510
	Gas Utilities — 0.9%
10	Atmos Energy Corp.	267
4	Energen Corp.	320
		587
	Health Care Equipment & Supplies — 0.8%
7	Hospira, Inc. (a)	265
7	Kinetic Concepts, Inc. (a)	259
		524
	Health Care Providers & Services — 3.3%
12	Aetna, Inc.	482
7	AMERIGROUP Corp. (a)	142
6	Cigna Corp.	205
8	Express Scripts, Inc. (a)	470
6	Medco Health Solutions, Inc. (a)	269
5	Owens & Minor, Inc.	247
5	Quest Diagnostics, Inc.	252
		2,067
	Health Care Technology — 0.4%
11	IMS Health, Inc.	259
	Hotels, Restaurants & Leisure — 1.7%
4	Bally Technologies, Inc. (a)	125
4	Darden Restaurants, Inc.	121
15	McDonald’s Corp.	838
		1,084
	Household Durables — 0.6%
1	Garmin Ltd., (Cayman Islands)	21
2	Snap-On, Inc.	115
3	Stanley Works (The)	112
3	Tupperware Brands Corp.	116
		364
	Household Products — 1.2%
9	Church & Dwight Co., Inc.	524
4	Procter & Gamble Co.	249
		773
	Industrial Conglomerates — 0.8%
5	Walter Industries, Inc.	489
	Insurance — 5.5%
9	ACE Ltd., (Bermuda)	472
6	Allied World Assurance Co. Holdings Ltd., (Bermuda)	234
4	Arch Capital Group Ltd., (Bermuda) (a)	252
9	Aspen Insurance Holdings Ltd., (Bermuda)	220
4	Assurant, Inc.	264
7	Axis Capital Holdings Ltd., (Bermuda)	203
10	Chubb Corp. (The)	485
7	Endurance Specialty Holdings Ltd., (Bermuda)	200
5	MetLife, Inc.	248
3	PartnerRe Ltd., (Bermuda)	228
5	StanCorp Financial Group, Inc.	230
10	Travelers Cos., Inc. (The)	443
		3,479

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 0.7%
12	Expedia, Inc. (a)	221
2	priceline.com, Inc. (a)	231
		452
	IT Services — 3.6%
24	Accenture Ltd., Class A, (Bermuda)	973
7	Affiliated Computer Services, Inc., Class A (a)	396
5	Alliance Data Systems Corp. (a)	294
11	Broadridge Financial Solutions, Inc.	240
9	Hewitt Associates, Inc., Class A (a)	357
		2,260
	Leisure Equipment & Products — 0.2%
4	Hasbro, Inc.	132
	Life Sciences Tools & Services — 1.5%
16	Applera Corp. - Applied Biosystems Group	522
11	Invitrogen Corp. (a)	440
		962
	Machinery — 4.7%
7	AGCO Corp. (a)	377
10	Caterpillar, Inc.	701
6	Cummins, Inc.	367
5	Eaton Corp.	391
8	Gardner Denver, Inc. (a)	437
10	Manitowoc Co., Inc. (The)	319
5	Parker Hannifin Corp.	349
		2,941
	Marine — 0.4%
2	Genco Shipping & Trading Ltd.	117
3	Kirby Corp. (a)	125
		242
	Media — 3.0%
16	CBS Corp., Class B	310
14	DIRECTV Group, Inc. (The) (a)	371
4	DreamWorks Animation SKG, Inc., Class A (a)	125
8	Omnicom Group, Inc.	368
10	Viacom, Inc., Class B (a)	302
13	Walt Disney Co. (The)	393
		1,869
	Metals & Mining — 4.5%
4	AK Steel Holding Corp.	262
3	Cleveland-Cliffs, Inc.	298
4	Freeport-McMoRan Copper & Gold, Inc.	501
7	Nucor Corp.	500
4	Reliance Steel & Aluminum Co.	301
2	Schnitzer Steel Industries, Inc.	172
7	Steel Dynamics, Inc.	274
3	United States Steel Corp.	554
		2,862
	Multiline Retail — 0.4%
8	Big Lots, Inc. (a)	241
	Multi-Utilities — 2.1%
12	Dominion Resources, Inc.	579
8	MDU Resources Group, Inc.	286
6	SCANA Corp.	237
12	TECO Energy, Inc.	254
		1,356
	Office Electronics — 0.7%
32	Xerox Corp.	438
	Oil, Gas & Consumable Fuels — 13.2%
6	Apache Corp.	765
8	Chevron Corp.	763
9	ConocoPhillips	802
6	Devon Energy Corp.	769
9	Exxon Mobil Corp.	804
8	Frontline Ltd., (Bermuda)	565
6	Hess Corp.	770
9	Murphy Oil Corp.	853
8	Noble Energy, Inc.	774
9	Occidental Petroleum Corp.	845
10	W&T Offshore, Inc.	585
		8,295
	Personal Products — 0.8%
14	Herbalife Ltd., (Cayman Islands)	527
	Pharmaceuticals — 7.2%
15	Eli Lilly & Co.	679
21	Endo Pharmaceuticals Holdings, Inc. (a)	508
11	Johnson & Johnson	733
12	Merck & Co., Inc.	448
16	Perrigo Co.	505
43	Pfizer, Inc.	754
31	Warner Chilcott Ltd., (Bermuda), Class A (a)	520
15	Watson Pharmaceuticals, Inc. (a)	408
		4,555
	Real Estate Investment Trusts (REITs) — 1.7%
8	Annaly Capital Management, Inc.	123
3	Health Care REIT, Inc.	120
5	Hospitality Properties Trust	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   31

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
11	ProLogis	592
6	Senior Housing Properties Trust	111
		1,058
	Road & Rail — 1.6%
7	CSX Corp.	414
7	Norfolk Southern Corp.	439
2	Ryder System, Inc.	138
		991
	Semiconductors & Semiconductor Equipment — 2.4%
13	Amkor Technology, Inc. (a)	133
6	Applied Materials, Inc.	120
11	Integrated Device Technology, Inc. (a)	108
12	Intel Corp.	260
7	MEMC Electronic Materials, Inc. (a)	425
6	NVIDIA Corp. (a)	121
13	ON Semiconductor Corp. (a)	121
8	Texas Instruments, Inc.	231
		1,519
	Software — 6.0%
10	BMC Software, Inc. (a)	364
32	Microsoft Corp.	875
46	Oracle Corp. (a)	956
22	Parametric Technology Corp. (a)	358
13	Sybase, Inc. (a)	380
45	Symantec Corp. (a)	863
		3,796
	Specialty Retail — 2.7%
2	Abercrombie & Fitch Co., Class A	144
10	Aeropostale, Inc. (a)	298
3	AutoZone, Inc. (a)	303
5	GameStop Corp., Class A (a)	206
14	Gap, Inc. (The)	238
7	Ross Stores, Inc.	242
9	TJX Cos., Inc.	286
		1,717
	Textiles, Apparel & Luxury Goods — 1.1%
4	Fossil, Inc. (a)	111
4	Hanesbrands, Inc. (a)	100
6	Nike, Inc., Class B	334
3	Warnaco Group, Inc. (The) (a)	123
		668
	Thrifts & Mortgage Finance — 0.3%
12	Washington Federal, Inc.	214
	Tobacco — 3.4%
14	Altria Group, Inc.	278
7	Lorillard, Inc. (a)	456
14	Philip Morris International, Inc.	667
16	Reynolds American, Inc.	726
		2,127
	Total Long-Term Investments (Cost $74,886)	77,986
Short-Term Investment — 0.7%
	Investment Company — 0.7%
432	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $432)	432
	Total Long Positions — 124.4% (Cost $75,318)	78,418
	Liabilities in Excess of Other Assets — (24.4)%	(15,400)
	NET ASSETS — 100.0%	$63,018
Short Positions — 24.4%
	Common Stocks — 24.4%
	Aerospace & Defense — 0.6%
11	Hexcel Corp. (a)	220
10	Spirit Aerosystems Holdings, Inc., Class A (a)	184
		404
	Automobiles — 0.1%
6	General Motors Corp.	64
	Biotechnology — 1.0%
7	Amylin Pharmaceuticals, Inc.(a)	180
6	ImClone Systems, Inc. (a)	227
8	Vertex Pharmaceuticals, Inc. (a)	259
		666
	Building Products — 1.1%
14	Masco Corp.	220
11	Owens Corning, Inc. (a)	246
8	USG Corp. (a)	225
		691
	Chemicals — 0.3%
4	Cabot Corp.	100
16	Chemtura Corp.	90
		190
	Commercial Services & Supplies — 0.1%
2	Corporate Executive Board Co. (The)	84

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Communications Equipment — 2.2%
78	Alcatel-Lucent ADR, (France) (a)	469
9	F5 Networks, Inc. (a)	259
56	Motorola, Inc.	415
50	Tellabs, Inc. (a)	231
		1,374
	Computers & Peripherals — 0.3%
9	SanDisk Corp. (a)	176
	Construction & Engineering — 0.4%
8	Quanta Services, Inc. (a)	256
	Construction Materials — 0.2%
2	Vulcan Materials Co.	114
	Containers & Packaging — 0.4%
5	Packaging Corp. of America	110
6	Sealed Air Corp.	108
15	Smurfit-Stone Container Corp. (a)	61
		279
	Diversified Telecommunication Services — 0.5%
68	Level 3 Communications, Inc. (a)	201
7	tw telecom, inc. (a)	117
		318
	Energy Equipment & Services — 1.3%
9	BJ Services Co.	271
4	Exterran Holdings, Inc. (a)	272
7	Helix Energy Solutions Group, Inc. (a)	283
		826
	Food & Staples Retailing — 0.1%
62	Rite Aid Corp. (a)	99
	Food Products — 1.3%
8	Campbell Soup Co.	251
11	Dean Foods Co. (a)	223
6	Hershey Co. (The)	197
7	Smithfield Foods, Inc. (a)	131
		802
	Health Care Equipment & Supplies — 0.3%
4	Immucor, Inc. (a)	108
3	ResMed, Inc. (a)	111
		219
	Health Care Providers & Services — 0.2%
5	Brookdale Senior Living, Inc.	106
	Hotels, Restaurants & Leisure — 0.7%
5	Las Vegas Sands Corp. (a)	213
3	MGM Mirage (a)	102
7	Starbucks Corp. (a)	110
		425
	Household Durables — 0.5%
8	D.R. Horton, Inc.	85
3	Harman International Industries, Inc.	132
8	Pulte Homes, Inc.	78
		295
	Independent Power Producers & Energy Traders — 0.4%
7	AES Corp. (The) (a)	135
14	Dynegy, Inc., Class A (a)	123
		258
	Insurance — 1.6%
8	American International Group, Inc.	198
6	Arthur J. Gallagher & Co.	133
11	Conseco, Inc. (a)	112
9	Fidelity National Financial, Inc., Class A	116
4	First American Corp.	113
5	Marsh & McLennan Cos., Inc.	144
10	Old Republic International Corp.	114
4	XL Capital Ltd., Class A, (Bermuda)	84
		1,014
	Internet & Catalog Retail — 0.2%
8	Liberty Media Corp. - Interactive, Class A (a)	121
	Internet Software & Services — 0.4%
7	Akamai Technologies, Inc. (a)	254
	IT Services — 0.9%
7	Cognizant Technology Solutions Corp., Class A (a)	237
2	DST Systems, Inc. (a)	121
9	Iron Mountain, Inc. (a)	235
		593
	Leisure Equipment & Products — 0.2%
7	Eastman Kodak Co.	104
	Machinery — 0.8%
7	Pall Corp.	266
7	Trinity Industries, Inc.	243
		509
	Media — 0.4%
5	Cablevision Systems Corp., Class A (a)	115
7	Clear Channel Outdoor Holdings, Inc., Class A (a)	121
		236

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   33

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
	Metals & Mining — 0.4%
2	Allegheny Technologies, Inc.	118
8	Titanium Metals Corp.	112
		230
	Multiline Retail — 0.6%
4	J.C. Penney Co., Inc.	127
3	Kohl’s Corp. (a)	132
4	Nordstrom, Inc.	127
		386
	Oil, Gas & Consumable Fuels — 0.4%
10	Frontier Oil Corp.	232
	Paper & Forest Products — 0.6%
5	International Paper Co.	119
5	MeadWestvaco Corp.	122
2	Weyerhaeuser Co.	114
		355
	Pharmaceuticals — 0.4%
5	Allergan, Inc.	239
	Real Estate Investment Trusts (REITs) — 0.2%
5	UDR, Inc.	121
	Real Estate Management & Development — 0.1%
3	Forest City Enterprises, Inc., Class A	87
	Semiconductors & Semiconductor Equipment — 0.2%
10	Advanced Micro Devices, Inc. (a)	61
14	Micron Technology, Inc. (a)	83
		144
	Software — 1.6%
11	Electronic Arts, Inc. (a)	486
41	Novell, Inc. (a)	243
12	Red Hat, Inc. (a)	257
		986
	Specialty Retail — 0.4%
9	Lowe’s Cos., Inc.	182
2	Williams-Sonoma, Inc.	48
		230
	Thrifts & Mortgage Finance — 0.5%
5	Fannie Mae	102
6	Freddie Mac	95
14	Sovereign Bancorp, Inc.	103
		300
	Trading Companies & Distributors — 0.4%
6	GATX Corp.	266
	Water Utilities — 0.2%
6	Aqua America, Inc.	101
	Wireless Telecommunication Services — 1.9%
13	MetroPCS Communications, Inc. (a)	236
5	NII Holdings, Inc. (a)	242
51	Sprint Nextel Corp.	488
4	U.S. Cellular Corp. (a)	238
		1,204
	Total Short Positions — 24.4% (Proceeds $18,954)	$15,358

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 99.5%
	Aerospace & Defense — 3.2%
36	Boeing Co.	2,366
32	General Dynamics Corp.	2,669
56	Honeywell International, Inc.	2,816
9	L-3 Communications Holdings, Inc.	791
31	Lockheed Martin Corp.	3,016
		11,658
	Auto Components — 0.8%
25	Autoliv, Inc., (Sweden)	1,161
44	Lear Corp. (a)	628
56	TRW Automotive Holdings Corp. (a)	1,042
		2,831
	Beverages — 0.9%
61	Constellation Brands, Inc., Class A (a)	1,214
37	Pepsi Bottling Group, Inc.	1,025
52	PepsiAmericas, Inc.	1,034
		3,273
	Building Products — 0.2%
27	Lennox International, Inc.	773
	Capital Markets — 5.2%
14	Ameriprise Financial, Inc.	586
46	Apollo Investment Corp.	663
27	Bank of New York Mellon Corp. (The)	1,037
23	Franklin Resources, Inc.	2,080
33	Goldman Sachs Group, Inc. (The)	5,702
30	Invesco Ltd.	719
37	Lehman Brothers Holdings, Inc.	723
90	Morgan Stanley	3,235
32	Raymond James Financial, Inc.	842
34	State Street Corp.	2,150
64	TD AMERITRADE Holding Corp. (a)	1,163
		18,900
	Chemicals — 0.6%
25	Celanese Corp., Class A	1,123
7	CF Industries Holdings, Inc.	993
		2,116
	Commercial Banks — 5.4%
116	BB&T Corp.	2,634
60	PNC Financial Services Group, Inc.	3,405
241	U.S. Bancorp	6,727
299	Wells Fargo & Co.	7,094
		19,860
	Commercial Services & Supplies — 0.9%
19	Manpower, Inc.	1,083
32	Pitney Bowes, Inc.	1,094
34	R.R. Donnelley & Sons Co.	1,004
		3,181
	Computers & Peripherals — 1.9%
86	Hewlett-Packard Co.	3,789
28	International Business Machines Corp.	3,366
		7,155
	Consumer Finance — 1.0%
74	Capital One Financial Corp.	2,798
52	Discover Financial Services	689
		3,487
	Diversified Financial Services — 3.5%
364	Bank of America Corp.	8,690
209	Citigroup, Inc.	3,496
23	Nasdaq OMX Group (The) (a)	613
		12,799
	Diversified Telecommunication Services — 5.8%
472	AT&T, Inc.	15,900
35	CenturyTel, Inc.	1,249
29	Embarq Corp.	1,379
287	Qwest Communications International, Inc.	1,129
103	Windstream Corp.	1,269
		20,926
	Electric Utilities — 3.4%
134	American Electric Power Co., Inc.	5,399
42	DPL, Inc.	1,116
116	Edison International	5,950
		12,465
	Electrical Equipment — 0.2%
32	GrafTech International Ltd. (a)	864
	Energy Equipment & Services — 1.0%
25	Transocean, Inc. (a)	3,734
	Food & Staples Retailing — 1.1%
33	BJ’s Wholesale Club, Inc. (a)	1,262
36	SUPERVALU, Inc.	1,124
29	Wal-Mart Stores, Inc.	1,624
		4,010
	Food Products — 0.3%
46	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	1,082

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   35

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 0.3%
30	Kinetic Concepts, Inc. (a)	1,181
	Health Care Providers & Services — 1.9%
118	Aetna, Inc.	4,775
31	Cigna Corp.	1,079
45	Omnicare, Inc.	1,169
		7,023
	Hotels, Restaurants & Leisure — 0.7%
44	Darden Restaurants, Inc.	1,390
18	McDonald’s Corp.	992
		2,382
	Household Durables — 0.8%
11	Snap-On, Inc.	593
28	Stanley Works (The)	1,246
29	Tupperware Brands Corp.	1,006
		2,845
	Household Products — 1.1%
13	Energizer Holdings, Inc. (a)	928
51	Kimberly-Clark Corp.	3,073
		4,001
	Industrial Conglomerates — 2.5%
307	General Electric Co.	8,192
8	Walter Industries, Inc.	848
		9,040
	Insurance — 6.6%
108	ACE Ltd., (Bermuda)	5,933
20	Allied World Assurance Co. Holdings Ltd., (Bermuda)	808
19	Arch Capital Group Ltd., (Bermuda) (a)	1,234
122	Chubb Corp. (The)	5,973
34	Endurance Specialty Holdings Ltd., (Bermuda)	1,038
17	Hartford Financial Services Group, Inc.	1,085
52	Loews Corp.	2,421
137	Travelers Cos., Inc. (The)	5,950
		24,442
	Internet & Catalog Retail — 0.3%
56	Expedia, Inc. (a)	1,035
	IT Services — 0.3%
22	Computer Sciences Corp. (a)	1,021
	Leisure Equipment & Products — 0.4%
39	Hasbro, Inc.	1,379
	Machinery — 1.7%
51	Caterpillar, Inc.	3,772
9	Eaton Corp.	748
15	Gardner Denver, Inc. (a)	858
11	Parker Hannifin Corp.	770
		6,148
	Marine — 0.3%
16	Genco Shipping & Trading Ltd.	1,063
	Media — 3.9%
56	CBS Corp., Class B	1,088
38	DISH Network Corp., Class A (a)	1,107
54	Omnicom Group, Inc.	2,406
122	Viacom, Inc., Class B (a)	3,737
203	Walt Disney Co. (The)	6,326
		14,664
	Metals & Mining — 3.9%
57	Freeport-McMoRan Copper & Gold, Inc.	6,633
14	Nucor Corp.	1,068
39	Southern Copper Corp.	4,143
13	United States Steel Corp.	2,476
		14,320
	Multi-Utilities — 2.7%
35	Alliant Energy Corp.	1,189
81	CenterPoint Energy, Inc.	1,297
127	Dominion Resources, Inc.	6,012
28	DTE Energy Co.	1,171
		9,669
	Office Electronics — 0.2%
54	Xerox Corp.	728
	Oil, Gas & Consumable Fuels — 17.8%
34	Apache Corp.	4,712
156	Chevron Corp.	15,494
128	ConocoPhillips	12,044
303	Exxon Mobil Corp.	26,669
21	Marathon Oil Corp.	1,094
42	Occidental Petroleum Corp.	3,774
19	W&T Offshore, Inc.	1,094
		64,881
	Personal Products — 0.7%
31	Herbalife Ltd., (Cayman Islands)	1,201
40	NBTY, Inc. (a)	1,292
		2,493
	Pharmaceuticals — 8.0%
147	Eli Lilly & Co.	6,776
49	Endo Pharmaceuticals Holdings, Inc. (a)	1,178

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
73	Johnson & Johnson	4,690
102	Merck & Co., Inc.	3,834
636	Pfizer, Inc.	11,112
70	Warner Chilcott Ltd., Class A, (Bermuda) (a)	1,185
		28,775
	Real Estate Investment Trusts (REITs) — 2.2%
71	Annaly Capital Management, Inc.	1,103
42	Hospitality Properties Trust	1,020
94	ProLogis	5,082
36	Senior Housing Properties Trust	697
		7,902
	Real Estate Management & Development — 0.3%
16	Jones Lang LaSalle, Inc.	981
	Road & Rail — 0.6%
23	Con-way, Inc.	1,087
15	Norfolk Southern Corp.	965
		2,052
	Semiconductors & Semiconductor Equipment — 0.5%
91	Amkor Technology, Inc. (a)	952
83	ON Semiconductor Corp. (a)	757
		1,709
	Software — 1.1%
104	Cadence Design Systems, Inc. (a)	1,050
77	Oracle Corp. (a)	1,613
40	Sybase, Inc. (a)	1,175
		3,838
	Specialty Retail — 1.8%
12	AutoZone, Inc. (a)	1,391
29	Best Buy Co., Inc.	1,129
65	Gap, Inc. (The)	1,084
80	RadioShack Corp.	987
20	Sherwin-Williams Co. (The)	914
38	TJX Cos., Inc.	1,208
		6,713
	Textiles, Apparel & Luxury Goods — 0.3%
39	Hanesbrands, Inc. (a)	1,067
	Thrifts & Mortgage Finance — 0.3%
55	Washington Federal, Inc.	996
	Tobacco — 2.9%
119	Altria Group, Inc.	2,454
16	Lorillard, Inc. (a)	1,099
63	Philip Morris International, Inc.	3,104
84	Reynolds American, Inc.	3,934
		10,591
	Total Long-Term Investments (Cost $380,011)	362,053
Short-Term Investment — 0.6%
	Investment Company — 0.6%
2,011	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $2,011)	2,011
	Total Investments — 100.1% (Cost $382,022)	364,064
	Liabilities in Excess of Other Assets — (0.1)%	(229)
	NET ASSETS — 100.0%	$363,835

Percentages indicated are based on net assets.

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisers Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(j)—	All or a portion of these securities are segregated for short sales.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   37

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$3,368,382	$2,219,516	$695,892
Investments in affiliates, at value	100,082	14,558	13,793
Total investment securities, at value	3,468,464	2,234,074	709,685
Cash	3	8	36
Deposits with broker for futures	5,760	—	—
Receivables:
Investment securities sold	41,698	29,640	—
Fund shares sold	1,163	939	929
Interest and dividends	5,678	2,081	830
Variation margin on futures contracts	30	—	—
Total Assets	3,522,796	2,266,742	711,480

LIABILITIES:
Payables:
Dividends	—	—	707
Investment securities purchased	46,967	36,069	—
Collateral for securities lending program	—	—	49,330
Fund shares redeemed	3,571	2,246	14,496
Accrued liabilities:
Investment advisory fees	1,936	1,238	370
Administration fees	330	178	10
Shareholder servicing fees	626	354	92
Distribution fees	39	53	75
Custodian and accounting fees	66	38	15
Trustees’ and Chief Compliance Officer’s fees	5	2	3
Other	335	259	240
Total Liabilities	53,875	40,437	65,338
Net Assets	$3,468,921	$2,226,305	$646,142

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$3,162,129	$2,159,358	$602,888
Accumulated undistributed (distributions in excess of) net investment income	17,889	3,057	(503)
Accumulated net realized gains (losses)	62,248	(106,822)	8,833
Net unrealized appreciation (depreciation)	226,655	170,712	34,924
Total Net Assets	$3,468,921	$2,226,305	$646,142

Net Assets:
Class A	$106,108	$112,249	$190,093
Class B	—	—	22,749
Class C	24,579	45,171	31,298
Class R5 (a)	128,967	154,884	—
Select Class	3,209,267	1,914,001	391,384
Ultra	—	—	10,618
Total	$3,468,921	$2,226,305	$646,142

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,363	5,096	13,211
Class B	—	—	1,735
Class C	1,020	2,078	2,385
Class R5 (a)	5,273	6,991	—
Select Class	131,131	86,407	26,383
Ultra	—	—	715

Net Asset Value:
Class A — Redemption price per share	$24.32	$22.03	$14.39
Class B — Offering price per share (b)	—	—	13.11
Class C — Offering price per share (b)	24.09	21.73	13.12
Class R5 (a) — Offering and redemption price per share	24.46	22.15	—
Select Class — Offering and redemption price per share	24.47	22.15	14.83
Ultra — Offering and redemption price per share	—	—	14.84
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.67	$23.25	$15.19

Cost of investments in non-affiliates	$3,139,444	$2,048,804	$660,968
Cost of investments in affiliates	100,082	14,558	13,793
Value of securities on loan	—	—	47,951

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Plus Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$21,177		$77,986	$362,053
Investments in affiliates, at value	520		432	2,011
Total investment securities, at value	21,697		78,418	364,064
Cash	2		3	32
Receivables:
Investment securities sold	—		—	9,412
Fund shares sold	55		—	568
Interest and dividends	28		87	584
Total Assets	21,782		78,508	374,660

LIABILITIES:
Payables:
Dividends	—		—	190
Dividends for securities sold short	—		10	—
Investment securities purchased	—		—	8,425
Securities sold short, at value	—		15,358	—
Fund shares redeemed	54		—	1,767
Accrued liabilities:
Investment advisory fees	1		55	170
Administration fees	—	(c)	4	6
Shareholder servicing fees	—		—	61
Distribution fees	5		1	74
Custodian and accounting fees	8		4	9
Trustees’ and Chief Compliance Officer’s fees	—	(c)	1	—	(c)
Other	44		57	123
Total Liabilities	112		15,490	10,825
Net Assets	$21,670		$63,018	$363,835

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Intrepid Multi Cap Fund	Intrepid Plus Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$23,441	$62,736	$418,141
Accumulated undistributed (distributions in excess of) net investment income	56	39	92
Accumulated net realized gains (losses)	(3,391)	(6,453)	(36,440)
Net unrealized appreciation (depreciation)	1,564	6,696	(17,958)
Total Net Assets	$21,670	$63,018	$363,835

Net Assets:
Class A	$11,456	$1,506	$162,876
Class C	4,904	388	58,298
Class R5 (a)	—	—	11,733
Select Class	5,310	61,124	130,928
Total	$21,670	$63,018	$363,835

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	576	99	6,935
Class C	250	26	2,495
Class R5 (a)	—	—	498
Select Class	266	3,984	5,563

Net Asset Value:
Class A — Redemption price per share	$19.88	$15.26	$23.48
Class C — Offering price per share (b)	19.65	15.08	23.37
Class R5 (a) — Offering and redemption price per share	—	—	23.54
Select Class — Offering and redemption price per share	19.97	15.34	23.54
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$20.98	$16.11	$24.78

Cost of investments in non-affiliates	$19,613	$74,886	$380,011
Cost of investments in affiliates	520	432	2,011
Proceeds from securities sold short	—	18,954	—

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Redemption price for Class C Shares varies based on the length of time the shares are held.

(c)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   41

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Dividend income	$86,632	$29,886	$11,068
Dividend income from affiliates (a)	2,506	1,804	408
Interest income	—	— (c)	—
Income from securities lending (net)	—	—	685
Total investment income	89,138	31,690	12,161

EXPENSES:
Investment advisory fees	30,549	15,617	5,426
Administration fees	4,674	2,397	831
Distribution fees:
Class A	316	301	535
Class B	—	—	203
Class C	230	353	267
Shareholder servicing fees:
Class A	316	301	535
Class B	—	—	68
Class C	77	118	89
Class R5 (b)	57	79	—
Select Class	11,072	5,191	1,325
Custodian and accounting fees	281	169	74
Interest expense	121	3	3
Professional fees	132	102	61
Trustees’ and Chief Compliance Officer’s fees	54	27	10
Printing and mailing costs	134	85	92
Registration and filing fees	94	111	82
Transfer agent fees	676	666	646
Other	63	31	28
Total expenses	48,846	25,551	10,275
Less amounts waived	(1,397)	(1,178)	(989)
Less earnings credits	(11)	(7)	(2)
Less reimbursements for legal matters	—	—	— (c)
Net expenses	47,438	24,366	9,284
Net investment income (loss)	41,700	7,324	2,877

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	79,445	(99,286)	17,984
Futures	(9,567)	—	—
Payment by affiliate (See Note 3)	—	—	33
Net realized gain (loss)	69,878	(99,286)	18,017
Change in net unrealized appreciation (depreciation) of:
Investments	(749,895)	(114,547)	(145,726)
Futures	(2,411)	—	—
Change in net unrealized appreciation (depreciation)	(752,306)	(114,547)	(145,726)
Net realized/unrealized gains (losses)	(682,428)	(213,833)	(127,709)
Change in net assets resulting from operations	$(640,728)	$(206,509)	$(124,832)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(c)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Intrepid Multi Cap Fund	Intrepid Plus Fund (a)	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income	$502	$1,190 (d)	$10,893
Dividend income from affiliates (b)	27	46	312
Interest income	—	— (e)	—
Total investment income	529	1,236	11,205

EXPENSES:
Investment advisory fees	209	807	2,819
Administration fees	32	64	432
Distribution fees:
Class A	33	2	510
Class C	44	4	525
Shareholder servicing fees:
Class A	33	2	510
Class C	15	1	175
Class R5 (c)	—	—	10
Select Class	33	158	347
Custodian and accounting fees	33	26	38
Interest expense	— (e)	—	— (e)
Professional fees	46	51	44
Trustees’ and Chief Compliance Officer’s fees	1	1	4
Printing and mailing costs	2	2	73
Registration and filing fees	31	44	99
Transfer agent fees	44	39	457
Dividend expense on securities sold short	—	216	—
Other	5	9	6
Total expenses	561	1,426	6,049
Less amounts waived	(162)	(235)	(713)
Less earnings credits	(1)	(1)	(6)
Net expenses	398	1,190	5,330
Net investment income (loss)	131	46	5,875

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(3,362)	(3,103)	(36,159)
Securities sold short	—	(953)	—
Net realized gain (loss)	(3,362)	(4,056)	(36,159)
Change in net unrealized appreciation (depreciation) of:
Investments	(3,938)	(9,836)	(52,488)
Securities sold short	—	3,691	—
Change in net unrealized appreciation (depreciation)	(3,938)	(6,145)	(52,488)
Net realized/unrealized gains (losses)	(7,300)	(10,201)	(88,647)
Change in net assets resulting from operations	$(7,169)	$(10,155)	$(82,772)

(a)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(d)	Includes broker borrowing fees paid in relation to short sale transactions.

(e)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,700	$48,313	$7,324	$6,386
Net realized gain (loss)	69,878	181,997	(99,286)	41,493
Change in net unrealized appreciation (depreciation)	(752,306)	681,506	(114,547)	225,972
Change in net assets resulting from operations	(640,728)	911,816	(206,509)	273,851

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,158)	(732)	(268)	(82)
From net realized gains	(5,680)	(176)	(2,068)	—
Class C
From net investment income	(118)	(139)	—	(3)
From net realized gains	(1,351)	(43)	(814)	—
Class R5 (a)
From net investment income	(1,486)	(358)	(802)	(175)
From net realized gains	(4,663)	(62)	(2,494)	—
Select Class
From net investment income	(40,378)	(44,617)	(7,021)	(3,814)
From net realized gains	(172,551)	(10,629)	(34,502)	—
Total distributions to shareholders	(227,385)	(56,756)	(47,969)	(4,074)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,841,423)	822,962	259,215	689,965

NET ASSETS:
Change in net assets	(2,709,536)	1,678,022	4,737	959,742
Beginning of period	6,178,457	4,500,435	2,221,568	1,261,826
End of period	$3,468,921	$6,178,457	$2,226,305	$2,221,568
Accumulated undistributed (distributions in excess of) net investment income	$17,889	$20,548	$3,057	$4,326

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,877	$4,149	$131	$150
Net realized gain (loss)	18,017	110,187	(3,362)	1,495
Change in net unrealized appreciation (depreciation)	(145,726)	43,334	(3,938)	3,559
Change in net assets resulting from operations	(124,832)	157,670	(7,169)	5,204

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(650)	(714)	(59)	(33)
From net realized gains	(23,247)	(17,356)	(501)	(414)
Class B
From net investment income	(14)	(26)	—	—
From net realized gains	(3,186)	(2,646)	—	—
Class C
From net investment income	(21)	(29)	(4)	(7)
From net realized gains	(4,195)	(2,833)	(238)	(146)
Select Class
From net investment income	(2,531)	(3,556)	(94)	(89)
From net realized gains	(57,299)	(57,129)	(544)	(980)
Ultra
From net investment income	(184)	(296)	—	—
From net realized gains	(2,584)	(3,775)	—	—
Total distributions to shareholders	(93,911)	(88,360)	(1,440)	(1,669)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(135,580)	55,745	(9,973)	15,269

NET ASSETS:
Change in net assets	(354,323)	125,055	(18,582)	18,804
Beginning of period	1,000,465	875,410	40,252	21,448
End of period	$646,142	$1,000,465	$21,670	$40,252
Accumulated undistributed (distributions in excess of) net investment income	$(503)	$20	$56	$82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund		Intrepid Value Fund
	Year Ended 6/30/2008 (a)	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46	$(184)	$5,875	$2,910
Net realized gain (loss)	(4,056)	(1,354)	(36,159)	3,966
Change in net unrealized appreciation (depreciation)	(6,145)	12,382	(52,488)	28,793
Change in net assets resulting from operations	(10,155)	10,844	(82,772)	35,669

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(2,638)	(1,358)
From net realized gains	—	—	(1,898)	(995)
Class C
From net investment income	—	—	(572)	(269)
From net realized gains	—	—	(652)	(307)
Class R5 (b)
From net investment income	—	—	(343)	(257)
From net realized gains	—	—	(128)	— (c)
Select Class
From net investment income	—	(54)	(2,219)	(981)
From net realized gains	—	—	(1,232)	(647)
Total distributions to shareholders	—	(54)	(9,682)	(4,814)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	8,626	(5,336)	12,252	340,761

NET ASSETS:
Change in net assets	(1,529)	5,454	(80,202)	371,616
Beginning of period	64,547	59,093	444,037	72,421
End of period	$63,018	$64,547	$363,835	$444,037
Accumulated undistributed (distributions in excess of) net investment income	$39	$— (c)	$92	$66

(a)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(b)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(c)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$43,718	$81,931	$76,016	$77,431
Dividends and distributions reinvested	6,150	843	1,808	64
Cost of shares redeemed	(47,634)	(16,871)	(46,162)	(7,605)
Change in net assets from Class A capital transactions	$2,234	$65,903	$31,662	$69,890
Class C
Proceeds from shares issued	$6,970	$24,113	$21,710	$29,179
Dividends and distributions reinvested	1,253	154	575	3
Cost of shares redeemed	(12,225)	(2,297)	(9,842)	(1,716)
Change in net assets from Class C capital transactions	$(4,002)	$21,970	$12,443	$27,466
Class R5 (a)
Proceeds from shares issued	$71,779	$72,559	$78,043	$126,466
Dividends and distributions reinvested	6,149	421	3,296	175
Cost of shares redeemed	(15,983)	(2,937)	(42,793)	(14,342)
Change in net assets from Class R5 capital transactions	$61,945	$70,043	$38,546	$112,299
Select Class
Proceeds from shares issued	$556,697	$1,253,155	$647,508	$647,127
Dividends and distributions reinvested	44,578	6,427	8,807	314
Cost of shares redeemed	(2,502,875)	(594,536)	(479,751)	(167,131)
Change in net assets from Select Class capital transactions	$(1,901,600)	$665,046	$176,564	$480,310
Total change in net assets from capital transactions	$(1,841,423)	$822,962	$259,215	$689,965

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	1,543	2,962	3,173	3,331
Reinvested	228	30	75	3
Redeemed	(1,771)	(601)	(1,999)	(339)
Change in Class A Shares	— (b)	2,391	1,249	2,995
Class C
Issued	249	876	908	1,275
Reinvested	47	6	24	— (b)
Redeemed	(453)	(82)	(433)	(75)
Change in Class C Shares	(157)	800	499	1,200
Class R5 (a)
Issued	2,638	2,562	3,318	5,504
Reinvested	226	15	136	8
Redeemed	(592)	(105)	(1,831)	(611)
Change in Class R5 Shares	2,272	2,472	1,623	4,901
Select Class
Issued	20,446	45,146	27,283	28,125
Reinvested	1,642	232	364	14
Redeemed	(89,791)	(21,360)	(20,661)	(7,430)
Change in Select Class Shares	(67,703)	24,018	6,986	20,709

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Amount is less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$55,904	$86,454	$8,032	$9,862
Dividends and distributions reinvested	22,545	16,899	424	360
Cost of shares redeemed	(70,245)	(46,777)	(6,760)	(2,549)
Change in net assets from Class A capital transactions	$8,204	$56,576	$1,696	$7,673
Class B
Proceeds from shares issued	$3,822	$9,646	$—	$—
Dividends and distributions reinvested	3,029	2,503	—	—
Cost of shares redeemed	(8,334)	(6,645)	—	—
Change in net assets from Class B capital transactions	$(1,483)	$5,504	$—	$—
Class C
Proceeds from shares issued	$10,544	$20,314	$2,644	$4,230
Dividends and distributions reinvested	3,477	2,347	180	123
Cost of shares redeemed	(12,709)	(7,838)	(1,858)	(712)
Change in net assets from Class C capital transactions	$1,312	$14,823	$966	$3,641
Select Class
Proceeds from shares issued	$128,497	$113,874	$422	$7,566
Dividends and distributions reinvested	31,100	23,011	168	321
Cost of shares redeemed	(275,420)	(166,150)	(13,225)	(3,932)
Change in net assets from Select Class capital transactions	$(115,823)	$(29,265)	$(12,635)	$3,955
Ultra
Proceeds from shares issued	$6,127	$9,228	$—	$—
Dividends and distributions reinvested	906	634	—	—
Cost of shares redeemed	(34,823)	(1,755)	—	—
Change in net assets from Ultra capital transactions	$(27,790)	$8,107	$—	$—

Total change in net assets from capital transactions	$(135,580)	$55,745	$(9,973)	$15,269

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	3,412	4,860	352	412
Reinvested	1,488	988	19	16
Redeemed	(4,467)	(2,642)	(309)	(108)
Change in Class A Shares	433	3,206	62	320
Class B
Issued	253	586	—	—
Reinvested	219	158	—	—
Redeemed	(579)	(403)	—	—
Change in Class B Shares	(107)	341	—	—
Class C
Issued	707	1,230	113	176
Reinvested	251	148	8	5
Redeemed	(884)	(478)	(87)	(29)
Change in Class C Shares	74	900	34	152
Select Class
Issued	7,800	6,327	18	315
Reinvested	1,987	1,309	7	14
Redeemed	(17,281)	(9,139)	(623)	(167)
Change in Select Class Shares	(7,494)	(1,503)	(598)	162
Ultra
Issued	366	503	—	—
Reinvested	58	36	—	—
Redeemed	(2,080)	(97)	—	—
Change in Ultra Shares	(1,656)	442	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Intrepid Plus Fund		Intrepid Value Fund
	Year Ended 6/30/2008 (a)	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,670	$—	$85,719	$193,667
Dividends and distributions reinvested	—	—	4,068	2,013
Cost of shares redeemed	(579)	—	(95,210)	(19,982)
Change in net assets from Class A capital transactions	$1,091	$—	$(5,423)	$175,698
Class C
Proceeds from shares issued	$539	$—	$23,436	$60,295
Dividends and distributions reinvested	—	—	863	407
Cost of shares redeemed	(621)	—	(21,153)	(3,106)
Change in net assets from Class C capital transactions	$(82)	$—	$3,146	$57,596
Class R5 (b)
Proceeds from shares issued	$—	$—	$5,174	$41,377
Dividends and distributions reinvested	—	—	372	257
Cost of shares redeemed	—	—	(32,379)	(1,892)
Change in net assets from Class R5 capital transactions	$—	$—	$(26,833)	$39,742
Select Class
Proceeds from shares issued	$10,790	$167	$102,145	$99,032
Dividends and distributions reinvested	—	— (c)	2,763	856
Cost of shares redeemed	(3,173)	(5,503)	(63,546)	(32,163)
Change in net assets from Select Class capital transactions	$7,617	$(5,336)	$41,362	$67,725
Total change in net assets from capital transactions	$8,626	$(5,336)	$12,252	$340,761

(a)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(b)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(c)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund		Intrepid Value Fund
	Year Ended 6/30/2008 (a)	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	104	—	3,120	7,020
Reinvested	—	—	156	72
Redeemed	(38)	—	(3,595)	(716)
Change in Class A Shares	66	—	(319)	6,376
Class C
Issued	35	—	856	2,186
Reinvested	—	—	33	15
Redeemed	(42)	—	(809)	(111)
Change in Class C Shares	(7)	—	80	2,090
Class R5 (b)
Issued	—	—	185	1,479
Reinvested	—	—	14	9
Redeemed	—	—	(1,128)	(62)
Change in Class R5 Shares	—	—	(929)	1,426
Select Class
Issued	666	10	3,759	3,513
Reinvested	—	— (c)	107	31
Redeemed	(197)	(325)	(2,416)	(1,149)
Change in Select Class Shares	469	(315)	1,450	2,395

(a)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(b)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(c)	Amount is less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2008

(Amounts in thousands)

Intrepid Plus Fund (a)
INCREASE (DECREASE) IN CASH
Cash flows used by operating activities:
Net decrease in net assets from operations	$(10,155)
Adjustments to reconcile net decrease in net assets from operations to net cash used by operating activities:
Purchase of investment securities	(106,004)
Proceeds from disposition of investment securities	103,495
Covers of investment securities sold short	(37,231)
Proceeds from disposition of investment securities sold short	31,316
Purchases of short-term investments, net	(223)
Unrealized appreciation/depreciation on investments	9,836
Unrealized appreciation/depreciation on investment securities sold short	(3,691)
Realized gain/loss on investments	3,103
Realized gain/loss on investment securities sold short	953
Increase in dividends and interest receivable	1
Decrease in dividends payable	(4)
Decrease in accrued expenses and other liabilities	(21)
Net cash used by operating activities	(8,625)
Cash flows provided by financing activities:
Net proceeds from shares issued	13,009
Net cost of shares redeemed	(4,373)
Other financing activities	(8)
Net cash provided by financing activities	8,628
Net increase in cash	3
Cash:
Beginning of period	0
End of period	$3

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2008	$29.66	$0.18	(i)	$(4.09)	$(3.91)	$(0.24)	$(1.19)	$(1.43)
Year Ended June 30, 2007	25.25	0.18	(i)	4.51	4.69	(0.22)	(0.06)	(0.28)
January 1, 2006 through June 30, 2006 (e)	24.27	0.10	(i)	0.88	0.98	—	—	—
February 19, 2005 (f) through December 31, 2005	22.62	0.15	(i)	1.60	1.75	(0.10)	—	(0.10)

Class C
Year Ended June 30, 2008	29.38	0.04	(i)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(i)	4.47	4.51	(0.17)	(0.06)	(0.23)
January 1, 2006 through June 30, 2006 (e)	24.19	0.03	(i)	0.88	0.91	—	—	—
February 19, 2005 (f) through December 31, 2005	22.62	0.06	(i)	1.58	1.64	(0.07)	—	(0.07)

Class R5 (g)
Year Ended June 30, 2008	29.81	0.31	(i)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(i)	4.53	4.83	(0.30)	(0.06)	(0.36)
May 15, 2006 (f) through June 30, 2006	25.58	0.05	(i)	(0.29)	(0.24)	—	—	—

Select Class
Year Ended June 30, 2008	29.80	0.25	(i)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(i)	4.52	4.77	(0.24)	(0.06)	(0.30)
January 1, 2006 through June 30, 2006 (e)	24.32	0.13	(i)	0.88	1.01	—	—	—
Year Ended December 31, 2005	22.35	0.20	(i)	1.87	2.07	(0.10)	—	(0.10)
Year Ended December 31, 2004	19.97	0.09		2.43	2.52	(0.09)	(0.05)	(0.14)
February 28, 2003 (h) through December 31, 2003	15.00	0.01		6.09	6.10	(0.01)	(1.12)	(1.13)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(h)	Commencement of operations.

(i)	Calculated based upon average shares outstanding.

(j)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.32	(13.63)%	$106,108	1.26	%(j)	0.67%	1.29%	89%
29.66	18.67	129,399	1.25		0.65	1.28	81
25.25	4.04	49,795	1.25		0.78	1.29	47
24.27	7.75	12,715	1.25		0.75	1.29	109

24.09	(14.02)	24,579	1.76	(j)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81
25.10	3.76	9,450	1.75		0.28	1.79	47
24.19	7.25	3,267	1.75		0.28	1.79	109

24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81
25.34	(0.94)	13,414	0.80		1.36	0.84	47

24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81
25.33	4.15	4,427,776	1.00		1.01	1.04	47
24.32	9.28	3,016,460	1.00		0.86	1.05	109
22.35	12.68	358,846	1.00		0.83	1.21	97
19.97	40.84	10,205	1.00		0.07	3.30	148

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Growth Fund
Class A
Year Ended June 30, 2008	$24.53	$0.02		$(2.08)	$(2.06)	$(0.05)	$(0.39)	$(0.44)
Year Ended June 30, 2007	20.85	0.04	(i)	3.69	3.73	(0.05)	—	(0.05)
January 1, 2006 through June 30, 2006 (e)	20.67	0.02	(i)	0.16	0.18	—	—	—
February 19, 2005 (f) through December 31, 2005	19.01	0.03	(i)	1.66	1.69	(0.02)	(0.01)	(0.03)

Class C
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(i)	3.65	3.58	— (j)	—	— (j)
January 1, 2006 through June 30, 2006 (e)	20.59	(0.03	)(i)	0.14	0.11	—	—	—
February 19, 2005 (f) through December 31, 2005	19.01	(0.04	)(i)	1.64	1.60	(0.01)	(0.01)	(0.02)

Class R5 (g)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(i)	3.69	3.85	(0.11)	—	(0.11)
May 15, 2006 (f) through June 30, 2006	21.23	0.02	(i)	(0.36)	(0.34)	—	—	—

Select Class
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(i)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006 (e)	20.70	0.04	(i)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(i)	1.56	1.67	(0.03)	(0.01)	(0.04)
Year Ended December 31, 2004	19.61	(0.01)		1.85	1.84	—	(2.38)	(2.38)
February 28, 2003 (h) through December 31, 2003	15.00	(0.05)		5.45	5.40	—	(0.79)	(0.79)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(h)	Commencement of operations.

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.03	(8.54)%	$112,249	1.25%	0.07%	1.30%	130%
24.53	17.92	94,384	1.25	0.15	1.30	130
20.85	0.87	17,756	1.25	0.19	1.30	73
20.67	8.90	3,919	1.25	0.20	1.50	130

21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130
20.70	0.53	7,844	1.75	(0.30)	1.80	73
20.59	8.44	1,941	1.75	(0.25)	1.91	130

22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130
20.89	(1.60)	9,752	0.80	0.94	0.88	73

22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130
20.89	0.92	1,226,474	1.00	0.42	1.05	73
20.70	8.79	728,987	1.00	0.52	1.11	130
19.07	10.45	7,795	1.00	(0.06)	2.62	127
19.61	36.10	6,952	1.00	(0.34)	3.37	149

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2008	$18.57	$0.04	(f)	$(2.37)	$(2.33)	$(0.05)	$(1.80)	$(1.85)
Year Ended June 30, 2007	17.33	0.05	(f)	2.94	2.99	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(f)	2.97	3.02	(0.05)	(6.25)	(6.30)
Year Ended June 30, 2005	18.65	(0.04)		3.11	3.07	(0.02)	(1.09)	(1.11)
Year Ended June 30, 2004	15.30	(0.03)		3.38	3.35	— (g)	—	— (g)

Class B
Year Ended June 30, 2008	17.16	(0.05	)(f)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(f)	2.73	2.68	(0.01)	(1.69)	(1.70)
Year Ended June 30, 2006	19.68	(0.06	)(f)	2.81	2.75	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.37)		3.19	2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.84	(0.16)		3.27	3.11	—	—	—

Class C
Year Ended June 30, 2008	17.17	(0.05	)(f)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(f)	2.74	2.69	(0.02)	(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	)(f)	2.81	2.76	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.10)		2.92	2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.85	(0.16)		3.26	3.10	—	—	—

Select Class
Year Ended June 30, 2008	19.09	0.08	(f)	(2.45)	(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(f)	3.03	3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(f)	3.03	3.13	(0.09)	(6.25)	(6.34)
Year Ended June 30, 2005	18.93	0.09		3.08	3.17	(0.05)	(1.09)	(1.14)
Year Ended June 30, 2004	15.51	0.02		3.41	3.43	(0.01)	—	(0.01)

Ultra Class
Year Ended June 30, 2008	19.09	0.10	(f)	(2.44)	(2.34)	(0.11)	(1.80)	(1.91)
Year Ended June 30, 2007	17.76	0.13	(f)	3.02	3.15	(0.13)	(1.69)	(1.82)
Year Ended June 30, 2006	20.97	0.13	(f)	3.03	3.16	(0.12)	(6.25)	(6.37)
February 22, 2005 (e) through June 30, 2005	19.68	0.05		1.29	1.34	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.39	(13.02	)%(h)	$190,093	1.24%	0.23%	1.37%	109%
18.57	18.13		237,337	1.24	0.29	1.36	117
17.33	16.32		165,869	1.23	0.26	1.34	136
20.61	16.95		115,995	1.21	0.07	1.32	131
18.65	21.90		126,772	1.20	(0.15)	1.31	73

13.11	(13.61	)(h)	22,749	1.83	(0.37)	1.87	109
17.16	17.47		31,601	1.83	(0.30)	1.85	117
16.18	15.59		24,283	1.83	(0.32)	1.84	136
19.68	16.20		13,827	1.90	(0.63)	1.92	131
17.95	20.96		17,363	1.95	(0.89)	1.96	73

13.12	(13.60	)(h)	31,298	1.83	(0.36)	1.87	109
17.17	17.47		39,678	1.83	(0.30)	1.86	117
16.19	15.64		22,849	1.83	(0.29)	1.84	136
19.68	16.20		7,817	1.89	(0.60)	1.92	131
17.95	20.88		7,055	1.94	(0.89)	1.96	73

14.83	(12.89	)(h)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117
17.75	16.61		628,156	0.98	0.49	1.09	136
20.96	17.25		670,678	0.96	0.30	1.00	131
18.93	22.13		922,414	0.95	0.10	0.96	73

14.84	(12.69	)(h)	10,618	0.83	0.62	0.87	109
19.09	18.63		45,277	0.83	0.71	0.85	117
17.76	16.77		34,253	0.83	0.68	0.84	136
20.97	6.79		27,247	0.79	0.76	0.85	131

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Multi Cap Fund
Class A
Year Ended June 30, 2008	$25.22	$0.10	(h)	$(4.52)	$(4.42)	$(0.09)	$(0.83)	$(0.92)
Year Ended June 30, 2007	22.30	0.11	(h)	4.47	4.58	(0.11)	(1.55)	(1.66)
January 1, 2006 through June 30, 2006 (e)	21.38	0.05	(h)	0.87	0.92	—	—	—
February 19, 2005 (f) through December 31, 2005	23.00	0.13	(h)	1.62	1.75	(0.20)	(3.17)	(3.37)

Class C
Year Ended June 30, 2008	24.99	(0.02	)(h)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(h)	4.44	4.43	(0.06)	(1.55)	(1.61)
January 1, 2006 through June 30, 2006 (e)	21.31	—	(h) (i)	0.86	0.86	—	—	—
February 19, 2005 (f) through December 31, 2005	23.00	0.05	(h)	1.60	1.65	(0.17)	(3.17)	(3.34)

Select Class
Year Ended June 30, 2008	25.32	0.14	(h)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(h)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006 (e)	21.41	0.07	(h)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(h)	1.33	1.55	(0.22)	(3.17)	(3.39)
Year Ended December 31, 2004	20.28	0.12		3.10	3.22	(0.11)	(0.14)	(0.25)
February 28, 2003 (g) through December 31, 2003	15.00	0.14		5.88	6.02	(0.14)	(0.60)	(0.74)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.88	(17.88)%	$11,456	1.25%		0.43%	1.80%	108%
25.22	21.52	12,967	1.25		0.46	1.83	89
22.30	4.30	4,335	1.25		0.46	2.39	79
21.38	7.53	697	1.25		0.67	2.05	177

19.65	(18.34)	4,904	1.76	(j)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89
22.17	4.04	1,424	1.75		(0.02)	2.90	79
21.31	7.09	164	1.75		0.23	2.54	177

19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89
22.35	4.39	15,689	1.00		0.61	2.06	79
21.41	6.59	19,617	1.00		0.93	1.70	177
23.25	16.01	18,932	1.00		0.60	1.77	99
20.28	40.28	7,457	1.00		0.92	3.27	74

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Intrepid Plus Fund (e)
Class A
Year Ended June 30, 2008	$17.98	$(0.01	)(g)	$(2.71)	$(2.72)	$—	$15.26
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	17.98
January 31, 2006 (f) through June 30, 2006	15.00	(0.01	)(g)	0.16	0.15	—	15.15

Class C
Year Ended June 30, 2008	17.85	(0.10	)(g)	(2.67)	(2.77)	—	15.08
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	17.85
January 31, 2006 (f) through June 30, 2006	15.00	(0.04	)(g)	0.16	0.12	—	15.12

Select Class
Year Ended June 30, 2008	18.02	0.01	(g)	(2.69)	(2.68)	—	15.34
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	18.02
January 31, 2006 (f) through June 30, 2006	15.00	—	(g)(h)	0.17	0.17	—	15.17

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short) (d)	Net expenses (excluding dividend expenses for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

(15.13)%	$1,506	2.09%	1.75%	(0.08)%	2.46%	2.12%	125%
18.68	599	2.33	1.75	(0.54)	2.70	2.12	108
1.00	505	2.32	1.75	(0.11)	4.40	3.83	43

(15.52)	388	2.59	2.25	(0.64)	2.95	2.61	125
18.06	595	2.83	2.25	(1.04)	3.20	2.62	108
0.80	504	2.82	2.25	(0.61)	4.90	4.33	43

(14.87)	61,124	1.84	1.50	0.08	2.20	1.86	125
18.89	63,353	2.08	1.50	(0.29)	2.45	1.87	108
1.13	58,084	2.07	1.50	0.06	2.95	2.38	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2008	$29.19	$0.36	(i)	$(5.48)	$(5.12)	$(0.35)	$(0.24)	$(0.59)
Year Ended June 30, 2007	24.78	0.34	(i)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006 (e)	22.94	0.15	(i)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005 (f) through December 31, 2005	22.14	0.29	(i)	1.57	1.86	(0.31)	(0.75)	(1.06)

Class C
Year Ended June 30, 2008	29.05	0.23	(i)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(i)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006 (e)	22.89	0.10	(i)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005 (f) through December 31, 2005	22.14	0.16	(i)	1.59	1.75	(0.25)	(0.75)	(1.00)

Class R5 (g)
Year Ended June 30, 2008	29.26	0.46	(i)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(i)	4.64	5.12	(0.39)	(0.29)	(0.68)
May 15, 2006 (f) through June 30, 2006	24.84	0.05	(i)	0.01	0.06	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2008	29.26	0.43	(i)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(i)	4.66	5.07	(0.34)	(0.29)	(0.63)
January 1, 2006 through June 30, 2006 (e)	22.97	0.17	(i)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(i)	1.91	2.20	(0.33)	(0.75)	(1.08)
Year Ended December 31, 2004	19.69	0.24		3.08	3.32	(0.24)	(0.92)	(1.16)
February 28, 2003 (h) through December 31, 2003	15.00	0.19		5.74	5.93	(0.19)	(1.05)	(1.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(h)	Commencement of operations.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.48	(17.73)%	$162,876	1.25%	1.33%	1.42%	78%
29.19	20.30	211,761	1.25	1.23	1.42	59
24.78	8.55	21,757	1.25	1.27	1.75	53
22.94	8.44	3,209	1.25	1.44	1.60	112

23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59
24.69	8.26	8,013	1.75	0.79	2.25	53
22.89	7.95	482	1.75	0.81	2.17	112

23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59
24.82	0.23	15	0.80	1.73	1.22	53

23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59
24.82	8.66	42,636	1.00	1.44	1.51	53
22.97	10.14	31,276	1.00	1.29	1.55	112
21.85	17.51	15,510	1.00	1.25	2.08	98
19.69	39.74	7,190	1.00	1.26	3.30	110

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Intrepid America Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class	JPM I
Intrepid Growth Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class	JPM I
Intrepid Mid Cap Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Intrepid Multi Cap Fund	Class A, Class C and Select Class	JPM I
Intrepid Plus Fund (formerly Intrepid Long/Short Fund)	Class A, Class C and Select Class	JPM I
Intrepid Value Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class	JPM I

Effective November 1, 2007, the Intrepid Long/Short Fund was renamed the Intrepid Plus Fund with the approval of the Board of Trustees.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

66   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

C.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of June 30, 2008, the Intrepid America Fund had outstanding future contracts as listed on its Schedule of Portfolio Investments.

D.  Short Sales — The Intrepid Plus Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

As of June 30, 2008, the Intrepid Plus Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

E.  Securities Lending — To generate additional income, the Intrepid Mid Cap Fund may lend up to 33 1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Fund. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fees to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

As of June 30, 2008, the Intrepid Mid Cap Fund had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts to related party affiliates (amounts in thousands):

Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
$47,951	$49,107	$10

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Intrepid America Fund	$—	$(1,219)	$1,219
Intrepid Growth Fund	—	(502)	502
Intrepid Mid Cap Fund	—	— (a)	—	(a)
Intrepid Multi Cap Fund	—	— (a)	—	(a)
Intrepid Plus Fund	—	(7)	7
Intrepid Value Fund	—	(77)	77

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts and non-taxable special dividends (Intrepid Growth Fund).

68   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

J. Recent Accounting Pronouncements — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund, Intrepid Plus Fund and the Intrepid Value Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Intrepid Mid Cap Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.65
Intrepid Plus Fund	1.25
Intrepid Value Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2008 were as follows (amounts in thousands):

Intrepid America Fund	$106
Intrepid Growth Fund	75
Intrepid Mid Cap Fund	17
Intrepid Multi Cap Fund	1
Intrepid Plus Fund	2
Intrepid Value Fund	12

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

	Class A	Class B	Class C
Intrepid America Fund	0.25%	n/a	0.75%
Intrepid Growth Fund	0.25	n/a	0.75
Intrepid Mid Cap Fund	0.25	0.75%	0.75
Intrepid Multi Cap Fund	0.25	n/a	0.75
Intrepid Plus Fund	0.25	n/a	0.75
Intrepid Value Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$70	$17
Intrepid Growth Fund	49	12
Intrepid Mid Cap Fund	124	88
Intrepid Multi Cap Fund	14	2
Intrepid Plus Fund	1	1
Intrepid Value Fund	47	28

D.  Shareholder Servicing Fees —The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	0.25
Intrepid Plus Fund	0.25	n/a	0.25	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Ultra
Intrepid America Fund	1.25%	n/a	1.75%	0.80%	1.00%	n/a
Intrepid Growth Fund	1.25	n/a	1.75	0.80	1.00	n/a
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	0.99	0.83%
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	1.00	n/a
Intrepid Plus Fund	1.75	n/a	2.25	n/a	1.50	n/a
Intrepid Value Fund	1.25	n/a	1.75	0.80	1.00	n/a

The contractual expense limitation agreements were in effect for the year ended June 30, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2008.

For the year ended June 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

70   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Intrepid America Fund	$—	$901	$496	$1,397
Intrepid Growth Fund	—	732	446	1,178
Intrepid Mid Cap Fund	—	294	670	964
Intrepid Multi Cap Fund	66	16	80	162
Intrepid Plus Fund	159	10	66	235
Intrepid Value Fund	247	249	217	713

	Voluntary Waivers
	Administration	Total
Intrepid Mid Cap Fund	$25	$25

The Payment by affiliate amount shown in the Statements of Operations represents a payment received by the Intrepid Mid Cap Fund from its Advisor. This payment results from the resolution of a Securities Exchange Commission (“SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for the Fund. TOGSC served as the Intrepid Mid Cap Fund’s or its predecessor’s Administrator until November 2000.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During year ended June 30, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended June, 30, 2008, the Intrepid Growth Fund incurred approximately $2,000 in brokerage commissions with broker/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Intrepid America Fund	$4,136,416	$6,213,238	$—	$—
Intrepid Growth Fund	3,298,924	3,063,305	—	—
Intrepid Mid Cap Fund	900,933	1,108,565	—	—
Intrepid Multi Cap Fund	33,654	44,398	—	—
Intrepid Plus Fund	106,004	103,495	31,316	37,231
Intrepid Value Fund	350,638	332,291	—	—

During the year ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$3,247,351	$450,406	$(229,293)	$221,113
Intrepid Growth Fund	2,065,754	248,752	(80,432)	168,320
Intrepid Mid Cap Fund	676,172	88,550	(55,037)	33,513
Intrepid Multi Cap Fund	20,220	3,068	(1,591)	1,477
Intrepid Plus Fund	75,484	9,020	(6,086)	2,934
Intrepid Value Fund	384,010	24,378	(44,324)	(19,946)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2008, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$80,777	$146,608	$227,385
Intrepid Growth Fund	8,092	39,877	47,969
Intrepid Mid Cap Fund	25,679	68,232	93,911
Intrepid Multi Cap Fund	666	774	1,440
Intrepid Value Fund	7,560	2,122	9,682

The tax character of distributions paid during the fiscal year ended June 30, 2007, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$45,846	$10,910	$56,756
Intrepid Growth Fund	4,074	—	4,074
Intrepid Mid Cap Fund	20,102	68,258	88,360
Intrepid Multi Cap Fund	784	885	1,669
Intrepid Plus Fund	54	—	54
Intrepid Value Fund	3,165	1,649	4,814

At June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$17,960	$67,790	$221,113
Intrepid Growth Fund	3,075	—	168,320
Intrepid Mid Cap Fund	220	10,244	33,513
Intrepid Multi Cap Fund	57	(756)	1,477
Intrepid Plus Fund	39	(2,425)	6,499
Intrepid Value Fund	284	(8,871)	(19,946)

For the Funds, the cumulative timing differences primarily consist of wash sales loss deferrals, post October losses (Intrepid Growth Fund, Intrepid Multi Cap Fund, Intrepid Plus Fund, Intrepid Value Fund), mark to market of futures contracts (Intrepid America Fund) and distributions payable (Intrepid Mid Cap Fund).

72   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

As of June 30, 2008, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2015	2016	Total
Intrepid Multi Cap Fund	$—	$756	$756
Intrepid Plus Fund	2,299	126	2,425
Intrepid Value Fund	—	8,871	8,871

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2008, the Funds deferred to July 1, 2008, post October capital losses of (amounts in thousands):

Capital Losses
Intrepid Growth Fund	$104,430
Intrepid Multi Cap Fund	2,548
Intrepid Plus Fund	3,832
Intrepid Value Fund	25,581

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility as of June 30, 2008. Average borrowings from the Facility for the year ended June 30, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Intrepid America Fund	$36,723	21	$99
Intrepid Growth Fund	10,481	3	2
Intrepid Mid Cap Fund	5,005	4	2
Intrepid Multi Cap Fund	2,810	1	—	(a)
Intrepid Value Fund	553	1	—	(a)

(a)  Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Intrepid America Fund, Intrepid Growth Fund and Intrepid Multi Cap Fund, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMIA., entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

74   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid America Fund,
JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Multi Cap Fund,
JPMorgan Intrepid Plus Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and of cash flows (for JPMorgan Intrepid Plus Fund) and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund, JPMorgan Intrepid Plus Fund and JPMorgan Intrepid Value Fund (each a separate Fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate Fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”), at June 30, 2008, the results of each of their operations and cash flows (for JPMorgan Intrepid Plus Fund) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows (for the Intrepid Plus Fund) and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2008

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   75

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	146	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	146	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	146
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	146	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	146	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	146	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	146	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

76   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	146	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	146	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	146	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	146	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	146
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (146 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   77

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

78   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$891.20	$5.88	1.25%
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	889.30	8.22	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R5
Actual	1,000.00	893.40	3.77	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Select Class
Actual	1,000.00	892.10	4.70	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Intrepid Growth Fund
Class A
Actual	1,000.00	898.80	5.90	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	896.10	8.25	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R5
Actual	1,000.00	900.40	3.78	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   79

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$899.70	$4.72	1.00%
Hypothetical	1,000.00	1,019.89	5.02	1.00

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	932.70	5.96	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class B
Actual	1,000.00	929.00	8.78	1.83
Hypothetical	1,000.00	1,015.76	9.17	1.83
Class C
Actual	1,000.00	929.10	8.78	1.83
Hypothetical	1,000.00	1,015.76	9.17	1.83
Select Class
Actual	1,000.00	933.30	4.76	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Ultra Class
Actual	1,000.00	934.20	3.99	0.83
Hypothetical	1,000.00	1,020.74	4.17	0.83

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	881.20	5.85	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	878.80	8.17	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Select Class
Actual	1,000.00	882.50	4.68	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Intrepid Plus Fund
Class A
Actual	1,000.00	905.10	9.99	2.11
Hypothetical	1,000.00	1,014.37	10.57	2.11
Class C
Actual	1,000.00	903.50	12.40	2.62
Hypothetical	1,000.00	1,011.83	13.11	2.62
Select Class
Actual	1,000.00	906.60	8.86	1.87
Hypothetical	1,000.00	1,015.56	9.37	1.87

80   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio

Intrepid Value Fund
Class A
Actual	$1,000.00	$ 877.20	$5.83	1.25%
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	875.00	8.16	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R5
Actual	1,000.00	875.00	3.73	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Select Class
Actual	1,000.00	878.40	4.67	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period)

JUNE 30, 2008        JPMORGAN INTREPID FUNDS   81

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2008:

Dividend Received Deduction
Intrepid America Fund	100.00%
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	45.93
Intrepid Multi Cap Fund	51.38
Intrepid Value Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Intrepid America Fund	$80,777
Intrepid Growth Fund	8,092
Intrepid Mid Cap Fund	25,679
Intrepid Multi Cap Fund	666
Intrepid Value Fund	6,266

Short Term Gains Designation

For the fiscal year ended June 30, 2008, The Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from short-term capital gains (amounts in thousands):

Short-Term Gains Distribution
Intrepid America Fund	$37,636
Intrepid Mid Cap Fund	22,280
Intrepid Multi Cap Fund	510
Intrepid Value Fund	1,788

Long Term Capital Gain Designation — 15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended June 30, 2008 (amounts in thousands):

Long-Term Capital Gain Distribution
Intrepid America Fund	$146,608
Intrepid Growth Fund	39,877
Intrepid Mid Cap Fund	68,232
Intrepid Multi Cap Fund	774
Intrepid Value Fund	2,122

82   JPMORGAN INTREPID FUNDS        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	AN-INT-608

ANNUAL REPORT
PERIOD ENDED JUNE 30, 2008

JPMorgan Funds

U.S. Equity

Funds

JPMorgan Dynamic Growth Fund
JPMorgan Dynamic Small Cap Core Fund
JPMorgan Intrinsic Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Dynamic Growth Fund	2
JPMorgan Dynamic Small Cap Core Fund	4
Fund Summary:
JPMorgan Intrinsic Value Fund	6
Schedules of Portfolio Investments	8
Financial Statements	16
Financial Highlights	22
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	35
Trustees	36
Officers	38
Schedule of Shareholder Expenses	39
Tax Letter	41

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this annual report for certain JPMorgan U.S. Equity Funds. Inside, you’ll find information detailing the performance of the Funds for the period ended June 30, 2008.

“Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the period, as negative news affected the financial markets and U.S. economy. Problems in other segments of the economy — including fallout from the weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the stock market.

As these problems gained momentum, volatility increased and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth. The Fed launched an aggressive easing campaign in September 2007 that cut the fed funds target rate from 5.25% to 2.00% by the end of June 2008.

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

Performance falls in June

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   1

JPMorgan Dynamic Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$2,819,012
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Dynamic Growth Fund, which seeks long-term capital growth,* returned –6.02%** (Select Class Shares) for the period from inception on November 30, 2007 through June 30, 2008, compared to the –9.15% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the materials/processing and consumer discretionary sectors as well as an underweight in the energy sector. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Apache Corp., an independent energy company, contributed to performance. The company’s shares advanced after it announced the successful drilling of three natural gas wells at a site in Canada and the discovery of two new offshore drilling sites in Australia. Activision Inc., an interactive entertainment software company, also helped results. The company’s shares experienced their biggest jump in more than four years after fourth-quarter 2007 sales of “Guitar Hero” led to better-than-expected earnings. Potash Corp. of Saskatchewan, which produces fertilizers and feed products, aided performance. The company benefited from continued increases in fertilizer prices.

On the negative side, stock selection in the producer durables and utility sectors as well as an overweight in the financial service sector hurt returns. At the individual stock level, Google Inc., which maintains an index of websites and other online content, detracted from performance. The company’s shares fell after an industry report showed fewer users were clicking on Internet ads that appeared on its websites, raising concern that its growth was slowing. Schering-Plough Corp., a global pharmaceutical company, also hurt results. The company was negatively impacted when heart doctors announced that millions of people taking the cholesterol pills Vytorin and Zetia should switch to older, cheaper drugs that performed just as well. This news prompted a reduction in the number of prescriptions for these drugs. CME Group Inc., which operates two self-regulatory futures exchanges, hindered performance. The company’s shares fell after the Department of Justice raised concerns about regulations governing the trading of financial futures. This caused analysts to doubt the plausibility of a proposed $11 billion merger between CME Group and NYMEX, another exchange firm.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis.

Potential investments were subjected to rigorous financial analysis and a disciplined approach, which attempted to identify companies with strong fundamentals that were not fully appreciated by the market. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apache Corp.	4.9%
2.	Google, Inc., Class A	4.8
3.	Apple, Inc.	4.7
4.	Monsanto Co.	4.0
5.	Activision, Inc.	3.9
6.	Research In Motion Ltd., (Canada)	3.9
7.	Gilead Sciences, Inc.	3.5
8.	Fluor Corp.	3.3
9.	Hewlett-Packard Co.	3.3
10.	Deere & Co.	3.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	33.0%
Health Care	13.4
Energy	11.2
Industrials	11.2
Materials	10.5
Financials	6.9
Consumer Staples	4.9
Consumer Discretionary	3.4
Telecommunication Services	2.8
Short-Term Investment	2.7

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A
Without Sales Charge	11/30/07	(6.17)%
With Sales Charge*		(11.09)
CLASS C
Without CDSC	11/30/07	(6.40)
With CDSC**		(7.40)
CLASS R5 SHARES	11/30/07	(5.88)
SELECT CLASS SHARES	11/30/07	(6.02)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Since the Fund’s inception, the Fund has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   3

JPMorgan Dynamic Small Cap Core Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$2,480,862
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Dynamic Small Cap Core Fund, which seeks capital growth over the long term,* returned –17.30%** (Select Class Shares) for the period from inception on November 30, 2007 through June 30, 2008, compared to the –9.23% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the technology and producer durables sectors as well as an underweight in the energy sector. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, BluePhoenix Solutions Ltd., a software solutions provider, detracted from performance. The company’s shares declined when it decided to sell its holdings in its subsidiary Mainsoft Corporation. As a result, the company incurred a one-time non-cash charge of $7.0 million due to ‘impairment of goodwill.’ Five Star Quality Care Inc., which operates senior living communities, also hurt results. The company was hurt by a wrongful-death lawsuit, resulting from a resident’s death at one of its nursing homes. Magma Design Automation Inc., which provides electronic design automation software products, hindered performance. The company’s shares fell after it announced that it expected first-quarter 2008 profits to be well below Wall Street expectations.

On the positive side, stock selection in the auto/transportation and healthcare sectors as well as an underweight in the financial service sector aided performance. At the individual stock level, Emergent BioSolutions Inc., a biopharmaceutical company, contributed to performance. The company’s shares advanced after it announced preliminary financial results for 2007, anticipating a 20% increase in revenues from 2006. IMAX Corp., a worldwide entertainment technology company, also helped returns. The company benefited from news that Beowulf grossed nearly $3 million on 84 domestic IMAX screens during its second week in theaters, setting a new record for the highest grossing second weekend in IMAX history. Switch & Data Facilities Co. Inc., which provides collocation and network neutral interconnection services, aided performance. The company’s shares jumped after it reported a 2008 first-quarter profit and a second-quarter outlook above Wall Street expectations.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis.

Potential investments were subjected to rigorous financial analysis and a disciplined approach which attempts to identify companies with strong fundamentals that are not fully appreciated by the market. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Imax Corp., (Canada)	4.4%
2.	Hornbeck Offshore Services, Inc.	3.8
3.	Alloy, Inc.	3.5
4.	Switch & Data Facilities Co., Inc.	3.4
5.	PDF Solutions, Inc.	3.3
6.	American Oriental Bioengineering, Inc., (China)	3.1
7.	Gaylord Entertainment Co.	3.0
8.	St. Mary Land & Exploration Co.	2.8
9.	Emergent BioSolutions, Inc.	2.7
10.	Callidus Software, Inc.	2.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	24.7%
Consumer Discretionary	19.2
Industrials	13.3
Health Care	10.8
Financials	10.1
Energy	8.2
Consumer Staples	5.7
Materials	2.7
Utilities	1.7
Short-Term Investment	3.6

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A
Without Sales Charge	11/30/07	(17.38)%
With Sales Charge*		(21.71)
CLASS C
Without CDSC	11/30/07	(17.67)
With CDSC**		(18.67)
CLASS R5 SHARES	11/30/07	(17.22)
SELECT CLASS SHARES	11/30/07	(17.30)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from November 30, 2007 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index, which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Since the Fund’s inception, the Fund has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   5

JPMorgan Intrinsic Value Fund

FUND SUMMARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2008
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$2,695,368
Primary Benchmark	S&P 500 Index

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	iStar Financial, Inc.	4.5%
2.	Freddie Mac	3.6
3.	WellPoint, Inc.	3.4
4.	Hertz Global Holdings, Inc.	3.1
5.	CapLease, Inc.	2.9
6.	Schering-Plough Corp.	2.9
7.	Genworth Financial, Inc., Class A	2.8
8.	Kennametal, Inc.	2.8
9.	Rhodia S.A. (France)	2.6
10.	Halliburton Co.	2.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials	29.0%
Information Technology	15.3
Health Care	12.4
Industrials	10.7
Consumer Discretionary	8.6
Energy	7.4
Materials	7.3
Consumer Staples	2.3
Utilities	0.6
Short-Term Investment	6.4

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

6   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A
Without Sales Charge	2/28/08	(10.20)%
With Sales Charge*		(14.91)
CLASS C
Without CDSC	2/28/08	(10.40)
With CDSC**		(11.40)
CLASS R5 SHARES	2/28/08	(10.07)
SELECT CLASS SHARES	2/28/08	(10.13)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period.

LIFE OF FUND PERFORMANCE (2/28/08 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Intrinsic Value Fund, the S&P 500 Index and the Lipper Multi-Cap Value Funds Index from February 28, 2008 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Since the Fund’s inception, the Fund has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   7

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5%
	Common Stocks — 98.5%
	Biotechnology — 5.2%
600	Genentech, Inc. (a)	45,540
1,900	Gilead Sciences, Inc. (a)	100,605
		146,145
	Capital Markets — 5.4%
3,700	Charles Schwab Corp. (The)	75,998
425	Goldman Sachs Group, Inc. (The)	74,333
		150,331
	Chemicals — 8.5%
900	Monsanto Co.	113,796
350	Potash Corp. of Saskatchewan, Inc., (Canada)	80,000
500	Praxair, Inc.	47,120
		240,916
	Communications Equipment — 8.5%
2,600	Cisco Systems, Inc. (a)	60,476
1,500	QUALCOMM, Inc.	66,555
950	Research In Motion Ltd., (Canada) (a)	111,055
		238,086
	Computers & Peripherals — 8.0%
800	Apple, Inc. (a)	133,952
2,100	Hewlett-Packard Co.	92,841
		226,793
	Construction & Engineering — 3.3%
500	Fluor Corp.	93,040
	Diversified Financial Services — 1.6%
400	IntercontinentalExchange, Inc. (a)	45,600
	Electrical Equipment — 4.9%
1,200	ABB Ltd., (Switzerland), ADR (a)	33,984
1,300	Emerson Electric Co.	64,285
150	First Solar, Inc. (a)	40,923
		139,192
	Energy Equipment & Services — 4.6%
700	National Oilwell Varco, Inc. (a)	62,104
450	Transocean, Inc. (a)	68,576
		130,680
	Food & Staples Retailing — 2.5%
1,800	CVS/Caremark Corp.	71,226
	Health Care Providers & Services — 1.1%
500	Express Scripts, Inc. (a)	31,360
	Household Products — 2.5%
1,000	Colgate-Palmolive Co.	69,100
	Internet & Catalog Retail — 1.8%
700	Amazon.com, Inc. (a)	51,331
	Internet Software & Services — 4.9%
260	Google, Inc., Class A (a)	136,869
	IT Services — 2.8%
300	MasterCard, Inc., Class A	79,656
	Life Sciences Tools & Services — 2.4%
800	Covance, Inc. (a)	68,816
	Machinery — 3.1%
1,200	Deere & Co.	86,556
	Metals & Mining — 2.1%
500	Freeport-McMoRan Copper & Gold, Inc.	58,595
	Oil, Gas & Consumable Fuels — 6.7%
1,000	Apache Corp.	138,999
725	XTO Energy, Inc.	49,670
		188,669
	Pharmaceuticals — 4.9%
1,300	Shire plc, (United Kingdom), ADR	63,869
1,600	Teva Pharmaceutical Industries Ltd., (Israel), ADR	73,280
		137,149
	Semiconductors & Semiconductor Equipment — 1.3%
600	MEMC Electronic Materials, Inc. (a)	36,924
	Software — 7.9%
3,300	Activision, Inc. (a)	112,431
1,700	Adobe Systems, Inc. (a)	66,963
1,000	Electronic Arts, Inc. (a)	44,430
		223,824
	Specialty Retail — 1.7%
1,500	Urban Outfitters, Inc. (a)	46,785
	Wireless Telecommunication Services — 2.8%
1,500	America Movil S.A.B. de C.V., (Mexico), Series L, ADR	79,125
	Total Long-Term Investments (Cost $2,787,948)	2,776,768

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
76,368	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $76,368)	76,368
	Total Investments — 101.2% (Cost $2,864,316)	2,853,136
	Liabilities in Excess of Other Assets — (1.2)%	(34,124)
	NET ASSETS — 100.0%	$2,819,012

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   9

JPMorgan Dynamic Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.7%
	Aerospace & Defense — 1.0%
1,300	Hexcel Corp. (a)	25,090
	Air Freight & Logistics — 2.5%
1,300	Dynamex, Inc. (a)	34,853
800	Forward Air Corp.	27,680
		62,533
	Biotechnology — 2.8%
6,900	Emergent BioSolutions, Inc. (a)	68,517
	Chemicals — 1.3%
1,400	Balchem Corp.	32,382
	Commercial Banks — 2.3%
1,100	United Bancshares, Inc.	25,245
600	Westamerica Bancorp	31,554
		56,799
	Commercial Services & Supplies — 3.9%
1,900	American Reprographics Co. (a)	31,635
1,900	Multi-Color Corp.	39,881
600	United Stationers, Inc. (a)	22,170
		93,686
	Computers & Peripherals — 0.7%
900	Stratasys, Inc. (a)	16,614
	Consumer Finance — 3.7%
3,400	Dollar Financial Corp. (a)	51,374
3,200	EZCORP, Inc., Class A (a)	40,800
		92,174
	Containers & Packaging — 1.4%
850	AptarGroup, Inc.	35,658
	Diversified Consumer Services — 1.8%
1,600	Steiner Leisure Ltd., (Bahamas) (a)	45,360
	Electric Utilities — 1.7%
2,000	Westar Energy, Inc.	43,020
	Electrical Equipment — 1.6%
850	Acuity Brands, Inc.	40,868
	Electronic Equipment & Instruments — 3.2%
5,400	Mercury Computer Systems, Inc. (a)	40,662
1,440	ScanSource, Inc. (a)	38,534
		79,196
	Energy Equipment & Services — 3.9%
1,700	Hornbeck Offshore Services, Inc. (a)	96,067
	Food & Staples Retailing — 1.3%
2,000	Winn-Dixie Stores, Inc. (a)	32,040
	Food Products — 1.4%
700	Ralcorp Holdings, Inc. (a)	34,608
	Health Care Equipment & Supplies — 1.8%
7,900	Power Medical Interventions, Inc. (a)	43,845
	Health Care Providers & Services — 5.5%
11,200	Five Star Quality Care, Inc. (a)	52,976
1,380	Healthways, Inc. (a)	40,848
1,000	IPC The Hospitalist Co., Inc. (a)	18,820
600	Owens & Minor, Inc.	27,414
		140,058
	Hotels, Restaurants & Leisure — 4.6%
3,130	Gaylord Entertainment Co. (a)	74,995
7,400	Ruby Tuesday, Inc.	39,960
		114,955
	Household Durables — 1.2%
900	Tupperware Brands Corp.	30,798
	Insurance — 2.4%
3,900	Castlepoint Holdings Ltd., (Bermuda)	35,451
500	RLI Corp.	24,735
		60,186
	Internet Software & Services — 12.6%
4,400	Knot, Inc. (The) (a)	43,032
4,000	Liquidity Services, Inc. (a)	46,120
15,300	Spark Networks, Inc. (a)	63,648
5,100	Switch & Data Facilities Co., Inc. (a)	86,648
75,500	Think Partnership, Inc. (a)	33,220
1,170	Vocus, Inc. (a)	37,639
		310,307
	Leisure Equipment & Products — 2.7%
15,800	Summer Infant, Inc. (a)	66,044
	Machinery — 1.1%
900	Hurco Cos., Inc. (a)	27,801
	Media — 8.1%
12,100	Alloy, Inc. (a)	87,483
16,300	Imax Corp., (Canada) (a)	111,492
		198,975
	Oil, Gas & Consumable Fuels — 4.4%
1,000	ATP Oil & Gas Corp. (a)	39,470
1,100	St. Mary Land & Exploration Co.	71,104
		110,574
	Personal Products — 3.1%
7,800	American Oriental Bioengineering, Inc., (China) (a)	76,986

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 0.8%
4,000	Somaxon Pharmaceuticals, Inc. (a)	19,080
	Real Estate Investment Trusts (REITs) — 1.8%
300	Kilroy Realty Corp.	14,109
900	National Retail Properties, Inc.	18,810
600	Senior Housing Properties Trust	11,718
		44,637
	Road & Rail — 2.2%
1,800	Heartland Express, Inc.	26,838
1,500	Knight Transportation, Inc.	27,450
		54,288
	Semiconductors & Semiconductor Equipment — 3.3%
13,800	PDF Solutions, Inc. (a)	82,110
	Software — 5.3%
6,700	BluePhoenix Solutions Ltd., (Israel) (a)	30,887
13,400	Callidus Software, Inc. (a)	67,000
5,700	Magma Design Automation, Inc. (a)	34,599
		132,486
	Textiles, Apparel & Luxury Goods — 1.1%
1,000	Weyco Group, Inc.	26,530
	Trading Companies & Distributors — 1.2%
1,200	Applied Industrial Technologies, Inc.	29,004
	Total Long-Term Investments (Cost $2,660,935)	2,423,276
Short-Term Investment — 3.6%
	Investment Company — 3.6%
89,976	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $89,976)	89,976
	Total Investments — 101.3% (Cost $2,750,911)	2,513,252
	Liabilities in Excess of Other Assets — (1.3)%	(32,390)
	NET ASSETS — 100.0%	$2,480,862

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   11

JPMorgan Intrinsic Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Common Stocks — 97.5%
	Aerospace & Defense — 1.1%
1,620	Spirit Aerosystems Holdings, Inc., Class A (a)	31,072
	Auto Components — 0.9%
420	Johnson Controls, Inc.	12,046
710	TRW Automotive Holdings Corp. (a)	13,114
		25,160
	Capital Markets — 2.8%
2,000	BGC Partners, Inc., Class A (a)	15,100
880	Morgan Stanley	31,742
1,590	TD AMERITRADE Holding Corp. (a)	28,763
		75,605
	Chemicals — 5.8%
1,100	Lanxess AG (Germany)	45,181
4,000	Rhodia S.A. (France)	73,185
800	Rohm & Haas Co.	37,152
		155,518
	Commercial Banks — 2.5%
1,680	Banco Santander S.A. (Spain)	30,650
420	Societe Generale (France)	36,414
		67,064
	Commercial Services & Supplies — 2.1%
490	Manpower, Inc.	28,538
1,190	Robert Half International, Inc.	28,524
		57,062
	Communications Equipment — 2.6%
2,140	Cisco Systems, Inc. (a)	49,776
870	Corning, Inc.	20,054
		69,830
	Construction & Engineering — 1.7%
1,440	KHD Humboldt Wedag International Ltd. (Hong Kong) (a)	45,403
	Consumer Finance — 3.3%
3,920	EZCORP, Inc., Class A (a)	49,980
2,620	First Cash Financial Services, Inc. (a)	39,274
		89,254
	Diversified Consumer Services — 0.5%
170	ITT Educational Services, Inc. (a)	14,047
	Diversified Financial Services — 2.4%
2,170	Onex Corp. (Canada)	63,906
	Electronic Equipment & Instruments — 4.7%
2,320	Arrow Electronics, Inc. (a)	71,270
1,990	Avnet, Inc. (a)	54,287
		125,557
	Energy Equipment & Services — 3.5%
1,350	Halliburton Co.	71,645
210	Schlumberger Ltd.	22,560
		94,205
	Food & Staples Retailing — 2.4%
2,320	Safeway, Inc.	66,236
	Health Care Providers & Services — 7.8%
670	Aetna, Inc.	27,155
1,100	Cardinal Health, Inc.	56,738
940	Community Health Systems, Inc. (a)	31,001
2,010	WellPoint, Inc. (a) (m)	95,797
		210,691
	Hotels, Restaurants & Leisure — 2.2%
760	International Game Technology	18,985
1,760	Royal Caribbean Cruises Ltd.	39,547
		58,532
	Insurance — 2.9%
4,430	Genworth Financial, Inc., Class A (m)	78,898
	IT Services — 3.2%
710	Fidelity National Information Services, Inc.	26,206
4,960	VeriFone Holdings, Inc. (a)	59,272
		85,478
	Machinery — 2.9%
2,410	Kennametal, Inc.	78,446
	Media — 5.3%
4,660	News Corp., Class A (m)	70,086
1,620	Time Warner Cable, Inc., Class A (a)	42,898
2,300	Virgin Media, Inc.	31,303
		144,287
	Metals & Mining — 1.8%
1,120	Vedanta Resources plc (United Kingdom)	48,367
	Oil, Gas & Consumable Fuels — 4.2%
2,780	El Paso Corp.	60,437
1,020	Marathon Oil Corp.	52,907
		113,344
	Pharmaceuticals — 5.1%
1,510	Merck & Co., Inc.	56,912
4,120	Schering-Plough Corp.	81,123
		138,035
	Real Estate Investment Trusts (REITs) — 7.8%
10,930	CapLease, Inc. (m)	81,866
9,670	iStar Financial, Inc. (m)	127,741
		209,607

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Management & Development — 2.3%
1,860	Brookfield Asset Management, Inc., Class A (Canada)	60,524
	Road & Rail — 3.3%
9,160	Hertz Global Holdings, Inc. (a) (m)	87,936
	Semiconductors & Semiconductor Equipment — 0.9%
580	Broadcom Corp., Class A (a)	15,828
600	Tessera Technologies, Inc. (a)	9,822
		25,650
	Software — 4.6%
1,940	CA, Inc.	44,795
1,040	Microsoft Corp.	28,610
2,600	Symantec Corp. (a)	50,310
		123,715
	Thrifts & Mortgage Finance — 6.3%
7,190	Countrywide Financial Corp.	30,558
1,370	FirstFed Financial Corp. (a)	11,015
6,160	Freddie Mac (m)	101,024
4,300	MGIC Investment Corp. (m)	26,273
		168,870
	Water Utilities — 0.6%
730	American Water Works Co., Inc. (a)	16,191
	Total Long-Term Investments (Cost $2,945,125)	2,628,490
Short-Term Investment — 6.7%
	Investment Company — 6.7%
180,104	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $180,104)	180,104
	Total Investments — 104.2% (Cost $3,125,229)	2,808,594
	Liabilities in Excess of Other Assets — (4.2)%	(113,226)
	NET ASSETS — 100.0%	$2,695,368

Percentages indicated are based on net assets.

OPTIONS WRITTEN
Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
MGIC Investment Corp., American Style	20.00	09/20/08	10	$(100)
WellPoint, Inc., American Style	60.00	09/20/08	3	(105)
(Premiums received of $2,291.)				$(205)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
iStar Financial, Inc., American Style	12.50	01/17/09	6	$(1,860)
Freddie Mac, American Style	20.00	01/16/10	22	(18,700)
Genworth Financial, Inc., Class A, American Style	22.50	09/20/08	15	(6,900)
HanesBrands, Inc., American Style	25.00	07/19/08	24	(1,200)
Hertz Global Holdings, Inc., American Style	10.00	09/20/08	28	(3,640)
Lehman Brothers Holdings, Inc., American Style	25.00	01/17/09	12	(9,660)
Lehman Brothers Holdings, Inc., American Style	30.00	01/17/09	10	(12,050)
MGIC Investment Corp., American Style	12.50	01/16/10	22	(10,780)
MGIC Investment Corp., American Style	15.00	01/17/09	28	(23,240)
News Corp., Class A, American Style	17.50	01/17/09	16	(3,200)
Verifone Holdings, Inc., American Style	12.50	10/18/08	24	(4,752)
WellPoint, Inc., American Style	45.00	01/17/09	5	(1,750)
WellPoint, Inc., American Style	50.00	12/20/08	5	(2,700)
(Premiums received of $76,583.)				$(100,432)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   13

JPMorgan U.S. Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

ADR —	American Depository Receipt

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   15

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008

	Dynamic Growth Fund	Dynamic Small Cap Core Fund	Intrinsic Value Fund
ASSETS:
Investments in non-affiliates, at value	$2,776,768	$2,423,276	$2,628,490
Investments in affiliates, at value	76,368	89,976	180,104
Total investment securities, at value	2,853,136	2,513,252	2,808,594
Cash	13	16	—
Foreign currency, at value	—	—	3,669
Receivables:
Investment securities sold	—	—	18,732
Interest and dividends	894	1,671	3,727
Tax reclaims	—	—	176
Due from advisor	6,754	7,780	21,486
Total Assets	2,860,797	2,522,719	2,856,384

LIABILITIES:
Payables:
Due to custodian	—	—	785
Investment securities purchased	—	—	8,253
Outstanding options written, at value	—	—	100,637
Accrued liabilities:
Shareholder servicing fees	476	435	481
Distribution fees	80	73	41
Custodian and accounting fees	6,056	6,040	6,092
Trustees’ and Chief Compliance Officer’s fees	2	—	3
Other	35,171	35,309	44,724
Total Liabilities	41,785	41,857	161,016
Net Assets	$2,819,012	$2,480,862	$2,695,368

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

	Dynamic Growth Fund	Dynamic Small Cap Core Fund	Intrinsic Value Fund
NET ASSETS:
Paid in capital	$2,993,832	$2,990,923	$2,999,879
Accumulated undistributed (distributions in excess of) net investment income	(2)	(2)	12,949
Accumulated net realized gains (losses)	(163,638)	(272,400)	20,906
Net unrealized appreciation (depreciation)	(11,180)	(237,659)	(338,366)
Total Net Assets	$2,819,012	$2,480,862	$2,695,368

Net Assets:
Class A	$93,849	$82,591	$44,887
Class C	93,578	82,353	44,811
Class R5	23,523	20,702	44,955
Select Class	2,608,062	2,295,216	2,560,715
Total	$2,819,012	$2,480,862	$2,695,368

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,668	6,668	3,333
Class C	6,667	6,667	3,333
Class R5	1,668	1,668	3,333
Select Class	185,082	185,071	190,001

Net Asset Value:
Class A — Redemption price per share	$14.07	$12.39	$13.47
Class C — Offering price per share (a)	14.04	12.35	13.44
Class R5 — Offering and redemption price per share	14.11	12.41	13.49
Select Class — Offering and redemption price per share	14.09	12.40	13.48
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.85	$13.08	$14.22

Cost of investments in non-affiliates	$2,787,948	$2,660,935	$2,945,125
Cost of investments in affiliates	76,368	89,976	180,104
Cost of foreign currency value	—	—	3,637
Premiums received from options written	—	—	78,874

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   17

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2008

	Dynamic Growth Fund (a)	Dynamic Small Cap Core Fund (a)	Intrinsic Value Fund (b)
INVESTMENT INCOME:
Dividend income	$7,768	$7,518	$21,280
Dividend income from affiliates (c)	2,860	3,445	1,882
Foreign taxes withheld	—	—	(853)
Total investment income	10,628	10,963	22,309

EXPENSES:
Investment advisory fees	9,769	10,165	6,519
Administration fees	1,643	1,577	1,023
Distribution fees:
Class A	136	130	42
Class C	406	390	125
Shareholder servicing fees:
Class A	136	130	42
Class C	135	130	42
Class R5	6	6	8
Select Class	3,766	3,617	2,382
Custodian and accounting fees	12,637	14,357	9,893
Professional fees	53,031	52,952	47,681
Trustees’ and Chief Compliance Officer’s fees	18	49	11
Printing and mailing costs	22,561	21,992	21,601
Registration and filing fees	1,996	2,004	2,519
Transfer agent fees	7,768	7,746	4,337
Other	2,141	496	2,091
Total expenses	116,149	115,741	98,316
Less amounts waived	(12,226)	(12,524)	(8,043)
Less expense reimbursements	(87,123)	(83,173)	(80,272)
Less earnings credits	(2)	(2)	(340)
Net expenses	16,798	20,042	9,661
Net investment income (loss)	(6,170)	(9,079)	12,648

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	(163,638)	(272,400)	18,058
Written options	—	—	2,848
Foreign currency transactions	—	—	180
Net realized gain (loss)	(163,638)	(272,400)	21,086
Change in net unrealized appreciation (depreciation) of:
Investments	(11,180)	(237,659)	(316,635)
Written options	—	—	(21,763)
Foreign currency translations	—	—	32
Change in net unrealized appreciation (depreciation)	(11,180)	(237,659)	(338,366)
Net realized/unrealized gains (losses)	(174,818)	(510,059)	(317,280)
Change in net assets resulting from operations	$(180,988)	$(519,138)	$(304,632)

(a)	Commencement of operations was November 30, 2007.

(b)	Commencement of operations was February 28, 2008.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Dynamic Growth Fund (a)	Dynamic Small Cap Core Fund (a)	Intrinsic Value Fund (b)
	Period Ended 6/30/2008	Period Ended 6/30/2008	Period Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,170)	$(9,079)	$12,648
Net realized gain (loss)	(163,638)	(272,400)	21,086
Change in net unrealized appreciation (depreciation)	(11,180)	(237,659)	(338,366)
Change in net assets resulting from operations	(180,988)	(519,138)	(304,632)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(29)	(23)	—
Class R5
From net investment income	(14)	(13)	—
Select Class
From net investment income	(1,215)	(1,075)	—
Total distributions to shareholders	(1,258)	(1,111)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,001,258	3,001,111	3,000,000

NET ASSETS:
Change in net assets	2,819,012	2,480,862	2,695,368
Beginning of period	—	—	—
End of period	$2,819,012	$2,480,862	$2,695,368
Accumulated undistributed (distributions in excess of) net investment income	$(2)	$(2)	$12,949

(a)	Commencement of operations was November 30, 2007.

(b)	Commencement of operations was February 28, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	Dynamic Growth Fund (a)	Dynamic Small Cap Core Fund (a)	Intrinsic Value Fund (b)
	Period Ended 6/30/2008	Period Ended 6/30/2008	Period Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$100,000	$100,000	$50,000
Dividends and distributions reinvested	29	23	—
Change in net assets from Class A capital transactions	$100,029	$100,023	$50,000
Class C
Proceeds from shares issued	$100,000	$100,000	$50,000
Change in net assets from Class C capital transactions	$100,000	$100,000	$50,000
Class R5
Proceeds from shares issued	$25,000	$25,000	$50,000
Dividends and distributions reinvested	14	13	—
Change in net assets from R5 Class capital transactions	$25,014	$25,013	$50,000
Select Class
Proceeds from shares issued	$2,775,000	$2,775,000	$2,850,000
Dividends and distributions reinvested	1,215	1,075	—
Change in net assets from Select Class capital transactions	$2,776,215	$2,776,075	$2,850,000

Total change in net assets from capital transactions	$3,001,258	$3,001,111	$3,000,000

SHARE TRANSACTIONS:
Class A
Issued	6,666	6,666	3,333
Reinvested	2	2	—
Change in Class A Shares	6,668	6,668	3,333
Class C
Issued	6,667	6,667	3,333
Change in Class C Shares	6,667	6,667	3,333
Class R5
Issued	1,667	1,667	3,333
Reinvested	1	1	—
Change in R5 Class Shares	1,668	1,668	3,333
Select Class
Issued	185,000	185,000	190,001
Reinvested	82	71	—
Change in Select Class Shares	185,082	185,071	190,001

(a)	Commencement of operations was November 30, 2007.

(b)	Commencement of operations was on February 28, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Dynamic Growth Fund
Class A
November 30, 2007 (e) through June 30, 2008	$15.00	$(0.05)	$(0.88)	$(0.93)	$— (f)	$14.07

Class C
November 30, 2007 (e) through June 30, 2008	15.00	(0.09)	(0.87)	(0.96)	—	14.04

Class R5
November 30, 2007 (e) through June 30, 2008	15.00	(0.01)	(0.87)	(0.88)	(0.01)	14.11

Select Class
November 30, 2007 (e) through June 30, 2008	15.00	(0.03)	(0.87)	(0.90)	(0.01)	14.09

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Amount rounds to less than $0.01.

(g)	Due to size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

(6.17)%	$94	1.25%	(0.60)%	7.36	%(g)	24%

(6.40)	94	1.75	(1.10)	7.86	(g)	24

(5.88)	23	0.80	(0.15)	6.90	(g)	24

(6.02)	2,608	1.00	(0.35)	7.11	(g)	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Dynamic Small Cap Core Fund
Class A
November 30, 2007 (e) through June 30, 2008	$15.00	$(0.06)	$(2.55)	$(2.61)	$— (f)	$12.39

Class C
November 30, 2007 (e) through June 30, 2008	15.00	(0.10)	(2.55)	(2.65)	—	12.35

Class R5
November 30, 2007 (e) through June 30, 2008	15.00	(0.03)	(2.55)	(2.58)	(0.01)	12.41

Select Class
November 30, 2007 (e) through June 30, 2008	15.00	(0.04)	(2.55)	(2.59)	(0.01)	12.40

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Amount rounds to less than $0.01.

(g)	Due to size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

(17.38)%	$83	1.50%	(0.80)%	7.64	%(g)	76%

(17.67)	82	2.00	(1.30)	8.13	(g)	76

(17.22)	21	1.05	(0.35)	7.17	(g)	76

(17.30)	2,295	1.25	(0.55)	7.38	(g)	76

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Intrinsic Value Fund
Class A
February 28,2008 (e) through June 30, 2008	$15.00	$0.05	$(1.58)	$(1.53)	$13.47

Class C
February 28,2008 (e) through June 30, 2008	15.00	0.03	(1.59)	(1.56)	13.44

Class R5
February 28,2008 (e) through June 30, 2008	15.00	0.07	(1.58)	(1.51)	13.49

Select Class
February 28,2008 (e) through June 30, 2008	15.00	0.06	(1.58)	(1.52)	13.48

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Due to size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

(10.20)%	$45	1.20%	1.02%	10.05	%(f)	29%

(10.40)	45	1.70	0.52	10.55	(f)	29

(10.07)	45	0.75	1.48	9.60	(f)	29

(10.13)	2,560	0.95	1.28	9.80	(f)	29

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class
Dynamic Small Cap Core Fund	Class A, Class C, Class R5 and Select Class
Intrinsic Value Fund	Class A, Class C, Class R5 and Select Class

The Dynamic Growth Fund and the Dynamic Small Cap Growth Fund commenced operations on November 30, 2007. The Intrinsic Value Fund commenced operations on February 28, 2008. Currently, the Funds are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

28   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Funds’ assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Dynamic Growth Fund
Level 1	$2,666,747	$—	$—
Level 2	186,389	—	—
Level 3	—	—	—
Total	$2,853,136	$—	$—

Dynamic Small Cap Core Fund
Level 1	$2,513,252	$—	$—
Level 2	—	—	—
Level 3	—	—	—
Total	$2,513,252	$—	$—

Intrinsic Value Fund
Level 1	$2,574,797	$(100,637)	$—
Level 2	233,797	—	—
Level 3	—	—	—
Total	$2,808,594	$(100,637)	$—

*	Other financial instruments include futures, forwards and swap contracts.

†	Liabilities in securities sold short may include written options.

B.  Foreign Currency Translation — The books and records of the Intrinsic Value Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Intrinsic Value Fund are presented at the foreign exchange rates and market values at the close of the period, the Intrinsic Value Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Intrinsic Value Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C.  Written Options — When the Intrinsic Value Fund writes an option, an amount equal to the premium received by the Intrinsic Value Fund is included in the Intrinsic Value Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Intrinsic Value Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Intrinsic Value Fund writes options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Uncovered call options subject the Intrinsic Value Fund to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Intrinsic Value Fund to loss only to the extent of the value of the underlying security. The Intrinsic Value Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

As of June 30, 2008, the Intrinsic Value Fund had written options contracts outstanding as listed on its Schedule of Portfolio Investments. Transactions in written options during the period ended June 30, 2008 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at February 28, 2008	—	$—
Options written	248	86,399
Options terminated in closing purchase transactions	(18)	(7,525)
Options outstanding at June 30, 2008	230	78,874

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Foreign Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements.

G.  Foreign Income Taxes — The Intrinsic Value Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Intrinsic Value Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Dynamic Growth Fund	$(7,426)	$7,426	$—
Dynamic Small Cap Core Fund	(10,188)	10,188	—
Intrinsic Value Fund	(121)	301	(180)

The reclassifications relate primarily to foreign currency gains or losses, net operating loss, non-deductible expenses and taxable overdistributions.

30   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

I.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Growth Fund	0.60%
Dynamic Small Cap Core Fund	0.65
Intrinsic Value Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the period ended June 30, 2008 were as follows:

Dynamic Growth Fund	$178
Dynamic Small Cap Core Fund	204
Intrinsic Value Fund	93

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Dynamic Growth Fund	0.25%	0.75%
Dynamic Small Cap Core Fund	0.25	0.75
Intrinsic Value Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2008, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

	Class A	Class C	Class R5	Select Class
Dynamic Growth Fund	0.25%	0.25%	0.05%	0.25%
Dynamic Small Cap Core Fund	0.25	0.25	0.05	0.25
Intrinsic Value Fund	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
Dynamic Growth Fund	1.25%	1.75%	0.80%	1.00%
Dynamic Small Cap Core Fund	1.50	2.00	1.05	1.25
Intrinsic Value Fund	1.20	1.70	0.75	0.95

The contractual expense limitation agreements were in effect for the period ended June 30, 2008. The contractual expense limitation percentages in the table above are in place until at least November 30, 2008, except for the Intrinsic Value Fund which is in place until at least February 28, 2009.

For the period ended June 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Growth Fund	$9,769	$1,643	$814	$12,226	$87,123
Dynamic Small Cap Core Fund	10,165	1,577	782	12,524	83,173
Intrinsic Value Fund	6,519	1,023	501	8,043	80,272

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended June 30, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

32   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Growth Fund	$3,619,913	$668,327
Dynamic Small Cap Core Fund	4,922,750	1,989,415
Intrinsic Value Fund	3,719,473	788,204

During the period ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Growth Fund	$2,864,316	$250,157	$261,337	$(11,180)
Dynamic Small Cap Core Fund	2,781,138	179,486	447,372	(267,886)
Intrinsic Value Fund	3,138,432	103,356	433,194	(329,838)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal period ended June 30, 2008 was as follows:

	Total Distribution Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dynamic Growth Fund	$1,258	$—	$1,258
Dynamic Small Cap Core Fund	1,111	—	1,111

At June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Growth Fund	$—	$—	$(11,180)
Dynamic Small Cap Core Fund	—	—	(267,886)
Intrinsic Value Fund	46,506	552	(351,569)

For the Funds, the cumulative timing differences primarily consist of post-October loss deferrals and wash sale loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2008, the Funds deferred to July 1, 2008 post October capital losses of:

Capital Losses
Dynamic Growth Fund	$163,638
Dynamic Small Cap Core Fund	242,172

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2008, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ investment advisor. Once the Funds’ shares are sold to the public, the Funds’ investment advisor or an affiliate may from time to time exercise discretion on behalf of its clients with respect to the purchase or a sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Intrinsic Value Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2008, a portion of the Intrinsic Value Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and dividend income from such securities.

34   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Dynamic Growth Fund,
JPMorgan Dynamic Small Cap Core Fund and JPMorgan Intrinsic Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Growth Fund, JPMorgan Dynamic Small Cap Core Fund, and JPMorgan Intrinsic Value Fund (each a separate fund of JPMorgan Trust I, hereafter collectively referred to as the “Funds”) at June 30, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2008

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   35

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	146	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	146	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	146
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	146	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	146	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	146	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	146	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

36   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	146	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	146	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	146	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	146	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	146
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (146 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   37

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephanie J. Dorsey (1969), Assistant Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

38   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008	Annualized Expense Ratio
Dynamic Growth Fund
Class A
Actual**	$1,000.00	$938.30	$6.02	1.25%
Hypothetical**	1,000.00	1,018.65	6.27	1.25
Class C
Actual**	1,000.00	936.00	8.42	1.75
Hypothetical**	1,000.00	1,016.16	8.77	1.75
Class R5
Actual**	1,000.00	941.20	3.86	0.80
Hypothetical**	1,000.00	1,020.89	4.02	0.80
Select Class
Actual**	1,000.00	939.80	4.82	1.00
Hypothetical**	1,000.00	1,019.89	5.02	1.00

Dynamic Small Cap Core Fund
Class A
Actual**	1,000.00	826.20	6.81	1.50
Hypothetical**	1,000.00	1,017.40	7.52	1.50
Class C
Actual**	1,000.00	823.30	9.07	2.00
Hypothetical**	1,000.00	1,014.92	10.02	2.00
Class R5
Actual**	1,000.00	827.80	4.77	1.05
Hypothetical**	1,000.00	1,019.64	5.27	1.05

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   39

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008	Annualized Expense Ratio
Select Class
Actual**	$1,000.00	$827.00	$5.68	1.25%
Hypothetical**	1,000.00	1,018.65	6.27	1.25

Intrinsic Value Fund
Class A
Actual*	1,000.00	898.00	3.83	1.20
Hypothetical**	1,000.00	1,018.90	6.02	1.20
Class C
Actual*	1,000.00	896.00	5.42	1.70
Hypothetical**	1,000.00	1,016.41	8.52	1.70
Class R5
Actual*	1,000.00	899.30	2.39	0.75
Hypothetical**	1,000.00	1,021.13	3.77	0.75
Select Class
Actual*	1,000.00	898.70	3.03	0.95
Hypothetical**	1,000.00	1,020.14	4.77	0.95

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 94/366 (to reflect the one-half year period). The Fund commenced operations on February 28, 2008.

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

40   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Dynamic Growth Fund	$1,258
Dynamic Small Cap Core Fund	1,111

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   41

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	AN-DYN-608

ANNUAL REPORT
PERIOD ENDED JUNE 30, 2008

JPMorgan Funds

U.S. Equity

Funds

JPMorgan Value Discovery Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Trustees	20
Officers	22
Schedule of Shareholder Expenses	23
Tax Letter	24

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this annual report for the JPMorgan Value Discovery Fund. Inside, you’ll find information detailing the performance of the Fund for the period ended June 30, 2008, along with a report from the portfolio managers.

“Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges throughout the last several months, as negative news affected the financial markets and U.S. economy. Problems in other segments of the economy — including fallout from the weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the stock market.

As these problems gained momentum, volatility increased and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth. The Fed launched an aggressive easing campaign in September 2007 that cut the fed funds target rate from 5.25% to 2.00% by the end of June 2008.

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

Performance falls in June

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   1

JPMorgan Value Discovery Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	September 28, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$2,405,551
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Discovery Fund, which seeks long-term capital appreciation,* returned –19.76%** (Select Class Shares) for the period from inception on September 28, 2007 through June 30, 2008, compared to the –18.89% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to an underweight in the energy sector and stock selection in the healthcare sector. Volatility throughout the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Freddie Mac, the government-sponsored enterprise providing support to the U.S. residential mortgage market, detracted from performance. The company’s shares declined due to higher credit costs from increased loan delinquencies and continued housing market woes that have affected its mortgage portfolio. Much of the stock’s recent volatility was caused by uncertainty about when federal assistance would become available and whether it would be enough. However, these concerns were eased somewhat by subsequent pledges of support from the U.S. government. Ambac Financial Group Inc., an insurer of asset-backed securities, also hurt returns. The company was impacted by continued credit market turmoil and concerns about its exposure to sub-prime mortgages. In addition, the company’s shares declined further when it announced losses in its credit derivative portfolio and additional credit-related write-downs.

On the positive side, stock selection in the information technology and consumer staples sectors helped returns. At the individual stock level, discount retailer Wal-Mart Stores Inc. contributed to performance. The company reported an increase in same-store sales for February and outpaced rival Target for the first time since August 2004. The better-than-expected same-store sales was attributed to discounting prices sooner and on more items than competitors, a tactic that lured consumers coping with a depressed housing market, as well as higher food and fuel costs. Management also did a better job handling inventory, which analysts acknowledged. Aflac Inc., a supplemental life insurance company, also aided results. The company’s shares increased due to improved sales trends in Japan and the U.S. as well as strong earnings results. In addition, management raised guidance in expectation of double-digit earnings growth. Lastly, the company had no exposure to sub-prime or Alt-A residential mortgages.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund invested primarily in equity securities of large U.S. companies, which possessed market capitalizations similar to those within the universe of the benchmark. It also invested in securities across all market capitalizations that offered attractive opportunities. Options were utilized to enhance income, protect the value of Fund’s securities and increase the return-to-risk ratio for particular investments.

Specifically, the Fund employed options in predominantly two strategies: the sale of calls and the sale of puts. Both strategies involved the sale of elevated volatility in a particular equity to collect an attractive up-front premium, thereby augmenting the total return from an investment. Specifically, puts were sold on equities that the managers targeted to acquire at lower prices. Calls were sold on existing holdings when the managers perceived limited near-term upside but still deemed the equity attractive over a longer time horizon. The Fund used convertible bonds to invest in various companies. These bonds provided attractive returns relative to traditional equities. Also, these bonds were senior instruments in the capital structure, which provided another layer of protection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Verizon Communications, Inc.	3.7%
2.	Wal-Mart Stores, Inc.	3.7
3.	El Paso Corp.	3.3
4.	Comcast Corp., Special Class A	3.0
5.	Philip Morris International, Inc.	2.9
6.	Home Depot, Inc.	2.8
7.	International Business Machines Corp.	2.7
8.	Merck & Co., Inc.	2.5
9.	Travelers Cos., Inc. (The)	2.3
10.	Microsoft Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	16.3%
Financials	15.1
Information Technology	12.4
Energy	11.2
Consumer Staples	10.1
Health Care	6.1
Industrials	5.9
Telecommunication Services	4.6
Materials	3.6
Utilities	2.4
Short-Term Investment	12.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	9/28/07
Without Sales Charge		(19.92)%
With Sales Charge*		(24.12)
CLASS C SHARES	9/28/07
Without CDSC		(20.23)
With CDSC**		(21.23)
CLASS R5 SHARES***	9/28/07	(19.70)
SELECT CLASS SHARES	9/28/07	(19.76)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

***	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

LIFE OF FUND PERFORMANCE (9/28/07 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Value Discovery Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from September 28, 2007 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, the Fund has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   3

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 87.8%
	Common Stocks — 86.7%
	Aerospace & Defense — 2.5%
1,216	Spirit Aerosystems Holdings, Inc., Class A (a)	23,323
610	United Technologies Corp.	37,637
		60,960
	Auto Components — 2.5%
1,120	Johnson Controls, Inc.	32,121
612	WABCO Holdings, Inc.	28,434
		60,555
	Capital Markets — 3.1%
250	Merrill Lynch & Co., Inc.	7,928
930	Morgan Stanley	33,545
1,800	TD AMERITRADE Holding Corp. (a)	32,562
		74,035
	Chemicals — 1.2%
634	Rohm & Haas Co.	29,443
	Commercial Banks — 1.1%
346	PNC Financial Services Group, Inc.	19,757
200	Zions Bancorp	6,298
		26,055
	Communications Equipment — 4.6%
1,570	Cisco Systems, Inc. (a)	36,518
1,827	Corning, Inc.	42,112
740	QUALCOMM, Inc.	32,834
		111,464
	Computers & Peripherals — 5.6%
965	Hewlett-Packard Co.	42,663
550	International Business Machines Corp.	65,191
747	Lexmark International, Inc., Class A (a)	24,972
		132,826
	Construction Materials — 1.1%
1,101	Cemex S.A.B. de C.V. ADR (Mexico) (a)	27,183
	Consumer Finance — 2.1%
759	American Express Co.	28,591
584	Capital One Financial Corp.	22,198
		50,789
	Containers & Packaging — 1.3%
620	Ball Corp.	29,599
	Diversified Financial Services — 2.8%
1,505	Bank of America Corp.	35,924
1,810	Citigroup, Inc.	30,336
		66,260
	Diversified Telecommunication Services — 4.6%
650	AT&T, Inc.	21,899
2,540	Verizon Communications, Inc.	89,916
		111,815
	Electric Utilities — 1.3%
589	Edison International	30,263
	Energy Equipment & Services — 1.4%
380	Baker Hughes, Inc.	33,189
	Food & Staples Retailing — 6.1%
420	CVS/Caremark Corp.	16,619
1,462	Safeway, Inc.	41,740
1,580	Wal-Mart Stores, Inc.	88,797
		147,156
	Health Care Providers & Services — 1.5%
700	Community Health Systems, Inc. (a)	23,086
527	UnitedHealth Group, Inc.	13,834
		36,920
	Hotels, Restaurants & Leisure — 1.5%
685	Royal Caribbean Cruises Ltd.	15,392
1,130	Wyndham Worldwide Corp.	20,238
		35,630
	Household Durables — 1.0%
390	Fortune Brands, Inc.	24,340
	Insurance — 5.1%
457	Aflac, Inc. (m)	28,700
1,350	Genworth Financial, Inc., Class A	24,044
280	Prudential Financial, Inc.	16,727
1,298	Travelers Cos., Inc. (The)	56,332
		125,803
	Machinery — 1.5%
246	Dover Corp.	11,899
610	Oshkosh Corp.	12,621
270	PACCAR, Inc.	11,294
		35,814
	Media — 5.5%
3,895	Comcast Corp., Special Class A	73,069
1,770	News Corp., Class A	26,621
1,080	Walt Disney Co. (The)	33,696
		133,386
	Multiline Retail — 1.1%
705	J.C. Penney Co., Inc.	25,584

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 1.1%
680	PG&E Corp.	26,989
	Oil, Gas & Consumable Fuels — 9.8%
237	Apache Corp.	32,943
361	ConocoPhillips	34,075
3,641	El Paso Corp.	79,155
886	Marathon Oil Corp. (m)	45,957
484	Occidental Petroleum Corp.	43,492
		235,622
	Pharmaceuticals — 4.6%
1,571	Merck & Co., Inc.	59,211
1,280	Schering-Plough Corp.	25,203
540	Wyeth	25,898
		110,312
	Road & Rail — 1.9%
734	Norfolk Southern Corp.	46,000
	Software — 2.2%
1,962	Microsoft Corp.	53,975
	Specialty Retail — 2.8%
2,847	Home Depot, Inc.	66,677
	Textiles, Apparel & Luxury Goods — 0.8%
726	Hanesbrands, Inc. (a)	19,704
	Thrifts & Mortgage Finance — 0.9%
1,050	Freddie Mac	17,220
670	MGIC Investment Corp.	4,094
		21,314
	Tobacco — 4.1%
1,395	Altria Group, Inc.	28,681
1,395	Philip Morris International, Inc.	68,899
		97,580
	Total Common Stocks (Cost $2,434,690)	2,087,242

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Convertible Bond — 1.1%
	Media — 1.1%
25,000	Liberty Media LLC, 3.13%, 03/30/23 (Cost $25,473)	26,063
	Total Long-Term Investments (Cost $2,460,163)	2,113,305

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)
	Option Purchased — 0.0% (g)
	Call Option Purchased — 0.0% (g)
4	Marathon Oil Corp., Expiring 07/19/08 @ $65.00, American Style (Cost $452)	16

SHARES
Short-Term Investment — 12.3%
	Investment Company — 12.3%
295,345	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $295,345)	295,345
	Total Investments — 100.1% (Cost $2,755,960)	2,408,666
	Liabilities in Excess of Other Assets — (0.1)%	(3,115)
	NET ASSETS — 100.0%	$2,405,551

Percentages indicated are based on net assets.

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
Aflac, Inc.	$70.00	07/19/08	4	$(40)
(Premiums received of $228.)

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
Family Dollar Stores	$17.50	07/19/08	14	$(350)
Marathon Oil Corp.	40.00	07/19/08	4	(36)
PACCAR, Inc.	45.00	07/19/08	3	(1,050)
Zions Bancorp	25.00	07/19/08	8	(480)
(Premiums received of $2,193.)				$(1,916)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   5

JPMorgan Value Discovery Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008

Value Discovery Fund
ASSETS:
Investments in non-affiliates, at value	$2,113,321
Investments in affiliates, at value	295,345
Total investment securities, at value	2,408,666
Cash	36
Receivables:
Investment securities sold	41,460
Interest and dividends	3,529
Due from advisor	3,636
Total Assets	2,457,327

LIABILITIES:
Payables:
Outstanding options written, at value	1,956
Accrued liabilities:
Shareholder servicing fees	416
Distribution fees	70
Custodian and accounting fees	8,911
Trustees’ and Chief Compliance Officer’s fees	8
Other	40,415
Total Liabilities	51,776
Net Assets	$2,405,551

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (continued)

Value Discovery Fund
NET ASSETS:
Paid in capital	$3,019,122
Accumulated undistributed (distributions in excess of) net investment income	1,170
Accumulated net realized gains (losses)	(267,912)
Net unrealized appreciation (depreciation)	(346,829)
Total Net Assets	$2,405,551

Net Assets:
Class A	$80,053
Class C	79,755
Class R5 (a)	20,081
Select Class	2,225,662
Total	$2,405,551

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,706
Class C	6,681
Class R5 (a)	1,683
Select Class	186,481

Net Asset Value:
Class A — Redemption price per share	$11.94
Class C — Offering price per share (b)	11.94
Class R5 (a) — Offering and redemption price per share	11.93
Select Class — Offering and redemption price per share	11.94
Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$12.60

Cost of investments in non-affiliates	$2,460,615
Cost of investments in affiliates	295,345
Premiums received from options written	2,421

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2008 (a)

Value Discovery Fund
INVESTMENT INCOME:
Dividend income	$36,114
Dividend income from affiliates (b)	3,672
Interest income	190
Total investment income	39,976

EXPENSES:
Investment advisory fees	13,033
Administration fees	2,011
Distribution fees:
Class A	167
Class C	500
Shareholder servicing fees:
Class A	167
Class C	167
Class R5 (c)	8
Select Class	4,637
Custodian and accounting fees	16,629
Professional fees	62,142
Trustees’ and Chief Compliance Officer’s fees	24
Printing and mailing costs	19,357
Registration and filing fees	1,708
Transfer agent fees	11,318
Other	5,143
Total expenses	137,011
Less amounts waived	(16,047)
Less earnings credits	(2,245)
Less expense reimbursements	(99,037)
Net expenses	19,682
Net investment income (loss)	20,294

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	(271,821)
Written options	3,907
Net realized gain (loss)	(267,914)
Change in net unrealized appreciation (depreciation) of:
Investments	(347,294)
Written options	465
Change in net unrealized appreciation (depreciation)	(346,829)
Net realized/unrealized gains (losses)	(614,743)
Change in net assets resulting from operations	$(594,449)

(a)	Commencement of operations was September 28, 2007.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (a)

Value Discovery Fund
Period Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,294
Net realized gain (loss)	(267,914)
Change in net unrealized appreciation (depreciation)	(346,829)
Change in net assets resulting from operations	(594,449)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(496)
Class C
From net investment income	(175)
Class R5 (b)
From net investment income	(201)
Select Class
From net investment income	(18,494)
Total distributions to shareholders	(19,366)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,019,366

NET ASSETS:
Change in net assets	2,405,551
Beginning of period	—
End of period	$2,405,551
Accumulated undistributed (distributions in excess of) net investment income	$1,170

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Value Discovery Fund
Period Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$100,000
Dividends and distributions reinvested	496
Change in net assets from Class A capital transactions	$100,496
Class C
Proceeds from shares issued	$100,000
Dividends and distributions reinvested	175
Change in net assets from Class C capital transactions	$100,175
Class R5 (b)
Proceeds from shares issued	$25,000
Dividends and distributions reinvested	201
Change in net assets from Class R5 capital transactions	$25,201
Select Class
Proceeds from shares issued	$2,775,000
Dividends and distributions reinvested	18,494
Change in net assets from Select Class capital transactions	$2,793,494

Total change in net assets from capital transactions	$3,019,366

SHARE TRANSACTIONS:
Class A
Issued	6,667
Reinvested	39
Change in Class A Shares	6,706
Class C
Issued	6,667
Reinvested	14
Change in Class C Shares	6,681
Class R5 (b)
Issued	1,667
Reinvested	16
Change in Class R5 Shares	1,683
Select Class
Issued	185,000
Reinvested	1,481
Change in Select Class Shares	186,481

(a)	Commencement of operations was September 28, 2007.

(b)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Class A
September 28, 2007 (e) through June 30, 2008	$15.00	$0.08	$(3.07)	$(2.99)	$(0.07)
Class C
September 28, 2007 (e) through June 30, 2008	15.00	0.03	(3.06)	(3.03)	(0.03)
Class R5 (f)
September 28, 2007 (e) through June 30, 2008	15.00	0.12	(3.07)	(2.95)	(0.12)
Select Class
September 28, 2007 (e) through June 30, 2008	15.00	0.10	(3.06)	(2.96)	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits of 0.11%.

(e)	Commencement of operations.

(f)	Effective November 30, 2007, Class R Shares were renamed Class R5 Shares.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ 11.94	(19.92)%	$80	1.20%	0.79%	7.07	%(g)	42%

11.94	(20.23)	80	1.70	0.29	7.57	(g)	42

11.93	(19.70)	20	0.75	1.25	6.61	(g)	42

11.94	(19.76)	2,226	0.95	1.05	6.81	(g)	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Value Discovery Fund	Class A, Class C, Class R5 and Select Class

The Fund commenced operations on September 28, 2007. Currently, the Fund is not publicly offered for investment.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B.  Written Options — When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Fund writes options on securities. These options are settled for cash. Uncovered call options subject the Fund to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Fund to loss only to the extent of

14   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

the value of the underlying security. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of June 30, 2008, the Fund had written options contracts outstanding as listed on its Schedule of Portfolio Investments. Transactions in written options during the period ended June 30, 2008 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at September 28, 2007	—	$—
Options written	45	6,392
Options exercised or terminated in closing purchase transactions	12	3,971
Options outstanding at June 30, 2008	33	$2,421

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust is allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the implementation of the Interpretation did not have an impact on the Fund’s financial statements.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(244)	$242	$2

The reclassifications for the Fund relate primarily to investments in partnerships and non-deductible expenses and 12b-1 fee.

G.  Recent Accounting Pronouncements — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.65% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the period ended June 30, 2008 was approximately $190.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2008 the annualized effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2008, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

16   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Class A	Class C	Class R5	Select Class
1.20%	1.70%	0.75%	0.95%

The contractual expense limitation agreements were in effect for the period ended June 30, 2008. The expense limitation percentages in the table above are in place until at least October 31, 2008.

For the period ended June 30, 2008, the Fund’s service providers waived fees and reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$13,033	$2,011	$1,003	$16,047	$99,037

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2008, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended June 30, 2008, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,748,133	$1,016,144

During the period ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,803,304	$54,427	$449,065	$(394,638)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the period ended June 30, 2008 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$19,366	$19,366

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

At June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,173	$(6,665)	$(394,173)

The cumulative timing differences primarily consist of wash sale loss deferrals and post October loss deferrals.

As of June 30, 2008, the Fund had net capital loss carryforwards, which are available to offset future realized gains:

2016	Total
$6,665	$6,665

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended June 30, 2008, the Fund deferred to July 1, 2008 post October capital losses of $213,903.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Fund had no borrowings outstanding at June 30, 2008, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

18   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders
of the Value Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Discovery Fund (hereafter referred to as the “Fund”) at June 30, 2008, the result of its operations, the change in its net assets and the financial highlights for the period September 28, 2007 (commencement of operations) through June 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2008

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   19

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	146	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	146	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	146
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	146	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	146	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	146	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	146	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

20   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	146	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	146	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	146	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	146	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	146
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (146 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   21

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

22   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$876.40	$5.60	1.20%
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class C
Actual	1,000.00	874.10	7.92	1.70
Hypothetical	1,000.00	1,016.41	8.52	1.70
Class R5**
Actual	1,000.00	877.80	3.50	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Select Class
Actual	1,000.00	877.60	4.43	0.95
Hypothetical	1,000.00	1,020.14	4.77	0.95

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

JUNE 30, 2008        JPMORGAN U.S. EQUITY FUNDS   23

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividend Received Deductions (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended June 30, 2008.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
Value Discovery Fund	$19,366

24   JPMORGAN U.S. EQUITY FUNDS        JUNE 30, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	AN-VD-608

ANNUAL REPORT JUNE 30, 2008

JPMorgan Funds

JPMorgan

SmartRetirement

Funds

JPMorgan SmartRetirement Income Fund®
JPMorgan SmartRetirement 2010 FundSM
JPMorgan SmartRetirement 2015 FundSM
JPMorgan SmartRetirement 2020 FundSM
JPMorgan SmartRetirement 2025 FundSM
JPMorgan SmartRetirement 2030 FundSM
JPMorgan SmartRetirement 2035 FundSM
JPMorgan SmartRetirement 2040 FundSM
JPMorgan SmartRetirement 2045 FundSM
JPMorgan SmartRetirement 2050 FundSM

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan SmartRetirement Income Fund	2
JPMorgan SmartRetirement 2010 Fund	4
JPMorgan SmartRetirement 2015 Fund	6
JPMorgan SmartRetirement 2020 Fund	8
JPMorgan SmartRetirement 2025 Fund	10
JPMorgan SmartRetirement 2030 Fund	12
JPMorgan SmartRetirement 2035 Fund	14
JPMorgan SmartRetirement 2040 Fund	16
JPMorgan SmartRetirement 2045 Fund	18
JPMorgan SmartRetirement 2050 Fund	20
Schedules of Portfolio Investments	22
Financial Statements	40
Financial Highlights	58
Notes to Financial Statements	66
Report of Independent Registered Public Accounting Firm	78
Trustees	79
Officers	81
Schedule of Shareholder Expenses	82
Tax Letter	86

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this annual report for the JPMorgan SmartRetirement Funds. Inside, you’ll find information detailing the performance of the Funds for the period ended June 30, 2008, along with a report from the portfolio managers.

“Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth.”

Credit, housing problems fuel volatility

Investors faced significant challenges during the period, as negative news impacted the financial markets and U.S. economy. In particular, the credit crisis became more widespread, and several companies revealed large losses from debt exposure. Additionally, recession fears, declining home values, soaring energy prices, a weak U.S. dollar and rising inflation kept investors on edge.

Volatility increased during the period, as market liquidity shrank. Investors shunned riskier assets in favor of the perceived safety of U.S. Treasury securities and other high-quality bonds. As investors flocked to Treasuries, yields plummeted and credit spreads widened to record levels. The two-year Treasury yield, for example, declined 224 basis points (bps) from 4.87% to 2.63% during the period, and the 10-year Treasury yield fell 104 bps from 5.03% to 3.99%.

Fed takes decisive action

Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth. The Fed launched an aggressive easing campaign in September 2007 that cut the fed funds target rate from 5.25% to 2.00% by the end of the reporting period.

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

Stock returns turn sharply negative

For most of 2007, stock performance was generally healthy. But, late in the calendar year, problems in other segments of the economy — including fallout from the weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the stock market.

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –13.12%, while large-, mid- and small-cap stocks returned –12.36%, –11.19% and –16.19%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

In the risk-averse climate, bond returns strongly surpassed stock returns for the period. The Lehman Brothers U.S. Aggregate Index returned 7.12%, with Treasuries offering the best performance. The Lehman Brothers U.S. Treasury Index returned 10.33% for the period. At the opposite end of the quality spectrum, high-yield bonds retreated, returning –2.26%, as measured by the Lehman U.S. Corporate High Yield Index.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   1

JPMorgan SmartRetirement Income Fund®

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$99,587,280
Primary Benchmark	Lehman Brothers U.S. Aggregate Index
Secondary Benchmark	Russell 3000 Index
Composite Benchmark	SmartRetirement Income Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement Income Fund®, which seeks current income and some capital appreciation,* returned –2.88% (Institutional Class Shares) for the 12 months ended June 30, 2008. The Fund’s performance is compared to both a broad-based fixed income and equity benchmark. The Fund’s primary benchmark, the Lehman Brothers U.S. Aggregate Index, returned 7.12%, while the Fund’s secondary benchmark, the Russell 3000 Index, returned –12.69%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index returned 0.41%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its primary and composite benchmarks for the period due to fund selection among emerging markets equity and fixed income. The Fund outperformed its secondary benchmark, with fund selection in large caps and small caps contributing to performance.

In asset allocation terms, the Fund’s overweight in large-caps hindered performance. The Fund’s negative return versus its primary benchmark and composite benchmark resulted mainly from fixed income fund selection and an allocation to real estate investment trusts.

On average, the individual underlying funds held by the JPMorgan SmartRetirement Income Fund underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Bond Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan U.S. Equity Fund and JPMorgan Small Cap Equity Fund contributed.

Global stock markets performed poorly during the period ended June 30, 2008, largely due to inflation fears sparked by rising food and energy prices. The Fund was hindered by poor equity performance, particularly in the U.S. small-cap and EAFE segments. The consumer faced many headwinds, including higher unemployment, lower income, tighter credit, high gas prices and declining wealth. These factors pushed consumer confidence markedly lower. The S&P 500 Index fell 13.12%, while the MSCI EAFE Index declined 10.61% for the 12 months ended June 30, 2008. REITs had a difficult year, returning –14.15% for the period, as demonstrated by the MSCI U.S. REIT Index. Fixed income had solid returns, with the Lehman Brothers U.S. Aggregate Index grossing 7.12% for the 12-month period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide current income and some capital appreciation primarily from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, to overweight or underweight allocations among various sectors or markets.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement Income Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed-income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

2   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(3.27)%	3.11%
With Sales Charge*		(7.61)	0.89
CLASS C SHARES	5/15/06
Without CDSC		(3.75)	2.59
With CDSC**		(4.75)	2.59
SELECT CLASS SHARES	5/15/06	(3.02)	3.36
INSTITUTIONAL CLASS SHARES	5/15/06	(2.88)	3.53

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the Lehman Brothers U.S. Aggregate Index, the Russell 3000 Index and the Composite Benchmark from May 15, 2006 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of a blend of the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   3

JPMorgan SmartRetirement 2010 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$106,068,829
Primary Benchmark	Lehman Brothers U.S. Aggregate Index
Secondary Benchmark	Russell 3000 Index
Composite Benchmark	SmartRetirement 2010 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2010 FundSM, which seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –4.68% (Institutional Class Shares) for the 12 months ended June 30, 2008. The Fund’s performance is compared to both a broad-based fixed income and equity benchmark. The Fund’s primary benchmark, the Lehman Brothers U.S. Aggregate Index, returned 7.12%, while the Fund’s secondary benchmark, the Russell 3000 Index, returned –12.69%. The Fund’s Composite Benchmark, which is a blend of the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index returned –1.89%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its primary and composite benchmarks for the period due to fund selection in emerging markets equity and fixed income. The Fund outperformed its secondary equity benchmark, with fund selection in large caps and small caps contributing to performance.

In asset allocation terms, the Fund’s overweight in large caps hindered performance. The Fund’s negative return versus its primary and composite benchmarks resulted mainly from fixed income fund selection and an allocation to real estate investment trusts.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2010 Fund underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Bond Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan U.S. Equity Fund and JPMorgan Small Cap Equity Fund contributed.

Global stock markets performed poorly during the period ended June 30, 2008, largely due to inflation fears sparked by rising food and energy prices. The Fund was hindered by poor equity performance, particularly in the U.S. small-cap and EAFE segments. The consumer faced many headwinds, including higher unemployment, lower income, tighter credit, high gas prices and declining wealth. These factors pushed consumer confidence markedly lower. The S&P 500 Index fell 13.12%, while the MSCI EAFE Index declined 10.61% for the 12 months ended June 30, 2008. REITs had a difficult year, returning –14.15% for the period, as demonstrated by the MSCI U.S. REIT Index. Fixed income had solid returns, with the Lehman Brothers U.S. Aggregate Index grossing 7.12% for the 12-month period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, to overweight or underweight allocations among various sectors or markets.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2010 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

4   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(5.01)%	3.09%
With Sales Charge*		(9.26)	0.87
CLASS C SHARES	5/15/06
Without CDSC		(5.55)	2.55
With CDSC**		(6.55)	2.55
SELECT CLASS SHARES	5/15/06	(4.81)	3.33
INSTITUTIONAL CLASS SHARES	5/15/06	(4.68)	3.49

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the Lehman Brothers U.S. Aggregate Index, the Russell 3000 Index and the Composite Benchmark from May 15, 2006 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of a blend of the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   5

JPMorgan SmartRetirement 2015 Fund SM

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$164,034,139
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2015 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2015 FundSM, which seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –6.37% (Institutional Class Shares) for the 12 months ended June 30, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –12.69%, while the Fund’s secondary benchmark, the Lehman Brothers U.S. Aggregate Index, returned 7.12%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index returned –4.32%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its secondary and composite benchmarks for the period due to fund selection in emerging markets equity and fixed income. The Fund outperformed its primary benchmark, with fund selection in large caps and small caps contributing to performance.

In asset allocation terms, the Fund’s overweight in large caps hindered performance. The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and an allocation to real estate investment trusts.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2015 Fund underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Bond Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund contributed.

Global stock markets performed poorly during the period ended June 30, 2008, largely due to inflation fears sparked by rising food and energy prices. The Fund was hindered by poor equity performance, particularly in the U.S. small-cap and EAFE segments. The consumer faced many headwinds, including higher unemployment, lower income, tighter credit, high gas prices and declining wealth. These factors pushed consumer confidence markedly lower. The S&P 500 Index fell 13.12%, while the MSCI EAFE Index declined 10.61% for the 12 months ended June 30, 2008. REITs had a difficult year, returning –14.15% for the period, as demonstrated by the MSCI U.S. REIT Index. Fixed income had solid returns, with the Lehman Brothers U.S. Aggregate Index grossing 7.12% for the 12-month period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, to the extent permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, to overweight or underweight allocations among various sectors or markets.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2015 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

6   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(6.74)%	3.05%
With Sales Charge*		(10.93)	0.83
CLASS C SHARES	5/15/06
Without CDSC		(7.27)	2.51
With CDSC**		(8.27)	2.51
SELECT CLASS SHARES	5/15/06	(6.56)	3.31
INSTITUTIONAL CLASS SHARES	5/15/06	(6.37)	3.47

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the Russell 3000 Index, the Lehman Brothers U.S. Aggregate Index and the Composite Benchmark from May 15, 2006 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Bond is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   7

JPMorgan SmartRetirement 2020 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$272,984,422
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2020 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2020 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –7.95% (Institutional Class Shares) for the 12 months ended June 30, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –12.69%, while the Fund’s secondary benchmark, the Lehman Brothers U.S. Aggregate Index, returned 7.12%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index returned –6.28%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its secondary and composite benchmarks for the period due to fund selection in emerging markets equity and fixed income. The Fund outperformed its primary benchmark, with fund selection in large caps and small caps contributing to performance.

In asset allocation terms, the Fund’s overweight in large caps hindered performance. The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and an allocation to real estate investment trusts.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2020 Fund underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Bond Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund contributed.

Global stock markets performed poorly during the period ended June 30, 2008, largely due to inflation fears sparked by rising food and energy prices. The Fund was hindered by poor equity performance, particularly in the U.S. small-cap and EAFE segments. The consumer faced many headwinds, including higher unemployment, lower income, tighter credit, high gas prices and declining wealth. These factors pushed consumer confidence markedly lower. The S&P 500 Index fell 13.12%, while the MSCI EAFE Index declined 10.61% for the 12 months ended June 30, 2008. REITs had a difficult year, returning –14.15% for the period, as demonstrated by the MSCI U.S. REIT Index. Fixed income had solid returns, with the Lehman Brothers U.S. Aggregate Index grossing 7.12% for the 12-month period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, to the extent permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, to overweight or underweight allocations among various sectors or markets.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2020 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

8   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(8.29)%	2.96%
With Sales Charge*		(12.40)	0.75
CLASS C SHARES	5/15/06
Without CDSC		(8.73)	2.48
With CDSC**		(9.73)	2.48
SELECT CLASS SHARES	5/15/06	(8.07)	3.24
INSTITUTIONAL CLASS SHARES	5/15/06	(7.95)	3.36

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the Russell 3000 Index, the Lehman Brothers U.S. Aggregate Index and the Composite Benchmark from May 15, 2006 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   9

JPMorgan SmartRetirement 2025 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$18,139,579
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2025 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2025 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –6.14% (Institutional Class Shares) for the since-inception period ended June 30, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –9.60%, while the Fund’s secondary benchmark, the Lehman Brothers U.S. Aggregate Index, returned 6.24%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index returned –5.71%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its primary benchmark due to fund selection in large caps and small caps. The Fund underperformed its secondary and composite benchmarks, with fund selection in emerging markets equity and fixed income detracting from performance.

In asset allocation terms, the Fund’s overweight in large caps hindered performance. The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and an allocation to real estate investment trusts.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2025 Fund underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Bond Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund contributed.

Global stock markets performed poorly during the period ended June 30, 2008, largely due to inflation fears sparked by rising food and energy prices. The Fund was hindered by poor equity performance, particularly in the U.S. small-cap and EAFE segments. The consumer faced many headwinds, including higher unemployment, lower income, tighter credit, high gas prices and declining wealth. These factors pushed consumer confidence markedly lower. The S&P 500 Index fell 13.12%, while the MSCI EAFE Index declined 10.61% for the 12 months ended June 30, 2008. REITs had a difficult year, returning –14.15% for the period, as demonstrated by the MSCI U.S. REIT Index. Fixed income had solid returns, with the Lehman Brothers U.S. Aggregate Index grossing 7.12% for the 12-month period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, to overweight or underweight allocations among various sectors or markets.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2025 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

10   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(6.48)%
With Sales Charge*		(10.71)
CLASS C SHARES	7/31/07
Without CDSC		(6.94)
With CDSC**		(7.94)
SELECT CLASS SHARES	7/31/07	(6.25)
INSTITUTIONAL CLASS SHARES	7/31/07	(6.14)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2025 Fund, the Russell 3000 Index, the Lehman Brothers U.S. Aggregate Index and the Composite Benchmark from July 31, 2007 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   11

JPMorgan SmartRetirement 2030 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$217,782,485
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2030 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2030 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –9.91% (Institutional Class Shares) for the 12 months ended June 30, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –12.69%, while the Fund’s secondary benchmark, the Lehman Brothers U.S. Aggregate Index, returned 7.12%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index returned –9.46%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its primary benchmark due to fund selection in large caps and small caps. The Fund underperformed its secondary and composite benchmarks, with fund selection in emerging markets equity and fixed income detracting from performance.

In asset allocation terms, the Fund’s overweight in large caps hindered performance. The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and an allocation to real estate investment trusts.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2030 Fund underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Bond Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund contributed.

Global stock markets performed poorly during the period ended June 30, 2008, largely due to inflation fears sparked by rising food and energy prices. The Fund was hindered by poor equity performance, particularly in the U.S. small-cap and EAFE segments. The consumer faced many headwinds, including higher unemployment, lower income, tighter credit, high gas prices and declining wealth. These factors pushed consumer confidence markedly lower. The S&P 500 Index fell 13.12%, while the MSCI EAFE Index declined 10.61% for the 12 months ended June 30, 2008. REITs had a difficult year, returning –14.15% for the period, as demonstrated by the MSCI U.S. REIT Index. Fixed income had solid returns, with the Lehman Brothers U.S. Aggregate Index grossing 7.12% for the 12-month period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, to overweight or underweight allocations among various sectors or markets.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2030 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

12   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(10.27)%	3.00%
With Sales Charge*		(14.33)	0.79
CLASS C SHARES	5/15/06
Without CDSC		(10.78)	2.44
With CDSC**		(11.78)	2.44
SELECT CLASS SHARES	5/15/06	(10.03)	3.25
INSTITUTIONAL CLASS SHARES	5/15/06	(9.91)	3.41

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the Russell 3000 Index, the Lehman Brothers U.S. Aggregate Index and the Composite Benchmark from May 15, 2006 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   13

JPMorgan SmartRetirement 2035 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$12,739,058
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2035 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2035 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –7.70% (Institutional Class Shares) for the since-inception period ended June 30, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –9.60%, while the Fund’s secondary benchmark, the Lehman Brothers U.S. Aggregate Index, returned 6.24%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index returned –7.25%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its primary benchmark due to fund selection in large caps and small caps. The Fund underperformed its secondary and composite benchmarks, with fund selection among emerging markets equity and fixed income detracting from performance.

The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and an allocation to real estate investment trusts.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2035 Fund underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Bond Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund contributed.

Global stock markets performed poorly during the period ended June 30, 2008, largely due to inflation fears sparked by rising food and energy prices. The Fund was hindered by poor equity performance, particularly in the U.S. small-cap and EAFE segments. The consumer faced many headwinds, including higher unemployment, lower income, tighter credit, high gas prices and declining wealth. These factors pushed consumer confidence markedly lower. The S&P 500 Index fell 13.12%, while the MSCI EAFE Index declined 10.61% for the 12 months ended June 30, 2008. REITs had a difficult year, returning –14.15% for the period, as demonstrated by the MSCI U.S. REIT Index. Fixed income had solid returns, with the Lehman Brothers U.S. Aggregate Index grossing 7.12% for the 12-month period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, to overweight or underweight allocations among various sectors or markets.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2035 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

14   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(8.01)%
With Sales Charge*		(12.17)
CLASS C SHARES	7/31/07
Without CDSC		(8.43)
With CDSC**		(9.43)
SELECT CLASS SHARES	7/31/07	(7.74)
INSTITUTIONAL CLASS SHARES	7/31/07	(7.70)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2035 Fund, the Russell 3000 Index, the Lehman Brothers U.S. Aggregate Index and the Composite Benchmark from July 31, 2007 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   15

JPMorgan SmartRetirement 2040 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$154,631,205
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2040 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2040 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –10.30% (Institutional Class Shares) for the 12 months ended June 30, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –12.69%, while the Fund’s secondary benchmark, the Lehman Brothers U.S. Aggregate Index, returned 7.12%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index returned –9.82%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its secondary and composite benchmarks for the period due to fund selection in emerging markets equity and fixed income. The Fund outperformed its primary benchmark, with fund selection in large caps and small caps contributing to performance.

In asset allocation terms, the Fund’s overweight in large caps hindered performance. The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and an allocation to real estate investment trusts.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2040 Fund underperformed their respective benchmarks. Notable detractors this period included the JPMorgan Bond Fund and JPMorgan Emerging Markets Debt Fund, while the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund contributed.

Global stock markets performed poorly during the period ended June 30, 2008, largely due to inflation fears sparked by rising food and energy prices. The Fund was hindered by poor equity performance, particularly in the U.S. small-cap and EAFE segments. The consumer faced many headwinds, including higher unemployment, lower income, tighter credit, high gas prices and declining wealth. These factors pushed consumer confidence markedly lower. The S&P 500 Index fell 13.12%, while the MSCI EAFE Index declined 10.61% for the 12 months ended June 30, 2008. REITs had a difficult year, returning –14.15% for the period, as demonstrated by the MSCI U.S. REIT Index. Fixed income had solid returns, with the Lehman Brothers U.S. Aggregate Index grossing 7.12% for the 12-month period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, to overweight or underweight allocations among various sectors or markets.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2040 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

16   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(10.65)%	2.86%
With Sales Charge*		(14.69)	0.65
CLASS C SHARES	5/15/06
Without CDSC		(11.07)	2.36
With CDSC**		(12.07)	2.36
SELECT CLASS SHARES	5/15/06	(10.41)	3.15
INSTITUTIONAL CLASS SHARES	5/15/06	(10.30)	3.27

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the Russell 3000 Index, the Lehman Brothers U.S. Aggregate Index and the Composite Benchmark from May 15, 2006 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   17

JPMorgan SmartRetirement 2045 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$4,655,138
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2045 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2045 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –7.28% (Institutional Class Shares) for the since-inception period ended June 30, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –9.60%, while the Fund’s secondary benchmark, the Lehman Brothers U.S. Aggregate Index, returned 7.12%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index returned –7.25%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its primary benchmark, with fund selection in large caps and small caps contributing to performance. The Fund underperformed its secondary and composite benchmarks for the period due to fund selection among emerging markets equity and fixed income.

In asset allocation terms, underweight allocations to small caps and real estate investment trusts (REITs) aided performance. The Fund’s overweight in large caps hindered performance. The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and an allocation to REITs.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2045 Fund underperformed their respective benchmarks. Notable contributors this period included the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund, while JPMorgan Bond Fund and JPMorgan Emerging Markets Debt Fund detracted.

Global stock markets performed poorly during the period ended June 30, 2008, largely due to inflation fears sparked by rising food and energy prices. The Fund was hindered by poor equity performance, particularly in the U.S. small-cap and EAFE segments. The consumer faced many headwinds, including higher unemployment, lower income, tighter credit, high gas prices and declining wealth. These factors pushed consumer confidence markedly lower. The S&P 500 Index fell 13.12%, while the MSCI EAFE Index declined 10.61% for the 12 months ended June 30, 2008. REITs had a difficult year, returning –14.15% for the period, as demonstrated by the MSCI U.S. REIT Index. Fixed income had solid returns, with the Lehman Brothers U.S. Aggregate Index grossing 7.12% for the 12-month period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, to overweight or underweight allocations among various sectors or markets.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2045 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

18   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(7.60)%
With Sales Charge*		(11.78)
CLASS C SHARES	7/31/07
Without CDSC		(8.04)
With CDSC**		(9.04)
SELECT CLASS SHARES	7/31/07	(7.40)
INSTITUTIONAL CLASS SHARES	7/31/07	(7.28)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the Russell 3000 Index, the Lehman Brothers U.S. Aggregate Index and the Composite Benchmark from July 31, 2007 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   19

JPMorgan SmartRetirement 2050 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2008	$2,190,651
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Lehman Brothers U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2050 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2050 FundSM, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –7.05% (Institutional Class Shares) for the since-inception period ended June 30, 2008. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –9.60%, while the Fund’s secondary benchmark, the Lehman Brothers U.S. Aggregate Index, returned 6.24%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index returned –7.25%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its primary and composite benchmarks due to fund selection in large caps and small caps for the period. The Fund underperformed its secondary benchmark, with fund selection in emerging markets equity and fixed income detracting from performance.

In asset allocation terms, the Fund benefited from underweight allocations to small caps and real estate investment trusts (REITs), but an overweight in large caps detracted from performance.

On average, the individual underlying funds held by the JPMorgan SmartRetirement 2050 Fund underperformed their respective benchmarks. Notable contributors this period included the JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan Small Cap Equity Fund, while the JPMorgan Bond Fund and the JPMorgan Emerging Markets Debt Fund detracted from performance.

Global stock markets performed poorly during the period ended June 30, 2008, largely due to inflation fears sparked by rising food and energy prices. The Fund was hindered by poor equity performance, particularly in the U.S. small-cap and EAFE segments. The consumer faced many headwinds, including higher unemployment, lower income, tighter credit, high gas prices and declining wealth. These factors pushed consumer confidence markedly lower. The S&P 500 Index fell 13.12%, while the MSCI EAFE Index declined 10.61% for the 12 months ended June 30, 2008. REITs had a difficult year, returning –14.15% for the period, as demonstrated by the MSCI U.S. REIT Index. Fixed income had solid returns, with the Lehman Brothers U.S. Aggregate Index grossing 7.12% for the 12-month period.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide high total return from investments in mutual funds that, together, invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. The underlying funds may use derivatives, which are investments that have a value based on another investment, exchange or index. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may invest directly in securities and other financial instruments, to overweight or underweight allocations among various sectors or markets.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2050 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

20   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(7.41)%
With Sales Charge*		(11.59)
CLASS C SHARES	7/31/07
Without CDSC		(7.81)
With CDSC**		(8.81)
SELECT CLASS SHARES	7/31/07	(7.15)
INSTITUTIONAL CLASS SHARES	7/31/07	(7.05)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the Russell 3000 Index, the Lehman Brothers U.S. Aggregate Index and the Composite Benchmark from July 31, 2007 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   21

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Investment Companies — 99.3% (b)
2,454,915	JPMorgan Bond Fund, Institutional Class (m)	19,983,007
2,969,288	JPMorgan Core Bond Fund, Class R5	31,771,387
428,439	JPMorgan Emerging Markets Debt Fund, Class R5	3,457,502
4,010	JPMorgan Emerging Markets Equity Fund, Institutional Class (m)	90,074
590,057	JPMorgan High Yield Bond Fund, Class R5	4,449,030
146,493	JPMorgan International Equity Fund, Class R5	4,142,817
269,295	JPMorgan International Opportunities Fund, Institutional Class (m)	4,157,919
41,812	JPMorgan International Realty Fund, Class R5	498,405
304,324	JPMorgan Intrepid America Fund, Class R5	7,443,754
4,267,609	JPMorgan Prime Money Market Fund, Institutional Class (m)	4,267,609
73,005	JPMorgan Small Cap Equity Fund, Class R5	2,170,433
114,113	JPMorgan Small Cap Growth Fund, Institutional Class (a)	1,069,238
27,300	JPMorgan Small Cap Value Fund, Class R5	494,128
1,301,444	JPMorgan U.S. Equity Fund, Class R5	12,428,787
148,860	JPMorgan U.S. Real Estate Fund, Class R5	2,454,702
	Total Long-Term Investments (Cost $105,910,193)	98,878,792

PRINCIPAL AMOUNT($)
Short-Term Investment — 1.1%
	U.S. Treasury Obligation — 1.1%
1,085,000	U.S. Treasury Note, 3.25%, 01/15/09 (k) (m) (Cost $1,093,134)	1,092,205
	Total Investments — 100.4% (Cost $107,003,327)	99,970,997
	Liabilities in Excess of Other Assets — (0.4)%	(383,717)
	NET ASSETS — 100.0%	$99,587,280

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	Amsterdam Index	July, 2008	$939,222	$(73,437)
7	CAC40 Index (10 Euro)	July, 2008	489,780	(23,898)
18	Euro-Bobl	September, 2008	2,997,816	(46,734)
3	TOPIX Index	September, 2008	372,510	(23,231)
6	S&P/MIB Index	September, 2008	1,401,701	(64,303)
4	E-Mini Russell 2000 Index	September, 2008	276,680	(17,830)
17	U.K. Treasury Gilt	September, 2008	3,534,797	(60,752)
9	5 Year U.S. Treasury Note	September, 2008	994,992	350
	Short Futures Outstanding
(62)	Dow Jones Euro STOXX 50 Index	September, 2008	(3,299,417)	171,277
(3)	SFE SPI 200 Index	September, 2008	(373,370)	12,025
(50)	E-Mini S&P 500 Index	September, 2008	(3,202,750)	140,653
(61)	5 Year U.S. Treasury Note	September, 2008	(6,743,836)	11,868
				$25,988

Allocation of Investments*

Taxable Fixed Income Funds	59.6%
Domestic Equity Funds	23.6
International Equity Funds	8.4
Money Market Funds	4.3
Specialty Funds	3.0
Short-Term Investment	1.1

*	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Investment Companies — 99.2% (b)
2,168,362	JPMorgan Bond Fund, Institutional Class (m)	17,650,468
2,832,777	JPMorgan Core Bond Fund, Class R5	30,310,714
434,910	JPMorgan Emerging Markets Debt Fund, Class R5	3,509,723
5,560	JPMorgan Emerging Markets Equity Fund, Institutional Class (m)	124,889
614,213	JPMorgan High Yield Bond Fund, Class R5	4,631,169
202,424	JPMorgan International Equity Fund, Class R5	5,724,546
378,389	JPMorgan International Opportunities Fund, Institutional Class (m)	5,842,323
79,079	JPMorgan International Realty Fund, Class R5	942,617
460,990	JPMorgan Intrepid America Fund, Class R5	11,275,823
2,887,900	JPMorgan Prime Money Market Fund, Institutional Class (m)	2,887,900
3,020	JPMorgan Realty Income Fund, Class R5	31,012
71,998	JPMorgan Small Cap Equity Fund, Class R5	2,140,496
179,916	JPMorgan Small Cap Growth Fund, Institutional Class (a)	1,685,810
47,774	JPMorgan Small Cap Value Fund, Class R5	864,706
32,583	JPMorgan Strategic Small Cap Value Fund, Class R5 (a)	411,526
1,442,386	JPMorgan U.S. Equity Fund, Class R5	13,774,782
209,829	JPMorgan U.S. Real Estate Fund, Class R5	3,460,073
	Total Long-Term Investments (Cost $113,839,177)	105,268,577

PRINCIPAL AMOUNT($)
Short-Term Investment — 1.0%
	U.S. Treasury Obligation — 1.0%
1,015,000	U.S. Treasury Note, 3.25%, 01/15/09 (k) (m) (Cost $1,022,597)	1,021,741
	Total Investments — 100.2% (Cost $114,861,774)	106,290,318
	Liabilities in Excess of Other Assets — (0.2)%	(221,489)
	NET ASSETS — 100.0%	$106,068,829

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	Amsterdam Index	July, 2008	$939,222	$(73,437)
7	CAC40 Index (10 Euro)	July, 2008	489,780	(23,899)
3	Hang Seng Index	July, 2008	425,535	(11,607)
19	Euro-Bobl	September, 2008	3,164,361	(49,340)
4	TOPIX Index	September, 2008	496,680	(30,974)
6	S&P/MIB Index	September, 2008	1,401,701	(64,264)
6	E-Mini Russell 2000 Index	September, 2008	415,020	(26,745)
18	U.K. Treasury Gilt	September, 2008	3,742,726	(64,388)
5	5 Year U.S. Treasury Note	September, 2008	552,773	2,408
	Short Futures Outstanding
(57)	Dow Jones Euro STOXX 50 Index	September, 2008	(3,033,335)	157,465
(4)	SFE SPI 200 Index	September, 2008	(497,827)	16,033
(39)	E-Mini S&P 500 Index	September, 2008	(2,498,145)	113,147
(59)	5 Year U.S. Treasury Note	September, 2008	(6,522,727)	8,929
				$(46,672)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   23

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

Allocation of Investments*

Taxable Fixed Income Funds	52.7%
Domestic Equity Funds	28.4
International Equity Funds	11.0
Specialty Funds	4.2
Money Market Funds	2.7
Short-Term Investment	1.0

*	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Investment Companies — 99.0% (b)
2,829,918	JPMorgan Bond Fund, Institutional Class (m)	23,035,529
3,294,992	JPMorgan Core Bond Fund, Class R5	35,256,416
581,589	JPMorgan Emerging Markets Debt Fund, Class R5	4,693,424
83,763	JPMorgan Emerging Markets Equity Fund, Institutional Class (m)	1,881,323
899,029	JPMorgan High Yield Bond Fund, Class R5	6,778,677
391,881	JPMorgan International Equity Fund, Class R5	11,082,398
720,391	JPMorgan International Opportunities Fund, Institutional Class (m)	11,122,842
151,028	JPMorgan International Realty Fund, Class R5	1,800,251
816,601	JPMorgan Intrepid America Fund, Class R5	19,974,062
126,962	JPMorgan Intrepid Growth Fund, Class R5	2,812,212
110,734	JPMorgan Large Cap Value Fund, Class R5	1,164,916
3,500,170	JPMorgan Prime Money Market Fund, Institutional Class (m)	3,500,170
205,235	JPMorgan Realty Income Fund, Class R5	2,107,766
139,998	JPMorgan Small Cap Equity Fund, Class R5	4,162,152
292,358	JPMorgan Small Cap Growth Fund, Institutional Class (a)	2,739,399
96,572	JPMorgan Small Cap Value Fund, Class R5	1,747,952
78,727	JPMorgan Strategic Small Cap Value Fund, Class R5 (a)	994,327
1,822,999	JPMorgan U.S. Equity Fund, Class R5	17,409,637
241,673	JPMorgan U.S. Large Cap Core Plus Fund, Class R5	4,514,458
344,027	JPMorgan U.S. Real Estate Fund, Class R5	5,673,011
	Total Long-Term Investments (Cost $178,419,045)	162,450,922

PRINCIPAL AMOUNT($)
Short-Term Investment — 0.9%
	U.S. Treasury Obligation — 0.9%
1,435,000	U.S. Treasury Note, 3.25%, 01/15/09 (k) (m) (Cost $1,445,907)	1,444,530
	Total Investments — 99.9% (Cost $179,864,952)	163,895,452
	Other Assets in Excess of Liabilities — 0.1%	138,687
	NET ASSETS — 100.0%	$164,034,139

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	Amsterdam Index	July, 2008	$1,475,921	$(115,401)
11	CAC40 Index (10 Euro)	July, 2008	769,654	(37,555)
5	Hang Seng Index	July, 2008	709,224	(19,395)
30	Euro-Bobl	September, 2008	4,996,360	(77,885)
6	TOPIX Index	September, 2008	745,020	(46,461)
9	S&P/MIB Index	September, 2008	2,102,552	(96,649)
9	E-Mini Russell 2000 Index	September, 2008	622,530	(40,117)
28	U.K Treasury Gilt	September, 2008	5,822,018	(100,218)
53	5 Year U.S. Treasury Note	September, 2008	5,859,398	(3,539)
	Short Futures Outstanding
(83)	Dow Jones Euro STOXX 50 Index	September, 2008	(4,416,962)	229,283
(6)	SFE SPI 200 Index	September, 2008	(746,740)	24,050
(17)	E-Mini S&P 500 Index	September, 2008	(1,088,935)	50,135
(113)	5 Year U.S. Treasury Note	September, 2008	(12,492,680)	19,809
				$(213,943)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   25

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

Allocation of Investments*

Taxable Fixed Income Funds	42.6%
Domestic Equity Funds	33.9
International Equity Funds	14.7
Specialty Funds	5.8
Money Market Funds	2.1
Short-Term Investment	0.9

*	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
	Investment Companies — 98.4% (b)
3,774,818	JPMorgan Bond Fund, Institutional Class (m)	30,727,018
4,376,282	JPMorgan Core Bond Fund, Class R5	46,826,214
683,895	JPMorgan Emerging Markets Debt Fund, Class R5	5,519,031
162,764	JPMorgan Emerging Markets Equity Fund, Institutional Class (m)	3,655,674
1,328,983	JPMorgan High Yield Bond Fund, Class R5	10,020,528
700,407	JPMorgan International Equity Fund, Class R5	19,807,506
1,303,584	JPMorgan International Opportunities Fund, Institutional Class (m)	20,127,342
480,531	JPMorgan International Realty Fund, Class R5 (m)	5,727,927
1,371,753	JPMorgan Intrepid America Fund, Class R5	33,553,085
690,974	JPMorgan Intrepid Growth Fund, Class R5	15,305,081
764,681	JPMorgan Large Cap Value Fund, Class R5	8,044,444
4,247,715	JPMorgan Prime Money Market Fund, Institutional Class (m)	4,247,715
330,787	JPMorgan Realty Income Fund, Class R5	3,397,177
224,361	JPMorgan Small Cap Equity Fund, Class R5	6,670,242
506,086	JPMorgan Small Cap Growth Fund, Institutional Class (a)	4,742,021
98,794	JPMorgan Small Cap Value Fund, Class R5	1,788,163
153,344	JPMorgan Strategic Small Cap Value Fund, Class R5 (a)	1,936,740
2,394,467	JPMorgan U.S. Equity Fund, Class R5	22,867,158
769,226	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 (m)	14,369,139
573,447	JPMorgan U.S. Real Estate Fund, Class R5	9,456,138
	Total Long-Term Investments (Cost $293,969,245)	268,788,343

PRINCIPAL AMOUNT($)
Short-Term Investment — 1.4%
	U.S. Treasury Obligation — 1.4%
3,720,000	U.S. Treasury Note, 3.25%, 01/15/09 (k) (m) (Cost $3,748,237)	3,744,705
	Total Investments — 99.8% (Cost $297,717,482)	272,533,048
	Other Assets in Excess of Liabilities — 0.2%	451,374
	NET ASSETS — 100.0%	$272,984,422

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	Amsterdam Index	July, 2008	$3,756,890	$(293,747)
32	CAC40 Index (10 Euro)	July, 2008	2,238,994	(101,096)
12	Hang Seng Index	July, 2008	1,702,139	(46,272)
75	Euro-Bobl	September, 2008	12,490,899	(194,715)
19	TOPIX Index	September, 2008	2,359,232	(147,128)
24	S&P/MIB Index	September, 2008	5,606,805	(257,213)
2	FTSE 100 Index	September, 2008	224,999	(7,053)
25	E-Mini Russell 2000 Index	September, 2008	1,729,250	(103,016)
73	U.K. Treasury Gilt	September, 2008	15,178,833	(261,089)
87	5 Year U.S. Treasury Note	September, 2008	9,618,258	(10,838)
	Short Futures Outstanding
(213)	Dow Jones Euro STOXX 50 Index	September, 2008	(11,335,095)	588,436
(16)	SFE SPI 200 Index	September, 2008	(1,991,308)	64,133
(16)	E-Mini S&P 500 Index	September, 2008	(1,024,880)	48,356
(316)	5 Year U.S. Treasury Note	September, 2008	(34,935,281)	55,225
				$(666,017)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   27

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

Allocation of Investments*

Domestic Equity Funds	40.0%
Taxable Fixed Income Funds	34.2
International Equity Funds	16.0
Specialty Funds	6.8
Money Market Funds	1.6
Short-Term Investment	1.4

*	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Investment Companies — 98.0% (b)
193,056	JPMorgan Bond Fund, Institutional Class	1,571,473
187,911	JPMorgan Core Bond Fund, Class R5	2,010,649
20,223	JPMorgan Emerging Markets Debt Fund, Class R5	163,199
10,223	JPMorgan Emerging Markets Equity Fund, Institutional Class	229,611
71,264	JPMorgan High Yield Bond Fund, Class R5	537,331
55,523	JPMorgan International Equity Fund, Class R5	1,570,188
102,041	JPMorgan International Opportunities Fund, Institutional Class (m)	1,575,507
43,052	JPMorgan International Realty Fund, Class R5	513,178
93,657	JPMorgan Intrepid America Fund, Class R5	2,290,857
37,009	JPMorgan Intrepid Growth Fund, Class R5	819,754
111,718	JPMorgan Large Cap Value Fund, Class R5	1,175,272
696,656	JPMorgan Prime Money Market Fund, Institutional Class (m)	696,656
20,625	JPMorgan Realty Income Fund, Class R5	211,817
15,418	JPMorgan Small Cap Equity Fund, Class R5	458,366
45,397	JPMorgan Small Cap Growth Fund, Institutional Class (a)	425,367
4,300	JPMorgan Small Cap Value Fund, Class R5	77,826
6,145	JPMorgan Strategic Small Cap Value Fund, Class R5 (a)	77,618
150,748	JPMorgan U.S. Equity Fund, Class R5	1,439,647
71,876	JPMorgan U.S. Large Cap Core Plus Fund, Class R5	1,342,644
35,821	JPMorgan U.S. Real Estate Fund, Class R5	590,686
	Total Long-Term Investments (Cost $19,113,082)	17,777,646

PRINCIPAL AMOUNT($)
Short-Term Investment — 1.7%
	U.S. Treasury Obligation — 1.7%
310,000	U.S. Treasury Note, 3.25%, 01/15/09 (k) (m) (Cost $312,336)	312,059
	Total Investments — 99.7% (Cost $19,425,418)	18,089,705
	Other Assets in Excess of Liabilities — 0.3%	49,874
	NET ASSETS — 100.0%	$18,139,579

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	Amsterdam Index	July, 2008	$268,349	$(20,982)
2	CAC40 Index (10 Euro)	July, 2008	139,937	(6,828)
1	Hang Seng Index	July, 2008	141,845	(3,869)
6	Euro-Bobl	September, 2008	999,272	(14,090)
1	TOPIX Index	September, 2008	124,170	(7,744)
2	S&P/MIB Index	September, 2008	467,234	(21,434)
2	E-Mini Russell 2000 Index	September, 2008	138,340	(8,915)
1	E-Mini S&P500 Index	September, 2008	64,055	15
6	U.K. Treasury Gilt	September, 2008	1,247,575	(18,111)
1	5 Year U.S. Treasury Note	September, 2008	110,555	(65)
	Short Futures Outstanding
(18)	Dow Jones Euro STOXX 50 Index	September, 2008	(957,895)	49,722
(1)	SFE SPI 200 Index	September, 2008	(124,457)	4,008
(16)	5 Year U.S. Treasury Note	September, 2008	(1,768,875)	(1,380)
				$(49,673)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   29

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

Allocation of Investments*

Domestic Equity Funds	44.7%
Taxable Fixed Income Funds	23.7
International Equity Funds	18.7
Specialty Funds	7.3
Money Market Funds	3.9
Short-Term Investment	1.7

*	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Investment Companies — 98.0% (b)
1,349,520	JPMorgan Bond Fund, Institutional Class (m)	10,985,095
2,064,455	JPMorgan Core Bond Fund, Class R5	22,089,668
368,668	JPMorgan Emerging Markets Debt Fund, Class R5	2,975,154
172,701	JPMorgan Emerging Markets Equity Fund, Institutional Class (m)	3,878,862
784,164	JPMorgan High Yield Bond Fund, Class R5	5,912,597
733,494	JPMorgan International Equity Fund, Class R5 (m)	20,743,200
1,355,263	JPMorgan International Opportunities Fund, Institutional Class (m)	20,925,254
483,618	JPMorgan International Realty Fund, Class R5 (m)	5,764,727
1,251,377	JPMorgan Intrepid America Fund, Class R5	30,608,671
650,026	JPMorgan Intrepid Growth Fund, Class R5	14,398,066
1,009,213	JPMorgan Large Cap Value Fund, Class R5	10,616,925
3,477,298	JPMorgan Prime Money Market Fund, Institutional Class (m)	3,477,298
473,347	JPMorgan Realty Income Fund, Class R5	4,861,268
142,473	JPMorgan Small Cap Equity Fund, Class R5	4,235,736
563,761	JPMorgan Small Cap Growth Fund, Institutional Class (a)	5,282,442
140,557	JPMorgan Small Cap Value Fund, Class R5	2,544,076
168,027	JPMorgan Strategic Small Cap Value Fund, Class R5 (a)	2,122,179
1,701,164	JPMorgan U.S. Equity Fund, Class R5	16,246,114
1,035,291	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 (m)	19,339,242
385,676	JPMorgan U.S. Real Estate Fund, Class R5	6,359,800
	Total Long-Term Investments (Cost $234,880,969)	213,366,374

PRINCIPAL AMOUNT($)
Short-Term Investment — 1.7%
	U.S. Treasury Obligation — 1.7%
3,720,000	U.S. Treasury Note, 3.25%, 01/15/09 (k) (m) (Cost $3,748,199)	3,744,705
	Total Investments — 99.7% (Cost $238,629,168)	217,111,079
	Other Assets in Excess of Liabilities — 0.3%	671,406
	NET ASSETS — 100.0%	$217,782,485

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
30	Amsterdam Index	July, 2008	$4,025,239	$(314,729)
30	CAC40 Index (10 Euro)	July, 2008	2,099,057	(102,422)
13	Hang Seng Index	July, 2008	1,843,983	(50,423)
81	Euro-Bobl	September, 2008	13,490,171	(210,290)
19	TOPIX Index	September, 2008	2,359,232	(147,128)
25	S&P/MIB Index	September, 2008	5,840,422	(267,969)
4	FTSE 100 Index	September, 2008	449,999	(14,106)
31	E-Mini Russell 2000 Index	September, 2008	2,144,270	(126,516)
4	E-Mini S&P 500 Index	September, 2008	256,220	135
75	U.K. Treasury Gilt	September, 2008	15,594,692	(267,335)
19	5 Year U.S. Treasury Note	September, 2008	2,100,539	4,228
	Short Futures Outstanding
(225)	Dow Jones Euro STOXX 50 Index	September, 2008	(11,973,692)	621,589
(17)	SFE SPI 200 Index	September, 2008	(2,115,765)	68,142
(286)	5 Year U.S. Treasury Note	September, 2008	(31,618,641)	38,707
				$(768,117)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   31

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

Allocation of Investments*

Domestic Equity Funds	48.6%
International Equity Funds	21.0
Taxable Fixed Income Funds	19.3
Specialty Funds	7.8
Short-Term Investment	1.7
Money Market Funds	1.6

*	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.7%
	Investment Companies — 96.7% (b)
83,581	JPMorgan Bond Fund, Institutional Class	680,348
83,079	JPMorgan Core Bond Fund, Class R5	888,945
8,788	JPMorgan Emerging Markets Debt Fund, Class R5	70,921
11,228	JPMorgan Emerging Markets Equity Fund, Institutional Class	252,187
41,166	JPMorgan High Yield Bond Fund, Class R5	310,392
46,256	JPMorgan International Equity Fund, Class R5	1,308,119
85,008	JPMorgan International Opportunities Fund, Institutional Class (m)	1,312,518
41,179	JPMorgan International Realty Fund, Class R5	490,849
66,872	JPMorgan Intrepid America Fund, Class R5	1,635,691
43,352	JPMorgan Intrepid Growth Fund, Class R5	960,253
108,094	JPMorgan Large Cap Value Fund, Class R5	1,137,151
269,063	JPMorgan Prime Money Market Fund, Institutional Class (m)	269,063
15,847	JPMorgan Realty Income Fund, Class R5	162,753
10,003	JPMorgan Small Cap Equity Fund, Class R5	297,389
37,438	JPMorgan Small Cap Growth Fund, Institutional Class (a)	350,796
7,625	JPMorgan Small Cap Value Fund, Class R5	138,013
5,655	JPMorgan Strategic Small Cap Value Fund, Class R5 (a)	71,421
62,469	JPMorgan U.S. Equity Fund, Class R5	596,580
54,624	JPMorgan U.S. Large Cap Core Plus Fund, Class R5	1,020,370
21,794	JPMorgan U.S. Real Estate Fund, Class R5	359,380
	Total Long-Term Investments (Cost $13,464,951)	12,313,139

PRINCIPAL AMOUNT($)
Short-Term Investment — 3.4%
	U.S. Treasury Obligation — 3.4%
430,000	U.S. Treasury Note, 3.25%, 01/15/09 (k) (m) (Cost $433,376)	432,856
	Total Investments — 100.1% (Cost $13,898,327)	12,745,995
	Liabilities in Excess of Other Assets — (0.1)%	(6,937)
	NET ASSETS — 100.0%	$12,739,058

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	Amsterdam Index	July, 2008	$268,349	$(20,982)
2	CAC40 Index (10 Euro)	July, 2008	139,937	(6,828)
1	Hang Seng Index	July, 2008	141,845	(3,869)
4	Euro-Bobl	September, 2008	666,181	(10,386)
1	TOPIX Index	September, 2008	124,170	(7,743)
1	S&P/MIB Index	September, 2008	233,617	(10,756)
2	E-Mini Russell 2000 Index	September, 2008	138,340	(8,915)
3	E-Mini S&P 500 Index	September, 2008	192,165	(8,455)
4	U.K. Treasury Gilt	September, 2008	831,717	(14,308)
2	5 Year U.S. Treasury Note	September, 2008	221,109	963
	Short Futures Outstanding
(13)	Dow Jones Euro STOXX 50 Index	September, 2008	(691,813)	35,909
(1)	SFE SPI 200 Index	September, 2008	(124,457)	4,008
(14)	5 Year U.S. Treasury Note	September, 2008	(1,547,766)	2,453
				$(48,909)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   33

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

Allocation of Investments*

Domestic Equity Funds	48.8%
International Equity Funds	22.5
Taxable Fixed Income Funds	15.3
Specialty Funds	7.9
Short-Term Investment	3.4
Money Market Funds	2.1

*	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.6%
	Investment Companies — 97.6% (b)
855,099	JPMorgan Bond Fund, Institutional Class (m)	6,960,508
1,177,326	JPMorgan Core Bond Fund, Class R5	12,597,390
220,615	JPMorgan Emerging Markets Debt Fund, Class R5	1,780,362
139,154	JPMorgan Emerging Markets Equity Fund, Institutional Class (m)	3,125,391
515,767	JPMorgan High Yield Bond Fund, Class R5	3,888,882
540,594	JPMorgan International Equity Fund, Class R5 (m)	15,288,006
993,588	JPMorgan International Opportunities Fund, Institutional Class (m)	15,340,992
377,413	JPMorgan International Realty Fund, Class R5 (m)	4,498,767
868,826	JPMorgan Intrepid America Fund, Class R5	21,251,477
498,909	JPMorgan Intrepid Growth Fund, Class R5	11,050,840
705,046	JPMorgan Large Cap Value Fund, Class R5	7,417,084
2,064,941	JPMorgan Prime Money Market Fund, Institutional Class (m)	2,064,941
351,898	JPMorgan Realty Income Fund, Class R5	3,613,996
97,305	JPMorgan Small Cap Equity Fund, Class R5	2,892,876
430,054	JPMorgan Small Cap Growth Fund, Institutional Class (a)	4,029,608
129,438	JPMorgan Small Cap Value Fund, Class R5	2,342,825
107,740	JPMorgan Strategic Small Cap Value Fund, Class R5 (a)	1,360,759
1,153,403	JPMorgan U.S. Equity Fund, Class R5	11,014,998
866,732	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 (m)	16,190,561
252,746	JPMorgan U.S. Real Estate Fund, Class R5	4,167,787
	Total Long-Term Investments (Cost $165,763,301)	150,878,050

PRINCIPAL AMOUNT($)
Short-Term Investment — 2.2%
	U.S. Treasury Obligation — 2.2%
3,355,000	U.S. Treasury Note, 3.25%, 01/15/09 (k) (m) (Cost $3,381,267)	3,377,281
	Total Investments — 99.8% (Cost $169,144,568)	154,255,331
	Liabilities in Excess of Other Assets — 0.2%	375,874
	NET ASSETS — 100.0%	$154,631,205

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
21	Amsterdam Index	July, 2008	$2,817,667	$(220,310)
21	CAC40 Index (10 Euro)	July, 2008	1,469,340	(71,695)
11	Hang Seng Index	July, 2008	1,560,294	(42,660)
57	Euro-Bobl	September, 2008	9,493,083	(147,989)
15	TOPIX Index	September, 2008	1,862,551	(116,153)
18	S&P/MIB Index	September, 2008	4,205,104	(192,910)
3	FTSE 100 Index	September, 2008	337,499	(10,579)
22	E-Mini Russell 2000 Index	September, 2008	1,521,740	(94,179)
53	U.K. Treasury Gilt	September, 2008	11,020,249	(189,547)
	Short Futures Outstanding
(156)	Dow Jones Euro STOXX 50 Index	September, 2008	(8,301,760)	430,987
(12)	SFE SPI 200 Index	September, 2008	(1,493,481)	48,100
(1)	E-Mini S&P 500 Index	September, 2008	(64,055)	3,105
(187)	5 Year U.S. Treasury Note	September, 2008	(20,673,727)	21,257
				$(582,573)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   35

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

Allocation of Investments*

Domestic Equity Funds	50.2%
International Equity Funds	21.9
Taxable Fixed Income Funds	16.4
Specialty Funds	8.0
Short-Term Investment	2.2
Money Market Funds	1.3

*	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Investment Companies — 99.3% (b)
23,514	JPMorgan Bond Fund, Institutional Class	191,402
26,178	JPMorgan Core Bond Fund, Class R5	280,107
1,428	JPMorgan Emerging Markets Debt Fund, Class R5	11,527
4,198	JPMorgan Emerging Markets Equity Fund, Institutional Class	94,291
15,251	JPMorgan High Yield Bond Fund, Class R5	114,994
17,663	JPMorgan International Equity Fund, Class R5	499,509
32,413	JPMorgan International Opportunities Fund, Institutional Class (m)	500,457
13,918	JPMorgan International Realty Fund, Class R5	165,908
26,582	JPMorgan Intrepid America Fund, Class R5	650,196
17,046	JPMorgan Intrepid Growth Fund, Class R5	377,577
37,612	JPMorgan Large Cap Value Fund, Class R5	395,673
119,014	JPMorgan Prime Money Market Fund, Institutional Class (m)	119,014
5,908	JPMorgan Realty Income Fund, Class R5	60,679
2,906	JPMorgan Small Cap Equity Fund, Class R5	86,384
12,465	JPMorgan Small Cap Growth Fund, Institutional Class (a)	116,797
2,946	JPMorgan Small Cap Value Fund, Class R5	53,314
3,024	JPMorgan Strategic Small Cap Value Fund, Class R5 (a)	38,191
28,640	JPMorgan U.S. Equity Fund, Class R5	273,516
24,025	JPMorgan U.S. Large Cap Core Plus Fund, Class R5	448,782
8,652	JPMorgan U.S. Real Estate Fund, Class R5	142,675
	Total Long-Term Investments (Cost $4,977,761)	4,620,993

PRINCIPAL AMOUNT($)
Short-Term Investment — 1.4%
	U.S. Treasury Obligation — 1.4%
65,000	U.S. Treasury Note, 3.25%, 01/15/09 (k) (m) (Cost $65,504)	65,432
	Total Investments — 100.7% (Cost $5,043,265)	4,686,425
	Liabilities in Excess of Other Assets — (0.7)%	(31,287)
	NET ASSETS — 100.0%	$4,655,138

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	Euro-Bobl	September, 2008	$163,673	$(2,599)
1	E-Mini Russell 2000 Index	September, 2008	69,170	(4,457)
1	U.K. Treasury Gilt	September, 2008	202,381	(3,617)
2	5 Year U.S. Treasury Note	September, 2008	221,109	(287)
	Short Futures Outstanding
(2)	E-Mini S&P 500 Index	September, 2008	(128,110)	5,680
(3)	5 Year U.S. Treasury Note	September, 2008	(331,664)	492
				$(4,788)

Allocation of Investments*

Domestic Equity Funds	52.1%
International Equity Funds	23.3
Taxable Fixed Income Funds	12.8
Specialty Funds	7.9
Money Market Funds	2.5
Short-Term Investment	1.4

*	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   37

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.9%
	Investment Companies — 99.9% (b)
9,159	JPMorgan Bond Fund, Institutional Class	74,555
10,534	JPMorgan Core Bond Fund, Class R5	112,715
1,125	JPMorgan Emerging Markets Debt Fund, Class R5	9,076
1,882	JPMorgan Emerging Markets Equity Fund, Institutional Class	42,260
6,405	JPMorgan High Yield Bond Fund, Class R5	48,295
8,251	JPMorgan International Equity Fund, Class R5	233,332
15,141	JPMorgan International Opportunities Fund, Institutional Class (m)	233,773
5,515	JPMorgan International Realty Fund, Class R5	65,734
11,654	JPMorgan Intrepid America Fund, Class R5	285,062
6,874	JPMorgan Intrepid Growth Fund, Class R5	152,255
19,796	JPMorgan Large Cap Value Fund, Class R5	208,259
71,938	JPMorgan Prime Money Market Fund, Institutional Class (m)	71,938
3,212	JPMorgan Realty Income Fund, Class R5	32,990
3,082	JPMorgan Small Cap Equity Fund, Class R5	91,624
7,848	JPMorgan Small Cap Growth Fund, Institutional Class (a)	73,533
2,031	JPMorgan Small Cap Value Fund, Class R5	36,765
3,019	JPMorgan Strategic Small Cap Value Fund, Class R5 (a)	38,132
12,086	JPMorgan U.S. Equity Fund, Class R5	115,417
9,913	JPMorgan U.S. Large Cap Core Plus Fund, Class R5	185,181
4,654	JPMorgan U.S. Real Estate Fund, Class R5	76,749
	Total Long-Term Investments (Cost $2,343,573)	2,187,645

PRINCIPAL AMOUNT($)
Short-Term Investment — 0.9%
	U.S. Treasury Obligation — 0.9%
20,000	U.S. Treasury Note, 3.25%, 01/15/09 (k) (m) (Cost $20,144)	20,133
	Total Investments — 100.8% (Cost $2,363,717)	2,207,778
	Liabilities in Excess of Other Assets — (0.8)%	(17,127)
	NET ASSETS — 100.0%	$2,190,651

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	5 Year U.S. Treasury Note	September, 2008	$110,555	$1,911
	Short Futures Outstanding
(1)	E-Mini Russell 2000 Index	September, 2008	(69,170)	4,448
				$6,359

Allocation of Investments*

Domestic Equity Funds	53.6%
International Equity Funds	23.1
Taxable Fixed Income Funds	11.1
Specialty Funds	8.0
Money Market Funds	3.3
Short-Term Investment	0.9

*	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

JPMorgan SmartRetirement Funds

Notes to Schedules of Portfolio Investments
AS OF JUNE 30, 2008

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   39

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$1,092,205	$1,021,741	$1,444,530
Investments in affiliates, at value	98,878,792	105,268,577	162,450,922
Total investment securities, at value	99,970,997	106,290,318	163,895,452
Cash	184	—	—
Receivables:
Fund shares sold	713,550	179,971	159,984
Dividends and interest	25,869	20,070	24,969
Variation margin on futures contracts	89,393	73,468	104,971
Due from Advisor	4,150	14,557	27,841
Total Assets	100,804,143	106,578,384	164,213,217

LIABILITIES:
Payables:
Due to custodian	—	161	112
Dividends	647,178	260	116
Fund shares redeemed	557,902	473,400	104,586
Accrued liabilities:
Shareholder servicing fees	1,488	4,407	3,917
Distribution fees	570	1,085	1,462
Trustees’ and Chief Compliance Officer’s fees	637	522	831
Other	9,088	29,720	68,054
Total Liabilities	1,216,863	509,555	179,078
Net Assets	$99,587,280	$106,068,829	$164,034,139

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
NET ASSETS:
Paid in capital	$107,529,548	$114,304,696	$177,733,780
Accumulated undistributed (distributions in excess of) net investment income	(140,097)	(144,699)	(222,152)
Accumulated net realized gains (losses)	(795,960)	526,751	2,705,648
Net unrealized appreciation (depreciation)	(7,006,211)	(8,617,919)	(16,183,137)
Total Net Assets	$99,587,280	$106,068,829	$164,034,139

Net Assets:
Class A	$1,857,549	$4,806,121	$6,815,997
Class C	314,820	193,881	93,340
Select Class	10,103,722	32,553,579	25,509,941
Institutional Class	87,311,189	68,515,248	131,614,861
Total	$99,587,280	$106,068,829	$164,034,139

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	125,918	327,717	464,584
Class C	21,349	13,232	6,369
Select Class	684,593	2,221,104	1,739,012
Institutional Class	5,910,710	4,669,860	8,967,139

Net Asset Value:
Class A — Redemption price per share	$14.75	$14.67	$14.67
Class C — Offering price per share (a)	14.75	14.65	14.65
Select Class — Offering and redemption price per share	14.76	14.66	14.67
Institutional Class — Offering and redemption price per share	14.77	14.67	14.68
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.45	$15.36	$15.36

Cost of investments in non-affiliates	$1,093,134	$1,022,597	$1,445,907
Cost of investments in affiliates	105,910,193	113,839,177	178,419,045

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   41

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (continued)

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$3,744,705	$312,059	$3,744,705
Investments in affiliates, at value	268,788,343	17,777,646	213,366,374
Total investments securities, at value	272,533,048	18,089,705	217,111,079
Cash	417,546	23	—
Receivables:
Fund shares sold	676,884	38,397	576,403
Dividends and interest	64,787	5,517	63,344
Variation margin on futures contracts	—	16,420	254,972
Due from Advisor	52,544	—	44,857
Total Assets	273,744,809	18,150,062	218,050,655

LIABILITIES:
Payables:
Due to Custodian	—	—	449
Dividends	1,440	—	98
Fund shares redeemed	480,459	—	156,408
Variation margin on futures contracts	160,825	—	—
Accrued liabilities:
Shareholder servicing fees	8,814	1,048	5,882
Distribution fees	2,536	562	1,937
Trustees’ and Chief Compliance Officer’s fees	1,367	—	1,108
Other	104,946	8,873	102,288
Total Liabilities	760,387	10,483	268,170
Net Assets	$272,984,422	$18,139,579	$217,782,485

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
NET ASSETS:
Paid in capital	$295,992,121	$19,698,857	$235,882,439
Accumulated undistributed (distributions in excess of) net investment income	(604,009)	(34,056)	(607,439)
Accumulated net realized gains (losses)	3,445,925	(139,885)	4,792,803
Net unrealized appreciation (depreciation)	(25,849,615)	(1,385,337)	(22,285,318)
Total Net Assets	$272,984,422	$18,139,579	$217,782,485

Net Assets:
Class A	$10,863,168	$1,983,443	8,449,421
Class C	434,621	263,700	257,200
Select Class	61,176,878	2,205,833	38,908,479
Institutional Class	200,509,755	13,686,603	170,167,385
Total	$272,984,422	$18,139,579	$217,782,485

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	740,003	146,804	571,421
Class C	29,589	19,528	17,420
Select Class	4,161,521	163,194	2,630,731
Institutional Class	13,636,884	1,012,430	11,499,030

Net Asset Value:
Class A — Redemption price per share	$14.68	$13.51	$14.79
Class C — Offering price per share (a)	14.69	13.50	14.76
Select Class — Offering and redemption price per share	14.70	13.52	14.79
Institutional Class — Offering and redemption price per share	14.70	13.52	14.80
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.37	$14.15	$15.49

Cost of investments in non-affiliates	$3,748,237	$312,336	$3,748,199
Cost of investments in affiliates	293,969,245	19,113,082	234,880,969

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   43

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$432,856	$3,377,281	$65,432	$20,133
Investments in affiliates, at value	12,313,139	150,878,050	4,620,993	2,187,645
Total investments securities, at value	12,745,995	154,255,331	4,686,425	2,207,778
Receivables:
Fund shares sold	10,562	276,841	8,674	13,962
Dividends and interest	6,979	56,685	1,232	392
Variation margin on futures contracts	38,860	258,272	5,072	836
Due from Advisor	—	32,914	—	3,300
Total Assets	12,802,396	154,880,043	4,701,403	2,226,268

LIABILITIES:
Payables:
Due to custodian	168	612	—	—
Dividends	—	116	—	—
Investment securities purchased	51,000	—	37,000	26,000
Fund shares redeemed	—	167,156	—	427
Accrued liabilities:
Shareholder servicing fees	699	3,510	236	79
Distribution fees	359	2,073	75	33
Trustees’ and Chief Compliance Officer’s fees	—	800	9	7
Other	11,112	74,571	8,945	9,071
Total Liabilities	63,338	248,838	46,265	35,617
Net Assets	$12,739,058	$154,631,205	$4,655,138	$2,190,651

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
NET ASSETS:
Paid in capital	$14,185,652	$166,436,203	$5,049,109	$2,372,247
Accumulated undistributed (distributions in excess of) net investment income	(28,191)	(415,369)	(7,194)	620
Accumulated net realized gains (losses)	(217,214)	4,081,554	(25,149)	(32,636)
Net unrealized appreciation (depreciation)	(1,201,189)	(15,471,183)	(361,628)	(149,580)
Total Net Assets	$12,739,058	$154,631,205	$4,655,138	$2,190,651

Net Assets:
Class A	$1,137,229	$9,084,470	$296,320	$97,754
Class C	189,397	277,052	30,371	25,835
Select Class	1,109,461	19,181,515	412,042	521,948
Institutional Class	10,302,971	126,088,168	3,916,405	1,545,114
Total	$12,739,058	$154,631,205	$4,655,138	$2,190,651

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	85,553	616,957	22,184	7,250
Class C	14,251	18,835	2,271	1,916
Select Class	83,369	1,301,712	30,815	38,706
Institutional Class	774,412	8,552,046	292,926	114,556

Net Asset Value:
Class A — Redemption price per share	$13.29	$14.72	$13.36	$13.48
Class C — Offering price per share (a)	13.29	14.71	13.37	13.49
Select Class — Offering and redemption price per share	13.31	14.74	13.37	13.49
Institutional Class — Offering and redemption price per share	13.30	14.74	13.37	13.49
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.92	$15.41	$13.99	$14.12

Cost of investments in non-affiliates	$433,376	$3,381,267	$65,504	$20,144
Cost of investments in affiliates	13,464,951	165,763,301	4,977,761	2,343,573

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   45

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008 (unless otherwise stated)

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,544,070	$3,536,006	$4,963,163
Interest income	2,441	2,255	3,477
Total investment income	3,546,511	3,538,261	4,966,640

EXPENSES:
Distribution fees:
Class A	2,889	10,195	13,827
Class C	2,640	386	566
Shareholder servicing fees:
Class A	2,889	10,195	13,827
Class C	880	129	188
Select Class	18,471	53,273	46,213
Institutional Class	76,732	66,296	123,945
Trustees’ and Chief Compliance Officer’s fees	1,381	1,482	2,396
Transfer agent fees	38,656	107,809	203,026
Interest expense	301	41	811
Other	1,199	405	277
Total expenses	146,038	250,211	405,076
Less amounts waived	(85,141)	(91,416)	(142,328)
Less expense reimbursements	(24,580)	(82,477)	(166,966)
Net expenses	36,317	76,318	95,782
Net investment income (loss)	3,510,194	3,461,943	4,870,858

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(2,588,604)	(2,005,398)	(2,566,909)
Futures	(48,877)	(89,118)	(226,053)
Foreign currency transactions	(68)	582	495
Net realized gain (loss)	(2,637,549)	(2,093,934)	(2,792,467)
Distributions of realized gains by investment company affiliates	2,581,786	3,659,521	7,585,485
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(929)	(856)	(1,377)
Investments in affiliates	(6,559,327)	(10,334,931)	(20,224,802)
Futures	25,988	(46,672)	(213,943)
Foreign currency translations	131	209	306
Change in net unrealized appreciation (depreciation)	(6,534,137)	(10,382,250)	(20,439,816)
Net realized/unrealized gains (losses)	(6,589,900)	(8,816,663)	(15,646,798)
Change in net assets resulting from operations	$(3,079,706)	$(5,354,720)	$(10,775,940)

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund (a)	SmartRetirement 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$6,858,625	$204,435	$4,287,607
Interest income	8,955	724	8,929
Total investment income	6,867,580	205,159	4,296,536

EXPENSES:
Distribution fees:
Class A	18,556	2,649	16,593
Class C	2,620	488	1,353
Shareholder servicing fees:
Class A	18,556	2,649	16,593
Class C	873	163	451
Select Class	108,300	1,769	64,986
Institutional Class	184,886	4,344	155,423
Trustees’ and Chief Compliance Officer’s fees	3,815	34	3,044
Transfer agent fees	348,634	19,972	303,078
Interest expense	382	—	466
Other	404	50	330
Total expenses	687,026	32,118	562,317
Less amounts waived	(222,452)	(3,959)	(172,291)
Less expense reimbursements	(295,540)	(19,868)	(247,066)
Net expenses	169,034	8,291	142,960
Net investment income (loss)	6,698,546	196,868	4,153,576

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(5,679,487)	(341,063)	(3,856,490)
Futures	(823,864)	(61,439)	(950,306)
Foreign currency transactions	1,485	(94)	563
Net realized gain (loss)	(6,501,866)	(402,596)	(4,806,233)
Distributions of realized gains by investment company affiliates	13,719,100	317,649	13,135,716
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(3,532)	(277)	(3,494)
Investments in affiliates	(35,013,163)	(1,335,436)	(33,420,838)
Futures	(666,017)	(49,673)	(768,117)
Foreign currency translations	836	49	888
Change in net unrealized appreciation (depreciation)	(35,681,876)	(1,385,337)	(34,191,561)
Net realized/unrealized gains (losses)	(28,464,642)	(1,470,284)	(25,862,078)
Change in net assets resulting from operations	$(21,766,096)	$(1,273,416)	$(21,708,502)

(a)	Commencement of operations was July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   47

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008 (unless otherwise stated) (continued)

	SmartRetirement 2035 Fund (a)	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund (a)	SmartRetirement 2050 Fund (a)
INVESTMENT INCOME:
Dividend income from affiliates	$133,853	$2,957,537	$37,352	$23,663
Interest income	994	7,844	159	86
Total investment income	134,847	2,965,381	37,511	23,749
EXPENSES:
Distribution fees:
Class A	1,113	16,433	330	110
Class C	321	1,700	221	184
Shareholder servicing fees:
Class A	1,113	16,433	330	110
Class C	107	567	74	61
Select Class	1,362	30,141	517	571
Institutional Class	3,771	117,079	1,015	551
Trustees’ and Chief Compliance Officer’s fees	30	2,201	16	14
Transfer agent fees	22,323	253,114	20,022	17,748
Interest expense	—	403	—	—
Other	50	156	26	2,371
Total expenses	30,190	438,227	22,551	21,720
Less amounts waived	(3,152)	(126,104)	(1,232)	(848)
Less expense reimbursements	(22,133)	(210,902)	(19,662)	(19,793)
Net expenses	4,905	101,221	1,657	1,079
Net investment income (loss)	129,942	2,864,160	35,854	22,670
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(424,509)	(2,379,382)	(64,442)	(65,163)
Futures	(57,974)	(712,852)	(7,432)	1,408
Foreign currency transactions	1,538	(2,044)	134	—
Net realized gain (loss)	(480,945)	(3,094,278)	(71,740)	(63,755)
Distributions of realized gains by investment company affiliates	321,822	9,797,978	53,404	43,631
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(520)	(3,986)	(72)	(11)
Investments in affiliates	(1,151,812)	(25,046,017)	(356,768)	(155,928)
Futures	(48,909)	(582,573)	(4,788)	6,359
Foreign currency translations	52	627	—	—
Change in net unrealized appreciation (depreciation)	(1,201,189)	(25,631,949)	(361,628)	(149,580)
Net realized/unrealized gains (losses)	(1,360,312)	(18,928,249)	(379,964)	(169,704)
Change in net assets resulting from operations	$(1,230,370)	$(16,064,089)	$(344,110)	$(147,034)

(a)	Commencement of operations was July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	SmartRetirement Income Fund		SmartRetirement 2010 Fund		SmartRetirement 2015 Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,510,194	$627,769	$3,461,943	$1,265,356	$4,870,858	$1,855,268
Net realized gain (loss)	(2,637,549)	(42,300)	(2,093,934)	(48,657)	(2,792,467)	(123,331)
Distributions of realized gains by investment company affiliates	2,581,786	49,223	3,659,521	654,924	7,585,485	1,803,021
Change in net unrealized appreciation (depreciation)	(6,534,137)	(470,160)	(10,382,250)	1,674,343	(20,439,816)	4,058,063
Change in net assets resulting from operations	(3,079,706)	164,532	(5,354,720)	3,545,966	(10,775,940)	7,593,021

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(59,131)	(1,888)	(171,531)	(29,407)	(237,282)	(35,837)
From net realized gains	(571)	(2)	(22,026)	(12)	(49,741)	(16)
Class C
From net investment income	(17,268)	(881)	(3,413)	(989)	(3,577)	(899)
From net realized gains	(270)	(2)	(199)	(16)	(889)	(19)
Select Class
From net investment income	(344,252)	(57,510)	(1,089,522)	(166,211)	(866,685)	(146,503)
From net realized gains	(2,759)	(48)	(128,029)	(750)	(164,454)	(971)
Institutional Class
From net investment income	(3,921,822)	(581,663)	(3,231,167)	(1,241,874)	(5,863,788)	(2,148,369)
From net realized gains	(36,854)	(334)	(418,110)	(13,591)	(1,164,966)	(30,991)
Total distributions to shareholders	(4,382,927)	(642,328)	(5,063,997)	(1,452,850)	(8,351,382)	(2,363,605)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	37,060,983	70,197,856	45,050,972	62,420,174	61,994,742	105,279,352

NET ASSETS:
Change in net assets	29,598,350	69,720,060	34,632,255	64,513,290	42,867,420	110,508,768
Beginning of period	69,988,930	268,870	71,436,574	6,923,284	121,166,719	10,657,951
End of period	$99,587,280	$69,988,930	$106,068,829	$71,436,574	$164,034,139	$121,166,719
Accumulated undistributed (distributions in excess of) net investment income	$(140,097)	$(643)	$(144,699)	$389	$(222,152)	$793

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2020 Fund		SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Period Ended 6/30/2008 (a)	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,698,546	$2,437,424	$196,868	$4,153,576	$1,527,271
Net realized gain (loss)	(6,501,866)	(37,394)	(402,596)	(4,806,233)	(144,051)
Distributions of realized gains by investment company affiliates	13,719,100	3,313,552	317,649	13,135,716	3,038,012
Change in net unrealized appreciation (depreciation)	(35,681,876)	9,076,304	(1,385,337)	(34,191,561)	10,851,168
Change in net assets resulting from operations	(21,766,096)	14,789,886	(1,273,416)	(21,708,502)	15,272,400

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(335,458)	(15,591)	(66,011)	(235,899)	(13,895)
From net realized gains	(95,018)	(76)	—	(81,883)	(41)
Class C
From net investment income	(12,502)	(1,649)	(2,075)	(5,427)	(954)
From net realized gains	(3,915)	(24)	—	(2,052)	(12)
Select Class
From net investment income	(1,940,092)	(213,857)	(25,942)	(1,024,489)	(76,264)
From net realized gains	(480,498)	(2,065)	—	(316,596)	(348)
Institutional Class
From net investment income	(8,356,811)	(3,072,531)	(191,896)	(6,417,555)	(2,419,797)
From net realized gains	(2,197,347)	(58,949)	—	(2,102,058)	(21,975)
Total distributions to shareholders	(13,421,641)	(3,364,742)	(285,924)	(10,185,959)	(2,533,286)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	126,791,123	137,392,209	19,698,919	102,199,893	95,577,507

NET ASSETS:
Change in net assets	91,603,386	148,817,353	18,139,579	70,305,432	108,316,621
Beginning of period	181,381,036	32,563,683	—	147,477,053	39,160,432
End of period	$272,984,422	$181,381,036	$18,139,579	$217,782,485	$147,477,053
Accumulated undistributed (distributions in excess of) net investment income	$(604,009)	$2,694	$(34,056)	$(607,439)	$2,953

(a)	Commencement of operations was July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund		SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
	Period Ended 6/30/2008 (a)	Year Ended 6/30/2008	Year Ended 6/30/2007	Period Ended 6/30/2008 (a)	Period Ended 6/30/2008 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$129,942	$2,864,160	$1,174,506	$35,854	$22,670
Net realized gain (loss)	(480,945)	(3,094,278)	(81,241)	(71,740)	(63,755)
Distributions of realized gains by investment company affiliates	321,822	9,797,978	2,431,796	53,404	43,631
Change in net unrealized appreciation (depreciation)	(1,201,189)	(25,631,949)	9,084,304	(361,628)	(149,580)
Change in net assets resulting from operations	(1,230,370)	(16,064,089)	12,609,365	(344,110)	(147,034)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(23,139)	(267,956)	(5,568)	(5,711)	(1,453)
From net realized gains	—	(101,490)	(21)	—	—
Class C
From net investment income	(1,499)	(9,517)	(682)	(1,026)	(694)
From net realized gains	—	(4,252)	(9)	—	—
Select Class
From net investment income	(15,879)	(460,468)	(31,058)	(5,979)	(7,095)
From net realized gains	—	(148,595)	(141)	—	—
Institutional Class
From net investment income	(175,770)	(4,723,873)	(2,012,727)	(37,222)	(25,383)
From net realized gains	—	(1,640,835)	(19,914)	—	—
Total distributions to shareholders	(216,287)	(7,356,986)	(2,070,120)	(49,938)	(34,625)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	14,185,715	67,525,505	59,909,750	5,049,186	2,372,310

NET ASSETS:
Change in net assets	12,739,058	44,104,430	70,448,995	4,655,138	2,190,651
Beginning of period	—	110,526,775	40,077,780	—	—
End of period	$12,739,058	$154,631,205	$110,526,775	$4,655,138	$2,190,651
Accumulated undistributed (distributions in excess of) net investment income	$(28,191)	$(415,369)	$(101)	$(7,194)	$620

(a)	Commencement of operations was July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement Income Fund		SmartRetirement 2010 Fund		SmartRetirement 2015 Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,380,419	$141,581	$5,483,024	$2,691,715	$6,923,156	$3,791,081
Dividends and distributions reinvested	57,249	1,184	193,557	29,417	286,275	35,851
Cost of shares redeemed	(1,574,691)	(36,178)	(3,048,816)	(154,544)	(3,384,832)	(225,753)
Change in net assets from Class A capital transactions	$1,862,977	$106,587	$2,627,765	$2,566,588	$3,824,599	$3,601,179
Class C
Proceeds from shares issued	$639,698	$72,646	$192,826	$34,446	$115,746	$13,982
Dividends and distributions reinvested	14,249	564	2,491	1,003	4,391	912
Cost of shares redeemed	(375,271)	(27,461)	(22,412)	(30,471)	(29,837)	(28,336)
Change in net assets from Class C capital transactions	$278,676	$45,749	$172,905	$4,978	$90,300	$(13,442)
Select Class
Proceeds from shares issued	$29,296,092	$4,643,843	$50,426,532	$12,379,472	$20,033,129	$11,446,151
Dividends and distributions reinvested	347,011	57,557	1,216,363	166,437	1,030,531	147,055
Cost of shares redeemed	(22,214,409)	(1,416,170)	(26,704,869)	(2,468,203)	(4,552,651)	(476,107)
Change in net assets from Select Class capital transactions	$7,428,694	$3,285,230	$24,938,026	$10,077,706	$16,511,009	$11,117,099
Institutional Class
Proceeds from shares issued	$40,798,063	$70,520,202	$40,934,799	$57,537,968	$62,444,047	$95,015,681
Dividends and distributions reinvested	1,117,639	226,649	3,649,277	1,255,465	7,028,755	2,179,359
Cost of shares redeemed	(14,425,066)	(3,986,561)	(27,271,800)	(9,022,531)	(27,903,968)	(6,620,524)
Change in net assets from Institutional Class capital transactions	$27,490,636	$66,760,290	$17,312,276	$49,770,902	$41,568,834	$90,574,516
Total change in net assets from capital transactions	$37,060,983	$70,197,856	$45,050,972	$62,420,174	$61,994,742	$105,279,352

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	SmartRetirement Income Fund		SmartRetirement 2010 Fund		SmartRetirement 2015 Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	213,488	8,875	345,026	167,630	428,114	234,069
Reinvested	3,746	75	12,488	1,824	18,218	2,184
Redeemed	(99,680)	(2,266)	(191,444)	(9,482)	(205,877)	(13,866)
Change in Class A Shares	117,554	6,684	166,070	159,972	240,455	222,387
Class C
Issued	40,450	4,556	12,468	2,138	7,135	897
Reinvested	922	36	165	64	278	58
Redeemed	(24,582)	(1,712)	(1,402)	(1,875)	(1,959)	(1,713)
Change in Class C Shares	16,790	2,880	11,231	327	5,454	(758)
Select Class
Issued	1,895,026	294,786	3,235,308	776,604	1,271,341	708,444
Reinvested	22,718	3,629	78,982	10,389	65,771	9,009
Redeemed	(1,449,373)	(88,906)	(1,734,487)	(152,385)	(293,332)	(28,913)
Change in Select Class Shares	468,371	209,509	1,579,803	634,608	1,043,780	688,540
Institutional Class
Issued	2,612,667	4,375,749	2,578,015	3,635,348	3,893,201	5,955,355
Reinvested	72,426	14,304	234,563	78,723	446,092	134,836
Redeemed	(922,112)	(250,324)	(1,740,528)	(571,427)	(1,763,990)	(406,782)
Change in Institutional Class Shares	1,762,981	4,139,729	1,072,050	3,142,644	2,575,303	5,683,409

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2020 Fund		SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Period Ended 6/30/2008 (a)	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,090,934	$2,137,043	$2,460,372	$9,492,136	$3,298,672
Dividends and distributions reinvested	428,739	14,992	66,011	316,698	13,898
Cost of shares redeemed	(1,393,496)	(193,626)	(297,835)	(3,061,763)	(521,011)
Change in net assets from Class A capital transactions	$10,126,177	$1,958,409	$2,228,548	$6,747,071	$2,791,559
Class C
Proceeds from shares issued	$307,881	$153,039	$278,857	$196,676	$76,528
Dividends and distributions reinvested	7,218	1,519	2,075	7,430	965
Cost of shares redeemed	(2,071)	(28,719)	(13)	(79)	(29,157)
Change in net assets from Class C capital transactions	$313,028	$125,839	$280,919	$204,027	$48,336
Select Class
Proceeds from shares issued	$85,894,173	$21,175,692	$2,453,004	$56,081,456	$11,455,929
Dividends and distributions reinvested	2,416,070	215,597	25,942	1,341,085	76,610
Cost of shares redeemed	(41,012,574)	(1,662,757)	(120,621)	(25,279,444)	(754,747)
Change in net assets from Select Class capital transactions	$47,297,669	$19,728,532	$2,358,325	$32,143,097	$10,777,792
Institutional Class
Proceeds from shares issued	$95,412,761	$127,899,695	$15,507,956	$85,202,200	$89,432,297
Dividends and distributions reinvested	10,554,158	3,131,478	191,897	8,519,612	2,441,770
Cost of shares redeemed	(36,912,670)	(15,451,744)	(868,726)	(30,616,114)	(9,914,247)
Change in net assets from Institutional Class capital transactions	$69,054,249	$115,579,429	$14,831,127	$63,105,698	$81,959,820
Total change in net assets from capital transactions	$126,791,123	$137,392,209	$19,698,919	$102,199,893	$95,577,507

(a)	Commencement of operations was July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	SmartRetirement 2020 Fund		SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Period Ended 6/30/2008 (a)	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	679,112	128,490	162,774	564,721	198,381
Reinvested	27,022	902	4,520	19,458	819
Redeemed	(87,639)	(11,553)	(20,490)	(181,989)	(31,788)
Change in Class A Shares	618,495	117,839	146,804	402,190	167,412
Class C
Issued	19,230	9,387	19,380	12,323	4,619
Reinvested	451	93	148	456	59
Redeemed	(125)	(1,709)	— (b)	(5)	(1,705)
Change in Class C Shares	19,556	7,771	19,528	12,774	2,973
Select Class
Issued	5,440,179	1,293,520	169,943	3,512,483	688,854
Reinvested	152,402	13,018	1,845	82,773	4,546
Redeemed	(2,644,531)	(99,758)	(8,594)	(1,620,295)	(44,319)
Change in Select Class Shares	2,948,050	1,206,780	163,194	1,974,961	649,081
Institutional Class
Issued	5,856,085	7,993,143	1,059,567	5,137,477	5,504,173
Reinvested	661,317	191,981	13,530	521,624	148,469
Redeemed	(2,281,290)	(973,998)	(60,667)	(1,841,500)	(614,472)
Change in Institutional Class Shares	4,236,112	7,211,126	1,012,430	3,817,601	5,038,170

(a)	Commencement of operations was July 31, 2007.

(b)	Amount rounds to less than 1.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund		SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
	Period Ended 6/30/2008 (a)	Year Ended 6/30/2008	Year Ended 6/30/2007	Period Ended 6/30/2008 (a)	Period Ended 6/30/2008 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,633,135	$11,129,516	$1,110,269	$383,234	$168,096
Dividends and distributions reinvested	23,139	368,499	5,587	5,711	1,453
Cost of shares redeemed	(400,173)	(2,047,107)	(82,934)	(65,403)	(64,591)
Change in net assets from Class A capital transactions	$1,256,101	$9,450,908	$1,032,922	$323,542	$104,958
Class C
Proceeds from shares issued	$207,689	$292,685	$54,900	$32,856	$28,000
Dividends and distributions reinvested	1,499	13,508	683	1,026	693
Cost of shares redeemed	—	(37,130)	(29,206)	(12)	—
Change in net assets from Class C capital transactions	$209,188	$269,063	$26,377	$33,870	$28,693
Select Class
Proceeds from shares issued	$1,358,827	$24,697,993	$5,561,520	$499,578	$778,627
Dividends and distributions reinvested	15,879	609,063	31,198	5,979	7,095
Cost of shares redeemed	(164,598)	(9,165,491)	(672,190)	(58,361)	(231,131)
Change in net assets from Select Class capital transactions	$1,210,108	$16,141,565	$4,920,528	$447,196	$554,591
Institutional Class
Proceeds from shares issued	$12,305,253	$63,938,159	$59,555,615	$4,491,239	$2,025,326
Dividends and distributions reinvested	175,770	6,364,709	2,032,640	37,223	25,383
Cost of shares redeemed	(970,705)	(28,638,899)	(7,658,332)	(283,884)	(366,641)
Change in net assets from Institutional Class capital transactions	$11,510,318	$41,663,969	$53,929,923	$4,244,578	$1,684,068
Total change in net assets from capital transactions	$14,185,715	$67,525,505	$59,909,750	$5,049,186	$2,372,310

(a)	Commencement of operations was July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund		SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
	Period Ended 6/30/2008 (a)	Year Ended 6/30/2008	Year Ended 6/30/2007	Period Ended 6/30/2008 (a)	Period Ended 6/30/2008 (a)
SHARE TRANSACTIONS:
Class A
Issued	112,381	655,430	65,566	26,433	11,400
Reinvested	1,605	22,598	330	397	100
Redeemed	(28,433)	(123,904)	(4,831)	(4,646)	(4,250)
Change in Class A Shares	85,553	554,124	61,065	22,184	7,250
Class C
Issued	14,144	17,162	3,203	2,202	1,869
Reinvested	107	822	41	69	47
Redeemed	—	(2,360)	(1,706)	—	—
Change in Class C Shares	14,251	15,624	1,538	2,271	1,916
Select Class
Issued	93,526	1,551,988	329,602	34,608	54,690
Reinvested	1,125	37,598	1,847	422	498
Redeemed	(11,282)	(587,295)	(37,717)	(4,215)	(16,482)
Change in Select Class Shares	83,369	1,002,291	293,732	30,815	38,706
Institutional Class
Issued	829,879	3,881,112	3,643,106	310,175	138,226
Reinvested	12,304	389,405	123,754	2,666	1,762
Redeemed	(67,771)	(1,726,042)	(464,867)	(19,915)	(25,432)
Change in Institutional Class Shares	774,412	2,544,475	3,301,993	292,926	114,556

(a)	Commencement of operations was July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement Income Fund
Class A
Year Ended June 30, 2008	$15.98	$0.59	(h)	$(1.09)	$(0.50)	$(0.72)	$(0.01)	$(0.73)
Year Ended June 30, 2007	14.88	0.62	(h)	0.94	1.56	(0.46)	— (i)	(0.46)
May 15, 2006 (g) through June 30, 2006	15.00	0.10		(0.13)	(0.03)	(0.09)	—	(0.09)

Class C
Year Ended June 30, 2008	15.98	0.52	(h)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)
Year Ended June 30, 2007	14.88	0.50	(h)	0.97	1.47	(0.37)	— (i)	(0.37)
May 15, 2006 (g) through June 30, 2006	15.00	0.08		(0.12)	(0.04)	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2008	15.98	0.61	(h)	(1.07)	(0.46)	(0.75)	(0.01)	(0.76)
Year Ended June 30, 2007	14.88	0.62	(h)	0.97	1.59	(0.49)	— (i)	(0.49)
May 15, 2006 (g) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

Institutional Class
Year Ended June 30, 2008	15.99	0.65	(h)	(1.09)	(0.44)	(0.77)	(0.01)	(0.78)
Year Ended June 30, 2007	14.88	0.73	(h)	0.89	1.62	(0.51)	— (i)	(0.51)
May 15, 2006 (g) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

SmartRetirement 2010 Fund
Class A
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)
Year Ended June 30, 2007	14.88	0.50		1.39	1.89	(0.54)	(0.01)	(0.55)
May 15, 2006 (g) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)
Year Ended June 30, 2007	14.88	0.39		1.41	1.80	(0.46)	(0.01)	(0.47)
May 15, 2006 (g) through June 30, 2006	15.00	0.07		(0.15)	(0.08)	(0.04)	—	(0.04)

Select Class
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)
Year Ended June 30, 2007	14.88	0.53		1.40	1.93	(0.58)	(0.01)	(0.59)
May 15, 2006 (g) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

Institutional Class
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)
Year Ended June 30, 2007	14.88	0.56		1.40	1.96	(0.60)	(0.01)	(0.61)
May 15, 2006 (g) through June 30, 2006	15.00	0.06		(0.12)	(0.06)	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.75	(3.27)%	$1,857	0.42%	3.82%	0.56%	38%
15.98	10.55	134	0.42	3.91	1.02	38
14.88	(0.19)	25	0.41	5.10	0.73	1

14.75	(3.75)	315	0.92	3.38	1.06	38
15.98	9.98	73	0.92	3.18	1.45	38
14.88	(0.25)	25	0.91	4.61	1.19	1

14.76	(3.02)	10,104	0.17	3.93	0.31	38
15.98	10.80	3,455	0.17	3.88	0.46	38
14.88	(0.15)	100	0.17	5.35	0.52	1

14.77	(2.88)	87,311	0.02	4.13	0.15	38
15.99	10.99	66,328	0.02	4.56	0.24	38
14.88	(0.14)	119	0.02	6.03	0.37	1

14.67	(5.01)	4,806	0.43	3.37	0.62	31
16.22	12.85	2,622	0.43	3.15	0.56	27
14.88	(0.47)	25	0.43	4.60	0.80	2

14.65	(5.49)	194	0.93	3.67	1.15	31
16.21	12.28	32	0.93	2.63	1.08	27
14.88	(0.53)	25	0.93	3.99	1.25	2

14.66	(4.81)	32,554	0.18	3.81	0.39	31
16.22	13.12	10,400	0.18	3.31	0.31	27
14.88	(0.44)	100	0.18	4.72	0.51	2

14.67	(4.68)	68,515	0.03	3.79	0.21	31
16.23	13.32	58,382	0.03	3.66	0.18	27
14.88	(0.42)	6,774	0.03	19.30	0.36	2

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2008	$16.56	$0.46	(h)	$(1.53)	$(1.07)	$(0.67)	$(0.15)	$(0.82)
Year Ended June 30, 2007	14.83	0.41	(h)	1.83	2.24	(0.50)	(0.01)	(0.51)
May 15, 2006 (g) through June 30, 2006	15.00	0.07		(0.19)	(0.12)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2008	16.57	0.42	(h)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)
Year Ended June 30, 2007	14.83	0.31	(h)	1.85	2.16	(0.41)	(0.01)	(0.42)
May 15, 2006 (g) through June 30, 2006	15.00	0.06		(0.19)	(0.13)	(0.04)	—	(0.04)

Select Class
Year Ended June 30, 2008	16.57	0.51	(h)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)
Year Ended June 30, 2007	14.83	0.46	(h)	1.83	2.29	(0.54)	(0.01)	(0.55)
May 15, 2006 (g) through June 30, 2006	15.00	0.08		(0.20)	(0.12)	(0.05)	—	(0.05)

Institutional Class
Year Ended June 30, 2008	16.57	0.53	(h)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)
Year Ended June 30, 2007	14.83	0.49	(h)	1.82	2.31	(0.56)	(0.01)	(0.57)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.17)	(0.12)	(0.05)	—	(0.05)

SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2008	16.86	0.42	(h)	(1.76)	(1.34)	(0.65)	(0.19)	(0.84)
Year Ended June 30, 2007	14.78	0.37	(h)	2.17	2.54	(0.45)	(0.01)	(0.46)
May 15, 2006 (g) through June 30, 2006	15.00	0.06		(0.23)	(0.17)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2008	16.87	0.32	(h)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)
Year Ended June 30, 2007	14.79	0.22	(h)	2.24	2.46	(0.37)	(0.01)	(0.38)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.22)	(0.17)	(0.04)	—	(0.04)

Select Class
Year Ended June 30, 2008	16.88	0.45	(h)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)
Year Ended June 30, 2007	14.79	0.37	(h)	2.22	2.59	(0.49)	(0.01)	(0.50)
May 15, 2006 (g) through June 30, 2006	15.00	0.07		(0.23)	(0.16)	(0.05)	—	(0.05)

Institutional Class
Year Ended June 30, 2008	16.88	0.46	(h)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)
Year Ended June 30, 2007	14.79	0.39	(h)	2.22	2.61	(0.51)	(0.01)	(0.52)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.21)	(0.16)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.67	(6.74)%	$6,816	0.43%	2.92%	0.65%	26%
16.56	15.24	3,713	0.43	2.47	0.53	25
14.83	(0.82)	26	0.43	3.88	0.78	2

14.65	(7.27)	93	0.93	2.68	1.14	26
16.57	14.70	15	0.93	1.98	1.05	25
14.83	(0.88)	25	0.93	3.38	1.26	2

14.67	(6.56)	25,510	0.18	3.26	0.41	26
16.57	15.60	11,517	0.18	2.77	0.28	25
14.83	(0.79)	99	0.18	4.13	0.51	2

14.68	(6.37)	131,615	0.03	3.32	0.24	26
16.57	15.73	105,922	0.03	3.04	0.14	25
14.83	(0.77)	10,508	0.03	19.03	0.36	2

14.68	(8.29)	10,863	0.43	2.65	0.68	27
16.86	17.38	2,049	0.43	2.21	0.52	36
14.78	(1.15)	54	0.43	5.17	0.77	6

14.69	(8.73)	435	0.93	2.03	1.15	27
16.87	16.76	169	0.93	1.37	1.02	36
14.79	(1.15)	33	0.93	3.42	1.27	6

14.70	(8.07)	61,177	0.18	2.83	0.43	27
16.88	17.68	20,483	0.18	2.22	0.27	36
14.79	(1.08)	99	0.18	3.55	0.51	6

14.70	(7.95)	200,510	0.03	2.85	0.24	27
16.88	17.81	158,680	0.03	2.40	0.13	36
14.79	(1.06)	32,377	0.03	18.67	0.36	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
SmartRetirement 2025 Fund
Class A
July 31, 2007 (g) through June 30, 2008	$15.00	$0.40	(h)	$(1.33)	$(0.93)	$(0.56)	$—		$(0.56)

Class C
July 31, 2007 (g) through June 30, 2008	15.00	0.31	(h)	(1.31)	(1.00)	(0.50)	—		(0.50)

Select Class
July 31, 2007 (g) through June 30, 2008	15.00	0.37	(h)	(1.27)	(0.90)	(0.58)	—		(0.58)

Institutional Class
July 31, 2007 (g) through June 30, 2008	15.00	0.44	(h)	(1.32)	(0.88)	(0.60)	—		(0.60)

SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2008	17.32	0.29	(h)	(2.00)	(1.71)	(0.59)	(0.23)		(0.82)
Year Ended June 30, 2007	14.75	0.20	(h)	2.77	2.97	(0.40)	—	(i)	(0.40)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—		(0.04)

Class C
Year Ended June 30, 2008	17.31	0.22	(h)	(2.01)	(1.79)	(0.53)	(0.23)		(0.76)
Year Ended June 30, 2007	14.75	0.13	(h)	2.76	2.89	(0.33)	—	(i)	(0.33)
May 15, 2006 (g) through June 30, 2006	15.00	0.04		(0.26)	(0.22)	(0.03)	—		(0.03)

Select Class
Year Ended June 30, 2008	17.32	0.35	(h)	(2.01)	(1.66)	(0.64)	(0.23)		(0.87)
Year Ended June 30, 2007	14.75	0.26	(h)	2.75	3.01	(0.44)	—	(i)	(0.44)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—		(0.04)

Institutional Class
Year Ended June 30, 2008	17.33	0.36	(h)	(2.00)	(1.64)	(0.66)	(0.23)		(0.89)
Year Ended June 30, 2007	14.76	0.29	(h)	2.74	3.03	(0.46)	—	(i)	(0.46)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—		(0.05)

SmartRetirement 2035 Fund
Class A
July 31, 2007 (g) through June 30, 2008	15.00	0.33	(h)	(1.48)	(1.15)	(0.56)	—		(0.56)

Class C
July 31, 2007 (g) through June 30, 2008	15.00	0.29	(h)	(1.51)	(1.22)	(0.49)	—		(0.49)

Select Class
July 31, 2007 (g) through June 30, 2008	15.00	0.26	(h)	(1.37)	(1.11)	(0.58)	—		(0.58)

Institutional Class
July 31, 2007 (g) through June 30, 2008	15.00	0.37	(h)	(1.48)	(1.11)	(0.59)	—		(0.59)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.51	(6.48)%	$1,983	0.44%	3.06%	0.53%	33%

13.50	(6.94)	264	0.94	2.32	1.53	33

13.52	(6.25)	2,206	0.19	2.79	0.55	33

13.52	(6.14)	13,687	0.04	3.30	0.50	33

14.79	(10.27)	8,449	0.44	1.82	0.68	33
17.32	20.38	2,930	0.44	1.18	0.53	27
14.75	(1.40)	27	0.44	2.76	0.71	6

14.76	(10.78)	257	0.94	1.38	1.19	33
17.31	19.73	80	0.94	0.81	1.03	27
14.75	(1.47)	25	0.94	2.20	1.29	6

14.79	(10.03)	38,908	0.19	2.20	0.45	33
17.32	20.64	11,358	0.19	1.53	0.28	27
14.75	(1.37)	99	0.19	2.93	0.51	6

14.80	(9.91)	170,167	0.04	2.23	0.26	33
17.33	20.77	133,109	0.04	1.77	0.13	27
14.76	(1.29)	39,010	0.04	17.91	0.36	6

13.29	(8.01)	1,137	0.44	2.56	0.58	51

13.29	(8.43)	189	0.94	2.19	1.80	51

13.31	(7.74)	1,109	0.19	2.03	0.58	51

13.30	(7.70)	10,303	0.04	2.83	0.63	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2008	$17.32	$0.31	(h)	$(2.08)	$(1.77)	$(0.59)	$(0.24)		$(0.83)
Year Ended June 30, 2007	14.76	0.23	(h)	2.75	2.98	(0.42)	—	(i)	(0.42)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—		(0.04)

Class C
Year Ended June 30, 2008	17.33	0.26	(h)	(2.11)	(1.85)	(0.53)	(0.24)		(0.77)
Year Ended June 30, 2007	14.76	0.13	(h)	2.78	2.91	(0.34)	—	(i)	(0.34)
May 15, 2006 (g) through June 30, 2006	15.00	0.04		(0.25)	(0.21)	(0.03)	—		(0.03)

Select Class
Year Ended June 30, 2008	17.34	0.34	(h)	(2.07)	(1.73)	(0.63)	(0.24)		(0.87)
Year Ended June 30, 2007	14.76	0.26	(h)	2.77	3.03	(0.45)	—	(i)	(0.45)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—		(0.04)

Institutional Class
Year Ended June 30, 2008	17.34	0.35	(h)	(2.06)	(1.71)	(0.65)	(0.24)		(0.89)
Year Ended June 30, 2007	14.76	0.28	(h)	2.77	3.05	(0.47)	—	(i)	(0.47)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—		(0.05)

SmartRetirement 2045 Fund
Class A
July 31, 2007 (g) through June 30, 2008	15.00	0.30	(h)	(1.40)	(1.10)	(0.54)	—		(0.54)

Class C
July 31, 2007 (g) through June 30, 2008	15.00	0.19	(h)	(1.36)	(1.17)	(0.46)	—		(0.46)

Select Class
July 31, 2007 (g) through June 30, 2008	15.00	0.26	(h)	(1.33)	(1.07)	(0.56)	—		(0.56)

Institutional Class
July 31, 2007 (g) through June 30, 2008	15.00	0.37	(h)	(1.42)	(1.05)	(0.58)	—		(0.58)

SmartRetirement 2050 Fund
Class A
July 31, 2007 (g) through June 30, 2008	15.00	(0.05	)(h)	(1.03)	(1.08)	(0.44)	—		(0.44)

Class C
July 31, 2007 (g) through June 30, 2008	15.00	0.22	(h)	(1.36)	(1.14)	(0.37)	—		(0.37)

Select Class
July 31, 2007 (g) through June 30, 2008	15.00	0.32	(h)	(1.36)	(1.04)	(0.47)	—		(0.47)

Institutional Class
July 31, 2007 (g) through June 30, 2008	15.00	0.41	(h)	(1.43)	(1.02)	(0.49)	—		(0.49)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.72	(10.65)%	$9,084	0.44%	1.92%	0.72%	36%
17.32	20.45	1,089	0.44	1.33	0.54	25
14.76	(1.34)	26	0.43	2.73	0.72	6

14.71	(11.12)	277	0.94	1.59	1.21	36
17.33	19.84	56	0.94	0.82	1.03	25
14.76	(1.40)	25	0.94	2.17	1.28	6

14.74	(10.41)	19,182	0.19	2.10	0.48	36
17.34	20.80	5,192	0.19	1.55	0.29	25
14.76	(1.31)	99	0.19	2.93	0.51	6

14.74	(10.30)	126,088	0.04	2.12	0.28	36
17.34	20.94	104,191	0.04	1.68	0.14	25
14.76	(1.29)	39,928	0.04	17.10	0.36	6

13.36	(7.60)	296	0.44	2.27	2.28	37

13.37	(8.04)	30	0.94	1.40	3.55	37

13.37	(7.40)	412	0.19	2.01	2.14	37

13.37	(7.28)	3,916	0.04	2.79	1.39	37

13.48	(7.41)	98	0.44	(0.41)	3.10	63

13.49	(7.81)	26	0.94	1.67	3.90	63

13.49	(7.15)	522	0.19	2.41	2.52	63

13.49	(7.05)	1,545	0.04	3.08	2.48	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
SmartRetirement Income Fund	Class A, Class C, Select Class and Institutional Class
SmartRetirement 2010 Fund	Class A, Class C, Select Class and Institutional Class
SmartRetirement 2015 Fund	Class A, Class C, Select Class and Institutional Class
SmartRetirement 2020 Fund	Class A, Class C, Select Class and Institutional Class
SmartRetirement 2025 Fund	Class A, Class C, Select Class and Institutional Class
SmartRetirement 2030 Fund	Class A, Class C, Select Class and Institutional Class
SmartRetirement 2035 Fund	Class A, Class C, Select Class and Institutional Class
SmartRetirement 2040 Fund	Class A, Class C, Select Class and Institutional Class
SmartRetirement 2045 Fund	Class A, Class C, Select Class and Institutional Class
SmartRetirement 2050 Fund	Class A, Class C, Select Class and Institutional Class

The SmartRetirement 2025, SmartRetirement 2035, SmartRetirement 2045 and SmartRetirement 2050 Funds commenced operations on July 31, 2007.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Effective December 17, 2007, the maximum sales charges incurred on sales of Class A Shares of the Funds changed to 4.50% from 5.25%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

66   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of June 30, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

C.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D.  Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

An issuer which is under common control with the Funds may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers:

	For the periods ended June 30, 2008
	Value at June 30, 2007	Purchase Cost	Sales Cost	Realized Gain/Loss	Dividend Income	Shares at June 30, 2008	Value at June 30, 2008
SmartRetirement Income Fund
JPMorgan Bond Fund	$15,956,595	$13,129,840	$6,881,900	$(366,272)	$1,112,229	2,454,915	$19,983,007
JPMorgan Core Bond Fund	15,932,997	20,707,231	5,071,500	41,183	1,148,734	2,969,288	31,771,387
JPMorgan Emerging Markets Debt Fund	2,846,267	1,187,162	349,794	27,099	213,368	428,439	3,457,502
JPMorgan Emerging Markets Equity Fund	341,763	1,238,984	1,491,622	12,800	2,784	4,010	90,074
JPMorgan High Yield Bond Fund	2,893,654	2,345,613	430,870	(22,027)	238,745	590,057	4,449,030
JPMorgan International Equity Fund	3,350,200	3,694,364	2,405,795	245,082	120,080	146,493	4,142,817
JPMorgan International Opportunities Fund	3,348,987	3,139,314	1,795,000	(151,860)	66,057	269,295	4,157,919
JPMorgan International Realty Fund	458,483	382,664	220,010	(23,697)	25,424	41,812	498,405
JPMorgan Intrepid America Fund	4,716,451	6,375,914	2,754,677	(187,668)	70,633	304,324	7,443,754
JPMorgan Prime Money Market Fund	6,568,599	53,885,519	56,186,509	—	341,811	4,267,609	4,267,609
JPMorgan Small Cap Equity Fund	1,359,583	1,340,858	408,297	12,267	9,802	73,005	2,170,433
JPMorgan Small Cap Growth Fund	510,188	909,488	272,387	21,187	—	114,113	1,069,238
JPMorgan Small Cap Value Fund	510,216	262,526	174,976	9,495	5,013	27,300	494,128
JPMorgan U.S. Equity Fund	7,955,564	11,663,261	5,889,558	451,573	150,460	1,301,444	12,428,787
JPMorgan U.S. Real Estate Fund	1,340,789	2,281,618	856,861	(75,980)	38,930	148,860	2,454,702
Total	$68,090,336	$122,544,356	$85,189,756	$(6,818)	$3,544,070		$98,878,792

SmartRetirement 2010 Fund
JPMorgan Bond Fund	$14,450,538	$12,509,968	$7,107,126	$(466,693)	$1,050,277	2,168,362	$17,650,468
JPMorgan Core Bond Fund	14,471,138	17,776,679	2,153,174	(2,259)	1,115,944	2,832,777	30,310,714
JPMorgan Emerging Markets Debt Fund	2,951,186	847,063	52,795	52,795	227,268	434,910	3,509,723
JPMorgan Emerging Markets Equity Fund	915,278	1,786,989	2,602,691	99,810	5,889	5,560	124,889
JPMorgan High Yield Bond Fund	2,954,220	2,082,727	32,275	32,275	252,953	614,213	4,631,169
JPMorgan International Equity Fund	4,868,111	5,308,084	3,733,398	568,951	173,097	202,424	5,724,546
JPMorgan International Opportunities Fund	4,865,886	3,298,295	1,478,680	(43,749)	119,906	378,389	5,842,323
JPMorgan International Realty Fund	610,421	855,999	212,100	(54,835)	67,998	79,079	942,617
JPMorgan Intrepid America Fund	8,202,430	8,962,092	4,306,372	50,142	148,080	460,990	11,275,823
JPMorgan Prime Money Market Fund	1,546,204	64,463,797	63,122,101	—	114,175	2,887,900	2,887,900
JPMorgan Realty Income Fund	—	636,088	614,684	9,937	2,726	3,020	31,012

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

	For the periods ended June 30, 2008
	Value at June 30, 2007	Purchase Cost	Sales Cost	Realized Gain/Loss	Dividend Income	Shares at June 30, 2008	Value at June 30, 2008
SmartRetirement 2010 Fund (continued)
JPMorgan Small Cap Equity Fund	$1,400,822	$976,610	$70,371	$70,371	$11,437	71,998	$2,140,496
JPMorgan Small Cap Growth Fund	1,087,208	949,997	174,997	174,997	—	179,916	1,685,810
JPMorgan Small Cap Value Fund	1,085,384	427,913	436,083	53,813	11,342	47,774	864,706
JPMorgan Strategic Small Cap Value Fund	—	483,270	6,147	6,147	—	32,583	411,526
JPMorgan U.S. Equity Fund	9,015,850	10,254,700	3,934,990	1,131,927	171,310	1,442,386	13,774,782
JPMorgan U.S. Real Estate Fund	2,135,274	2,419,256	612,108	(29,506)	63,604	209,829	3,460,073
Total	$70,559,950	$134,039,527	$90,650,092	$1,654,123	$3,536,006		$105,268,577

SmartRetirement 2015 Fund
JPMorgan Bond Fund	$19,206,976	$13,518,485	$7,048,670	$(413,846)	$1,362,067	2,829,918	$23,035,529
JPMorgan Core Bond Fund	19,234,205	21,251,863	5,567,450	(94,038)	1,434,113	3,294,992	35,256,416
JPMorgan Emerging Markets Debt Fund	4,308,001	783,661	76,914	76,914	317,747	581,589	4,693,424
JPMorgan Emerging Markets Equity Fund	2,757,767	2,875,672	3,834,579	109,529	13,757	83,763	1,881,323
JPMorgan High Yield Bond Fund	4,313,015	3,051,143	46,995	46,995	357,147	899,029	6,778,677
JPMorgan International Equity Fund	9,617,935	7,323,972	4,472,317	1,880,315	338,746	391,881	11,082,398
JPMorgan International Opportunities Fund	9,613,663	5,023,283	1,973,250	(46,395)	220,189	720,391	11,122,842
JPMorgan International Realty Fund	726,651	1,573,835	—	—	85,696	151,028	1,800,251
JPMorgan Intrepid America Fund	15,431,444	9,208,337	1,800,582	722,735	247,699	816,601	19,974,062
JPMorgan Intrepid Growth Fund	3,405,594	2,157,621	2,434,325	(57,187)	21,426	126,962	2,812,212
JPMorgan Large Cap Value Fund	3,407,836	2,865,290	4,486,963	(225,079)	45,635	110,734	1,164,916
JPMorgan Prime Money Market Fund	1,223,192	49,962,177	47,685,199	—	63,616	3,500,170	3,500,170
JPMorgan Realty Income Fund	239,744	2,282,736	169,653	169,653	36,434	205,235	2,107,766
JPMorgan Small Cap Equity Fund	2,862,179	1,834,146	143,375	143,375	23,302	139,998	4,162,152
JPMorgan Small Cap Growth Fund	2,091,438	1,246,744	290,817	290,817	—	292,358	2,739,399
JPMorgan Small Cap Value Fund	2,087,283	279,746	211,785	211,785	20,961	96,572	1,747,952
JPMorgan Strategic Small Cap Value Fund	—	1,135,519	15,366	15,366	—	78,727	994,327
JPMorgan U.S. Equity Fund	11,614,660	10,541,842	2,625,023	1,918,332	221,136	1,822,999	17,409,637
JPMorgan U.S. Large Cap Core Plus Fund	2,955,176	3,592,093	1,618,387	63,595	15,770	241,673	4,514,458
JPMorgan U.S. Real Estate Fund	5,054,103	2,139,436	639,665	205,710	137,722	344,027	5,673,011
Total	$120,150,862	$142,647,601	$85,141,315	$5,018,576	$4,963,163		$162,450,922

SmartRetirement 2020 Fund
JPMorgan Bond Fund	$19,068,782	$22,762,594	$7,663,675	$(554,634)	$1,647,460	3,774,818	$30,727,018
JPMorgan Core Bond Fund	19,096,175	33,358,742	5,908,400	(20,285)	1,747,994	4,376,282	46,826,214
JPMorgan Emerging Markets Debt Fund	5,379,665	619,576	96,428	96,428	390,148	683,895	5,519,031
JPMorgan Emerging Markets Equity Fund	5,032,070	6,929,896	8,364,821	202,621	31,235	162,764	3,655,674
JPMorgan High Yield Bond Fund	5,386,456	5,403,861	58,959	58,959	441,902	1,328,983	10,020,528
JPMorgan International Equity Fund	17,354,298	12,860,141	7,912,041	3,283,714	605,100	700,407	19,807,506
JPMorgan International Opportunities Fund	17,340,750	10,146,281	4,529,600	(184,567)	378,827	1,303,584	20,127,342
JPMorgan International Realty Fund	1,151,621	5,545,942	—	—	109,050	480,531	5,727,927
JPMorgan Intrepid America Fund	24,865,939	16,955,716	3,564,556	999,770	389,605	1,371,753	33,553,085
JPMorgan Intrepid Growth Fund	11,249,339	8,416,175	3,001,868	39,220	80,591	690,974	15,305,081
JPMorgan Large Cap Value Fund	11,256,360	11,979,573	12,306,919	157,093	208,807	764,681	8,044,444
JPMorgan Prime Money Market Fund	2,108,717	111,927,322	109,788,324	—	104,785	4,247,715	4,247,715
JPMorgan Realty Income Fund	402,588	3,539,652	276,674	276,674	70,989	330,787	3,397,177
JPMorgan Small Cap Equity Fund	4,289,073	3,773,895	880,991	186,146	31,176	224,361	6,670,242
JPMorgan Small Cap Growth Fund	2,237,860	3,345,535	327,400	327,400	—	506,086	4,742,021
JPMorgan Small Cap Value Fund	2,234,482	432,334	440,192	171,563	22,142	98,794	1,788,163
JPMorgan Strategic Small Cap Value Fund	—	2,263,368	33,368	33,368	—	153,344	1,936,740
JPMorgan U.S. Equity Fund	13,234,202	18,285,721	5,908,854	2,069,628	294,252	2,394,467	22,867,158
JPMorgan U.S. Large Cap Core Plus Fund	8,943,937	8,573,846	1,881,876	294,028	57,350	769,226	14,369,139
JPMorgan U.S. Real Estate Fund	9,648,144	1,908,698	602,487	602,487	247,212	573,447	9,456,138
Total	$180,280,458	$289,028,868	$173,547,433	$8,039,613	$6,858,625		$268,788,343

68   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	For the periods ended June 30, 2008
	Value at June 30, 2007	Purchase Cost	Sales Cost	Realized Gain/Loss	Dividend Income	Shares at June 30, 2008	Value at June 30, 2008
SmartRetirement 2025 Fund
JPMorgan Bond Fund	$—	$1,817,830	$159,800	$(6,204)	$39,688	193,056	$1,571,473
JPMorgan Core Bond Fund	—	2,305,450	277,473	(4,143)	42,013	187,911	2,010,649
JPMorgan Emerging Markets Debt Fund	—	175,996	4,536	1,972	7,344	20,223	163,199
JPMorgan Emerging Markets Equity Fund	—	546,867	274,679	(29,903)	826	10,223	229,611
JPMorgan High Yield Bond Fund	—	621,552	62,757	(5,283)	9,129	71,264	537,331
JPMorgan International Equity Fund	—	1,927,544	194,125	30,127	39,414	55,523	1,570,188
JPMorgan International Opportunities Fund	—	1,821,307	104,303	(8,715)	9,950	102,041	1,575,507
JPMorgan International Realty Fund	—	602,259	—	—	5,914	43,052	513,178
JPMorgan Intrepid America Fund	—	2,604,124	113,634	13,790	9,907	93,657	2,290,857
JPMorgan Intrepid Growth Fund	—	1,469,546	592,784	(38,861)	2,191	37,009	819,754
JPMorgan Large Cap Value Fund	—	1,748,392	436,509	(37,749)	10,155	111,718	1,175,272
JPMorgan Prime Money Market Fund	—	11,173,296	10,476,640	—	3,912	696,656	696,656
JPMorgan Realty Income Fund	—	266,441	34,520	11,384	4,772	20,625	211,817
JPMorgan Small Cap Equity Fund	—	478,317	5,426	5,426	882	15,418	458,366
JPMorgan Small Cap Growth Fund	—	456,567	6,939	6,939	—	45,397	425,367
JPMorgan Small Cap Value Fund	—	103,563	15,946	2,417	630	4,300	77,826
JPMorgan Strategic Small Cap Value Fund	—	92,735	1,847	1,847	—	6,145	77,618
JPMorgan U.S. Equity Fund	—	1,701,336	127,323	23,907	8,900	150,748	1,439,647
JPMorgan U.S. Large Cap Core Plus Fund	—	1,532,403	77,579	2,186	2,274	71,876	1,342,644
JPMorgan U.S. Real Estate Fund	—	672,495	14,704	7,449	6,534	35,821	590,686
Total	$—	$32,118,020	$12,981,524	$(23,414)	$204,435		$17,777,646

SmartRetirement 2030 Fund
JPMorgan Bond Fund	$5,613,150	$11,826,817	$5,213,950	$(251,582)	$596,029	1,349,520	$10,985,095
JPMorgan Core Bond Fund	5,621,662	20,854,414	4,399,735	447	724,557	2,064,455	22,089,668
JPMorgan Emerging Markets Debt Fund	2,906,684	327,300	51,982	51,982	210,318	368,668	2,975,154
JPMorgan Emerging Markets Equity Fund	5,680,284	7,233,997	9,098,846	306,697	30,179	172,701	3,878,862
JPMorgan High Yield Bond Fund	2,910,332	4,849,895	1,431,785	(148,691)	206,110	784,164	5,912,597
JPMorgan International Equity Fund	17,580,693	13,139,131	7,397,795	3,773,342	627,123	733,494	20,743,200
JPMorgan International Opportunities Fund	17,565,795	9,189,887	3,017,050	(107,008)	384,478	1,355,263	20,925,254
JPMorgan International Realty Fund	1,977,790	5,060,660	—	—	159,152	483,618	5,764,727
JPMorgan Intrepid America Fund	20,760,130	18,203,900	4,106,369	738,620	352,740	1,251,377	30,608,671
JPMorgan Intrepid Growth Fund	12,441,706	8,905,584	5,572,742	(175,332)	76,927	650,026	14,398,066
JPMorgan Large Cap Value Fund	12,448,534	11,089,714	9,660,340	878,632	222,883	1,009,213	10,616,925
JPMorgan Prime Money Market Fund	1,391,174	94,946,816	92,860,692	—	88,317	3,477,298	3,477,298
JPMorgan Realty Income Fund	3,940,469	2,512,816	946,290	946,290	142,751	473,347	4,861,268
JPMorgan Small Cap Equity Fund	4,055,365	953,351	225,931	225,931	36,720	142,473	4,235,736
JPMorgan Small Cap Growth Fund	2,902,446	3,224,160	420,559	420,559	—	563,761	5,282,442
JPMorgan Small Cap Value Fund	2,897,887	529,612	308,245	308,245	30,467	140,557	2,544,076
JPMorgan Strategic Small Cap Value Fund	—	2,431,621	33,721	33,721	—	168,027	2,122,179
JPMorgan U.S. Equity Fund	2,019,148	18,351,537	2,105,493	1,238,660	168,889	1,701,164	16,246,114
JPMorgan U.S. Large Cap Core Plus Fund	18,410,250	8,641,925	6,283,058	698,674	85,939	1,035,291	19,339,242
JPMorgan U.S. Real Estate Fund	4,642,906	2,943,066	340,039	340,039	144,028	385,676	6,359,800
Total	$145,766,405	$245,218,233	$153,474,622	$9,279,226	$4,287,607		$213,366,374

SmartRetirement 2035 Fund
JPMorgan Bond Fund	$—	$915,363	$199,066	$(5,105)	$17,577	83,581	$680,348
JPMorgan Core Bond Fund	—	1,154,489	260,683	(1,579)	18,769	83,079	888,945
JPMorgan Emerging Markets Debt Fund	—	82,343	6,326	1,135	4,064	8,788	70,921
JPMorgan Emerging Markets Equity Fund	—	512,060	213,500	(25,566)	785	11,228	252,187
JPMorgan High Yield Bond Fund	—	370,347	46,214	(4,137)	4,622	41,166	310,392
JPMorgan International Equity Fund	—	1,685,281	214,681	60,294	33,076	46,256	1,308,119
JPMorgan International Opportunities Fund	—	1,522,512	70,291	(4,810)	9,727	85,008	1,312,518
JPMorgan International Realty Fund	—	586,057	—	—	6,431	41,179	490,849
JPMorgan Intrepid America Fund	—	2,214,661	406,517	(36,761)	8,634	66,872	1,635,691
JPMorgan Intrepid Growth Fund	—	1,211,672	173,080	(16,483)	1,894	43,352	960,253

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

	For the periods ended June 30, 2008
	Value at June 30, 2007	Purchase Cost	Sales Cost	Realized Gain/Loss	Dividend Income	Shares at June 30, 2008	Value at June 30, 2008
SmartRetirement 2035 Fund (continued)
JPMorgan Large Cap Value Fund	$—	$1,621,869	$307,972	$(21,000)	$9,213	108,094	$1,137,151
JPMorgan Prime Money Market Fund	—	7,049,718	6,780,655	—	2,212	269,063	269,063
JPMorgan Realty Income Fund	—	217,721	31,905	16,482	3,850	15,847	162,753
JPMorgan Small Cap Equity Fund	—	335,132	16,538	3,293	1,063	10,003	297,389
JPMorgan Small Cap Growth Fund	—	547,046	167,145	(16,229)	—	37,438	350,796
JPMorgan Small Cap Value Fund	—	162,409	11,686	2,216	826	7,625	138,013
JPMorgan Strategic Small Cap Value Fund	—	85,746	1,787	1,787	—	5,655	71,421
JPMorgan U.S. Equity Fund	—	1,050,161	375,527	(31,719)	4,470	62,469	596,580
JPMorgan U.S. Large Cap Core Plus Fund	—	1,597,485	481,693	(27,718)	2,226	54,624	1,020,370
JPMorgan U.S. Real Estate Fund	—	428,534	17,702	3,213	4,414	21,794	359,380
Total	$—	$23,350,606	$9,782,968	$(102,687)	$133,853		$12,313,139

SmartRetirement 2040 Fund
JPMorgan Bond Fund	$3,837,996	$7,751,766	$3,894,257	$(149,010)	$374,748	855,099	$6,960,508
JPMorgan Core Bond Fund	3,843,895	12,989,951	4,279,507	(562)	444,114	1,177,326	12,597,390
JPMorgan Emerging Markets Debt Fund	1,749,230	185,963	31,106	31,106	125,856	220,615	1,780,362
JPMorgan Emerging Markets Equity Fund	4,382,212	5,419,417	6,747,909	253,085	23,012	139,154	3,125,391
JPMorgan High Yield Bond Fund	1,751,017	3,416,455	1,019,022	(106,290)	121,433	515,767	3,888,882
JPMorgan International Equity Fund	13,499,320	10,159,772	6,499,643	2,777,957	463,899	540,594	15,288,006
JPMorgan International Opportunities Fund	13,927,239	6,839,522	3,335,350	(85,357)	287,476	993,588	15,340,992
JPMorgan International Realty Fund	1,653,829	3,887,210	—	—	146,190	377,413	4,498,767
JPMorgan Intrepid America Fund	15,486,222	12,183,341	3,382,934	427,301	255,535	868,826	21,251,477
JPMorgan Intrepid Growth Fund	10,225,123	5,572,829	3,820,842	(6,092)	55,282	498,909	11,050,840
JPMorgan Large Cap Value Fund	10,230,427	6,413,374	6,830,623	791,528	164,165	705,046	7,417,084
JPMorgan Prime Money Market Fund	1,176,659	62,348,934	61,460,652	—	67,253	2,064,941	2,064,941
JPMorgan Realty Income Fund	3,145,556	1,869,725	826,770	826,770	110,855	351,898	3,613,996
JPMorgan Small Cap Equity Fund	2,723,236	962,328	419,268	134,566	24,260	97,305	2,892,876
JPMorgan Small Cap Growth Fund	2,456,184	2,335,682	413,231	352,619	—	430,054	4,029,608
JPMorgan Small Cap Value Fund	2,452,845	762,942	351,361	274,737	28,082	129,438	2,342,825
JPMorgan Strategic Small Cap Value Fund	—	1,579,365	23,365	23,365	—	107,740	1,360,759
JPMorgan U.S. Equity Fund	—	13,462,398	1,012,159	883,311	108,543	1,153,403	11,014,998
JPMorgan U.S. Large Cap Core Plus	14,087,104	7,853,781	4,560,250	771,376	63,009	866,732	16,190,561
JPMorgan U.S. Real Estate Fund	3,152,947	1,856,110	218,186	218,186	93,825	252,746	4,167,787
Total	$109,781,041	$167,850,865	$109,126,435	$7,418,596	$2,957,537		$150,878,050

SmartRetirement 2045 Fund
JPMorgan Bond Fund	$—	$260,563	$60,343	$(3,104)	$4,770	23,514	$191,402
JPMorgan Core Bond Fund	—	435,322	154,157	(261)	5,637	26,178	280,107
JPMorgan Emerging Markets Debt Fund	—	13,917	1,701	164	700	1,428	11,527
JPMorgan Emerging Markets Equity Fund	—	167,830	60,500	(5,810)	134	4,198	94,291
JPMorgan High Yield Bond Fund	—	126,259	7,629	(589)	1,230	15,251	114,994
JPMorgan International Equity Fund	—	583,129	31,087	11,795	11,784	17,663	499,509
JPMorgan International Opportunities Fund	—	581,617	38,670	(3,444)	1,708	32,413	500,457
JPMorgan International Realty Fund	—	196,005	2,000	(674)	1,237	13,918	165,908
JPMorgan Intrepid America Fund	—	743,672	41,508	(1,463)	1,471	26,582	650,196
JPMorgan Intrepid Growth Fund	—	435,547	38,604	(3,871)	329	17,046	377,577
JPMorgan Large Cap Value Fund	—	486,762	46,940	119	2,610	37,612	395,673
JPMorgan Prime Money Market Fund	—	2,414,469	2,295,455	—	835	119,014	119,014
JPMorgan Realty Income Fund	—	69,252	4,619	2,690	1,120	5,908	60,679
JPMorgan Small Cap Equity Fund	—	91,457	2,049	759	170	2,906	86,384
JPMorgan Small Cap Growth Fund	—	175,544	52,026	(2,477)	—	12,465	116,797
JPMorgan Small Cap Value Fund	—	69,768	12,424	(333)	260	2,946	53,314
JPMorgan Strategic Small Cap Value Fund	—	42,565	424	424	—	3,024	38,191
JPMorgan U.S. Equity Fund	—	356,178	58,561	(2,487)	1,535	28,640	273,516

70   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	For the periods ended June 30, 2008
	Value at June 30, 2007	Purchase Cost	Sales Cost	Realized Gain/Loss	Dividend Income	Shares at June 30, 2008	Value at June 30, 2008
SmartRetirement 2045 Fund (continued)
JPMorgan U.S. Large Cap Core Plus Fund	$—	$529,885	$44,874	$(2,607)	$379	24,025	$448,782
JPMorgan U.S. Real Estate Fund	—	168,047	5,418	131	1,443	8,652	142,675
Total	$—	$7,947,788	$2,958,989	$(11,038)	$37,352		$4,620,993

SmartRetirement 2050 Fund
JPMorgan Bond Fund	$—	$126,670	$46,661	$(2,102)	$2,491	9,159	$74,555
JPMorgan Core Bond Fund	—	189,085	74,698	(1,232)	3,149	10,534	112,715
JPMorgan Emerging Markets Debt Fund	—	9,619	159	159	499	1,125	9,076
JPMorgan Emerging Markets Equity Fund	—	88,189	42,100	(2,728)	145	1,882	42,260
JPMorgan High Yield Bond Fund	—	53,964	4,099	(202)	656	6,405	48,295
JPMorgan International Equity Fund	—	302,102	45,623	2,696	5,963	8,251	233,332
JPMorgan International Opportunities Fund	—	303,114	51,600	(2,947)	1,835	15,141	233,773
JPMorgan International Realty Fund	—	84,332	8,000	(1,246)	1,231	5,515	65,734
JPMorgan Intrepid America Fund	—	351,322	44,638	(1,329)	1,479	11,654	285,062
JPMorgan Intrepid Growth Fund	—	197,453	36,992	(2,674)	354	6,874	152,255
JPMorgan Large Cap Value Fund	—	295,374	55,693	(3,195)	1,824	19,796	208,259
JPMorgan Prime Money Market Fund	—	2,227,650	2,155,712	—	592	71,938	71,938
JPMorgan Realty Income Fund	—	45,094	9,239	733	706	3,212	32,990
JPMorgan Small Cap Equity Fund	—	102,552	6,146	(324)	186	3,082	91,624
JPMorgan Small Cap Growth Fund	—	115,992	37,932	(1,387)	—	7,848	73,533
JPMorgan Small Cap Value Fund	—	49,270	8,796	(299)	212	2,031	36,765
JPMorgan Strategic Small Cap Value Fund	—	45,264	2,149	(147)	—	3,019	38,132
JPMorgan U.S. Equity Fund	—	197,262	72,736	(2,826)	999	12,086	115,417
JPMorgan U.S. Large Cap Core Plus Fund	—	284,321	85,803	(2,839)	390	9,913	185,181
JPMorgan U.S. Real Estate Fund	—	89,410	4,158	357	952	4,654	76,749
Total	$—	$5,158,039	$2,792,934	$(21,532)	$23,663		$2,187,645

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other JPMorgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
SmartRetirement Income Fund	$—	$692,825	$(692,825)
SmartRetirement 2010 Fund	—	888,602	(888,602)
SmartRetirement 2015 Fund	—	1,877,529	(1,877,529)
SmartRetirement 2020 Fund	—	3,339,614	(3,339,614)
SmartRetirement 2025 Fund	(62)	55,000	(54,938)
SmartRetirement 2030 Fund	—	2,919,402	(2,919,402)
SmartRetirement 2035 Fund	(63)	58,154	(58,091)
SmartRetirement 2040 Fund	—	2,182,386	(2,182,386)
SmartRetirement 2045 Fund	(77)	6,890	(6,813)
SmartRetirement 2050 Fund	(63)	12,575	(12,512)

The reclassifications for the Funds relate primarily to distributions from investments in regulated investment companies, gain/loss on foreign futures contracts, and foreign currency gains and losses.

I. Recent Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS is paid a fee by the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

72   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the periods ended June 30, 2008, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
SmartRetirement Income Fund	$1,102	$—
SmartRetirement 2010 Fund	2,501	—
SmartRetirement 2015 Fund	1,647	316
SmartRetirement 2020 Fund	3,411	—
SmartRetirement 2025 Fund	89	—
SmartRetirement 2030 Fund	2,271	—
SmartRetirement 2035 Fund	1,180	—
SmartRetirement 2040 Fund	3,207	59
SmartRetirement 2045 Fund	263	6
SmartRetirement 2050 Fund	437	—

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Select Class	Institutional Class
0.25%	0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the Underlying Funds.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class	Institutional Class
SmartRetirement Income Fund	0.42%	0.92%	0.17%	0.02%
SmartRetirement 2010 Fund	0.43	0.93	0.18	0.03
SmartRetirement 2015 Fund	0.43	0.93	0.18	0.03
SmartRetirement 2020 Fund	0.43	0.93	0.18	0.03
SmartRetirement 2025 Fund	0.44	0.94	0.19	0.04
SmartRetirement 2030 Fund	0.44	0.94	0.19	0.04
SmartRetirement 2035 Fund	0.44	0.94	0.19	0.04
SmartRetirement 2040 Fund	0.44	0.94	0.19	0.04
SmartRetirement 2045 Fund	0.44	0.94	0.19	0.04
SmartRetirement 2050 Fund	0.44	0.94	0.19	0.04

The contractual expense limitation agreements were in effect for the periods ended June 30, 2008. The expense limitation percentages in the table above are in place until at least October 31, 2008.

For the periods ended June 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
SmartRetirement Income Fund	$85,141	$24,580
SmartRetirement 2010 Fund	91,416	82,477
SmartRetirement 2015 Fund	142,328	166,966
SmartRetirement 2020 Fund	222,452	295,540
SmartRetirement 2025 Fund	3,959	19,868
SmartRetirement 2030 Fund	172,291	247,066
SmartRetirement 2035 Fund	3,152	22,133
SmartRetirement 2040 Fund	126,104	210,902
SmartRetirement 2045 Fund	1,232	19,662
SmartRetirement 2050 Fund	848	19,793

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker/dealers. For periods ended June 30, 2008, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

74   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

4. Investment Transactions

During the periods ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
SmartRetirement Income Fund	$68,885,523	$29,003,247
SmartRetirement 2010 Fund	69,806,398	27,527,991
SmartRetirement 2015 Fund	93,058,153	37,456,116
SmartRetirement 2020 Fund	177,634,206	63,759,109
SmartRetirement 2025 Fund	20,944,723	2,504,884
SmartRetirement 2030 Fund	150,638,940	60,613,929
SmartRetirement 2035 Fund	16,300,889	3,002,313
SmartRetirement 2040 Fund	105,773,302	47,665,782
SmartRetirement 2045 Fund	5,533,319	663,534
SmartRetirement 2050 Fund	2,930,390	637,222

During periods ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$109,345,423	$—	$9,374,426	$(9,374,426)
SmartRetirement 2010 Fund	116,381,385	75,932	10,166,999	(10,091,067)
SmartRetirement 2015 Fund	181,180,837	675,695	17,961,080	(17,285,385)
SmartRetirement 2020 Fund	302,007,862	—	29,474,814	(29,474,814)
SmartRetirement 2025 Fund	19,739,572	—	1,649,867	(1,649,867)
SmartRetirement 2030 Fund	242,231,471	1,011,047	26,131,439	(25,120,392)
SmartRetirement 2035 Fund	14,226,121	—	1,480,126	(1,480,126)
SmartRetirement 2040 Fund	171,581,795	1,072,698	18,399,162	(17,326,464)
SmartRetirement 2045 Fund	5,095,346	—	408,921	(408,921)
SmartRetirement 2050 Fund	2,426,826	—	219,048	(219,048)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2008, was as follows:

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
SmartRetirement Income Fund	$4,356,551	$26,376	$4,382,927
SmartRetirement 2010 Fund	4,582,895	481,102	5,063,997
SmartRetirement 2015 Fund	7,084,821	1,266,561	8,351,382
SmartRetirement 2020 Fund	11,196,234	2,225,407	13,421,641
SmartRetirement 2025 Fund	285,924	—	285,924
SmartRetirement 2030 Fund	7,957,357	2,228,602	10,185,959
SmartRetirement 2035 Fund	216,287	—	216,287
SmartRetirement 2040 Fund	5,625,275	1,731,711	7,356,986
SmartRetirement 2045 Fund	49,938	—	49,938
SmartRetirement 2050 Fund	34,625	—	34,625

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2007, was as follows:

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
SmartRetirement Income Fund	$641,950	$378	$642,328
SmartRetirement 2010 Fund	1,442,068	10,782	1,452,850
SmartRetirement 2015 Fund	2,348,257	15,348	2,363,605
SmartRetirement 2020 Fund	3,314,041	50,701	3,364,742
SmartRetirement 2030 Fund	2,524,797	8,489	2,533,286
SmartRetirement 2040 Fund	2,061,382	8,738	2,070,120

At June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$660,376	$1,681,177	$(9,483,348)
SmartRetirement 2010 Fund	16,572	2,144,103	(10,235,269)
SmartRetirement 2015 Fund	33,420	4,047,820	(17,525,310)
SmartRetirement 2020 Fund	57,814	7,726,032	(30,129,722)
SmartRetirement 2025 Fund	61,294	110,456	(1,689,145)
SmartRetirement 2030 Fund	70,109	8,311,658	(25,804,175)
SmartRetirement 2035 Fund	3,822	96,626	(1,515,029)
SmartRetirement 2040 Fund	45,227	6,448,963	(17,838,594)
SmartRetirement 2045 Fund	1,027	28,359	(415,136)
SmartRetirement 2050 Fund	18,712	18,742	(219,048)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, mark-to-market of futures contracts, post-October loss deferrals and distributions payable.

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2008, the Funds deferred to July 1, 2008 post October currency losses of:

Currency Losses
SmartRetirement Income Fund	$153,150
SmartRetirement 2010 Fund	160,818
SmartRetirement 2015 Fund	255,146
SmartRetirement 2020 Fund	659,905
SmartRetirement 2025 Fund	41,877
SmartRetirement 2030 Fund	677,065
SmartRetirement 2035 Fund	32,008
SmartRetirement 2040 Fund	460,192
SmartRetirement 2045 Fund	8,219

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might

76   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2008. Average borrowings from the Facility for the year ended June 30, 2008, were as follows:

	Average Borrowings	Number of Days Used	Interest Paid
SmartRetirement Income Fund	$2,574,673	1	$263
SmartRetirement 2015 Fund	321,997	1	44
SmartRetirement 2020 Fund	825,342	2	221
SmartRetirement 2030 Fund	998,052	2	267
SmartRetirement 2040 Fund	1,540,039	1	210

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of
JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund,
JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund,
JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund,
JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund,
JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund (each a separate fund of JPMorgan Trust I, hereafter collectively referred to as the “Funds”) at June 30, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2008

78   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	146	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	146	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	146
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	146	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	146	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	146	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	146	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   79

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	146	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	146	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	146	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	146	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	146
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (146 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

80   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   81

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses (not including expenses of the Underlying Funds). The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$955.80	$2.04	0.42%
Hypothetical	1,000.00	1,022.77	2.11	0.42
Class C
Actual	1,000.00	953.50	4.47	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92
Select Class
Actual	1,000.00	957.40	0.83	0.17
Hypothetical	1,000.00	1,024.02	0.86	0.17
Institutional Class
Actual	1,000.00	957.50	0.10	0.02
Hypothetical	1,000.00	1,024.76	0.10	0.02

82   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
SmartRetirement 2010 Fund
Class A
Actual	$1,000.00	$944.40	$2.08	0.43%
Hypothetical	1,000.00	1,022.73	2.16	0.43
Class C
Actual	1,000.00	941.30	4.49	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Select Class
Actual	1,000.00	945.10	0.87	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Institutional Class
Actual	1,000.00	945.80	0.15	0.03
Hypothetical	1,000.00	1,024.71	0.15	0.03

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	932.10	2.07	0.43
Hypothetical	1,000.00	1,022.73	2.16	0.43
Class C
Actual	1,000.00	929.50	4.46	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Select Class
Actual	1,000.00	933.20	0.87	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Institutional Class
Actual	1,000.00	934.00	0.14	0.03
Hypothetical	1,000.00	1,024.71	0.15	0.03

SmartRetirement 2020 Fund
Class A
Actual	1,000.00	921.20	2.05	0.43
Hypothetical	1,000.00	1,022.73	2.16	0.43
Class C
Actual	1,000.00	919.60	4.44	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Select Class
Actual	1,000.00	922.40	0.86	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Institutional Class
Actual	1,000.00	923.10	0.14	0.03
Hypothetical	1,000.00	1,024.71	0.15	0.03

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   83

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
SmartRetirement 2025 Fund
Class A
Actual	$1,000.00	$912.70	$2.09	0.44%
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class C
Actual	1,000.00	910.30	4.46	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Select Class
Actual	1,000.00	914.00	0.90	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Institutional Class
Actual	1,000.00	914.60	0.19	0.04
Hypothetical	1,000.00	1,024.66	0.20	0.04

SmartRetirement 2030 Fund
Class A
Actual	1,000.00	906.10	2.09	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class C
Actual	1,000.00	902.90	4.45	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Select Class
Actual	1,000.00	906.70	0.90	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Institutional Class
Actual	1,000.00	907.40	0.19	0.04
Hypothetical	1,000.00	1,024.66	0.20	0.04

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	899.60	2.08	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class C
Actual	1,000.00	897.40	4.43	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Select Class
Actual	1,000.00	901.20	0.90	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Institutional Class
Actual	1,000.00	901.20	0.19	0.04
Hypothetical	1,000.00	1,024.66	0.20	0.04

84   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
SmartRetirement 2040 Fund
Class A
Actual	$1,000.00	$901.70	$2.08	0.44%
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class C
Actual	1,000.00	899.90	4.44	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Select Class
Actual	1,000.00	903.00	0.90	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Institutional Class
Actual	1,000.00	903.60	0.19	0.04
Hypothetical	1,000.00	1,024.66	0.20	0.04

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	906.50	2.09	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class C
Actual	1,000.00	903.90	4.45	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Select Class
Actual	1,000.00	907.50	0.90	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Institutional Class
Actual	1,000.00	908.10	0.19	0.04
Hypothetical	1,000.00	1,024.66	0.20	0.04

SmartRetirement 2050 Fund
Class A
Actual	1,000.00	906.90	2.09	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class C
Actual	1,000.00	904.80	4.45	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Select Class
Actual	1,000.00	908.50	0.90	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Institutional Class
Actual	1,000.00	909.00	0.19	0.04
Hypothetical	1,000.00	1,024.66	0.20	0.04

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2008        JPMORGAN SMARTRETIREMENT FUNDS   85

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended June 30, 2008:

Dividend Received Deduction
SmartRetirement Income Fund	9.71%
SmartRetirement 2010 Fund	14.10
SmartRetirement 2015 Fund	23.54
SmartRetirement 2020 Fund	22.41
SmartRetirement 2025 Fund	19.25
SmartRetirement 2030 Fund	28.28
SmartRetirement 2035 Fund	26.63
SmartRetirement 2040 Fund	28.74
SmartRetirement 2045 Fund	21.93
SmartRetirement 2050 Fund	17.21

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2008:

Long-Term Capital Gain Distribution
SmartRetirement Income Fund	$26,376
SmartRetirement 2010 Fund	481,102
SmartRetirement 2015 Fund	1,266,561
SmartRetirement 2020 Fund	2,225,407
SmartRetirement 2030 Fund	2,228,602
SmartRetirement 2040 Fund	1,731,711

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
SmartRetirement Income Fund	$4,356,551
SmartRetirement 2010 Fund	4,582,895
SmartRetirement 2015 Fund	7,084,821
SmartRetirement 2020 Fund	11,196,234
SmartRetirement 2025 Fund	285,924
SmartRetirement 2030 Fund	7,957,357
SmartRetirement 2035 Fund	216,287
SmartRetirement 2040 Fund	5,625,275
SmartRetirement 2045 Fund	49,938
SmartRetirement 2050 Fund	34,625

Qualified Short-Term Capital Gain Designation

For the fiscal year ended June 30, 2008, the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gain:

Short-Term Gain
SmartRetirement Income Fund	$14,042
SmartRetirement 2010 Fund	87,256
SmartRetirement 2015 Fund	113,406
SmartRetirement 2020 Fund	551,305
SmartRetirement 2030 Fund	273,887
SmartRetirement 2040 Fund	163,420

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended June 30, 2008:

Income from U.S. Treasury Obligations
SmartRetirement Income Fund	0.12%
SmartRetirement 2010 Fund	0.11
SmartRetirement 2025 Fund	0.62
SmartRetirement 2030 Fund	0.37

86   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	AN-SR-608

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2008 – $1,368,500
2007 – $1,073,900

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2007 – $15,213,000
2006 – $9,775,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2008 – $277,650
2007 – $207,420

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2007 and 2006.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2008 – Not applicable
2007 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of

Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2008 – 0.0%

2007 – 100.0%*

* The number shown represents the percentage of services that were pre-approved. The percentage of services that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $19.9 million in 2007 and $21.6 million in 2006.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 5, 2008

By:	/s/_____________________________

Patricia A. Maleski

Principal Financial Officer

September 5, 2008